                                     ANNUAL
                                     REPORT
                                OCTOBER 31, 2002

                                                               IDEX Mutual Funds
                                             - - - - - - - - - - - - - - - - - -
                                                               www.idexfunds.com

                                                               IDEX Mutual Funds

IDEX Mutual Funds                  Annual Report                October 31, 2002

[IDEX LOGO]

Customer Service:
1-888-233-IDEX (4339)
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Distributor: AFSG
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

                                TABLE OF CONTENTS

FUND MANAGERS' COMMENTARY,                                                        COMMENTARY/          SCHEDULE
FUND PERFORMANCE, STATISTICS AND                                                  PERFORMANCE/             OF
SCHEDULE OF INVESTMENTS                                                            STATISTICS         INVESTMENTS
--------------------------------                                                  ------------        -----------
-Preface to the Schedule of Investments                                                                   78
-IDEX Aggressive Asset Allocation                                                        2                80
-IDEX Alger Aggressive Growth                                                            4                81
-IDEX American Century Income & Growth (merged with IDEX GE U.S. Equity)                 6                82
-IDEX American Century International (merged with IDEX International Equity)             8                85
-IDEX Conservative Asset Allocation                                                     10                87
-IDEX Federated Tax Exempt                                                              12                88
-IDEX Gabelli Global Growth                                                             14                90
-IDEX Goldman Sachs Growth                                                              16                93
-IDEX Great Companies - America(SM)                                                     18                95
-IDEX Great Companies - Global(2)                                                       20                96
-IDEX Great Companies - Technology(SM)                                                  22                97
-IDEX Isabelle Small Cap Value                                                          24                98
-IDEX Janus Balanced                                                                    26                99
-IDEX Janus Capital Appreciation                                                        28               102
-IDEX Janus Flexible Income                                                             30               104
-IDEX Janus Global                                                                      32               107
-IDEX Janus Growth                                                                      34               109
-IDEX Janus Growth & Income                                                             36               110
-IDEX Jennison Equity Opportunity                                                       38               112
-IDEX LKCM Strategic Total Return                                                       40               113
-IDEX Moderate Asset Allocation                                                         42               115
-IDEX Moderately Aggressive Asset Allocation                                            44               116
-IDEX Munder Net50                                                                      46               117
-IDEX PBHG Mid Cap Growth (formerly IDEX Pilgrim Baxter Mid Cap Growth)                 48               118
-IDEX PBHG Technology & Communications (formerly IDEX Pilgrim Baxter Technology)        50               119
-IDEX PIMCO Total Return                                                                52               120
-IDEX Protected Principal Stock                                                         54               124
-IDEX Salomon All Cap                                                                   56               129
-IDEX Salomon Investors Value (formerly IDEX NWQ Value Equity)                          58               130
-IDEX T. Rowe Price Health Sciences                                                     60               132
-IDEX T. Rowe Price Small Cap                                                           62               134
-IDEX T. Rowe Price Tax-Efficient Growth (formerly IDEX T. Rowe Price Dividend Growth)  64               137
-IDEX Transamerica Conservative High-Yield Bond (formerly IDEX AEGON Income Plus)       66               139
-IDEX Transamerica Convertible Securities                                               68               141
-IDEX Transamerica Equity                                                               70               143
-IDEX Transamerica Growth Opportunities (formerly IDEX Transamerica Small Company)      72               144
-IDEX Transamerica Money Market                                                         74               145
-IDEX Transamerica Value Balanced                                                       76               147

FINANCIAL STATEMENTS
-Preface to the Financial Statements                                                                     150
-Statements of Assets and Liabilities                                                                    152
-Statements of Operations                                                                                160
-Statements of Changes in Net Assets                                                                     168
-Financial Highlights                                                                                    180

NOTES TO FINANCIAL STATEMENTS                                                                            204
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                                                       216
RESULTS OF SHAREHOLDER PROXY VOTING                                                                      217
SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION                                                              242
MANAGEMENT OF THE FUND                                                                                   243

                                    [PHOTO]

                                 JOHN R. KENNEY
                             Chairman of the Board

                                    [PHOTO]

                                 BRIAN C. SCOTT
                                  President and
                             Chief Executive Officer

TO OUR SHAREHOLDERS,

Investing in the financial markets is a balance between risk and reward. During the past 12 months, it's safe to say, the scales clearly tipped in favor of risk.

That's because the world became a very different place during the past 12 months. Terrorism, a tragic fact of life in many nations, has reached U.S. soil. An economic recovery seems to be sputtering, raising fears of a "double-dip" recession. And the possibility of war with Iraq grows each day.

And 12 months ago, no one could have imagined that corporate executives paraded in handcuffs would be a common sight on CNN.

As shareholders, these events made us question our investing strategies and our faith in the financial markets.

But after a hard, unflinching look at the past year's events, we realized that we've been here before. We are simply in the midst of a cycle. And, as the word implies, things will turn around.

Indeed, even as we write, the scandals that shook investor confidence are purging the corporate world of dangerous excesses. Ultimately, this will result in better scrutiny of financial information - the information investors need to make sound decisions.

Also, the impasse over Iraq will be resolved somehow, ending a disturbing uncertainty. And, by most lights, the economy is emerging from its slump - when it will hit its stride, we don't know, but we believe it's inevitable.

In companies throughout the United States and the world, ingenuity is at work to create new products, capture greater markets and generate the profits that will make them worthwhile investments.

The managers of IDEX Mutual Funds are looking for those companies. They'll be there when ideas and hard work result in earnings.

Will you be there? Without a doubt it's difficult to stay the course when it seems everyone else is jumping off. But buying low means taking a risk while others seek safety. Taking such a risk often leads to rewards that others will miss.

These are uncertain times, but uncertainty brings opportunity.

Your financial professional can help you keep risk and reward in perspective. He or she can offer objective guidance that looks beyond today and toward a better tomorrow. After all, taking steps today in the hope of a rewarding future is what investing is all about.



Sincerely yours,

/s/ John R. Kenney                                       /s/ Brian C. Scott

John R. Kenney                                           Brian C. Scott
Chairman of the Board                                    President and
                                                         Chief Executive Officer

IDEX AGGRESSIVE ASSET ALLOCATION

OBJECTIVE/FOCUS

Long-term growth of capital through investments in a combination of underlying IDEX funds.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

At best, the past twelve months have been difficult for investors. For equity investors, the third quarter of 2002 was downright painful. Yet those suited to IDEX Aggressive Asset Allocation can wait out this storm and view this as a time to buy low. The fund began operations March 1, 2002, well into the period, which was marked by the nation's efforts to recover from the tragedy of September 11th, a subsequent plunge in equity markets, and an unprecedented series of steps by the Federal Reserve Board ("FED") to put capital into the sputtering economy. For a time, the Fed's medicine seemed to work. The markets staged a brief rally, consumer confidence remained high, the employment situation stabilized and manufacturing picked up. The signs pointed to better times ahead.

Then the scandals emerged. Enron Corp. was only the beginning. Others, once Wall Street favorites, fell amid stories of shady accounting practices and abuses by executives. The result was a plunge in investor confidence that will take serious effort to reverse.

Finally, the mounting tension between the United States and Iraq created a lingering uncertainty. And the markets hate uncertainty. Despite it all, however, the markets ended the period with a strong showing in October, ending the downward slide of a brutal third quarter.

PERFORMANCE

From inception March 1, 2002 through October 31, 2002, IDEX Aggressive Asset Allocation returned (20.50)% as compared to its benchmark, the Wilshire 5000 Total Market Index, which returned (19.12)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

IDEX Aggressive Asset Allocation is a "fund of funds" that seeks long-term capital appreciation. It is designed for growth, and its model, based on recommendations from Morningstar Associates, aims for a target of 100% equities. Risk management is an important part of the equation, however, and the fund's weightings reflect a defensive stance in response to the current bear market.

The fund's largest single holding was IDEX Salomon Investors Value. Since April 30, 2002 weighting in that fund increased from 6.6% to 22.8% of net assets. IDEX Transamerica Equity, a fund with a relatively small number of carefully selected stocks, was the second-largest holding, accounting for 13.5% of net assets. Others well represented include IDEX Isabelle Small Cap Value (13.3% of net assets) and IDEX American Century International (7.7% of net assets). In all, IDEX Aggressive Asset Allocation comprises twelve underlying funds in every equity category from large-cap growth to small-cap value.

OUTLOOK

Cautious optimism is in order. The U.S. economy has shown remarkable resiliency. Valuations have become more reasonable than they were at the height of the dot.com bubble. And the scandals that emerged during the past twelve months have a silver lining: they forced corporations to clean up their accounting practices and present financial information that makes sense. Whether the market has reached a bottom and is emerging from its three-year slump remains to be seen.

Yet whatever the market environment might bring in the year ahead, IDEX Aggressive Asset Allocation will continue to seek long-term growth opportunities.

Fund Adviser
AEGON/Transamerica Fund Advisers, Inc.


2  IDEX MUTUAL FUNDS
   ANNUAL REPORT 2002

[GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AGGRESSIVE

An investment strategy characterized by a willingness to accept above-average risk in order to pursue above-average returns by investing primarily in stocks of rapidly growing companies. This strategy also includes sometimes buying on margin, options trading and arbitrages.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                  From       Inception
                                Inception       Date
                                ----------   ----------
Class A (NAV)                    (20.50)%      3/1/02
Class A (POP)                    (24.87)%      3/1/02
Wilshire 5000(1)                 (19.12)%      3/1/02
Class B (NAV)                    (20.90)%      3/1/02
Class B (POP)                    (24.86)%      3/1/02
Class C (NAV)                    (20.90)%      3/1/02
Class M (NAV)                    (20.90)%      3/1/02
Class M (POP)                    (22.47)%      3/1/02

NOTES

1 The Wilshire 5000 Total Market Index (Wilshire 5000) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

Periods less than 1 year represent total return and are not annualized.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            ALLOCATIONS (% OF NET ASSETS)
----------------------------------------------     -----------------------------
IDEX Salomon Investors Value             22.8%     Aggressive             48.9%
IDEX Transamerica Equity                 13.5%     Conservative           29.8%
IDEX Isabelle Small Cap Value            13.3%     International          17.4%
IDEX American Century
  International                           7.7%
IDEX Great Companies - America(SM)        7.0%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                            IDEX MUTUAL FUNDS  3
                                                            ANNUAL REPORT 2002

IDEX ALGER AGGRESSIVE GROWTH

OBJECTIVE/FOCUS

Long-term capital appreciation through investments in domestic equities of developing companies or companies with promising growth potential.

INVESTMENT FOCUS

[CHART]

MARKET ENVIRONMENT

The fiscal year ended October 31, 2002, was an extraordinarily difficult period for equity securities. At the start of the period, the market succeeded in capitalizing on positive stock movement during an October rally. Fueled in part by a 50 basis point rate cut on November 6, 2001 and another 25 basis point cut on December 11, 2001 stocks moved higher in the last two months of 2001. The NASDAQ closed the year 2001 37% above its September 21, 2001 low, and equity markets seemed to be headed towards the New Year with strong momentum.

The first quarter of 2002 brought an abrupt end to the momentum experienced in the last few months of 2001. After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve Board ("FED") failed to cut the Fed funds rate any further during the quarter. Furthermore, the Enron Corp. affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally.

The second quarter of 2002 brought more suffering. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of further corporate malfeasance. Furthermore, while the Fed continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism.

The downward spiral continued throughout the third quarter. Unsettled by negative earnings preannouncements, weaker consumer confidence and disappointing job growth, investors found little reason to buy. Furthermore, concern over a possible war with Iraq and unresolved corporate accounting scandals helped to exacerbate the selling. Despite the steep decline in stock prices, the Fed decided against any further rate cuts during the three month period. July, August and September saw the continued collapse of most equity indices. With the NASDAQ and Standard and Poor's 500 Composite Stock Index reaching six- and five-year lows, respectively, by the end of the third quarter, October brought some much-needed relief from all the selling. Led by large cap growth stocks, the markets moved higher on a batch of surprisingly good earnings reports from bellwethers like Citigroup, Inc., International Business Machines Corporation and General Motors Corporation. Nevertheless, with the exact timing of a market bottom still unclear, investors continued to feel the effects of the post-bubble correction.

PERFORMANCE

For the year ended October 31, 2002, IDEX Alger Aggressive Growth returned (24.44)% as compared to its benchmark the Standard and Poor's 500 Composite Stock Index, which returned (15.10)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

IDEX Alger Aggressive Growth benefited from an underweighting in the weak telecommunications services sector, but was hurt by poor-performing technology stocks. As of October 31, 2002, the fund held 67 stocks and had a cash position of just over 10%. Pharmaceuticals, Computer Services and Insurance represented the top three industries. The fund remains well diversified, with top holdings Microsoft Corporation, IDEC Pharmaceuticals Corporation, Gilead Sciences Inc., Pfizer Inc. and Affiliated Computer Services Inc.

OUTLOOK

We believe the market has bottomed and that this period represents an opportunity for aggressive buying. Our optimism is based on an analysis of the price of equities and their earnings yield compared with the yield on bonds. The market has been shedding the excess valuations of the late 1990s and we believe it has overshot on the downside. In general, capitalism is a process of creative destruction, and with every loss there is some gain. Though the paradigm of the 1990s growth company may be extinct, we are now identifying a new set of companies that will define growth in the period ahead.



/s/ Frederick M. Alger
-------------------------------
FREDERICK M. ALGER



/s/ David Hyun
-------------------------------
DAVID HYUN
Co-Fund Managers
Fred Alger Management, Inc.


4  IDEX MUTUAL FUNDS
   ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AVERAGE ANNUAL TOTAL RETURN

A hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                                       From       Inception
                                         1 year         5 year       Inception       Date
                                         ------         ------       ---------    ---------
Class A (NAV)                            (24.44)%       (0.57)%        9.37%       12/2/94
Class A (POP)                            (28.60)%       (1.69)%        8.59%       12/2/94
S&P 500(1)                               (15.10)%        0.73%        10.66%       12/2/94
Class B (NAV)                            (25.11)%       (1.21)%        1.42%       10/1/95
Class B (POP)                            (28.85)%       (1.41)%        1.42%       10/1/95
Class C (NAV)                            (25.11)%          --        (20.74)%      11/1/99
Class M (NAV)                            (25.02)%       (1.12)%        8.88%       12/2/94
Class M (POP)                            (26.51)%       (1.32)%        8.74%       12/2/94

NOTES

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------            -------------------------------------
Microsoft Corporation              3.4%            Pharmaceuticals                 20.2%
IDEC Pharmaceuticals Corporation   3.3%            Computer & Data Processing
Gilead Sciences, Inc.              3.0%              Services                       9.9%
Pfizer Inc.                        3.0%            Insurance                        5.7%
Affiliated Computer                                Medical Instruments & Supplies   5.4%
  Services, Inc. - Class A         3.0%            Commercial Banks                 4.5%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                            IDEX MUTUAL FUNDS  5
                                                            ANNUAL REPORT 2002

IDEX AMERICAN CENTURY INCOME & GROWTH
(FORMERLY IDEX GE U.S. EQUITY)

OBJECTIVE/FOCUS

Dividend growth, current income and capital appreciation by investing in common stocks.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

The economic recovery continued for the first ten months of 2002. Manufacturing activity ramped up, companies rebuilt inventories, and productivity surged at the fastest pace in 30 years. Despite stronger economic growth, the Federal Reserve Board kept overnight lending rates at a 40 plus-year low of 1.75%, as low inflation gave the central bank more time to stimulate the economy. Consumer spending continued to support the economy, as mortgage refinancing and real wage gains helped buoy spending despite high levels of consumer debt. But confidence slipped late in the period, leading to some concern that spending would follow. Meanwhile, lackluster corporate profits and the uncertain economic environment continued to restrain business spending.

PERFORMANCE

For the year ended October 31, 2002, IDEX American Century Income & Growth ("Income & Growth") returned (14.15)% as compared to its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (15.10)% for the same period. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

Financial stocks fell, pulled lower by weak financial markets and exposure to bad loans. There were several good stories to tell for Income & Growth's financial stocks. First, Income & Growth outperformed the benchmark in the property & casualty industry. That was because the portfolio held overweights in several solid mid-cap performers. Stock selection was also solid among regional and national banks. The portfolio also held its value relatively well in the beleaguered securities and asset management industry. That's because the management team found a couple of stocks that bucked the industry's negative performance, while simultaneously avoiding the worst performers.

Health care stocks slid, as concerns over patent expiration, slim research and development pipelines, and slower pharmaceutical approval called into question the sector's relatively high valuations. That crushed pharmaceutical stocks, with biotechnology taking the worst beating. Income & Growth's valuation-conscious strategy minimized exposure to those industries while maximizing exposure to cheaper generic pharmaceutical companies and health maintenance organizations ("HMOs"). HMOs were one of the few bright spots in the healthcare sector - they've been raising premiums and earnings guidance. Those were favorable signs that were especially well received because of the lack of earnings growth elsewhere in the market.

The management team experienced some difficulty selecting stocks in the electrical utility and chemicals industries. Despite dodging several bullets in the troubled utilities sector, a few stocks detracted from the portfolio, as did lack of exposure to the biggest chemical stocks. In addition, sector allocation
- modest overweights in utilities and telecommunications and a slight underweight in consumer non-cyclicals - eroded some of the fund's excess return. But the management team doesn't make big sector bets, so the fund still outperformed the index despite those allocations.

OUTLOOK

International events, weakness in corporate profits, and slower consumer and business spending could continue to drag on the economy. Stock valuations are pretty high by historical standards, which means the economy will probably have to pick up the pace to justify current share prices.

The management team will continue to focus on building the portfolio based on analysis of individual companies. They will adhere to their structured, disciplined process instead of making big bets based on the uncertain economic environment.



/s/ John C. Schniedwind
---------------------------------
JOHN C. SCHNIEDWIND



/s/ Kurt C. Borgwardt
---------------------------------
KURT C. BORGWARDT
Co-Fund Managers
American Century Investment
Management, Inc.

NOTE: Effective February 28, 2002, GE Asset Management Incorporated resigned as sub-adviser for IDEX GE U.S. Equity. On March 1, 2002, IDEX American Century Income & Growth merged into IDEX GE U.S. Equity and the fund was renamed IDEX American Century Income& Growth. Effective March 1, 2002, American Century Investment Management, Inc. entered into a sub-advisory agreement on behalf of the fund to serve as sub-adviser.


6  IDEX MUTUAL FUNDS
   ANNUAL REPORT 2002

                                    [CHART]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

PORTFOLIO OPTIMIZATION

Building a portfolio in such a way that return is maximized for a given risk level, or risk is minimized for a given expected return level.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/02

                                          From          Inception
                           1 year       Inception          Date
                           ------       ---------       ---------
Class A (NAV)              (14.15)%        (9.98)%        3/1/00
Class A (POP)              (18.87)%       (11.87)%        3/1/00
S&P 500(1)                 (15.10)%       (13.83)%        3/1/00
Class B (NAV)              (14.76)%       (10.61)%        3/1/00
Class B (POP)              (19.02)%       (11.62)%        3/1/00
Class C (NAV)              (14.76)%       (10.61)%        3/1/00
Class M (NAV)              (14.68)%       (10.52)%        3/1/00
Class M (POP)              (16.38)%       (10.86)%        3/1/00

NOTES

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------            -------------------------------------
Bank of America Corporation        4.0%            Commercial Banks                11.1%
Citigroup Inc.                     3.2%            Pharmaceuticals                 10.3%
Microsoft Corporation              2.8%            Telecommunications               7.6%
Exxon Mobil Corporation            2.6%            Petroleum Refining               5.5%
General Electric Company           2.6%            Insurance                        4.9%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                            IDEX MUTUAL FUNDS  7
                                                            ANNUAL REPORT 2002

IDEX AMERICAN CENTURY INTERNATIONAL
(FORMERLY IDEX INTERNATIONAL EQUITY)

OBJECTIVE/FOCUS

Growth of capital through investments in stocks of growing foreign companies.

INVESTMENT FOCUS

[CHART]

MARKET ENVIRONMENT

The global economy struggled during the past year. Corporate accounting scandals, weak growth in the U.S. economy, the threat of war in Iraq, and declining confidence among businesses and consumers all took a toll on international markets.

While we have been through one of the most challenging periods for international investors, we are starting to see signs of recovery in certain cyclical areas of the economy. We believe they point to a global economy ready to rebound.

PERFORMANCE

For the year ended October 31, 2002, IDEX American Century International returned (16.49)% as compared to its benchmark, the Morgan Stanley Capital International (EAFE) Index, which returned (12.93)% for the same period. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

In such a volatile period, companies that were well positioned to withstand economic uncertainty fared best, making the fund's consumer noncyclical sector one of the top relative performers and the only absolute contributor. Investors often gravitate toward such firms during tough times because consumers continue buying necessities during a slowdown. That tendency boosted two of IDEX American Century International's holdings, the United Kingdom's Reckitt Benckiser PLC and Diageo PLC, both of which advanced. Overall, food and beverage companies, registered one of the best performances against the index, thanks to an overweight position and superior stock selection.

While consumers continued to buy staples, they slowed down purchases of discretionary items. As a result, holdings among consumer cyclicals, the fund's second-largest sector stake, declined. Sales of products ranging from clothes to computers lagged during the latter part of the year, which restrained the department store and consumer durables industries. The fund's slightly overweight position in the sector underperformed the index.

The financial sector, the fund's largest stake, retreated but turned in the second-best performance on a relative basis. Holdings among financial services firms and asset managers declined on continued uncertainty among investors about equity markets. Property and casualty insurance holdings retreated, although IDEX American Century International's holdings outperformed the index through lower exposure to the ailing industry.

Banks, which represented the fund's heaviest industry weighting, declined but outperformed benchmark index. Banks retreated on concerns that slowing economic growth will hamper lending and increase bad debts. Those issues slowed BNP Paribas SA, France's largest lender, and Societe Generale, the country's third-largest bank. They were also hampered by the slowdown in their investment banking units.

Technology turned in the top relative performance, led by the fund's semiconductor holdings. The slightly overweight position advanced and beat the benchmark on superior selection of companies that make computer chips. Holdings in the electrical equipment industry declined largely because business and consumer spending on technology continued to be constrained. But the fund's electrical equipment holdings beat the benchmark due to lower exposure to such firms than the index.

The basic materials sector registered one of the fund's worst relative performances, due mostly to declines in IDEX American Century International's holdings in the chemical and forest products and paper industries. Those slumped on continued sluggishness in manufacturing and skepticism about a rebound in the global economy leading to increased demand for products.

South Korea, Italy and Ireland were the top-contributing countries on a relative basis, while France, Australia and Switzerland were the top detractors.

OUTLOOK

While we take global trends into consideration, IDEX American Century International's management team will continue to rigorously follow its highly disciplined and repeatable process of identifying and owning businesses demonstrating strong, sustainable growth.



/s/ Henrik Strabo
--------------------------
HENRIK STRABO



/s/ Mark S. Kopinski
--------------------------
MARK S. KOPINSKI
Co-Fund Managers
American Century Investment
Management, Inc.

NOTE: Effective March 1, 2002, IDEX American Century International merged into IDEX International Equity and the fund was renamed IDEX American Century International.

8  IDEX MUTUAL FUNDS
   ANNUAL REPORT 2002

                                    [CHART]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

HEDGE

An investment made in order to reduce the risk of adverse movements in a security or currency by taking an offsetting position in a related security or currency.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/02

                                                     From       Inception
                         1 year         5 year     Inception       Date
                         ------         ------     ---------    ---------
Class A (NAV)            (16.49)%       (5.06)%      (3.47)%      2/1/97
Class A (POP)            (21.09)%       (6.13)%      (4.42)%      2/1/97
MSCI-EAFE(1)             (12.93)%       (2.84)%      (1.50)%      2/1/97
Class B (NAV)            (17.09)%       (5.69)%      (4.10)%      2/1/97
Class B (POP)            (21.24)%       (5.88)%      (4.27)%      2/1/97
Class C (NAV)            (17.09)%          --       (14.81)%     11/1/99
Class M (NAV)            (17.08)%       (5.61)%      (4.02)%      2/1/97
Class M (POP)            (18.73)%       (5.80)%      (4.19)%      2/1/97

NOTES

1 The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            TOP FIVE COUNTRIES (% OF NET ASSETS)
---------------------------------------            ------------------------------------
iShares MSCI EAFE Index Fund       3.0%            United Kingdom                 24.3%
Marks and Spencer Group PLC        2.2%            Japan                          12.8%
Vodafone Group PLC                 2.1%            Switzerland                     9.1%
Royal Dutch Petroleum                              France                          8.7%
  Company - NY Registered Shares   2.0%            Netherlands                     7.1%
Royal Bank of Scotland
  Group PLC (The)                  2.0%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                            IDEX MUTUAL FUNDS  9
                                                            ANNUAL REPORT 2002

IDEX CONSERVATIVE ASSET ALLOCATION

OBJECTIVE/FOCUS

Current income and preservation of capital through investments in a combination of underlying IDEX funds.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

At best, the past twelve months have been difficult for investors. IDEX Conservative Asset Allocation began operations March 1, 2002, well into the period, which was marked by a recovery from the tragedy of September 11th, a subsequent plunge in equity markets, and an unprecedented series of steps by the Federal Reserve Board to put capital into the sputtering economy. For a time, it seemed to work. The markets staged a brief rally, consumer confidence remained high, the employment situation stabilized and manufacturing picked up. The signs pointed to better times ahead.

Then the scandals emerged. Enron Corp. was only the beginning. Others, once Wall Street favorites, fell amid stories of shady accounting practices and abuses by executives. The result was a plunge in investor confidence that will take serious effort to reverse.

Finally, the mounting tension between the United States and Iraq created a lingering uncertainty. And the markets hate uncertainty. Despite it all, however, the markets ended the period with a strong showing in October, ending the downward slide of a brutal third quarter.

PERFORMANCE

From inception March 1, 2002 through October 31, 2002, IDEX Conservative Asset Allocation returned (7.80)% as compared to its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 6.16% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

IDEX Conservative Asset Allocation exists in part to soften the punishing effects of the bear market described above. It's a "fund of funds" whose holdings consist of a variety of underlying IDEX mutual funds. Its model, based on recommendations from Morningstar Associates, aims for a target of 30% stocks, 50% bonds and 20% cash.

In keeping with the model, bond and money market funds accounted for the fund's largest holdings. Since the semi-annual report as of April 30, the fund increased its position in IDEX PIMCO Total Return from 22.3% to 25.3% of net assets. Other top holdings included IDEX Janus Flexible Income (12.0% of net assets) and IDEX Transamerica Conservative High-Yield Bond (9.5% of net assets).

The fund's equity holdings reflected its risk-averse objectives. Among them were IDEX Salomon Investors Value and IDEX T. Rowe Price Tax-Efficient Growth. In keeping with its strategy of providing diversification in a single investment, IDEX Conservative Asset Allocation comprised fifteen underlying mutual funds from different asset classes.

OUTLOOK

Cautious optimism is in order. The U.S. economy has shown remarkable resiliency. Valuations have become more reasonable than they were at the height of the dot.com bubble. And the scandals that emerged during the past twelve months have a silver lining: they forced corporations to clean up their accounting practices and present financial information that makes sense.

Yet whatever the market environment might bring in the year ahead, IDEX Conservative Asset Allocation will continue to seek opportunities using a wide-ranging, diverse mix of investments, a strategy that attempts to help investors
- especially those concerned about market risk - through short-term uncertainty as they pursue long-term goals.

Fund Adviser
AEGON/Transamerica Fund Advisers, Inc.


10  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

CONSERVATIVE

A risk-averse investment strategy favoring preservation of capital.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                From        Inception
                             Inception         Date
                             ---------      ---------
Class A (NAV)                  (7.80)%        3/1/02
Class A (POP)                 (12.87)%        3/1/02
LBAB(1)                         6.16%         3/1/02
Class B (NAV)                  (8.20)%        3/1/02
Class B (POP)                 (12.79)%        3/1/02
Class C (NAV)                  (8.20)%        3/1/02
Class M (NAV)                  (8.20)%        3/1/02
Class M (POP)                 (10.03)%        3/1/02

NOTES

1 The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

Periods less than 1 year represent total return and are not annualized.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            ALLOCATIONS (% OF NET ASSETS)
---------------------------------------            -----------------------------
IDEX PIMCO Total Return           25.3%            Fixed-Income            54.3%
IDEX Janus Flexible Income        12.0%            Aggressive              15.2%
IDEX Transamerica Conservative                     Conservative            11.3%
  High-Yield Bond                  9.5%            Money Market             7.9%
IDEX Transamerica Money Market     7.9%            International            7.5%
IDEX Transamerica Convertible
  Securities                       7.7%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS  11
                                                           ANNUAL REPORT 2002

IDEX FEDERATED TAX EXEMPT

                             CREDIT QUALITY OF BONDS

    (% of Net Assets) S&P
    ---------------------
     AAA            46.7%
     AA             22.1%
     A              10.7%
     BBB             6.9%
     NR              7.8%

                             CREDIT QUALITY OF BONDS

    (% of Net Assets) Moody's
    -------------------------
     A1                  1.3%
     A2                  1.3%
     A3                  4.4%
     Aa1                 9.1%
     Aa2                10.1%
     Aa3                 5.1%
     Aaa                47.0%
     Baa1                2.5%
     Baa2                3.7%
     Baa3                1.2%
     NR                  8.5%

OBJECTIVE/FOCUS

Maximum interest income exempt from federal income tax while preserving capital by investing primarily in high quality municipal obligations.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

Interest rates continued to grind lower over the past twelve-month period. The Bond Buyer 40 Municipal Bond Index declined from a high of 5.47% on December 17, 2001, to a low of 4.86% on October 1, 2002. The ratio of municipal bond yields to Treasury bond yields stayed near historically cheap levels across the yield curve as the municipal market lagged the Treasury market as interest rates rallied to lower levels. The existence of a war premium being priced into the market also kept municipal bonds at cheap valuations relative to Treasury bonds. In previous years, high ratios indicated a potential problem in municipals, such as an excess of supply or an impending tax law change. The bond market's resilient performance can be attributed to the continuing flight to quality and asset reallocation that has resulted from mixed signals concerning economic recovery, the threat of war, and continued accounting and corporate governance scandals.

The amount of municipal debt issued so far this year is approaching the record supply year of 1993. Typically this would weigh heavily on the market. However, retail and institutional buyers have easily digested the year-to-date supply of tax-exempt debt.

The erosion of municipal credit quality typically lags declines in the general economy by approximately a year. The recession's effects on income and property tax revenues have not fully impacted municipal budgets. Local governments are typically impacted more significantly than state governments, which push down fiscal problems to counties, cities and school districts. Signs of fiscal distress that are becoming apparent include erosion in income tax revenues, increasing expenditures, the draw-down of rainy day funds and increasing pension fund liabilities.

PERFORMANCE

For the year ended October 31, 2002, IDEX Federated Tax Exempt returned 4.26%, as compared to its benchmark, the Lehman Brothers Municipal Bond Index which returned 5.87%. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

The fund attempts to maximize tax-exempt income within specific risk parameters. Incremental return is provided to the portfolio by making relative value decisions involving credit spread relationships to benchmarks, yield curve positioning, state and sector allocations, and appropriate bond structures (coupon and callability).

Strategy has been focused on maintaining a high credit quality profile. We have emphasized revenue bonds with dedicated revenue streams while reducing exposure to general obligation debt. The erosion in credit quality is beginning to be reflected in credit spreads, making an emphasis on high credit quality prudent. Yield curve positioning is being concentrated in the twenty-year maturity range. This portion of the yield curve offers the best total return potential. The fund is maintaining a neutral duration target relative to its benchmark.

OUTLOOK

The outlook for the financial markets in general and the municipal bond market in particular, is difficult to ascertain. There are numerous variables that are very difficult to handicap at this juncture. Is war with Iraq imminent and how long will it last? How will investors respond to the reforms concerning financial reporting and corporate governance? These are just a few of the questions that need to be answered before a clearer picture of the economy can be formulated.

The municipal yield curve is expected to revert to a more normal, flatter configuration. The short-to-intermediate portion of the yield curve will be more susceptible to underperformance as this flattening occurs. The relatively strong demand for municipal debt should continue by both retail and institutional investors as global uncertainty and market volatility remains high. Municipal bonds will continue to be a low-volatility alternative to stocks and corporate bonds. This will help to maintain demand for municipal debt.



/s/ J. Scott Albrecht
----------------------------
J. SCOTT ALBRECHT



/s/ Mary Jo Ochson
----------------------------
MARY JO OCHSON
Co-Fund Managers
Federated Investment Management Company


12  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

GENERAL OBLIGATION VS. REVENUE BONDS

Municipal bonds are backed by the full faith, credit and taxing power of the issuer (General Obligation) or are secured through the ability of the issuer to earn an income through a public project (Revenue).

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                                         From         Inception
                                        1 year     5 year   10 year    Inception         Date
                                        ------     ------   -------    ---------      ---------
Class A (NAV)                             4.26%     4.36%     5.46%      7.11%          4/1/85
Class A (POP)                            (0.70)%    3.35%     4.95%      6.82%          4/1/85
LBMB(1)                                   5.87%     6.14%     6.83%      8.50%          4/1/85
Class B (NAV)                             3.63%     3.70%       --       4.57%         10/1/95
Class B (POP)                            (1.37)%    3.52%       --       4.57%         10/1/95
Class C (NAV)                             3.63%        --       --       6.54%         11/1/99
Class M (NAV)                             4.02%     4.09%       --       4.60%         10/1/93
Class M (POP)                             1.98%     3.88%       --       4.49%         10/1/93

NOTES

1 The Lehman Brothers Municipal Bond (LBMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            REGIONAL CONCENTRATION (% OF NET ASSETS)
---------------------------------------------      ----------------------------------------
Birmingham Waterworks & Sewer                      Northeast                          21.6%
  Board Series B 01/01/2021              3.1%      Midwest                            31.1%
Wyoming State Farm Loan Board,                     South                              24.9%
  Capital Facilities 10/01/2020          2.8%      West                               16.6%
McHenry County Community School
  District Series A 01/01/2016           2.7%
Indianapolis Gas Utility Series
  A 08/15/2012                           2.7%
Illinois State Partnership, Department
  of Central Management, Public
  Improvements 07/01/2017                2.7%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS  13
                                                           ANNUAL REPORT 2002

IDEX GABELLI GLOBAL GROWTH

OBJECTIVE/FOCUS

Appreciation of capital through investments in common stocks of companies involved in the global market place.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

Ongoing economic uncertainty, in part reflecting oil prices over $30 per barrel, a crisis in confidence in the integrity of corporate America and the increasing probability of military action against Iraq weighed heavily on the stock market. Near panic selling in July pushed market indexes to multi-year lows. A brief rally in August gave way to another wave of selling in September and October. The leading market indexes were re-testing July lows until positive news and earnings reports lifted the markets from its most recent bottom on October 9, 2002.

As equity prices slid, money poured into the bond market. This resulted in 10-year U.S. government bond yields falling below 4%. Similarly dated government bonds in Japan and Germany fell to yields of 1.18% and 4.27%, respectively. Investors are now faced with a difficult choice: leave your money in short term deposits and make about 1% in the United States, 3% in the Euro and nothing in the Yen; buy longer dated bonds at multi-year lows; or venture back into equities. We believe this is not the time to abandon equities, but rather to increase exposure.

PERFORMANCE

For the year ended October 31, 2002, IDEX Gabelli Global Growth returned (16.48)% as compared to its benchmark the Morgan Stanley Capital International World Free Index, which returned (14.50)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

We have experienced one of the deepest and most prolonged bear markets in history. The Standard and Poor's 500 Composite Stock Index appears headed for the third straight year of negative returns, the first time this has happened since 1939-41. The following are examples of holdings that have performed well, of late, and should help drive returns going forward.

Harmony Gold Mining Company Limited has graduated from a medium-sized gold company to one of the world's largest with annual production of more than 3 million ounces of gold. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

Nextel Communications, Inc. ("Nextel") is one of two remaining independent national wireless carriers in the United States, serving more than 10 million subscribers. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Nextel has submitted a proposal to the Federal Communications Commission ("FCC") to re-allocate its spectrum portfolio at the radio frequencies also used by the public safety organizations. The FCC decision is expected by the end of 2002 and, if approved, would significantly strengthen Nextel's competitive position.

OUTLOOK

What do we expect from equity markets over the next five years? Based on an economic model with 3.5% Gross World Product ("GWP") growth (3% in the U.S.) and 3% inflation, we believe after-tax corporate earnings will grow by approximately 6% annually. In addition, now that investors recognize the benefits of dividends, we believe we will see dividends grow by as much as 2% annually. Multiples are unlikely to expand. Under this scenario, U.S. equities, we believe, should return close to 8% annually - hardly inspiring, but still a significantly better return than can be expected from most other asset classes. Of course, through diligent fundamental research, we believe we can do better than the market.

The great irony is that investors' appetite for stocks is always strongest near market tops and weakest near market bottoms. It is important to remember that like bull markets, bear markets always end, usually when least expected. We do not know when the market will bottom. However, we believe low interest rates and increasingly attractive equity valuations point to more fertile days for firms that have focused research efforts.



/s/ Marc J. Gabelli
--------------------------
MARC J. GABELLI
Fund Manager
Gabelli Asset Management Company


14  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

DIVIDEND REINVESTMENT PLAN

An automatic reinvestment of dividends and/or capital gain distributions into a shareholder's account whereby additional shares are purchased.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                         From         Inception
                         1 year       Inception          Date
                        -------       ---------       ---------
Class A (NAV)           (16.48)%       (23.36)%        9/15/00
Class A (POP)           (21.07)%       (25.37)%        9/15/00
MSCIWF(1)               (14.50)%       (21.67)%        9/15/00
Class B (NAV)           (17.16)%       (23.99)%        9/15/00
Class B (POP)           (21.31)%       (25.07)%        9/15/00
Class C (NAV)           (17.16)%       (23.99)%        9/15/00
Class M (NAV)           (17.12)%       (23.92)%        9/15/00
Class M (POP)           (18.76)%       (24.28)%        9/15/00

NOTES

1 The Morgan Stanley Capital International World Free (MSCIWF) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            TOP FIVE COUNTRIES (% OF NET ASSETS)
-------------------------------------------        ------------------------------------
Ticketmaster - Class B                 2.1%        United States                  31.1%
Harmony Gold Mining Company                        France                          5.6%
  Limited                              2.0%        Japan                           5.3%
Coach, Inc.                            1.9%        South Africa                    3.5%
AT&T Corp.                             1.8%        Italy                           3.4%
Liberty Media Corporation - Class A    1.7%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS  15
                                                           ANNUAL REPORT 2002

IDEX GOLDMAN SACHS GROWTH

OBJECTIVE/FOCUS

Long-term growth of capital by investing principally in stocks with long-term capital appreciation and foreign equity securities.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

During the reporting period, the U.S. equity markets experienced a great deal of weakness. Concerns over an economic rebound and corporate accounting methodology contributed to the weak environment. Virtually all major market sectors ended in negative territory for the period. In general, investors sold stocks as the outlook for a return to strong corporate profitability was dimmed by the lack of positive economic data and optimistic company guidance. While there are signs that the economy is on a path to recovery, investors remain cautious about the timing of an earnings recovery.

PERFORMANCE

For the year ended October 31, 2002, IDEX Goldman Sachs Growth returned (16.88)%, as compared to its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (15.10)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

During the reporting period, the fund was hurt by poor stock selection in both the cyclicals and health care sectors. While the fund's stocks in the technology sector fell in value, its holdings in this area performed relatively better than those in the index. The fund was aided by an underweight in the utilities sector.

After the Enron Corp. debacle, investors began to closely scrutinize the financial statements of companies that pursue acquisition strategies. As a result, a number of companies in the cyclicals sector saw their stock prices decline sharply. Tyco International Ltd. was one of several companies whose stock price was punished as a result of its business strategy and structure. It was subsequently eliminated from the portfolio.

Health care firms Pfizer Inc., (3.6%) and Wyeth (1.0%) also fell during the period. Wyeth recently lowered its earnings estimates for this year. Despite the short-term weakness in Wyeth's stock price, we are still confident in the company's long-term growth prospects. The company is one of the few in this sector with minimal patent exposure over the next few years. It also has several key drugs that are selling at a rapid pace.

Despite owning several businesses that meet our criteria for a high-quality growth investment, the fund's technology holdings fell over the past twelve months. Nevertheless, the fund benefited from the fact that it did not own many of the telecom-related companies that have plummeted over the past couple of years. It did, however, invest in the businesses that are leaders in their respective market segments. Although it has been an extremely difficult environment in which to grow, companies such as Cisco Systems, Inc., (1.4%) continue to take share from smaller competitors.

The fund's underweight in the utilities area helped its return. Weak power demand, coupled with worsening market conditions, contributed to making this group the weakest-performing sector over the past year. The majority of companies in this sector do not exhibit the high-quality growth characteristics we seek for the fund's portfolio. In general, utilities often face the threat of their product becoming a commodity, thus creating an environment in which it is difficult to generate strong profits.

OUTLOOK

While we neither make nor rely on economic forecasts to make investment decisions, we are beginning to see signs of an economic recovery.



/s/ Herbert E. Ehlers
-----------------------------
HERBERT E. EHLERS
Fund Manager
Goldman Sachs Asset Management

NOTE: Effective November 1, 2002, Banc of America Capital Management, LLC ("Banc of America") replaced Goldman Sachs Asset Management as sub-adviser to the fund. Banc of America has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico will provide portfolio management to the fund. In addition, the fund has been renamed IDEX Marsico Growth.


16  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [CHART]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

CDSC

Contingent Deferred Sales Charge ("CDSC"), also known as a back-end load, is a fee charged at redemption of certain fund share classes. The charge declines to zero over a specified time, encouraging the buy and hold approach.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                               From         Inception
                               1 year        Inception         Date
                              -------        ---------      ---------
Class A (NAV)                 (16.88)%        (6.99)%        3/1/99
Class A (POP)                 (21.46)%        (8.41)%        3/1/99
S&P 500(1)                    (15.10)%        (7.50)%        3/1/99
Class B (NAV)                 (17.52)%        (7.66)%        3/1/99
Class B (POP)                 (21.64)%        (8.17)%        3/1/99
Class C (NAV)                 (17.52)%       (13.05)%       11/1/99
Class M (NAV)                 (17.43)%        (7.56)%        3/1/99
Class M (POP)                 (19.07)%        (7.81)%        3/1/99

NOTES

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)           TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------           --------------------------------------
Microsoft Corporation              5.4%           Pharmaceuticals                  12.1%
Wal-Mart Stores, Inc.              4.0%           Computer & Data Processing
Pfizer Inc.                        3.6%             Services                        8.2%
Exxon Mobil Corporation            3.4%           Commercial Banks                  7.9%
Viacom, Inc. - Class B             3.1%           Communication                     5.4%
                                                  U.S. Government Agencies          5.1%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS  17
                                                           ANNUAL REPORT 2002

IDEX GREAT COMPANIES - AMERICA(SM)

OBJECTIVE/FOCUS

Long-term growth of capital by investing fund assets in common stocks of large, established, U.S. based companies.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

In the short-term, the market is driven by emotions. Overall, a number of positive factors point to a shift from highly negative emotions and a weak market to a short-term upside move in the financial markets. These factors include the following:

- Many companies are reporting greater visibility and believe that the business environment is getting better.

- Interest rates are at the lowest point in years, and this should translate into increased spending.

- At the same time many people will be forced out of fixed income investments (because of low returns) and into equities.

-        The housing market remains strong.

-        The November-May period typically produces above-average returns.

The primary negatives impacting the market include:

- The continued lack of confidence in U.S. businesses...we believe that most of the bad news is already out.

- The uncertainty of war with Iraq. The uncertainty surrounding Iraq is somewhat unnerving.

Eventually the negative emotions that have driven the market to significant lows will be replaced by positive emotions, as earnings grow stronger. This market will rebound and the bull market will once again resume its march. While we are not market timers, we believe that the immediate future in the financial markets is much brighter than in the past.

PERFORMANCE

For the year ended October 31, 2002, IDEX Great Companies-America(SM) returned (14.59)% as compared to its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (15.10)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

We continue to believe in our strategy as Great Companies-America(SM) continues to dramatically outperform most large-cap growth funds. Investing in the best companies in the United States has helped us steer clear of the Enron Corp.'s and Tyco International Ltd.'s of the world. In a low-growth market the fact that our holdings pay dividends which average 1.2% or more will play a larger role in the performance of our fund.

OUTLOOK

We are optimistic and believe that the combination of the factors mentioned above will provide investors with satisfactory returns during the balance of the year. Longer term, we believe market returns in the 6-8% range on the Standard and Poor's 500 Composite Stock Index.



/s/ James Huguet
----------------------------
JAMES HUGUET



/s/ Matthew Stephani
----------------------------
MATTHEW STEPHANI



/s/ Gerald W. Bollman
----------------------------
GERALD W. BOLLMAN
Co-Fund Managers
Great Companies, L.L.C.


18  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

BLEND INVESTING

Investing in different types of securities in an effort to reduce the overall volatility of a fund. Generally, different types of securities -- U.S. stocks, foreign stocks, and bonds - do not tend to be susceptible to the same market fluctuations, and therefore should perform well in a range of market conditions.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                         From          Inception
                          1 year       Inception          Date
                         -------       ---------       ---------
Class A (NAV)            (14.59)%       (11.01)%        7/14/00
Class A (POP)            (19.29)%       (13.17)%        7/14/00
S&P 500(1)               (15.10)%       (19.60)%        7/14/00
Class B (NAV)            (15.26)%       (11.67)%        7/14/00
Class B (POP)            (19.49)%       (12.83)%        7/14/00
Class C (NAV)            (15.26)%       (11.67)%        7/14/00
Class M (NAV)            (15.15)%       (11.57)%        7/14/00
Class M (POP)            (16.84)%       (11.95)%        7/14/00

NOTES

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)        TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------        -------------------------------------
Pfizer Inc.                        9.4%        Pharmaceuticals                 17.2%
United Technologies Corporation    9.1%        Business Services               12.4%
American International Group, Inc. 8.6%        Aerospace                        9.1%
General Electric Company           8.0%        Security & Commodity Brokers     8.7%
Omnicom Group, Inc.                8.0%        Insurance                        8.6%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS  19
                                                           ANNUAL REPORT 2002

IDEX GREAT COMPANIES - GLOBAL(2)

OBJECTIVE/FOCUS

Long-term growth of capital in a manner consistent with preservation of capital.

INVESTMENT FOCUS

[GRAPH]

MARKET ENVIRONMENT

Over the past twelve months, world economies have struggled to break out of the recession of 2001. Despite historically low interest rates around the globe, companies were unwilling to make significant capital investments. The collapse of capital spending in telecommunications and technology also continued throughout the year.

In the United States, as the Gross Domestic Product ("GDP") growth rates slowed to a crawl, the country was outraged at corporate scandal and executive excess. Investors lost billions in assets as a result of the greed of those in control at some of America's largest corporations. The problems began with the Enron Corp. debacle and continued with other large companies such as Xerox Corporation, Adelphia Communications Corporation and WorldCom Inc. As the crisis in confidence grew, pundits predicted the collapse of the U.S. economic system with analogies to the malaise in Japan. The increased investor skepticism and the slower than expected economic recovery drove the Standard and Poor's 500 Composite Stock Index ("S&P 500") down 15.1% over the past twelve months, with the S&P 500 and Dow Jones Industrial Average hitting multi-year lows in October of 2002.

Most major European markets were down over the past twelve months as well. Labor unrest and political issues have increased the volatility of these markets, and the current recession is the first recession the new European Union has experienced. Limitations on Euro nations to incur budget deficits coupled with the unwillingness of the central bank to lower interest rates has caused major European economies to grind to a halt. The threat of war divided the major European nations as some supported the U.S. stance on Iraq while others opposed any use of force. This uncertainty resulted in volatile, declining European equity prices.

Japan's stock market also continued its decade-long slide as the Nikkei Index was down 16% in U.S. dollars for the last twelve months. Japan is still dealing with a weak banking system and increasing unemployment, though the Japanese government appears committed to reversing price deflation.

Against this backdrop, many pessimistic prognosticators predicted the demise of the U.S. capital markets. However, despite predictions of economic doom, the American spirit continues to thrive. Productivity gains over the past twelve months have given long-term investors in the United States' economic system reason to invest.

As the American economic recovery appears to be taking hold, Washington is taking great care to ensure the corporate reforms and signs of economic growth do not falter. The world is watching and will follow America's lead out of this latest global economic crisis.

PERFORMANCE

For the year ended October 31, 2002, IDEX Great Companies - Global(2) returned (11.90)% as compared to its benchmark, the Morgan Stanley Capital International World Index, which returned (14.50)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

As investors seeking to create long-term wealth, we carefully select well-run companies in businesses we believe have favorable economics. We continue to search for companies in excellent businesses with superior executive talent, while evaluating those companies currently in our fund. This continued revaluation caused us to replace stocks of poorly performing companies with companies we believe meet our strict requirements for investment.

OUTLOOK

We believe the U.S. economy is showing signs of recovery and though that recovery may be slower than some investors hope, the trend of positive economic surprises is likely to continue globally as productivity gains fuel growth in real GDP of the developed economies. We also believe that the companies in which we invest are market leaders in their respective markets and have gained market share during the current recession. As the globe moves out of the current recession, we expect the global great companies to outperform their competitors both in the marketplace and equity markets.


/s/ James Huguet
----------------------
James Huguet


/s/ Matthew Stephani
----------------------
Matthew Stephani


/s/ Gerald W. Bollman
----------------------
Gerald W. Bollman
Co-Fund Managers
Great Companies, L.L.C.


20  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

EURODOLLAR

A certificate of deposit in U.S. dollars in a bank that is not located in the U.S.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                             From       Inception
                                                1 year     Inception       Date
                                               -------     ---------    ---------
Class A (NAV)                                  (11.90)%     (22.14)%     9/15/00
Class A (POP)                                  (16.75)%     (24.18)%     9/15/00
MSCIW(1)                                       (14.50)%     (21.67)%     9/15/00
Class B (NAV)                                  (12.58)%     (22.77)%     9/15/00
Class B (POP)                                  (16.95)%     (23.86)%     9/15/00
Class C (NAV)                                  (12.58)%     (22.77)%     9/15/00
Class M (NAV)                                  (12.40)%     (22.64)%     9/15/00
Class M (POP)                                  (14.15)%     (23.00)%     9/15/00

---------------
NOTES

1 The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)                TOP FIVE COUNTRIES (% OF NET ASSETS)
-------------------------------------------------      --------------------------------------------
Pfizer Inc.                                  5.7%      United States                          54.1%
Novartis AG - ADR                            5.6%      Switzerland                            10.3%
United Technologies Corporation              5.5%      Japan                                   6.8%
General Electric Company                     5.3%      Australia                               4.7%
Nestle SA - ADR                              4.7%      France                                  4.6%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS  21
                                                          ANNUAL REPORT 2002

IDEX GREAT COMPANIES - TECHNOLOGY(SM)

OBJECTIVE/FOCUS

Long-term growth of capital by investing in common stocks of companies that offer technology or communications related products and services.

INVESTMENT FOCUS

[GRAPH]

MARKET ENVIRONMENT

Over the past year, the expectations for recovery of information technology have been steadily pushed out further each quarter. At the beginning of October, technology stock prices were so low they appeared to reflect no recovery at all. In such a period, the opportunity for rapid recovery can appear suddenly, surprising investors. Prices quickly appeared expensive to many observers, out-running any fundamental changes. This phenomenon is more accurately described as emotion rather than analysis, and it arises from a focus upon short-term results. The problem with analyzing any company that is going through cyclical change is that the short-term conditions obscure any assessment of longer-term trends. As the cyclical effects subside, analysts' perceptions of the longer-term future will seem clearer and technology stock prices will more accurately reflect fundamental values.

The shifts in the competitive landscape also produce a widening gap between companies that adapt and those whose managers cannot keep up or whose technology is obsolete. We believe that our focus on the fundamental position of technology companies and their abilities to generate long-term free cash flow will provide a framework for good results.

PERFORMANCE

For the year ended October 31, 2002, IDEX Great Companies - Technology(SM) returned (29.45)% as compared to its benchmark, the NASDAQ Composite Index ("NASDAQ Composite"), which returned (21.33)% for the same period. Please see the Performance Table on the next page for more information.

STRATEGY REVIEW

While the NASDAQ Composite has had a terrible year, the technology sector has suffered even worse. And large capitalization stocks have also under performed. IDEX Great Companies - Technology(SM) is designed to be large-cap technology, and that accounts for more than the entire performance lag versus the benchmark. We continue to believe that the current design will outperform in the longer term, and if the New Year brings a cut in capital gains tax rates, this design will do even better.

Our strategy of selecting the most dominant, best-managed companies should produce excellent longer-term results. While short-term difficulties can produce a compression of valuation, we continue to emphasize proper business positioning and discount from our estimate of intrinsic value as the method of choice. Our history has shown that this combination has proven to add investment value to the portfolio.

OUTLOOK

The recovery of the world economy has been sluggish and nowhere more difficult than in the technology sector. The investment community has steadily withdrawn capital from this sector. When the demand for technology does rebound, we expect those companies that have the ability to earn positive free cash flow even in difficult times to lead the way in the market. We believe the companies in our fund have that ability.


/s/ James Huguet
---------------------
James Huguet


/s/ Matthew Stephani
---------------------
Matthew Stephani


/s/ Gerald W. Bollman
---------------------
Gerald W. Bollman
Co-Fund Managers
Great Companies, L.L.C.

22  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

NON-DIVERSIFIED FUND

This type of fund takes larger positions in a smaller number of issuers and is therefore more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                             From       Inception
                                                1 year     Inception       Date
                                               -------     ---------    ---------
Class A (NAV)                                  (29.45)%     (44.74)%     7/14/00
Class A (POP)                                  (33.33)%     (46.09)%     7/14/00
NASDAQ Composite(1)                            (21.33)%     (39.68)%     7/14/00
Class B (NAV)                                  (30.12)%     (45.31)%     7/14/00
Class B (POP)                                  (33.61)%     (46.03)%     7/14/00
Class C (NAV)                                  (30.12)%     (45.31)%     7/14/00
Class M (NAV)                                  (29.99)%     (45.22)%     7/14/00
Class M (POP)                                  (31.39)%     (45.46)%     7/14/00

---------------
Notes

1 The NASDAQ Composite (NASDAQ Composite) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------------      ----------------------------------------------
Intel Corporation                        7.6%      Electronic Components &
Analog Devices, Inc.                     7.6%       Accessories                             29.5%
International Business Machines                    Computer & Office Equipment              22.5%
 Corporation                             7.5%      Computer & Data Processing
Dell Computer Corporation                7.0%       Services                                20.4%
Applied Materials, Inc.                  5.3%      Pharmaceuticals                           9.5%
                                                   Industrial Machinery & Equipment          5.3%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS  23
                                                          ANNUAL REPORT 2002

IDEX ISABELLE SMALL CAP VALUE

OBJECTIVE/FOCUS

Capital appreciation by investing primarily in relatively under-valued common stocks of domestic small companies.

INVESTMENT FOCUS

[GRAPH]

MARKET ENVIRONMENT

Over the past six months the stock market has reacted negatively to continued bad news surrounding the economy, the mixed reports on corporate earnings and increasing investor distrust of corporate America. Individual investors fled from stock mutual funds as their patience finally became exhausted with the negative news and their declining investment account values. This indiscriminate selling especially hurt the small cap segment of the market and funds like IDEX Isabelle Small Cap Value.

As is the case in most panic selling situations, individual investors may have sold their stock mutual funds at the wrong time. The record stock mutual fund outflows during the past summer preceded the mid-October rebound in stock prices. We believe the money that was returning to the market was the result of the institutional investment managers - the so-called "smart money" - rebalancing their portfolios as they sold some bonds and reallocated to the stock market. The return of the big investors may have signaled a "market bottom," providing a more stable environment for investors and a good chance of increased share prices for all investors.

PERFORMANCE

For the year ended October 31, 2002, IDEX Isabelle Small Cap Value returned (10.18)%, as compared to its benchmark, the Russell 2000 Index, which returned (11.57)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

Over the short-term, the recent market conditions pose a serious challenge for small company stock investing. Wholesale abandonment of the market has severely hurt the `smaller' small capitalization stocks as the lack of "liquidity" more so than fundamental valuations drove share prices lower. This is typically a very short-term phenomenon that we have used to our advantage in the past as this short-term distress creates great buying opportunities for buyers of fundamentally sound companies.

In addition to the potential of a rapid rebound for some of the small cap companies in the portfolio, the fund is over weighting companies and sectors that will perform well once the economy improves. Sectors such as basic materials, capital goods and technology will benefit from an improving investment environment. Furthermore, the avoidance of sectors such as financials may have hurt the fund's performance over the past year, but we believe that this sector now offers considerably more risk than return and it remains underweighted in the portfolio.

We remain focused on and committed to our investment approach: conduct thorough research, buy companies that are selling at a substantial discount to their economic value, maintain a long-term time horizon and try to take advantage of the short-term pricing inefficiencies of the stock market.

OUTLOOK

For investors who have pursued a diversified approach to investing, it is important to remember that small company stocks have historically outperformed larger issues when the economy recovers from recession. This was the case as the economy recovered in the early 1990s, and we believe this recovery may offer similar opportunities.

We remain convinced that the economy will recover - albeit more slowly than most predict; small company stocks will continue to outperform; and investors will be rewarded for investing in fundamentally sound companies. These events, combined with the low interest rate environment, operating flexibility and the renewed interest in valuations should serve our portfolio of stocks very well.


/s/ Warren J. Isabelle
-------------------------------
Warren J. Isabelle
Fund Manager
Ironwood Capital Management LLC

24  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

FAIR MARKET VALUE

The value of an asset determined among a willing buyer and seller in an open market.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/02

                                                             From       Inception
                                                1 year     Inception       Date
                                               -------     ---------    ---------
Class A (NAV)                                  (10.18)%     (5.84)%      4/2/01
Class A (POP)                                  (15.12)%     (9.14)%      4/2/01
Russell 2000(1)                                (11.57)%     (9.90)%      4/2/01
Class B (NAV)                                  (10.91)%     (6.56)%      4/2/01
Class B (POP)                                  (15.37)%     (8.94)%      4/2/01
Class C (NAV)                                  (10.91)%     (6.56)%      4/2/01
Class M (NAV)                                  (10.80)%     (6.43)%      4/2/01
Class M (POP)                                  (12.58)%     (7.02)%      4/2/01

---------------
Notes

1 The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------------        ----------------------------------------------
Signal Technology Corporation          3.9%        Pharmaceuticals                          11.7%
Coca-Cola Bottling Co. Consolidated    3.8%        Chemicals & Allied Products               9.0%
United Therapeutics Corporation        3.7%        Industrial Machinery & Equipment          6.6%
Shaw Group Inc. (The)                  3.4%        Primary Metal Industries                  6.1%
PolyOne Corporation                    3.1%        Instruments & Related Products            6.0%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                          IDEX MUTUAL FUNDS   25
                                                         ANNUAL REPORT 2002

IDEX JANUS BALANCED

CREDIT QUALITY OF BONDS
(% OF NET ASSETS) S&P
-----------------------
AAA               23.9%
AA                 2.5%
A                  7.5%
BBB                8.8%
BB                 0.7%


Credit Quality of Bonds
(% of Net Assets) Moody's
-----------------------
A1                 2.5%
A2                 4.0%
A3                 1.8%
Aa1                0.5%
Aa2                1.1%
Aa3                1.5%
Aaa               24.0%
Ba1                0.6%
Ba2                0.2%
Baa1               1.1%
Baa2               4.3%
Baa3               1.8%

OBJECTIVE/FOCUS

Long-term growth and preservation of capital balanced with current income through investments in stocks and income producing securities.

INVESTMENT FOCUS

[GRAPH]

MARKET ENVIRONMENT

Cautious optimism was the watchword as our fiscal year commenced. But despite the lowest interest rates in 40-plus years, hopes for a much-anticipated recovery faded in the spring amid increasingly negative economic news. While investors tried to assess the strength of the economy and the outlook for company earnings, consumer spending slipped as stock losses mounted and jobs remained scarce. The biggest risk for the economy, however, was a potential war with Iraq, which threatened to drive oil prices higher and further erode consumer confidence. All three major stock market indexes ended the period lower as a result. In the bond markets, U.S. Treasury securities appeared on track to outperform equities for a third year as investors sought their relative safety and stability.

PERFORMANCE

For the year ended October 31, 2002, IDEX Janus Balanced returned (4.72)%, as compared to its benchmarks, the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers U.S. Government/Credit Index, which returned (15.10)% and 5.49%, respectively, for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

Given the lingering uncertainty, we have continued to stand by our research-driven investment approach, which focuses on identifying well-managed companies that can perform over the long term. Our emphasis is on those with pristine balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing business plans well, regardless of the economic climate.

One holding that matches this description is Anheuser-Busch Companies, Inc. ("Anheuser-Busch"). The maker of top-selling Bud Light and Budweiser beers has earned a position among the fund's top-10 stocks by delivering consistent, predictable earnings. As proof, the brewer has posted double-digit earnings growth for 16 straight quarters. In spite of the economic downturn, Anheuser-Busch continues to enjoy pricing power and gain market share as volume growth remains strong.

Berkshire Hathaway, Inc. ("Berkshire"), the diversified holding company steered by legendary investor Warren Buffett, also supported the fund's performance. With its rock-solid balance sheet and broad capital base, Berkshire represents the kind of company we want to own. Its insurance subsidiaries are profiting from firming premiums, and they are complemented by an impressive array of low-debt, asset-rich businesses that are especially appealing in this deflationary environment.

On the downside, payroll and tax filing processor Automatic Data Processing, Inc. ("ADP") worked against the fund. As the economy slipped into recession and companies laid off staff, ADP struggled when the number of employees on its payroll declined. At the same time, client losses increased as the sluggish economy forced businesses to become more price sensitive. We still, however, find ADP a compelling long-term investment. Not only will the firm benefit as unemployment starts to level off, but we expect that when interest rates eventually move higher, the substantial float income on which ADP earns interest will rise as well.

Also hindering results was J.P. Morgan Chase & Co. ("J.P. Morgan"), which we purchased at a reduced price on the strength of the company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, J.P. Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to our disappointment was our view that J.P. Morgan's management was less than forthcoming about problems in the company's loan portfolio. As we lost confidence in J.P. Morgan, we decided to sell the stock.

OUTLOOK

Going forward, we caution that the outlook holds uncertainties, particularly the renewed downdraft in the economy - as reported in company interviews - and its potential impact on corporate and consumer spending. In this volatile market, we feel it pays to be patient, maintaining a long-term, research-driven investment approach that resists reacting to daily market gyrations. Relying on this strategy, we remain committed to providing you with solid long-term results.


/s/ Karen L. Reidy
----------------------------
Karen L. Reidy
Fund Manager
Janus Capital Management LLC

26  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

BALANCED INVESTING

The balanced style investor is one that keeps a consistent portion of their investments in equity securities such as stocks, as well as income producing securities such as bonds.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                              From       Inception
                                  1 year        5 year      Inception       Date
                                -------         -------     ---------    ---------
Class A (NAV)                    (4.72)%         6.74%        11.80%       12/2/94
Class A (POP)                    (9.96)%         5.54%        11.01%       12/2/94
S&P 500(1)                      (15.10)%         0.73%        10.66%       12/2/94
LBGC(1)                           5.49%          7.38%         8.48%       12/2/94
Class B (NAV)                    (5.31)%         6.08%        10.34%       10/1/95
Class B (POP)                   (10.05)%         5.92%        10.34%       10/1/95
Class C (NAV)                    (5.31)%           --         (3.13)%      11/1/99
Class M (NAV)                    (5.23)%         6.18%        11.21%       12/2/94
Class M (POP)                    (7.12)%         5.96%        11.07%       12/2/94

---------------
Notes

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------------      ----------------------------------------------
Automatic Data Processing, Inc.          1.9%      U.S. Government Obligations              12.2%
Marsh & McLennan Companies, Inc.         1.8%      U.S. Government Agencies                  9.2%
U.S. Treasury Bond 05/15/2016            1.8%      Beverages                                 5.8%
Gannett Co., Inc.                        1.7%      Insurance                                 5.5%
Exxon Mobil Corporation                  1.6%      Communication                             4.7%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS  27
                                                          ANNUAL REPORT 2002

IDEX JANUS CAPITAL APPRECIATION

OBJECTIVE/FOCUS

Long-term growth of capital by normally investing at least 50% of assets in medium-sized companies.

INVESTMENT FOCUS

[GRAPH]

MARKET ENVIRONMENT

The year offered a wild ride for the market, which was mired in negative investor sentiment fueled by an uncertain corporate earnings picture, and more importantly, the ongoing weight of corporate accounting scandals.

PERFORMANCE

For the year ended October 31, 2002, IDEX Janus Capital Appreciation returned (23.38)%, as compared to its benchmark, the Standard and Poor's MidCap 400 Index, which returned (4.78)% for the same period. Please refer to the Performance Table on the next page for more information.

Let me say that we are not happy with the results this year. The first goal is to make money for our shareholders and we failed to achieve this objective. However, we are encouraged that the relative performance improved during the year and we feel we have identified many companies at very attractive prices relative to their free cash flow.

STRATEGY REVIEW

We have not changed our investment approach since taking over as the portfolio manager of the fund in February 2002. We have positioned the fund more broadly across industries and continue to focus on identifying companies with strong market positions, as evidenced by stable and improving margins over time. Most importantly, we want to own companies with low debt levels that generate significant free cash flow from their operations. We put substantial effort into identifying companies that generate significant free cash flow today and will use it to the benefit of shareholders, via dividend, share repurchase, debt repayment, or smart acquisitions.

Detracting from our performance was MGIC Investment Corporation ("MGIC"), which provides private mortgage insurance - a requirement on all residential real estate purchased with less than a 20% down payment. Given the upfront costs the company bears on a mortgage origination, MGIC suffered from a surge in refinancings caused by the substantial drop in interest rates during the year. Furthermore, even though MGIC suffers in the very near term, the company continues to write insurance that should produce strong cash flow in the years to come.

Another disappointment was Concord EFS, Inc. ("Concord"). The electronic transaction and data processing firm was hit hard by its poor second-quarter earnings. Concord disclosed a one-time sale of equipment that contributed to its second-quarter results. This was troubling to the market and to us as the company makes the vast majority of its income from a recurring revenue transaction model, not a hardware sale.

There were some bright spots in the midst of a dreary market. We achieved gains from our investment in International Game Technology ("IGT"), a slot machine manufacturer that controls roughly 70% market share in the United States. IGT maintains its strong position by substantially outspending its competition in research and development, resulting in a product line that remains innovative. Unit demand is strong as existing local and destination casinos thrive in the midst of a difficult economic environment.

Another longtime holding that performed well was Apollo Group, Inc. ("Apollo"), which operates the University of Phoenix. Apollo continues to expand operating margins impressively at both its physical campuses and within its online course offerings. In addition to the growing demand for adult education, the company also continues to benefit from the pricing umbrella created by double-digit tuition increases at many public and private universities around the country.

OUTLOOK

We continue to focus on balancing the fund in this unpredictable environment. To us, this means looking broadly across all industries and market capitalizations for investment ideas while remaining true to the fund's investment discipline. We feel this is the best way to insulate against risk. As such, we keep the top position size in the fund capped at about 3%. We believe this positioning provides the best opportunity for outperformance in both good and bad markets.


/s/ Jonathan Coleman
----------------------------
Jonathan Coleman
Fund Manager
Janus Capital Management LLC

28  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

CYCLICAL VS. NON-CYCLICAL

Cyclical products are sensitive to business cycles and price changes, while non-cyclical products are generally purchased at regular intervals, regardless of economic conditions.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                              From        Inception
                                 1 year         5 year      Inception       Date
                                -------         -------     ---------     ---------
Class A (NAV)                   (23.38)%        (4.37)%        4.13%       12/2/94
Class A (POP)                   (27.59)%        (5.45)%        3.39%       12/2/94
S&P 400(1)                       (4.78)%         7.23%        13.89%       12/2/94
Class B (NAV)                   (24.04)%        (5.05)%       (0.41)%      10/1/95
Class B (POP)                   (27.84)%        (5.24)%       (0.41)%      10/1/95
Class C (NAV)                   (24.04)%           --        (29.53)%      11/1/99
Class M (NAV)                   (23.98)%        (4.96)%        3.56%       12/2/94
Class M (POP)                   (25.50)%        (5.15)%        3.43%       12/2/94

---------------
Notes

1 The Standard & Poor's MidCap 400 (S&P 400) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------------      ----------------------------------------------
Berkshire Hathaway Inc. - Class B        3.3%      Insurance                                14.4%
Lamar Advertising Company                3.0%      Business Services                         8.4%
St. Jude Medical, Inc.                   2.8%      Medical Instruments & Supplies            6.0%
International Game Technology            2.5%      Health Services                           5.5%
Apollo Group, Inc. - Class A             2.4%      Radio & Television Broadcasting           4.6%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS  29
                                                          ANNUAL REPORT 2002

IDEX JANUS FLEXIBLE INCOME

CREDIT QUALITY OF BONDS
(% OF NET ASSETS) S&P
-----------------------
AAA               42.5%
AA                 2.3%
A                 11.6%
BBB               27.6%
BB                 3.8%
B                  2.0%
All C's            0.4%
NA                 1.0%


CREDIT QUALITY OF BONDS
(% OF NET ASSETS) MOODY'S
-------------------------
A1                 4.1%
A2                 4.7%
A3                 3.4%
Aa2                1.3%
Aa3                1.4%
Aaa               43.5%
B1                 0.4%
B2                 1.0%
B3                 0.8%
Ba1                7.5%
Ba2                1.3%
Baa1               4.8%
Baa2               7.0%
Baa3               9.4%
Caa1               0.2%
Caa3               0.2%
NA                 0.2%

OBJECTIVE/FOCUS

Maximum total return, consistent with preservation of capital, by investing in income producing securities of any grade.

[GRAPH]

MARKET ENVIRONMENT

Financial markets remained volatile in 2002 as optimism gave way to a more tepid outlook for economic growth and company earnings. In this environment, the bond market provided relative safety and stability to investors concerned about a volatile stock market, widening corporate accounting scandals, the ongoing threat of terrorism and a potential war in the Persian Gulf region. Indeed, this challenging period has created golden opportunities for bond investors. Falling interest rates have allowed companies to refinance their debt and reduce their borrowing costs. As a result, we have seen steady improvement in the financial health of many promising companies that are beginning to attract the attention of investors, ratings agencies and corporate suitors.

PERFORMANCE

For the year ended October 31, 2002, IDEX Janus Flexible Income returned 4.45%, as compared to its benchmark, the Lehman Brothers U.S. Government/Credit Index, which returned 5.49% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

During the period, we continued to rely on our flexible approach, which enabled us to balance higher-quality investments in Treasury bonds and investment-grade issues with carefully selected opportunities in the high-yield market.

Among the fund's most significant positive contributors were our government-related issues, which benefited from lower interest rates and investors' flight to quality. These included mid-term and long-term Treasury notes, as well as our investments in the Federal National Mortgage Association, or Fannie Mae, the government-backed mortgage dealer.

Given the uncertain economic outlook, we focused our corporate bond exposure on companies with stable, U.S. based cash flows that are relatively insulated from cyclical pressures. Standouts included The Dial Corporation ("Dial") and Golden State Bancorp Inc. ("Golden State"). Consumer products manufacturer Dial continued to report solid earnings growth and guidance, supported by market share gains and its ongoing investment in core brands such as Dial soap, Purex laundry detergent and Renuzit air freshener. Bank holding company Golden State, meanwhile, was bolstered by its scheduled acquisition by financial services powerhouse Citigroup Inc. ("Citigroup"), a higher-grade credit company. The deal is now clearing its final regulatory hurdles, and the bond is already benefiting from investors' confidence in Citigroup's solid credit quality.

We have been encouraged to see many of our issuers use the low interest rate environment to pay down debt and streamline their balance sheets. One example is Cox Communications Inc. ("Cox"), a relatively new position in the fund. The nation's fifth-largest cable provider, Cox is completing its network upgrades ahead of schedule and now expects to be cash-flow positive by year-end. The bond was one of our strongest performers during the period.

Not all of our holdings worked in our favor. Among our disappointments was our BBB-rated investment in General Motors Acceptance Corporation ("GMAC"), General Motors' financing arm. GMAC was shadowed by concerns over weakening vehicle sales and the long-term financial impact of its aggressive purchasing incentives, which may erode profit margins and siphon demand from the future. Despite these pressures, these bonds are backed by a solid balance sheet that continues to win our confidence.

OUTLOOK

As we look ahead, we caution that any economic recovery is likely to be lackluster and that the threatened war with Iraq remains a risk for both consumer spending and financial market performance. On a positive note, interest rates will likely be range-bound as a result of current low levels of inflation. In turn, many companies are adopting financial disciplines to help them weather a more challenging environment. As we monitor these crosscurrents, we will maintain our flexible approach, continuing to look for opportunities to invest in companies that are improving their balance sheets and positioning themselves for an improving economic environment.


/s/ Ronald V. Speaker
---------------------
Ronald V. Speaker
Fund Manager
Janus Capital Management LLC

30  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]


This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

CREDIT RATINGS

A credit rating implies the potential for default of interest payments or principal at maturity by a bond issuer. Ratings are provided by a number of agencies such as Standard & Poor's and Moody's.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                                   From      Inception
                           1 year        5 year       10 year    Inception      Date
                           ------        ------       -------    ---------   ---------
Class A (NAV)               4.45%         6.09%        7.50%        7.74%     6/29/87
Class A (POP)              (0.51)%        5.06%        6.98%        7.40%     6/29/87
LBGC(1)                     5.49%         7.38%        7.50%        8.47%     6/29/87
Class B (NAV)               3.83%         5.40%          --         6.46%     10/1/95
Class B (POP)              (1.17)%        5.23%          --         6.46%     10/1/95
Class C (NAV)               3.83%           --           --         6.45%     11/1/99
Class M (NAV)               3.93%         5.50%          --         6.03%     10/1/93
Class M (POP)               1.89%         5.29%          --         5.91%     10/1/93

---------------
Notes

1 The Lehman Brothers U.S. Government/Credit (LBGC) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------------      ----------------------------------------------
Fannie Mae 03/15/2005                    8.1%      U.S. Government Obligations              21.2%
U.S. Treasury Bond 08/15/2023            4.6%      U.S. Government Agencies                 19.9%
U.S. Treasury Note 05/15/2007            3.0%      Health Services                           5.2%
Fannie Mae 11/15/2030                    3.0%      Telecommunications                        4.2%
Verizon Global Funding Corp.                       Communication                             2.9%
   09/15/2005                            2.4%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS  31
                                                          ANNUAL REPORT 2002

IDEX JANUS GLOBAL

OBJECTIVE/FOCUS

Long-term growth and preservation of capital through investments primarily in common stocks of foreign and domestic issuers.

[GRAPH]

MARKET ENVIRONMENT

Investors' emotions have been repeatedly tested over the period, starting with the surprising rebound in equity markets following the terrorist attacks in the United States last fall and ending with one of the worst quarterly losses on record in the just-completed third quarter. The biggest source of frustration was the inconsistent performance of the U.S. economy, which grew at a healthy clip earlier in the year, but became more sluggish in the second half. The shock to the equity markets caused by accounting irregularities and corporate malfeasance has caused businesses to be very cautious about undertaking any new initiatives. Therefore, business spending remained anemic throughout this period. Meanwhile, the recent softness in auto and retail sales suggests that consumer spending in the United States may be waning. The "stop and start" U.S. economy also had an adverse effect on international equity markets, many of which are dependent on a healthy U.S. economy for exports. In particular, Asian economies, with their dependence on technology exports, found it difficult to sidestep the sluggish U.S. economy.

Meanwhile, equity markets in Latin America were knocked off balance by the debt default in Argentina and the election of a left-wing president in Brazil. Finally, the ongoing tension between the United States and Iraq, as well as continued terrorist activity across the world, has also contributed to the cautious stance exhibited by business leaders.

PERFORMANCE

For the year ended October 31, 2002, IDEX Janus Global returned (19.46)%, as compared to its benchmark, the Morgan Stanley Capital International World Index, which returned (14.50)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

Performance was negatively impacted by our decision earlier in the year to hold onto Bermuda-based conglomerate Tyco International Ltd. ("Tyco"). We owned a large position in Tyco as we felt its diverse collection of businesses, ranging from ADT Security Services, Inc. to Curad bandages, were just the type of steady, predictable, defensive business models to own in a choppy economic environment. However, the stock came under tremendous selling pressure due to rumors about aggressive accounting practices. We welcomed news from Tyco that it planned to break itself up into four separate companies in order to unlock shareholder value, as our analysis showed healthy upside potential for the stock based on a "sum-of-the-parts" valuation. However, following the company's abandonment of this plan and further revelations of potential self-dealing by key managers, we sold the majority of our position.

Viacom, Inc. ("Viacom"), the U.S. media conglomerate, was the top contributor to the fund's performance. The Viacom business model is attractive because its appetite for capital is diminimous, costs are variable and free cash flow generation is healthy. In addition, we believe media stocks can provide upside leverage to an improving economy. Viacom, we feel, has the right assets (MTV, Nickelodeon, CBS) at the right time.

OUTLOOK

Despite uncertainty about the pace of the global economic recovery, our objective has not changed - we continue to search out attractive, growing companies that are controlling costs, gaining market share, creating shareholder value, and selling at reasonable valuations. We are confident that our research can uncover "best-of-breed" companies that exhibit these critical characteristics.

/s/ Helen Young Hayes
------------------------------
Helen Young Hayes

/s/ Laurence Chang
------------------------------
Laurence Chang
Co-Fund Managers
Janus Capital Management LLC

32   IDEX MUTUAL FUNDS
     ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

REGION

A region represents countries within a given geographic area. Regional analysis is provided for global and international investors to illustrate the regions in which the fund is invested.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                                          From   Inception
                                         1 year     5 year    10 year  Inception   Date
                                        -------     ------    -------  --------- ---------
Class A (NAV)                           (19.46)%    (0.66)%    9.64%     10.48%   10/1/92
Class A (POP)                           (23.89)%    (1.77)%    9.03%      9.86%   10/1/92
MSCIW(1)                                (14.50)%    (1.24)%    6.94%      6.59%   10/1/92
Class B (NAV)                           (20.09)%    (1.24)%       -       5.23%   10/1/95
Class B (POP)                           (24.08)%    (1.44)%       -       5.23%   10/1/95
Class C (NAV)                           (20.09)%        -         -     (15.34)%  11/1/99
Class M (NAV)                           (20.00)%    (1.12)%       -       7.73%   10/1/93
Class M (POP)                           (21.59)%    (1.32)%       -       7.61%   10/1/93

Notes

1 The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)         TOP FIVE COUNTRIES (% OF NET ASSETS)
---------------------------------------         -------------------------------------
Citigroup Inc.                      2.8%        United States                    36.5%
Total Fina Elf SA                   2.1%        United Kingdom                   11.6%
Philip Morris Companies Inc.        1.9%        Japan                             9.1%
Microsoft Corporation               1.8%        Switzerland                       6.4%
Pfizer Inc.                          1.6%        France                            5.4%




This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                            IDEX MUTUAL FUNDS 33
                                                           ANNUAL REPORT 2002

IDEX JANUS GROWTH

OBJECTIVE/FOCUS

Long-term growth of capital through investments in common stocks of companies selected solely for their earnings and growth potential.

[GRAPH]

MARKET ENVIRONMENT

Encouraging news early in our fiscal year suggested an economic recovery was at hand. Those signs proved premature, however, as the economy took a turn for the worse during the spring. Mirroring this downturn, stocks struggled under the weight of ongoing corporate scandals and lingering weakness in company profits. Meanwhile, despite interest rates at 41-year lows, consumer spending also began to falter as Americans reacted to plunging share prices and tepid job growth by tightening their belts. Adding to the relentless uncertainty was a looming war with Iraq. As the period drew to a close, the most widely watched stock market measures had posted disappointing losses.

PERFORMANCE

For the year ended October 31, 2002, IDEX Janus Growth returned (19.21)%, as compared to its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (15.10)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

In this challenging setting, our focus is not on any particular industry or sector. Instead, we are looking for growth wherever we can find it. Our emphasis is on companies that are meeting or beating their quarterly earnings forecasts by means of top-line growth and new product introductions. Typically, they also enjoy pricing power, dominant and growing market share and have equity buyback programs in place, which means they are helping support our stocks.

Perennial standout eBay was among our winners. The world's largest Internet auctioneer traded higher after reporting that third-quarter earnings more than tripled compared with the year ago period. On top of that, the value of merchandise sold on the company's worldwide electronic platform surged 60%, significantly boosting eBay's fees. From its humble beginnings selling Beanie Babies and Pez dispensers, eBay today serves more than 54 million registered users buying and selling everything from automobiles to real estate.

Another contributor was Forest Laboratories, Inc. ("Forest"). Key to the drugmaker's success is its popular antidepressant, Celexa. Forest's new version of Celexa, Lexapro, was introduced in September and is being touted as a more effective version of its predecessor with fewer side effects. Early prescription data already suggest that Lexapro is on track to become a best seller.

On the downside, Liberty Media Corporation ("Liberty") hindered our performance. The cable and media giant steered by visionary John Malone has fallen in sympathy with industry rivals who, burdened by heavy debt, struggled to survive in a sagging worldwide economy. Also overhanging the stock was an impending equity offering required by federal regulators as a result of Liberty's spin-off from AT&T Corp. Once it executes the offering, we believe the company will be an aggressive buyer of its shares, pushing prices higher.

ASM Lithography Holding NV ("ASML") also disappointed. The Dutch semiconductor equipment maker recently reiterated its outlook for second-half shipments of its gear that maps out intricate circuitry on silicon wafers. Later, however, ASML reported that the chip market, which is struggling amid its worst slump ever, has turned increasingly volatile and that it expects no improvement over the next twelve to fifteen months. While ASML dominates a unique niche and its long-term fundamentals remain attractive, we see no significant recovery in the chip market on the horizon. We therefore elected to substantially trim our position in ASML.

OUTLOOK

Over the past few months, it has become more and more difficult to maintain a long-term perspective in a short-term-oriented market environment. That being the case, the companies we own must, first and foremost, be able to meet or beat their quarterly earnings projections. Just as important, they must also perform better than their peers on up market days and hold their own on down days. We believe this strategy will allow us to surpass or keep pace with our benchmark until the economy and market turn around.

/s/ Edward Keely
----------------------------
Edward Keely
Fund Manager
Janus Capital Management LLC

34  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

COMPARATIVE INDEX

A comparative index is a general broad-based index, representative of the objective of the fund, to which to compare a fund's performance.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                         From    Inception
                        1 year     5 year     10 year  Inception    Date
                       -------     ------     -------  --------- ---------
Class A (NAV)          (19.21)%    (1.04)%     6.82%    10.86%     5/8/86
Class A (POP)          (23.65)%    (2.15)%     6.21%    10.48%     5/8/86
S&P 500(1)             (15.10)%     0.73%      9.87%    11.07%     5/8/86
Class B (NAV)          (19.86)%    (1.62)%       --      3.65%    10/1/95
Class B (POP)          (23.87)%    (1.82)%       --      3.65%    10/1/95
Class C (NAV)          (19.86)%       --         --    (24.76)%   11/1/99
Class M (NAV)          (19.72)%    (1.52)%       --      5.61%    10/1/93
Class M (POP)          (21.31)%    (1.72)%       --      5.50%    10/1/93
Class T (NAV)          (18.82)%    (0.69)%     7.30%    11.72%     6/4/85
Class T (POP)          (25.72)%    (2.44)%     6.35%    11.16%     6/4/85

Notes

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares, 1% for M shares and 8.5% for T shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class T shares are not available to new investors.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------------        -----------------------------------------
Viacom, Inc. - Class B                  8.9%       Communication                        13.5%
eBay Inc.                               6.7%       Pharmaceuticals                      13.4%
Medtronic, Inc.                         6.6%       Business Services                    12.5%
Clear Channel Communications, Inc.      5.1%       Medical Instruments & Supplies        6.6%
Liberty Media Corporation - Class A     4.6%       Electronic Components &
                                                     Accessories                         4.8%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS  35
                                                          ANNUAL REPORT 2002

IDEX JANUS GROWTH & INCOME

OBJECTIVE/FOCUS

Long-term capital growth and current income through investments in common stocks.

[GRAPH]

MARKET ENVIRONMENT

Fear was certainly in abundance during the year as the markets reacted to accounting irregularities, corporate scandals and Middle East tension by sending stocks to their lowest levels in nearly six years. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as consumer confidence, retail sales and manufacturing experienced alarming drops late in the period, stocks moved dramatically higher. Better-than-expected company earnings seemed to lift the market's spirits. However, in light of lowered growth forecasts, it was unclear whether the market had turned a corner or simply sidestepped another downturn.

PERFORMANCE

For the year ended October 31, 2002, IDEX Janus Growth & Income returned (13.94)%, as compared to its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (15.10)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

Given the tremendous uncertainty, we attempted to be both opportunistic and balanced in our security selection. As always, we were actively on the lookout for attractive businesses, both core long-term names and special situations, which offered us the opportunity to capitalize on volatility and weakness. We also trimmed a number of positions to create a "flatter" fund, thereby lessening the potential impact of any one holding. Meanwhile, we maintained a fixed-income position of roughly 9% during the period. We believe this weighting is appropriate given our assessment of the trade-off between risk and reward.

All things considered, a number of our companies made positive contributions. Among them was Anheuser-Busch Companies, Inc., the world's largest brewer. With nearly 50% of the U.S. beer market, the company was able to exercise rare pricing power amid a contracting economy, enabling it to maintain substantial leverage in marketing and distribution - all but ensuring further market share gains.

Pricing power also benefited Berkshire Hathaway Inc., which incurred tremendous losses in the aftermath of the September 11th attacks. Chairman and CEO Warren Buffett successfully managed through these losses in the company's insurance business to take advantage of rising prices and leveraged his AAA rating to boost market share.

In contrast, our disappointments involved stocks whose downside risk turned out to be more damaging than we had anticipated. This was certainly the case with consumer finance company Household International, Inc. ("Household"), which moved sharply lower on its announcement in August that it would restate earnings dating back to 1994. More recently, the firm struggled with rising defaults as well as ensuing government regulations requiring lenders to raise capital ratios. In any event, we were remiss in reading severity of its weakening balance sheet. Consequently, we liquidated Household at a loss.

Likewise, we dramatically reduced our position in J.P. Morgan Chase & Co., the nation's second-largest bank. We did not correctly ascertain headline risk as the company endured weakness in capital markets activity and credit concerns surrounding its commercial loans. Moreover, this misreading was compounded when the bank recently warned that its quarterly earnings would come in well below expectations.

OUTLOOK

In light of our more defensive posture during the year, we have had to be content with wringing out the excess. After the strong economic growth of the late 1990s, followed by three years of decline in which overcapacity in numerous sectors of the economy has been addressed, we expect continued volatility as the economy finds its way. In this kind of environment, it's important to take lessons from the past as well as look to the future for opportunity. We're constantly looking for new ideas for the fund as well as taking advantage of short-term disruptions to add to our existing holdings.

/s/ David J. Corkins
----------------------------
David J. Corkins
Fund Manager
Janus Capital Management LLC


36  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

"BOTTOM UP" ANALYSIS

Identification of individual companies with earnings growth potential that may not be recognized by the market at large.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/02

                                            From         Inception
                             1 year       Inception         Date
                            -------       ---------      ---------
Class A (NAV)               (13.94)%       (15.70)%      12/15/00
Class A (POP)               (18.68)%       (18.20)%      12/15/00
S&P 500(1)                  (15.10)%       (17.71)%      12/15/00
Class B (NAV)               (14.56)%       (16.32)%      12/15/00
Class B (POP)               (18.83)%       (18.12)%      12/15/00
Class C (NAV)               (14.56)%       (16.32)%      12/15/00
Class M (NAV)               (14.53)%       (16.25)%      12/15/00
Class M (POP)               (16.23)%       (16.70)%      12/15/00

Notes

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)           TOP FIVE INDUSTRIES (% OF NET ASSETS)
-----------------------------------------         ----------------------------------------
Citigroup Inc.                        4.2%        Communication                        8.1%
Exxon Mobil Corporation               3.2%        Commercial Banks                     7.7%
Microsoft Corporation                 2.7%        U.S. Government Obligations          6.5%
Marsh & McLennan Companies, Inc.      2.6%        Insurance                            5.5%
Viacom, Inc. - Class B                2.3%        Computer & Data Processing
                                                    Services                           4.2%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS  37
                                                          ANNUAL REPORT 2002

IDEX JENNISON EQUITY OPPORTUNITY

OBJECTIVE/FOCUS

Long-term growth of capital through investments in common stocks that appear to be under-valued in the market.

[GRAPH]

MARKET ENVIRONMENT

Over the past year, we generally have found the most attractive risk/reward opportunities in the market were with companies that would benefit from improving economic fundamentals, as well as their own company-specific advances. While business trends have gradually improved throughout the year for many of the companies in the portfolio, the market overall has been disappointed with the pace of corporate profit recovery. Most recently, during the summer and early fall, the market has given up on its hope for a recovery. Indeed, it is fair to say that much of the decline in the value of the stocks in the portfolio can be attributed to the market's fear of a "double-dip" recession. Despite all the uncertainties, we believe the worst is behind us in the market, and have positioned the portfolio, as always, with what we think are the most attractive risk/reward opportunities in the market.

PERFORMANCE

For the year ended October 31, 2002, IDEX Jennison Equity Opportunity returned (14.47)% as compared to its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (15.10)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

Earlier in the year, we sold several of our winners in the energy, materials, and industrials sectors, and have opportunistically added companies with much better secular growth potential. As mentioned, we have added select stocks in the information technology and health care sectors. Many of these technology companies are below the radar screen of most investors, have unique company specific dynamics, and were trading at very compelling valuations. In the health care sector, we have specifically purchased several pharmaceutical and biopharmaceutical companies at extremely attractive valuations.

As an example, two of our top performers, Amgen Inc. ("Amgen") and Abbott Laboratories ("Abbott Labs"), have come from our opportunistic purchases in the depressed pharmaceutical industry. Amgen's two latest earnings reports beat analysts' expectations due to strong sales for a variety of its products, and the company also raised its future sales growth estimates. Helping Abbott Labs' performance was the Food and Drug Administration's ("FDA") approval for the company to continue selling its thyroid disorder medication, Synthroid, which has been on the market for 40 years. The FDA had previously required Abbott Labs to restrain its sales until a review of the medicine was completed.

CIGNA Corporation ("CIGNA") was one of our poorest performers, as it has suffered from problems transitioning to a new customer service platform. These problems not only affected CIGNA's costs, but also negatively impacted the company's revenue. The company mis-priced some renewal, as well as new, business in its national account segment, as it attempted to overcome its account servicing issues. As a consequence, some of these accounts were unprofitable in the quarter. In addition, Stillwater Mining Company ("Stillwater"), a platinum group metals mining company, suffered from falling palladium prices due to the sluggish economy. Stillwater's share price was also pressured as the Securities and Exchange Commission attempted to force the company to reclassify its reserves, although Stillwater, after a lengthy process, ultimately prevailed. We have cautiously reduced the position, but believe the company now sells at a significant discount to its private market value.

OUTLOOK

It does appear that we are in the process of forming a market bottom. The slow pace of profit recovery, coupled with only average valuations for the market, could restrain the upside for the overall market. However, we are stock-pickers, building the portfolio opportunistically as we find stocks that offer the most compelling risk/reward scenario. Individually picking stocks is the key to our success, and we believe we can expect to find more opportunistic value investments in these turbulent markets.

/s/ Bradley Goldberg
---------------------------
Bradley Goldberg

/s/ Mark DeFranco
---------------------------
Mark DeFranco

/s/ Brian Gillott
---------------------------
Brian Gillott
Co-Fund Managers
Jennison Associates, LLC

38  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

EQUITY FUND

A mutual fund which invests primarily in stocks, usually common stocks.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                        From       Inception
                            1 year        5 year      Inception       Date
                            ------        ------      ---------    ---------
Class A (NAV)               (14.47)%      (6.25)%       (0.29)%      2/1/96
Class A (POP)               (19.18)%      (7.31)%       (1.13)%      2/1/96
S&P 500(1)                  (15.10)%       0.73%         6.66%       2/1/96
Class B (NAV)               (15.10)%      (6.84)%       (0.90)%      2/1/96
Class B (POP)               (19.34)%      (7.03)%       (0.90)%      2/1/96
Class C (NAV)               (15.10)%         --        (13.79)%     11/1/99
Class M (NAV)               (14.91)%      (6.73)%       (0.79)%      2/1/96
Class M (POP)               (16.60)%      (6.92)%       (0.94)%      2/1/96


Notes

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            TOP FIVE INDUSTRIES (% OF NET ASSETS)
-----------------------------------------          -----------------------------------------
Boise Cascade Corporation             2.7%         Computer & Data Processing
XL Capital Ltd. - Class A             2.5%           Services                           10.6%
Pfizer Inc.                           2.4%         Insurance                             7.6%
Allstate Corporation (The)            2.2%         Pharmaceuticals                       7.4%
Millipore Corporation                 2.2%         Oil & Gas Extraction                  6.6%
                                                   Printing & Publishing                 5.7%




This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS  39
                                                          ANNUAL REPORT 2002

IDEX LKCM STRATEGIC TOTAL RETURN

CREDIT QUALITY OF BONDS
 (% OF NET ASSETS) S&P
-----------------------
   AAA            2.2%
   AA             7.3%
   A             13.8%
   BBB            6.3%
   BB             2.3%
   NA             1.2%


 CREDIT QUALITY OF BONDS
(% OF NET ASSETS) MOODY'S
-------------------------
   A1               1.8%
   A2               3.7%
   A3               7.3%
   Aa2              9.8%
   Aa3              2.1%
   Aaa              1.3%
   Ba2              1.0%
   Baa2             1.8%
   Baa3             4.3%


OBJECTIVE/FOCUS

Long-term growth of income and capital by investing in common stocks and bonds of well-established and fundamentally strong companies.

INVESTMENT FOCUS

[CHART]

MARKET ENVIRONMENT

The twelve months ended October 31, 2002 continued the extraordinary volatility seen in the equity markets over the past three years. For the year ended in October, the Standard & Poor's 500 Composite Stock Index ("S&P 500") fell more than 15%, but the gyrations underlying that decline are worth noting -- after a rebound in the fourth quarter of 2001 and a flat first quarter of 2002, the equity markets plunged through July, bounced in August, fell again in September, and have been rallying since early October. The equity markets have experienced price moves not seen in decades, with the calendar third quarter of 2002 being the second-lowest return period for equities in almost 30 years. A number of concerns contributed to the market's weakness, including uncertainty over the progress of the economy, questions about the integrity of corporate executives and accounting practices, and continued unease over terrorism and the prospects of war with Iraq.

PERFORMANCE

For the year ended October 31, 2002, IDEX LKCM Strategic Total Return returned (5.52)%, a modest decline during the period, despite the carnage in the equity markets. The fund fulfilled its mission of protecting investors against significant downside risk in difficult market environments. The portfolio handily outperformed one of its benchmarks, the S&P 500, which returned (15.10)%, while its other benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, returned 5.91%. Please refer to the Performance Table on the next page for further information.

STRATEGY REVIEW

The fund continued to benefit from the application of Luther King Capital Management's ("LKCM") investment philosophy, which emphasizes diversification across asset classes and holdings in the best-positioned large- and medium-capitalization stocks. Fixed income securities will continue to provide current income and a cushion against portfolio volatility, with the equity portion of the fund designed for long-term capital appreciation. LKCM's traditional insistence on companies with strong cash flow generation and sound accounting principles is always important, but was especially beneficial during this period of corporate financial scandals. The fund maintained its focus on companies with a demonstrated ability to grow earnings regardless of the economic environment, and our best performing stocks over the past twelve months were in sectors that are not dependent on an economic rebound. Within financials, Wells Fargo & Company and Cullen/Frost Bankers, Inc. were standout performers, and several of our consumer-oriented names outperformed, including Viacom, Inc. and Newell Financial Trust I. Our weighting in health care was a positive contributor to the fund's solid results, and we continued to avoid the pharmaceutical group in favor of companies with positive fundamentals like Triad Hospitals, Inc. and Medtronic, Inc.

OUTLOOK

It appears that corporate profit growth is in the initial stages of improvement, and coupled with more attractive valuation levels, the stage has been set for a gradually improving equity market environment. In the current environment of high corporate debt levels and limited access to capital, tremendous competitive advantages have been created for well-capitalized, credit-worthy, cash flow-generating businesses. These have always been the characteristics of our investment discipline, and they have never been more important than they are today. While near-term uncertainties exist, this volatile period has provided significant opportunities for investors in high-quality, well-positioned businesses, and we remain confident that a well-conceived, diversified investment portfolio will continue to serve our investors well.


/s/ Luther King
---------------------
LUTHER KING


/s/ Scot C. Hollmann
---------------------
SCOT C. HOLLMANN
Co-Fund Managers
Luther King Capital Management


40 IDEX MUTUAL FUNDS
   ANNUAL REPORT 2002

                                    [GRAPH]


This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

"STYLE BOX"

MATURITY Fixed Income security maturities represented as short term (less than 4 years), intermediate term (4 - 10 years) and long term (more than 10 years).


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02


                                                          From      Inception
                             1 year          5 year     Inception      Date
                             ------          ------     ---------   ---------
Class A (NAV)                (5.52)%         1.15         7.76%       12/2/94
Class A (POP)               (10.72)%         0.01         7.00%       12/2/94
LBIGC(1)                      5.91%          7.26         7.90%       12/2/94
S&P 500(1)                  (15.10)%         0.73        10.66%       12/2/94
Class B (NAV)                (6.12)%         0.51         5.49%       10/1/95
Class B (POP)               (10.81)%         0.32         5.49%       10/1/95
Class C (NAV)                (6.12)%           --        (4.66)%      11/1/99
Class M (NAV)                (6.04)%         0.61%        7.19%       12/2/94
Class M (POP)                (7.91)%         0.41%        7.05%       12/2/94

NOTES

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)                        TOP FIVE INDUSTRIES (% OF NET ASSETS)
-------------------------------------------------              --------------------------------------
Kimberly-Clark Corporation 08/01/2007         3.0%             Commercial Banks                   9.9%
General Electric Company                      2.2%             Telecommunications                 7.4%
Wells Fargo & Company 06/21/2010              2.2%             Pharmaceuticals                    5.8%
Teva Pharmaceutical Industries Ltd. - ADR     2.1%             Chemicals & Allied Products        5.3%
Associates Corporation of                                      Paper & Allied Products            5.1%
  North America 11/15/2008                    2.1%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS  41
                                                          ANNUAL REPORT 2002

IDEX MODERATE ASSET ALLOCATION

OBJECTIVE/FOCUS

Long-term growth of capital and current income through investment in a combination of underlying IDEX funds.

INVESTMENT FOCUS

[CHART]

MARKET ENVIRONMENT

At best, the past twelve months have been difficult for investors. IDEX Moderate Asset Allocation began operations March 1, 2002, well into the period, which was marked by the nation's efforts to recover from the tragedy of September 11th, a subsequent plunge in equity markets, and an unprecedented series of steps by the Federal Reserve Board ("Fed") to put capital into the sputtering economy. For a time, the Fed's medicine seemed to work. The markets staged a brief rally, consumer confidence remained high, the employment situation stabilized and manufacturing picked up. The signs pointed to better times ahead.

Then the scandals emerged. Enron Corp. was only the beginning. Others, once Wall Street favorites, fell amid stories of shady accounting practices and abuses by executives. The result was a plunge in investor confidence that will take serious effort to reverse.

Finally, the mounting tension between the United States and Iraq created a lingering uncertainty. And the markets hate uncertainty. Despite it all, however, the markets ended the period with a strong showing in October, ending the downward slide of a brutal third quarter.

PERFORMANCE

From inception March 1, 2002 through October 31, 2002, IDEX Moderate Asset Allocation returned (12.40)% as compared to its benchmarks, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, which returned (19.12)% and 6.16%, respectively, for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

IDEX Moderate Asset Allocation seeks to provide long-term investors with capital appreciation and current income in a way that offers exposure to a variety of different investments. Among those investments, at any given time, some perform well while some lag. As a "fund of funds" whose holdings consist of a variety of underlying IDEX mutual funds, IDEX Moderate Asset Allocation attempts to offer exposure to this year's winners while limiting exposure to the laggards.

During the period, the winners were among the fixed-income asset class. It was a punishing time for equities. The fund's model, based on recommendations from Morningstar Associates, aims for a target of 50% stocks, 35% bonds and 15% cash.

Since the semi-annual report as of April 30, the fund increased its positions in bond funds from 32.7% to 37.1% of net assets.

Among equity holdings, IDEX Salomon Investors Value was the largest position and accounted for 12.4% of the net assets.

OUTLOOK

Cautious optimism is in order. The U.S. economy has shown remarkable resiliency. Valuations have become more reasonable than they were at the height of the dot.com bubble. And the scandals that emerged during the past twelve months have a silver lining: they forced corporations to clean up their accounting practices and present financial information that makes sense. Whether the market has reached a bottom and is emerging from its three-year slump remains to be seen.

Yet whatever the market environment might bring in the year ahead, IDEX Moderate Asset Allocation will continue to seek opportunities using a wide-ranging, diverse mix of investments, a strategy that attempts to help investors strike a balance among the growth potential of equities, fixed-income investments and capital preservation.

Fund Adviser
AEGON/Transamerica Fund Advisers, Inc.


42  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

ASSET ALLOCATION INVESTING

An approach that freely shifts money between many types of investments (stocks, bonds, etc.), attempting to maintain a consistent level of return.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                          From           Inception
                        Inception          Date
Class A (NAV)           (12.40)%          3/1/02
Class A (POP)           (17.22)%          3/1/02
Wilshire 5000(1)        (19.12)%          3/1/02
LBAB(1)                   6.16%           3/1/02
Class B (NAV)           (12.90)%          3/1/02
Class B (POP)           (17.26)%          3/1/02
Class C (NAV)           (12.90)%          3/1/02
Class M (NAV)           (12.80)%          3/1/02
Class M (POP)           (14.54)%          3/1/02

NOTES

1 The Wilshire 5000 Total Market (Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

Periods less than 1 year represent total return and are not annualized.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)     ALLOCATIONS (% OF NET ASSETS)
---------------------------------------     -------------------------------
IDEX PIMCO Total Return          14.4%      Fixed-Income               37.1%
IDEX Salomon Investors Value     12.4%      Aggressive                 26.8%
IDEX Janus Flexible Income       10.1%      Conservative               18.5%
IDEX Transamerica Equity          7.9%      International               8.4%
IDEX Transamerica Conservative              Money Market                5.6%
  High-Yield Bond                 7.8%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.



                                                           IDEX MUTUAL FUNDS  43
                                                          ANNUAL REPORT 2002

IDEX MODERATELY AGGRESSIVE ASSET ALLOCATION


OBJECTIVE/FOCUS

Long-term growth of capital through investment in a combination of underlying IDEX funds.

INVESTMENT FOCUS

                                    [CHART]


MARKET ENVIRONMENT

At best, the past twelve months have been difficult for investors. IDEX Moderately Aggressive Asset Allocation began operations March 1, 2002, well into the period, which was marked by the nation's efforts to recover from the tragedy of September 11th, a subsequent plunge in equity markets, and an unprecedented series of steps by the Federal Reserve Board ("Fed") to put capital into the sputtering economy. For a time, the Fed's medicine seemed to work. The markets staged a brief rally, consumer confidence remained high, the employment situation stabilized and manufacturing picked up. The signs pointed to better times ahead.

Then the scandals emerged. Enron Corp. was only the beginning. Others, once Wall Street favorites, fell amid stories of shady accounting practices and abuses by executives. The result was a plunge in investor confidence that will take serious effort to reverse.

Finally, the mounting tension between the United States and Iraq created a lingering uncertainty. And the markets hate uncertainty. Despite it all, however, the markets ended the period with a strong showing in October, ending the downward slide of a brutal third quarter.

PERFORMANCE

From inception March 1, 2002 through October 31, 2002, IDEX Moderately Aggressive Asset Allocation returned (16.30)% as compared to its benchmark, the Wilshire 5000 Total Market Index, which returned (19.12)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

IDEX Moderately Aggressive Asset Allocation seeks to provide long-term investors with capital appreciation tempered somewhat by bonds and money market investments. It's a "fund of funds" that provides a variety of asset classes in a single investment. Further, each of the underlying funds that make up IDEX Moderately Aggressive Asset Allocation has a different manager with a unique investment philosophy. At any given time, some perform well while others lag.

During the period, the weighting of the fund's holdings reflected a defensive stance to help weather the bear market. The fund's largest single holding was IDEX Salomon Investors Value. Since April 30, 2002 weighting in that fund increased from 7% to 18.2% of net assets. IDEX Transamerica Equity, a fund with a relatively small number of carefully selected stocks, was the second-largest holding, accounting for 11.3% of net assets.

The fund's model as of November 11, 2002, based on recommendations from Morningstar Associates, aims for a target of 70% stocks, 20% bonds and 10% cash.

OUTLOOK

Cautious optimism is in order. The U.S. economy has shown remarkable resiliency. Valuations have become more reasonable than they were at the height of the dot.com bubble. And the scandals that emerged during the past twelve months have a silver lining: they forced corporations to clean up their accounting practices and present financial information that makes sense. Whether the market has reached a bottom and is emerging from its three-year slump remains to be seen.

Yet whatever the market environment might bring in the year ahead, IDEX Moderately Aggressive Asset Allocation will continue to seek growth opportunities while managing risk with a diverse mix of investments. This mix will include a wide range of equity funds offset by bonds and cash.

Fund Adviser
AEGON/Transamerica Fund Advisers, Inc.


44 IDEX MUTUAL FUNDS
   ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

SWEEP ACCOUNT

A brokerage account whose cash balance is automatically transferred into an interest-bearing investment, such as a money market fund.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                           From        Inception
                        Inception        Date
Class A (NAV)            (16.30)%       3/1/02
Class A (POP)            (20.90)%       3/1/02
Wilshire 5000(1)         (19.12)%       3/1/02
Class B (NAV)            (16.70)%       3/1/02
Class B (POP)            (20.87)%       3/1/02
Class C (NAV)            (16.70)%       3/1/02
Class M (NAV)            (16.60)%       3/1/02
Class M (POP)            (18.26)%       3/1/02

NOTES

1 The Wilshire 5000 Total Market (Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal,
         Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

Periods less than 1 year represent total return and are not annualized.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)    ALLOCATIONS (% OF NET ASSETS)
--------------------------------------     ------------------------------
IDEX Salomon Investors Value     18.2%     Aggressive                37.6%
IDEX Transamerica Equity         11.3%     Conservative              24.9%
IDEX Isabelle Small Cap Value     9.7%     Fixed-Income              21.7%
IDEX Janus Flexible Income        7.6%     International             12.4%
IDEX PIMCO Total Return           7.1%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.



                                                           IDEX MUTUAL FUNDS  45
                                                          ANNUAL REPORT 2002

IDEX MUNDER NET50

OBJECTIVE/FOCUS

Long-term capital appreciation through investments in stocks of domestic and foreign companies that are engaged in the Internet and Internet related businesses.

INVESTMENT FOCUS

[CHART]

MARKET ENVIRONMENT


The market environment has remained difficult. Fears of a double-dip recession or additional geopolitical activity have kept investors away from technology-related investments. Additionally, there is concern that consumer confidence will erode, delaying growth opportunities. Information technology spending has stabilized during the year but has not yet returned to historical growth rates. Combined, these market forces contributed to the sell-off of technology shares this year.

PERFORMANCE

For the year ended October 31, 2002, IDEX Munder Net50 returned (30.25)% as compared to its benchmark, the Inter@active Week Internet Index which returned (35.23)%. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW

The mandate of the fund is to provide investors diversified exposure to the emerging digital economy. We believe that technology, and specifically Internet technology, will continue to be points of emphasis among businesses and consumers.

We have continued to increase the dotcom weighting in the fund and believe, in time, the Internet will take market share from other media. Consumers will use the Web for convenience and cost savings, and they will look with increasing regularity to the Internet for news and other content. Digital networks will displace other types of communication networks, while businesses will increasingly look to the Web to provide communication to suppliers, customers and employees, and will use the Web to better manage costs and inventories. They will embrace the Web as an additional attractive channel to conduct business.

The growth of the Internet among businesses and consumers provides fertile investment opportunities for the fund.

OUTLOOK

We believe the current environment favors Internet and Internet-related companies. Adoption of the Internet by both businesses and consumers remains strong domestically and internationally. There are now many accepted fee-generating services that are showing signs of strength. Customers look to these Web sites to book travel reservations, find new jobs and post personal ads. We believe these services may move entirely to the Web over time. The rapid growth of e-commerce continues to surprise, as consumers look to the Internet for convenience and cost savings. Subscription and premium services hold promise as additional accelerating revenue streams. Further, the intense competition in the telecommunications industry actually helps the Internet sector as it continues to lower the cost of access.

More specifically, domestic usage was up 31% year over year in September, with 157 billion minutes spent online during the month. Abroad, European usage grew 41% in August. Further, the United States accounts for approximately 25% of global users, while Europe accounts for 27% of users.

Several of our companies are among the most-visited or frequented sites on the Internet. Amazon.com, Inc. accounted for 476 million minutes, up 27% from a year ago. Yahoo! Inc. accounted for 13.2 billion minutes, up 44% from a year ago. And finally, eBay Inc. accounted for 3.8 billion minutes, up 77% from a year ago.

One of the most interesting e-commerce sectors continues to be travel, as the transition from booking travel offline to booking online is nothing short of remarkable. Two of our companies in this segment, Expedia, Inc. and Hotels.com continue to build profitable growth in this fragmented market.

In conclusion, we are excited about the prospects of the technology markets. We believe the long-term investor is poised to do well investing in the right companies with the right management.

/s/ PAUL T. COOK

PAUL T. COOK
Fund Manager
Munder Capital Management


46  IDEX MUTUAL FUNDS                NOTE: This fund is closed to new investors.
    ANNUAL REPORT 2002

[CHART]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

VOLATILITY

The relative rate at which the price of a security moves up and down.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 10/31/02

                                        From            Inception
                       1 year         Inception           Date
                       ------         ---------        ---------
Class A (NAV)         (30.25)%         (47.75)%         12/15/00
Class A (POP)         (34.09)%         (49.30)%         12/15/00
S&P 500(1)            (15.10)%         (17.71)%         12/15/00
Inter@ctive(1)        (35.23)%         (51.87)%         12/15/00
Class B (NAV)         (30.77)%         (48.32)%         12/15/00
Class B (POP)         (34.23)%         (49.43)%         12/15/00
Class C (NAV)         (30.77)%         (48.32)%         12/15/00
Class M (NAV)         (30.67)%         (48.22)%         12/15/00
Class M (POP)         (32.05)%         (48.50)%         12/15/00


NOTES
1 The Standard & Poor's 500 Composite Stock (S&P 500) Index and Inter@ctive Week Internet (Inter@ctive) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For the S&P 500 only, Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)   TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------   -------------------------------------------
Yahoo! Inc.                 6.8%          Computer & Data Processing Services  34.3%
DoubleClick Inc.            6.6%          Business Services                    30.9%
Overture Services, Inc.     6.3%          Computer & Office Equipment           9.9%
Expedia, Inc. - Class A     5.6%          Transportation & Public Utilities     5.8%
Hotels.com - Class A        5.2%          Motion Pictures                       4.3%

This material must be preceded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                          IDEX MUTUAL FUNDS   47
                                                          ANNUAL REPORT 2002

IDEX PBHG MID CAP GROWTH
(FORMERLY IDEX PILGRIM BAXTER MID CAP GROWTH)


OBJECTIVE/FOCUS

Long-term growth of capital by investing fund assets principally in common stocks of medium capitalization companies.

INVESTMENT FOCUS

[CHART]


MARKET ENVIRONMENT

The broad market continued its decline throughout most of the year as investor confidence was dealt a series of blows relating to alleged accounting irregularities by large domestic companies such as telecommunications giant WorldCom Inc., Enron Corp., Adelphia Communications Corporation and Xerox Corporation. In spite of the broad market's decline, the U.S. economy showed some signs of stabilization. However, sluggish growth, faltering consumer sentiment and a weakening job market contributed to a growing concern regarding the possibility of a "double-dip" recession. As expected, the Federal Reserve Board ("Fed") maintained a neutral bias on interest rate changes for most of the period. However, since that time, the fed funds rate was cut by half of a point, a larger cut than most analysts anticipated, which could signal the last rate cut for some time.

A September sell-off ensured a negative finish for all the major indexes for the one-year period ended October 31, 2002 despite posting positive performance during the month of October. Worldwide fears were brought to the forefront again as the anniversary of the September 11th terrorist attacks tempered consumer confidence. The reality of a potential conflict in Iraq combined with the horrifying memories of a year ago, and a weak economy, significantly dampened any rebound in the market. Unfortunately, corporate governance issues did not completely resolve themselves. There appears, however, to be light at the end of the tunnel, as government officials have begun prosecuting corporate wrongdoers.

PERFORMANCE

For the year ended October 31, 2002, IDEX PBHG Mid Cap Growth returned (20.11)% as compared to its benchmark, the Russell Mid Cap Growth Index, which returned (17.61)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

Technology stocks proved to be the greatest drag on performance during the twelve month period as this sector as a whole declined the most. While our technology weighting decreased, we were still overweight compared with the benchmark for much of the period. When industry-leading technology companies such as Intel Corporation began projecting reduced earnings forecasts during the third quarter 2002, we experienced a sharp sell-off in sub-sectors, semiconductors and semiconductor capital equipment.

During the period, the fund experienced strong performance from the services sector, which produced positive returns. Once again educational stocks such as Apollo Group, Inc. and Career Education Corporation led this sector. The consumer non-cyclical and industrial sectors also made strong contributions to results, highlighted by our sizeable exposure to the aerospace and defense segment. The health care sector proved to be a reliable industry with moderate to high growth rates showing steady acceleration. Although our overall position in the health care sector negatively contributed to the fund's performance, we did have some strong holdings in managed care and hospital-related stocks.

OUTLOOK

With some of our top holdings in the aerospace and defense sector, we believe the fund remains well positioned to take advantage of any conflict that may arise overseas. We are further limiting our technology exposure at this time, with our weighting at a historically low level of the fund's assets. Additionally, we increased our exposure to the industrial and consumer sectors as well. If the current economic conditions continue or weaken even further, we remain confident that the fund is well positioned to capture any future upside from holdings such as educational stocks, which we think have the potential to outperform in a slowing economy. As always, we will continue to search for pockets of strength across the broad market, seeking companies that we believe have accelerating growth characteristics and strengthening business fundamentals.


/S/ GARY PILGRIM

GARY PILGRIM
Fund Manager
Pilgrim Baxter & Associates, Ltd.


48  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

[CHART]

INVESTMENT STYLE

"Growth" reflects companies with the potential to increase earnings faster than other companies. "Value" reflects companies that are thought to be undervalued (low P/E) relative to their stock price. Blend is a mixture of both philosophies.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                               From            Inception
                           1 year            Inception           Date
                           ------            ---------         ---------
Class A (NAV)              (20.11)%            (7.52)%           3/1/99
Class A (POP)              (24.51)%            (8.93)%           3/1/99
Russell MCG(1)             (17.61)%            (6.54)%           3/1/99
Class B (NAV)              (20.78)%            (8.24)%           3/1/99
Class B (POP)              (24.74)%            (8.74)%           3/1/99
Class C (NAV)              (20.78)%           (20.94)%          11/1/99
Class M (NAV)              (20.69)%            (8.14)%           3/1/99
Class M (POP)              (22.27)%            (8.39)%           3/1/99

NOTES

1 The Russell Mid Cap Growth (Russell MCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)        TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------        -------------------------------------
Varian Medical Systems, Inc.        2.5%       Computer & Data Processing
Corinthian Colleges, Inc.           2.4%         Services                      12.2%
Express Scripts, Inc. - Class A     2.4%       Health Services                 10.1%
Symantec Corporation                2.3%       Electronic Components &
Waste Connections, Inc.             2.3%         Accessories                    7.3%
                                               Educational Services             6.5%
                                               Medical Instruments & Supplies   6.0%

This material must be preceded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                          IDEX MUTUAL FUNDS  49
                                                          ANNUAL REPORT 2002

IDEX PBHG TECHNOLOGY & COMMUNICATIONS
(FORMERLY IDEX PILGRIM BAXTER TECHNOLOGY)


OBJECTIVE/FOCUS

Growth of capital through investments in common stocks of small, medium or large capitalization companies that rely extensively on doing business in the technology or communications sectors of the market.


INVESTMENT FOCUS

[CHART]


MARKET ENVIRONMENT

During the early part of 2002, a string of accounting improprieties and corporate malfeasance cast a dark shadow on the market and dampened investor sentiment. The outlook for the macro-economic environment remained cloudy, as investors continued to grapple with conflicting signals regarding the state of the recovery. Technology stocks continued to remain mired in their steep slide as the clouds of investor concerns refused to lift from the group. It seems as though the stock market is playing a perpetual game of musical chairs, with technology investors continuing to end up without a seat as the music stops. A September swoon wreaked havoc on the equity market causing stocks to face major broad-based declines that were driven by lingering concerns about corporate governance, the rate of economic recovery and unsettling geopolitical events, and again technology stocks were among the hardest hit. The period closed on an upbeat note, however, as a technology-driven rally led the stock market to healthy returns for most of October.

PERFORMANCE

For the year ended October 31, 2002, IDEX PBHG Technology & Communications returned (46.05)% as compared to its benchmarks, the Soundview Technology Index and the Pacific Stock Exchange High Technology Index, which returned (35.48)% and (24.86)%, respectively, for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

Many factors contributed to the technology sector's poor performance over the past year. The continued anemic economic recovery continued to inhibit technology spending across a variety of technology sub-sectors. During the period almost every technology sub-sector declined. The stocks of semiconductor producers and semi-conductor capital equipment suppliers significantly underperformed as investors questioned the rate of the cyclical recovery in orders for that group while remaining concerned about the near-term outlook for information technology ("IT") spending.

Earlier in the 12-month period, the fund was impacted by the events at Adelphia Communications Corporation - we owned our position before disclosures of unscrupulous borrowing arrangements made to the controlling family of that company. Also hard hit during the latter part of the year was the entire IT services and consulting segment, mostly in response to a startling negative earnings forecast from Electronic Data Systems Corporation, which had a negative impact on similar holdings from this segment we had in the portfolio.

OUTLOOK

We believe that the economy remains on the recovery track. Corporate profitability is generally increasing, inventory levels have declined substantially over the past two years and stock valuations are generally more attractive. Unfortunately, we underestimated the continued deterioration in investor sentiment caused by the accounting scandals and corporate improprieties that have recently come to light. Although market sentiment remains negative, we believe the economy's recovery will produce a healthier balance between capital spending and consumption.

In the short term, the technology sector faces fierce competition, end market weakness and lower-than-expected secular growth. Nevertheless, we have found pockets of strength in certain sub-segments, such as computer services and consumer-related technologies. Overall, we believe that the technology sector is in a better position than it was twelve months ago and has the potential to offer investors very good long-term growth prospects relative to other areas of the market.

We continue to focus on investing in companies that we believe have accelerating business dynamics, proven operating models, sustainable competitive advantages and solid franchise qualities. We have been, and remain, invested in those companies that we believe exhibit the long-term growth characteristics sought by our disciplined investment approach. We want to thank all of our investors for their continued support during this historically difficult market climate.

/S/ MICHAEL MA

MICHAEL MA
Fund Manager
Pilgrim Baxter & Associates, Ltd.



50  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.


[CHART]


DOLLAR COST AVERAGING

An investment strategy whereby a specific amount of money is invested regularly regardless of market conditions. This allows accumulation of shares gradually, at an average price that often is lower over the long-term than if purchased at one time.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                             From              Inception
                           1 year          Inception              Date
                           ------          ---------           ---------
Class A (NAV)              (46.05)%          (58.23)%            3/1/00
Class A (POP)              (49.01)%          (59.11)%            3/1/00
PSEHT(1)                   (24.86)%          (30.05)%            3/1/00
Soundview(1)               (35.48)%          (46.72)%            3/1/00
Class B (NAV)              (46.93)%          (58.89)%            3/1/00
Class B (POP)              (49.58)%          (59.35)%            3/1/00
Class C (NAV)              (46.93)%          (58.89)%            3/1/00
Class M (NAV)              (46.57)%          (58.72)%            3/1/00
Class M (POP)              (47.63)%          (58.88)%            3/1/00

NOTES

1 The Soundview Technology (Soundview) Index and Pacific Stock Exchange High Technology (PSEHT) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For PSHET only, Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)      TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------      -------------------------------------
Microsoft Corporation      5.3%              Electronic Components &
Dell Computer Corporation  3.9%                Accessories                      25.3%
Intel Corporation          3.6%              Computer & Data Processing
Silicon Laboratories Inc.  2.5%                Services                         23.1%
Symantec Corporation       2.4%              Computer & Office Equipment        13.4%
                                             Communications Equipment            6.1%
                                             Industrial Machinery & Equipment    3.4%

This material must be preceded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                          IDEX MUTUAL FUNDS   51
                                                          ANNUAL REPORT 2002

IDEX PIMCO TOTAL RETURN


         CREDIT QUALITY OF BONDS
         (% OF NET ASSETS) S&P
      -------------------------------

         AAA               53.4%
         AA                 1.6%
         A                  7.1%
         BBB               33.8%
         BB                 2.4%
         B                  1.5%
         NA                 1.3%


         CREDIT QUALITY OF BONDS
         (% OF NET ASSETS) MOODY'S
      -------------------------------
         A2                4.7%
         A3                5.1%
         Aaa              52.2%
         B1                0.5%
         B2                0.8%
         B3                0.1%
         Ba1               5.2%
         Ba2               0.2%
         Ba3               1.6%
         Baa1              6.8%
         Baa2             12.6%
         Baa3              8.8%
         NA                2.5%

OBJECTIVE/FOCUS

Maximum total return consistent with preservation of capital by investing principally in fixed-income securities.

INVESTMENT FOCUS
[CHART]

MARKET ENVIRONMENT

Investors flocked to the safety of Treasury bonds during 2002 amid anxiety about sluggish global growth, the integrity of corporate accounting and governance practices and a potential U.S. war with Iraq. Treasury yields fell dramatically with the 10-year yield touching its lowest level in more than 40 years. Fueled by the Treasury rally, the broad U.S. bond market out-performed riskier assets such as stocks and high yield debt.

Growth in Europe was practically non-existent and Japan's economy remained moribund. That left U.S. consumers, bolstered by the lowest mortgage rates in three decades, zero interest car loans and rising real wages, as the only significant source of demand anywhere in the world. Concern about a so-called "double-dip" recession in the United States therefore centered on the risk that weakness in the corporate sector would infect consumer confidence and discourage spending. While unemployment remained relatively low at just under 6 percent, applications for jobless claims climbed as companies laid off workers to trim costs and boost cash flow.

Such efforts by companies to rehabilitate their credit quality did little to reassure corporate bond investors. The corporate bond market virtually shut down during June, July and September. A stream of bad news from high profile issuers reinforced risk aversion among lenders already bruised by accounting scandals.

PERFORMANCE

From inception March 1, 2002 through October 31, 2002, IDEX PIMCO Total Return returned 4.13%, as compared to its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 6.16% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

An above index duration was positive for returns as rates fell. An overweight to short/intermediate maturities helped returns as rates declined most among these issues. A mortgage overweight was neutral as mortgages performed in line with like-duration Treasuries. A corporate underweight was positive, but security selection of telecom and energy/pipeline issues hurt returns amid concern about weak profits and credit rating downgrades. Emerging market bonds were negative amid overall risk aversion and anxiety about Brazil's presidential election. An allocation to developed non-U.S. bonds, focused on Eurozone issues, detracted from returns as rates fell further in the United States amid the flight to safety.

OUTLOOK

We believe that the modest U.S. recovery will continue and the risk of deflation will be averted. The consumer/housing sector will hold fast while the battered business sector heals. A possible war with Iraq would initially drag down growth due to a negative shock to consumer and business confidence, however accommodative monetary policy and fiscal stimulus would help offset this impact. Interest rates will be range-bound around their current low levels as tepid growth constrains upward pressure.

With interest rates expected to shift only modestly, we will target duration near the benchmark; adding value by capturing attractive yields in non-Treasury markets. We will focus on intermediate maturities, which offer higher yields than a short/long maturity emphasis and also provide the opportunity to reap gains by "rolling down" the yield curve. We will overweight mortgages to capture yield premiums that compensate for duration extension if mortgage rates climb. We will target near-index weightings of corporates; selectively adding short-maturity issues that offer attractive credit premiums. We will retain telecom and energy pipeline credits, which have strong asset coverages and will recover as an improvement in corporate credit quality restores investors' risk appetite. We will own emerging market bonds to enhance yield, including Brazil. Despite recent volatility, Brazil's fiscal surpluses and significant cash reserves are positives for the long term. We will continue to take exposure in intermediate Eurozone issues, which have rallied less than richly valued U.S. Treasuries.


/s/ WILLIAM H. GROSS

WILLIAM H. GROSS
Chief Investment Officer
Pacific Investment Management Co., LLC


52  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

[CHART]

WARRANT

A certificate, usually issued along with a bond or preferred stock, entitling the holder to buy a specific amount of securities at a specific price, usually above the current market price at the time of issuance, for an extended period, anywhere from a few years to forever.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                    From            Inception
                                  Inception           Date
                                  ---------         ---------
Class A (NAV)                       4.13%             3/1/02
Class A (POP)                      (0.81)%            3/1/02
LBAB(1)                             6.16%             3/1/02
Class B (NAV)                       3.80%             3/1/02
Class B (POP)                      (1.20)%            3/1/02
Class C (NAV)                       3.80%             3/1/02
Class M (NAV)                       3.85%             3/1/02
Class M (POP)                       1.81%             3/1/02

NOTES

1 The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
---------------------------------------
Ginnie Mae 11/01/2032               11.8%
Fannie Mae 11/01/2032                7.0%
Fannie Mae 12/18/2002                4.7%
Fannie Mae 11/01/2017                3.6%
Commonwealth Bank of Australia
Finance Inc. (Delaware) 11/20/2002   3.4%

This material must be preceded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                           IDEX MUTUAL FUNDS  53
                                                           ANNUAL REPORT 2002

IDEX PROTECTED PRINCIPAL STOCK


OBJECTIVE/FOCUS

Total return consistent with preservation of capital by providing a protection guarantee for initial investments while investing principally in equity securities.


INVESTMENT FOCUS

[CHART]


MARKET ENVIRONMENT

IDEX Protected Principal Stock's inception was at the beginning of the third quarter of 2002. This quarter proved to be the most difficult quarter experienced by equity investors since the fourth quarter of 1987. In fact, the third quarter of 2002 produced the sharpest losses in the marketplace of any quarter during the bear market which began in March 2000, arguably the worst market environment since the Great Depression era of the 1930s. Deteriorating economic conditions, the erosion of confidence caused by accounting scandals and the threat of war all combined to precipitate a large magnitude of selling pressure. The Standard & Poor's 500 Composite Stock Index ("S&P 500") hit an intraday low of 776 on July 24, 2002, recovered through mid-August, and then headed back toward its July low by the end of September. For the quarter ended September 30, 2002, the S&P 500 declined by 17.27%. Declining equity prices continued into early October, with the market bottoming near its July lows. The strong rally that ensued for the remaining weeks of October carried the S&P 500 to the 885 level, producing an 8.79% total return for the month.

PERFORMANCE

From inception July 1, 2002 through October 31, 2002, IDEX Protected Principal Stock returned 0.10%, as compared to its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (9.99)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

IDEX Principal Protected Stock employs multiple risk management techniques to limit investment volatility well below that of many equity funds, even before the guarantee feature becomes a factor. The first risk management feature the fund employs is broad diversification. The fund's core strategy involves the ownership of all of the stocks represented in the S&P 500. The next step is to sell cash settled index call options, which serve as the primary source of return. This continuous generation of cash flow provides the fund with a consistent return in exchange for any future upside appreciation of the fund's underlying stocks. This cash flow does vary over time and is somewhat limited in its ability to adequately protect the fund during a sudden, sharp sell-off. Therefore, the next risk management step is the purchase of index put options to behave as a "safety net" to reduce the exposure of the portfolio during such a market decline. The final feature is the Principal Protection Guarantee itself. Please see the prospectus for a discussion of the funds investing and guarantee features.

OUTLOOK

The capital markets have begun what appears to be a transitional phase. Indicators tend to point to a bottoming process in the equity markets. Bond returns over the past three years are so spectacular that, given the cyclicality of interest rates, they present little hope of a repeat performance. During this period, secularly falling interest rates have provided a considerable lift to bond rates of return. Most recently, in September the 10-year U.S. Treasury note reached a 40 plus-year low interest rate of 3.6%. While bonds have done well over the past several years, the time to pass the baton is near. However, with valuation uncertainties and a weak economic recovery unfolding, it does not appear that equities are quite ready to run with it. IDEX Protected Principal Stock, a solid core investment due to its ability to preserve wealth, presents an attractive investment. Extraordinarily high cash flows from index call options suggest a favorable risk/reward opportunity in the near future. It is our objective to deliver these cash flows as efficiently as possible.

/s/ J. PATRICK ROGERS

J. PATRICK ROGERS
Fund Manager
Gateway Investment Advisers, L.P.


54  IDEX MUTUAL FUNDS             NOTE: This fund is closed to new investors.
    ANNUAL REPORT 2002

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

[CHART]

CAPITAL PRESERVATION

A conservative investment strategy characterized by a desire to avoid risk of loss.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                             From                    Inception
                          Inception                    Date
                          ---------                  ---------
Class A (NAV)               0.10%                     7/1/02
Class A (POP)              (5.41)%                    7/1/02
S&P 500(1)                 (9.99)%                    7/1/02
Class B (NAV)               0.10%                     7/1/02
Class B (POP)              (4.90)%                    7/1/02
Class C (NAV)               0.10%                     7/1/02
Class M (NAV)               0.10%                     7/1/02
Class M (POP)              (1.89)%                    7/1/02

NOTES

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost if redemption occurs before the Guarantee Maturity Date.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments that utilize options strategies may be subject to specific risks, including limited opportunity to participate in rising stock markets or increased risk during market declines. In general, mutual funds that invest in stocks are subject to risks including weaknesses in the market as a whole, in a particular industry, or in a specific holding, and from adverse political or economic developments here or abroad.

Periods less than 1 year represent total return and are not annualized.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)       TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------       -------------------------------------
Standard & Poor's 500 Depositary              Pharmaceuticals                 10.1%
 Receipt                            4.0%      Commercial Banks                 9.3%
Microsoft Corporation               3.1%      Computer & Data Processing
General Electric Company            2.7%        Services                       5.3%
Wal-Mart Stores, Inc.               2.6%      Computer & Office Equipment      4.3%
Exxon Mobil Corporation             2.5%      Insurance                        4.2%

This material must be preceded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                          IDEX MUTUAL FUNDS   55
                                                          ANNUAL REPORT 2002

IDEX SALOMON ALL CAP

OBJECTIVE/FOCUS

Long-term growth of capital by investing fund assets principally in common stocks and convertible securities.


INVESTMENT FOCUS
[CHART]


MARKET ENVIRONMENT

The unwinding of the stock market bubble in 2000 and over-capacity that affects a number of industries continues to be an influence. The terrorist attacks of September 11, 2001, further disrupted the U.S. economy, even though a strong rally developed between late September of that year and early 2002. However, several other developments have been center stage in explaining the stock market's performance this year.

The late 1990s was a period of excess but in ways that we feel transcended valuation alone. Corporate governance, a term rarely heard until recently, came to refer to many things including liberal and misleading accounting. We witnessed many chief executive officers get hired between 1995 and 2000 who were more attuned to their stock options and techniques to elevate their share prices than understanding their companies' business plans.

All of the above we believe, led to a sharp reduction in stock market valuations, exacerbated by redemptions from mutual funds. In a way, a "perfect storm" of events hammered the stock market in 2002.

PERFORMANCE

For the year ended October 31, 2002, IDEX Salomon All Cap returned (23.44)%, as compared to its benchmark, the Russell 3000 Index, which returned (14.35)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

We have been through the bear markets of 1973-1974, 1982, 1987, 1990, and what looked like a significant market bottom in late September 2001. This year, the fund maintained cash positions of 12-15% as late as May. Because we believed we were approaching the end of this bear market, we began to commit assets to companies with share prices that had reached what we deemed to be attractive valuations.

Our strategy in recent months has been to emphasize the corporate side of the economy not the consumer side. This means that we bought industrials, capital goods manufacturers for the fund and we went off of our "technology-free diet" of 2000. The NASDAQ Composite Index, which is heavily laden with technology companies, peaked just over 5,000 in early 2000 and in recent months has traded between 1,200-1,600. At this level, many leading technology stocks had declined approximately 60-90% from their highs a few years earlier. In addition, we thought a number of media stocks, including cable companies, had become very attractive long-term investments.

OUTLOOK

Although we think the market is near a bottom, we also believe the bottoming process could take some time because of circumstances in the all-important corporate sector of the economy. The interesting buys we feel are not in the consumer side of the economy. As a result of these considerations, we will buy stocks for the fund that we think are outstanding long-term buys, but will do so over time. Secondly, the current market environment has exposed some companies as having less attractive prospects than previously believed. These assets will be reviewed and may be exchanged for companies believed to have better opportunities in the coming years.

We are often asked about the catalyst that would generate a better market environment. Though catalysts are often difficult to anticipate early on, clearing up uncertainty with regard to Iraq probably heads everyone's most likely "catalyst" list. Our candidate for "catalyst" is the price of oil falling to the $18-$22 per barrel level, regardless of whether we go to war with Iraq or not. In our opinion, a decline from the current $26-$28 per barrel range would represent, in effect, a major tax cut for the world economy, especially the emerging market economies most dependent on oil.

/s/ JOHN G. GOODE


JOHN G. GOODE



/s/ PETER J. HABLE


PETER J. HABLE
Co-Fund Managers
Salomon Brothers Asset Management Inc



56  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

[CHART]

SALES LOAD

Expressed usually as front-end, back-end or level load. Front-end load is a percentage charged on purchases through the Public Offering Price. Back-end load is a percentage deducted from redemptions. Level load is deducted from fund assets over time.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                            From         Inception
                         1 year          Inception          Date
                         ------          ---------       ---------
Class A (NAV)           (23.44)%           2.39%           3/1/99
Class A (POP)           (27.65)%           0.83%           3/1/99
Russell 3000(1)         (14.35)%          (6.57)%          3/1/99
Class B (NAV)           (24.11)%           1.70%           3/1/99
Class B (POP)           (27.90)%           1.18%           3/1/99
Class C (NAV)           (24.11)%          (3.01)%         11/1/99
Class M (NAV)           (24.00)%           1.81%           3/1/99
Class M (POP)           (25.52)%           1.53%           3/1/99

NOTES

(1) The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)         TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------         -------------------------------------
Countrywide Credit Industries, Inc.    2.7%     Pharmaceuticals             15.3%
Liberty Media Corporation - Class A    2.6%     Insurance                    8.5%
Abbott Laboratories                    2.5%     Motion Pictures              7.4%
AOL Time Warner Inc.                   2.5%     Communication                6.0%
American Express Company               2.4%     Electronic Components &
                                                  Accessories                5.8%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                          IDEX MUTUAL FUNDS   57
                                                          ANNUAL REPORT 2002

IDEX SALOMON INVESTORS VALUE
(FORMERLY IDEX NWQ VALUE EQUITY)

OBJECTIVE/FOCUS

Maximum total return with minimum risk through investments primarily in common stocks showing above average statistical value and are in fundamentally attractive industries.

INVESTMENT FOCUS
[CHART]


MARKET ENVIRONMENT

The U.S. equity market continued its downward trend during the twelve months ended October 31, 2002, as both the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the NASDAQ Composite Index posted double-digit losses for the period. Throughout the spring and summer, investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, weighed down the major market indices. New allegations of corporate fraud and insider trading shook the market further. As we moved into the fall, we found investors worried about more fundamental concerns, including the strength of the economy and corporate earnings. The prospect of a potential war with Iraq also dampened investor sentiment.

PERFORMANCE

For the year ended October 31, 2002, IDEX Salomon Investors Value returned (16.90)%, as compared to its benchmark, the S&P 500, which returned (15.10)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

The fund's underperformance related primarily to security selection in the consumer staples and utilities sectors. In consumer staples, the fund's investment in Safeway Inc., in particular, penalized performance. Safeway Inc. and other food retailers are suffering from weak top-line growth, which has caused the companies to reinvest in pricing initiatives in order to remain competitive. We view this issue as more cyclical in nature as a result of the weak economy and expect fundamentals to improve as the economy recovers. In the utilities sector, the fund's exposure to El Paso Corporation hurt performance.

Throughout the spring and early summer, the fund added modestly to selected technology and telecom stocks. As value investors, we are very willing to look for opportunities in sectors that are out of favor. Our focus was on companies with an attractive valuation, strong balance sheet and leading market position. Although we recognized that technology and telecom stocks could have further downside, we wanted to position the fund to participate in any potential recovery in those sectors.

As we moved into the summer months, as a result of the breadth of the market sell-off, we started to see additional opportunities in areas beyond technology and telecom. In particular, the fund added to stocks in the health care, consumer cyclicals and energy sectors. Within the health care sector, we found that several drug stocks were trading at 10-year valuation lows in July. We also sought to upgrade the quality of our holdings. Because of the broad-based sell-off, we had an opportunity to add what we believed to be several high-quality companies at attractive valuations. Finally, we began to focus more on dividend yields. In an environment where we feel equity market returns will likely revert to more historical levels, dividend yields should represent a greater component of total returns.

OUTLOOK

Given current interest rate levels and equity market valuations, we remain constructive on the U.S. equity market. Although recent economic reports have brought into question the sustainability of the economic recovery, we still expect continued economic growth, albeit at a slower pace than envisioned earlier this year. Thus far, in our opinion, the consumer has remained fairly resilient, thanks in part to record low mortgage rates. Of course, what we believe the economy needs now is business spending to accelerate, which we expect to occur gradually over the next few quarters as corporate profits improve. Although certain events, particularly a potential conflict with Iraq, could lead to further equity market volatility, we believe the fund is well positioned in the current market environment.

/S/  JOHN B. CUNNINGHAM

JOHN B. CUNNINGHAM



/S/ MARK J. MCALLISTER


MARK J. MCALLISTER
Co-Fund Managers
Salomon Brothers Asset Management, Inc.


NOTE: Effective March 1, 2002, Salomon Brothers Asset Management, Inc. replaced NWQ Investment Management Company, Inc. as sub-adviser to the fund. At that time, IDEX NWQ Value Equity changed its name to IDEX Salomon Investors Value.



58  IDEX MUTUAL FUNDS
    ANNUAL REPORT 2002

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

[CHART]

VALUE INVESTING

Value style investing is an approach to identify securities that are undervalued in the present market environment without concentrating too much on future expectations.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                             From         Inception
                   1 year        5 year    Inception         Date
                   ------        ------    ---------      ---------
Class A (NAV)     (16.90)%      (1.71)%      1.26%          2/1/97
Class A (POP)     (21.47)%      (2.82)%      0.27%          2/1/97
S&P 500(1)        (15.10)%       0.73%       3.57%          2/1/97
Class B (NAV)     (17.47)%      (2.33)%      0.63%          2/1/97
Class B (POP)     (21.60)%      (2.53)%      0.46%          2/1/97
Class C (NAV)     (17.47)%           -      (3.19)%        11/1/99
Class M (NAV)     (17.35)%      (2.23)%      0.73%          2/1/97
Class M (POP)     (19.00)%      (2.43)%      0.56%          2/1/97

NOTES

(1) The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)      TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------      -------------------------------------
Hewlett-Packard Company          2.4%        Commercial Banks                11.3%
Verizon Communications, Inc.     2.2%        Security & Commodity Brokers     7.3%
Nokia Oyj - ADR                  2.1%        Telecommunications               7.0%
AT&T Wireless Services, Inc.     2.1%        Communications Equipment         6.0%
Pharmacia Corporation            2.0%        Computer & Office Equipment      5.4%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

                                                          IDEX MUTUAL FUNDS   59
                                                          ANNUAL REPORT 2002

IDEX T. ROWE PRICE HEALTH SCIENCES

OBJECTIVE/FOCUS

Long-term growth of capital by investing primarily in common stocks of companies engaged in research, development, production, or distribution of products or services related to healthcare, medicine, or the life sciences.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

Certainly the equity market endured another difficult year, beginning with the aftermath of the September 11th terrorist attacks in the U.S., encompassing a stiff economic slowdown and stunning revelations of corporate misconduct, and concluding with an uncertain earnings environment and talk of war with Iraq. For several months, it seemed that the health care segment would fare significantly worse than the overall market. As a high-risk investment area, biotechnology became extremely unpopular during the summer. Meanwhile, investors punished high-priced pharmaceuticals stocks as they struggled with patent expirations and other severe earnings challenges. For most of the year, only the once- quiescent health care services sector stood its ground on the strength of a relatively stable earnings picture.

In the last few months of the period, however, sector performance trends changed significantly. Investors seemed to feel that biotech and the drug stocks were oversold, and triggered a modest rally. The services stocks deflated in tandem as the period closed. For these reasons, a diversified investment approach proved highly beneficial during the period.

PERFORMANCE

From inception, March 1, 2002, through October 31, 2002, IDEX T. Rowe Price Health Sciences returned (17.20)%, as compared to its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (19.11)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

The past twelve months were difficult for the market as a whole, and the health care sector was not spared in the downdraft. Our strategy for the year was to maintain a focus on biotechnology - the area we believe offers the best long-term potential - while balancing the risks in this higher-growth segment with more stable-earning positions in health care services. Our results reflected some success in this effort.

Our current position in biotechnology stands at approximately 40% of assets. This segment imposed the toughest losses on the fund for the period, with only a few holdings - notably Gilead Sciences, Inc. - staying in the black. We believe that biotechnology holds the greatest long-term potential of all the health care segments, and as a result we have consistently invested the greatest portion of assets here. Our commitment was validated in October, however. As biotech recovered, we were positioned to benefit fully from the advance. Our stock selection was also relatively effective during the rally compared with the competition. Cephalon, Inc. and Trimeris, Inc. were large positions that contributed to results.

Our pharmaceuticals position remains a significant portion of our assets. After suffering dramatic losses earlier in the year, the major drug companies began to look inexpensive to many market observers, and the segment benefited from renewed interest and bargain hunting. Despite the turnaround, only a few positions were positive contributors for the year; others, including Wyeth, dropped steeply during the period.

Relatively defensive health care services and providers accounted for nearly a third of assets as the period ended. For the year as a whole, these holdings posted strong, double-digit gains. As biotech, pharmaceuticals, and other growth-oriented fare began in improve, however, support for health care services waned, and investors began to take profits in stocks that had fared relatively well during the bulk of the 2002 bear market. We were stung by a position in Tenet Healthcare Corporation, a health care provider that was hit by allegations of fraud late in the period.

OUTLOOK

Our view has been that once the economy and stock market began to stabilize, and investors turned their attention to growth stocks, health care would be a major benefactor. Market activity in October seemed to support our point of view, and we were especially encouraged by the strong results of biotechnology in the rally. It is too soon to say that October's trends will persist, and the market faces many more hurdles in coming months. However, we continue to believe that health care remains an area of tremendous future growth potential.

/s/ Kris H. Jenner

Kris H. Jenner
Fund Manager
T. Rowe Price Associates, Inc.



60   IDEX MUTUAL FUNDS
     ANNUAL REPORT 2002

                                    [GRAPH]


This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

SPECIALTY FUND

A mutual fund investing primarily in the securities of a particular industry, sector, type of security or geographic region.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                                    From        Inception
                                                                  Inception        Date
                                                                  ---------     ---------
Class A (NAV)                                                      (17.20)%        3/1/02
Class A (POP)                                                      (21.75)%        3/1/02
S&P 500(1)                                                         (19.11)%        3/1/02
                                                                   ------          ------
Class B (NAV)                                                      (17.60)%        3/1/02
Class B (POP)                                                      (21.72)%        3/1/02
                                                                   ------          ------
Class C (NAV)                                                      (17.60)%        3/1/02
                                                                   ------          ------
Class M (NAV)                                                      (17.60)%        3/1/02
Class M (POP)                                                      (19.24)%        3/1/02
                                                                   ------          ------


NOTES

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

Periods less than 1 year represent total return and are not annualized.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)         TOP FIVE INDUSTRIES (% OF NET ASSETS)
------------------------------------------      ----------------------------------------
  UnitedHealth Group Incorporated     5.7%        Pharmaceuticals                  63.8%
  Trimeris, Inc.                      5.5%        Insurance                        11.7%
  Cephalon, Inc.                      4.8%        Health Services                   7.6%
  Anthem, Inc.                        4.7%        Medical Instruments & Supplies    5.0%
  Gilead Sciences, Inc.               4.4%        Chemicals & Allied Products       3.3%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.



                                                           IDEX MUTUAL FUNDS  61
                                                          ANNUAL REPORT 2002

IDEX T. ROWE PRICE SMALL CAP

OBJECTIVE/FOCUS

Long-term growth of capital by investing in common stocks of small-cap growth companies and stock index futures.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

One year ago, in the wake of the September 11th terrorist attacks, the economy was clearly in a recession. Unemployment was rising, industrial production was falling, and gross domestic product (GDP) growth was negative. In response, the Federal Reserve Board ("Fed") opened the monetary spigot further and slashed the federal funds target rate to 1.75%, compared with 6.50% at the end of 2000.

In the early months of 2002, stocks rose as the economy seemed to be on the road to recovery. But as the year progressed, the economy faltered, business investment paused, earnings growth remained sluggish, and corporate accounting scandals undermined investor confidence, sending stocks into a tailspin. Growing fears of a military conflict with Iraq and weaker consumer sentiment contributed to the economic uncertainty.

Many small-cap growth sectors declined over the past year. Information technology shares fared worst, led by software and semiconductor-equipment companies. Health care stocks, led by biotechnology shares, also slumped, but health care providers and service companies bucked the negative trend. On the plus side, in the consumer discretionary sector, companies that make furniture performed very well, and media stocks overcame earlier weakness and produced good returns. Financial stocks, namely banks and insurers, also fared well.

PERFORMANCE

For the year ended October 31, 2002, IDEX T. Rowe Price Small Cap returned (17.22)% as compared to its benchmark, the Russell 2000 Growth Index, which returned (11.57)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

The fund remained well diversified across approximately 300 names, and only a small number of our holdings exceeded 1% of fund assets. This broad diversification has helped us weather the vicious declines in various small-cap growth sectors over the past year and enabled us to have some exposure to areas that have held up well.

Media stocks in the consumer discretionary sector produced strong returns in the last twelve months. Among our best holdings in this area were Radio One, Inc., Westwood One, Inc., and Emmis Communications Corporation. Bank stocks in the financial sector also performed well; UCBH Holdings, Inc. and Commerce Bancorp, Inc. were two of our top contributors to fund performance.

Information technology stocks fared poorly throughout the last year, despite a significant rebound in October. Semiconductor and communications equipment companies topped the list of our worst performers. In contrast, Zebra Technologies Corporation and Inter-Tel, Incorporated produced strong gains and were among our largest contributors to performance.

Health care stocks were mostly lower, as mentioned earlier, and biotechnology companies Abgenix, Inc. and OSI Pharmaceuticals, Inc. detracted substantially from our results. But our positions in Patterson Dental Company, ICU Medical, Inc., and Accredo Health, Incorporated greatly added value over the last year, helping the fund's relative performance.

OUTLOOK

The performance of small-cap growth stocks has been disappointing this year, but in light of the market rebound that started in early October and the Fed's larger-than-expected interest rate reduction on November 6, we are optimistic that the worst is behind us. Valuations in some segments are still at very attractive levels, corporate earnings are improving, and measures to punish and prevent corporate malfeasance are being implemented, which should help boost investor confidence. Over time, we believe that the performance of small-cap growth stocks will improve as it becomes clear that economic and earnings recoveries are taking hold.


/S/ PAUL W. WOJCIK

Paul W. Wojcik
Fund Manager
T. Rowe Price Associates, Inc.


62   IDEX MUTUAL FUNDS
     ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

CAPITALIZATION

Capitalization, usually referred to as "cap", is the total market value of a company's outstanding shares. Small cap is typically less than $1.5 billion, mid cap is $1.5 - $10 billion and large cap is more than $10 billion.


          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                                    From          Inception
                                                    1 year       Inception           Date
                                                    ------       ---------        ---------
Class A (NAV)                                      (17.22)%        (5.85)%          3/1/99
Class A (POP)                                      (21.77)%        (7.29)%          3/1/99
Russell 2000(1)                                    (11.57)%          0.01%          3/1/99
                                                   -------         ------          -------
Class B (NAV)                                      (17.85)%        (6.50)%          3/1/99
Class B (POP)                                      (21.95)%        (7.02)%          3/1/99
                                                   -------         ------          -------
Class C (NAV)                                      (17.85)%       (10.70)%         11/1/99
                                                   -------         ------          -------
Class M (NAV)                                      (17.76)%        (6.40)%          3/1/99
Class M (POP)                                      (19.39)%        (6.66)%          3/1/99
                                                   -------         ------          -------


NOTES

1 The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risks and volatility so an investment in this fund may not be suitable for everyone.

Five Largest Holdings (% of Net Assets)            Top Five Industries (% of Net Assets)
---------------------------------------            -------------------------------------
  Corporate Executive Board                        Computer & Data Processing
   Company (The)                   1.1%              Services                        9.3%
  SCP Pool Corporation             1.1%            Pharmaceuticals                   9.2%
  Too, Inc.                        1.1%            Health Services                   5.2%
  Iron Mountain Incorporated       1.0%            Oil & Gas Extraction              5.2%
  Accredo Health, Incorporated     1.0%            Electronic Components &
                                                     Accessories                     4.8%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS  63
                                                          ANNUAL REPORT 2002

IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH
(FORMERLY IDEX T. ROWE PRICE DIVIDEND GROWTH)

OBJECTIVE/FOCUS

Long-term capital appreciation on an after-tax basis by investing primarily in large-cap stocks.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

Despite strong gains in October, large-cap growth stocks fell in the one-year period ended October 31, 2002, as the economy struggled and investors were concerned about the possibility of a military conflict with Iraq. Sluggish earnings growth and disgraceful behavior by some prominent corporate executives also undermined investor confidence. Most major sectors declined, but the consumer staples sector held up well.

PERFORMANCE

For the year ended October 31, 2002, IDEX T. Rowe Price Tax-Efficient Growth returned (15.20)%, as compared to its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") which returned (15.10)% for the same period. This period included several months of performance before the transition to our new tax-efficient mandate. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

The portfolio is well diversified across about 100 companies and structured much like other growth funds as measured by the Lipper Large-Cap Growth Fund Index, though the average market capitalization of our holdings is somewhat higher. As shown in the table above, the fund is more growth-oriented than the S&P 500, as reflected by its higher historical earnings growth rate, lower dividend yield, and higher price/earnings (P/E) ratio on anticipated earnings. The fund's projected earnings growth, dividend yield, and anticipated volatility are similar to those of the Lipper benchmarks, but its P/E ratio is slightly higher. This reflects our commitment to owning companies whose earnings growth has been historically strong and, in our opinion, can be sustained over time.

One of the most important measures for us is return on equity (ROE), and we look for companies with return on capital that is high and sustainable, and not excessively tied to the business cycle. As shown in the table, the ROE of your fund's holdings was notably higher than all of its benchmarks. This reflects our intention to maintain a portfolio of companies with strong profitability that should perform relatively well during favorable and unfavorable periods for both the economy and the stock market.

At the end of October, the fund emphasized the consumer discretionary, technology, health care, and financial sectors. Consumer staples and industrial and business services stocks represented lesser percentages. We generally avoid telecommunications, energy, and utility companies because they seldom offer good growth prospects and high, sustainable returns on equity.

The portfolio's structure and holdings are very different compared with one year ago. When the fund adopted its new mandate in March, we eliminated many of our holdings and replaced them with shares of large-cap growth companies that are market leaders within their niches and could be owned over the long term. We specifically sought companies with strong, sustainable market positions and high returns on capital because we believe their performance will be superior over the long term.

One of our primary objectives is to maintain greater tax efficiency than our competitors over time by avoiding capital gain distributions for as long as possible. (If we succeed, the fund's after-tax relative performance will be even better than pretax results would suggest.) Toward that end, we aggressively "harvest" losses by selling stocks that have dropped in value, realizing capital losses on behalf of our shareholders. Through the end of October, we have built up a loss carryforward of 6.8% of fund assets, which can be used to offset future gains and maintain a high level of tax-efficiency.

OUTLOOK

The stock market's rebound since early October and the Federal Reserve Board's larger-than-expected interest rate reduction on November 6, 2002, are encouraging developments. We believe that, in an environment of generally sluggish economic and corporate profit growth, equity investors will be likely to seek out companies with strong earnings growth. If this proves to be true, our focus on firms with strong profitability should give us an advantage.

Stock valuations by many measures are attractive, and investors who want long-term capital appreciation should consider this to be a good opportunity to purchase companies with the potential for sustainable earnings growth and profitability. We believe that such companies are the best investments for those with long time horizons, and we will continue to use intensive research to identify businesses with the best prospects while attempting to produce attractive long-term after-tax returns.


/S/ DONALD J. PETERS

Donald J. Peters


/S/ HUGH D. MCGUIRK

Hugh D. McGuirk
Co-Fund Managers
T. Rowe Price Associates, Inc.


64   IDEX MUTUAL FUNDS
     ANNUAL REPORT 2002

                                     [GRAPH]


This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

YIELD

The percentage rate of return attributed to dividends or interest earned on an investment.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                                    From         Inception
                                                    1 year         Inception       Date
                                                    ------         ---------     ---------
Class A (NAV)                                       (15.20)%        (5.25)%        3/1/99
Class A (POP)                                       (19.86)%        (6.70)%        3/1/99
S&P 500(1)                                          (15.10)%        (7.50)%        3/1/99
                                                    -------         ------         -------
Class B (NAV)                                       (15.84)%        (5.89)%        3/1/99
Class B (POP)                                       (20.05)%        (6.41)%        3/1/99
                                                    -------         ------         -------
Class C (NAV)                                       (15.84)%        (7.76)%       11/1/99
                                                    -------         ------         -------
Class M (NAV)                                       (15.71)%        (5.78)%        3/1/99
Class M (POP)                                       (17.39)%        (6.04)%        3/1/99
                                                    -------         ------         -------


NOTES

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)      TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------      -----------------------------------------
  Microsoft Corporation             4.0%        Pharmaceuticals                  15.6%
  Pfizer Inc.                       3.4%        Commercial Banks                  9.1%
  General Electric Company          3.0%        Electronic Components &
  Viacom, Inc. - Class B            3.0%          Accessories                     8.9%
  Citigroup Inc.                    2.8%        Business Services                 8.8%
                                                Computer & Data Processing
                                                 Services                         7.0%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS  65
                                                          ANNUAL REPORT 2002

IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND (FORMERLY IDEX AEGON INCOME PLUS)

   Credit Quality of Bonds
   (% of Net Assets) S&P
   ------------------------
    A                5.7%
    BBB             24.9%
    BB              26.1%
    B               27.8%
    All C's          3.6%
    D                0.6%
    NR               0.5%

   Credit Quality of Bonds
   (% of Net Assets) Moody's
   ------------------------
    A2                3.0%
    A3                5.2%
    B1                4.7%
    B2               12.6%
    B3                9.7%
    Ba1              10.5%
    Ba2               9.6%
    Ba3               6.2%
    Baa1              3.4%
    Baa2              9.9%
    Baa3              9.7%
    Ca                0.8%
    Caa1              3.6%
    NR                0.3%

OBJECTIVE/FOCUS

High current income while avoiding excessive risk by investing primarily in fixed-income.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

During April we began in earnest to restructure the fund to reflect our change to IDEX Transamerica Conservative High-Yield Bond. As is usually the case with transitions such as these, the regulatory approvals etc., that are needed, can potentially result in the transition being put into place during a less than opportune time in the marketplace.

In March and April the High Yield market was extremely overvalued, which made us reluctant to re-balance the portfolio too quickly. However, our research indicates that the overvaluation has dissipated. In fact, High Yield securities have become seriously under-valued, and we are now aggressively re-balancing the fund's assets to take advantage of this shift in market conditions.

PERFORMANCE

For the year ended October 31, 2002, IDEX Transamerica Conservative High-Yield Bond returned (8.48)% as compared to its benchmark, the Merrill Lynch High Yield Master Index, which returned (5.79)% for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

Performance within the high yield market was mixed with Wireless, Gaming, Energy-Independent, Railroads and Food/Beverage providing the best relative performance during the third quarter. The worst performing sectors included Textiles, Refining, Technology, Transportation-Airlines and Utilities. Under-performance in these sectors continues to be driven by concerns over liquidity, lack of earnings and cash flow growth, and accounting fraud.

We have been aggressive buyers of high yield during the months of August, September, and October. This brings our current HY percentage to 60%. We believe we should be at 65% very shortly.

OUTLOOK

Major market bottoms are always difficult to time exactly. However, there are times when you're "paid-to-play." Barring a Japanese type deflationary scenario, this appears to be one of those times. Market bottoms are characterized by four factors:

1. There must be severe loss and pain.

2. No one believes the market can ever come back and be the same as it once was.

3. Valuation is exceedingly cheap.

4. There is forced selling.

These four factors now dominate the investment grade corporate market. The pain has been all too obvious, most Wall Street corporate strategists are negative or indifferent, valuation of corporate bonds now imply a default rate of 4%, and many financial firms are being forced to sell due to ratings optics. The long-term risk reward for this sector is exceedingly in favor of reward.


/S/ DAVID R. HALFPAP

David R. Halfpap


/S/ BRADLEY J. BEMAN

Bradley J. Beman
Co-Fund Managers
AEGON USA Investment Management, LLC


66   IDEX MUTUAL FUNDS
     ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

INVESTMENT GRADE OR JUNK?

Investment grade securities are those with credit ratings of BBB/Baa or above as determined by Standard & Poor's and Moody's, respectively. Securities rated below this level are what the industry refers to as speculative or "junk bonds".


          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                                         From        Inception
                       1 year           5 year           10 year      Inception         Date
                       ------           ------           -------      ---------      ---------
Class A (NAV)          (8.48)%           1.37%           5.46%           7.96%        6/14/85
Class A (POP)         (12.82)%           0.39%           4.95%           7.66%        6/14/85
MLHYM(1)               (5.79)%           0.15%           5.86%           8.61%        6/14/85
                      ------             ----            ----            ----         -------
Class B (NAV)          (9.03)%           0.73%             --            3.36%        10/1/95
Class B (POP)         (13.58)%           0.54%             --            3.36%        10/1/95
                      ------             ----            ----            ----         -------
Class C (NAV)          (9.03)%             --              --            0.14%        11/1/99
                      ------             ----            ----            ----         -------
Class M (NAV)          (8.95)%           0.84%             --            3.80%        10/1/93
Class M (POP)         (10.76)%           0.64%             --            3.69%        10/1/93
                      ------             ----            ----            ----         -------

NOTES

1 The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)         TOP FIVE INDUSTRIES (% OF NET ASSETS)
------------------------------------------      ---------------------------------------
  Westar Energy, Inc. 05/01/2007      2.8%        Electric Services                9.4%
  ArvinMeritor, Inc. 03/15/2008       2.6%        Oil & Gas Extraction             8.8%
  People's Bank 12/01/2006            2.4%        Automotive                       7.5%
  Louisana Land and Exploration                   Savings Institutions             4.4%
   Company (The) 04/15/2013           2.2%        Business Credit Institutions     3.9%
  PDVSA Finance Ltd. 02/15/2004       2.1%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS  67
                                                          ANNUAL REPORT 2002

IDEX TRANSAMERICA CONVERTIBLE SECURITIES

   Credit Quality of Bonds
   (% of Net Assets) S&P
   ------------------------
    AAA              4.2%
    AA               2.5%
    A               10.7%
    BBB             17.7%
    BB               6.0%
    B               12.3%
    NA               6.5%

   Credit Quality of Bonds
   (% of Net Assets) Moody's
   -------------------------
      A1             6.3%
      A2             1.4%
      A3             1.9%
      Aa1            2.5%
      Aaa            1.6%
      B1             1.5%
      B2             1.7%
      B3             5.4%
      Ba1            1.9%
      Ba3            2.2%
      Baa1           7.2%
      Baa2           4.3%
      Baa3           5.2%
      Caa1           2.8%
      NA            14.0%

OBJECTIVE/FOCUS

Maximum total return through a combination of current income and capital appreciation through investment primarily in convertible securities.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

For equities, the eight months since the inception of the fund on March 1, 2002, were an extremely tumultuous period. The Standard and Poor's 500 Composite Stock Index lost (19.11)%. For convertibles, which are sensitive to the equity markets, the period was also negative, but less so. The bond-like qualities of convertibles - their guarantee of periodic income and pricing that adjusts with changing yields - mitigated the downward pressures to some extent. Between March and October, yields on corporate bonds first rose then declined rapidly. Since prices on corporate securities, including convertibles, move in the opposite direction of their yields, convertibles prices rose in the final months of the period.

PERFORMANCE

From inception March 1, 2002 through October 31, 2002, IDEX Transamerica Convertible Securities returned (5.42)%, as compared to its benchmark, the Merrill Lynch All U.S. Convertibles Index, which returned (10.16)% for the same period. We attribute the above-average results to our defensive approach to the convertibles market during this period of instability. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

As the fund opened for business, we had already concluded that investment returns would be asymmetrical this year; the opportunity for gain would be limited, while the potential for loss would be substantial. Confronted with corporate fraud, bankruptcies and inconclusive economic data, equity investors were more than just cautious - they became increasingly unforgiving, punishing a company's securities at the first sign of trouble or earnings weakness. And their skepticism essentially put a lid on price gains, even for companies that were trouble free.

In light of this, we decided to limit the downside risk to investors. Buying primarily higher-quality convertible securities, we avoided any company with accounting or management issues. Our tolerance for these "red flags" was nil, whereas in a more friendly market environment we might have invested selectively in lower-quality companies.

From the standpoint of total return, it was a good move. None of our holdings suffered extraordinary losses, and a sizable percentage remained in positive territory. Among them was defense contractor Northrop Grumman Corporation, whose shares were buoyed by the continued outlook for increased defense spending in the United States.

Another contributor was Affiliated Computer Services, Inc. ("Affiliated"), a business process outsourcing provider. Affiliated is a good example of our ideal candidate for investment. The company stands to benefit from change - in this case, the trend among businesses, especially small to medium-sized companies, to outsource costly functions that are not key to earning a profit (e.g., payroll and employee benefits). The business generates free cash flow, and the management team has reinvested that cash to build the business, wresting market share from Affiliated's competitors.

The one drawback to our risk-averse stance was the impact on the fund's yield. Higher-quality securities generally have lower coupons than lesser-quality issues, so the fund's current yield declined over the period as we added more high-rated securities.

OUTLOOK

At this juncture, we believe that the much-anticipated economic recovery is not likely to materialize until mid-2003. In the interim, a falloff in consumer spending could actually produce worse, not better, economic data for the final months of 2002. If we are correct, the equity markets will likely remain depressed and convertible securities should continue to outperform stocks for several more calendar quarters. For convertibles, 2003 should be a moderately positive year.


/S/ KIRK J. KIM

KIRK J. KIM



/S/ GARY U. ROLLE

GARY U. ROLLE
Co-Fund Managers
Transamerica Investment Management, LLC


68   IDEX MUTUAL FUNDS
     ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

CONVERTIBLE SECURITY

A bond or preferred stock that is exchangeable at the option of the holder for common stock of the issuing corporation.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                                    From         Inception
                                                                  Inception         Date
                                                                  ---------      ---------
Class A (NAV)                                                       (5.42)%        3/1/02
Class A (POP)                                                       (9.91)%        3/1/02
MLUSConv.(1)                                                       (10.16)%        3/1/02
                                                                   ------          ------
Class B (NAV)                                                       (5.68)%        3/1/02
Class B (POP)                                                      (10.40)%        3/1/02
                                                                   ------          ------
Class C (NAV)                                                       (5.68)%        3/1/02
                                                                   ------          ------
Class M (NAV)                                                       (5.64)%        3/1/02
Class M (POP)                                                       (7.52)%        3/1/02
                                                                   ------          ------

NOTES

1 The Merrill Lynch All U.S. Convertibles (MLUSConv.) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
  Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323
  - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)        TOP FIVE INDUSTRIES (% OF NET ASSETS)
-----------------------------------------      -----------------------------------------
  Xerox Corporation 04/21/2018       3.5%        Insurance                         14.8%
  Echostar Communications                        Pharmaceuticals                    8.9%
   Corporation 01/01/2007            2.8%        Health Services                    6.5%
  Northrop Grumman Corporation       2.6%        Oil & Gas Extraction               6.0%
  Allergan, Inc. 11/01/2020          2.5%        Computer &Office Equipment         5.1%
  Washington Mutual, Inc. - Units    2.5%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS  69
                                                          ANNUAL REPORT 2002

IDEX TRANSAMERICA EQUITY

OBJECTIVE/FOCUS

Long-term growth by investing in domestic common stocks of companies which are considered to be under-valued in the stock market.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

The large-cap equity market continued to pay for the excesses of the late 1990s. When large amounts of capital flow into an industry, competition heats up, prices plummet and corporate earnings come under pressure. This is what happened to many larger businesses before 2000, especially technology and telecommunications companies. Since then, the large-company universe has begun correcting the imbalances. Many corporations focused this year on reducing debt levels and capital expenditures and selling assets that cannot generate solid returns on capital in the near term.

At the same time, businesses struggled against a weak economy that reduced demand. And they contended with widely publicized bankruptcies and corporate fraud that heightened investors' concerns about whether corporate America could generate earnings growth. Investor sentiment turned increasingly negative.

PERFORMANCE

For the year ended October 31, 2002, IDEX Transamerica Equity returned (13.50)%, as compared to its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (15.10)% for the same period. Roughly one-third of our holdings posted gains, but these were not sufficient to outweigh small losses for most of the remaining stocks and sizable downturns for several others. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

Boosting results were holdings from a variety of sectors, including Moody's Corporation ("Moody's"), and First Data Corporation (diversified financial), Expeditors International of Washington, Inc. and United Parcel Service, Inc. (transportation), and MBNA Corporation (banking). As varied as the businesses of these companies are, they share at least three key attributes.

First, their business models hold up well in a deflationary environment. Either they are businesses that become relatively more attractive to consumers in a poor economy, or they have strong pricing power. Moody's, the fund's top performer during the period, is a good example of the latter. As one of only two major U.S. agencies with federal government approval to provide credit ratings on bonds, Moody's benefited from restricted competition and a surge in both domestic and worldwide demand for its services.

Second, these companies generate free cash flow, which allows them to repurchase stock and/or finance growth with cash instead of debt. Finally, their industries did not attract massive amounts of capital in the `90s, so they are not plagued by overcapacity.

The largest disappointments in the portfolio were VeriSign, Inc. ("VeriSign") (computer and data processing services), Safeway Inc. ("Safeway") and Rite Aid Corporation ("Rite Aid") (both food and drug stores). VeriSign mismanaged its basic Web site registration business, allowing competitors to make inroads. Meanwhile, corporate demand for a major product, public key infrastructure, fell. Earnings deteriorated substantially, management showed poor judgment, and we eliminated the position. Rite Aid and Safeway suffered from mispricing their products. Safeway kept prices high at a time when consumers were looking for bargains. And Rite Aid was forced by a surfeit of inventory to drop prices dramatically, squeezing its profit margins.

OUTLOOK

Corporate America is on its way to putting the "balance" back in balance sheets. Ultimately, this bodes well for the stock market and economy; as the liability side of balance sheets improves, investors will view stocks as less risky, and companies will increase spending on new plant and equipment. In contrast, consumers may tighten the purse strings. Having used the equity in their homes to buy larger homes and autos, they will likely focus more on paying off loans than purchasing new goods and services. Thus, despite the new corporate capital discipline, we anticipate slow economic progress at best and will continue to look for companies that can thrive in an anemic environment.


/S/ JEFFREY S. VAN HARTE

JEFFREY S. VAN HARTE


/S/ GARY U. ROLLE

GARY U. ROLLE
Co-Fund Managers
Transamerica Investment Management, LLC



70   IDEX MUTUAL FUNDS
     ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

AUTOMATIC INVESTMENT PLAN

With the Automatic Investment Plan, money is regularly invested into a shareholder's fund account electronically from their bank account, taking advantage of dollar cost averaging.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                                    From         Inception
                                                    1 year        Inception         Date
                                                    ------        ---------      ---------
Class A (NAV)                                       (13.50)%       (19.94)%        3/1/00
Class A (POP)                                       (18.25)%       (21.62)%        3/1/00
S&P 500(1)                                          (15.10)%       (13.83)%        3/1/00
                                                    ------         ------          ------
Class B (NAV)                                       (14.22)%       (20.59)%        3/1/00
Class B (POP)                                       (18.50)%       (21.49)%        3/1/00
                                                    ------         ------          ------
Class C (NAV)                                       (14.22)%       (20.59)%        3/1/00
                                                    ------         ------          ------
Class M (NAV)                                       (14.08)%       (20.48)%        3/1/00
Class M (POP)                                       (15.79)%       (20.78)%        3/1/00
                                                    ------         ------          ------

NOTES

1 The Standard & Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 -
         http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)            TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------------      ---------------------------------------------
  First Data Corporation                  7.1%        Business Services                    17.7%
  Microsoft Corporation                   4.9%        Communication                        10.8%
  Moody's Corporation                     4.8%        Commercial Banks                     10.1%
  Expeditors International of                         Transportation & Public Utilities     7.9%
   Washington, Inc.                       4.3%        Computer & Data Processing
  United Parcel Service, Inc. - Class B   4.1%          Services                            4.9%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.



                                                           IDEX MUTUAL FUNDS  71
                                                          ANNUAL REPORT 2002

IDEX TRANSAMERICA GROWTH OPPORTUNITIES
(FORMERLY IDEX TRANSAMERICA SMALL COMPANY)

OBJECTIVE/FOCUS

Long-term growth by investing principally in equity securities such as common and preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small companies.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

U.S. equity markets were pummeled by corporate scandals. Several high-profile larger companies declared bankruptcy or disclosed that earnings had been inflated through aggressive accounting measures or fraud. As a result, investor sentiment, already tenuous after September 11th, turned decidedly negative. Also giving investors pause were the indolent economy and record debt levels, a combination that suggests reduced spending and slow economic growth as businesses and individuals pay down their loans in coming years.

Although the corporate governance issues involved primarily larger companies, the persistent pressure on stocks was more bruising to smaller companies, which are considered more vulnerable to any uncertainty.

PERFORMANCE

For the year ended October 31, 2002, IDEX Transamerica Growth Opportunities returned 0.05%, as compared to its benchmark, the Russell 2000 Index, which returned (11.57)% for the same period. We attribute the index-beating results to our strategy, which emphasizes high-quality earnings backed up by visible cash flows, and businesses that can grow in any economic environment. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

As always, our portfolio was a mix of "secular growers," well-run companies with strong niches in industries expanding due to economic, consumer or demographic trends. The portfolio's diversity can be seen in the top contributors to performance, Expedia, Inc. ("Expedia") and Moody's Corporation ("Moody's"), as well as major detractors BARRA, Inc. ("BARRA") and DeVRY Inc. ("DeVRY").

Expedia, the travel booking Web site, was formed in 1999. Early on, analysis of Expedia's cash flow statement indicated a "virtual" business with advantages of scale and secular trends in its favor. The more hotels and airlines it adds to its network, the more powerful it becomes. Yet there is no commensurate rise in inventory, warehouses and other capital costs. What's more, earnings are consistently strong, thanks to the rapid growth of direct travel booking via the Internet. Already, Expedia is one of three dominant competitors in this nascent industry and won't be easily threatened by new competition; it would take a considerable investment to replicate the company's network and relationships.

Moody's, in contrast, was founded in 1900. Yet, it too benefits from high barriers to competition and a powerful secular change. One of only two major U.S. credit-rating agencies, it is shielded by the fact that any new competitor would need a nod from the federal government. Demand for its service is growing worldwide, especially in Europe, where businesses increasingly shun banks in favor of more efficient capital sources.

On the other end of the performance scale were BARRA, a provider of data and ratings of asset managers, and DeVRY, which trains technology technicians. Each is suffering from a cyclical business downturn. We believe the setbacks are temporary; the need for qualified investment advice and for IT technicians continues to grow. Both companies have little debt and substantial cash on hand, giving them the wherewithal to survive the present economic malaise. We have a high degree of confidence in their management teams and have used the recent price weakness to buy additional shares at attractive prices.

OUTLOOK

We expect a period of slow economic regeneration as businesses and individuals rein in spending and use cash to reduce debt. In the long run, that will create healthier balance sheets for companies and consumers. In the interim, it should move the market in our direction. The corporate governance and earnings-quality issues have left a mark on investors, who will continue to pay a premium for companies that can produce easily understood earnings and can finance growth without significantly increasing their debt levels.


/S/ CHRISTOPHER J. BONAVICO

CHRISTOPHER J. BONAVICO


/S/ KENNETH F. BROAD

KENNETH F. BROAD
Co-Fund Managers
Transamerica Investment Management, LLC



72   IDEX MUTUAL FUNDS
     ANNUAL REPORT 2002

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

COST BASIS

The "cost basis" of mutual fund shares is generally the amount paid for them, including all reinvested distributions. Whenever shares are sold from a taxable account, the cost basis is deducted from proceeds to determine the realized gain or loss, which must be reported on your income tax return.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                                    From         Inception
                                                     1 year       Inception         Date
                                                     ------       ---------      ---------
Class A (NAV)                                          0.05%       (23.96)%        3/1/00
Class A (POP)                                        (5.46)%       (25.55)%        3/1/00
Russell 2000(1)                                     (11.57)%       (13.92)%        3/1/00
                                                     -----         ------          ------
Class B (NAV)                                        (0.70)%       (24.61)%        3/1/00
Class B (POP)                                        (5.67)%       (25.47)%        3/1/00
                                                     -----         ------          ------
Class C (NAV)                                        (0.70)%       (24.61)%        3/1/00
                                                     -----         ------          ------
Class M (NAV)                                        (0.52)%       (24.49)%        3/1/00
Class M (POP)                                        (2.50)%       (24.78)%        3/1/00
                                                     -----         ------          ------

NOTES

(1) The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risks and volatility so an investment in this fund may not be suitable for everyone.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)        TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------        ---------------------------------------------
  Expedia, Inc. - Class A            6.4%        Transportation & Public Utilities     17.1%
  Expeditors International of                    Computer & Data Processing
   Washington, Inc.                  5.8%          Services                             9.4%
  BARRA, Inc.                        5.8%        Business Services                      8.4%
  Robert Half International Inc.     5.3%        Security & Commodity Brokers           8.2%
  Techne Corporation                 4.9%        Electronic Components &
                                                   Accessories                          6.1%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.



                                                           IDEX MUTUAL FUNDS  73
                                                          ANNUAL REPORT 2002

IDEX TRANSAMERICA MONEY MARKET

OBJECTIVE/FOCUS

Maximum current income from money market securities consistent with liquidity and preservation of principal.

MARKET ENVIRONMENT

With inflation under control, a very accommodative Federal Reserve Board ("Fed") cut short-term interest rate twice in late 2001, in an effort to stave off recession after the September 11th terrorist attacks. The moves reduced short-term rates to the lowest levels since 1961 but could not prevent at least one quarter of economic contraction in the United States. Subsequently, the Fed assumed a wait-and-see attitude in early 2002 and officially moved to a neutral bias in April, based on early signs that the economy might pick up speed. Since then, the economy has remained tenuous; there were as many indications of further weakness as there were data pointing toward renewed growth.

Against this backdrop, yields on short-term securities declined and remained at low levels.

STRATEGY REVIEW

The fund's first priority is to ensure safety and liquidity for it shareholders. With that objective in mind, we constructed a portfolio of high-quality securities: government, agency and, primarily, highly rated corporate securities known as commercial paper.

As the period wound to a close, we were working to increase the fund's average maturity, in anticipation of additional interest-rate reductions. Lower rates would mean lower yields for shorter-term securities.

OUTLOOK

It appears that the economy may once again have stalled. Inflation, once a recurring theme for the economy, has been replaced with the possibility of deflation, or falling prices. Whatever the direction of the economy, we will continue to pursue a competitive yield, but always within the constraints of protecting investors' principal.


/S/ EDWARD S. HAN

EDWARD S. HAN


/S/ HEIDI HU

HEIDI HU
Co-Fund Managers
Transamerica Investment Management, LLC



74   IDEX MUTUAL FUNDS
     ANNUAL REPORT 2002

                         MATURITY COMPOSITION 10/31/02
                           (ALL AMOUNTS IN THOUSANDS)


                                    [GRAPH]


MONEY MARKET

Market for short-term debt securities, such as banker's acceptances, commercial paper, repurchase agreements, negotiable certificates of deposit, and Treasury Bills with a maturity of one year or less and often 30 days or less.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                    Class A     Class B     Class C    Class M
                                    -------     -------     -------    -------
From Inception (NAV)(1)              0.56%       0.28%       0.28%      0.30%
                                     ----        ----        ----       ----
From Inception (POP)(1)                --       (4.72)%        --      (1.70)%
                                     ----        ----        ----       ----
7-Day Yield                          0.78%       0.38%       0.38%      0.41%
                                     ----        ----        ----       ----

NOTES

1 The inception date for IDEX Transamerica Money Market (Class A, B, C and M) was March 1, 2002.

The 7-day yield more closely reflects the current earnings of the fund than the total return.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in IDEX Transamerica Money Market is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the net asset value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class A and C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Periods less than 1 year represent total return and are not annualized.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)        TOP FIVE INDUSTRIES (% OF NET ASSETS)
-----------------------------------------      ----------------------------------------
  USAA Capital Corporation                       Commercial Banks                 15.4%
   11/14/2002                        2.5%        Asset-Backed                     14.1%
  Unilever Capital Corporation -                 Security & Commodity Brokers      8.6%
   144A 11/15/2002                   2.5%        Personal Credit Institutions      7.3%
  International Business Machines                Chemicals & Allied Products       6.9%
   Corporation 11/08/2002            2.1%
  Toyota Motor Credit Corporation -
   144A 12/06/2002                   2.0%
  Toronto Dominion Holdings
   (USA), Inc. 12/18/2002            2.0%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.



                                                           IDEX MUTUAL FUNDS  75
                                                          ANNUAL REPORT 2002

                        IDEX TRANSAMERICA VALUE BALANCED

    Credit Quality of Bonds
    (% of Net Assets) S&P
    -----------------------
     AAA             18.8%
     AA               1.2%
     A                6.0%
     BBB             10.3%
     BB               0.9%
     NA               0.4%


    Credit Quality of Bonds
    (% of Net Assets) Moody's
    -------------------------
     A1                 1.4%
     A2                 2.8%
     A3                 3.4%
     Aa1                0.4%
     Aa3                1.4%
     Aaa               18.8%
     Ba1                1.8%
     Baa1               3.3%
     Baa2               0.8%
     Baa3               3.5%

OBJECTIVE/FOCUS

Preservation of capital and competitive investment returns by enhancing value during strong markets through increased weighting in stocks and preserve capital during weak/volatile markets primarily through increased weighting in U.S. Treasuries.

INVESTMENT FOCUS

                                    [CHART]

MARKET ENVIRONMENT

The past year was the most difficult in several decades for U.S. equity markets; the Russell 1000 Value Index ("Russell 1000 Value") retreated 10.2%. Driving the downturn was a classic case of too much supply chasing too little demand. Free-flowing capital in the 1990s led to overcapacity in many industries. Since then, the stock market has moved into bear territory, depleting investors' retirement savings, and the economy has been persistently sluggish. Worried consumers curtailed their spending in favor of boosting savings levels. The result: in a variety of industries, excess capacity and competition collided with flat or falling demand this year, making it difficult for companies to maintain prices and earnings levels.

Also restraining earnings growth was a new attitude toward accounting practices. For some years now, aggressive accounting methods have been utilized to create ever-higher earnings. Following several high-profile accounting scandals and bankruptcies in 2002, that trend came to an end. Companies embraced more conservative methods of stating profits, and earnings reported to the public declined in several industries.

With the equity markets in disarray, investors transferred assets to the fixed-income markets, contributing to a 5.91% 12-month gain for the Lehman Brothers Intermediate U.S. Government Credit Index.

PERFORMANCE

For the year ended October 31, 2002, IDEX Transamerica Value Balanced returned (13.20)%, as compared to its benchmarks, the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S. Government/Credit Index, which returned (10.02)% and 5.91%, respectively, for the same period. Please refer to the Performance Table on the next page for more information.

STRATEGY REVIEW

More precisely, the fund's disappointing results can be attributed to our investments in WorldCom, Inc. ("WorldCom") and AT&T Wireless Services, Inc. ("AT&T"). It is clear in hindsight that we underestimated the price competition and overcapacity in the telecommunications industry. In the case of AT&T, we had thought that data transmission services would be a growth engine for the business, but demand (and therefore revenue) did not evolve as we anticipated. As for WorldCom, we mis-stepped by adding to our position after the stock dropped precipitously. Shortly after our additional purchases, WorldCom announced fraudulent accounting practices and since declared bankruptcy.

Although two-thirds of the fund's holdings suffered losses this past year, the downside was somewhat less then the market's general malaise. Thirty percent of our stocks actually remained in positive territory. The gainers included Washington Mutual, Inc., Jefferies Group, Inc. and a half-dozen other banks and financial entities, as well as package-delivery company FedEx Corporation and KeySpan Corporation ("KeySpan"), a Northeastern utilities company. We had selected each for its solid business model, healthy financial status and a unique competitive position in an industry that holds up well during economic downturns.

For instance, KeySpan is a traditional energy company; unlike Enron Corp., Calpine Corporation and others, it earns income by supplying energy to customers, not trading it with competitors. The company pays a consistently high dividend yield, has positive cash flow and enjoys a defensible market position. Also, it owns natural gas manufacturing facilities in Texas, providing an additional source of revenue. The stock was undervalued at the time of purchase. Rising prices for natural gas have since boosted the share price and reduced the dividend yield. We are taking our profits and looking for new opportunities to invest for capital appreciation.

OUTLOOK

It will take some additional time to remove the excess capacity from the economy, through asset sales, bankruptcies and shutdowns. In the interim, falling prices (i.e., deflation) are possible, so we are not overly optimistic about earnings growth. Investment opportunities will likely be limited to industries that can maintain their pricing power in a slack economy, such as financial services and pharmaceuticals. We will remain patient (holding some cash) and we will continue to look for individual opportunities in these and other deflation-resistant areas.

/S/ JOHN RIAZZI

JOHN RIAZZI


/S/ GARY U. ROLLE

GARY U. ROLLE
Co-Fund Managers
Transamerica Investment Management, LLC



76   IDEX MUTUAL FUNDS
     ANNUAL REPORT 2002

                                    [GRAPH]

This graph compares the 10/31/02 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

SYSTEMATIC WITHDRAWAL PLAN

With this option, funds are withdrawn from a shareholder's fund account and sent electronically to his/her bank on a pre-designated schedule.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/02

                                                                       From      Inception
                                            1 year       5 year      Inception      Date
                                            ------       ------      ---------   ----------
Class A (NAV)                               (13.20)%      (0.46)%       3.99%     10/1/95
Class A (POP)                               (17.97)%      (1.58)%       3.17%     10/1/95
LBIGC(1)                                      5.91%        7.26%        7.16%     10/1/95
Russell 1000(1)                             (10.02)%       2.29%        8.87%     10/1/95
                                            ------        -----         ----      -------
Class B (NAV)                               (13.72)%      (1.08)%       3.34%     10/1/95
Class B (POP)                               (18.03)%      (1.28)%       3.34%     10/1/95
                                            ------        -----         ----      -------
Class C (NAV)                               (13.72)%         --        (2.41)%    11/1/99
                                            ------        -----         ----      -------
Class M (NAV)                               (13.64)%      (0.98)%       3.44%     10/1/95
Class M (POP)                               (15.36)%      (1.18)%       3.30%     10/1/95
                                            ------        -----         ----      -------

Notes

(1) The Russell 1000 Value (Russell 1000) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)         TOP FIVE INDUSTRIES (% OF NET ASSETS)
---------------------------------------         -----------------------------------------
  U.S. Treasury Note 11/15/2006       10.3%        U.S. Government Obligations      18.8%
  Washington Mutual, Inc.              5.5%        Commercial Banks                 10.0%
  FleetBoston Financial Corporation    4.7%        Telecommunications                8.6%
  U.S. Treasury Bond 03/31/2004        4.3%        Pharmaceuticals                   8.1%
  Sprint Corporation (FON Group)       3.8%        Savings Institutions              6.4%

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


                                                           IDEX MUTUAL FUNDS  77
                                                          ANNUAL REPORT 2002

PREFACE TO THE SCHEDULES OF INVESTMENTS

This schedule provides a complete listing of each fund's holdings at period end.

For all funds except IDEX American Century International, IDEX Janus Global, IDEX Great Companies-Global(2), IDEX Gabelli Global Growth, and IDEX Federated Tax Exempt, positions are grouped together first by asset type, then by basic industry. Within an industry, securities are listed alphabetically.

IDEX American Century International, IDEX Great Companies-Global(2), IDEX Gabelli Global Growth, and IDEX Janus Global positions are grouped first according to country, then by asset type and finally, the securities are listed alphabetically.

IDEX Federated Tax Exempt invests in municipal securities, which are more meaningfully categorized by state. Within each state, securities are listed alphabetically. For purposes of simplicity, sectors and industries are not included as grouping levels for these funds.

Please refer to the graphics presented on these two pages for more detailed explanations.

VALUE - The market value on the last day of the period

SHARES/PRINCIPAL - The quantity of the position held

ASSET TYPE - Common Stocks, Convertible's, Bonds and Short-Term

INDUSTRY - The primary industry of the listed security

INVESTMENTS - The legal description of the position


This section lists all open Forward Foreign Currency Contracts ("FEC's"). FEC's are often opened to hedge currency exposure involved with the purchase or sale of a non-U.S. dollar denominated security. Purchases and sales of non-U.S. securities are generally denominated and settled in the currency of their country of issue.

In addition to offsetting purchases and sales, FEC's can be entered into to hedge another country's currency. Refer to the fund's prospectus for specifics.



78   IDEX MUTUAL FUNDS
     ANNUAL REPORT 2002

                                    [CHART]

                                    [CHART]

* REVENUE BOND - issues backed by the ability of the issuer to earn income from a particular project.

* GENERAL OBLIGATION BOND - issues backed by the full faith, credit and taxing power of the issuer.


                                                           IDEX MUTUAL FUNDS  79
                                                          ANNUAL REPORT 2002

                                       80
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX AGGRESSIVE ASSET ALLOCATION

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (96.1%) (A)

Aggressive (48.9%)
  IDEX Great Companies - America(SM) (b)                         285,356   $    2,182,970
  IDEX Isabelle Small Cap Value (b)                              457,310        4,156,945
  IDEX T. Rowe Price Health Sciences (b)                          94,677          783,922
  IDEX T. Rowe Price Tax-Efficient Growth                        259,059        2,095,787
  IDEX Transamerica Equity (b)                                   764,641        4,220,819
  IDEX Transamerica Growth Opportunities (b)                     371,779        1,788,258

Conservative (29.8%)
  IDEX Janus Growth & Income (b)                                 211,482        1,535,360
  IDEX Jennison Equity Opportunity (b)                            94,440          649,747
  IDEX Salomon Investors Value                                   696,422        7,110,472

International (17.4%)
  IDEX American Century International (b)                        341,235        2,388,646
  IDEX Gabelli Global Growth (b)                                 315,610        1,786,352
  IDEX Great Companies - Global(2) (b)                           212,307        1,244,118
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $32,901,938)                                         29,943,396
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $32,901,938)                            $   29,943,396
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.1%   $   29,943,396
  Other assets in excess of liabilities                             3.9%        1,227,308
                                                           -------------   --------------
  Net assets                                                      100.0%   $   31,170,704
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) The fund invests its assets in Class A shares of underlying IDEX Mutual Funds. These underlying funds are considered affiliates of the fund.

(b)         No dividends were paid during the preceding twelve months.

                                       81
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX ALGER AGGRESSIVE GROWTH

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (92.1%)

Amusement & Recreation Services (1.7%)
  Mandalay Resort Group (a)                                       28,600   $      809,094
  MGM MIRAGE (a) (b)                                              41,700        1,296,870

Apparel & Accessory Stores (3.3%)
  Abercrombie & Fitch Co. - Class A (a)                          108,800        1,938,816
  Limited, Inc. (The)                                            129,300        2,026,131

Apparel Products (0.6%)
  Jones Apparel Group, Inc. (a)                                   20,000          692,800

Beverages (0.9%)
  Constellation Brands, Inc. (a)                                  40,910        1,036,250

Business Services (4.3%)
  BISYS Group, Inc. (The) (a)                                     23,500          420,650
  eBay Inc. (a)                                                   39,625        2,506,678
  First Data Corporation                                          43,700        1,526,878
  Hotels.com - Class A (a)(b)                                     11,300          704,555

Commercial Banks (4.5%)
  Citigroup Inc.                                                  34,400        1,271,080
  Concord EFS, Inc. (a)                                          141,100        2,014,908
  Fifth Third Bancorp                                             32,900        2,089,150

Communication (0.8%)
  Viacom, Inc. - Class B (a)                                      21,600          963,576

Computer & Data Processing Services (9.9%)
  Affiliated Computer Services, Inc. - Class A (a) (b)            78,470        3,613,544
  Intuit Inc. (a)                                                 45,800        2,377,936
  Microsoft Corporation (a)                                       77,450        4,141,251
  Take-Two Interactive Software, Inc. (a) (b)                     74,500        1,920,610

Construction (1.1%)
  D.R. Horton, Inc.                                               65,850        1,268,930

Drug Stores & Proprietary Stores (0.9%)
  Walgreen Co.                                                    32,700        1,103,625

Educational Services (2.8%)
  Apollo Group, Inc. - Class A (a) (b)                            27,400        1,137,100
  Career Education Corporation (a)                                55,900        2,242,149

Electronic Components & Accessories (2.5%)
  Intersil Corporation - Class A (a)                              42,200          716,978
  Marvell Technology Group Ltd. (a) (b)                           56,800          920,728
  Maxim Integrated Products                                       42,500        1,353,200

Fabricated Metal Products (1.1%)
  Alliant Techsystems Inc. (a)                                    22,500        1,353,375

Furniture & Home Furnishings Stores (1.8%)
  Bed Bath & Beyond Inc. (a)                                      42,300        1,499,958
  Pier 1 Imports, Inc.                                            38,900          733,265

Health Services (3.7%)
  HCA Inc.                                                        56,000        2,435,440
  Tenet Healthcare Corporation (a)                                71,300        2,049,875

Industrial Machinery & Equipment (0.4%)
  Cooper Cameron Corporation (a)                                   9,930          462,937

Insurance (5.7%)
  AFLAC Incorporated                                              40,000        1,217,600
  Anthem, Inc. (a)                                                53,200        3,351,600
  WellPoint Health Networks Inc. (a)                              32,300        2,429,283

Insurance Agents, Brokers & Service (1.3%)
  Willis Group Holdings Limited (a)                               53,100        1,624,860

Lumber & Other Building Materials (1.0%)
  Lowe's Companies, Inc.                                          30,200        1,260,246

Manufacturing Industries (1.5%)
  International Game Technology (a)                                8,500          639,285
  Mattel, Inc.                                                    60,900        1,118,124

Medical Instruments & Supplies (5.4%)
  Boston Scientific Corporation (a)                               68,000        2,558,840
  St. Jude Medical, Inc. (a)                                      44,180        1,573,250
  Varian Medical Systems, Inc. (a)                                12,900          622,038
  Zimmer Holdings, Inc. (a)                                       41,500        1,710,630

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Mortgage Bankers & Brokers (1.3%)
  GreenPoint Financial Corp.                                      36,000   $    1,568,520

Oil & Gas Extraction (0.5%)
  BJ Services Company (a)                                         10,000          303,300
  Nabors Industries Ltd. (a)                                       8,850          309,485

Personal Credit Institutions (2.4%)
  SLM Corporation                                                 27,800        2,856,172

Pharmaceuticals (20.2%)
  Alcon, Inc. (a)                                                 39,100        1,603,882
  Allergan, Inc.                                                  12,300          669,735
  AmerisourceBergen Corporation (b)                               47,200        3,358,280
  Forest Laboratories, Inc. (a)                                   22,700        2,224,373
  Gilead Sciences, Inc. (a)                                      105,040        3,649,089
  IDEC Pharmaceuticals Corporation (a) (b)                        87,550        4,029,050
  Johnson & Johnson                                               43,000        2,526,250
  Pfizer Inc.                                                    114,600        3,640,842
  Teva Pharmaceutical Industries Ltd. - ADR                       18,900        1,463,427
  Wyeth                                                           38,900        1,303,150

Printing & Publishing (2.6%)
  Gannett Co., Inc.                                               11,800          895,974
  New York Times Company (The) - Class A                          16,610          804,090
  Tribune Company                                                 29,400        1,412,670

Restaurants (2.7%)
  Brinker International, Inc. (a)                                 74,200        2,106,538
  Wendy's International, Inc. (b)                                 37,100        1,175,328

Retail Trade (1.9%)
  Michaels Stores, Inc. (a)                                       28,800        1,294,848
  PETsMART, Inc. (a)                                              49,800          951,678

Rubber & Misc. Plastic Products (1.2%)
  NIKE, Inc. - Class B (b)                                        31,100        1,467,609

Transportation & Public Utilities (0.6%)
  Expedia, Inc. - Class A (a) (b)                                 10,400          703,664

Variety Stores (3.5%)
  Dollar Tree Stores, Inc. (a)                                    89,700        2,358,213
  Wal-Mart Stores, Inc.                                           34,100        1,826,055
                                                                           --------------

TOTAL COMMON STOCKS (COST: $115,380,838)                                      111,236,315
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (2.5%)
  Federal Home Loan Bank
    1.66%, due 11/04/2002                                  $   3,000,000   $    2,999,585
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $2,999,585)
                                                                                2,999,585
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $118,380,423)                           $  114,235,900
                                                                           ==============

SUMMARY:
  Investments, at market value                                     94.6%   $  114,235,900
  Other assets in excess of liabilities                             5.4%        6,533,495
                                                           -------------   --------------
  Net assets                                                      100.0%   $  120,769,395
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $15,981,167. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR         American Depositary Receipt

                                       82
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INCOME & GROWTH

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.3%)

Automotive (0.2%)
  Ford Motor Company Capital Trust II                              1,092   $       40,076

Electric Services (0.1%)
  DTE Energy Company                                               1,398           38,683
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $98,064)                                 78,759
                                                                           --------------

PREFERRED STOCKS (0.1%)

Automotive (0.1%)
  General Motors Corporation                                       1,600           33,360
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $43,832)                                             33,360
                                                                           --------------

COMMON STOCKS (98.7%)

Aerospace (1.1%)
  Boeing Company (The)                                             1,562           46,470
  Northrop Grumman Corporation (b)                                   550           56,722
  United Technologies Corporation                                  3,308          204,004

Air Transportation (0.4%)
  Delta Air Lines, Inc.                                              867            8,739
  FedEx Corporation                                                1,007           53,562
  Southwest Airlines Co.                                           3,115           45,479

Amusement & Recreation Services (0.4%)
  Disney (Walt) Company (The)                                      7,028          117,368

Apparel & Accessory Stores (0.2%)
  Limited, Inc. (The)                                              3,229           50,598

Apparel Products (0.2%)
  V.F. Corporation                                                 1,947           71,689

Auto Repair, Services & Parking (0.3%)
  Ryder System, Inc.                                               4,369          100,269

Automotive (0.8%)
  ArvinMeritor, Inc.                                               4,359           66,039
  Ford Motor Company (b)                                           4,103           34,711
  General Motors Corporation (b)                                     877           29,160
  Honeywell International Inc.                                     1,378           32,989
  Magna International Inc. - Class A                               1,347           72,805

Beverages (1.1%)
  Coca-Cola Enterprises Inc.                                       1,490           35,522
  Coors (Adolph) Company (b)                                         918           62,865
  PepsiCo, Inc.                                                    4,820          212,562

Business Services (1.4%)
  CheckFree Holdings Corporation (a)                                 991           16,133
  Clear Channel Communications, Inc. (a)                           1,721           63,763
  First Data Corporation                                           1,939           67,749
  Omnicom Group, Inc.                                                357           20,574
  Overture Services, Inc. (a) (b)                                  1,290           35,514
  Pittston Brink's Group                                             636           13,464
  Rent-A-Center, Inc. (a)                                          1,210           53,664
  Viad Corp.                                                       7,373          143,184

Chemicals & Allied Products (3.9%)
  Eastman Chemical Company                                           609           22,131
  Lubrizol Corporation (The)                                       5,160          149,640
  Pharmacia Corporation                                              740           31,820
  Procter & Gamble Company (The)                                   7,895          698,312
  RPM, Inc.                                                        1,419           21,370
  Sherwin-Williams Company (The)                                   7,395          202,253

Commercial Banks (11.1%)
  AmSouth Bancorporation                                           6,223          121,971
  Bank of America Corporation                                     16,759        1,169,777
  Bank One Corporation                                               879           33,903
  Citigroup Inc.                                                  25,430          939,638
  Comerica Incorporated                                            2,263           98,803
  First Tennessee National Corporation                             3,841          142,424
  Hibernia Corporation - Class A                                   1,425           28,087
  National City Corporation                                          965           26,180
  PNC Financial Services Group, Inc. (The)                           619           25,169

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Commercial Banks (continued)
  U.S. Bancorp                                                     8,414   $      177,451
  Union Planters Corporation                                       1,399           39,536
  UnionBanCal Corporation                                          3,771          161,022
  Wachovia Corporation                                               465           16,177
  Wells Fargo & Company                                            4,247          214,346

Communication (1.5%)
  PanAmSat Corporation (a) (b)                                     2,403           46,859
  Viacom, Inc. - Class B (a)                                       9,023          402,516

Communications Equipment (0.6%)
  Motorola, Inc.                                                  12,907          118,357
  QUALCOMM Incorporated (a)                                          673           23,232
  Scientific-Atlanta, Inc.                                         3,184           38,877

Computer & Data Processing Services (4.9%)
  Activision, Inc. (a) (b)                                         4,065           83,333
  Acxiom Corporation (a)                                             612            7,711
  Computer Sciences Corporation (a) (b)                            5,539          178,854
  Compuware Corporation (a)                                        9,375           45,478
  CSG Systems International, Inc. (a)                                323            4,160
  Electronic Data Systems Corporation                              8,070          121,534
  GTECH Holdings Corporation (a)                                     424           11,024
  Microsoft Corporation (a)                                       15,079          806,273
  Oracle Corporation (a)                                          12,179          124,835
  Reynolds and Reynolds Company (The) - Class A                      984           23,291
  Yahoo! Inc. (a) (b)                                                758           11,309

Computer & Office Equipment (4.1%)
  Cisco Systems, Inc. (a)                                         21,542          240,840
  Dell Computer Corporation (a)                                    5,762          164,851
  Hewlett-Packard Company                                         14,561          230,064
  International Business Machines Corporation                      5,715          451,142
  Storage Technology Corporation (a)                               4,033           71,303
  Xerox Corporation (a) (b)                                        6,956           46,188

Construction (1.1%)
  Centex Corporation                                               1,719           78,180
  Fluor Corporation                                                1,729           40,891
  KB Home (b)                                                      2,371          111,911
  NVR, Inc. (a)                                                      264           89,496

Department Stores (1.8%)
  Dillard's, Inc. - Class A                                        6,596          108,768
  Federated Department Stores, Inc. (a)                            7,865          241,456
  J.C. Penney Company, Inc. (b)                                    3,859           73,514
  May Department Stores Company (The)                              1,247           29,117
  Sears, Roebuck and Co. (b)                                       3,010           79,043

Electric Services (1.8%)
  American Electric Power Company, Inc. (b)                        7,736          198,351
  CenterPoint Energy, Inc.                                         1,255            8,885
  Dominion Resources, Inc.                                         1,004           48,192
  Duke Energy Corporation                                          6,230          127,653
  Edison International (a)                                         2,932           29,467
  Entergy Corporation                                              1,053           46,427
  FirstEnergy Corp.                                                  446           14,473
  FPL Group, Inc.                                                    251           14,804
  TXU Corp.                                                        2,388           34,268

Electric, Gas & Sanitary Services (1.7%)
  Alliant Energy Corporation                                         757           12,127
  Ameren Corporation                                               1,119           45,208
  CMS Energy Corporation (b)                                       1,651           12,927
  Exelon Corporation                                               1,277           64,361
  NiSource Inc.                                                    2,442           40,342
  Sempra Energy                                                   12,981          287,399
  UGI Corporation                                                    930           36,075

Electrical Goods (0.8%)
  Anixter International Inc. (a)                                   3,036           70,041
  Arrow Electronics, Inc. (a)                                      5,192           68,171
  Avnet, Inc.                                                     11,585          107,741

Electronic & Other Electric Equipment (3.1%)
  Cooper Industries, Inc. - Class A                                3,923          123,535
  Energizer Holdings, Inc. (a)                                       288            8,594
  General Electric Company                                        29,386          741,996

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INCOME & GROWTH

                                       83
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Electronic & Other Electric Equipment (continued)
  Maytag Corporation                                                 489   $       12,616
  Whirlpool Corp.                                                    236           11,000

Electronic Components & Accessories (2.2%)
  Celestica Inc. (U.S.) (a)                                        3,291           45,416
  ESS Technology, Inc. (a) (b)                                     5,146           28,046
  Intel Corporation                                               21,974          380,150
  NVIDIA Corporation (a)                                             859           10,222
  QLogic Corporation (a) (b)                                       1,182           41,145
  Solectron Corporation (a)                                        2,156            4,851
  Texas Instruments Incorporated                                   2,479           39,317
  Tyco International Ltd.                                          5,823           84,201

Fabricated Metal Products (1.2%)
  Fortune Brands, Inc.                                             5,928          296,756
  Shaw Group Inc. (The) (a) (b)                                    2,750           41,140

Food & Kindred Products (2.3%)
  Archer Daniels Midland Co.                                       7,535          102,627
  ConAgra Foods, Inc.                                             14,234          345,175
  Dean Foods Company (a) (b)                                       1,206           45,213
  Tyson Foods, Inc. - Class A                                     11,690          129,408
  Unilever NV - NY Shares                                            795           50,888

Food Stores (0.1%)
  Winn-Dixie Stores, Inc. (b)                                      2,162           32,473

Furniture & Fixtures (0.5%)
  Johnson Controls, Inc.                                           1,530          119,340
  Lear Corporation (a)                                               773           28,253

Furniture & Home Furnishings Stores (0.1%)
  Pier 1 Imports, Inc.                                             1,405           26,484

Gas Production & Distribution (0.7%)
  KeySpan Corporation                                              3,359          122,704
  Nicor Inc.                                                       1,840           57,114
  Northern Border Partners, L.P.                                     718           25,310

Holding & Other Investment Offices (0.4%)
  CBL & Associates Properties, Inc.                                  683           25,244
  Equity Office Properties Trust                                     900           21,672
  General Growth Properties, Inc. (b)                                471           22,646
  HRPT Properties Trust                                            2,181           17,164
  Mack-Cali Realty Corporation                                       625           18,056
  Simon Property Group, Inc.                                         592           20,217

Industrial Machinery & Equipment (0.4%)
  AGCO Corporation (a)                                             1,584           40,234
  Applied Materials, Inc. (a)                                      1,027           15,436
  Brunswick Corporation                                              825           16,979
  SPX Corporation (a)                                              1,320           55,453

Instruments & Related Products (2.2%)
  Applera Corporation - Applied Biosystems Group                   3,480           70,400
  Eastman Kodak Company (b)                                       17,042          561,534

Insurance (4.9%)
  Allstate Corporation (The)                                       2,392           95,154
  American International Group, Inc.                               4,620          288,981
  CIGNA Corporation                                                2,978          107,625
  CNA Financial Corporation (a)                                      187            4,924
  Fidelity National Financial, Inc.                               10,682          322,596
  First American Corporation (The)                                 6,596          134,888
  Old Republic International Corp.                                 8,958          267,038
  Oxford Health Plans, Inc. (a)                                    1,357           48,255
  PMI Group, Inc. (The)                                              667           19,877
  Progressive Corporation (The)                                       65            3,575
  UnumProvident Corporation                                        1,622           33,283
  WellPoint Health Networks Inc. (a)                               1,336          100,481

Insurance Agents, Brokers & Service (0.1%)
  MetLife, Inc.                                                    1,089           26,005

Iron & Steel Foundries (0.1%)
  Precision Castparts Corp.                                        1,544           29,969

Life Insurance (0.5%)
  AmerUs Group Co.                                                 3,639          104,439
  Protective Life Corporation                                      1,850           52,873

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Lumber & Other Building Materials (0.4%)
  Home Depot, Inc. (The)                                           3,541   $      102,264

Lumber & Wood Products (0.7%)
  Georgia-Pacific Corporation                                     15,739          192,016

Medical Instruments & Supplies (0.1%)
  Guidant Corporation (a)                                          1,219           36,046

Metal Cans & Shipping Containers (0.2%)
  Ball Corporation                                                 1,335           64,654

Mortgage Bankers & Brokers (0.2%)
  Countrywide Credit Industries, Inc.                                725           36,475
  GreenPoint Financial Corp.                                         600           26,142

Motion Pictures (1.1%)
  AOL Time Warner Inc. (a)                                        20,858          307,656
  Blockbuster Inc. - Class A                                         752           18,025

Oil & Gas Extraction (1.7%)
  ConocoPhillips                                                   2,290          111,065
  Halliburton Company                                              9,005          145,701
  Occidental Petroleum Corporation                                 8,252          235,430
  Transocean Inc.                                                    720           15,826

Paper & Allied Products (0.4%)
  3M Company                                                         198           25,134
  International Paper Company                                        286            9,990
  Kimberly-Clark Corporation                                       1,366           70,349

Personal Credit Institutions (0.7%)
  Capital One Financial Corporation (b)                            2,402           73,189
  Household International, Inc.                                    5,343          126,950

Personal Services (0.5%)
  Block, (H & R) Inc.                                              2,892          128,347
  Cendant Corp. (a)                                                1,669           19,194

Petroleum Refining (5.5%)
  ChevronTexaco Corporation                                        6,765          457,517
  Exxon Mobil Corporation                                         22,216          747,790
  Marathon Oil Corporation                                        18,876          394,508

Pharmaceuticals (10.3%)
  Abbott Laboratories                                              3,054          127,871
  AmerisourceBergen Corporation (b)                                  802           57,062
  Amgen Inc. (a)                                                   4,272          198,904
  Barr Laboratories, Inc. (a)                                        989           58,183
  Bristol-Myers Squibb Co.                                         4,270          105,085
  Chiron Corporation (a)                                             335           13,233
  Invitrogen Corporation (a)                                       1,415           39,365
  Johnson & Johnson                                               10,440          613,349
  McKesson HBOC, Inc.                                              3,304           98,492
  Merck & Co., Inc.                                               13,361          724,700
  Mylan Laboratories Inc.                                          1,575           49,565
  NBTY, Inc. (a)                                                   1,236           19,220
  Pfizer Inc.                                                     19,483          618,974
  Schering-Plough Corporation                                      6,017          128,463
  SICOR Inc. (a)                                                     356            5,301
  Watson Pharmaceuticals, Inc. (a)                                 1,969           54,128
  Wyeth                                                            1,680           56,280

Primary Metal Industries (0.2%)
  Nucor Corporation                                                1,099           46,312

Printing & Publishing (0.4%)
  American Greetings Corporation - Class A (b)                     6,233           93,744
  Deluxe Corporation                                                 262           12,110
  Moore Corporation Limited (a)                                    1,614           17,835

Railroads (0.5%)
  Burlington Northern Santa Fe Corp.                               1,631           41,966
  CSX Corporation (b)                                                735           20,286
  Norfolk Southern Corporation                                     1,332           26,906
  Union Pacific Corporation                                          772           45,587

Research & Testing Services (0.0%)
  Quintiles Transnational Corp. (a)                                  942           10,127

Residential Building Construction (0.1%)
  Lennar Corporation (b)                                             639           35,254

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INCOME & GROWTH

                                       84
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Retail Trade (0.3%)
  Borders Group, Inc. (a)                                            882   $       15,197
  Office Depot, Inc. (a)                                           5,560           80,008
  Zale Corporation (a)                                               164            4,789

Rubber & Misc. Plastic Products (0.4%)
  Carlisle Companies Incorporated                                    890           33,170
  Cooper Tire & Rubber Company                                     1,088           14,155
  Goodyear Tire & Rubber Company (The) (b)                         4,344           30,842
  Newell Financial Trust I                                         1,210           39,228
  Sealed Air Corporation (a) (b)                                     610            9,345

Savings Institutions (0.5%)
  Washington Mutual, Inc.                                          3,782          135,244

Security & Commodity Brokers (2.2%)
  American Express Company                                           795           28,914
  Bear Stearns Companies Inc. (The) (b)                            4,123          251,709
  E*TRADE Group, Inc. (a)                                          7,625           34,313
  Lehman Brothers Holdings Inc.                                      955           50,873
  Merrill Lynch & Co., Inc.                                        5,991          227,358
  Morgan Stanley Dean Witter & Co.                                 1,270           49,428

Stone, Clay & Glass Products (0.1%)
  Owens-Illinois, Inc. (a)                                         1,253           15,023

Telecommunications (7.6%)
  ALLTEL Corporation                                               7,875          391,466
  AT&T Corp.                                                      21,152          275,822
  BellSouth Corporation                                           11,182          292,409
  SBC Communications Inc.                                         15,729          403,606
  Sprint Corporation (FON Group)                                   9,554          118,661
  Verizon Communications, Inc.                                    18,272          689,950

Tobacco Products (0.8%)
  Philip Morris Companies Inc                                      5,659          230,604
  R.J. Reynolds Tobacco Holdings, Inc.                               175            7,096

Transportation & Public Utilities (0.6%)
  Kinder Morgan Energy Partners, LP                                4,270          139,416
  Plains All American Pipeline, L.P.                               1,647           38,375

Trucking & Warehousing (0.6%)
  United Parcel Service, Inc. - Class B (b)                        3,055          183,331

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

U.S. Government Agencies (2.4%)
  Fannie Mae                                                       7,372   $      492,892
  Freddie Mac                                                      3,313          204,015

Variety Stores (1.0%)
  Target Corporation                                                 388           11,687
  Wal-Mart Stores, Inc.                                            5,156          276,104

Water Transportation (0.1%)
  Carnival Corporation (b)                                         1,486           38,814

Wholesale Trade Durable Goods (0.7%)
  Fisher Scientific International Inc. (a)                         2,395           68,497
  IKON Office Solutions, Inc.                                      8,289           58,686
  Ingram Micro Inc. (a)                                              446            6,391
  Tech Data Corporation (a)                                        2,406           76,872

Wholesale Trade Nondurable Goods (0.4%)
  SUPERVALU INC.                                                   7,666          128,789
                                                                           --------------

TOTAL COMMON STOCKS (COST: $34,126,042)                                        28,701,548
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $34,267,938)                            $   28,813,667
                                                                           ==============

SUMMARY:
  Investments, at market value                                     99.1%   $   28,813,667
  Other assets in excess of liabilities                             0.9%          266,873
                                                           -------------   --------------
  Net assets                                                      100.0%   $   29,080,540
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $2,301,659. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

                                       85
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INTERNATIONAL

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (0.5%)

Germany (0.5%)
  Henkel KGaA                                                      1,644   $      104,716
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $108,685)                                           104,716
                                                                           --------------

COMMON STOCKS (97.7%)

Australia (1.4%)
  BHP Billiton Limited                                            29,117          156,674
  Commonwealth Bank of Australia                                   9,702          163,781

Austria (0.3%)
  Erste Bank der oesterreichischen Sparkassen AG                   1,181           69,223

Canada (1.8%)
  Canadian National Railway Company                                3,152          134,496
  Canadian Pacific Railway Limited                                 4,093           81,082
  Talisman Energy Inc.                                             3,549          129,559
  TransCanada Pipelines Limited                                    4,910           69,816

Denmark (2.1%)
  D/S 1912 - Class B                                                  12           70,045
  Danske Bank A/S                                                 16,694          265,856
  Novo Nordisk A/S - Class B                                       4,555          125,654

Finland (2.8%)
  Nokia Oyj - ADR                                                 24,148          401,340
  Stora Enso Oyj - R Shares                                        7,347           76,418
  UPM-Kymmene Oyj                                                  4,485          145,503

France (8.7%)
  Accor SA                                                         5,345          189,817
  Aventis SA                                                       4,321          258,749
  BNP Paribas SA                                                   6,432          256,518
  Credit Lyonnais SA                                               7,410          263,518
  Essilor International SA                                         2,580          103,891
  Groupe Danone SA                                                 2,202          285,750
  Sanofi-Synthelabo                                                2,627          160,692
  Television Francaise 1                                           3,165           81,516
  Total Fina Elf SA                                                2,613          360,052

Germany (2.7%)
  BASF AG                                                          3,853          143,511
  Bayerische Motoren Werke AG (BMW)                                4,485          159,942
  Deutsche Borse AG                                                3,549          127,266
  SAP AG                                                           1,498          115,004
  Volkswagen AG (b)                                                1,737           65,644

Hong Kong (0.3%)
  Hong Kong and China Gas Company Limited (The)                   49,940           65,634

Ireland (2.7%)
  Allied Irish Banks PLC                                          22,964          318,474
  Bank of Ireland                                                 26,355          292,401

Italy (6.7%)
  Autostrade SpA                                                  30,243          251,563
  ENI - Ente Nazionale Idrocarburi (b)                            21,846          301,346
  Italgas SpA                                                      8,009           77,980
  Snam Rete Gas SpA                                               41,698          123,712
  Telecom Italia SpA - RNC                                        77,110          406,064
  UniCredito Italiano SpA                                         92,073          344,400

Japan (12.8%)
  Ajinomoto Co., Inc.                                             17,000          174,484
  Asahi Glass Company, Limited (b)                                19,000          113,718
  Bridgestone Corporation                                         12,787          159,433
  Canon Inc.                                                       8,459          312,196
  Honda Motor Co., Ltd.                                            4,113          147,433
  Hoya Corporation                                                 2,564          176,070
  Kao Corporation                                                 11,656          266,488
  KDDI Corporation                                                    22           64,669
  Mitsubishi Tokyo Financial Group, Inc.                              18          117,433
  Nikkei 225 - ETF                                                 3,340          235,085
  Nintendo Co., Ltd.                                               1,000           96,350
  Nissan Motor Co., Ltd.                                          27,445          210,874

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Japan (continued)
  Shin-Etsu Chemical Co., Ltd. (b)                                 4,403   $      135,897
  Sony Corporation (b)                                             7,052          303,454
  Takeda Chemical Industries, Ltd.                                 8,284          344,293

Mexico (0.6%)
  Fomento Economico Mexicano, SA de CV - ADR                       1,885           68,237
  Wal-Mart de Mexico SA de CV - Series V                          25,622           64,020

Netherlands (7.1%)
  Gucci Group NV - NY Registered Shares                            2,021          182,597
  Heineken NV                                                      7,431          298,642
  Koninklijke KPN NV                                              24,313          154,141
  Royal Dutch Petroleum Company - NY Registered Shares            10,646          455,436
  TPG NV                                                           4,239           68,698
  Unilever NV - CVA                                                3,512          225,264
  VNU NV                                                           7,928          212,908

New Zealand (0.3%)
  Telecom Corporation of New Zealand Limited                      29,073           71,498

Russia (1.4%)
  Lukoil Oil Company - ADR                                           901           58,565
  OAO Gazprom - ADR                                                5,014           66,937
  Surgutneftegaz - ADR                                             7,620          137,160
  YUKOS Oil Company                                                5,696           52,973

South Korea (3.7%)
  Hyundai Motor Company Limited                                    1,260           32,017
  Korea Electric Power Corporation                                 7,801          118,168
  Samsung Electronics Co., Ltd.                                    1,321          374,175
  Samsung Fire & Marine Insurance Co., Ltd.                        1,420           86,273
  Samsung SDI Co., Ltd.                                            1,500           93,227
  SK Telecom Co., Ltd. - ADR (b)                                   6,561          131,679

Spain (4.8%)
  Altadis, SA                                                     14,647          309,774
  Autopistas Concesionaria Espanola, SA                            7,835           82,270
  Banco Popular Espanol SA                                         3,717          159,212
  Grupo Dragados                                                   4,889           70,757
  Grupo Ferrovial, SA                                              6,713          156,273
  Inditex, SA                                                      2,494           56,082
  Telefonica SA (a)                                               26,043          247,147

Sweden (1.1%)
  Atlas Copco AB - A Shares                                          702           14,722
  Nordea AB                                                       20,626           84,487
  Sandvik AB                                                       4,755          113,227
  Svenska Cellulosa AB - B Shares                                  1,414           43,246

Switzerland (9.1%)
  Adecco SA - Registered Shares                                    2,029           79,736
  Ciba Specialty Chemicals Holding Inc. - Registered
    Shares                                                         1,675          118,030
  Lonza Group Ltd. - Registered Shares                             1,690          102,769
  Nestle SA - Registered Shares                                    1,890          405,302
  Novartis AG                                                      9,317          355,408
  Roche Holdings AG                                                4,146          293,554
  STMicroelectronics NV - NY Registered Shares (b)                 4,996           98,271
  Swisscom AG - Registered Shares                                    626          186,201
  UBS AG - Registered Shares (a)                                   8,442          402,395

United Kingdom (24.3%)
  Alliance & Leicester PLC                                        10,111          134,467
  Amersham PLC                                                     9,073           81,909
  AMVESCAP PLC                                                    20,285          125,682
  AstraZeneca PLC                                                  6,876          256,583
  Boots Company PLC (The)                                         12,607          117,363
  BP PLC                                                          37,239          238,883
  British Sky Broadcasting Group PLC (a)                          13,440          126,905
  Daily Mail and General Trust PLC                                13,954          120,410
  Diageo PLC                                                      16,123          181,754
  EMAP PLC                                                         6,021           69,146
  Exel PLC                                                        13,261          136,315
  Gallaher Group PLC                                              13,714          134,749

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX AMERICAN CENTURY INTERNATIONAL

                                       86
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United Kingdom (continued)
  Glaxo Wellcome PLC - ADR                                         7,543   $      284,296
  GUS PLC                                                         20,771          187,678
  HSBC Holdings PLC                                               23,867          260,119
  Imperial Tobacco Group PLC                                       6,015           94,111
  Johnson Matthey PLC                                              5,907           79,852
  Lloyds TSB Group PLC                                            12,548          107,979
  Marks and Spencer Group PLC                                     83,932          491,465
  mmO2 PLC (a)                                                   143,310          107,627
  Next PLC                                                         5,659           78,801
  Reckitt Benckiser PLC                                           15,969          289,827
  Reed International PLC                                          30,557          269,885
  Rentokil Initial PLC                                            94,869          321,726
  Royal Bank of Scotland Group PLC (The)                          18,967          446,324
  Smith & Nephew PLC                                              15,451           91,864
  Vodafone Group PLC                                             299,415          481,347
  Vodafone Group PLC - ADR                                         7,058          112,363

United States (3.0%)
  iShares MSCI EAFE Index Fund                                     6,912          681,524
                                                                           --------------

TOTAL COMMON STOCKS (COST: $22,534,686)                                        21,943,200
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $22,643,371)                            $   22,047,916
                                                                           ==============

SUMMARY:
  Investments, at market value                                     98.2%   $   22,047,916
  Other assets in excess of liabilities                             1.8%          408,377
                                                           -------------   --------------
  Net assets                                                      100.0%   $   22,456,293
                                                           =============   ==============
INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                            PERCENTAGE         MARKET
                                                           OF NET ASSETS        VALUE
------------------------------------------------------------------------------------------
  Apparel & Accessory Stores                                        0.2%   $       56,082
  Apparel Products                                                  2.2%          491,465
  Automotive                                                        2.7%          615,910
  Beer, Wine & Distilled Beverages                                  0.3%           68,237
  Beverages                                                         2.1%          480,396
  Business Services                                                 0.4%           79,736
  Chemicals & Allied Products                                       6.7%        1,499,839
  Commercial Banks                                                 15.9%        3,552,120
  Communication                                                     1.8%          406,064
  Communications Equipment                                          1.8%          401,340
  Computer & Data Processing Services                               0.5%          115,004
  Computer & Office Equipment                                       1.4%          312,196
  Construction                                                      2.1%          478,593
  Drug Stores & Proprietary Stores                                  0.5%          117,363
  Electric Services                                                 0.5%          118,168
  Electronic & Other Electric Equipment                             3.4%          773,979
  Electronic Components & Accessories                               0.9%          191,498
  Finance                                                           3.0%          681,524
  Food & Kindred Products                                           4.9%        1,090,800
  Gas Production & Distribution                                     1.5%          337,142
  Holding & Other Investment Offices                                1.0%          235,085
  Hotels & Other Lodging Places                                     0.8%          189,817
  Industrial Machinery & Equipment                                  0.6%          127,949
  Instruments & Related Products                                    0.8%          176,070
  Insurance                                                         0.4%           86,273

------------------------------------------------------------------------------------------
                                                            PERCENTAGE         MARKET
                                                           OF NET ASSETS        VALUE
------------------------------------------------------------------------------------------
  Leather & Leather Products                                        0.8%   $      182,597
  Medical Instruments & Supplies                                    1.2%          277,664
  Metal Mining                                                      0.7%          156,674
  Mortgage Bankers & Brokers                                        0.6%          134,467
  Oil & Gas Extraction                                              4.9%        1,106,592
  Paper & Allied Products                                           1.2%          265,167
  Personal Services                                                 1.4%          321,726
  Petroleum Refining                                                3.1%          694,319
  Pharmaceuticals                                                   8.2%        1,820,480
  Printing & Publishing                                             3.0%          672,349
  Radio & Television Broadcasting                                   0.9%          208,421
  Railroads                                                         1.0%          215,578
  Retail Trade                                                      1.2%          266,479
  Rubber & Misc. Plastic Products                                   0.7%          159,433
  Security & Commodity Brokers                                      1.1%          252,948
  Stone, Clay & Glass Products                                      0.5%          113,718
  Telecommunications                                                7.0%        1,556,672
  Tobacco Products                                                  2.4%          538,634
  Transportation & Public Utilities                                 1.0%          218,585
  Trucking & Warehousing                                            0.3%           68,698
  Variety Stores                                                    0.3%           64,020
  Water Transportation                                              0.3%           70,045
                                                           -------------   --------------
      Investments, at market value                                 98.2%   $   22,047,916
      Other assets in excess of liabilities                         1.8%          408,377
                                                           -------------   --------------
      Net assets                                                  100.0%   $   22,456,293
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:

--------------------------------------------------------------------------
                                            AMOUNT IN      NET UNREALIZED
                 BOUGHT     SETTLEMENT    U.S. DOLLARS      APPRECIATION
CURRENCY         (SOLD)        DATE       BOUGHT (SOLD)    (DEPRECIATION)
--------------------------------------------------------------------------
British Pound    (134,261)   11/01/02    $     (208,984)   $       (1,067)
British Pound      (2,887)   11/04/02            (4,507)               (8)
Danish Krone      (96,771)   11/01/02           (12,808)              (88)
Danish Krone     (376,363)   11/04/02           (50,066)              (80)
Euro Dollar         9,004    11/01/02             8,845                73
Euro Dollar       (78,607)   11/04/02           (77,549)             (305)
Japanese Yen   (6,022,260)   11/01/02           (49,184)                8
Japanese Yen   (2,819,245)   11/04/02           (23,033)                8
New Zealand
 Dollar           (12,172)   11/04/02            (5,894)              (25)
Swiss Franc        37,134    11/01/02            24,967               193
Swiss Franc        41,474    11/04/02            28,059                45
                                         --------------    --------------
                                         $     (370,154)   $       (1,246)
                                         ==============    ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $740,351. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR         American Depositary Receipt

CVA         Certificaaten van aandelen (share certificates)

ETF         Exchange-Traded Fund

RNC         Saving Non-Convertible Shares

                                       87
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX CONSERVATIVE ASSET ALLOCATION

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (96.2%) (A)

Aggressive (15.2%)
  IDEX Great Companies - America(SM) (b)                         186,287   $    1,425,094
  IDEX Isabelle Small Cap Value (b)                              187,576        1,705,066
  IDEX T. Rowe Price Tax-Efficient Growth                        309,564        2,504,375
  IDEX Transamerica Equity (b)                                   193,515        1,068,204
  IDEX Transamerica Growth Opportunities (b)                     178,473          858,456

Conservative (11.3%)
  IDEX Janus Growth & Income (b)                                 256,717        1,863,764
  IDEX Jennison Equity Opportunity (b)                            89,142          613,296
  IDEX Salomon Investors Value                                   306,187        3,126,164

Fixed-Income (54.3%)
  IDEX Janus Flexible Income                                     598,310        5,947,203
  IDEX PIMCO Total Return                                      1,216,913       12,558,540
  IDEX Transamerica Conservative High-Yield Bond                 594,960        4,712,086
  IDEX Transamerica Convertible Securities                       409,373        3,839,921

International (7.5%)
  IDEX Gabelli Global Growth (b)                                 321,931        1,822,127
  IDEX Great Companies - Global(2) (b)                           322,107        1,887,546

Money Market (7.9%)
  IDEX Transamerica Money Market                               3,905,518        3,905,518
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $48,608,592)                                         47,837,360
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $48,608,592)                            $   47,837,360
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.2%   $   47,837,360
  Other assets in excess of liabilities                             3.8%        1,885,291
                                                           -------------   --------------
  Net assets                                                      100.0%   $   49,722,651
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) The fund invests its assets in Class A shares of underlying IDEX Mutual Funds. These underlying funds are considered affiliates of the fund.

(b)         No dividends were paid during the preceding twelve months.

                                       88
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX FEDERATED TAX EXEMPT

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL BONDS (94.2%) (A)

Alabama (4.3%)
  Alabama Water Pollution Control,
    Revenue Bonds,
    5.50%, due 08/15/2023, AAA/Aaa                         $     500,000   $      523,315
  Birmingham Waterworks & Sewer Board,
    Revenue Bonds, Series B,
    5.25%, due 01/01/2021, AAA/Aaa                             1,195,000        1,238,750

Arkansas (1.3%)
  Jefferson County Hospital Association,
    Revenue Bonds, Series B,
    5.80%, due 06/01/2021, A/NR                                  500,000          516,270

California (3.4%)
  Los Angeles Water and Power Division,
    Revenue Bonds, Series A-A-1,
    5.25%, due 07/01/2019, AAA/Aaa                               500,000          526,635
  Sacramento Municipal Utilities,
    Revenue Bonds, Series P,
    5.25%, due 08/15/2021, AAA/Aaa                               300,000          312,624
  Torrance Memorial Medical Center,
    Revenue Bonds, Series A,
    6.00%, due 06/01/2022, A+/A1                                 500,000          527,160

Colorado (1.4%)
  Colorado Department of Transportation,
    Revenue Bonds, Series A,
    5.50%, due 06/15/2015, AAA/Aaa                               500,000          575,140

Florida (1.3%)
  Orlando Utilities, Community Water and Electric
    Division, Revenue Bonds,
    5.25%, due 10/01/2020, AA/Aa1                                500,000          526,850

Georgia (1.3%)
  Clayton County Water Authority,
    Revenue Bonds,
    5.13%, due 05/01/2021, AA/Aa3                                500,000          513,855

Illinois (6.5%)
  Chicago, Illinois Board of Education,
    General Obligation Bonds,
    Zero Coupon, due 12/01/2024, AAA/Aaa                       1,500,000          452,610
  Illinois State Partnership, Department of Central
    Management, Public Improvements,
    General Obligation Bonds,
    5.65%, due 07/01/2017, AAA/Aaa                             1,000,000        1,090,000
  McHenry County Community School District,
    General Obligation Bonds, Series A,
    5.85%, due 01/01/2016, AAA/Aaa                             1,000,000        1,102,390

Indiana (2.7%)
  Indianapolis Gas Utility,
    Revenue Bonds, Series A,
    5.25%, due 08/15/2012, AAA/Aaa                             1,000,000        1,092,570

Iowa (2.5%)
  Iowa State Certificate of Participation,
    Revenue Bonds,
    6.50%, due 07/01/2006, AAA/Aaa                             1,000,000        1,023,810

Louisiana (1.3%)
  Sabine River Authority, Water Facilities,
    Revenue Bonds,
    6.20%, due 02/01/2025, BBB/Baa2                              500,000          515,235

Massachusetts (1.3%)
  Massachusetts State Health and Educational Facilities
    Authority, Revenue Bonds,
    5.38%, due 05/15/2017, AAA/Aaa                               500,000          524,850

Michigan (8.5%)
  Cornell Michigan, Economic Development,
    Revenue Bonds,
    5.88%, due 05/01/2018, BBB/Baa2                              500,000          488,335
  Michigan Municipal Bond Authority,
    Revenue Bonds,
    5.50%, due 10/01/2022, AAA/Aaa                               500,000          574,655
  Michigan State Strategic Fund Ltd,
    Revenue Bonds,
    5.45%, due 09/01/2029, A-/A3                               1,000,000        1,003,400

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Michigan (continued)
  West Bloomfield Michigan School District,
    General Obligation Bonds,
    5.13%, due 05/01/2021, AAA/Aaa                         $     900,000   $      920,349
  Western Michigan University,
    Revenue Bonds,
    5.00%, due 07/15/2021, AAA/Aaa                               500,000          505,595

Nevada (1.3%)
  Clark County School District, School Improvements,
    General Obligation Bonds, Series F,
    5.00%, due 06/15/2006, AAA/Aaa                               500,000          544,865

New Hampshire (1.1%)
  New Hampshire State Housing Authority, Single-Family
    Mortgage,
    Revenue Bonds, Series C,
    6.13%, due 01/01/2020, NR/Aa2                                415,000          437,850

New Jersey (1.3%)
  New Jersey State Variable Purpose,
    General Obligation Bonds,
    5.00%, due 08/01/2020, AAA/Aaa                               500,000          515,535

New Mexico (1.3%)
  New Mexico Mortgage and Finance Authority,
    Revenue Bonds,
    6.05%, due 09/01/2021, AAA/NR                                495,000          517,394

New York (7.5%)
  New York City Industrial Development Agency,
    Revenue Bonds,
    5.38%, due 07/01/2017, AAA/Aaa                               250,000          268,883
  New York City Transitional Finance Authority,
    Revenue Bonds, Non pre-refunded,
    5.50%, due 02/15/2019, AA+/Aa2                               640,000          683,565
  New York City Transitional Finance Authority,
    Revenue Bonds, Pre-refunded,
    5.50%, due 02/15/2019, AA+/Aa2                               360,000          410,738
  New York State Mortgage Agency,
    Revenue Bonds, Series 95,
    5.50%, due 10/01/2017, NR/Aa1                                500,000          528,950
  Niagara Count Solid Waste Disposal Division,
    Revenue Bonds, Series D,
    5.55%, due 11/15/2024, BBB/Baa1                              500,000          521,485
  Warwick Valley Central School District, School
    Improvements, General Obligation Bonds,
    5.50%, due 01/15/2017, NR/Aaa                                570,000          615,782

North Carolina (1.2%)
  North Carolina Housing and Finance Agency Authority,
    Revenue Bonds,
    5.25%, due 01/01/2022, AA/Aa2                                485,000          487,648

North Dakota (1.2%)
  North Dakota State Housing and Finance Authority,
    Revenue Bonds, Series C,
    6.00%, due 07/01/2020, NR/Aa3                                480,000          501,518

Ohio (6.5%)
  Ohio State Air Quality Development Authority,
    Revenue Bonds, Series A,
    6.00%, due 12/01/2013, BBB-/Baa3                             500,000          511,155
  Ohio State Building Authority,
    Revenue Bonds,
    5.00%, due 04/01/2018, AA/Aa2                                500,000          519,390
  Ohio State Infrastructure, Highway Improvements,
    Revenue Bonds,
    5.00%, due 06/15/2006, AA/Aa3                                500,000          545,230
  Ohio State Schools,
    General Obligation Bonds, Series A,
    5.38%, due 09/15/2017, AA+/Aa1                               500,000          541,880
  Steubenville Hospital Improvement Facilities,
    Revenue Bonds,
    6.38%, due 10/01/2020, NR/A3                                 500,000          530,710

Oregon (1.2%)
  Clackamas County Hospital Facilities,
    Revenue Bonds, Series A,
    5.25%, due 05/01/2021, AA/Aa3                                500,000          499,415

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX FEDERATED TAX EXEMPT

                                       89
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Pennsylvania (5.1%)
  Pennsylvania Housing Finance Agency, Multi-Family
    Mortgage, Revenue Bonds,
    9.38%, due 08/01/2028, AAA/Aa2                         $       5,000   $        5,051
  Pennsylvania Housing Finance Agency, Single Family
    Mortgage, Revenue Bonds,
    5.00%, due 04/01/2016, AA+/Aa2                               500,000          515,950
  Pennsylvania State Facilities Authority,
    Revenue Bonds,
    6.00%, due 01/15/2022, A+/NR                                 500,000          515,270
  Pennsylvania State,
    General Obligation Bonds,
    5.00%, due 09/15/2018, AA/Aa2                                500,000          521,720
  Sayre, Pennsylvania Health Care Facilities,
    Revenue Bonds,
    5.75%, due 12/01/2021, A-/NR                                 500,000          512,270

Puerto Rico (2.5%)
  Puerto Rico Electric Power Authority,
    Revenue Bonds, Series II,
    5.25%, due 07/01/2022, AAA/Aaa                               500,000          521,550
  Puerto Rico Public Buildings,
    Revenue Bonds, Series D,
    5.25%, due 07/01/2027, A-/Baa1                               500,000          510,915

Rhode Island (4.0%)
  Providence Public Building Authority,
    Revenue Bonds, Series A,
    5.70%, due 12/15/2015, AAA/Aaa                               500,000          560,575
  Rhode Island Clean Water Financing Agency,
    Revenue Bonds,
    5.80%, due 09/01/2022, AAA/Aaa                             1,000,000        1,052,780

South Carolina (2.3%)
  Lexington County School District,
    General Obligation Bonds,
    5.13%, due 03/01/2023, AA+/Aa1                               500,000          513,065
  South Carolina State Public Service Authority,
    Revenue Bonds, Series D,
    5.00%, due 01/01/2021, AAA/Aaa                               420,000          425,993

South Dakota (1.3%)
  South Dakota Housing Development Agency,
    Revenue Bonds, Series C,
    5.35%, due 05/01/2022, AAA/Aa1                               500,000          509,545

Tennessee (3.2%)
  Memphis-Shelby County, Tennessee Airport,
    Revenue Bonds,
    5.00%, due 09/01/2009, BBB/Baa2                              500,000          521,620
  Sullivan County Tennessee Health & Educational Housing
    Facilities Board Review,
    Revenue Bonds,
    6.25%, due 09/01/2022, BBB+/NR                               250,000          253,310
  Tennessee Housing Development Agency,
    Revenue Bonds,
    5.38%, due 01/01/2018, AA/Aa2                                500,000          516,470

Texas (4.9%)
  Houston Port Authority, Harris County,
    General Obligation Bonds, Series A,
    5.50%, due 10/01/2024, AA+/Aa1                               500,000          518,140
  Kingsbridge Municipal Utility District,
    General Obligation Bonds,
    5.38%, due 03/01/2015, NR/Aaa                                500,000          520,610
  Lower Colorado River Authority,
    Revenue Bonds,
    5.00%, due 05/15/2023, AAA/Aaa                               450,000          450,720
  North Central Texas Health Facilities Development,
    Revenue Bonds,
    5.25%, due 08/15/2022, AAA/Aaa                               500,000          508,200

United States (1.3%)
  New York Metropolitan Transit Authority,
    Revenue Bonds, Series A,
    5.13%, due 11/15/2022, AAA/Aaa                               500,000          512,015

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Utah (1.2%)
  Utah State Transit Authority,
    Revenue Bonds, Series A,
    5.00%, due 06/15/2023, AAA/Aaa                         $     500,000   $      501,945

Virginia (1.3%)
  Virginia Commonwealth Transportation Board,
    Revenue Bonds, Series B,
    4.50%, due 05/15/2008, AA+/Aa1                               500,000          537,795

Washington (4.0%)
  Northwest Washington Electric,
    Revenue Bonds, Series A,
    5.75%, due 07/01/2018, AAA/Aaa                               500,000          550,580
  Seattle Municipal Light and Power,
    Revenue Bonds,
    5.13%, due 03/01/2021, AAA/Aaa                               500,000          507,655
  University of Washington, Student Facilities
    Improvements, Revenue Bonds,
    5.88%, due 06/01/2016, AAA/Aaa                               500,000          555,815

Wisconsin (1.9%)
  Wisconsin State Health & Educational Facilities
    Authority, Revenue Bonds,
    5.75%, due 08/15/2025, A/A2                                  500,000          507,870
  Wisconsin State Health Facilities,
    Revenue Bonds,
    6.00%, due 07/01/2021, A-/A3                                 250,000          260,075

Wyoming (2.8%)
  Wyoming State Farm Loan Board, Capital Facilities,
    Revenue Bonds,
    5.75%, due 10/01/2020, AA-/NR                              1,000,000        1,139,350
                                                                           --------------

TOTAL LONG-TERM MUNICIPAL BONDS (COST: $36,808,913)                            38,263,245
                                                                           --------------

SHORT-TERM MUNICIPAL BONDS (5.6%) (A)

Indiana (1.7%)
  Indiana Health Facilities Financing Authority,
    Revenue Bonds,
    2.04%, due 03/01/2030, AA/Aa3 (b)                            700,000          700,000

New York (0.7%)
  New York City,
    General Obligation Bonds,
    1.95%, due 08/01/2016 AA+/Aa3 (b)                            275,000          275,000

Texas (3.2%)
  North Central Texas Health Facilities Development,
    Revenue Bonds,
    2.04%, due 12/01/2015, AAA/Aaa (b)                         1,300,000        1,300,000
                                                                           --------------

TOTAL SHORT-TERM MUNICIPAL BONDS (COST: $2,275,000)                             2,275,000
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $39,083,913)                            $   40,538,245
                                                                           ==============

SUMMARY:
  Investments, at market value                                     99.8%   $   40,538,245
  Other assets in excess of liabilities                             0.2%           74,863
                                                           -------------   --------------
  Net assets                                                      100.0%   $   40,613,108
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings indicated are by Standard and Poor's/Moody's, respectively, and are unaudited; NR: not rated by this service.

(b) Floating or variable rate note. Rate is listed as of October 31, 2002.

                                       90
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.0%)

United States (0.0%)
  NTL Incorporated (e)
    6.75%, due 05/15/2008                                  $     150,000   $       17,250
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $65,250)                                            17,250
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.0%)

Switzerland (0.0%)
  Compagnie Financiere Richemont AG - Units (b)                      625   $       10,799
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $15,554)                                 10,799
                                                                           --------------

PREFERRED STOCKS (0.8%)

Germany (0.7%)
  Henkel KGaA                                                      4,740          301,917
  ProSiebenSat.1 Media AG                                          4,486           29,329

United States (0.1%)
  Broadwing Communications Inc. - Series B                            20            1,400
  CSC Holdings, Inc.                                                 650           37,700
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $366,481)                                           370,346
                                                                           --------------

COMMON STOCKS (62.8%)

Australia (0.4%)
  Auriongold Limited                                              53,122           87,611
  Lihir Gold Limited (a)                                         151,328           91,595

Austria (0.3%)
  Telekom Austria AG (a)                                          18,520          141,264

Belgium (0.4%)
  Electrabel SA                                                      457          106,250
  Groupe Bruxelles Lambert SA                                      1,624           59,925

Bermuda (0.1%)
  Tyco International Ltd                                           3,795           54,876

Brazil (0.6%)
  Companhia Siderurgica Nacional SA - ADR                          3,400           34,204
  Embratel Participacoes SA - ADR (a)                             11,800            7,080
  Tele Norte Celular Participacoes SA - ADR (a)                   16,900           64,220
  Telemig Celular Participacoes SA - ADR (b)                      11,025          185,330

Canada (3.1%)
  Agnico-Eagle Mines Limited                                       8,349          100,476
  Agnico-Eagle Mines Limited (b)                                   3,760           45,458
  Apollo Gold Corporation (a)                                     13,606           17,824
  Barrick Gold Corporation (b)                                     7,476          112,663
  Glamis Gold Ltd. (a)                                            27,097          220,515
  Goldcorp Incorporated                                           15,180          145,449
  IAMGOLD Corporation (b)                                         26,451           86,002
  Invanhoe Mines Limited (a)                                      14,952           27,698
  Meridian Gold, Inc. (a) (b)                                      7,588          123,988
  Placer Dome, Inc. (b)                                           11,290           97,884
  Repadre Capital Corporation (a)                                 22,652          115,756
  Rogers Communications Inc. - Class B (a) (b)                    41,750          335,670

Croatia (0.1%)
  PLIVA d.d. - GDR                                                 5,396           65,292

Denmark (0.3%)
  Carlsberg A/S (b)                                                  249           11,680
  Tele Danmark A/S                                                 5,155          111,292

France (5.6%)
  Assurances Generales de France SA                                1,457           50,501
  Aventis SA                                                         373           22,336
  Beghin-Say                                                       4,500          166,272
  Boiron SA                                                        2,375          171,745
  CANAL +                                                          2,400           10,318
  Egide (a)                                                          370            4,032
  Eiffage SA                                                       2,134          161,294

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
France (continued)
  Gemplus International SA (a)                                   181,292   $      127,507
  JCDecaux SA (a)                                                 15,516          166,766
  Laboratoires Arkopharma SA                                         822           33,548
  Neopost SA (a)                                                   2,140           74,620
  NRJ Groupe                                                      28,400          486,139
  Pernod Ricard                                                      404           40,941
  Sanofi-Synthelabo                                                  778           47,590
  Total Fina Elf SA                                                1,975          272,140
  Vivendi Universal                                               54,292          666,892
  Vivendi Universal - ADR (b)                                      9,468          114,752

Germany (0.3%)
  Altana AG                                                        1,260           60,673
  Nordex AG (a)                                                    2,025            7,262
  STADA Arzneimittel AG                                            1,973           72,315

Greece (0.0%)
  Coca-Cola Hellenic Bottling Company SA                             293            4,110
  Greek Organization of Football Prognostics                         585            5,389

Hong Kong (0.1%)
  Shaw Brothers (Hong Kong) Limited                               35,000           27,151

Ireland (0.6%)
  Anglo Irish Bank Corporation PLC                                15,241          102,061
  Bank of Ireland                                                  9,205          102,127
  Irish Life & Permanent PLC                                       3,890           44,777
  Kerry Group PLC                                                  2,000           25,756

Italy (3.4%)
  Autogrill SpA (a)                                               15,245          137,576
  Autostrade SpA                                                  21,963          182,690
  Banca Monte dei Paschi di Siena SpA                             63,800          138,219
  ENI - Ente Nazionale Idrocarburi                                   477            6,580
  Finmeccanica SpA                                               120,000           65,213
  Marzotto SpA (b)                                                86,437          446,960
  Parmalat Finanziaria SpA                                        26,865           74,914
  Pininfarina SpA                                                 14,050          250,523
  Recordati SpA                                                    3,646           81,336
  Riunione Adriatica di Sicurta SpA (b)                            3,825           47,590
  Telecom Italia Mobile SpA                                       14,606           67,916
  Telecom Italia SpA - RNC                                        13,010           68,511
  Tod's SpA                                                          125            3,822

Japan (5.3%)
  Asatsu-DK Inc.                                                   1,700           29,358
  Benesse Corporation                                             11,600          118,680
  Canon Inc.                                                       2,347           86,621
  Fast Retailing Co., Ltd.                                         4,350          134,617
  Fuji Photo Film Co., Ltd.                                          100            2,760
  Furukawa Electric Co., Ltd. (The)                                  500              902
  Hudson Soft Co., Ltd.                                              140              572
  Ito-Yokado Co., Ltd.                                               249            7,767
  KDDI Corporation                                                    60          176,370
  Kyocera Corporation - ADR                                           40            2,360
  Mitsubishi Tokyo Financial Group, Inc.                              16          104,385
  Nikon Corporation (a) (b)                                          600            4,194
  Nippon Broadcasting System, Incorporated                        20,000          563,403
  NTT DoCoMo, Inc.                                                    75          138,401
  Secom Co., Ltd. (b)                                             15,000          530,334
  Terumo Corporation                                               1,500           20,625
  Toshiba Corporation (a)                                            400            1,003
  Toyota Industries Corporation (b)                               13,500          201,833
  Toyota Motor Corporation                                        14,203          345,594

Luxembourg (0.1%)
  SBS Broadcasting SA (a)                                          2,867           43,005

Mexico (0.8%)
  Coca-Cola Femsa SA - ADR                                        14,125          294,930
  Tubos de Acero de Mexico SA - ADR                                8,200           75,030

Netherlands (1.4%)
  Fox Kids Europe NV (a)                                          50,825          205,417
  Koninklijke KPN NV (a)                                          55,882          354,283
  United Pan-Europe Communications NV (a)                         32,000            2,219
  Wolters Kluwer N.V.                                              4,008           70,314

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH

                                       91
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Norway (0.1%)
  Telenor ASA                                                     16,316   $       58,149

Peru (0.2%)
  Compania de Minas Buenaventura SA - ADR                          4,553          101,304

Portugal (0.2%)
  Portugal Telecom, SGPS, SA - Registered Shares                  18,887          114,128

South Africa (3.5%)
  Anglogold Ltd. - ADR                                             4,519          113,743
  Durban Roodepoort Deep, Limited - ADR (a)                       37,946          111,182
  Gold Fields Limited - ADR (b)                                   21,975          241,725
  Harmony Gold Mining Company Limited                             69,409          935,430
  Harmony Gold Mining Company Limited - ADR (b)                   18,214          238,239

Spain (0.5%)
  Altadis, SA                                                      3,825           80,896
  Fomento de Construcciones y Contratas, SA                        6,859          141,394
  Gas Natural SDG, SA                                                582            9,772
  Telefonica SA (a)                                                  778            7,383

Switzerland (1.3%)
  Converium Holding AG (a)                                         1,700           68,650
  Novartis AG                                                      8,825          336,640
  Swatch Group AG (The) - Class B                                    820           66,949
  Swiss Reinsurance Company - Registered Shares                      612           42,503
  Swisscom AG - Registered Shares                                    358          106,486

United Kingdom (3.0%)
  BAE Systems PLC                                                  6,211           18,099
  Boots Company PLC (The)                                          1,899           17,679
  BP PLC                                                          24,735          158,672
  British Sky Broadcasting Group PLC (a)                          13,630          128,699
  BT Group PLC                                                    79,644          226,169
  Diageo PLC                                                       6,119           68,979
  Filtronic PLC                                                   35,550           45,332
  Hilton Group PLC                                                31,096           84,656
  HSBC Holdings PLC                                                  587            6,539
  National Grid Group PLC (The)                                   19,398          138,093
  Rank Group PLC (The)                                            26,632          123,339
  Reuters Group PLC                                                  150              442
  Scottish and Southern Energy PLC                                12,000          119,035
  Six Continents PLC                                               6,345           51,523
  Stolt Offshore SA (a)                                           27,450           46,146
  United Business Media PLC                                          188              753
  Vodafone Group PLC                                              99,136          159,374

United States (31.1%)
  ACME Communications, Inc. (a)                                    2,553           19,454
  Agere Systems Inc. (a)                                          39,692           34,532
  Agere Systems Inc. - Class B (a)                                25,276           23,507
  Allied Waste Industries, Inc. (a) (b)                           13,230          107,825
  ALLTEL Corporation                                               1,855           92,212
  AOL Time Warner Inc. (a)                                        17,279          254,865
  Archer Daniels Midland Co.                                      30,800          419,496
  Ascential Software Corporation (a)                              22,234           53,806
  AT&T Corp.                                                      63,450          827,387
  AT&T Wireless Services, Inc. (a) (b)                             9,249           63,541
  Beasley Broadcast Group, Inc. - Class A (a)                      1,868           23,817
  Belo (A.H.) Corporation - Class A                                2,353           54,354
  Blockbuster Inc. - Class A                                      15,111          362,211
  Bristol-Myers Squibb Co.                                         4,554          112,074
  Broadwing Inc. (a)                                             110,765          252,544
  Cablevision Systems Corporation - Class A (a) (b)               13,625          130,255
  Callaway Golf Company (b)                                        9,000          110,160
  Cendant Corp. (a)                                               18,216          209,484
  Centennial Communications Corp. (a)                             17,475           44,561
  CenturyTel, Inc.                                                 1,555           44,053
  Charter Communications, Inc. (a) (b)                             2,698            3,046
  Citizens Communications Company (a) (b)                            759            6,315
  CMGI, Inc. (a)                                                  12,500            6,625
  CMS Energy Corporation (b)                                       1,062            8,315
  Coach, Inc. (a)                                                 30,450          905,887

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  Comcast Corporation - Class A (a) (b)                            2,090   $       48,091
  Constellation Brands, Inc. (a)                                     304            7,700
  Crown Media Holdings, Inc. (a) (b)                              22,059           61,765
  Delphi Automotive Systems Corporation                           35,125          244,470
  Devon Energy Corporation (b)                                    15,050          760,024
  Diversinet Corp. - Units (a) (d)                                67,500           20,250
  Diversinet Corp. - warrants (a) (d)                             50,625               (c)
  Duke Energy Corporation                                          1,518           31,104
  El Paso Corporation                                              9,108           70,587
  EMC Corporation (a)                                              7,000           35,770
  Equitable Resources, Inc.                                        4,793          170,631
  Fleming Companies, Inc. (b)                                      1,518            9,776
  Freeport-McMoRan Copper & Gold Inc. - Class B (a) (b)            9,086          110,849
  Gemstar-TV Guide International, Inc. (a)                        64,542          232,997
  General Motors Corporation - Class H (a)                         3,680           36,248
  Granite Broadcasting Corporation (a)                             7,590           14,269
  Gray Television, Inc. (b)                                        3,835           33,940
  Hain Celestial Group, Inc. (The) (a)                             1,159           16,608
  Heinz (H.J.) Company                                               608           19,553
  Hewlett-Packard Company                                          8,641          136,528
  Honeywell International Inc.                                    17,295          414,042
  Interep National Radio Sales, Inc. (a)                           6,370           16,881
  Knight-Ridder, Inc.                                              1,664          100,140
  Leap Wireless International, Inc. (a)                           34,000           10,880
  Liberty Media Corporation - Class A (a)                         96,092          794,680
  Lockheed Martin Corporation                                      4,900          283,710
  Loral Space & Communications Ltd. (a)                          102,925           34,995
  Lucent Technologies Inc. (a) (b)                                95,540          117,514
  ManTech International Corporation - Class A (a)                  5,300          131,175
  Mattel, Inc.                                                     9,108          167,223
  McLeodUSA Incorporated - Class A - escrow (a) (d)               30,000               (c)
  McLeodUSA Incorporated - Class A (a)                             1,757              773
  Merrill Lynch & Co., Inc.                                        1,518           57,608
  Metro-Goldwyn-Mayer Inc. (a)                                     4,296           54,989
  Morgan Chase & Co. (J.P.)                                        3,036           62,997
  Newmont Mining Corporation                                       7,589          187,600
  Nextel Communications, Inc. - Class A (a) (b)                   58,516          660,059
  NTL Incorporated - rights (d)                                      216               (c)
  Oracle Corporation (a)                                          35,578          364,675
  Paxson Communications Corporation (a)                           15,600           41,028
  Peabody Energy Corporation                                         455           11,716
  Pepsi Bottling Group, Inc. (The)                                12,200          328,790
  Qwest Communications International Inc. (a)                     15,179           51,457
  Reader's Digest Association, Inc. (The) - Class A                  892           14,504
  Ross Stores, Inc.                                               14,000          585,900
  Rural Cellular Corporation - Class A (a)                        30,105           40,642
  SBC Communications Inc.                                            491           12,599
  Schering-Plough Corporation                                      4,554           97,228
  Scripps (E.W.) Company (The)                                     1,177           90,853
  Sinclair Broadcast Group, Inc. - Class A (a) (b)                19,038          225,220
  Sprint Corporation (FON Group)                                   8,518          105,794
  StorageNetworks, Inc. (a)                                       20,620           19,383
  Telephone and Data Systems, Inc.                                   304           15,474
  Tennant Company                                                    304            9,169
  Texas Instruments Incorporated                                  18,844          298,866
  Ticketmaster - Class B (a)                                      40,496          955,705
  Travelers Property Casualty Corp. - Class A (a)                 10,500          139,335
  Tribune Company                                                    455           21,863
  United States Cellular Corporation (a)                             559           15,428
  UnitedGlobalCom, Inc. - Class A (a)                             66,993          126,617
  ValueVision International, Inc. - Class A (a)                    8,600          113,692
  Verizon Communications, Inc.                                     1,391           52,524
  Viacom, Inc. - Class A (a)                                         759           33,844
  Viacom, Inc. - Class B (a)                                      13,975          623,425
  Washington Post Company (The) - Class B                            595          433,101
  Western Wireless Corporation - Class A (a)                      12,934           44,622
  Williams Companies, Inc. (The)                                  10,626           19,977

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX GABELLI GLOBAL GROWTH

                                       92
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  WorldCom, Inc. - MCI Group                                      28,280   $        2,885
  Wyeth                                                            1,518           50,853
  Young Broadcasting Inc. - Class A (a)                           27,086          270,860
                                                                           --------------

TOTAL COMMON STOCKS (COST: $39,801,873)                                        29,318,726
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $40,249,158)                            $   29,717,121
                                                                           ==============

SUMMARY:
  Investments, at market value                                     63.6%   $   29,717,121
  Other assets in excess of liabilities                            36.4%       16,972,261
                                                           -------------   --------------
  Net assets                                                      100.0%   $   46,689,382
                                                           =============   ==============
INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                            PERCENTAGE         MARKET
                                                           OF NET ASSETS        VALUE
------------------------------------------------------------------------------------------
  Aerospace                                                         0.8%   $      367,022
  Amusement & Recreation Services                                   0.6%          264,907
  Apparel & Accessory Stores                                        1.3%          585,900
  Apparel Products                                                  1.0%          446,960
  Automotive                                                        3.2%        1,492,710
  Beer, Wine & Distilled Beverages                                  0.0%           11,680
  Beverages                                                         1.5%          704,509
  Business Services                                                 3.3%        1,534,110
  Chemicals & Allied Products                                       0.7%          324,253
  Commercial Banks                                                  1.1%          516,328
  Communication                                                     4.2%        1,957,721
  Communications Equipment                                          0.3%          152,509
  Computer & Data Processing Services                               3.3%        1,522,515
  Computer & Office Equipment                                       0.6%          258,919
  Construction                                                      1.0%          485,378
  Department Stores                                                 0.3%          134,617
  Drug Stores & Proprietary Stores                                  0.0%           17,679
  Educational Services                                              0.3%          118,680
  Electric Services                                                 0.8%          394,482
  Electric, Gas & Sanitary Services                                 0.0%           14,630
  Electronic & Other Electric Equipment                             0.7%          309,977
  Electronic Components & Accessories                               0.9%          416,816
  Environmental Services                                            0.2%          107,825
  Food & Kindred Products                                           1.6%          763,540
  Gas Production & Distribution                                     0.6%          270,967
  Holding & Other Investment Offices                                0.1%           59,925
  Industrial Machinery & Equipment                                  0.0%           16,431
  Instruments & Related Products                                    0.2%           73,903
  Insurance                                                         0.8%          393,356
  Leather & Leather Products                                        1.9%          909,709
  Management Services                                               0.3%          131,175
  Manufacturing Industries                                          0.6%          277,383
  Medical Instruments & Supplies                                    0.0%           20,625

------------------------------------------------------------------------------------------
                                                            PERCENTAGE         MARKET
                                                           OF NET ASSETS        VALUE
------------------------------------------------------------------------------------------
  Metal Mining                                                      7.0%   $    3,285,293
  Mining                                                            0.1%           39,414
  Motion Pictures                                                   1.5%          699,216
  Oil & Gas Extraction                                              2.3%        1,084,890
  Personal Services                                                 0.5%          209,484
  Petroleum Refining                                                0.3%          158,672
  Pharmaceuticals                                                   2.4%        1,129,294
  Primary Metal Industries                                          0.2%          110,136
  Printing & Publishing                                             1.7%          785,882
  Radio & Television Broadcasting                                   4.5%        2,101,461
  Restaurants                                                       0.3%          137,576
  Retail Trade                                                      0.3%          121,459
  Security & Commodity Brokers                                      0.1%           58,050
  Telecommunications                                                9.9%        4,637,682
  Tobacco Products                                                  0.2%           80,896
  Wholesale Trade Durable Goods                                     0.0%           10,799
  Wholesale Trade Nondurable Goods                                  0.0%            9,776
                                                           -------------   --------------
      Investments, at market value                                 63.6%       29,717,121
      Other assets in excess of liabilities                        36.4%       16,972,261
                                                           -------------   --------------
      Net assets                                                  100.0%   $   46,689,382
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:

------------------------------------------------------------------------
                                          AMOUNT IN      NET UNREALIZED
               BOUGHT     SETTLEMENT    U.S. DOLLARS      APPRECIATION
CURRENCY       (SOLD)        DATE       BOUGHT (SOLD)    (DEPRECIATION)
------------------------------------------------------------------------
Japanese Yen  3,613,212    11/06/02    $       29,484    $           22

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $4,732,694. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c)         Market value is less than $1.

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

(e)         NTL Incorporated is currently in default on interest payments.

DEFINITIONS:

ADR         American Depositary Receipt

GDR         Global Depository Receipt

RNC         Saving Non-Convertible Shares

                                       93
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GOLDMAN SACHS GROWTH

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (99.4%)

Aerospace (0.6%)
  Lockheed Martin Corporation                                      1,350   $       78,165
  United Technologies Corporation                                  1,400           86,338

Amusement & Recreation Services (1.7%)
  Harrah's Entertainment, Inc. (a)                                10,140          425,880

Automotive (0.3%)
  Honeywell International Inc.                                     2,940           70,384

Beverages (4.4%)
  Coca-Cola Company (The)                                          8,900          413,672
  PepsiCo, Inc.                                                   15,852          699,073

Business Services (3.0%)
  Clear Channel Communications, Inc. (a)                           5,577          206,628
  First Data Corporation                                          10,460          365,472
  TMP Worldwide Inc. (a)                                           6,580          101,858
  Valassis Communications, Inc. (a)                                3,340           86,172

Chemicals & Allied Products (4.8%)
  Avon Products, Inc.                                              3,780          183,292
  Colgate-Palmolive Company                                        7,730          424,995
  du Pont (E.I.) de Nemours and Company                            6,101          251,666
  Procter & Gamble Company (The)                                   4,250          375,913

Commercial Banks (7.9%)
  Bank of America Corporation                                      5,430          379,014
  Bank of New York Company, Inc. (The)                             2,540           66,040
  Citigroup Inc.                                                  17,206          635,762
  MBNA Corporation                                                16,800          341,208
  State Street Corporation                                         6,590          272,628
  Wells Fargo & Company                                            6,090          307,362

Communication (5.4%)
  Cablevision Systems Corporation - Class A (a)                    7,801           74,578
  Cox Communications, Inc. - Class A (a)                           2,360           64,664
  Crown Castle International Corp. (a)                            20,760           72,660
  Echostar Communications Corporation  - Class A (a)               8,640          176,170
  Liberty Media Corporation - Class A (a)                         24,640          203,773
  Viacom, Inc. - Class B (a)                                      17,780          793,165

Communications Equipment (1.7%)
  QUALCOMM Incorporated (a)                                       12,800          441,856

Computer & Data Processing Services (8.2%)
  Automatic Data Processing, Inc.                                  3,330          141,625
  Intuit Inc. (a)                                                  6,380          331,250
  Microsoft Corporation (a)                                       25,970        1,388,615
  Oracle Corporation (a)                                           9,770          100,143
  Sabre Holdings Corporation (a)                                   6,750          129,465

Computer & Office Equipment (4.3%)
  Cisco Systems, Inc. (a)                                         31,540          352,617
  Dell Computer Corporation (a)                                   11,260          322,149
  EMC Corporation (a)                                             17,390           88,863
  International Business Machines Corporation                      4,150          327,601

Drug Stores & Proprietary Stores (1.1%)
  Walgreen Co.                                                     8,390          283,163

Electronic & Other Electric Equipment (4.0%)
  Energizer Holdings, Inc. (a)                                     8,100          241,704
  General Electric Company                                        30,390          767,347

Electronic Components & Accessories (2.6%)
  Intel Corporation                                               23,950          414,335
  Intersil Corporation - Class A (a)                               3,980           67,620
  Texas Instruments Incorporated                                   8,110          128,625
  Xilinx, Inc. (a)                                                 2,870           54,501

Environmental Services (0.2%)
  Waste Management, Inc.                                           1,900           43,738

Fabricated Metal Products (0.4%)
  Gillette Company (The)                                           3,550          106,074

Food & Kindred Products (1.3%)
  Wrigley (Wm.) Jr. Company                                        6,500          343,005

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Hotels & Other Lodging Places (1.7%)
  Marriott International, Inc. - Class A                           7,580   $      234,449
  Starwood Hotels & Resorts Worldwide, Inc.                        8,260          192,458

Instruments & Related Products (0.1%)
  Raytheon Company                                                 1,180           34,810

Insurance (4.0%)
  Ambac Financial Group, Inc.                                      8,275          511,395
  American International Group, Inc.                               8,130          508,532

Lumber & Other Building Materials (1.6%)
  Home Depot, Inc. (The)                                          10,190          294,287
  Lowe's Companies, Inc.                                           2,810          117,261

Lumber & Wood Products (0.4%)
  Weyerhaeuser Company                                             2,320          105,096

Motion Pictures (1.9%)
  AOL Time Warner Inc. (a)                                        28,030          413,443
  Metro-Goldwyn-Mayer Inc. (a)                                     6,100           78,080

Oil & Gas Extraction (0.8%)
  Anadarko Petroleum Corporation                                   1,620           72,155
  Apache Corporation                                               1,090           58,925
  Schlumberger Limited                                             1,790           71,797

Paper & Allied Products (1.9%)
  3M Company                                                       1,970          250,072
  International Paper Company                                      4,520          157,884
  Kimberly-Clark Corporation                                       1,690           87,035

Personal Credit Institutions (0.3%)
  SLM Corporation                                                    690           70,891

Personal Services (1.2%)
  Cendant Corp. (a)                                               25,730          295,895

Petroleum Refining (4.7%)
  ChevronTexaco Corporation                                        4,601          311,166
  Exxon Mobil Corporation                                         26,094          878,323

Pharmaceuticals (12.1%)
  Amgen Inc. (a)                                                   3,950          183,912
  Bristol-Myers Squibb Co.                                        11,630          286,214
  Johnson & Johnson                                               11,850          696,188
  Lilly (Eli) and Company                                          6,960          386,280
  Merck & Co., Inc.                                                4,790          259,810
  Pfizer Inc.                                                     29,042          922,663
  Schering-Plough Corporation                                      3,670           78,355
  Wyeth                                                            7,270          243,545

Primary Metal Industries (0.3%)
  Alcoa Inc.                                                       3,760           82,946

Printing & Publishing (1.3%)
  Gannett Co., Inc.                                                1,780          135,155
  New York Times Company (The) - Class A                           4,220          204,290

Radio & Television Broadcasting (1.0%)
  Univision Communications Inc. - Class A (a)                      9,720          251,845

Savings Institutions (0.2%)
  Washington Mutual, Inc.                                          1,730           61,865

Security & Commodity Brokers (1.5%)
  Merrill Lynch & Co., Inc.                                        2,640          100,188
  Morgan Stanley Dean Witter & Co.                                 2,320           90,294
  Schwab (Charles) Corporation (The)                              20,620          189,292

Telecommunications (1.8%)
  SBC Communications Inc.                                          9,540          244,796
  Verizon Communications, Inc.                                     5,939          224,257

Tobacco Products (1.2%)
  Philip Morris Companies Inc.                                     7,430          302,773

U.S. Government Agencies (5.1%)
  Fannie Mae                                                       9,560          639,182
  Freddie Mac                                                     10,940          673,685

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX GOLDMAN SACHS GROWTH

                                       94
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Variety Stores (4.4%)
  Family Dollar Stores, Inc.                                       3,710   $      114,231
  Wal-Mart Stores, Inc.                                           18,950        1,014,772
                                                                           --------------

TOTAL COMMON STOCKS (COST: $33,254,286)                                        25,361,320
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $33,254,286)                            $   25,361,320
                                                                           ==============

SUMMARY:
  Investments, at market value                                     99.4%   $   25,361,320
  Other assets in excess of liabilities                             0.6%          141,305
                                                           -------------   --------------
  Net assets                                                      100.0%   $   25,502,625
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

                                       95
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - AMERICA(SM)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (91.3%)

Aerospace (9.1%)
  United Technologies Corporation                                200,300   $   12,352,501

Beverages (3.0%)
  Coca-Cola Company (The)                                         86,000        3,997,280

Business Services (12.4%)
  First Data Corporation                                         173,300        6,055,102
  Omnicom Group, Inc.                                            185,100       10,667,313

Chemicals & Allied Products (6.5%)
  Colgate-Palmolive Company                                      108,100        5,943,338
  Procter & Gamble Company (The)                                  30,900        2,733,105

Commercial Banks (6.1%)
  Bank of New York Company, Inc. (The)                           160,800        4,180,800
  Citigroup Inc.                                                 107,300        3,964,735

Electronic & Other Electric Equipment (8.0%)
  General Electric Company                                       424,400       10,716,100

Fabricated Metal Products (3.4%)
  Gillette Company (The)                                         151,338        4,521,979

Insurance (8.6%)
  American International Group, Inc.                             183,100       11,452,905

Medical Instruments & Supplies (5.0%)
  Medtronic, Inc. (a)                                            148,100        6,634,880

Paper & Allied Products (3.3%)
  3M Company                                                      34,400        4,366,736

Pharmaceuticals (17.2%)
  Johnson & Johnson                                              101,800        5,980,750
  Pfizer Inc.                                                    396,600       12,599,982
  Wyeth                                                          135,000        4,522,500

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Security & Commodity Brokers (8.7%)
  Goldman Sachs Group, Inc. (The)                                 69,400   $    4,969,040
  Lehman Brothers Holdings Inc.                                   93,200        4,964,764
  Merrill Lynch & Co., Inc.                                       44,400        1,684,980
                                                                           --------------

TOTAL COMMON STOCKS (COST: $146,455,890)                                      122,308,790
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $146,455,890)                           $  122,308,790
                                                                           ==============

SUMMARY:
  Investments, at market value                                     91.3%   $  122,308,790
  Other assets in excess of liabilities                             8.7%       11,616,890
                                                           -------------   --------------
  Net assets                                                      100.0%   $  133,925,680
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $2,117,454. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

                                       96
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - GLOBAL(2)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (92.5%)

Australia (4.6%)
  News Corporation Limited (The) - ADR                            33,900   $      787,497

France (4.6%)
  L'Oreal SA - ADR                                                52,900          787,908

Germany (1.8%)
  SAP AG - ADR                                                    16,000          306,240

Japan (6.8%)
  Canon Inc. - ADR                                                10,000          367,600
  Sony Corporation - ADR                                          18,300          791,292

Netherlands (4.6%)
  ING Groep NV - ADR                                              47,100          780,447

South Korea (2.1%)
  Samsung Electronics Co., Ltd. - GDR - 144A (b)                   2,500          356,875

Switzerland (10.3%)
  Nestle SA - ADR                                                 15,000          804,012
  Novartis AG - ADR                                               25,000          948,500

United Kingdom (3.6%)
  HSBC Holdings PLC - ADR                                         11,000          612,700

United States (54.1%)
  AFLAC Incorporated                                              10,700          325,708
  American International Group, Inc.                              10,000          625,500
  Amgen Inc. (a)                                                   6,800          316,608
  Analog Devices, Inc. (a)                                        14,000          375,200
  General Electric Company                                        35,500          896,375
  Goldman Sachs Group, Inc. (The)                                  9,200          658,720
  Intel Corporation                                               20,800          359,840
  International Business Machines Corporation                      4,700          371,018
  Johnson & Johnson                                                9,020          529,925
  Medtronic, Inc.                                                 17,200          770,560
  Merrill Lynch & Co., Inc.                                       18,000          683,100
  Microsoft Corporation (a)                                        6,400          342,208
  Omnicom Group, Inc.                                             12,600          726,138
  Pfizer Inc.                                                     30,200          959,454
  Texas Instruments Incorporated                                  17,900          283,894
  United Technologies Corporation                                 15,200          937,384
                                                                           --------------

TOTAL COMMON STOCKS (COST: $17,721,268)                                        15,704,703
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $17,721,268)                            $   15,704,703
                                                                           ==============

SUMMARY:
  Investments, at market value                                     92.5%   $   15,704,703
  Other assets in excess of liabilities                             7.5%        1,266,312
                                                           -------------   --------------
  Net assets                                                      100.0%   $   16,971,015
                                                           =============   ==============

INVESTMENTS BY INDUSTRY:

------------------------------------------------------------------------------------------
                                                            PERCENTAGE         MARKET
                                                           OF NET ASSETS        VALUE
------------------------------------------------------------------------------------------
  Aerospace                                                         5.5%   $      937,384
  Business Services                                                 4.3%          726,138
  Chemicals & Allied Products                                       4.6%          787,908
  Commercial Banks                                                  3.6%          612,700
  Computer & Data Processing Services                               3.8%          648,448
  Computer & Office Equipment                                       4.4%          738,618
  Electronic & Other Electric Equipment                            12.1%        2,044,542
  Electronic Components & Accessories                               6.0%        1,018,934
  Food & Kindred Products                                           4.7%          804,012
  Insurance                                                         5.6%          951,208
  Life Insurance                                                    4.6%          780,447
  Medical Instruments & Supplies                                    4.5%          770,560
  Motion Pictures                                                   4.6%          787,497
  Pharmaceuticals                                                  16.3%        2,754,487
  Security & Commodity Brokers                                      7.9%        1,341,820
                                                           -------------   --------------
      Investments, at market value                                 92.5%       15,704,703
      Other assets in excess of liabilities                         7.5%        1,266,312
                                                           -------------   --------------
      Net assets                                                  100.0%   $   16,971,015
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

DEFINITIONS:

ADR         American Depositary Receipt

GDR         Global Depository Receipt

                                       97
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX GREAT COMPANIES - TECHNOLOGY(SM)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (96.5%)

Business Services (4.9%)
  First Data Corporation                                          18,700   $      653,378

Computer & Data Processing Services (20.4%)
  Electronic Arts Inc. (a)                                         8,900          579,568
  Electronic Data Systems Corporation                             16,500          248,490
  Microsoft Corporation (a)                                       11,400          609,558
  Oracle Corporation (a)                                          64,300          659,075
  Symantec Corporation (a)                                        15,000          600,000

Computer & Office Equipment (22.5%)
  Cisco Systems, Inc. (a)                                         53,800          601,484
  Dell Computer Corporation (a)                                   32,200          921,242
  EMC Corporation (a)                                             89,800          458,878
  International Business Machines Corporation                     12,600          994,644

Electronic Components & Accessories (29.5%)
  Analog Devices, Inc. (a)                                        37,300          999,640
  Intel Corporation                                               58,400        1,010,320
  Maxim Integrated Products                                       18,800          598,592
  Texas Instruments Incorporated                                  40,700          645,502
  Xilinx, Inc. (a)                                                33,800          641,862

Industrial Machinery & Equipment (5.3%)
  Applied Materials, Inc. (a)                                     46,700          701,901

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Manufacturing Industries (4.4%)
  International Game Technology (a)                                7,800   $      586,638

Pharmaceuticals (9.5%)
  Amgen Inc. (a)                                                  14,500          675,120
  Genentech, Inc. (a)                                             16,900          576,121
                                                                           --------------

TOTAL COMMON STOCKS (COST: $18,644,338)                                        12,762,013
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $18,644,338)                            $   12,762,013
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.5%   $   12,762,013
  Other assets in excess of liabilities                             3.5%          465,642
                                                           -------------   --------------
  Net assets                                                      100.0%   $   13,227,655
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

                                       98
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX ISABELLE SMALL CAP VALUE

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (90.9%)

Apparel Products (0.6%)
  Tommy Hilfiger Corporation (a)                                  70,800   $      534,540

Automotive (3.6%)
  GenCorp Inc. (b)                                               163,500        1,337,430
  National R.V. Holdings, Inc. (a)                               200,500        1,130,820
  Transpro, Inc. (a)                                             132,300          668,115

Beverages (3.8%)
  Coca-Cola Bottling Co. Consolidated                             61,400        3,271,392

Business Services (4.1%)
  Butler International, Inc. (a)                                 698,500          370,205
  Idine Rewards Network Inc.                                     281,900        2,537,100
  Westaff, Inc. (a)                                              267,500          588,500

Chemicals & Allied Products (9.0%)
  American Vanguard Corporation                                   83,600        1,897,720
  Crompton Corporation                                           290,300        1,924,689
  PolyOne Corporation                                            331,900        2,655,200
  Terra Nitrogen Company, L.P.                                   262,200        1,258,560

Communications Equipment (3.2%)
  Ditech Communications Corporation (a)                          859,800        1,616,424
  EMS Technologies, Inc. (a)                                      79,100        1,108,191

Computer & Data Processing Services (3.5%)
  Elite Information Group, Inc. (a)                              149,300        1,067,495
  Progress Software Corporation (a)                               63,100          787,488
  Viewpoint Corporation (a)                                      364,500        1,129,950

Construction (1.3%)
  Quanta Services, Inc. (a)                                      356,900        1,134,942

Electrical Goods (3.3%)
  Craftmade International, Inc.                                  155,600        2,046,140
  Pioneer-Standard Electronics, Inc. (b)                         112,910          790,370

Electronic & Other Electric Equipment (3.7%)
  Magnetek, Inc. (a)                                             279,600        1,336,488
  The Lamson & Sessions Co. (a)                                  512,800        1,846,080

Electronic Components & Accessories (2.7%)
  Skyworks Solutions, Inc. (a) (b)                               231,900        1,646,490
  Woodhead Industries, Inc.                                       65,200          671,560

Fabricated Metal Products (5.1%)
  Material Sciences Corporation (a)                              130,500        1,430,280
  Shaw Group Inc. (The) (a) (b)                                  196,600        2,941,136

Food & Kindred Products (1.3%)
  Poore Brothers, Inc. (a)                                       551,800        1,153,262

Holding & Other Investment Offices (2.9%)
  4Kids Entertainment, Inc. (a) (b)                               92,400        2,499,420

Industrial Machinery & Equipment (6.6%)
  DT Industries, Inc. (a)                                        375,400          731,655
  Gehl Company (a)                                               170,300        1,605,929
  GSI Lumonics Inc. (a)                                          148,500          738,045
  JLG Industries, Inc.                                           160,100        1,272,795
  NACCO Industries, Inc. - Class A                                31,300        1,352,160

Instruments & Related Products (6.0%)
  Analogic Corporation                                             3,200          127,904
  Signal Technology Corporation (a)                              270,100        3,346,539
  Sypris Solutions, Inc.                                         157,100        1,658,976

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Manufacturing Industries (1.4%)
  Oneida Ltd.                                                    104,500   $    1,238,325

Oil & Gas Extraction (1.4%)
  Mission Resources Corporation (a)                              322,600          141,944
  Southwestern Energy Company (a)                                 78,100          877,844
  Willbros Group, Inc. (a)                                        30,400          225,264

Paper & Allied Products (1.7%)
  Wausau-Mosinee Paper Corporation                               151,400        1,445,870

Paper & Paper Products (0.4%)
  United Stationers Inc.                                          11,100          330,003

Paperboard Containers & Boxes (1.7%)
  Graphic Packaging International Corporation (a)                194,700        1,450,515

Petroleum Refining (0.7%)
  Tesoro Petroleum Corporation (a)                               173,800          566,588

Pharmaceuticals (11.7%)
  ARIAD Pharmaceuticals, Inc. (a)                                663,900        1,546,887
  EPIX Medical, Inc. (a)                                         133,200          845,820
  PRAECIS PHARMACEUTICALS INCORPORATED (a)                       883,500        2,403,120
  Scios Inc. (a) (b)                                              75,800        2,187,588
  United Therapeutics Corporation (a) (b)                        211,200        3,157,440

Primary Metal Industries (6.1%)
  AK Steel Holding Corporation (a)                               295,100        2,136,524
  Commonwealth Industries, Inc.                                  382,800        2,361,876
  RTI International Metals, Inc. (a)                              74,600          772,110

Radio, Television & Computer Stores (2.3%)
  InterTAN, Inc. (a)                                             275,700        1,957,470

Telecommunications (1.4%)
  D&E Communications, Inc.                                       186,000        1,199,700

Wholesale Trade Durable Goods (1.4%)
  A.M. Castle & Co.                                              192,300        1,205,721
                                                                           --------------

TOTAL COMMON STOCKS (COST: $96,485,424)                                        78,264,599
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $96,485,424)                            $   78,264,599
                                                                           ==============

SUMMARY:
  Investments, at market value                                     90.9%   $   78,264,599
  Other assets in excess of liabilities                             9.1%        7,846,512
                                                           -------------   --------------
  Net assets                                                      100.0%   $   86,111,111
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $13,836,113. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS BALANCED

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (12.2%)
  U.S. Treasury Bond
    6.50%, due 05/15/2005 (b)                              $   1,060,000   $    1,179,791
    5.00%, due 08/15/2011 (b)                                  1,775,000        1,933,470
    4.88%, due 02/15/2012 (b)                                    355,000          382,781
    7.25%, due 05/15/2016 (b)                                  5,720,000        7,221,723
    7.88%, due 02/15/2021                                      2,100,000        2,825,155
    7.25%, due 08/15/2022                                      2,100,000        2,676,597
    6.25%, due 08/15/2023 (b)                                  2,396,000        2,751,375
    6.00%, due 02/15/2026 (b)                                  3,165,000        3,538,372
    5.25%, due 02/15/2029                                      1,830,000        1,854,376
    6.25%, due 05/15/2030 (b)                                  3,860,000        4,483,479
  U.S. Treasury Note
    3.38%, due 04/30/2004                                      2,095,000        2,152,374
    2.13%, due 08/31/2004 (b)                                  1,935,000        1,951,958
    5.88%, due 11/15/2004 (b)                                  3,980,000        4,311,821
    5.75%, due 11/15/2005 (b)                                  2,440,000        2,698,201
    6.50%, due 10/15/2006                                      1,710,000        1,966,031
    5.63%, due 05/15/2008                                      2,825,000        3,196,979
    6.00%, due 08/15/2009 (b)                                  2,125,000        2,456,118
    5.75%, due 08/15/2010 (b)                                  1,770,000        2,021,188
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $46,750,371)                          49,601,789
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (9.2%)
  Fannie Mae
    3.63%, due 04/15/2004                                        595,000          611,651
    5.63%, due 05/14/2004                                      5,990,000        6,344,943
    6.50%, due 08/15/2004                                        595,000          643,332
    5.50%, due 05/02/2006                                      2,630,000        2,877,241
    4.75%, due 01/02/2007                                      1,235,000        1,302,843
    5.00%, due 01/15/2007                                      2,905,000        3,134,178
    5.25%, due 01/15/2009                                      1,050,000        1,137,653
    6.38%, due 06/15/2009                                        180,000          206,373
    6.25%, due 02/01/2011                                      1,865,000        2,058,179
    6.00%, due 05/15/2011                                        220,000          245,126
    5.38%, due 11/15/2011 (b)                                  4,010,000        4,281,758
  Federal Home Loan Bank
    4.88%, due 05/14/2004                                      3,040,000        3,181,928
    3.38%, due 06/15/2004                                      2,735,000        2,804,849
    6.50%, due 11/15/2005                                      3,555,000        3,969,691
  Freddie Mac
    4.25%, due 06/15/2005                                      2,165,000        2,274,075
    5.75%, due 04/15/2008                                        820,000          912,970
    5.88%, due 03/21/2011                                      1,340,000        1,448,904
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $35,593,277)
                                                                               37,435,694
                                                                           --------------

CORPORATE DEBT SECURITIES (22.0%)

Aerospace (1.3%)
  Honeywell International Inc.
    5.13%, due 11/01/2006                                      1,410,000        1,481,204
  Lockheed Martin Corporation
    7.25%, due 05/15/2006                                        610,000          685,570
    8.20%, due 12/01/2009                                        750,000          908,228
    7.65%, due 05/01/2016                                      1,775,000        2,186,976

Amusement & Recreation Services (0.0%)
  Premier Parks Inc.
    9.75%, due 06/15/2007                                        150,000          138,750

Automotive (0.6%)
  Delphi Corporation
    6.55%, due 06/15/2006                                      1,265,000        1,330,102
  Honeywell International Inc.
    6.13%, due 11/01/2011                                      1,220,000        1,294,810

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Beverages (2.9%)
  Anheuser-Busch Companies, Inc.
    5.65%, due 09/15/2008                                  $   2,220,000   $    2,449,015
    5.75%, due 04/01/2010                                        600,000          649,967
    6.00%, due 04/15/2011                                      1,280,000        1,413,613
    7.55%, due 10/01/2030                                        480,000          590,768
    6.80%, due 01/15/2031                                        525,000          591,838
    6.80%, due 08/20/2032                                        700,000          791,034
  Coca Cola Enterprises Inc.
    5.38%, due 08/15/2006                                        950,000        1,025,262
    6.13%, due 08/15/2011                                      1,450,000        1,593,810
    4.38%, due 09/15/2009                                      1,110,000        1,113,450
    7.13%, due 09/30/2009                                        895,000        1,035,289
  Pepsi Bottling Group, Inc. (The)
    5.63%, due 02/17/2009                                        480,000          517,152

Business Services (0.3%)
  Clear Channel Communications, Inc.
    6.00%, due 11/01/2006                                      1,105,000        1,137,144

Chemicals & Allied Products (0.7%)
  Dow Chemical Company (The)
    6.13%, due 02/01/2011                                      1,570,000        1,556,333
  International Flavors & Fragrances Inc.
    6.45%, due 05/15/2006                                      1,150,000        1,248,829

Commercial Banks (0.8%)
  Citigroup Inc.
    7.25%, due 10/01/2010                                      1,435,000        1,626,075
    6.63%, due 06/15/2032                                        435,000          443,216
  Firstar Bank, NA
    7.13%, due 12/01/2009                                        150,000          168,162
  US Bank NA
    5.70%, due 12/15/2008                                        975,000        1,057,853

Communication (1.8%)
  Comcast Cable Communications, Inc.
    7.13%, due 06/15/2013                                        215,000          205,344
  Cox Communications, Inc.
    7.50%, due 08/15/2004                                        375,000          385,308
    7.75%, due 08/15/2006                                        220,000          233,394
    7.13%, due 10/01/2012                                        460,000          475,266
  TCI Communications, Inc.
    6.38%, due 05/01/2003                                      2,625,000        2,614,316
    8.65%, due 09/15/2004                                        160,000          161,704
  Viacom Inc.
    7.75%, due 06/01/2005                                      1,135,000        1,257,935
    7.70%, due 07/30/2010                                      1,030,000        1,205,578
  Viacom, Inc. - Class A 5.63%, due 08/15/2012                   600,000          623,045

Computer & Office Equipment (0.5%)
  Apple Computer, Inc.
    6.50%, due 02/15/2004                                        975,000          972,563
  Sun Microsystems, Inc.
    7.35%, due 08/15/2004                                        190,000          190,120
    7.65%, due 08/15/2009                                        955,000          962,757

Department Stores (0.4%)
  Meyer (Fred) Stores, Inc.
    7.45%, due 03/01/2008                                      1,415,000        1,592,442

Electronic & Other Electric Equipment (0.4%)
  Maytag Corporation - Series E 6.88%, due 12/01/2006          1,400,000        1,547,050

Food & Kindred Products (1.1%)
  General Mills, Inc.
    5.13%, due 02/15/2007                                        970,000        1,018,683
    6.00%, due 02/15/2012 (b)                                    640,000          685,518
  Kellogg Company
    5.50%, due 04/01/2003                                      2,600,000        2,631,496
    7.45%, due 04/01/2031                                        250,000          295,268

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS BALANCED

                                      100
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Food Stores (1.2%)
  Kroger Co. (The)
    7.80%, due 08/15/2007                                  $     565,000   $      639,889
    7.00%, due 05/01/2018                                        210,000          216,958
    6.80%, due 12/15/2018                                        380,000          383,673
  Safeway Inc.
    6.15%, due 03/01/2006                                        645,000          698,309
    6.50%, due 11/15/2008                                        503,000          556,594
    6.50%, due 03/01/2011                                        580,000          631,723
    7.25%, due 02/01/2031                                      1,735,000        1,897,271

Furniture & Fixtures (0.3%)
  Lear Corporation
    7.96%, due 05/15/2005                                      1,025,000        1,060,875

Hotels & Other Lodging Places (0.2%)
  Starwood Hotels & Resorts Worldwide, Inc. - 144A (c)
    7.38%, due 05/01/2007                                        475,000          453,625
    7.88%, due 05/01/2012                                        355,000          339,913

Industrial Machinery & Equipment (0.3%)
  Black & Decker Corporation
    7.13%, due 06/01/2011                                        925,000        1,046,169

Insurance (0.4%)
  UnitedHealth Group Incorporated
    7.50%, due 11/15/2005                                        700,000          787,792
    5.20%, due 01/17/2007                                        730,000          774,234

Insurance Agents, Brokers & Service (0.3%)
  Marsh & McLennan Companies, Inc.
    5.38%, due 03/15/2007                                        970,000        1,039,927

Life Insurance (0.8%)
  AIG SunAmerica Global Financing IX - 144A (c)
    5.10%, due 01/17/2007                                      1,965,000        2,062,144
  SunAmerica, Inc.
    6.75%, due 10/01/2007                                      1,000,000        1,126,044

Lumber & Other Building Materials (1.2%)
  Home Depot, Inc. (The)
    6.50%, due 09/15/2004                                      4,600,000        4,968,695

Motion Pictures (0.4%)
  AOL Time Warner Inc.
    9.15%, due 02/01/2023                                      1,125,000        1,150,364
    7.70%, due 05/01/2032                                        665,000          610,772

Personal Credit Institutions (2.6%)
  American General Finance Corporation
    5.38%, due 09/01/2009                                        410,000          417,480
  American General Finance Corporation - Series F
    5.88%, due 07/14/2006                                      1,250,000        1,328,536
  General Electric Capital Corporation
    7.25%, due 05/03/2004                                        680,000          731,314
    4.25%, due 01/28/2005 (b)                                  1,250,000        1,293,636
    5.35%, due 03/30/2006                                      1,490,000        1,579,805
    6.75%, due 03/15/2032                                        660,000          691,248
  General Motors Acceptance Corporation
    6.75%, due 12/10/2002                                      2,300,000        2,305,472
    5.80%, due 03/12/2003 (b)                                    865,000          869,093
    5.36%, due 07/27/2004                                        820,000          818,289
    5.25%, due 05/16/2005                                        575,000          562,333

Pharmaceuticals (0.6%)
  Pfizer Inc.
    5.63%, due 02/01/2006                                      1,290,000        1,403,352
    6.00%, due 01/15/2008                                      1,000,000        1,103,790

Restaurants (0.2%)
  YUM! Brands, Inc.
    7.70%, due 07/01/2012                                        685,000          708,975

Security & Commodity Brokers (1.1%)
  American Express Company
    6.75%, due 06/23/2004                                      1,400,000        1,504,374
  Salomon Smith Barney Holdings Inc.
    6.50%, due 02/15/2008                                      1,670,000        1,835,262
  Schwab (Charles) Corporation (The)
    8.05%, due 03/01/2010                                      1,100,000        1,289,804

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Telecommunications (0.4%)
  VoiceStream Wireless Corporation
    10.38%, due 11/15/2009                                 $   1,430,000   $    1,472,900

Textile Mill Products (0.1%)
  Mohawk Industries, Inc.
    7.20%, due 04/15/2012                                        285,000          315,656

Variety Stores (1.1%)
  Target Corporation
    5.50%, due 04/01/2007                                      1,310,000        1,399,508
    5.40%, due 10/01/2008                                        400,000          425,605
  Wal-Mart Stores, Inc.
    5.45%, due 08/01/2006 (b)                                  1,125,000        1,226,298
    6.88%, due 08/10/2009                                      1,125,000        1,304,198
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $83,463,134)                            89,124,136
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (1.0%)

Automotive (0.7%)
  Ford Motor Company Capital Trust II                             78,900   $    2,895,630

Printing & Publishing (0.3%)
  Tribune Company                                                 14,245        1,014,956
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $5,677,374)                           3,910,586
                                                                           --------------

PREFERRED STOCKS (0.4%)

Automotive (0.4%)
  General Motors Corporation                                      87,290        1,819,997
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $2,352,165)                                       1,819,997
                                                                           --------------

COMMON STOCKS (44.5%)

Air Transportation (0.5%)
  FedEx Corporation (b)                                           37,285        1,983,189

Amusement & Recreation Services (0.1%)
  Disney (Walt) Company (The)                                     21,820          364,394

Automotive (2.1%)
  Bayerische Motoren Werke AG (BMW) (b)                           99,358        3,543,265
  Harley-Davidson, Inc. (b)                                       23,500        1,229,050
  Honeywell International Inc.                                   155,030        3,711,418

Beverages (2.9%)
  Anheuser-Busch Companies, Inc.                                 107,910        5,693,332
  Diageo PLC                                                     285,420        3,217,523
  PepsiCo, Inc.                                                   68,570        3,023,937

Business Services (0.4%)
  Accenture Ltd. (a) (b)                                          89,505        1,510,844

Chemicals & Allied Products (2.4%)
  Avon Products, Inc.                                              9,190          445,623
  Colgate-Palmolive Company                                       33,365        1,834,408
  du Pont (E.I.) de Nemours and Company                           44,935        1,853,569
  Lauder (Estee) Companies Inc. (The) - Class A (b)               64,915        1,890,325
  Procter & Gamble Company (The)                                  43,420        3,840,499

Commercial Banks (3.2%)
  Bank of America Corporation                                     40,970        2,859,706
  Citigroup Inc.                                                 171,002        6,318,524
  U.S. Bancorp                                                   156,611        3,302,926

Communication (2.9%)
  Comcast Corporation - Class A (a) (b)                           58,194        1,339,044
  Cox Communications, Inc. - Class A (a)                          41,500        1,137,100
  Liberty Media Corporation - Class A (a)                        339,560        2,808,161
  Ono Finance - warrants (d)                                         350               35
  Viacom, Inc. - Class B (a)                                     142,828        6,371,557

Computer & Data Processing Services (3.5%)
  Automatic Data Processing, Inc.                                179,110        7,617,547
  Cadence Design Systems, Inc. (a)                               122,545        1,241,381

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS BALANCED

                                      101
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Computer & Data Processing Services (continued)
  Microsoft Corporation (a)                                       80,065   $    4,281,076
  Yahoo! Inc. (a) (b)                                             47,940          715,265

Computer & Office Equipment (1.0%)
  Apple Computer, Inc. (a)                                        64,920        1,043,264
  Lexmark International Group, Inc. (a) (b)                       52,705        3,131,731

Electric Services (0.5%)
  EnCana Corporation (CAD)                                        21,714          630,406
  EnCana Corporation (USD)                                        51,530        1,499,523

Electronic & Other Electric Equipment (0.5%)
  General Electric Company                                        86,065        2,173,141

Electronic Components & Accessories (0.9%)
  Linear Technology Corporation                                   38,310        1,058,888
  Maxim Integrated Products                                       38,245        1,217,721
  Texas Instruments Incorporated                                  78,695        1,248,103

Environmental Services (0.1%)
  Waste Management, Inc.                                          16,885          388,693

Food & Kindred Products (0.9%)
  Heinz (H.J.) Company                                            53,485        1,720,078
  Unilever NV - NY Shares                                         33,000        2,112,330

Food Stores (0.3%)
  Kroger Co. (The) (a)                                            94,985        1,409,577

Health Services (0.3%)
  Tenet Healthcare Corporation (a)                                39,777        1,143,589

Hotels & Other Lodging Places (1.2%)
  Fairmont Hotels & Resorts Inc.                                  34,616          850,169
  Marriott International, Inc. - Class A (b)                      96,985        2,999,746
  Starwood Hotels & Resorts Worldwide, Inc.                       41,055          956,582

Industrial Machinery & Equipment (0.3%)
  SPX Corporation (a) (b)                                         28,330        1,190,143

Insurance (5.1%)
  AFLAC Incorporated                                             125,055        3,806,674
  Allstate Corporation (The)                                      78,990        3,142,222
  American International Group, Inc.                              76,716        4,798,586
  Berkshire Hathaway Inc. - Class B (a)                            2,364        5,815,440
  Travelers Property Casualty Corp. - Class A (a)                  7,971          105,775
  Travelers Property Casualty Corp. - Class B (a)                 16,377          221,417
  XL Capital Ltd. - Class A                                       32,905        2,505,716

Insurance Agents, Brokers & Service (1.8%)
  Marsh & McLennan Companies, Inc.                               158,505        7,403,769

Lumber & Other Building Materials (0.2%)
  Home Depot, Inc. (The)                                          28,890          834,343

Manufacturing Industries (0.3%)
  Mattel, Inc.                                                    59,415        1,090,859

Medical Instruments & Supplies (0.7%)
  Medtronic, Inc.                                                 66,570        2,982,336

Metal Mining (0.0%)
  Companhia Vale do Rio Doce - ADR (a) (b)                           500           13,175

Motion Pictures (0.7%)
  AOL Time Warner Inc. (a)                                       190,280        2,806,630

Oil & Gas Extraction (2.5%)
  Apache Corporation (b)                                          53,000        2,865,180
  Burlington Resources Inc.                                       94,310        3,885,572
  Total Fina Elf SA                                               24,339        3,353,731

Paper & Allied Products (1.4%)
  3M Company                                                      44,035        5,589,803

Petroleum Refining (1.6%)
  Exxon Mobil Corporation                                        197,040        6,632,366

Pharmaceuticals (2.2%)
  Johnson & Johnson                                               38,470        2,260,113
  Pfizer Inc.                                                    111,265        3,534,889
  Schering-Plough Corporation                                     68,480        1,462,048
  Wyeth                                                           44,805        1,500,968

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Printing & Publishing (1.7%)
  Gannett Co., Inc.                                               91,315   $    6,933,548

Railroads (0.4%)
  Canadian National Railway Company                               35,565        1,517,559

Telecommunications (0.2%)
  AT&T Corp.                                                      77,445        1,009,883

Tobacco Products (0.2%)
  Philip Morris Companies Inc.                                    23,370          952,328

Transportation Equipment (0.7%)
  General Dynamics Corporation                                    34,430        2,724,446

Variety Stores (0.8%)
  Costco Wholesale Corporation (a)                                12,145          412,080
  Target Corporation                                               2,035           61,294
  Wal-Mart Stores, Inc.                                           49,825        2,668,129
                                                                           --------------

TOTAL COMMON STOCKS (COST: $194,603,542)                                      179,798,261
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $368,439,863)                           $  361,690,463
                                                                           ==============

SUMMARY:
  Investments, at market value                                     89.3%   $  361,690,463
  Other assets in excess of liabilities                            10.7%       43,301,594
                                                           -------------   --------------
  Net assets                                                      100.0%   $  404,992,057
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:

-------------------------------------------------------------------------
                                           AMOUNT IN      NET UNREALIZED
                BOUGHT     SETTLEMENT    U.S. DOLLARS      APPRECIATION
CURRENCY        (SOLD)        DATE       BOUGHT (SOLD)    (DEPRECIATION)
-------------------------------------------------------------------------
British Pound   (625,635)   11/01/02    $     (975,052)   $       (3,816)

--------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY:

------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Canada                                                            0.2%   $      630,406
  France                                                            0.9%        3,353,731
  Germany                                                           1.0%        3,543,265
  Spain                                                             0.0%               35
  United Kingdom                                                    0.9%        3,217,523
  United States                                                    97.0%      350,945,503
                                                           -------------   --------------
    Investments, at market value                                  100.0%   $  361,690,463
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $45,304,395. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

DEFINITIONS:

ADR         American Depositary Receipt

                                      102
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS CAPITAL APPRECIATION

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (90.0%)

Amusement & Recreation Services (1.1%)
  Westwood One, Inc.                                              30,185   $    1,095,716

Business Services (8.4%)
  BISYS Group, Inc. (The) (a)                                     52,355          937,155
  eBay, Inc. (a)                                                  16,640        1,052,646
  Hotels.com - Class A (a) (b)                                     3,700          230,695
  Lamar Advertising Company (a)                                   88,270        2,995,883
  Moody's Corporation                                             33,400        1,573,140
  Robert Half International Inc. (a)                              57,510          960,417
  Valassis Communications, Inc. (a)                               17,350          447,630

Chemicals & Allied Products (1.1%)
  Praxair, Inc.                                                    5,795          315,828
  Smith International, Inc. (a) (b)                               23,390          731,171

Commercial Banks (4.6%)
  Commerce Bancorp, Inc. (b)                                      11,580          531,638
  Concord EFS, Inc. (a)                                           19,290          275,461
  M&T Bank Corporation (b)                                         8,675          710,656
  National Commerce Financial Corporation                         39,245          960,718
  North Fork Bancorporation, Inc.                                 15,800          607,668
  Northern Trust Corporation                                      40,100        1,396,282

Communication (1.7%)
  Certegy Inc. (a)                                                21,560          452,760
  Echostar Communications Corporation  - Class A (a)(b)           60,745        1,238,591

Computer & Data Processing Services (1.5%)
  Cadence Design Systems, Inc. (a)                                38,035          385,295
  Electronic Arts Inc. (a) (b)                                    16,175        1,053,316

Computer & Office Equipment (1.1%)
  Apple Computer, Inc. (a)                                        65,550        1,053,389

Construction (1.3%)
  NVR, Inc. (a) (b)                                                3,900        1,322,100

Educational Services (2.4%)
  Apollo Group, Inc. - Class A (a) (b)                            57,901        2,402,891

Electronic & Other Electric Equipment (0.7%)
  AMETEK, Inc.                                                    20,035          707,035

Electronic Components & Accessories (1.7%)
  Cree, Inc. (a) (b)                                              25,215          434,959
  Integrated Device Technology, Inc. (a) (b)                      39,450          389,648
  Marvell Technology Group Ltd. (a) (b)                           24,000          389,040
  National Semiconductor Corporation (a)                          34,320          455,770

Environmental Services (0.1%)
  Allied Waste Industries, Inc. (a) (b)                           16,345          133,212

Fabricated Metal Products (0.7%)
  Stanley Works (The)                                             22,740          736,094

Food & Kindred Products (1.5%)
  Bunge Limited                                                    5,810          147,458
  Dean Foods Company (a) (b)                                      36,100        1,353,389

Gas Production & Distribution (2.2%)
  Kinder Morgan, Inc.                                             58,625        2,146,260

Health Services (5.5%)
  Community Health Systems, Inc. (a) (b)                          32,810          771,035
  Health Management Associates, Inc. - Class A (b)                89,045        1,702,539
  Laboratory Corporation of America Holdings (a)                  65,375        1,575,538
  Quest Diagnostics Incorporated (a)                              21,755        1,388,622

Hotels & Other Lodging Places (1.3%)
  Starwood Hotels & Resorts Worldwide, Inc.                       56,835        1,324,256

Industrial Machinery & Equipment (1.4%)
  Novellus Systems, Inc. (a)                                      27,915          882,114
  SPX Corporation (a) (b)                                         12,780          536,888

Instruments & Related Products (1.7%)
  KLA-Tencor Corporation (a) (b)                                  20,480          729,293
  Millipore Corporation (b)                                       27,420          932,554

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Insurance (14.4%)
  AFLAC Incorporated                                              63,150   $    1,922,285
  Anthem, Inc. (a)                                                15,730          990,990
  Berkshire Hathaway Inc. - Class B (a)                            1,319        3,244,739
  Everest Re Group, Ltd.                                          14,830          860,437
  First Health Group Corp. (a)                                    58,370        1,516,453
  MGIC Investment Corporation                                     32,275        1,354,259
  Montpelier Re Holdings Ltd. (a) (b)                              9,930          252,222
  RenaissanceRe Holdings Ltd. (b)                                 32,970        1,351,770
  W.R. Berkley Corporation                                        29,687        1,102,872
  XL Capital Ltd. - Class A                                       18,445        1,404,587

Lumber & Other Building Materials (0.2%)
  Fastenal Company (b)                                             6,180          209,811

Management Services (1.4%)
  Paychex, Inc.                                                   47,968        1,382,438

Manufacturing Industries (2.5%)
  International Game Technology (a)                               32,935        2,477,040

Medical Instruments & Supplies (6.0%)
  Apogent Technologies, Inc. (a)                                  61,550        1,118,979
  Bard (C.R.), Inc.                                               17,705          990,241
  Biomet, Incorporated                                             1,055           31,080
  St. Jude Medical, Inc. (a)                                      76,580        2,727,013
  Stryker Corporation                                             16,480        1,039,888

Metal Cans & Shipping Containers (1.4%)
  Ball Corporation (b)                                            28,575        1,383,887

Oil & Gas Extraction (4.1%)
  EOG Resources, Inc. (b)                                         45,530        1,685,976
  Ocean Energy, Inc.                                              41,565          774,356
  Pioneer Natural Resources Company                               61,930        1,540,199

Personal Services (1.4%)
  Cendant Corp. (a)                                              116,220        1,336,530

Petroleum Refining (1.1%)
  Murphy Oil Corporation                                          12,925        1,083,503

Pharmaceuticals (3.1%)
  Alcon, Inc. (a)                                                 11,220          460,244
  Barr Laboratories, Inc. (a)                                      7,205          423,870
  Enzon, Inc. (a) (b)                                             37,430          726,142
  Forest Laboratories, Inc. (a)                                    9,120          893,669
  King Pharmaceuticals, Inc. (a)                                  33,284          510,909

Radio & Television Broadcasting (4.6%)
  Cox Radio, Inc. - Class A (a)                                   37,910          899,983
  Entercom Communications Corp. (a) (b)                           21,180        1,042,480
  Hispanic Broadcasting Corporation (a)                           47,935        1,030,603
  USA Networks, Inc. (a) (b)                                      62,985        1,592,891

Railroads (0.7%)
  Canadian National Railway Company                               12,515          534,015
  CSX Corporation (b)                                              5,785          159,666

Residential Building Construction (0.3%)
  Clayton Homes, Inc. (b)                                         29,720          336,430

Restaurants (0.9%)
  Darden Restaurants, Inc.                                         4,115           78,103
  YUM! Brands, Inc. (a)                                           34,460          776,384

Retail Trade (0.7%)
  Staples, Inc. (a)                                               43,515          674,483

Savings Institutions (0.4%)
  Sovereign Bancorp, Inc. (b)                                     25,445          358,266

Security & Commodity Brokers (2.6%)
  Lehman Brothers Holdings, Inc.                                  20,805        1,108,282
  Schwab (Charles) Corporation (The)                              48,525          445,460
  T. Rowe Price Group, Inc.                                       36,235        1,022,914

Textile Mill Products (1.4%)
  Mohawk Industries, Inc. (a)                                     24,895        1,333,127

Transportation & Public Utilities (0.6%)
  Expeditors International of Washington, Inc.                    20,010          630,515

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS CAPITAL APPRECIATION

                                      103
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002



The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Trucking & Warehousing (1.0%)
  CNF Transportation Inc.                                         31,310   $    1,007,869

Variety Stores (0.5%)
  Fred's, Inc.                                                    16,405          447,709

Wholesale Trade Durable Goods (0.7%)
  Grainger (W.W.), Inc.                                           13,605          659,298
                                                                           --------------

TOTAL COMMON STOCKS (COST: $101,147,382)                                       88,401,617
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $101,147,382)                           $   88,401,617
                                                                           ==============

SUMMARY:
  Investments, at market value                                     90.0%   $   88,401,617
  Other assets in excess of liabilities                            10.0%        9,844,451
                                                           -------------   --------------
  Net assets                                                      100.0%   $   98,246,068
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $17,393,829. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

                                      104
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS FLEXIBLE INCOME

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (21.3%)
  U.S. Treasury Bond
    3.63%, due 03/31/2004                                  $     500,000   $      514,952
    4.88%, due 02/15/2012 (a)(c)                               2,990,000        3,223,985
    4.38%, due 08/15/2012 (a)                                  3,140,000        3,259,713
    7.25%, due 05/15/2016 (a)                                  3,085,000        3,894,933
    7.25%, due 08/15/2022                                      2,385,000        3,039,849
    6.25%, due 08/15/2023 (a)                                  6,500,000        7,464,080
    6.25%, due 05/15/2030                                      1,360,000        1,579,671
    5.38%, due 02/15/2031 (a)                                    895,000          944,680
  U.S. Treasury Inflation Index
    3.38%, due 01/15/2012                                        376,494          407,084
    3.00%, due 07/15/2012                                      2,311,270        2,430,083
  U.S. Treasury Note
    3.50%, due 11/15/2006 (a)                                    962,000          997,694
    4.38%, due 05/15/2007                                      4,530,000        4,856,101
    4.75%, due 11/15/2008 (a)                                  1,800,000        1,955,110
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $33,262,839)                          34,567,935
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (19.9%)
  Fannie Mae
    3.88%, due 03/15/2005 (a)                                 12,725,000       13,254,475
    4.38%, due 10/15/2006 (a)                                    530,000          559,216
    5.00%, due 01/15/2007                                      2,250,000        2,427,505
    5.25%, due 01/15/2009                                      3,465,000        3,754,255
    6.25%, due 02/01/2011                                      2,635,000        2,907,936
    6.00%, due 05/15/2011                                        225,000          250,697
    6.13%, due 03/15/2012                                        415,000          465,674
    6.63%, due 11/15/2030                                      4,285,000        4,856,083
  Freddie Mac
    5.25%, due 01/15/2006                                      1,615,000        1,747,593
    5.88%, due 03/21/2011                                      2,000,000        2,162,544
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $31,089,623)
                                                                               32,385,978
                                                                           --------------

FOREIGN GOVERNMENT OBLIGATIONS (1.3%)
  Federal Republic of Germany
    5.00%, due 07/04/2012                                      1,600,000        1,640,433
  United Mexican States
    7.50%, due 01/14/2012 (USD)                                  225,000          234,562
    8.00%, due 09/24/2022 (USD)                                  300,000          292,500
                                                                           --------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST: $2,173,822)                         2,167,495
                                                                           --------------

CORPORATE DEBT SECURITIES (46.0%)

Amusement & Recreation Services (0.5%)
  Bally Total Fitness Holding Corporation - Series D
    9.88%, due 10/15/2007                                        740,000          636,400
  Hard Rock Hotel, Inc. - Series B
    9.25%, due 04/01/2005                                        250,000          246,875

Apparel Products (0.2%)
  Cintas Corporation No. 2
    6.00%, due 06/01/2012                                        245,000          265,580

Auto Repair, Services & Parking (0.6%)
  PHH Corporation
    8.13%, due 02/03/2003                                      1,000,000        1,000,000

Automotive Dealers & Service Stations (0.3%)
  AutoZone, Inc.
    5.88%, due 10/15/2012                                        475,000          484,125

Beverages (2.2%)
  Anheuser-Busch Companies, Inc.
    5.95%, due 01/15/2033                                        375,000          379,787
  Coca Cola Enterprises Inc.
    4.38%, due 09/15/2009                                      1,000,000        1,003,108
    6.13%, due 08/15/2011                                        285,000          313,266
    7.13%, due 08/01/2017                                        435,000          518,923
  Coors (Adolph) Company
    6.38%, due 05/15/2012                                      1,285,000        1,421,710

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Business Credit Institutions (2.7%)
  ChevronTexaco Capital Corporation (a)
    3.50%, due 09/17/2007                                  $   1,035,000   $    1,046,989
  Deere (John) Capital Corporation
    4.13%, due 07/15/2005                                        290,000          297,506
  Ford Motor Credit Company
    5.75%, due 02/23/2004                                      1,500,000        1,478,504
  National Rural Utilities Cooperative Finance Company
    5.75%, due 08/28/2009                                      1,250,000        1,284,267
  Pemex Master Trust - 144A (b)
    8.63%, due 02/01/2022                                        300,000          296,250

Business Services (0.6%)
  ARAMARK Services, Inc.
    7.00%, due 05/01/2007                                        430,000          454,472
    6.38%, due 02/15/2008                                        400,000          407,103
  Clear Channel Communications, Inc.
    6.00%, due 11/01/2006                                        105,000          108,054

Chemicals & Allied Products (1.4%)
  Dial Corporation (The)
    7.00%, due 08/15/2006                                        890,000          970,509
    6.50%, due 09/15/2008                                        600,000          645,934
  Proctor & Gamble Company (The) (a)
    4.75%, due 06/15/2007                                        645,000          687,068

Commercial Banks (0.2%)
  Hudson United Bancorp
    8.20%, due 09/15/2006                                        300,000          328,532

Communication (2.9%)
  Comcast Cable Communications, Inc. (a)
    6.38%, due 01/30/2006                                      1,000,000          982,500
  Cox Communications, Inc.
    6.15%, due 08/01/2003 (d)                                    645,000          640,241
    6.88%, due 06/15/2005                                      1,000,000        1,023,821
    7.13%, due 10/01/2012                                        110,000          113,650
  Echostar DBS Corporation
    9.13%, due 01/15/2009                                        405,000          399,938
  Mediacom Broadband LLC
    11.00%, due 07/15/2013                                       200,000          173,000
  TCI Communications, Inc.
    6.38%, due 05/01/2003                                        375,000          373,474
  Viacom Inc.
    6.40%, due 01/30/2006                                        500,000          542,053
  Viacom, Inc. - Class A
    5.63%, due 08/15/2012                                        400,000          415,364

Computer & Office Equipment (0.8%)
  Apple Computer, Inc.
    6.50%, due 02/15/2004                                        745,000          743,137
  International Business Machines Corporation
    4.25%, due 09/15/2009                                        500,000          496,122

Department Stores (0.4%)
  Meyer (Fred) Stores, Inc.
    7.45%, due 03/01/2008                                        550,000          618,970

Drug Stores & Proprietary Stores (0.3%)
  CVS Corporation - 144A (b)
    3.88%, due 11/01/2007                                        475,000          472,359

Electric Services (0.2%)
  Ameren Energy Generating Company
    7.95%, due 06/01/2032                                        295,000          316,208

Electric, Gas & Sanitary Services (1.3%)
  Cinergy Corp.
    6.25%, due 09/01/2004                                      1,000,000        1,005,449
  Public Service Company of Colorado - 144A (b)
    7.88%, due 10/01/2012                                      1,000,000        1,035,414

Electronic Components & Accessories (0.3%)
  Tyco International Group S.A.
    6.38%, due 10/15/2011                                        500,000          425,000

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS FLEXIBLE INCOME

                                      105
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Environmental Services (2.1%)
  Republic Services, Inc.
    6.75%, due 08/15/2011                                  $     850,000   $      919,411
  USA Waste Services, Inc.
    7.00%, due 10/01/2004                                      1,250,000        1,287,112
  Waste Management, Inc.
    7.38%, due 08/01/2010                                      1,200,000        1,260,262

Fabricated Metal Products (0.3%)
  Gillette Company (The)
    4.13%, due 08/30/2007                                        500,000          518,201

Food & Kindred Products (1.5%)
  Del Monte Foods Company
    9.25%, due 05/15/2011                                        115,000          114,425
  General Mills, Inc. (a)
    6.00%, due 02/15/2012                                        125,000          133,890
  Hormel Foods Corporation
    6.63%, due 06/01/2011                                        390,000          436,323
  Kellogg Company
    6.00%, due 04/01/2006                                        650,000          707,417
  Kellogg Company - Series B
    6.60%, due 04/01/2011                                        750,000          841,881
  Sara Lee Corporation
    6.13%, due 11/01/2032                                        250,000          255,024

Food Stores (1.9%)
  Kroger Co. (The)
    7.38%, due 03/01/2005                                        600,000          652,600
    7.50%, due 04/01/2031                                         40,000           42,968
  Marsh Supermarkets, Inc.
    8.88%, due 08/01/2007                                        250,000          226,250
  Safeway Inc.
    6.15%, due 03/01/2006                                      1,140,000        1,234,221
    6.50%, due 03/01/2011                                        500,000          544,589
  Winn-Dixie Stores, Inc. (a)
    8.88%, due 04/01/2008                                        400,000          400,000

Gas Production & Distribution (0.5%)
  Kinder Morgan, Inc. - 144A (b)
    6.50%, due 09/01/2012                                        500,000          508,642
  Southwest Gas Corporation
    7.63%, due 05/15/2012                                        270,000          283,157

Health Services (5.2%)
  HCA Inc.
    6.91%, due 06/15/2005                                      1,500,000        1,575,801
    7.00%, due 07/01/2007                                        455,000          482,653
    6.95%, due 05/01/2012                                      1,000,000        1,013,137
    6.30%, due 10/01/2012                                        400,000          386,822
    8.36%, due 04/15/2024                                        250,000          256,414
  Quest Diagnostics Incorporated
    6.75%, due 07/12/2006                                      1,250,000        1,363,159
    7.50%, due 07/12/2011                                        775,000          872,264
  Tenet Healthcare Corporation
    5.38%, due 11/15/2006                                      1,400,000        1,456,147
    6.38%, due 12/01/2011                                      1,000,000        1,058,863

Holding & Other Investment Offices (0.8%)
  Health Care Property Investors, Inc.
    6.45%, due 06/25/2012                                        600,000          606,149
  Health Care REIT, Inc.
    8.00%, due 09/12/2012                                        725,000          720,512

Hotels & Other Lodging Places (0.2%)
  Wynn Las Vegas, LLC (Wynn Las Vegas Capital Corp.)
    12.00%, due 11/01/2010                                       275,000          258,500

Industrial Machinery & Equipment (0.2%)
  Kennametal Inc.
    7.20%, due 06/15/2012                                        300,000          303,908

Instruments & Related Products (0.6%)
  Raytheon Company
    6.50%, due 07/15/2005                                      1,000,000        1,052,464

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Insurance (2.3%)
  CIGNA Corporation
    6.38%, due 10/15/2011                                  $     150,000   $      143,783
  StanCorp Financial Group, Inc.
    6.88%, due 10/01/2012                                      1,250,000        1,242,335
  UnitedHealth Group Incorporated
    7.50%, due 11/15/2005                                        360,000          405,150
    5.20%, due 01/17/2007                                        643,000          681,963
  WellPoint Health Networks Inc.
    6.38%, due 06/15/2006                                      1,185,000        1,274,435

Insurance Agents, Brokers & Service (0.1%)
  Marsh & McLennan Companies, Inc.
    6.25%, due 03/15/2012                                        215,000          233,416

Life Insurance (0.3%)
  Delphi Financial Group, Inc.
    8.00%, due 10/01/2003                                        500,000          514,723

Motion Pictures (1.1%)
  AMC Entertainment Inc. (a)
    9.88%, due 02/01/2012                                        300,000          266,250
  AOL Time Warner Inc.
    5.63%, due 05/01/2005                                        750,000          747,129
    7.25%, due 10/15/2017                                        750,000          701,285

Oil & Gas Extraction (0.4%)
  Magnum Hunter Resources, Inc.
    9.60%, due 03/15/2012                                        190,000          199,500
  Occidental Petroleum Corporation
    5.88%, due 01/15/2007                                        450,000          482,224

Paper & Allied Products (0.2%)
  International Paper Company - 144A (b)
    5.85%, due 10/30/2012                                        250,000          256,458

Personal Credit Institutions (2.7%)
  General Electric Capital Corporation
    4.25%, due 01/28/2005 (a)                                  1,250,000        1,293,636
    6.00%, due 06/15/2012                                        395,000          419,598
  General Motors Acceptance Corporation
    5.36%, due 07/27/2004                                        750,000          748,435
    6.13%, due 08/28/2007                                        250,000          240,168
    6.88%, due 08/28/2012 (a)                                    250,000          226,252
  SLM Corporation
    5.05%, due 11/14/2014                                        500,000          497,325
  SLM Corporation - Series A
    5.13%, due 08/27/2012                                      1,000,000        1,014,998

Personal Services (0.2%)
  Cendant Corporation
    6.88%, due 08/15/2006                                        350,000          348,250

Petroleum & Petroleum Products (0.2%)
  TEPPCO Partners, L.P.
    7.63%, due 02/15/2012                                        305,000          310,929

Petroleum Refining (0.8%)
  Conoco Funding Company
    5.45%, due 10/15/2006                                        710,000          759,400
    6.35%, due 10/15/2011                                        565,000          621,588

Printing & Publishing (1.8%)
  Belo Corp.
    7.13%, due 06/01/2007                                        400,000          425,940
    8.00%, due 11/01/2008                                        275,000          303,330
  Dex Media East LLC (Dex Media Finance Co.) - 144A (b)
    9.88%, due 11/15/2009                                        125,000          128,750
    12.13%, due 11/15/2012                                       200,000          206,000
  Gannett Co., Inc.
    4.95%, due 04/01/2005                                        865,000          913,078
  News America Holdings
    8.50%, due 02/15/2005                                        135,000          142,726
  News America Incorporated
    6.63%, due 01/09/2008                                        810,000          830,996

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS FLEXIBLE INCOME

                                      106
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Radio & Television Broadcasting (1.1%)
  British Sky Broadcasting Group PLC
    7.30%, due 10/15/2006                                  $     500,000   $      505,000
    6.88%, due 02/23/2009                                      1,000,000          987,500
  Corus Entertainment Inc. (a)
    8.75%, due 03/01/2012                                        295,000          304,587

Railroads (0.2%)
  CSX Corporation
    4.88%, due 11/01/2009                                        250,000          249,605

Research & Testing Services (0.1%)
  Vicar Operating, Inc.
    9.88%, due 12/01/2009                                        200,000          214,000

Restaurants (1.4%)
  McDonald's Corporation
    5.38%, due 04/30/2007                                        475,000          512,494
    3.88%, due 08/15/2007                                        500,000          510,279
  Wendy's International, Inc.
    6.20%, due 06/15/2014                                      1,000,000        1,099,115
  YUM! Brands, Inc.
    7.70%, due 07/01/2012                                         85,000           87,975

Savings Institutions (2.3%)
  Golden State Holdings Inc.
    7.00%, due 08/01/2003                                      1,620,000        1,663,405
    7.13%, due 08/01/2005                                      1,115,000        1,208,052
  Sovereign Bancorp, Inc.
    8.63%, due 03/15/2004                                        750,000          783,580

Stone, Clay & Glass Products (0.5%)
  Owens-Brockway Glass Container Inc.
    8.88%, due 02/15/2009                                        280,000          287,700
  Owens-Illinois, Inc. (a)
    7.85%, due 05/15/2004                                        500,000          482,500

Telecommunications (1.3%)
  AT&T Broadband, LLC
    7.88%, due 08/01/2013                                        270,000          274,148
  Sprint Capital Corporation
    5.88%, due 05/01/2004                                        750,000          704,557
    8.38%, due 03/15/2012                                        305,000          256,677
  Verizon Global Funding Corp.
    6.88%, due 06/15/2012                                        750,000          800,051

Variety Stores (0.7%)
  Wal-Mart Stores, Inc.
    6.88%, due 08/10/2009                                      1,000,000        1,159,287

Wholesale Trade Nondurable Goods (0.1%)
  Sysco Corporation - 144A (b)
    6.10%, due 06/01/2012                                        135,000          150,420
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $72,030,551)                            74,645,810
                                                                           --------------

CONVERTIBLE BONDS (2.9%)

Telecommunications (2.9%)
  Verizon Global Funding Corp.
    5.75%, due 04/01/2003                                        800,000          807,301
    4.25%, due 09/15/2005                                      3,825,000        3,978,000
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $4,693,344)                                      4,785,301
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (0.1%)

Savings Institutions (0.1%)
  Chevy Chase Bank, F.S.B.                                         3,500   $       95,200
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $116,375)                                            95,200
                                                                           --------------

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

WARRANTS (0.0%)

Communication (0.0%)
  Ono Finance PLC - warrants - 144A (b)                              250   $            3

Telecommunications (0.0%)
  Equinex, Inc. - warrants                                           130                1
  VersaTel Telecom International - warrants                           75                1
                                                                           --------------

TOTAL WARRANTS (COST: $498)                                                             5
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $143,367,052)                           $  148,647,724
                                                                           ==============

SUMMARY:
  Investments, at market value                                     91.5%   $  148,647,724
  Other assets in excess of liabilities                             8.5%       13,730,754
                                                           -------------   --------------
  Net assets                                                      100.0%   $  162,378,478
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:

---------------------------------------------------------------------
                                         AMOUNT IN     NET UNREALIZED
               BOUGHT     SETTLEMENT   U.S. DOLLARS     APPRECIATION
CURRENCY       (SOLD)        DATE      BOUGHT (SOLD)   (DEPRECIATION)
---------------------------------------------------------------------
Euro Dollar  (1,600,000)   03/28/03    $  (1,559,171)  $      (16,022)

--------------------------------------------------------------------------------

FUTURES CONTRACTS:

------------------------------------------------------------------------------
                                                  AMOUNT IN     NET UNREALIZED
                                   SETTLEMENT   U.S. DOLLARS     APPRECIATION
                       CONTRACTS      DATE      BOUGHT (SOLD)   (DEPRECIATION)
------------------------------------------------------------------------------
10-Year U.S. Treasury
 Note                     45       12/19/2002   $  (5,162,344)  $       11,141

--------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY:

-------------------------------------------------------------------------------------------
                                                            PERCENTAGE          MARKET
                                                          OF MARKET VALUE        VALUE
-------------------------------------------------------------------------------------------
  Germany                                                           1.1%    $    1,640,434
  United States                                                    98.9%       147,007,290
                                                           -------------    --------------
    Investments, at market value                                 100.00%    $  148,647,724
                                                           =============    ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $31,142,770. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(b) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(c) At October 31, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for open future contracts. The market value of all securities segregated at October 31, 2002 is $107,826.

(d) Floating or variable rate note. Rate is listed as of October 31, 2002.

                                      107
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002



The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS GLOBAL

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (1.6%)

Brazil (1.0%)
  Petroleo Brasileiro SA - Petrobras - ADR                       412,090   $    4,969,805

Germany (0.6%)
  Porsche AG (b)                                                   6,841        3,266,367
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $13,042,693)                                      8,236,172
                                                                           --------------

COMMON STOCKS (91.9%)

Australia (0.9%)
  News Corporation Limited (The)                                 543,181        3,209,326
  News Corporation Limited (The) - ADR                             7,560          175,619
  Westpac Banking Corporation                                    192,927        1,521,280

Bermuda (0.5%)
  Tyco International Ltd. (b)                                    179,560        2,596,438

Brazil (0.4%)
  Companhia Vale do Rio Doce - ADR (a) (b)                        66,615        1,755,305
  Petroleo Brasileiro SA - Petrobras - ADR                         7,845          103,789

Canada (1.7%)
  EnCana Corporation (CAD)                                       287,157        8,336,815
  EnCana Corporation (USD)                                        14,271          415,286

China (0.5%)
  PetroChina Company Limited                                  14,842,000        2,778,439

Denmark (0.7%)
  Danske Bank A/S                                                217,565        3,464,780

Finland (1.2%)
  Nokia Oyj                                                      107,804        1,831,460
  Stora Enso Oyj - R Shares                                      205,184        2,134,180
  UPM-Kymmene Oyj                                                 77,706        2,520,950

France (5.4%)
  Air Liquide                                                      9,502        1,218,001
  Aventis SA                                                      23,049        1,380,215
  Groupe Danone SA                                                28,246        3,665,444
  Sanofi-Synthelabo                                               72,210        4,417,053
  Schneider Electric SA                                           86,059        3,989,702
  Societe Generale - Class A                                      51,069        2,587,625
  Total Fina Elf SA                                               81,001       11,161,328

Germany (0.9%)
  BASF AG                                                         95,712        3,564,943
  Muenchener Rueckversicherungs - Gesellschaft AG                  9,257        1,192,098

Hong Kong (1.9%)
  China Mobile (Hong Kong) Limited (a)                         3,481,200        8,547,778
  CNOOC Limited                                                  952,000        1,190,137

Israel (1.6%)
  Check Point Software Technologies, Ltd. (a) (b)                 74,625        1,029,079
  Teva Pharmaceutical Industries Ltd. - ADR                       97,110        7,519,227

Italy (2.4%)
  ENI - Ente Nazionale Idrocarburi (b)                           443,515        6,117,892
  Telecom Italia SpA - RNC                                       480,860        2,532,223
  Telecom Italia SpA (b)                                         268,820        2,130,877
  UniCredito Italiano SpA (b)                                    506,928        1,896,167

Japan (9.1%)
  Asahi Breweries, Ltd.                                          307,000        2,020,429
  Dai Nippon Printing Co., Ltd.                                  232,000        2,371,716
  Honda Motor Co., Ltd.                                          104,400        3,742,272
  Hoya Corporation                                                48,700        3,344,223
  Ito-Yokado Co., Ltd.                                            40,000        1,247,652
  Japan Tobacco Inc.                                                 267        1,715,759
  Kao Corporation                                                238,000        5,441,333
  Nissan Motor Co., Ltd.                                         859,000        6,600,139
  Sony Corporation (b)                                           176,000        7,573,447
  Takeda Chemical Industries, Ltd.                               180,300        7,493,484
  Yamanouchi Pharmaceutical Co., Ltd.                            259,300        6,351,760

Mexico (1.6%)
  Grupo Televisa SA de CV - ADR (a)                              150,440        4,227,364
  Telefonos de Mexico SA de CV - ADR                             130,405        3,977,353

Netherlands (2.7%)
  Akzo Nobel NV                                                   65,213        1,950,920
  Elsevier NV                                                     88,497        1,103,704
  Koninklijke Philips Electronics NV                             101,610        1,821,853
  Koninklijke Philips Electronics NV - NY Registered
    Shares                                                        19,462          344,477
  Unilever NV - CVA                                               50,704        3,252,223
  Wolters Kluwer NV                                              320,168        5,616,876

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Russia (0.3%)
  YUKOS Oil Company - ADR (b)                                     10,965   $    1,523,071

South Korea (2.9%)
  Hyundai Motor Company Limited                                  103,640        2,633,545
  Kookmin Bank                                                   102,143        3,404,767
  Kookmin Bank - ADR                                              14,960          483,956
  Samsung Electronics Co., Ltd.                                   27,640        7,829,063
  SK Telecom Co., Ltd.                                             5,710        1,054,803

Spain (0.5%)
  Banco Popular Espanol SA                                        63,857        2,735,222

Sweden (2.2%)
  Assa Abloy AB - Class B (b)                                    531,831        5,257,314
  Securitas AB - Class B (b)                                     435,150        6,060,254

Switzerland (6.4%)
  Givaudan SA - Registered Shares                                  4,636        1,941,221
  Nestle SA - Registered Shares                                   26,703        5,726,336
  Novartis AG                                                    115,356        4,400,395
  Serono SA - Class B                                              2,340        1,306,430
  STMicroelectronics NV (b)                                      352,374        6,998,687
  STMicroelectronics NV - NY Registered Shares (b)               106,481        2,094,481
  Swiss Reinsurance Company - Registered Shares                   37,421        2,598,857
  Syngenta AG                                                     12,709          756,478
  UBS AG - Registered Shares (a)                                 166,014        7,913,194

United Kingdom (11.6%)
  Amersham PLC                                                   167,069        1,508,256
  Anglo American PLC                                             116,606        1,492,373
  Barclays PLC                                                   179,327        1,240,142
  BOC Group PLC (The)                                            429,984        6,048,049
  BP PLC                                                         871,974        5,593,591
  BP PLC - ADR                                                    11,720          450,634
  BT Group PLC                                                   414,658        1,177,525
  Compass Group PLC                                              597,816        2,649,359
  Diageo PLC                                                     689,949        7,777,755
  Dixons Group PLC                                               730,234        2,176,508
  GlaxoSmithKline PLC (b)                                        333,955        6,374,573
  HBOS PLC                                                       110,063        1,218,347
  Pearson PLC                                                    160,498        1,712,605
  Reckitt Benckiser PLC                                          123,578        2,242,862
  Reed International PLC                                         278,689        2,461,428
  Royal Bank of Scotland Group PLC (The)                         187,923        4,422,126
  South African Breweries PLC                                    116,567          787,885
  Standard Chartered PLC                                         235,226        2,738,177
  Vodafone Group PLC                                           1,451,539        2,333,533
  Willis Group Holdings Limited (a)                               47,615        1,457,019
  WPP Group PLC                                                  764,121        5,182,682

United States (36.5%)
  Abbott Laboratories                                            135,480        5,672,548
  Allstate Corporation (The)                                     154,665        6,152,574
  Anadarko Petroleum Corporation                                  71,725        3,194,632
  AOL Time Warner Inc. (a)                                       503,506        7,426,714
  ARAMARK Corporation - Class B (a)                               61,105        1,289,316
  Automatic Data Processing, Inc.                                 93,430        3,973,578
  Bank of New York Company, Inc. (The)                           125,070        3,251,820
  Cardinal Health, Inc. (b)                                       50,405        3,488,530
  CIGNA Corporation                                               34,330        1,240,686
  Citigroup Inc.                                                 399,605       14,765,404
  Clear Channel Communications, Inc. (a)                         200,993        7,446,791
  Coca-Cola Company (The)                                         59,275        2,755,102
  Comcast Corporation - Class A (a) (b)                           58,215        1,339,527
  Costco Wholesale Corporation (a)                                64,375        2,184,244
  Disney (Walt) Company (The) (b)                                149,245        2,492,392
  Electronic Arts Inc. (a)                                        36,470        2,374,926
  Fannie Mae                                                      99,685        6,664,939
  First Data Corporation                                          64,850        2,265,859
  Fiserv, Inc. (a) (b)                                            91,957        2,872,737
  Genentech, Inc. (a)                                             51,845        1,767,396
  General Dynamics Corporation                                    64,280        5,086,476
  General Electric Company                                       196,020        4,949,505
  Goldman Sachs Group, Inc. (The)                                 18,890        1,352,524
  Honeywell International Inc.                                   119,255        2,854,965
  Johnson & Johnson                                               41,825        2,457,219
  Lauder (Estee) Companies Inc. (The) - Class A (b)              157,285        4,580,139
  Liberty Media Corporation - Class A (a)                        332,445        2,749,320
  Lockheed Martin Corporation                                     22,780        1,318,962
  Marsh & McLennan Companies, Inc.                               125,060        5,841,553
  McGraw-Hill Companies, Inc. (The)                               77,850        5,021,325
  McKesson HBOC, Inc.                                            175,905        5,243,728
  Medtronic, Inc. (b)                                            181,170        8,116,415
  Microsoft Corporation (a)                                      181,325        9,695,448

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS GLOBAL

                                      108
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  New York Times Company (The) - Class A                          43,770   $    2,118,906
  NIKE, Inc. - Class B                                            63,535        2,998,217
  Northrop Grumman Corporation (b)                                15,725        1,621,719
  Pfizer Inc.                                                    270,575        8,596,167
  Philip Morris Companies Inc.                                   245,600       10,008,199
  Raytheon Company                                               115,215        3,398,843
  SLM Corporation                                                 38,905        3,997,100
  Starwood Hotels & Resorts Worldwide, Inc.                       67,875        1,581,488
  UnitedHealth Group Incorporated                                 47,800        4,347,410
  USA Networks, Inc. (a) (b)                                     144,885        3,664,142
  Viacom, Inc. - Class B (a)                                      82,425        3,676,979
  Waste Management, Inc.                                         135,195        3,112,189
                                                                           --------------

TOTAL COMMON STOCKS (COST: $546,302,621)                                      481,952,596
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $559,345,314)                           $  490,188,768
                                                                           ==============

SUMMARY:
  Investments, at market value                                     93.5%   $  490,188,768
  Other assets in excess of liabilities                             6.5%       34,008,069
                                                           -------------   --------------
  Net assets                                                      100.0%   $  524,196,837
                                                           =============   ==============
INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                            PERCENTAGE         MARKET
                                                           OF NET ASSETS        VALUE
------------------------------------------------------------------------------------------
  Aerospace                                                         0.6%   $    2,940,681
  Amusement & Recreation Services                                   0.5%        2,492,392
  Automotive                                                        3.6%       19,097,288
  Beer, Wine & Distilled Beverages                                  0.5%        2,808,314
  Beverages                                                         2.0%       10,532,857
  Business Services                                                 4.0%       20,955,586
  Chemicals & Allied Products                                       5.1%       27,182,940
  Commercial Banks                                                  9.8%       51,643,007
  Communication                                                     2.4%       12,428,926
  Communications Equipment                                          0.4%        1,831,460
  Computer & Data Processing Services                               3.8%       19,945,768
  Electric Services                                                 1.7%        8,752,101
  Electronic & Other Electric Equipment                             4.2%       22,518,345
  Electronic Components & Accessories                               2.2%       11,689,606
  Environmental Services                                            0.6%        3,112,189
  Food & Kindred Products                                           2.8%       14,585,224
  Hotels & Other Lodging Places                                     0.3%        1,581,488
  Instruments & Related Products                                    1.3%        6,743,066
  Insurance                                                         3.0%       15,531,625
  Insurance Agents, Brokers & Service                               1.4%        7,298,572
  Machinery, Equipment & Supplies                                   0.8%        3,989,702
  Manufacturing Industries                                          1.0%        5,257,314
  Medical Instruments & Supplies                                    1.8%        9,624,671
  Metal Mining                                                      0.6%        3,247,678
  Motion Pictures                                                   2.1%       10,811,659
  Oil & Gas Extraction                                              5.8%       31,039,093
  Paper & Allied Products                                           0.9%        4,655,130
  Personal Credit Institutions                                      0.8%        3,997,100
  Petroleum Refining                                                1.2%        6,044,225
  Pharmaceuticals                                                  12.3%       65,088,510
  Printing & Publishing                                             3.9%       20,406,560
  Radio & Television Broadcasting                                   1.5%        7,891,506
  Restaurants                                                       0.8%        3,938,675
  Retail Trade                                                      0.7%        3,424,160
  Rubber & Misc. Plastic Products                                   0.6%        2,998,217
  Security & Commodity Brokers                                      0.3%        1,352,524
  Telecommunications                                                3.3%       17,090,992
  Tobacco Products                                                  2.2%       11,723,958
  Transportation Equipment                                          1.0%        5,086,476
  U.S. Government Agencies                                          1.3%        6,664,939
  Variety Stores                                                    0.4%        2,184,244
                                                           -------------   --------------
    Investments, at market value                                   93.5%   $  490,188,768
    Other assets in excess of liabilities                           6.5%       34,008,069
                                                           -------------   --------------
    Net assets                                                    100.0%   $  524,196,837
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:
--------------------------------------------------------------------------------
                                                                       NET
                                                   AMOUNT IN        UNREALIZED
                      BOUGHT        SETTLEMENT    U.S. DOLLARS     APPRECIATION
CURRENCY              (SOLD)           DATE      BOUGHT (SOLD)    (DEPRECIATION)
--------------------------------------------------------------------------------
Australian
 Dollar                   129,845    11/04/02    $      71,644    $         458
British Pound              77,047    11/01/02          120,079              470
British Pound             165,049    11/04/02          256,995            1,241
British Pound         (26,800,000)   11/07/02      (41,383,034)        (540,608)
British Pound          14,000,000    11/07/02       21,709,354          191,057
British Pound          (6,200,000)   04/15/03       (9,507,700)         (95,795)
Euro Dollar                 1,793    11/04/02            1,765               11
Euro Dollar                57,319    11/05/02           56,370              408
Euro Dollar           (75,400,000)   11/07/02       56,066,557       (2,419,932)
Euro Dollar            58,400,000    11/07/02      (72,261,430)       1,776,834
Euro Dollar           (13,800,000)   01/31/03      (13,463,112)        (154,504)
Euro Dollar               600,000    01/31/03          580,824           11,246
Euro Dollar           (20,900,000)   02/21/03      (20,303,220)        (302,479)
Euro Dollar            10,200,000    02/01/03        9,907,534          148,835
Euro Dollar           (12,500,000)   04/15/03      (12,151,578)        (145,461)
Hong Kong Dollar     (106,200,000)   02/21/03      (13,611,192)           5,690
Hong Kong Dollar       17,800,000    02/21/03        2,281,421           (1,025)
Japanese Yen       (1,880,000,000)   11/07/02      (15,437,255)          84,406
Japanese Yen        1,290,000,000    11/07/02       10,592,830          (58,163)
Japanese Yen         (540,000,000)   01/31/03       (4,437,246)          10,580
Japanese Yen          320,000,000    01/31/03        2,668,891          (45,681)
Japanese Yen       (3,370,000,000)   02/21/03      (27,279,892)        (368,602)
Japanese Yen          245,000,000    02/21/03        1,969,736           40,318
Japanese Yen         (390,000,000)   04/15/03       (3,170,665)         (35,550)
Korean Won         (1,630,000,000)   02/03/03       (1,362,363)          23,554
Korean Won        (10,675,000,000)   02/25/03       (8,470,254)        (297,713)
Mexican New Peso      (38,700,000)   11/22/02       (3,880,245)          65,748
Swiss Franc               626,709    11/01/02          421,586            3,042
Swiss Franc               103,793    11/04/02           69,718              607
Swiss Franc           (20,900,000)   11/07/02      (13,877,552)        (284,517)
Swiss Franc            11,300,000    11/07/02        7,513,397          143,607
Swiss Franc            (9,600,000)   04/15/03       (6,430,007)         (99,174)
                                                 -------------    -------------
                                                 $(152,738,044)   $  (2,341,094)
                                                 =============    =============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $68,824,608. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR         American Depositary Receipt

CVA         Certificaaten van aandelen (share certificates)

RNC         Saving Non-Convertible Shares

                                      109
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002



The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS GROWTH

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (86.8%)

Amusement & Recreation Services (3.6%)
  Mandalay Resort Group (a)                                      999,865   $   28,286,181
  MGM MIRAGE (a) (b)                                             484,130       15,056,443

Automotive (2.6%)
  Harley-Davidson, Inc. (b)                                      589,845       30,848,894

Business Services (12.5%)
  Clear Channel Communications, Inc. (a)                       1,632,065       60,468,008
  eBay Inc. (a) (b)                                            1,266,955       80,147,573
  Hotels.com - Class A (a) (b)                                   126,865        7,910,033

Chemicals & Allied Products (4.8%)
  Avon Products, Inc.                                            233,190       11,307,383
  Colgate-Palmolive Company                                      608,630       33,462,477
  Procter & Gamble Company (The)                                 134,740       11,917,753

Commercial Banks (0.6%)
  Citigroup Inc.                                                 209,070        7,725,137

Communication (13.5%)
  Liberty Media Corporation - Class A (a)                      6,598,755       54,571,704
  Viacom, Inc. - Class B (a)                                   2,377,550      106,062,505

Communications Equipment (0.8%)
  Nokia Oyj - ADR                                                585,285        9,727,437

Computer & Data Processing Services (1.7%)
  Cerner Corporation (a) (b)                                     453,605       16,152,874
  Check Point Software Technologies, Ltd. (a) (b)                308,615        4,255,801

Computer & Office Equipment (0.5%)
  Cisco Systems, Inc. (a)                                        546,507        6,109,948

Electronic Components & Accessories (4.8%)
  Celestica Inc. (U.S.) (a)                                      485,270        6,696,726
  Maxim Integrated Products (b)                                1,155,575       36,793,508
  Xilinx, Inc. (a)                                               731,328       13,887,919

Food Stores (0.2%)
  Krispy Kreme Doughnuts, Inc. (a) (b)                            52,170        1,789,431

Furniture & Home Furnishings Stores (1.6%)
  Bed Bath & Beyond Inc. (a)                                     531,600       18,850,536

Health Services (1.1%)
  Quest Diagnostics Incorporated (a)                             202,270       12,910,894

Industrial Machinery & Equipment (0.3%)
  ASM Lithography Holding NV - NY Registered Shares (a)          465,970        4,007,342

Insurance (2.6%)
  AFLAC Incorporated                                             757,100       23,046,124
  WellPoint Health Networks Inc. (a)                             113,185        8,512,644

Insurance Agents, Brokers & Service (1.4%)
  Marsh & McLennan Companies, Inc.                               365,790       17,086,051

Lumber & Other Building Materials (1.0%)
  Home Depot, Inc. (The)                                         402,482       11,623,680

Medical Instruments & Supplies (6.6%)
  Medtronic, Inc.                                              1,751,750       78,478,400

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Motion Pictures (1.8%)
  AOL Time Warner Inc. (a)                                     1,451,455   $   21,408,961

Oil & Gas Extraction (1.5%)
  Anadarko Petroleum Corporation                                 399,595       17,797,961

Personal Credit Institutions (0.9%)
  SLM Corporation (b)                                            104,665       10,753,282

Personal Services (1.4%)
  Cendant Corp. (a) (b)                                        1,473,505       16,945,308

Pharmaceuticals (13.4%)
  Amgen Inc. (a)                                               1,015,540       47,283,542
  Forest Laboratories, Inc. (a) (b)                              410,330       40,208,237
  Genentech, Inc. (a)                                            750,555       25,586,420
  McKesson HBOC, Inc.                                            877,445       26,156,635
  Novartis AG - ADR (b)                                          233,240        8,849,126
  Teva Pharmaceutical Industries Ltd. - ADR                      165,565       12,819,698

Retail Trade (4.1%)
  Amazon.com, Inc. (a) (b)                                     1,088,365       21,070,746
  Staples, Inc. (a)                                            1,006,025       15,593,388
  Tiffany & Co. (b)                                              445,890       11,673,400

Security & Commodity Brokers (0.6%)
  Schwab (Charles) Corporation (The)                             735,600        6,752,808

U.S. Government Agencies (1.7%)
  Fannie Mae                                                     303,790       20,311,399

Water Transportation (1.2%)
  Royal Caribbean Cruises Ltd. (b)                               752,745       13,820,398
                                                                           --------------

TOTAL COMMON STOCKS (COST: $1,232,123,196)                                  1,034,724,715
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $1,232,123,196)                         $1,034,724,715
                                                                           ==============

SUMMARY:
  Investments, at market value                                     86.8%   $1,034,724,715
  Other assets in excess of liabilities                            13.2%      157,003,310
                                                           -------------   --------------
  Net assets                                                      100.0%   $1,191,728,025
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $151,543,335. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR         American Depositary Receipt

                                      110
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JANUS GROWTH & INCOME

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (6.5%)
  U.S. Treasury Note
    3.00%, due 01/31/2004                                  $     830,000   $      845,987
    5.25%, due 05/15/2004                                        535,000          565,281
    2.25%, due 07/31/2004                                        550,000          556,017
    3.50%, due 11/15/2006 (b)                                    550,000          570,407
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $2,518,156)                            2,537,692
                                                                           --------------

CORPORATE DEBT SECURITIES (2.4%)

Communication (0.6%)
  Cox Communications, Inc.
    7.13%, due 10/01/2012                                        240,000          247,965

Environmental Services (0.8%)
  USA Waste Services, Inc.
    7.00%, due 10/01/2004                                        130,000          133,860
  Waste Management, Inc.
    6.38%, due 12/01/2003                                        105,000          105,499
    7.00%, due 05/15/2005                                         27,000           28,308

Railroads (0.3%)
  Canadian National Railway Company
    6.63%, due 04/15/2008                                        115,000          127,639

Variety Stores (0.7%)
  Wal-Mart Stores, Inc.
    4.38%, due 08/01/2003                                        275,000          280,536
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $900,270)                                  923,807
                                                                           --------------

CONVERTIBLE BONDS (0.1%)

Business Services (0.1%)
  Lamar Advertising Company
    5.25%, due 09/15/2006                                         30,000           30,075

Oil & Gas Extraction (0.0%)
  Devon Energy Corporation
    Zero Coupon, due 06/27/2020                                    7,000            3,640
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $34,446)                                            33,715
                                                                           --------------

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.4%)

Electric Services (0.4%)
  CenterPoint Energy, Inc.                                         7,790   $      165,615
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $310,860)                               165,615
                                                                           --------------

PREFERRED STOCKS (0.9%)

Automotive (0.9%)
  General Motors Corporation                                      10,120          211,002
  Porsche AG                                                         275          131,304
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $354,883)                                           342,306
                                                                           --------------

COMMON STOCKS (69.3%)

Air Transportation (0.2%)
  Southwest Airlines Co.                                           4,905           71,613

Amusement & Recreation Services (0.6%)
  Disney (Walt) Company (The)                                     14,775          246,743

Automotive (1.7%)
  Bayerische Motoren Werke AG (BMW)                                5,110          182,231
  Harley-Davidson, Inc.                                            3,505          183,312
  Honeywell International Inc.                                    12,290          294,223

Beverages (3.3%)
  Anheuser-Busch Companies, Inc.                                  14,670          773,989
  PepsiCo, Inc.                                                   11,404          502,916

Business Credit Institutions (0.9%)
  CIT Group, Inc. (The) (a)(b)                                    19,225          342,397

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Business Services (2.6%)
  Accenture Ltd. (a)(b)                                            9,170   $      154,790
  Clear Channel Communications, Inc. (a)                          14,365          532,223
  Lamar Advertising Company (a)                                    2,920           99,105
  Valassis Communications, Inc. (a)                                8,555          220,719

Chemicals & Allied Products (3.4%)
  Colgate-Palmolive Company                                        3,750          206,175
  du Pont (E.I.) de Nemours and Company                           11,265          464,681
  International Flavors & Fragrances Inc.                          3,100          104,005
  Procter & Gamble Company (The)                                   6,045          534,680

Commercial Banks (7.7%)
  Bank of America Corporation                                      7,640          533,272
  Citigroup Inc.                                                  44,180        1,632,450
  Morgan Chase & Co. (J.P.)                                        8,820          183,015
  U.S. Bancorp                                                    31,687          668,279

Communication (7.5%)
  Comcast Corporation - Class A (a)(b)                            30,165          694,097
  Cox Communications, Inc. - Class A (a)                          19,935          546,219
  Liberty Media Corporation - Class A (a)                         96,955          801,818
  Viacom, Inc. - Class B (a)                                      20,259          903,754

Communications Equipment (0.4%)
  Nokia Oyj - ADR                                                 10,265          170,604

Computer & Data Processing Services (4.2%)
  Automatic Data Processing, Inc.                                  5,010          213,075
  Ceridian Corporation (a)                                        17,010          234,398
  Electronic Arts Inc. (a)                                         1,995          129,914
  Microsoft Corporation (a)                                       19,585        1,047,210

Computer & Office Equipment (0.8%)
  Apple Computer, Inc. (a)                                        12,705          204,169
  Lexmark International Group, Inc. (a)                            1,850          109,927

Electric Services (1.4%)
  EnCana Corporation                                              18,768          546,149

Electronic & Other Electric Equipment (1.6%)
  General Electric Company                                        25,005          631,376

Electronic Components & Accessories (2.0%)
  Linear Technology Corporation                                    7,055          195,000
  Maxim Integrated Products                                       18,695          595,249

Environmental Services (0.2%)
  Waste Management, Inc.                                           3,510           80,800

Fabricated Metal Products (0.8%)
  Stanley Works (The)                                              9,555          309,295

Food Stores (0.5%)
  Kroger Co. (The) (a)                                            13,925          206,647

Gas Production & Distribution (0.3%)
  Kinder Morgan, Inc.                                              3,025          110,745

Health Services (0.1%)
  Tenet Healthcare Corporation (a)                                 1,390           39,963

Hotels & Other Lodging Places (1.4%)
  Fairmont Hotels & Resorts Inc.                                  12,052          295,997
  Park Place Entertainment Corporation (a)                        17,970          130,283
  Starwood Hotels & Resorts Worldwide, Inc.                        5,215          121,510

Insurance (5.5%)
  AFLAC Incorporated                                               8,650          263,306
  American International Group, Inc.                              10,651          666,220
  Berkshire Hathaway Inc. - Class B (a)                              300          738,000
  MGIC Investment Corporation                                      7,475          313,651
  Travelers Property Casualty Corp. - Class B (a)                  3,286           44,427
  UnitedHealth Group Incorporated                                  1,560          141,882

Insurance Agents, Brokers & Service (2.6%)
  Marsh & McLennan Companies, Inc.                                21,560        1,007,068

Life Insurance (0.9%)
  John Hancock Financial Services, Inc.                           12,270          359,511

Management Services (0.9%)
  Paychex, Inc.                                                   12,395          357,224

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX JANUS GROWTH & INCOME

                                      111
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Manufacturing Industries (1.1%)
  Mattel, Inc.                                                    22,375   $      410,805

Medical Instruments & Supplies (1.7%)
  Medtronic, Inc. (b)                                             14,425          646,240

Motion Pictures (0.2%)
  AOL Time Warner Inc. (a)                                         5,515           81,346

Oil & Gas Extraction (1.2%)
  ConocoPhillips                                                   9,323          452,166

Paper & Allied Products (1.1%)
  3M Company                                                       3,265          414,459

Petroleum Refining (3.2%)
  Exxon Mobil Corporation                                         37,430        1,259,893

Pharmaceuticals (2.7%)
  Pfizer Inc.                                                     21,635          687,344
  Wyeth                                                           10,390          348,065

Printing & Publishing (0.8%)
  Gannett Co., Inc.                                                4,250          322,703

Radio & Television Broadcasting (1.2%)
  USA Networks, Inc. (a)(b)                                       18,025          455,852

Railroads (0.5%)
  Canadian National Railway Company                                4,265          181,988

Security & Commodity Brokers (1.2%)
  Goldman Sachs Group, Inc. (The)                                  5,205          372,678
  Schwab (Charles) Corporation (The)                               8,690           79,774

Transportation & Public Utilities (0.1%)
  C.H. Robinson Worldwide, Inc.                                    1,240           36,667

Transportation Equipment (0.7%)
  General Dynamics Corporation                                     3,640          288,033

U.S. Government Agencies (1.7%)
  Fannie Mae                                                       9,615          642,859

Variety Stores (0.4%)
  Target Corporation                                               4,735          142,618
                                                                           --------------

TOTAL COMMON STOCKS (COST: $29,887,005)                                        26,963,796
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $34,005,620)                            $   30,966,931
                                                                           ==============

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

SUMMARY:
  Investments, at market value                                     79.6%   $   30,966,931
  Other assets in excess of liabilities                            20.4%        7,959,593
                                                           -------------   --------------
  Net assets                                                      100.0%   $   38,926,524
                                                           =============   ==============
INVESTMENTS BY COUNTRY:
--------------------------------------------------------------------------------------------
                                                             PERCENTAGE          MARKET
                                                           OF MARKET VALUE        VALUE
--------------------------------------------------------------------------------------------
  Germany                                                            1.0%    $      313,535
  United States                                                     99.0%        30,653,396
                                                            -------------    --------------
    Investments, at market value                                   100.0%    $   30,966,931
                                                            =============    ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $2,780,411. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR         American Depositary Receipt

                                      112
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX JENNISON EQUITY OPPORTUNITY

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (94.1%)

Aerospace (1.9%)
  Northrop Grumman Corporation (b)                                14,400   $    1,485,072

Air Transportation (1.0%)
  Delta Air Lines, Inc. (b)                                       75,100          757,008

Apparel Products (1.8%)
  Polo Ralph Lauren Corporation (a)                               72,100        1,372,784

Auto Repair, Services & Parking (0.6%)
  Ryder System, Inc.                                              18,900          433,755

Business Services (0.6%)
  DoubleClick Inc. (a)                                            62,100          434,700

Chemicals & Allied Products (1.8%)
  IMC Global Inc.                                                 51,500          566,500
  Monsanto Company                                                49,100          811,623

Communication (3.9%)
  Echostar Communications Corporation - Class A (a) (b)           78,300        1,596,537
  Liberty Media Corporation - Class A (a)                        163,300        1,350,491

Computer & Data Processing Services (10.6%)
  Adobe Systems Incorporated                                      11,400          269,496
  Autodesk, Inc. (b)                                              49,900          583,830
  BMC Software, Inc. (a)                                          85,400        1,361,276
  Ceridian Corporation (a)                                       100,700        1,387,646
  Edwards (J.D.) & Company (a)                                    65,800          780,388
  Network Associates, Inc. (a) (b)                                54,300          862,827
  Parametric Technology Corporation (a)                          172,900          399,399
  Sybase, Inc. (a)                                               107,600        1,378,356
  Synopsys, Inc. (a) (b)                                          27,500        1,040,875

Computer & Office Equipment (4.0%)
  3Com Corporation (a)                                           123,000          518,937
  Diebold, Incorporated                                           33,300        1,187,145
  Hewlett-Packard Company                                         82,829        1,308,698

Department Stores (2.0%)
  Federated Department Stores, Inc. (a)                           21,900          672,330
  Saks Incorporated (a)                                           80,200          870,170

Electronic Components & Accessories (1.4%)
  Agere Systems Inc. - Class B (a)                               230,000          213,900
  Solectron Corporation (a)                                      185,800          418,050
  Vishay Intertechnology, Inc. (a)                                45,700          470,710

Finance (1.3%)
  iShares NASDAQ Biotechnology Index Fund (a)                     18,700          955,570

Health Services (1.3%)
  Health Management Associates, Inc. - Class A (b)                51,500          984,680

Industrial Machinery & Equipment (1.9%)
  FMC Technologies, Inc. (a)                                      76,970        1,423,945

Instruments & Related Products (2.2%)
  Millipore Corporation (b)                                       48,300        1,642,683

Insurance (7.6%)
  Allstate Corporation (The)                                      42,700        1,698,606
  CIGNA Corporation                                                9,900          357,786
  CNA Financial Corporation (a)                                   13,300          350,189
  Everest Re Group, Ltd.                                          25,000        1,450,500
  XL Capital Ltd. - Class A (b)                                   24,900        1,896,135

Insurance Agents, Brokers & Service (1.9%)
  Hartford Financial Services Group, Inc. (The)                   37,500        1,481,250

Life Insurance (1.8%)
  Lincoln National Corporation                                    35,400        1,080,054
  Platinum Underwriters Holdings, Ltd. (a)                        11,500          288,650

Management Services (0.9%)
  BearingPoint, Inc. (a)                                          90,900          709,020

Medical Instruments & Supplies (2.7%)
  Apogent Technologies, Inc. (a)                                  79,700        1,448,946
  Baxter International Inc.                                       25,400          635,508

Metal Mining (1.2%)
  Placer Dome, Inc. (b)                                           54,500          472,515
  Stillwater Mining Company (a) (b)                               56,300          449,837

Mining (0.5%)
  Arch Coal, Inc.                                                 22,800          395,808

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Motion Pictures (2.7%)
  Fox Entertainment Group, Inc. - Class A (a) (b)                 47,000   $    1,147,270
  News Corporation Limited (The) - ADR                            45,600          901,512

Oil & Gas Extraction (6.6%)
  Newfield Exploration Company (a)                                27,000          944,730
  Schlumberger Limited                                            28,300        1,135,113
  Transocean Inc.                                                 52,100        1,145,158
  Unocal Corporation                                              26,500          732,460
  Weatherford International Ltd. (a) (b)                          26,300        1,053,052

Paper & Allied Products (3.2%)
  MeadWestvaco Corporation                                        40,700          852,665
  Temple-Inland Inc.                                              38,600        1,583,372

Paper & Paper Products (2.7%)
  Boise Cascade Corporation                                       87,500        2,081,625

Petroleum Refining (0.6%)
  United States Steel Corporation                                 35,600          457,460

Pharmaceuticals (7.4%)
  Abbott Laboratories                                             26,100        1,092,807
  Cambrex Corporation                                             41,900        1,166,496
  Invitrogen Corporation (a)                                      12,300          342,186
  Pfizer Inc.                                                     57,100        1,814,067
  Sepracor Inc. (a)                                               68,800          598,560
  Wyeth                                                           19,800          663,300

Primary Metal Industries (0.5%)
  Engelhard Corporation                                           17,600          389,840

Printing & Publishing (5.7%)
  Knight-Ridder, Inc.                                              6,300          379,134
  New York Times Company (The) - Class A                          30,900        1,495,869
  Pearson PLC - ADR (b)                                          146,000        1,562,200
  Scholastic Corporation (a) (b)                                  19,800          874,170

Radio, Television & Computer Stores (1.3%)
  Circuit City Stores, Inc. - Circuit City Group                  96,700          958,297

Retail Trade (1.3%)
  Toys "R" Us, Inc. (a)                                           99,300          992,007

Rubber & Misc. Plastic Products (1.0%)
  Tupperware Corporation                                          48,700          786,018

Security & Commodity Brokers (3.2%)
  A.G. Edwards, Inc.                                              43,200        1,421,280
  Merrill Lynch & Co., Inc.                                       27,800        1,055,010

Telecommunications (1.3%)
  Cable & Wireless PLC - ADR (b)                                 146,100        1,015,395

Wholesale Trade Durable Goods (3.7%)
  Fisher Scientific International Inc. (a)                        42,900        1,226,940
  Ingram Micro Inc. (a)                                           66,700          955,811
  Tech Data Corporation (a)                                       19,100          610,245
                                                                           --------------

TOTAL COMMON STOCKS (COST: $83,294,811)                                        71,688,234
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $83,294,811)                            $   71,688,234
                                                                           ==============
SUMMARY:
  Investments, at market value                                     94.1%   $   71,688,234
  Other assets in excess of liabilities                             5.9%        4,522,575
                                                           -------------   --------------
  Net assets                                                      100.0%   $   76,210,809
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $14,317,549. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR         American Depositary Receipt

                                      113
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX LKCM STRATEGIC TOTAL RETURN

-------------------------------------------------------------------------------------------
                                                             PRINCIPAL          MARKET
                                                               AMOUNT            VALUE
-------------------------------------------------------------------------------------------

CORPORATE DEBT SECURITIES (32.1%)

Chemicals & Allied Products (3.5%)
  Aristech Chemical Corporation 6.88%, due 11/15/2006      $      600,000   $      586,136
  PolyOne Corporation 9.38%, due 09/15/2003                       700,000          709,874
  Procter & Gamble Company (The) 5.25%, due 09/15/2003            600,000          617,177

Commercial Banks (3.6%)
  Mellon Bank, NA 6.50%, due 08/01/2005                           500,000          552,590
  Morgan Chase & Co. (J.P.) 7.63%, due 09/15/2004                 200,000          216,877
  Wells Fargo & Company 7.55%, due 06/21/2010                   1,000,000        1,175,668

Communication (1.8%)
  Continental Cablevision, Inc. 8.88%, due 09/15/2005           1,000,000        1,000,000

Electric Services (0.5%)
  Kentucky Utilities Company 8.55%, due 05/15/2027                250,000          263,193

Electric, Gas & Sanitary Services (1.8%)
  Interstate Power Company 8.63%, due 09/15/2021                  140,000          148,372
  Public Service Electric and Gas Company 6.38%, due
    05/01/2008                                                    750,000          826,406

Electronic & Other Electric Equipment (0.9%)
  Thomas & Betts Corporation 6.50%, due 01/15/2006                525,000          468,047

Industrial Machinery & Equipment (0.9%)
  Black & Decker Corporation (The) 7.50%, due 04/01/2003          500,000          509,734

Life Insurance (0.8%)
  Hartford Life, Inc. 6.90%, due 06/15/2004                       400,000          424,700

Paper & Allied Products (4.1%)
  Kimberly-Clark Corporation 7.10%, due 08/01/2007              1,400,000        1,626,188
    7.00%, due 08/15/2023                                         500,000          517,825

Personal Credit Institutions (3.8%)
  Associates Corporation of North America 6.88%, due
    11/15/2008                                                  1,000,000        1,124,562
  General Electric Capital Corporation 8.13%, due
    04/01/2008                                                    600,000          705,816
  Wells Fargo Financial, Inc. 7.00%, due 01/15/2003               200,000          201,938

Personal Services (2.7%)
  Block Financial Corp. 6.75%, due 11/01/2004                     600,000          641,535
    8.50%, due 04/15/2007                                         700,000          814,716

Petroleum & Petroleum Products (0.9%)
  Pennzoil-Quaker State Company 9.40%, due 12/01/2002             500,000          502,388

Radio & Television Broadcasting (2.0%)
  CBS Corporation (b) 7.15%, due 05/20/2005                     1,000,000        1,093,803

Telecommunications (3.6%)
  ALLTEL Corporation 7.25%, due 04/01/2004                        800,000          846,288
  GTE Hawaiian Telephone Company Incorporated 7.38%, due
    09/01/2006                                                    550,000          589,912
  Verizon Hawaii Inc. - Series BB 6.75%, due 02/15/2005           500,000          528,749

-------------------------------------------------------------------------------------------
                                                             PRINCIPAL          MARKET
                                                               AMOUNT            VALUE
-------------------------------------------------------------------------------------------

Variety Stores (1.2%)
  Wal-Mart Stores, Inc. 6.55%, due 08/10/2004              $      600,000   $      646,721
                                                                            --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $16,178,685)                             17,339,215
                                                                            --------------

CONVERTIBLE BONDS (1.0%)

Apparel & Accessory Stores (1.0%)
  Charming Shoppes, Inc. - 144A (c) 4.75%, due
    06/01/2012                                                    660,000          540,375
                                                                            --------------

TOTAL CONVERTIBLE BONDS (COST: $667,171)                                           540,375
                                                                            --------------
-------------------------------------------------------------------------------------------
                                                             NUMBER OF          MARKET
                                                               SHARES            VALUE
-------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (4.2%)

Instruments & Related Products (1.4%)
  Raytheon Company                                                 14,000   $      737,660

Life Insurance (1.7%)
  Prudential Financial, Inc. - Units                               19,000          976,790

Printing & Publishing (1.1%)
  Tribune Company                                                   8,100          577,125
                                                                            --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $2,667,486)                            2,291,575
                                                                            --------------

COMMON STOCKS (62.2%)

Beverages (1.6%)
  Coca-Cola Company (The)                                          19,000          883,120

Business Services (2.7%)
  Clear Channel Communications, Inc. (a)                           19,000          703,950
  First Data Corporation                                           21,600          754,704

Chemicals & Allied Products (1.8%)
  Colgate-Palmolive Company                                        17,500          962,150

Commercial Banks (6.3%)
  Citigroup Inc.                                                   22,800          842,460
  Cullen/Frost Bankers, Inc.                                       26,000          900,380
  Mellon Financial Corporation                                     29,800          843,042
  Wells Fargo & Company                                            17,600          888,272

Communication (2.0%)
  Viacom, Inc. - Class B (a)                                       23,844        1,063,681

Communications Equipment (1.2%)
  Harris Corporation                                               15,000          395,700
  Motorola, Inc.                                                   29,700          272,349

Computer & Data Processing Services (2.8%)
  Microsoft Corporation (a)                                        18,200          973,154
  SunGard Data Systems Inc. (a)                                    24,000          532,080

Computer & Office Equipment (4.1%)
  Cisco Systems, Inc. (a)                                          29,700          332,046
  Dell Computer Corporation (a)                                    23,700          678,057
  Diebold, Incorporated                                            14,800          527,620
  International Business Machines Corporation                       8,500          670,990

Electronic & Other Electric Equipment (2.2%)
  General Electric Company                                         47,000        1,186,750

Electronic Components & Accessories (1.7%)
  Intel Corporation                                                28,300          489,590
  Texas Instruments Incorporated                                   26,500          420,290

Health Services (1.4%)
  Tenet Healthcare Corporation (a)                                 12,000          345,000
  Triad Hospitals, Inc. (a)                                        12,000          438,000

Holding & Other Investment Offices (0.8%)
  Crescent Real Estate Equities Company                            30,000          442,500

Insurance (1.5%)
  American International Group, Inc.                               13,275          830,351

Lumber & Other Building Materials (1.3%)
  Home Depot, Inc. (The)                                           23,800          687,344

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX LKCM STRATEGIC TOTAL RETURN

                                      114
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


-------------------------------------------------------------------------------------------
                                                             NUMBER OF          MARKET
                                                               SHARES            VALUE
-------------------------------------------------------------------------------------------

Medical Instruments & Supplies (1.8%)
  Medtronic, Inc. (b)                                              22,000   $      985,600

Oil & Gas Extraction (4.8%)
  Anadarko Petroleum Corporation                                   15,500          690,370
  EOG Resources, Inc. (b)                                          18,300          677,649
  Schlumberger Limited                                             16,400          657,804
  Unocal Corporation                                               20,000          552,800

Paper & Allied Products (1.0%)
  Kimberly-Clark Corporation                                       10,000          515,000

Paper & Paper Products (1.9%)
  Boise Cascade Corporation                                        42,200        1,003,938

Personal Services (0.8%)
  Block, (H & R) Inc.                                              10,200          452,676

Petroleum Refining (2.1%)
  Exxon Mobil Corporation                                          33,400        1,124,244

Pharmaceuticals (5.8%)
  Alcon, Inc. (a)                                                  25,100        1,029,602
  Pfizer Inc.                                                      29,700          943,569
  Teva Pharmaceutical Industries Ltd. - ADR                        14,800        1,145,964

Printing & Publishing (0.7%)
  Harte-Hanks Inc.                                                 20,500          391,140

Rubber & Misc. Plastic Products (1.4%)
  Newell Financial Trust I (b)                                     24,000          778,080

Savings Institutions (1.3%)
  Charter One Financial, Inc.                                      23,500          711,580

Telecommunications (3.8%)
  ALLTEL Corporation                                               21,600        1,073,736
  Verizon Communications, Inc.                                     25,400          959,104

Tobacco Products (2.1%)
  Loews Corporation - Carolina Group                               27,000          540,000
  Philip Morris Companies Inc.                                     14,300          582,725

Transportation Equipment (0.8%)
  General Dynamics Corporation                                      5,500          435,215

-------------------------------------------------------------------------------------------
                                                             NUMBER OF          MARKET
                                                               SHARES            VALUE
-------------------------------------------------------------------------------------------

U.S. Government Agencies (1.0%)
  Fannie Mae                                                        8,000   $      534,880

Variety Stores (1.5%)
  Wal-Mart Stores, Inc.                                            14,900          797,895
                                                                            --------------

TOTAL COMMON STOCKS (COST: $36,472,395)                                         33,647,151
                                                                            --------------

TOTAL INVESTMENT SECURITIES (COST: $55,985,737)                             $   53,818,316
                                                                            ==============

SUMMARY:
  Investments, at market value                                      99.5%   $   53,818,316
  Other assets in excess of liabilities                              0.5%          268,216
                                                           --------------   --------------
  Net assets                                                       100.0%   $   54,086,532
                                                           ==============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $2,696,049. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

DEFINITIONS:

ADR         American Depositary Receipt

                                      115
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX MODERATE ASSET ALLOCATION

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (96.4%) (A)

Aggressive (26.8%)
  IDEX Great Companies - America(SM) (b)                         466,961   $    3,572,251
  IDEX Isabelle Small Cap Value (b)                              741,324        6,738,633
  IDEX T. Rowe Price Health Sciences (b)                         108,836          901,165
  IDEX T. Rowe Price Tax-Efficient Growth                        552,306        4,468,153
  IDEX Transamerica Equity (b)                                 1,331,377        7,349,202
  IDEX Transamerica Growth Opportunities (b)                     407,189        1,958,580

Conservative (18.5%)
  IDEX Janus Growth & Income (b)                                 607,810        4,412,699
  IDEX Jennison Equity Opportunity (b)                           173,029        1,190,439
  IDEX Salomon Investors Value                                 1,134,302       11,581,220

Fixed-Income (37.1%)
  IDEX Janus Flexible Income                                     943,147        9,374,878
  IDEX PIMCO Total Return                                      1,294,630       13,360,581
  IDEX Transamerica Conservative High-Yield Bond                 917,516        7,266,730
  IDEX Transamerica Convertible Securities                       488,531        4,582,424

International (8.4%)
  IDEX American Century International (b)                        487,280        3,410,963
  IDEX Gabelli Global Growth (b)                                 455,884        2,580,301
  IDEX Great Companies - Global(2) (b)                           304,918        1,786,820

Money Market (5.6%)
  IDEX Transamerica Money Market                               5,182,059        5,182,059
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $93,856,670)                                         89,717,098
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $93,856,670)                            $   89,717,098
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.4%   $   89,717,098
  Other assets in excess of liabilities                             3.6%        3,338,094
                                                           -------------   --------------
  Net assets                                                      100.0%   $   93,055,192
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) The fund invests its assets in Class A shares of underlying IDEX Mutual Funds. These underlying funds are considered affiliates of the fund.

(b)         No dividends were paid during the preceding twelve months.

                                      116
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX MODERATELY AGGRESSIVE ASSET ALLOCATION

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (96.6%) (A)

Aggressive (37.6%)
  IDEX Great Companies - America(SM) (b)                         433,999   $    3,320,093
  IDEX Isabelle Small Cap Value (b)                              903,663        8,214,295
  IDEX T. Rowe Price Health Sciences (b)                         181,519        1,502,980
  IDEX T. Rowe Price Tax-Efficient Growth                        726,477        5,877,196
  IDEX Transamerica Equity (b)                                 1,722,459        9,507,975
  IDEX Transamerica Growth Opportunities (b)                     668,786        3,216,862

Conservative (24.9%)
  IDEX Janus Growth & Income (b)                                 610,001        4,428,611
  IDEX Jennison Equity Opportunity (b)                           186,452        1,282,792
  IDEX Salomon Investors Value                                 1,499,133       15,306,146

Fixed-Income (21.7%)
  IDEX Janus Flexible Income                                     641,916        6,380,646
  IDEX PIMCO Total Return                                        577,780        5,962,689
  IDEX Transamerica Conservative High-Yield Bond                 747,352        5,919,029

International (12.4%)
  IDEX American Century International (b)                        664,682        4,652,778
  IDEX Gabelli Global Growth (b)                                 584,217        3,306,671
  IDEX Great Companies - Global(2) (b)                           423,037        2,478,996
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $86,997,391)                                         81,357,759
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $86,997,391)                            $   81,357,759
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.6%   $   81,357,759
  Other assets in excess of liabilities                             3.4%        2,894,621
                                                           -------------   --------------
  Net assets                                                      100.0%   $   84,252,380
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) The fund invests its assets in Class A shares of underlying IDEX Mutual Funds. These underlying funds are considered affiliates of the fund.

(b)         No dividends were paid during the preceding twelve months.

                                      117
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX MUNDER NET50

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (96.4%)

Business Services (30.9%)
  Digital Insight Corporation (a)                                  1,900   $       19,798
  DoubleClick Inc. (a)                                             9,050           63,349
  eBay Inc. (a)                                                      630           39,854
  Getty Images, Inc. (a)                                             400           11,464
  Hotels.com - Class A (a)                                           800           49,880
  Overture Services, Inc. (a)                                      2,200           60,566
  Register.com, Inc. (a)                                             200              756
  TMP Worldwide Inc. (a)                                           1,650           25,542
  WebEx Communications, Inc. (a)                                     400            6,272
  Websense, Inc. (a)                                               1,000           20,190

Communication (0.9%)
  NDS Group PLC - ADR (a)                                          1,200            9,060

Communications Equipment (2.4%)
  Nokia Oyj - ADR                                                    800           13,296
  QUALCOMM Incorporated (a)                                          300           10,356

Computer & Data Processing Services (34.3%)
  Check Point Software Technologies, Ltd. (a)                      1,625           22,409
  InfoSpace, Inc. (a)                                              1,550           12,571
  Internet Security Systems, Inc. (a)                              2,200           40,612
  Intuit Inc. (a)                                                    200           10,384
  Micromuse Inc. (a)                                               1,500            3,450
  Microsoft Corporation (a)                                          900           48,123
  Multex.com, Inc. (a)                                             1,900            6,555
  Oracle Corporation (a)                                           2,400           24,600
  Riverdeep Group PLC - ADR (a)                                    1,700           10,404
  SportsLine.com, Inc. (a)                                         3,900            5,304
  TIBCO Software Inc. (a)                                          1,600            8,000
  Ticketmaster - Class B (a)                                       1,200           28,320
  TriZetto Group, Inc. (The) (a)                                   1,000            6,089
  VeriSign, Inc. (a)                                               3,050           24,553
  VERITAS Software Corporation (a)                                   900           13,725
  Yahoo! Inc. (a)                                                  4,400           65,647

Computer & Office Equipment (9.9%)
  Brocade Communications Systems, Inc. (a)                           300            2,061
  Cisco Systems, Inc. (a)                                          4,400           49,192
  Dell Computer Corporation (a)                                    1,000           28,610
  EMC Corporation (a)                                              3,150           16,097

Electronic Components & Accessories (0.1%)
  Applied Micro Circuits Corporation (a)                             250              980
  Finisar Corporation (a)                                            200              150

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Management Services (0.2%)
  DiamondCluster International, Inc. - Class A (a)                   800   $        2,128

Motion Pictures (4.3%)
  AOL Time Warner Inc. (a)                                         1,600           23,600
  CNET Networks, Inc. (a)                                          9,200           18,216

Radio & Television Broadcasting (0.8%)
  USA Networks, Inc. (a)                                             300            7,587

Retail Trade (2.0%)
  1-800-FLOWERS.COM, Inc. (a)                                      2,000           13,800
  Amazon.com, Inc. (a)                                               300            5,808

Savings Institutions (1.0%)
  NetBank, Inc. (a)                                                1,000            9,880

Security & Commodity Brokers (3.4%)
  E*TRADE Group, Inc. (a)                                          7,200           32,400

Telecommunications (0.4%)
  SK Telecom Co., Ltd. - ADR                                         200            4,014

Transportation & Public Utilities (5.8%)
  Expedia, Inc. - Class A (a)                                        800           54,128
  Expedia, Inc. - warrants                                            57            2,016
                                                                           --------------

TOTAL COMMON STOCKS (COST: $1,605,669)                                            931,796
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $1,605,669)                             $      931,796
                                                                           ==============

SUMMARY:
  Investments, at market value                                     96.4%   $      931,796
  Other assets in excess of liabilities                             3.6%           34,482
                                                           -------------   --------------
  Net assets                                                      100.0%   $      966,278
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

DEFINITIONS:

ADR         American Depositary Receipt

                                      118
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX PBHG MID CAP GROWTH

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (89.6%)

Apparel & Accessory Stores (1.2%)
  Chico's FAS, Inc. (a) (b)                                        8,300   $      160,190
  Ross Stores, Inc.                                                9,100          380,835

Automotive (1.0%)
  Gentex Corporation (a) (b)                                      16,700          492,316

Automotive Dealers & Service Stations (0.4%)
  O'Reilly Automotive, Inc. (a)                                    6,300          171,801

Business Services (3.8%)
  ChoicePoint Inc. (a)                                            24,882          942,033
  Overture Services, Inc. (a) (b)                                 11,500          316,595
  Websense, Inc. (a)                                              25,000          504,750

Commercial Banks (3.0%)
  Associated Banc-Corp.                                            9,050          303,718
  Commerce Bancorp, Inc. (b)                                       8,900          408,599
  North Fork Bancorporation, Inc.                                  8,700          334,602
  TCF Financial Corporation                                        8,900          377,716

Communications Equipment (1.6%)
  L-3 Communications Holdings, Inc. (a) (b)                       15,600          733,200

Computer & Data Processing Services (12.2%)
  Adobe Systems Incorporated                                      15,200          359,328
  Affiliated Computer Services, Inc. - Class A (a)                14,300          658,515
  CACI International Inc. - Class A (a)                           25,600        1,047,296
  Documentum, Inc. (a)                                            18,600          271,746
  Edwards (J.D.) & Company (a)                                    15,100          179,086
  Electronic Arts Inc. (a)                                         6,400          416,768
  Manhattan Associates, Inc. (a) (b)                              13,400          301,232
  Mercury Interactive Corporation (a)                             17,000          448,290
  Quest Software, Inc. (a)                                        19,300          210,756
  Symantec Corporation (a)                                        27,200        1,088,000
  Take-Two Interactive Software, Inc. (a) (b)                     12,000          309,360
  Veridian Corporation (a)                                        18,100          433,676

Computer & Office Equipment (1.2%)
  NetScreen Technologies, Inc. (a)                                22,900          301,593
  Western Digital Corporation (a)                                 42,100          260,599

Construction (2.0%)
  Jacobs Engineering Group Inc. (a)                               30,400          920,816

Educational Services (6.5%)
  Apollo Group, Inc. - Class A (a)                                25,400        1,054,100
  Career Education Corporation (a)                                14,682          588,895
  Corinthian Colleges, Inc. (a)                                   29,501        1,118,087
  Education Management Corporation (a)                             8,400          308,280

Electronic Components & Accessories (7.3%)
  Cree, Inc. (a) (b)                                              20,000          345,000
  Integrated Circuit Systems, Inc. (a)                            28,800          588,672
  Intersil Corporation - Class A (a)                              25,200          428,148
  Microchip Technology Incorporated                               43,950        1,072,380
  QLogic Corporation (a) (b)                                      14,000          487,340
  RF Micro Devices, Inc. (a) (b)                                  22,300          189,305
  Silicon Laboratories Inc. (a) (b)                               14,200          302,318

Environmental Services (3.8%)
  Stericycle, Inc. (a) (b)                                        20,600          685,980
  Waste Connections, Inc. (a) (b)                                 29,500        1,079,110

Fabricated Metal Products (1.9%)
  Alliant Techsystems Inc. (a)                                    14,950          899,243

Food & Kindred Products (0.4%)
  American Italian Pasta Company - Class A (a) (b)                 5,800          199,810

Food Stores (1.7%)
  Whole Foods Market, Inc. (a) (b)                                17,400          811,780

Furniture & Home Furnishings Stores (1.0%)
  Williams-Sonoma, Inc. (a)                                       20,400          485,520

Health Services (10.1%)
  Accredo Health, Incorporated (a) (b)                            16,300          754,364
  Caremark Rx, Inc. (a)                                           36,800          651,360
  Community Health Systems, Inc. (a)                              33,400          784,900
  LifePoint Hospitals, Inc. (a)                                   15,300          479,655
  Odyssey HealthCare, Inc. (a) (b)                                 7,100          248,358
  Province Healthcare Company (a) (b)                             16,700          217,935

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Health Services (continued)
  Renal Care Group, Inc. (a)                                      20,100   $      636,165
  Triad Hospitals, Inc. (a)                                       19,600          715,400
  United Surgical Partners International, Inc. (a) (b)            15,700          311,802

Industrial Machinery & Equipment (1.3%)
  FMC Technologies, Inc. (a)                                      33,300          616,050

Instruments & Related Products (1.5%)
  The Cooper Companies, Inc.                                       6,600          349,800
  Waters Corporation (a)                                          14,400          362,592

Insurance (3.6%)
  Coventry Health Care, Inc. (a)                                  18,600          622,356
  First Health Group Corp. (a)                                     9,100          236,418
  Mid Atlantic Medical Services, Inc. (a)                         23,100          840,840

Insurance Agents, Brokers & Service (2.4%)
  Express Scripts, Inc. - Class A (a) (b)                         20,500        1,114,175

Leather & Leather Products (0.8%)
  Coach, Inc. (a)                                                 12,100          359,975

Management Services (2.1%)
  Corporate Executive Board Company (The) (a)                     29,000          962,510

Medical Instruments & Supplies (6.0%)
  CTI Molecular Imaging, Inc. (a) (b)                              9,000          203,220
  DENTSPLY International Inc.                                     11,500          424,580
  STERIS Corporation (a)                                          24,000          636,720
  Varian Medical Systems, Inc. (a)                                24,000        1,157,279
  Zimmer Holdings, Inc. (a)                                        9,800          403,956

Pharmaceuticals (3.7%)
  Charles River Laboratories, Inc. (a) (b)                         9,900          363,825
  Gilead Sciences, Inc. (a)                                        8,400          291,816
  IDEC Pharmaceuticals Corporation (a) (b)                         7,800          358,956
  Taro Pharmaceutical Industries Ltd. (a)                          5,500          191,125
  Techne Corporation (a) (b)                                      15,900          524,700

Restaurants (2.1%)
  Brinker International, Inc. (a)                                 11,800          335,002
  Cheesecake Factory Incorporated (The) (a) (b)                    8,400          284,760
  Sonic Corp. (a)                                                 16,700          388,609

Retail Trade (1.6%)
  CDW Computer Centers, Inc. (a) (b)                               9,700          514,294
  Michaels Stores, Inc. (a)                                        5,100          229,296

Savings Institutions (1.7%)
  Independence Community Bank Corp.                               15,000          385,050
  New York Community Bancorp, Inc. (b)                            13,500          392,310

Variety Stores (0.7%)
  99 Cents Only Stores (a) (b)                                    12,100          327,305

Wholesale Trade Durable Goods (1.3%)
  Patterson Dental Company (a) (b)                                11,700          602,667

Wholesale Trade Nondurable Goods (1.7%)
  Performance Food Group Company (a) (b)                          20,900          777,271
                                                                           --------------

TOTAL COMMON STOCKS (COST: $40,071,155)                                        42,034,780
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $40,071,155)                            $   42,034,780
                                                                           ==============

SUMMARY:
  Investments, at market value                                     89.6%   $   42,034,780
  Other assets in excess of liabilities                            10.4%        4,888,289
                                                           -------------   --------------
  Net assets                                                      100.0%   $   46,923,069
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $12,654,873. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

                                      119
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX PBHG TECHNOLOGY & COMMUNICATIONS

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.2%)

Computer & Data Processing Services (0.2%)
  MicroStrategy Incorporated
    7.50%, due 06/24/2007                                  $     139,300   $       33,780
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $0)                                                 33,780
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (89.7%)

Aerospace (1.9%)
  Lockheed Martin Corporation                                      3,100   $      179,490
  Northrop Grumman Corporation                                     1,400          144,382

Business Services (2.4%)
  eBay Inc. (a)                                                    3,900          246,714
  Overture Services, Inc. (a)                                      3,000           82,590
  Websense, Inc. (a)                                               3,800           76,722

Communication (1.8%)
  Comcast Corporation - Class A (a)                               13,500          310,635

Communications Equipment (6.1%)
  DSP Group, Inc. (a)                                             12,900          184,483
  L-3 Communications Holdings, Inc. (a)                            1,600           75,200
  Motorola, Inc.                                                  20,000          183,400
  Nokia Oyj - ADR                                                 15,600          259,272
  QUALCOMM Incorporated (a)                                        9,400          324,488

Computer & Data Processing Services (23.1%)
  Activision, Inc. (a)                                             1,000           20,500
  Adobe Systems Incorporated                                       6,200          146,568
  CACI International Inc. - Class A (a)                            2,000           81,820
  Documentum, Inc. (a)                                            19,600          286,356
  DST Systems, Inc. (a)                                            8,100          249,075
  Electronic Arts Inc. (a)                                         4,300          280,016
  Intuit Inc. (a)                                                  2,200          114,224
  Mercury Interactive Corporation (a)                              5,300          139,761
  Microsoft Corporation (a)                                       16,800          898,296
  Oracle Corporation (a)                                          27,500          281,875
  Quest Software, Inc. (a)                                        16,600          181,272
  SRA International, Inc. - Class A (a)                            2,900           70,470
  SunGard Data Systems Inc. (a)                                   16,300          361,371
  Symantec Corporation (a)                                        10,200          408,000
  Take-Two Interactive Software, Inc. (a)                          4,900          126,322
  Veridian Corporation (a)                                         3,200           76,672
  VERITAS Software Corporation (a)                                10,800          164,700

Computer & Office Equipment (13.4%)
  Adaptec, Inc. (a)                                                6,800           40,528
  Apple Computer, Inc. (a)                                         6,600          106,062
  Cisco Systems, Inc. (a)                                         26,800          299,624
  Dell Computer Corporation (a)                                   22,900          655,169
  EMC Corporation (a)                                             49,300          251,923
  Hewlett-Packard Company                                         18,400          290,720
  NetScreen Technologies, Inc. (a)                                20,300          267,351
  Pitney Bowes Inc.                                                6,700          224,785
  Western Digital Corporation (a)                                 18,900          116,991

Electrical Goods (0.9%)
  Avnet, Inc.                                                     15,500          144,150

Electronic Components & Accessories (25.3%)
  Analog Devices, Inc. (a)                                         7,500          201,000
  Broadcom Corporation - Class A (a)                               8,000           95,840
  Cree, Inc. (a)                                                   4,600           79,350
  Fairchild Semiconductor International, Inc. - Class A
    (a)                                                           18,800          223,720
  Integrated Circuit Systems, Inc. (a)                            11,700          239,148

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Electronic Components & Accessories (continued)
  Intel Corporation                                               34,900   $      603,770
  International Rectifier Corporation (a)                         12,200          210,694
  Intersil Corporation - Class A (a)                              14,400          244,656
  Linear Technology Corporation                                    6,700          185,188
  Maxim Integrated Products                                        2,200           70,048
  Microchip Technology Incorporated                               14,300          348,920
  Micron Technology, Inc. (a)                                     19,400          310,400
  National Semiconductor Corporation (a)                          10,400          138,112
  QLogic Corporation (a)                                           6,000          208,860
  RF Micro Devices, Inc. (a)                                      20,100          170,629
  Semtech Corporation (a)                                          2,700           38,151
  Silicon Laboratories Inc. (a)                                   20,100          427,929
  TriQuint Semiconductor, Inc. (a)                                41,500          209,575
  Vishay Intertechnology, Inc. (a)                                 7,300           75,190
  Xilinx, Inc. (a)                                                 8,800          167,112

Fabricated Metal Products (0.4%)
  Alliant Techsystems Inc. (a)                                     1,200           72,180

Finance (1.4%)
  Nasdaq - 100 Shares (a)                                          7,900          194,103
  Technology Select Sector SPDR Index Fund (a)                     3,000           44,280

Industrial Machinery & Equipment (3.4%)
  Applied Materials, Inc. (a)                                     14,700          220,941
  Brooks - PRI Automation, Inc. (a)                               10,300          157,487
  Lam Research Corporation (a)                                    14,900          187,591

Instruments & Related Products (2.2%)
  Agilent Technologies, Inc. (a)                                  19,400          266,750
  Applera Corporation - Applied Biosystems Group                   5,400          109,242

Medical Instruments & Supplies (0.2%)
  Boston Scientific Corporation (a)                                1,100           41,393

Motion Pictures (1.3%)
  AOL Time Warner Inc. (a)                                        14,900          219,775

Pharmaceuticals (2.9%)
  Amgen Inc. (a)                                                   3,100          144,336
  Gilead Sciences, Inc. (a)                                        2,500           86,850
  IDEC Pharmaceuticals Corporation (a)                             5,600          257,712

Radio, Television & Computer Stores (1.2%)
  Electronics Boutique Holdings Corp. (a)                          8,200          206,648

Telecommunications (1.8%)
  AT&T Wireless Services, Inc. (a)                                34,600          237,702
  Nextel Communications, Inc. - Class A (a)                        6,000           67,680
                                                                           --------------

TOTAL COMMON STOCKS (COST: $16,040,461)                                        15,114,939
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $16,040,461)                            $   15,148,719
                                                                           ==============

SUMMARY:
  Investments, at market value                                     89.9%   $   15,148,719
  Other assets in excess of liabilities                            10.1%        1,709,311
                                                           -------------   --------------
  Net assets                                                      100.0%   $   16,858,030
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

DEFINITIONS:

ADR         American Depositary Receipt

                                      120
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX PIMCO TOTAL RETURN

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (1.3%)
  U.S. Treasury Inflation Index
    3.50%, due 01/15/2011                                  $   1,038,130   $    1,128,156
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $1,139,187)                            1,128,156
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (40.2%)
  Fannie Mae - Series 1999-13
    6.00%, due 09/25/2011                                         46,000           47,160
  Fannie Mae - Conventional Pools
    5.50%, due 12/01/2016                                        482,785          498,523
    5.50%, due 02/01/2017                                        478,421          494,006
    5.50%, due 03/01/2017                                         98,533          101,743
    6.00%, due 04/01/2017                                        217,023          226,286
    5.50%, due 05/01/2017                                        480,621          496,278
    5.12%, due 01/01/2028 (f)                                    288,505          299,502
  Fannie Mae - December TBA
    5.50%, due 12/01/2017                                      1,000,000        1,027,812
  Fannie Mae - November TBA
    5.50%, due 11/01/2017                                      2,900,000        2,989,720
    6.00%, due 11/01/2017                                      3,000,000        3,123,749
    6.00%, due 11/01/2032                                      6,000,000        6,164,999
  Federal Home Loan Bank
    5.60%, due 01/21/2003                                        100,000          100,901
  Freddie Mac - November TBA
    6.00%, due 11/01/2032                                        150,000          154,313
  Freddie Mac - Series 2434
    5.63%, due 07/15/2028                                        756,303          774,846
  Freddie Mac - Series 2429
    6.00%, due 12/15/2028                                         17,141           17,536
  Freddie Mac - Series 2142
    6.50%, due 04/15/2029                                         25,094           26,738
  Ginnie Mae - November TBA
    6.50%, due 11/01/2032                                      2,000,000        2,082,500
    6.00%, due 11/01/2032                                     10,000,000       10,334,379
  Ginnie Mae - Various Pools
    6.50%, due 06/15/2031                                      2,000,199        2,084,970
    6.50%, due 12/15/2031                                      1,004,120        1,046,676
    6.50%, due 02/15/2032                                        497,425          518,499
    6.50%, due 04/15/2032                                      2,000,199        2,084,940
    6.50%, due 07/15/2032                                        498,654          520,167
  Ginnie Mae - Series 2002-40
    6.50%, due 06/20/2032                                         40,874           42,852
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $35,033,948)
                                                                               35,259,095
                                                                           --------------

FOREIGN GOVERNMENT OBLIGATIONS (3.2%)
  Federative Republic of Brazil
    2.56%, due 04/15/2006 (f)                                    112,000           87,494
    11.50%, due 03/12/2008                                        70,000           45,500
    11.00%, due 01/11/2012                                       100,000           58,000
    8.00%, due 04/15/2014                                        455,622          264,671
    8.88%, due 04/15/2024                                        150,000           68,250
  Malaysia
    7.50%, due 07/15/2011                                         10,000           11,364
  Republic of Bulgaria
    2.69%, due 07/28/2011 (f)                                     97,000           88,270
    2.69%, due 07/28/2024 (f)                                     10,000            9,322
  Republic of Croatia (f)
    2.69%, due 07/31/2010                                        145,455          144,727
  Republic of Panama
    8.25%, due 04/22/2008                                         40,000           40,400
    9.63%, due 02/08/2011                                        230,000          240,350
    2.75%, due 07/17/2016 (f)                                    171,815          129,205
  Republic of Peru
    9.13%, due 02/21/2012                                        230,000          200,560
    4.00%, due 03/07/2017 (f)                                    150,000           96,375
  Republic of Peru - 144A (b)
    9.13%, due 02/21/2012                                         90,000           79,425
  Republic of South Africa
    7.38%, due 04/25/2012                                         25,000           26,313

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
  State of Qatar
    9.75%, due 06/15/2030                                  $      10,000   $       12,298
  United Mexican States
    9.88%, due 02/01/2010                                        150,000          174,150
    8.38%, due 01/14/2011                                        550,000          594,035
    7.50%, due 01/14/2012                                        420,000          434,490
    8.30%, due 08/15/2031                                         10,000            9,925
                                                                           --------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST: $2,786,798)                         2,815,124
                                                                           --------------

MORTGAGE-BACKED SECURITIES (12.0%)
  Amortizing Residential Collateral Trust
    2.12%, due 06/25/2004 (f)                                    287,915          286,946
    2.08%, due 06/25/2032 (e)                                    187,369          187,313
  Bank of America Mortgage Securities, Inc.
    6.20%, due 07/25/2031 (f)                                     74,088           75,773
    5.82%, due 10/20/2032 (e)                                    943,788          995,066
  Bear Stearns Asset Backed Securities, Inc.
    2.16%, due 10/25/2032 (f)                                    352,705          351,995
  Chase Mortgage Finance Corporation
    7.25%, due 02/25/2031                                        159,992          160,798
  CS First Boston Mortgage Securities Corp. (e)
    2.17%, due 03/25/2032                                        286,412          283,884
    2.48%, due 03/28/2032                                         27,773           27,528
    2.36%, due 09/27/2032                                        696,925          696,925
  Countrywide Home Loan Trust - Series 2002-1 (f)
    5.96%, due 03/19/2032                                        509,487          525,683
  Countrywide Home Loans, Inc. (e)
    5.01%, due 09/19/2032                                        889,136          903,532
  First Horizon Asset Securities Inc.
    7.00%, due 09/25/2030                                         35,350           35,968
  Household Mortgage Loan Trust (f)
    2.13%, due 05/20/2032                                        269,624          269,574
  Merrill Lynch Mortgage Investors, Inc.
    2.20%, due 09/25/2032                                         13,560           13,553
  PNC Mortgage Securities Corp
    6.30%, due 07/25/2029                                      1,000,000        1,024,350
  Sequoia Mortgage Funding Corporation - Series 10 (e)
    (f)
    2.21%, due 10/20/2027                                        499,832          499,832
  Structured Asset Mortgage Investments Inc. (e) (f)
    2.15%, due 09/19/2032                                        298,899          298,899
  Structured Asset Securities Corporation
    2.13%, due 10/25/2027 (f)                                     85,282           85,380
    6.35%, due 09/25/2031                                      1,714,369        1,747,354
    2.12%, due 01/25/2033 (f)                                     88,989           88,642
  Vanderbilt Acquisition Loan Trust
    3.28%, due 01/07/2013                                        260,505          262,807
  Washington Mutual Mortgage Securities Corporation
    6.01%, due 01/25/2031                                         12,375           12,622
    6.40%, due 10/19/2039 (f)                                    787,348          804,236
    3.91%, due 12/25/2040 (f)                                    481,564          486,016
  Wells Fargo Mortgage Backed Securities Trust - Series
    2002-E (e)
    5.22%, due 09/25/2032                                        389,253          395,358
                                                                           --------------

TOTAL MORTGAGE-BACKED SECURITIES (COST: $10,473,294)                           10,520,034
                                                                           --------------

CORPORATE DEBT SECURITIES (44.2%)

Air Transportation (1.9%)
  American Airlines, Inc. (a)
    7.86%, due 10/01/2011                                        550,000          500,004
  Continental Airlines, Inc.
    7.06%, due 09/15/2009                                        400,000          327,225
    7.92%, due 05/01/2010                                        150,000          113,598
  Delta Air Lines, Inc.
    7.57%, due 11/18/2010                                        100,000           91,036
    7.11%, due 09/18/2011                                        410,000          372,808
  UAL Corporation
    6.20%, due 09/01/2008                                        300,000          214,220
    6.60%, due 09/01/2013                                        130,000           90,155

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX PIMCO TOTAL RETURN

                                      121
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Amusement & Recreation Services (2.9%)
  Disney (Walt) Company (The)
    3.90%, due 09/15/2003                                  $     700,000   $      701,563
    5.13%, due 12/15/2003                                        800,000          818,261
  MGM MIRAGE
    6.95%, due 02/01/2005                                        500,000          509,984
    6.63%, due 02/01/2005                                         20,000           20,150
    8.50%, due 09/15/2010                                        470,000          512,093
  Station Casinos, Inc.
    8.38%, due 02/15/2008                                         10,000           10,550

Automotive (1.1%)
  DaimlerChrysler North America Holding Corporation
    2.60%, due 12/16/2002 (f)                                    150,000          150,039
    7.13%, due 04/10/2003                                        150,000          152,249
    7.75%, due 05/27/2003                                        600,000          615,252
    2.05%, due 08/16/2004 (f)                                     50,000           49,286

Business Credit Institutions (2.9%)
  CIT Group, Inc. (The)
    5.92%, due 01/15/2003                                        100,000          100,404
    7.75%, due 04/02/2012                                        100,000          102,225
    2.15%, due 02/28/2003 (f)                                    200,000          199,100
  Ford Motor Credit Company
    7.25%, due 01/15/2003                                        200,000          200,380
    2.01%, due 03/17/2003 (f)                                    100,000           98,558
    2.08%, due 06/02/2003 (f)                                    700,000          684,467
    7.50%, due 06/15/2003                                        500,000          504,268
    2.08%, due 04/26/2004 (f)                                    200,000          184,177
    2.26%, due 07/18/2005 (f)                                    100,000           86,005
  National Rural Utilities Cooperative Finance
    Corporation (f)
    2.83%, due 04/26/2004                                        100,000          100,325
  RACERS Series 1997-R-8-3 - 144A (b) (e) (f)
    2.05%, due 08/15/2007                                        300,000          297,480

Business Services (1.0%)
  Clear Channel Communications, Inc.
    7.25%, due 09/15/2003                                        750,000          764,486
    7.25%, due 10/15/2027                                        150,000          145,705

Commercial Banks (1.3%)
  HSBC Capital Funding LP - 144A (b) (f)
    10.18%, due 12/31/2049                                       150,000          200,817
  KBC Bank Fund Trust III - 144A (b)
    9.86%, due 11/29/2049                                         15,000           17,840
  Morgan Chase & Co. (J.P.) (a)
    6.63%, due 03/15/2012                                        800,000          857,318
  Popular, Inc. (f)
    3.43%, due 10/15/2003                                        100,000          100,898

Communication (3.5%)
  Comcast Cable Communications, Inc.
    6.75%, due 01/30/2011                                        160,000          152,681
  Continental Cablevision, Inc.
    8.30%, due 05/15/2006                                        100,000           98,203
  Cox Communications, Inc.
    6.50%, due 11/15/2002                                         10,000           10,001
    6.15%, due 08/01/2003 (f)                                    850,000          843,728
  CSC Holdings, Inc.
    7.88%, due 12/15/2007                                         10,000            8,275
    7.63%, due 04/01/2011                                        150,000          122,625
  Rogers Cablesystems Ltd.
    10.00%, due 03/15/2005                                        10,000            9,900
  TCI Communications, Inc.
    6.38%, due 05/01/2003                                      1,600,000        1,593,487
    8.65%, due 09/15/2004                                        100,000          101,065
  Tele-Communications, Inc.
    8.25%, due 01/15/2003                                        115,000          115,209

Electric Services (5.6%)
  Dominion Resources, Inc.
    6.00%, due 01/31/2003                                        600,000          602,964
  Entergy Gulf States, Inc. - 144A (b) (f)
    3.11%, due 09/01/2004                                        500,000          498,287

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Electric Services (continued)
  FirstEnergy Corp.
    7.38%, due 06/01/2003                                  $     600,000   $      608,144
  IPALCO Enterprises, Inc.
    7.38%, due 11/14/2008                                         10,000            8,400
  Oncor Electric Delivery Company - 144A (b)
    6.38%, due 05/01/2012                                        800,000          813,937
  Progress Energy, Inc.
    6.55%, due 03/01/2004                                        600,000          612,672
  PSEG Power LLC - 144A (b)
    6.95%, due 06/01/2012                                        300,000          261,000
  Toledo Edison Company (The)
    7.82%, due 03/31/2003                                      1,000,000        1,008,706
  TXU Electric Company
    6.75%, due 03/01/2003                                        200,000          200,650
  TXU Electric Company - 144A (b) (f)
    2.43%, due 06/15/2003                                        200,000          194,028

Electric, Gas & Sanitary Services (1.5%)
  Midwest Generation, LLC
    8.30%, due 07/02/2009                                         30,000           17,318
  Niagara Mohawk Power Corporation
    6.88%, due 04/01/2003                                        500,000          508,442
    7.38%, due 07/01/2003                                         15,122           15,585
    7.38%, due 08/01/2003                                        750,000          775,772

Environmental Services (1.4%)
  USA Waste Services, Inc.
    7.00%, due 10/01/2004                                        300,000          308,907
  Waste Management, Inc.
    6.38%, due 12/01/2003                                        100,000          100,476
    7.10%, due 08/01/2026                                        800,000          807,541

Food Stores (0.8%)
  Safeway Inc.
    3.63%, due 11/05/2003                                        700,000          706,290

Gas Production & Distribution (1.9%)
  El Paso Corporation (a)
    7.75%, due 01/15/2032                                         40,000           25,200
  Kinder Morgan, Inc.
    6.45%, due 03/01/2003                                        630,000          634,490
  Limestone Electron Trust - 144A (b)
    8.63%, due 03/15/2003                                        500,000          465,566
  Sonat Inc.
    7.63%, due 07/15/2011                                        370,000          244,200
  Southern Natural Gas Company
    8.00%, due 03/01/2032                                        100,000           89,000
  Williams Companies, Inc. (The)
    6.50%, due 11/15/2002                                        200,000          195,000

Health Services (1.4%)
  HCA Inc.
    6.87%, due 09/15/2003                                        600,000          614,710
  HEALTHSOUTH Corporation
    8.38%, due 10/01/2011                                         10,000            8,000
    7.63%, due 06/01/2012                                        750,000          592,500

Holding & Other Investment Offices (0.1%)
  EOP Operating Limited Partnership
    6.38%, due 02/15/2003                                         50,000           50,522

Hotels & Other Lodging Places (1.4%)
  Harrah's Operating Company, Inc.
    7.50%, due 01/15/2009                                         10,000           10,994
    8.00%, due 02/01/2011                                        160,000          178,230
  Hilton Hotels Corporation
    7.00%, due 07/15/2004                                        150,000          151,313
  Park Place Entertainment Corporation
    7.95%, due 08/01/2003                                        300,000          304,643
    7.50%, due 09/01/2009 (a)                                    350,000          351,943
  Starwood Hotels & Resorts Worldwide, Inc.
    6.75%, due 11/15/2003                                         10,000           10,013
  Starwood Hotels & Resorts Worldwide, Inc. - 144A (b)
    7.88%, due 05/01/2012                                        200,000          191,500

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX PIMCO TOTAL RETURN

                                      122
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Instruments & Related Products (1.7%)
  Raytheon Company
    7.90%, due 03/01/2003                                  $   1,450,000   $    1,469,006

Lumber & Wood Products (0.0%)
  Weyerhaeuser Company (f)
    2.95%, due 09/15/2003                                         10,000            9,993

Mortgage Bankers & Brokers (0.4%)
  Home Equity Asset Trust (f)
    2.13%, due 11/25/2032                                        381,796          380,698

Motion Pictures (0.6%)
  AOL Time Warner Inc.
    6.88%, due 05/01/2012                                         20,000           19,758
    7.63%, due 04/15/2031                                         60,000           54,368
    7.70%, due 05/01/2032                                        530,000          486,781

Oil & Gas Extraction (2.5%)
  Dynegy Holdings Inc. (a)
    8.75%, due 02/15/2012                                        200,000           50,000
  Kerr-McGee Corporation (f)
    2.55%, due 06/28/2004                                         50,000           49,943
  Occidental Petroleum Corporation
    6.75%, due 11/15/2002                                        600,000          600,445
    6.40%, due 04/01/2003 (f)                                    500,000          508,150
  Transocean Inc.
    6.50%, due 04/15/2003                                      1,000,000        1,015,453

Paper & Allied Products (1.6%)
  Bowater Canada Finance Corporation - 144A (b)
    7.95%, due 11/15/2011                                         10,000            9,779
  International Paper Company
    8.99%, due 03/21/2003                                        120,000          122,987
    8.00%, due 07/08/2003                                      1,250,000        1,295,903

Personal Credit Institutions (2.7%)
  CDC Mortgage Capital Trust (f)
    2.12%, due 01/25/2033                                        387,681          386,491
  General Motors Acceptance Corporation
    5.48%, due 12/16/2002                                         20,000           20,027
    2.14%, due 08/04/2003 (f)                                    300,000          294,476
    3.23%, due 10/16/2003 (f)                                    500,000          493,708
    2.56%, due 01/20/2004 (f)                                    400,000          387,186
  Household Finance Corporation
    7.63%, due 01/15/2003                                        300,000          297,494
    6.13%, due 02/27/2003                                        200,000          200,560
    3.05%, due 03/11/2004 (f)                                    320,000          301,733

Radio & Television Broadcasting (0.6%)
  British Sky Broadcasting Group PLC
    8.50%, due 07/15/2009                                        100,000          105,000
  Cox Enterprises, Inc. - 144A (b) (f)
    2.72%, due 05/01/2003                                        200,000          198,383
  Turner Broadcasting System, Inc.
    7.40%, due 02/01/2004                                        200,000          202,317

Railroads (0.1%)
  Norfolk Southern Corporation (f)
    2.48%, due 02/28/2005                                        100,000           99,947

Savings Institutions (0.3%)
  Golden State Holdings Inc.
    7.00%, due 08/01/2003                                        120,000          123,215
    2.82%, due 08/01/2003 (f)                                    100,000           99,686

Telecommunications (3.7%)
  BT Group PLC (f)
    3.12%, due 12/15/2003                                        900,000          900,313
  France Telecom
    4.58%, due 03/14/2003 (f)                                     50,000           49,785
    9.25%, due 03/01/2011 (g)                                     10,000           11,033
    10.00%, due 03/01/2031 (g)                                   400,000          451,760
  Qwest Corporation
    7.63%, due 06/09/2003                                         50,000           48,250
    6.88%, due 09/15/2033                                        200,000          138,000
  Quest Corporation - 144A (b)
    8.88%, due 03/15/2012                                        200,000          182,000

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Telecommunications (continued)
  Sprint Capital Corporation
    5.70%, due 11/15/2003                                  $     250,000   $      240,196
    6.88%, due 11/15/2028                                        560,000          371,339
    8.75%, due 03/15/2032                                        110,000           83,677
  Sprint Corporation
    9.50%, due 04/01/2003                                        100,000           99,506
  Verizon Wireless Capital LLC - 144A (b) (f)
    2.23%, due 12/17/2003                                        600,000          588,071
  WorldCom, Inc. - WorldCom Group - 144A (b) (d)
    7.38%, due 01/15/2003                                         10,000            1,725

Tobacco Products (1.1%)
  R.J. Reynolds Tobacco Holdings, Inc.
    7.38%, due 05/15/2003                                        960,000          976,210

Transportation & Public Utilities (0.2%)
  CMS Panhandle Holdings, LLC
    6.50%, due 07/15/2009                                        190,000          163,532
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $38,961,860)                            38,703,927
                                                                           --------------

CONVERTIBLE BONDS (0.2%)

Health Services (0.2%)
  HEALTHSOUTH Corporation (a)
    3.25%, due 04/01/2003                                        200,000          191,500
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $189,542)                                          191,500
                                                                           --------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (5.3%)
  Fannie Mae
    1.71%, due 12/18/2002                                      4,100,000        4,090,846
  U.S. Treasury Bill
    1.59%, due 11/14/2002 (c)                                    220,000          219,874
    1.52%, due 11/29/2002                                         10,000            9,988
    1.55%, due 11/29/2002                                        205,000          204,752
    1.56%, due 11/29/2002                                         10,000            9,988
    1.58%, due 11/29/2002                                         15,000           14,982
    1.59%, due 11/29/2002                                         15,000           14,981
    1.62%, due 11/29/2002                                         20,000           19,975
    1.66%, due 11/29/2002                                         30,000           29,961
    1.66%, due 11/29/2002                                         15,000           14,981
    1.66%, due 11/29/2002                                         10,000            9,987
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $4,640,315)
                                                                                4,640,315
                                                                           --------------

COMMERCIAL PAPER (14.5%)
  ABN-AMRO North America Finance, Inc.
    1.75%, due 01/21/2003                                      2,800,000        2,788,975
  CDC Commercial Paper Corporation
    1.74%, due 11/21/2002                                      2,400,000        2,397,680
  Commonwealth Bank of Australia Finance Inc. (Delaware)
    1.73%, due 11/20/2002                                      3,000,000        2,997,262
  GlaxoSmithKline PLC
    1.68%, due 11/13/2002                                      2,500,000        2,498,600
  Svenska Handelsbanken AB
    1.75%, due 12/16/2002                                        500,000          498,906
  UBS Finance (Delaware) LLC
    1.78%, due 11/05/2002                                      1,500,000        1,499,703
                                                                           --------------

TOTAL COMMERCIAL PAPER (COST: $12,681,126)                                     12,681,126
                                                                           --------------

SHORT-TERM OBLIGATIONS (3.6%)
  Danske Corporation
    1.76%, due 12/03/2002                                      1,600,000        1,597,497
  Swedbank
    1.76%, due 11/12/2002                                      1,600,000        1,594,055
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $3,191,552)                                 3,191,552
                                                                           --------------

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX PIMCO TOTAL RETURN

                                      123
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002



The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------

PURCHASED OPTIONS (0.0%)

Put Options (0.0%)
  90 - Day Eurodollar Future
    Put Strike $95.75
    Expires 03/17/2003                                                59              738
  90 - Day Eurodollar Future
    Put Strike $92.75
    Expires 12/16/2002                                                 4               25
  90 - Day Eurodollar Future
    Put Strike $95.50
    Expires 12/16/2002                                                29              181
  90 - Day Eurodollar Future
    Put Strike $94.25
    Expires 12/02/2002                                                 1                6
  90 - Day Eurodollar Future
    Put Strike $95.00
    Expires 12/16/2002                                                 2               25
  90 - Day Eurodollar Future
    Put Strike $95.75
    Expires 12/16/2002                                                 1                6
                                                                           --------------

TOTAL PURCHASED OPTIONS (COST: $1,179)                                                981
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $109,098,801)                           $  109,131,810
                                                                           ==============

WRITTEN OPTIONS (-0.1%)

Covered Call Options (-0.1%)
  U.S. Treasury Note Future
    Call Strike $108.00
    Expires 11/23/02                                                   7          (47,031)
  U.S. Treasury Note Future
    Call Strike $118.00
    Expires 11/23/02                                                  32           (3,000)

Put Options (0.0%)
  90 - Day Eurodollar Future
    Put Strike $98.00
    Expires 03/17/2003                                                32           (3,600)
  90 - Day Eurodollar Future
    Put Strike $96.50
    Expires 03/17/2003                                                10              (63)
  90 - Day Eurodollar Future
    Put Strike $96.50
    Expires 12/16/2002                                                12              (75)
  90 - Day Eurodollar Future
    Put Strike $96.75
    Expires 03/17/2003                                                20             (250)
                                                                           --------------

TOTAL WRITTEN OPTIONS (PREMIUM: $72,076)                                          (54,019)
                                                                           --------------

SUMMARY:
  Investments, at market value                                    124.5%   $  109,131,810
  Written Options                                                  -0.1%          (54,019)
  Liabilities in excess of other assets                           -24.4%      (21,401,611)
                                                           -------------   --------------
  Net assets                                                      100.0%   $   87,676,180
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:

---------------------------------------------------------------------------------
                                                   AMOUNT IN      NET UNREALIZED
                         BOUGHT    SETTLEMENT    U.S. DOLLARS      APPRECIATION
CURRENCY                 (SOLD)       DATE       BOUGHT (SOLD)    (DEPRECIATION)
---------------------------------------------------------------------------------
Euro Dollar              (22,595)   11/01/02    $      (22,229)   $         (154)

--------------------------------------------------------------------------------

FUTURES CONTRACTS:

-------------------------------------------------------------------------------
                                                   AMOUNT IN     NET UNREALIZED
                                    SETTLEMENT   U.S. DOLLARS     APPRECIATION
                        CONTRACTS      DATE      BOUGHT (SOLD)   (DEPRECIATION)
-------------------------------------------------------------------------------
Euro-BOBL (h)               22      12/06/2002   $  2,429,418    $     22,108
Euro-BUND (i)               46      12/10/2002      5,174,424          18,214
U.S. Treasury Long
 Bond                        7      12/19/2002        774,594          (2,625)
3 Month Euro Euribor
 (j)                        31      12/16/2002         (1,565)          5,348
3 Month Euro Euribor
 (j)                        75      03/17/2003            946               0
3 Month Euro Euribor
 (j)                        44      03/17/2003         (6,663)         12,114
5-Year U.S. Treasury
 Note                        2      12/19/2002       (227,469)         (4,813)
10-Year U.S. Treasury
 Note                      153      12/19/2002     17,551,970          84,295
90-Day Eurodollar           22      03/17/2003      5,420,800          71,270
                                                 ------------    ------------
                                                 $ 31,116,455    $    205,912
                                                 ============    ============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $1,869,817. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(b) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(c) At October 31, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for open future contracts. The market value of all securities segregated at October 31, 2002 is $219,874.

(d)         Currently in default on interest payments.

(e) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

(f) Floating or variable rate note. Rate is listed as of October 31, 2002.

(g) Securities are stepbonds. Coupon steps up or down by 25BP for each rating downgrade or upgrade by Standard & Poor's or Moody's for each notch below A-/A3.

(h)         Notional medium-term debt instrument issued by the German Federal
            Government.

(i)         Notional long-term debt instrument issued by the German Federal
            Government.

(j)         Euro Interbank Offered Rate.

DEFINITIONS:

TBA Mortgage-backed securities traded under delayed delivery commitments. Income on TBA's are not earned until settlement date.

                                      124
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX PROTECTED PRINCIPAL STOCK

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (94.1%) (A)

Aerospace (1.1%)
  Boeing Company (The)                                             6,300   $      187,425
  Goodrich Corporation                                               800           12,080
  Lockheed Martin Corporation                                      3,400          196,860
  Northrop Grumman Corporation                                       900           92,817
  Textron Inc.                                                     1,100           45,100
  United Technologies Corporation                                  3,400          209,678

Air Transportation (0.3%)
  AMR Corporation (b)                                              1,200            5,664
  Delta Air Lines, Inc.                                              900            9,072
  FedEx Corporation                                                2,300          122,337
  Southwest Airlines Co.                                           5,600           81,760

Amusement & Recreation Services (0.4%)
  Disney (Walt) Company (The)                                     15,400          257,180
  Harrah's Entertainment, Inc. (b)                                   900           37,800

Apparel & Accessory Stores (0.3%)
  Gap, Inc. (The)                                                  6,600           77,682
  Limited, Inc. (The)                                              3,600           56,412
  Nordstrom, Inc.                                                  1,000           19,920
  TJX Companies, Inc. (The)                                        3,800           77,976

Apparel Products (0.2%)
  Cintas Corporation                                               1,300           61,451
  Jones Apparel Group, Inc. (b)                                    1,000           34,640
  Liz Claiborne, Inc.                                                800           23,776
  V.F. Corporation                                                   800           29,456

Auto Repair, Services & Parking (0.0%)
  Ryder System, Inc.                                                 500           11,475

Automotive (1.0%)
  Dana Corporation                                                 1,200           12,000
  Delphi Automotive Systems Corporation                            4,000           27,840
  Ford Motor Company                                              13,600          115,056
  General Motors Corporation                                       4,000          133,000
  Harley-Davidson, Inc.                                            2,300          120,290
  Honeywell International Inc.                                     6,000          143,640
  Navistar International Corporation (b)                             500           11,210
  PACCAR Inc.                                                        900           39,708
  TRW Inc.                                                         1,000           53,300
  Visteon Corporation                                              1,000            6,590

Automotive Dealers & Service Stations (0.1%)
  AutoZone, Inc. (b)                                                 800           68,616

Beverages (2.9%)
  Anheuser-Busch Companies, Inc.                                   6,600          348,216
  Brown-Forman Corporation - Class B                                 600           43,374
  Coca-Cola Company (The)                                         18,400          855,232
  Coca-Cola Enterprises Inc.                                       3,400           81,056
  Coors (Adolph) Company                                             300           20,544
  Pepsi Bottling Group, Inc. (The)                                 2,300           61,985
  PepsiCo, Inc.                                                   13,200          582,120

Business Services (1.1%)
  Clear Channel Communications, Inc. (b)                           4,400          163,020
  eBay Inc. (b)                                                    2,300          145,498
  Equifax Inc.                                                     1,100           25,916
  First Data Corporation                                           5,600          195,664
  Interpublic Group of Companies, Inc. (The)                       2,900           34,713
  Moody's Corporation                                              1,200           56,520
  Omnicom Group, Inc.                                              1,500           86,445
  Robert Half International Inc. (b)                               1,400           23,380
  TMP Worldwide Inc. (b)                                             800           12,384

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Chemicals & Allied Products (3.8%)
  Air Products and Chemicals, Inc.                                 1,800   $       79,560
  Avon Products, Inc.                                              1,900           92,131
  Clorox Company (The)                                             1,900           85,367
  Colgate-Palmolive Company                                        3,800          208,924
  Dow Chemical Company (The)                                       6,700          174,133
  du Pont (E.I.) de Nemours and Company                            7,400          305,250
  Eastman Chemical Company                                           700           25,438
  Ecolab Inc.                                                      1,000           48,250
  Great Lakes Chemical Corporation                                   400            9,728
  Hercules Incorporated (b)                                          800            7,680
  International Flavors & Fragrances Inc.                            800           26,840
  Monsanto Company                                                 1,671           27,622
  Pharmacia Corporation                                            9,800          421,400
  PPG Industries, Inc.                                             1,300           61,139
  Praxair, Inc.                                                    1,300           70,850
  Procter & Gamble Company (The)                                   9,800          866,810
  Rohm and Haas Company                                            1,800           59,886
  Sherwin-Williams Company (The)                                   1,200           32,820
  Sigma-Aldrich Corporation                                          600           27,450

Commercial Banks (9.3%)
  AmSouth Bancorporation                                           2,800           54,880
  Bank of America Corporation                                     11,400          795,720
  Bank of New York Company, Inc. (The)                             5,300          137,800
  Bank One Corporation                                             8,900          343,273
  BB&T Corporation                                                 3,400          123,250
  Citigroup Inc.                                                  38,400        1,418,880
  Comerica Incorporated                                            1,400           61,124
  Concord EFS, Inc. (b)                                            3,500           49,980
  Fifth Third Bancorp                                              4,200          266,700
  First Tennessee National Corporation                             1,000           37,080
  FleetBoston Financial Corporation                                7,900          184,781
  Huntington Bancshares Incorporated                               2,000           37,820
  KeyCorp                                                          3,300           80,619
  Marshall & Ilsley Corporation                                    1,700           47,872
  MBNA Corporation                                                 9,600          194,976
  Mellon Financial Corporation                                     3,400           96,186
  Morgan Chase & Co. (J.P.)                                       15,000          311,250
  National City Corporation                                        4,400          119,372
  North Fork Bancorporation, Inc.                                  1,300           49,998
  Northern Trust Corporation                                       1,800           62,676
  PNC Financial Services Group, Inc. (The)                         2,300           93,518
  Providian Financial Corporation (b)                              2,300           10,235
  Regions Financial Corporation                                    1,800           60,966
  SouthTrust Corporation                                           2,600           66,612
  State Street Corporation                                         2,500          103,425
  SunTrust Banks, Inc.                                             2,300          139,932
  Synovus Financial Corp.                                          2,300           47,127
  U.S. Bancorp                                                    14,300          301,587
  Union Planters Corporation                                       1,600           45,216
  Wachovia Corporation                                            10,400          361,816
  Wells Fargo & Company                                           12,700          640,969
  Zions Bancorporation                                               800           32,168

Communication (1.1%)
  Comcast Corporation - Class A (b)                                7,000          161,070
  Viacom, Inc. - Class B (b)                                      13,200          588,852

Communications Equipment (0.7%)
  ADC Telecommunications, Incorporated (b)                         5,800            9,164
  Avaya Inc. (b)                                                   2,800            5,600
  Ciena Corporation (b)                                            3,300           12,144
  Comverse Technology, Inc. (b)                                    1,500           10,800
  Corning Incorporated (b)                                         7,100           13,277
  Lucent Technologies Inc. (b)                                    25,400           31,242
  Motorola, Inc.                                                  17,000          155,890
  QUALCOMM Incorporated (b)                                        5,600          193,312
  Rockwell Collins, Inc.                                           1,500           33,795
  Scientific-Atlanta, Inc.                                         1,200           14,652
  Tellabs, Inc. (b)                                                3,200           24,576

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX PROTECTED PRINCIPAL STOCK

                                      125
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Computer & Data Processing Services (5.3%)
  Adobe Systems Incorporated                                       1,900   $       44,916
  Autodesk, Inc.                                                   1,000           11,700
  Automatic Data Processing, Inc.                                  4,500          191,385
  BMC Software, Inc. (b)                                           2,000           31,880
  Citrix Systems, Inc. (b)                                         1,400           10,570
  Computer Associates International, Inc.                          4,100           60,926
  Computer Sciences Corporation (b)                                1,400           45,206
  Compuware Corporation (b)                                        2,900           14,068
  Convergys Corporation (b)                                        1,400           20,832
  Electronic Arts Inc. (b)                                         1,100           71,632
  Electronic Data Systems Corporation                              3,400           51,204
  Fiserv, Inc. (b)                                                 1,500           46,860
  IMS Health Incorporated                                          2,300           34,592
  Intuit Inc. (b)                                                  1,700           88,264
  Mercury Interactive Corporation (b)                                700           18,459
  Microsoft Corporation (b)                                       40,400        2,160,188
  Novell, Inc. (b)                                                 2,800            6,804
  Oracle Corporation (b)                                          41,000          420,250
  Parametric Technology Corporation (b)                            2,100            4,851
  PeopleSoft, Inc. (b)                                             2,300           41,630
  Rational Software Corporation (b)                                1,500            9,930
  Sabre Holdings Corporation (b)                                   1,100           21,098
  Siebel Systems, Inc. (b)                                         3,400           25,568
  SunGard Data Systems Inc. (b)                                    2,300           50,991
  Unisys Corporation (b)                                           2,400           20,952
  VERITAS Software Corporation (b)                                 3,200           48,800
  Yahoo! Inc. (b)                                                  4,300           64,156

Computer & Office Equipment (4.3%)
  Apple Computer, Inc. (b)                                         2,700           43,389
  Cisco Systems, Inc. (b)                                         54,700          611,546
  Dell Computer Corporation (b)                                   19,400          555,034
  EMC Corporation (b)                                             16,800           85,848
  Gateway, Inc. (b)                                                2,400            7,200
  Hewlett-Packard Company                                         22,700          358,660
  International Business Machines Corporation                     12,700        1,002,538
  Lexmark International Group, Inc. (b)                            1,000           59,420
  NCR Corporation (b)                                                800           17,792
  Network Appliance, Inc. (b)                                      2,500           22,428
  Pitney Bowes Inc.                                                1,900           63,745
  Sun Microsystems, Inc. (b)                                      24,200           71,656
  Symbol Technologies, Inc.                                        1,800           15,570
  Xerox Corporation (b)                                            5,200           34,528

Construction (0.1%)
  Ashland Inc.                                                       600           15,750
  Centex Corporation                                                 500           22,740
  Fluor Corporation                                                  700           16,555
  KB Home                                                            400           18,880
  Pulte Corporation                                                  500           22,960

Department Stores (0.5%)
  Dillard's, Inc. - Class A                                          700           11,543
  Federated Department Stores, Inc. (b)                            1,600           49,120
  J.C. Penney Company, Inc.                                        2,200           41,910
  Kohl's Corporation (b)                                           2,600          151,970
  May Department Stores Company (The)                              2,300           53,705
  Sears, Roebuck and Co.                                           2,400           63,024

Drug Stores & Proprietary Stores (0.5%)
  CVS Corporation                                                  3,000           83,190
  Walgreen Co.                                                     7,700          259,875

Educational Services (0.1%)
  Apollo Group, Inc. - Class A (b)                                 1,400           58,100

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Electric Services (1.5%)
  AES Corporation (The) (b)                                        3,800   $        6,726
  Allegheny Energy, Inc.                                           1,000            5,700
  American Electric Power Company, Inc.                            2,600           66,664
  Calpine Corporation (b)                                          2,900            5,800
  CenterPoint Energy, Inc.                                         2,300           16,284
  Constellation Energy Group, Inc.                                 1,300           33,254
  Dominion Resources, Inc.                                         2,200          105,600
  DTE Energy Company                                               1,300           58,617
  Duke Energy Corporation                                          6,100          124,989
  Edison International (b)                                         2,500           25,125
  Entergy Corporation                                              1,800           79,362
  FirstEnergy Corp.                                                2,300           74,635
  FPL Group, Inc.                                                  1,400           82,572
  Mirant Corporation (b)                                           3,100            6,634
  Pinnacle West Capital Corporation                                  700           19,950
  PPL Corporation                                                  1,100           38,071
  Progress Energy, Inc.                                            1,800           75,096
  Southern Company (The)                                           5,100          151,470
  TECO Energy, Inc.                                                1,200           17,760
  TXU Corp.                                                        2,200           31,570

Electric, Gas & Sanitary Services (0.7%)
  Ameren Corporation                                               1,100           44,440
  Cinergy Corp.                                                    1,300           40,443
  Citizens Communications Company (b)                              2,300           19,136
  CMS Energy Corporation                                           1,000            7,830
  Consolidated Edison, Inc.                                        1,700           72,369
  Exelon Corporation                                               2,400          120,960
  NiSource Inc.                                                    1,700           28,084
  PG&E Corporation (b)                                             3,000           32,550
  Public Service Enterprise Group Incorporated                     1,700           48,705
  Sempra Energy                                                    1,600           35,424
  Xcel Energy, Inc.                                                3,000           31,200

Electronic & Other Electric Equipment (3.2%)
  American Power Conversion Corporation (b)                        1,600           20,672
  Cooper Industries, Inc. - Class A                                  800           25,192
  Eaton Corporation                                                  600           41,034
  Emerson Electric Co.                                             3,300          158,994
  General Electric Company                                        74,200        1,873,550
  Maytag Corporation                                                 700           18,060
  Thomas & Betts Corporation (b)                                     500            8,280
  Whirlpool Corp.                                                    600           27,966

Electronic Components & Accessories (2.8%)
  Advanced Micro Devices, Inc. (b)                                 2,600           15,964
  Altera Corporation (b)                                           3,000           35,160
  Analog Devices, Inc. (b)                                         2,800           75,040
  Applied Micro Circuits Corporation (b)                           2,300            9,016
  Broadcom Corporation - Class A (b)                               2,200           26,356
  Intel Corporation                                               50,100          866,730
  Jabil Circuit, Inc. (b)                                          1,600           24,688
  JDS Uniphase Corporation (b)                                    10,300           23,082
  Linear Technology Corporation                                    2,400           66,336
  LSI Logic Corporation (b)                                        2,800           16,520
  Maxim Integrated Products                                        2,400           76,416
  Micron Technology, Inc. (b)                                      4,300           68,800
  Molex Incorporated                                               1,500           39,615
  National Semiconductor Corporation (b)                           1,400           18,592
  NVIDIA Corporation (b)                                           1,200           14,280
  PMC-Sierra, Inc. (b)                                             1,300            6,331
  Power-One, Inc. (b)                                                700            3,767
  QLogic Corporation (b)                                             800           27,848
  Sanmina Corporation (b)                                          3,600           11,088
  Solectron Corporation (b)                                        6,100           13,725
  Texas Instruments Incorporated                                  12,900          204,594
  Tyco International Ltd.                                         15,100          218,346
  Xilinx, Inc. (b)                                                 2,500           47,475

Environmental Services (0.2%)
  Allied Waste Industries, Inc. (b)                                1,600           13,040
  Waste Management, Inc.                                           4,400          101,288

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX PROTECTED PRINCIPAL STOCK

                                      126
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Fabricated Metal Products (0.5%)
  Crane Co.                                                          500   $        9,185
  Fortune Brands, Inc.                                             1,200           60,072
  Gillette Company (The)                                           8,000          239,040
  McDermott International, Inc. (b)                                  500            1,775
  Parker-Hannifin Corporation                                        900           39,267
  Stanley Works (The)                                                700           22,659

Finance (4.0%)
  Standard & Poor's 500 Depositary Receipt                        31,000        2,752,800

Food & Kindred Products (1.2%)
  Archer Daniels Midland Co.                                       4,700           64,014
  Campbell Soup Company                                            3,200           67,456
  ConAgra Foods, Inc.                                              3,800           92,150
  General Mills, Inc.                                              2,800          115,696
  Heinz (H.J.) Company                                             2,700           86,832
  Hershey Foods Corporation                                        1,100           71,577
  Kellogg Company                                                  3,200          101,952
  Sara Lee Corporation                                             5,800          132,414
  Wrigley (Wm.) Jr. Company                                        1,800           94,986

Food Stores (0.4%)
  Albertson's, Inc.                                                3,200           71,392
  Kroger Co. (The) (b)                                             5,800           86,072
  Safeway Inc. (b)                                                 3,400           78,540
  Winn-Dixie Stores, Inc.                                          1,100           16,522

Furniture & Fixtures (0.1%)
  Johnson Controls, Inc.                                             800           62,400
  Leggett & Platt, Incorporated                                    1,600           33,360

Furniture & Home Furnishings Stores (0.1%)
  Bed Bath & Beyond Inc. (b)                                       2,300           81,558

Gas Production & Distribution (0.2%)
  El Paso Corporation                                              4,100           31,775
  KeySpan Corporation                                              1,100           40,183
  Kinder Morgan, Inc.                                                900           32,949
  Nicor Inc.                                                         400           12,416
  Peoples Energy Corporation                                         300           10,905
  Williams Companies, Inc. (The)                                   3,600            6,768

Health Services (0.5%)
  HCA Inc.                                                         3,600          156,564
  Health Management Associates, Inc. - Class A                     1,900           36,328
  HEALTHSOUTH Corporation (b)                                      3,000           13,050
  Manor Care, Inc. (b)                                               800           15,816
  Tenet Healthcare Corporation (b)                                 3,400           97,750

Holding & Other Investment Offices (0.3%)
  Equity Office Properties Trust                                   3,200           77,056
  Equity Residential Properties Trust                              2,200           52,184
  Plum Creek Timber Company, Inc.                                  1,500           33,915
  Simon Property Group, Inc.                                       1,500           51,225

Hotels & Other Lodging Places (0.2%)
  Hilton Hotels Corporation                                        2,800           34,440
  Marriott International, Inc. - Class A                           2,000           61,860
  Starwood Hotels & Resorts Worldwide, Inc.                        1,600           37,280

Industrial Machinery & Equipment (1.3%)
  American Standard Companies Inc. (b)                               600           40,020
  Applied Materials, Inc. (b)                                     12,200          183,366
  Baker Hughes Incorporated                                        2,600           75,530
  Black & Decker Corporation (The)                                   700           32,732
  Brunswick Corporation                                              800           16,464
  Caterpillar, Inc.                                                2,600          106,210
  Cummins Inc.                                                       400            9,584
  Deere & Company                                                  1,900           88,141
  Dover Corporation                                                1,600           40,128
  Illinois Tool Works Inc.                                         2,300          141,220
  Ingersoll-Rand Company - Class A                                 1,300           50,700
  ITT Industries, Inc.                                               800           51,984
  Novellus Systems, Inc. (b)                                       1,100           34,760
  Pall Corporation                                                   900           15,633

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Instruments & Related Products (0.7%)
  Agilent Technologies, Inc. (b)                                   3,500   $       48,125
  Applera Corporation - Applied Biosystems Group                   1,700           34,391
  Danaher Corporation                                              1,200           69,420
  Eastman Kodak Company                                            2,300           75,785
  KLA-Tencor Corporation (b)                                       1,500           53,415
  Millipore Corporation                                              400           13,604
  PerkinElmer, Inc.                                                1,000            6,960
  Raytheon Company                                                 3,100           91,450
  Rockwell International Corporation                               1,500           24,825
  Snap-on Incorporated                                               500           13,025
  Tektronix, Inc. (b)                                                800           14,136
  Teradyne, Inc. (b)                                               1,500           18,165
  Thermo Electron Corporation (b)                                  1,400           25,746
  Waters Corporation (b)                                           1,000           25,180

Insurance (4.2%)
  ACE Limited                                                      2,100           64,575
  Aetna Inc.                                                       1,100           44,330
  AFLAC Incorporated                                               3,600          109,584
  Allstate Corporation (The)                                       5,100          202,878
  Ambac Financial Group, Inc.                                        800           49,440
  American International Group, Inc.                              19,600        1,225,980
  Anthem, Inc. (b)                                                 1,000           63,000
  Aon Corporation                                                  2,200           40,326
  Chubb Corporation                                                1,400           78,974
  CIGNA Corporation                                                1,100           39,754
  Cincinnati Financial Corporation                                 1,300           49,387
  Humana Inc. (b)                                                  1,300           15,834
  Loews Corporation                                                1,500           64,710
  MBIA, Inc.                                                       1,200           52,380
  MGIC Investment Corporation                                        800           33,568
  Principal Financial Group, Inc.                                  2,700           75,735
  Progressive Corporation (The)                                    1,800           99,000
  SAFECO Corporation                                               1,000           35,560
  St. Paul Companies, Inc. (The)                                   1,700           55,760
  Travelers Property Casualty Corp. - Class B (b)                  7,208           97,452
  UnitedHealth Group Incorporated                                  2,300          209,185
  UnumProvident Corporation                                        2,000           41,040
  WellPoint Health Networks Inc. (b)                               1,100           82,731
  XL Capital Ltd. - Class A                                        1,100           83,765

Insurance Agents, Brokers & Service (0.6%)
  Hartford Financial Services Group, Inc. (The)                    2,000           79,000
  Marsh & McLennan Companies, Inc.                                 3,900          182,169
  MetLife, Inc.                                                    5,100          121,788

Life Insurance (0.5%)
  Jefferson-Pilot Corporation                                      1,200           48,180
  John Hancock Financial Services, Inc.                            2,300           67,390
  Lincoln National Corporation                                     1,500           45,765
  Prudential Financial, Inc. (b)                                   4,200          122,640
  Torchmark Corporation                                              900           32,220

Lumber & Other Building Materials (1.1%)
  Home Depot, Inc. (The)                                          17,500          505,400
  Lowe's Companies, Inc.                                           5,700          237,861

Lumber & Wood Products (0.3%)
  Georgia-Pacific Corporation                                      1,900           23,180
  Louisiana-Pacific Corporation (b)                                  800            5,392
  Masco Corporation                                                3,400           69,904
  Weyerhaeuser Company                                             1,800           81,540

Management Services (0.1%)
  Paychex, Inc.                                                    2,900           83,578

Manufacturing Industries (0.2%)
  Hasbro Inc.                                                      1,400           14,308
  International Game Technology (b)                                  800           60,168
  Mattel, Inc.                                                     3,300           60,588

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX PROTECTED PRINCIPAL STOCK

                                      127
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Medical Instruments & Supplies (1.6%)
  Bard, (C.R.) Inc.                                                  400   $       22,372
  Bausch & Lomb Incorporated                                         500           15,550
  Baxter International Inc.                                        4,300          107,586
  Becton, Dickinson and Company                                    2,100           61,971
  Biomet, Incorporated                                             2,200           64,812
  Boston Scientific Corporation (b)                                3,100          116,653
  Guidant Corporation (b)                                          2,300           68,011
  Medtronic, Inc.                                                  9,200          412,160
  St. Jude Medical, Inc. (b)                                       1,400           49,854
  Stryker Corporation                                              1,600          100,960
  Zimmer Holdings, Inc. (b)                                        1,500           61,830

Metal Cans & Shipping Containers (0.0%)
  Ball Corporation                                                   500           24,215

Metal Mining (0.1%)
  Freeport-McMoRan Copper & Gold Inc. - Class B (b)                1,100           13,420
  Newmont Mining Corporation                                       3,000           74,160

Mining (0.0%)
  Vulcan Materials Company                                           800           26,848

Mortgage Bankers & Brokers (0.1%)
  Countrywide Credit Industries, Inc.                                900           45,279

Motion Pictures (0.7%)
  AOL Time Warner Inc. (b)                                        33,200          489,700

Motor Vehicles, Parts & Supplies (0.1%)
  Genuine Parts Company                                            1,400           41,356

Oil & Gas Extraction (1.6%)
  Anadarko Petroleum Corporation                                   2,000           89,080
  Apache Corporation                                               1,100           59,466
  BJ Services Company (b)                                          1,200           36,396
  Burlington Resources Inc.                                        1,600           65,920
  ConocoPhillips                                                   5,104          247,544
  Devon Energy Corporation                                         1,200           60,600
  Dynegy Inc.                                                      2,800            1,904
  EOG Resources, Inc.                                                900           33,327
  Halliburton Company                                              3,300           53,394
  Kerr-McGee Corporation                                             800           34,800
  Nabors Industries Ltd. (b)                                       1,100           38,467
  Noble Corporation (b)                                            1,000           32,320
  Occidental Petroleum Corporation                                 2,900           82,737
  Rowan Companies, Inc. (b)                                          800           16,312
  Schlumberger Limited                                             4,100          164,451
  Transocean Inc.                                                  2,400           52,752
  Unocal Corporation                                               2,000           55,280

Paper & Allied Products (1.2%)
  3M Company                                                       3,000          380,820
  Avery Dennison Corporation                                         800           49,792
  Bemis Company, Inc.                                                400           20,836
  International Paper Company                                      3,400          118,762
  Kimberly-Clark Corporation                                       3,600          185,400
  MeadWestvaco Corporation                                         1,600           33,520
  Pactiv Corporation (b)                                           1,200           23,808
  Temple-Inland Inc.                                                 400           16,408

Paper & Paper Products (0.0%)
  Boise Cascade Corporation                                          500           11,895

Personal Credit Institutions (0.4%)
  Capital One Financial Corporation                                1,800           54,846
  Household International, Inc.                                    3,400           80,784
  SLM Corporation                                                  1,200          123,288

Personal Services (0.2%)
  Block, (H & R) Inc.                                              1,500           66,570
  Cendant Corp. (b)                                                7,900           90,850

Petroleum Refining (3.5%)
  Amerada Hess Corporation                                           800           41,040
  ChevronTexaco Corporation                                        8,100          547,803
  Exxon Mobil Corporation                                         50,800        1,709,928
  Marathon Oil Corporation                                         2,300           48,070
  Sunoco, Inc.                                                       600           17,988
  United States Steel Corporation                                    800           10,280

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Pharmaceuticals (10.1%)
  Abbott Laboratories                                             11,600   $      485,692
  Allergan, Inc.                                                   1,000           54,450
  AmerisourceBergen Corporation                                      800           56,920
  Amgen Inc. (b)                                                   9,672          450,328
  Biogen, Inc. (b)                                                 1,200           44,028
  Bristol-Myers Squibb Co.                                        14,600          359,306
  Cardinal Health, Inc.                                            3,400          235,314
  Chiron Corporation (b)                                           1,500           59,250
  Forest Laboratories, Inc. (b)                                    1,400          137,186
  Genzyme Corporation - General Division (b)                       1,700           47,345
  Johnson & Johnson                                               22,700        1,333,625
  King Pharmaceuticals, Inc. (b)                                   2,000           30,700
  Lilly (Eli) and Company                                          8,400          466,200
  McKesson HBOC, Inc.                                              2,300           68,563
  Medimmune, Inc. (b)                                              2,000           51,100
  Merck & Co., Inc.                                               16,900          916,656
  Pfizer Inc.                                                     46,500        1,477,305
  Schering-Plough Corporation                                     10,900          232,715
  Watson Pharmaceuticals, Inc. (b)                                   800           21,992
  Wyeth                                                           10,000          335,000

Primary Metal Industries (0.4%)
  Alcoa Inc.                                                       6,400          141,184
  Allegheny Technologies Incorporated                                700            4,795
  Andrew Corporation (b)                                             800            6,880
  Engelhard Corporation                                            1,000           22,150
  Nucor Corporation                                                  700           29,498
  Phelps Dodge Corporation (b)                                       800           24,816
  Worthington Industries, Inc.                                       700           13,188

Printing & Publishing (0.8%)
  American Greetings Corporation - Class A                           600            9,024
  Deluxe Corporation                                                 500           23,110
  Donnelley (R.R.) & Sons Company                                    900           18,045
  Dow Jones & Company, Inc.                                          700           24,584
  Gannett Co., Inc.                                                2,200          167,046
  Knight-Ridder, Inc.                                                700           42,126
  McGraw-Hill Companies, Inc. (The)                                1,500           96,750
  Meredith Corporation                                               400           18,220
  New York Times Company (The) - Class A                           1,200           58,092
  Tribune Company                                                  2,300          110,515

Radio & Television Broadcasting (0.1%)
  Univision Communications Inc. - Class A (b)                      1,800           46,638

Radio, Television & Computer Stores (0.1%)
  Best Buy Co., Inc. (a)                                           2,400           49,464
  Circuit City Stores, Inc. - Circuit City Group                   1,700           16,847
  RadioShack Corporation                                           1,400           29,260

Railroads (0.4%)
  Burlington Northern Santa Fe Corp.                               3,000           77,190
  CSX Corporation                                                  1,700           46,920
  Norfolk Southern Corporation                                     3,000           60,600
  Union Pacific Corporation                                        2,000          118,100

Research & Testing Services (0.0%)
  Quintiles Transnational Corp. (b)                                  900            9,675

Restaurants (0.5%)
  Darden Restaurants, Inc.                                         1,400           26,572
  McDonald's Corporation                                           9,600          173,856
  Starbucks Corporation (b)                                        3,000           71,250
  Wendy's International, Inc.                                        900           28,512
  YUM! Brands, Inc. (b)                                            2,300           51,819

Retail Trade (0.2%)
  Alberto-Culver Company - Class B                                   500           25,810
  Office Depot, Inc. (b)                                           2,300           33,097
  Staples, Inc. (b)                                                3,400           52,700
  Tiffany & Co.                                                    1,100           28,798
  Toys "R" Us, Inc. (b)                                            1,700           16,983

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX PROTECTED PRINCIPAL STOCK

                                      128
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Rubber & Misc. Plastic Products (0.3%)
  Cooper Tire & Rubber Company                                       600   $        7,806
  Goodyear Tire & Rubber Company (The)                             1,300            9,230
  Newell Financial Trust I                                         2,200           71,324
  NIKE, Inc. - Class B                                             2,200          103,818
  Reebok International Ltd. (b)                                      500           14,125
  Sealed Air Corporation (b)                                         700           10,724
  Tupperware Corporation                                             500            8,070

Savings Institutions (0.6%)
  Charter One Financial, Inc.                                      1,890           57,229
  Golden West Financial Corporation                                1,200           82,872
  Washington Mutual, Inc.                                          7,300          261,048

Security & Commodity Brokers (2.3%)
  American Express Company                                        10,000          363,700
  Bear Stearns Companies Inc. (The)                                  800           48,840
  Franklin Resources, Inc.                                         2,100           69,279
  Goldman Sachs Group, Inc. (The)                                  3,400          243,440
  Lehman Brothers Holdings Inc.                                    2,000          106,540
  Merrill Lynch & Co., Inc.                                        6,500          246,675
  Morgan Stanley Dean Witter & Co.                                 8,300          323,036
  Schwab (Charles) Corporation (The)                              10,400           95,472
  Stilwell Financial Inc.                                          1,800           21,078
  T. Rowe Price Group, Inc.                                        1,000           28,230

Telecommunications (3.9%)
  ALLTEL Corporation                                               2,300          114,333
  AT&T Corp.                                                      28,500          371,640
  AT&T Wireless Services, Inc. (b)                                20,100          138,087
  BellSouth Corporation                                           14,000          366,100
  CenturyTel, Inc.                                                 1,100           31,163
  Nextel Communications, Inc. - Class A (b)                        6,000           67,680
  Qwest Communications International Inc. (b)                     12,400           42,036
  SBC Communications Inc.                                         24,800          636,368
  Sprint Corporation (FON Group)                                   6,600           81,972
  Sprint Corporation (PCS Group) (b)                               7,400           25,752
  Verizon Communications, Inc.                                    20,300          766,528

Tobacco Products (1.1%)
  Philip Morris Companies Inc.                                    16,100          656,075
  R.J. Reynolds Tobacco Holdings, Inc.                               700           28,385
  UST Inc.                                                         1,300           39,767

Transportation Equipment (0.2%)
  General Dynamics Corporation                                     1,600          126,608

Trucking & Warehousing (0.7%)
  United Parcel Service, Inc. - Class B                            8,400          504,084

U.S. Government Agencies (1.2%)
  Fannie Mae                                                       7,500          501,450
  Freddie Mac                                                      5,000          307,900

Variety Stores (3.2%)
  Big Lots, Inc. (a)                                                 900           14,940
  Costco Wholesale Corporation (b)                                 3,400          115,362
  Dollar General Corporation                                       2,500           34,900
  Family Dollar Stores, Inc.                                       1,400           43,106
  Target Corporation                                               6,700          201,804
  Wal-Mart Stores, Inc.                                           33,200        1,777,860

Water Transportation (0.2%)
  Carnival Corporation                                             4,200          109,704

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Wholesale Trade Durable Goods (0.1%)
  Grainger (W.W.), Inc.                                              800   $       38,768

Wholesale Trade Nondurable Goods (0.2%)
  SUPERVALU INC                                                    1,000           16,800
  SYSCO Corporation                                                4,800          152,064
                                                                           --------------

TOTAL COMMON STOCKS (COST: $69,527,400)                                        64,539,228
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------

PURCHASED OPTIONS (0.4%)

Put Options (0.4%)
  S&P 500 Index
    Put Strike $725.00
    Expires 11/16/2002                                               182   $       11,830
  S&P 500 Index
    Put Strike $800.00
    Expires 12/21/2002                                               182          243,880
                                                                           --------------

TOTAL PURCHASED OPTIONS (COST: $631,580)                                          255,710
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $70,158,980)                            $   64,794,938
                                                                           ==============

WRITTEN OPTIONS ( -1.9%)

Covered Call Options (-1.9%)
  S&P 500 Index
    Call Strike $875.00
    Expires 11/16/2002                                                91   $     (230,230)
  S&P 500 Index
    Call Strike $900.00
    Expires 11/16/2002                                               182         (232,960)
  S&P 500 Index
    Call Strike $925.00
    Expires 11/16/2002                                               192          (96,000)
  S&P 500 Index
    Call Strike $900.00
    Expires 12/21/2002                                               262         (715,260)
                                                                           --------------

TOTAL WRITTEN OPTIONS (PREMIUM: $1,670,232)                                $   (1,274,450)
                                                                           ==============

SUMMARY:
  Investments, at market value                                     94.5%   $   64,794,938
  Written options                                                  -1.9%       (1,274,450)
  Other assets in excess of liabilities                             7.4%        5,075,429
                                                           -------------   --------------
  Net assets                                                      100.0%   $   68,595,917
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a) Substantially all of the fund's common stocks are memo pledged as collateral by the custodian for the listed short index option contracts written by the fund (See Note 1).

(b)         No dividends were paid during the preceding twelve months.

                                      129
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX SALOMON ALL CAP

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (2.1%)

Motion Pictures (2.1%)
  News Corporation Limited (The) - ADR (b)                       272,200   $    5,381,394
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $7,787,574)                                       5,381,394
                                                                           --------------

COMMON STOCKS (98.3%)

Amusement & Recreation Services (1.9%)
  Disney (Walt) Company (The) (b)                                301,900        5,041,730

Automotive (0.9%)
  Honeywell International Inc.                                   101,800        2,437,092

Chemicals & Allied Products (1.1%)
  Cabot Corporation                                                3,300           78,144
  Dow Chemical Company (The)                                     105,100        2,731,549

Commercial Banks (1.2%)
  Bank One Corporation                                            78,700        3,035,459

Communication (6.0%)
  Cablevision Systems Corporation - Class A (a) (b)              303,679        2,903,171
  Comcast Corporation - Class A (a) (b)                          262,900        6,049,329
  Liberty Media Corporation - Class A (a)                        820,800        6,788,016

Communications Equipment (5.4%)
  Motorola, Inc. (b)                                             495,800        4,546,486
  Nokia Oyj - ADR                                                346,900        5,765,478
  Telefonaktiebolaget LM Ericsson - ADR (b)                      464,660        3,666,167

Computer & Data Processing Services (3.0%)
  Micromuse Inc. (a)                                             618,000        1,421,400
  RealNetworks, Inc. (a)                                         710,000        2,492,100
  Unisys Corporation (a)                                         436,500        3,810,645

Computer & Office Equipment (5.1%)
  3Com Corporation (a)                                         1,248,500        5,267,422
  Electronics for Imaging, Inc. (a)                              101,000        1,840,220
  Hewlett-Packard Company                                        209,900        3,316,420
  Maxtor Corporation (a)                                         763,000        2,868,880

Department Stores (1.4%)
  Federated Department Stores, Inc. (a)                          121,000        3,714,700

Electronic Components & Accessories (5.8%)
  Agere Systems Inc. (a)                                       1,418,980        1,234,513
  Intel Corporation                                              224,900        3,890,770
  Lattice Semiconductor Corporation (a)                          117,000          792,090
  LSI Logic Corporation (a)                                      553,200        3,263,880
  Solectron Corporation (a)                                    1,455,000        3,273,750
  Taiwan Semiconductor Manufacturing
    Company Ltd. - ADR (a)                                       339,500        2,654,890

Environmental Services (2.2%)
  Waste Management, Inc.                                         252,100        5,803,342

Food & Kindred Products (0.7%)
  Archer Daniels Midland Co.                                     131,700        1,793,754

Gas Production & Distribution (1.0%)
  El Paso Corporation (b)                                        325,000        2,518,750

Health Services (0.4%)
  Enzo Biochemical, Inc. (a) (b)                                  63,900          930,384

Hotels & Other Lodging Places (0.5%)
  Extended Stay America, Inc. (a)                                110,300        1,378,750

Industrial Machinery & Equipment (1.3%)
  Deere & Company                                                 40,000        1,855,600
  Ingersoll-Rand Company - Class A                                40,300        1,571,700

Instruments & Related Products (3.6%)
  Agilent Technologies, Inc. (a)                                 230,900        3,174,875
  Eastman Kodak Company (b)                                       98,100        3,232,395
  Raytheon Company                                               102,600        3,026,700

Insurance (8.5%)
  Ambac Financial Group, Inc.                                     65,000        4,017,000
  Chubb Corporation                                               91,700        5,172,797
  MBIA, Inc.                                                      67,700        2,955,105
  MGIC Investment Corporation (b)                                 67,000        2,811,320
  Radian Group, Inc.                                              56,600        1,996,282
  St. Paul Companies, Inc. (The) (b)                             160,200        5,254,560

Insurance Agents, Brokers & Service (1.0%)
  Hartford Financial Services Group, Inc. (The)                   64,100        2,531,950

Lumber & Other Building Materials (1.3%)
  Home Depot, Inc. (The)                                         116,000        3,350,080

Lumber & Wood Products (2.1%)
  Weyerhaeuser Company                                           119,900        5,431,470

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Manufacturing Industries (1.3%)
  Hasbro Inc.                                                    317,000   $    3,239,740

Mortgage Bankers & Brokers (2.7%)
  Countrywide Credit Industries, Inc. (b)                        137,600        6,922,656

Motion Pictures (5.3%)
  AOL Time Warner Inc. (a)                                       438,300        6,464,925
  Metro-Goldwyn-Mayer Inc. (a)                                   315,000        4,032,000
  News Corporation Limited (The) - ADR (b)                       149,900        3,482,177

Oil & Gas Extraction (3.1%)
  Anadarko Petroleum Corporation                                  73,400        3,269,236
  GlobalSantaFe Corporation                                      108,200        2,585,980
  Schlumberger Limited                                            57,300        2,298,303

Petroleum Refining (2.7%)
  Amerada Hess Corporation                                        22,700        1,164,510
  ChevronTexaco Corporation                                       86,200        5,829,706

Pharmaceuticals (15.3%)
  Abbott Laboratories                                            156,900        6,569,403
  Aphton Corporation (a)                                         173,000          346,000
  Bristol-Myers Squibb Co.                                       229,300        5,643,073
  Elan Corporation PLC - ADR (a)                               1,050,000        1,837,500
  ICN Pharmaceuticals, Inc.                                      170,800        1,426,180
  Johnson & Johnson                                               72,000        4,230,000
  Merck & Co., Inc.                                               54,300        2,945,232
  Novartis AG - ADR                                              137,600        5,220,544
  Pfizer Inc.                                                    118,000        3,748,860
  Schering-Plough Corporation                                    260,000        5,551,000
  Wyeth                                                           71,300        2,388,550

Primary Metal Industries (2.3%)
  Alcoa Inc.                                                     188,000        4,147,280
  Brush Engineered Materials Inc. (a)                             92,500          499,500
  Engelhard Corporation                                           65,900        1,459,685

Residential Building Construction (0.4%)
  Clayton Homes, Inc. (b)                                         96,000        1,086,720

Restaurants (1.3%)
  McDonald's Corporation                                         194,000        3,513,340

Security & Commodity Brokers (2.4%)
  American Express Company                                       174,400        6,342,928

Telecommunications (4.9%)
  Nippon Telegraph and Telephone Corporation - ADR               100,000        1,845,000
  SBC Communications Inc.                                        210,700        5,406,562
  Vodafone Group PLC - ADR (b)                                   350,200        5,575,184

Transportation Equipment (0.2%)
  Fleetwood Enterprises, Inc. (a) (b)                            103,700          580,720

Variety Stores (2.0%)
  Costco Wholesale Corporation (a)                               156,000        5,293,080
                                                                           --------------

TOTAL COMMON STOCKS (COST: $329,281,462)                                      256,636,689
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $337,069,036)                           $  262,018,083
                                                                           ==============
SUMMARY:
  Investments, at market value                                    100.4%   $  262,018,083
  Liabilities in excess of other assets                            -0.4%       (1,062,178)
                                                           -------------   --------------
  Net assets                                                      100.0%   $  260,955,905
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $48,507,413. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR         American Depositary Receipt

                                      130
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX SALOMON INVESTORS VALUE

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.2%)

Communication (0.2%)
  Charter Communications, Inc. (b)
    5.75%, due 10/15/2005                                  $     594,000   $      127,710
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $311,418)                                          127,710
                                                                           --------------

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.6%)

Automotive (0.6%)
  Ford Motor Company Capital Trust II                             11,000   $      403,700
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $561,037)                               403,700
                                                                           --------------

COMMON STOCKS (90.7%)

Aerospace (1.2%)
  United Technologies Corporation                                 13,100          807,877

Amusement & Recreation Services (1.1%)
  MGM MIRAGE (a)                                                  24,800          771,280

Apparel & Accessory Stores (1.3%)
  Gap, Inc. (The) (b)                                             78,400          922,768

Automotive (1.2%)
  Honeywell International Inc.                                    33,600          804,384

Chemicals & Allied Products (2.9%)
  Dow Chemical Company (The)                                      23,000          597,770
  Pharmacia Corporation                                           32,000        1,376,000

Commercial Banks (11.3%)
  Bank of America Corporation                                     12,200          851,560
  Bank of New York Company, Inc. (The)                            42,700        1,110,200
  Comerica Incorporated                                            3,000          130,980
  FleetBoston Financial Corporation                               36,200          846,718
  MBNA Corporation                                                53,100        1,078,461
  Morgan Chase & Co. (J.P.)                                       39,500          819,625
  U.S. Bancorp                                                    50,800        1,071,372
  Wachovia Corporation                                            26,500          921,935
  Wells Fargo & Company                                           19,100          963,977

Communication (2.2%)
  Comcast Corporation - Class A (a)(b)                            21,100          485,511
  Liberty Media Corporation - Class A (a)                        120,300          994,881

Communications Equipment (6.0%)
  Comverse Technology, Inc. (a)(b)                                85,000          612,000
  Lucent Technologies Inc. (a)                                 1,047,000        1,287,810
  Motorola, Inc.                                                  82,200          753,774
  Nokia Oyj - ADR                                                 88,300        1,467,546

Computer & Office Equipment (5.4%)
  3Com Corporation (a)                                            63,200          266,641
  Dell Computer Corporation (a)                                    9,200          263,212
  Hewlett-Packard Company                                        105,100        1,660,579
  International Business Machines Corporation                      6,700          528,898
  Sun Microsystems, Inc. (a)                                     327,800          970,616

Department Stores (1.2%)
  Federated Department Stores, Inc. (a)                           27,800          853,460

Electric Services (1.1%)
  American Electric Power Company, Inc. (b)                       29,600          758,944

Electronic Components & Accessories (2.6%)
  Agere Systems Inc. (a)                                           2,100            1,827
  Agere Systems Inc. - Class B (a)                                57,599           53,567
  Intel Corporation                                                7,200          124,560
  Micron Technology, Inc. (a)(b)                                  27,400          438,400
  National Semiconductor Corporation (a)                          47,000          624,160
  Solectron Corporation (a)                                      227,500          511,875

Food & Kindred Products (1.0%)
  General Mills, Inc.                                             15,900          656,988

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Food Stores (1.5%)
  Safeway Inc. (a)                                                44,000   $    1,016,400

Gas Production & Distribution (0.7%)
  El Paso Corporation                                             65,900          510,725

Health Services (0.9%)
  HCA Inc.                                                        14,400          626,256

Holding & Other Investment Offices (1.5%)
  Equity Office Properties Trust                                  41,300          994,504

Industrial Machinery & Equipment (0.2%)
  Deere & Company                                                  3,200          148,448

Insurance (4.5%)
  American International Group, Inc.                              19,900        1,244,745
  St. Paul Companies, Inc. (The) (b)                              23,000          754,400
  XL Capital Ltd. - Class A                                       14,100        1,073,715

Insurance Agents, Brokers & Service (0.6%)
  Hartford Financial Services Group, Inc. (The)                    9,900          391,050

Lumber & Other Building Materials (1.2%)
  Home Depot, Inc. (The)                                          27,600          797,088

Motion Pictures (1.6%)
  News Corporation Limited (The) - ADR                            56,900        1,124,913

Oil & Gas Extraction (4.9%)
  Burlington Resources Inc.                                       25,600        1,054,720
  ConocoPhillips                                                  13,999          678,952
  Total Fina Elf SA - ADR (b)                                     13,200          897,864
  Transocean Inc.                                                 33,700          740,726

Paper & Allied Products (2.2%)
  International Paper Company                                     24,800          866,264
  Kimberly-Clark Corporation                                      12,600          648,900

Petroleum Refining (3.2%)
  ChevronTexaco Corporation                                       12,600          852,138
  Marathon Oil Corporation                                        21,500          449,350
  Royal Dutch Petroleum Company - NY Registered Shares            21,100          902,658

Pharmaceuticals (5.1%)
  Lilly (Eli) and Company                                          8,500          471,750
  Pfizer Inc.                                                     29,500          937,215
  Schering-Plough Corporation                                     60,100        1,283,135
  Wyeth                                                           23,800          797,300

Primary Metal Industries (1.4%)
  Alcoa Inc.                                                      42,300          933,138

Restaurants (1.2%)
  McDonald's Corporation                                          43,700          791,407

Savings Institutions (1.4%)
  Washington Mutual, Inc.                                         26,600          951,216

Security & Commodity Brokers (7.3%)
  American Express Company                                        31,700        1,152,929
  Goldman Sachs Group, Inc. (The)                                 12,700          909,320
  Merrill Lynch & Co., Inc.                                       28,300        1,073,985
  Morgan Stanley Dean Witter & Co.                                26,600        1,035,272
  Waddell & Reed Financial, Inc. - Class A                        52,800          924,000

Telecommunications (7.0%)
  AT&T Corp.                                                      84,200        1,097,968
  AT&T Wireless Services, Inc. (a)(b)                            209,300        1,437,891
  SBC Communications Inc.                                         28,900          741,574
  Verizon Communications, Inc.                                    40,100        1,514,176

Tobacco Products (2.5%)
  Philip Morris Companies Inc.                                    26,000        1,059,500
  R.J. Reynolds Tobacco Holdings, Inc.                            15,400          624,470

U.S. Government Agencies (1.2%)
  Freddie Mac                                                     13,100          806,698

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX SALOMON INVESTORS VALUE

                                      131
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Variety Stores (2.1%)
  Costco Wholesale Corporation (a)                                23,300   $      790,569
  Target Corporation                                              21,500          647,580
                                                                           --------------

TOTAL COMMON STOCKS (COST: $73,689,255)                                        62,145,065
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $74,561,710)                            $   62,676,475
                                                                           ==============

SUMMARY:
  Investments, at market value                                     91.5%   $   62,676,475
  Other assets in excess of liabilities                             8.5%        5,842,264
                                                           -------------   --------------
  Net assets                                                      100.0%   $   68,518,739
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $4,420,156. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR         American Depositary Receipt

                                      132
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE HEALTH SCIENCES

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (96.5%)

Chemicals & Allied Products (3.3%)
  Pharmacia Corporation                                            3,850   $      165,550

Drug Stores & Proprietary Stores (2.4%)
  Omnicare, Inc.                                                   5,600          121,688

Health Services (7.6%)
  DaVita Inc. (a)                                                    850           20,375
  HCA Inc.                                                         2,390          103,941
  Laboratory Corporation of America Holdings (a)                   2,500           60,250
  Tenet Healthcare Corporation (a)                                 4,300          123,625
  Triad Hospitals, Inc. (a)                                        2,000           73,000

Instruments & Related Products (0.6%)
  Waters Corporation (a)                                           1,200           30,216

Insurance (11.7%)
  Anthem, Inc. (a)                                                 3,800          239,400
  UnitedHealth Group Incorporated                                  3,150          286,492
  WellPoint Health Networks Inc. (a)                                 850           63,929

Medical Instruments & Supplies (5.0%)
  Advanced Neuromodulation Systems, Inc. (a)                       2,600           79,274
  Aspect Medical Systems, Inc. (a)                                 3,300           13,200
  Baxter International Inc.                                          320            8,006
  Biomet, Incorporated                                               170            5,008
  Boston Scientific Corporation (a)                                2,600           97,838
  Fischer Imaging Corporation (a)                                  2,680           16,294
  St. Jude Medical, Inc. (a)                                         850           30,269

Pharmaceuticals (63.8%)
  Abbott Laboratories                                              2,650          110,956
  Abgenix, Inc. (a)                                                3,650           24,820
  Actelion Ltd. (a)                                                  200            7,656
  Alexion Pharmaceuticals, Inc.                                       70              713
  Alkermes, Inc. (a)                                               6,200           57,164
  Allergan, Inc.                                                   1,400           76,230
  AmerisourceBergen Corporation                                      900           64,035
  Amgen Inc. (a)                                                   1,750           81,480
  Amylin Pharmaceuticals, Inc. (a)                                 1,600           27,808
  Biogen, Inc. (a)                                                   400           14,676
  Cardinal Health, Inc.                                              900           62,289
  Cephalon, Inc. (a)                                               4,870          244,669
  Cubist Pharmaceuticals, Inc. (a)                                 2,000           12,920
  CV Therapeutics, Inc. (a)                                        1,600           38,400
  Durect Corporation (a)                                           1,500            4,860
  EPIX Medical, Inc. (a)                                           2,000           12,700
  Esperion Therapeutics, Inc. (a)                                  1,130            6,656
  Forest Laboratories, Inc. (a)                                    1,450          142,085
  Fujisawa Pharmaceutical Company Limited                            600           11,660
  Genentech, Inc. (a)                                              1,410           48,067
  Gilead Sciences, Inc. (a)                                        6,400          222,336
  Guilford Pharmaceuticals Inc. (a)                                1,290            6,476
  Human Genome Sciences, Inc. (a)                                  2,080           20,322
  IDEC Pharmaceuticals Corporation (a)                             1,860           85,597
  ImClone Systems Incorporated (a)                                 2,100           15,038
  Inkine Pharmaceutical Company, Inc. (a)                             83              103
  Invitrogen Corporation (a)                                         500           13,910
  Isis Pharmaceuticals, Inc. (a)                                   1,000            9,760
  Johnson & Johnson                                                1,400           82,250
  Ligand Pharmaceuticals Incorporated (a)                            555            3,652
  Lilly (Eli) and Company                                          1,450           80,475
  McKesson HBOC, Inc.                                                600           17,886
  Medicines Company (The) (a)                                      4,430           64,324
  Medimmune, Inc. (a)                                              7,600          194,179
  Millennium Pharmaceuticals, Inc. (a)                             1,500           11,160
  NeoRx Corporation (a)                                            1,400              911
  Neurocrine Biosciences, Inc. (a)                                 2,700          121,230
  Noven Pharmaceuticals, Inc. (a)                                    850           10,889
  NPS Pharmaceuticals, Inc. (a)                                    4,600          119,508
  Onyx Pharmaceuticals, Inc. (a)                                     100              377
  OSI Pharmaceuticals, Inc. (a)                                    1,010           17,493
  Pfizer Inc.                                                      6,500          206,505
  Progenics Pharmaceuticals, Inc. (a)                                400            2,860
  Protein Design Labs, Inc. (a)                                    1,000            8,300

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Pharmaceuticals (continued)
  Regeneron Pharmaceuticals, Inc. (a)                              1,100   $       16,643
  Salix Pharmaceuticals, Ltd. (a)                                  2,100           17,220
  Sanofi-Synthelabo                                                1,000           61,170
  Schering-Plough Corporation                                      1,100           23,485
  Scios Inc. (a)                                                   1,920           55,411
  Telik, Inc. (a)                                                  1,530           22,568
  Teva Pharmaceutical Industries Ltd. - ADR                          850           65,816
  Transkaryotic Therapies, Inc. (a)                                1,520           17,693
  Triangle Pharmaceuticals, Inc. (a)                               2,880            9,504
  Trimeris, Inc. (a)                                               5,200          275,080
  Tularik, Inc. (a)                                                  660            4,798
  Versicor, Inc. (a)                                               3,380           37,180
  Vertex Pharmaceuticals Incorporated (a)                          2,200           43,142
  ViroPharma Incorporated (a)                                        233              207
  Women First HealthCare, Inc. (a)                                   455            2,498
  Wyeth                                                            6,100          204,349
  XOMA Ltd. (a)                                                       63              364

Research & Testing Services (1.2%)
  Deltagen, Inc. (a)                                               4,000            4,280
  Exelixis, Inc. (a)                                               6,420           31,715
  Symyx Technologies, Inc. (a)                                     2,300           26,473

Wholesale Trade Durable Goods (0.9%)
  Patterson Dental Company (a)                                       900           46,359
                                                                           --------------

TOTAL COMMON STOCKS (COST: $5,068,751)                                          4,869,695
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (1.8%)
  U.S. Treasury Bill
    1.54%, due 01/02/2003                                  $      80,000   $       79,789
    1.55%, due 01/02/2003                                         10,000            9,973
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $89,762)
                                                                                   89,762
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------

PURCHASED OPTIONS (0.0%)
  Alexion Pharmaceuticals, Inc.
    Call Strike $10.00
    Expires 12/21/2002                                                 3   $          570
                                                                           --------------

TOTAL PURCHASED OPTIONS (COST: $597)                                                  570
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $5,159,110)                             $    4,960,027
                                                                           ==============

WRITTEN OPTIONS (-0.8%)

Covered Call Options (-0.4%)
  Allergan, Inc.
    Call Strike $60.00
    Expires 12/21/2002                                                 3   $         (398)
  AmerisourceBergen Corporation
    Call Strike $80.00
    Expires 11/16/2002                                                 3              (53)
  Amgen Inc.
    Call Strike $45.00
    Expires 01/18/2003                                                 6           (3,150)
  Anthem, Inc.
    Call Strike $70.00
    Expires 11/16/2002                                                 3             (353)
  Baxter International Inc.
    Call Strike $40.00
    Expires 11/16/2002                                                 2              (10)
  Boston Scientific Corporation
    Call Strike $40.00
    Expires 12/21/2002                                                 7           (1,050)

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE HEALTH SCIENCES

                                      133
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------
Covered Call Options (continued)
  Cephalon, Inc.
    Call Strike $50.00
    Expires 11/16/2002                                                14   $       (3,466)
  Forest Laboratories, Inc.
    Call Strike $85.00
    Expires 11/16/2002                                                 4           (5,360)
  Genentech, Inc.
    Call Strike $40.00
    Expires 12/21/2002                                                 6             (570)
  Gilead Sciences, Inc.
    Call Strike $40.00
    Expires 12/21/2002                                                 6             (660)
  IDEC Pharmaceuticals Corporation
    Call Strike $45.00
    Expires 11/16/2002                                                15           (3,858)
  Invitrogen Corporation
    Call Strike $32.50
    Expires 12/21/2002                                                 4             (390)
  Johnson & Johnson
    Call Strike $65.00
    Expires 01/18/2003                                                 3             (210)
  Laboratory Corporation of America Holdings
    Call Strike $37.50
    Expires 11/16/2002                                                 4              (40)
  Lilly (Eli) and Company
    Call Strike $70.00
    Expires 01/18/2003                                                 1              (18)
  Medimmune, Inc.
    Call Strike $25.00
    Expires 11/16/2002                                                 6             (855)
  Medimmune, Inc.
    Call Strike $30.00
    Expires 12/21/2002                                                 6             (525)
  NPS Pharmaceuticals, Inc.
    Call Strike $30.00
    Expires 11/16/2002                                                 9             (180)
  Trimeris, Inc.
    Call Strike $55.00
    Expires 11/16/2002                                                 6             (675)
  UnitedHealth Group Incorporated
    Call Strike $100.00
    Expires 11/16/2002                                                 6             (255)
  Waters Corporation
    Call Strike $30.00
    Expires 11/16/2002                                                 3              (30)
  WellPoint Health Networks Inc.
    Call Strike $90.00
    Expires 01/18/2003                                                 2             (305)
  Wyeth
    Call Strike $35.00
    Expires 11/16/2002                                                12             (660)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------
Covered Call Options (continued)
  Wyeth
    Call Strike $40.00
    Expires 01/18/2003                                                25   $       (1,188)

Put Options (-0.3%)
  Forest Laboratories, Inc.
    Put Strike $90.00
    Expires 11/16/2002                                                 3             (293)
  HCA Inc.
    Put Strike $50.00
    Expires 01/3/2003                                                  1             (123)
  Medimmune, Inc.
    Put Strike $17.50
    Expires 11/16/2002                                                 2              (50)
  Tenet Healthcare Corporation
    Put Strike $50.00
    Expires 02/22/2003                                                 3           (6,570)
  Tenet Healthcare Corporation
    Put Strike $55.00
    Expires 01/18/2003                                                 3           (8,070)
                                                                           --------------

TOTAL WRITTEN OPTIONS (PREMIUM: $26,708)                                   $      (39,365)
                                                                           ==============
SUMMARY:
  Investments, at market value                                     98.3%   $    4,960,027
  Written Options                                                  -0.8%          (39,365)
  Other assets in excess of liabilities                             2.5%          125,992
                                                           -------------   --------------
  Net assets                                                      100.0%   $    5,046,654
                                                           =============   ==============
INVESTMENTS BY COUNTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  France                                                            1.2%   $       61,170
  Japan                                                             0.2%           11,660
  Switzerland                                                       0.2%            7,656
  United States                                                    98.4%        4,879,541
                                                           -------------   --------------
    Investments, at market value                                  100.0%   $    4,960,027
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

DEFINITIONS:

ADR         American Depositary Receipt

                                      134
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (99.7%)

Aerospace (0.2%)
  Triumph Group, Inc. (a)                                          1,800   $       44,316

Air Transportation (1.5%)
  Atlantic Coast Airlines Holdings, Inc. (a)                       7,300           96,360
  Frontier Airlines, Inc. (a) (b)                                 13,700           81,515
  SkyWest, Inc.                                                    6,600          100,129

Amusement & Recreation Services (1.5%)
  Argosy Gaming Company (a)                                          400            8,004
  International Speedway Corporation - Class A                     1,700           66,198
  Mandalay Resort Group (a)                                        2,300           65,067
  Six Flags, Inc. (a)                                              2,300           10,511
  Westwood One, Inc.                                               3,400          123,420

Apparel & Accessory Stores (1.1%)
  Abercrombie & Fitch Co. - Class A (a)                            4,200           74,844
  AnnTaylor, Inc. (a)                                              1,650           38,660
  Pacific Sunwear of California, Inc. (a)                          1,800           42,066
  Ross Stores, Inc.                                                  900           37,665
  Talbots, Inc. (The)                                                600           16,632

Apparel Products (1.1%)
  Too, Inc. (a)                                                    8,100          204,929

Auto Repair, Services & Parking (0.3%)
  Dollar Thrifty Automotive Group, Inc. (a)                        2,500           46,450

Automotive (0.4%)
  Gentex Corporation (a) (b)                                       2,700           79,596

Automotive Dealers & Service Stations (1.8%)
  Casey's General Stores, Inc.                                     4,100           48,011
  Copart, Inc. (a)                                                 5,900           62,953
  Group 1 Automotive, Inc. (a)                                     3,500           73,990
  O'Reilly Automotive, Inc. (a)                                    4,900          133,623
  Sonic Automotive, Inc. (a)                                       1,100           17,325

Beverages (0.1%)
  Boston Beer Company, Inc. (The) (a)                                400            6,272
  Constellation Brands, Inc. (a)                                     400           10,132

Business Services (4.4%)
  BISYS Group, Inc. (The) (a)                                      5,400           96,660
  Catalina Marketing Corporation (a)                               2,000           38,700
  ChoicePoint Inc. (a)                                             4,200          159,012
  Digital Insight Corporation (a) (b)                              8,800           91,696
  Fair, Isaac and Company, Incorporated (b)                        4,470          171,961
  Getty Images, Inc. (a) (b)                                       2,300           65,918
  On Assignment, Inc. (a)                                          4,600           39,105
  Rent-A-Center, Inc. (a)                                          1,300           57,655
  Teletech Holdings, Inc. (a)                                      2,000           11,920
  Valassis Communications, Inc. (a)                                1,100           28,380
  Websense, Inc. (a)                                               3,200           64,608

Chemicals & Allied Products (0.7%)
  ATMI, Inc. (a)                                                   5,700          104,823
  Cabot Corporation                                                  800           18,944

Commercial Banks (4.1%)
  Boston Private Financial Holdings, Inc.                          4,000           73,640
  Commerce Bancorp, Inc. (b)                                       3,150          144,617
  Community First Bankshares, Inc.                                 2,900           79,489
  East West Bancorp, Inc.                                          1,500           51,750
  National Commerce Financial Corporation                          2,500           61,200
  Silicon Valley Bancshares (a)                                    1,700           31,943
  Southwest Bancorporation of Texas, Inc. (a)                      4,200          118,650
  Sterling Bancshares, Inc.                                        8,300          101,841
  UCBH Holdings, Inc.                                              2,400          100,536

Communication (0.5%)
  Global Payments Inc.                                             2,380           67,235
  Insight Communications Company, Inc. (a)                         3,100           30,194

Communications Equipment (1.9%)
  Anaren Microwave, Inc. (a)                                       3,900           35,841
  Inter-Tel, Incorporated (b)                                      3,800          102,714
  L-3 Communications Holdings, Inc. (a) (b)                        1,300           61,100
  Plantronics, Inc. (a)                                            6,400           95,872

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Communications Equipment (continued)
  Powerwave Technologies, Inc. (a)                                 7,700   $       35,497
  Proxim Corporation - Class A (a)                                27,360           23,256
  SeaChange International, Inc. (a)                                  600            3,468

Computer & Data Processing Services (9.3%)
  Activision, Inc. (a) (b)                                         2,400           49,200
  Actuate Corporation (a)                                          7,700           14,014
  Affiliated Computer Services, Inc. - Class A (a)                 2,500          115,125
  BARRA, Inc. (a)                                                  4,250          152,533
  Borland Software Corporation (a)                                 8,500          114,155
  Cerner Corporation (a) (b)                                       1,500           53,415
  Computer Programs and Systems, Inc. (a)                          1,900           42,465
  Concord Communications, Inc. (a)                                 3,500           25,585
  EarthLink, Inc. (a)                                             14,400           87,984
  FactSet Research Systems Inc. (b)                                5,800          158,630
  Henry (Jack) & Associates, Inc.                                  3,900           40,088
  Hyperion Solutions Corporation (a)                               2,400           64,800
  Informatica Corporation (a)                                      6,000           31,200
  InterCept, Inc. (a)                                              2,700           42,687
  Liberate Technologies (a)                                        6,000            7,920
  Macromedia, Inc. (a)                                             1,100           12,331
  MatrixOne, Inc. (a)                                              5,800           15,254
  Mercury Interactive Corporation (a)                                400           10,548
  MicroStrategy Incorporated - Class A (a)                             8               98
  MicroStrategy Incorporated - warrants                            3,289              164
  MTC Technologies, Inc. (a)                                       4,500          110,205
  National Instruments Corporation (a) (b)                         3,800          109,022
  Netegrity, Inc. (a)                                              6,350           12,192
  Network Associates, Inc. (a) (b)                                 1,700           27,013
  Packeteer, Inc. (a)                                              7,900           41,870
  Precise Software Solutions Ltd. (a)                              3,700           42,920
  Radiant Systems, Inc. (a)                                        3,550           38,411
  Rational Software Corporation (a)                                6,700           44,354
  SERENA Software, Inc. (a)                                        7,900          126,084
  SmartForce PLC - ADR (a)                                         3,100           12,431
  SRA International, Inc. - Class A (a)                              400            9,720
  Symantec Corporation (a)                                         1,500           60,000
  Titan Corporation (The) (a) (b)                                  6,500           83,785

Computer & Office Equipment (1.2%)
  Avocent Corporation (a) (b)                                      3,200           64,000
  Concurrent Computer Corporation (a)                              6,000           11,160
  Polycom, Inc. (a)                                                9,806           96,589
  SanDisk Corporation (a) (b)                                      2,700           53,379

Construction (1.1%)
  D.R. Horton, Inc.                                                1,727           33,279
  Insituform Technologies, Inc. - Class A (a) (b)                  5,400           85,914
  KB Home (b)                                                        400           18,880
  Toll Brothers, Inc. (a)                                          3,400           69,632

Drug Stores & Proprietary Stores (0.8%)
  Duane Reade Inc. (a)                                             1,700           32,708
  Omnicare, Inc.                                                   5,100          110,823

Educational Services (2.3%)
  Career Education Corporation (a)                                 1,300           52,143
  Corinthian Colleges, Inc. (a)                                    2,700          102,330
  DeVRY Inc. (a)                                                   6,900           97,980
  Education Management Corporation (a)                             2,100           77,070
  University of Phoenix Online (a)                                 3,066           95,353

Electronic & Other Electric Equipment (0.4%)
  Harman International Industries, Incorporated                    1,300           72,800
  Zomax Incorporated (a)                                           1,300            5,330

Electronic Components & Accessories (4.8%)
  Aeroflex Incorporated (a)                                       11,600           67,164
  CoorsTek, Inc. (a)                                                 800           11,920
  Exar Corporation (a)                                             2,900           36,540
  Integrated Silicon Solution, Inc. (a)                            6,200           17,484
  Intersil Corporation - Class A (a)                               6,796          115,464
  KEMET Corporation (a)                                            2,900           25,433
  Kopin Corporation (a)                                            4,500           16,695
  Lattice Semiconductor Corporation (a)                            5,000           33,850
  Mercury Computer Systems, Inc. (a)                               3,500          105,529

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

                                      135
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Electronic Components & Accessories (continued)
  Micrel, Incorporated (a)                                         4,200   $       34,692
  Microchip Technology Incorporated                                  975           23,790
  Oak Technology, Inc. (a)                                        34,700           57,602
  Pericom Semiconductor Corporation (a)                            5,100           43,855
  Plexus Corp. (a) (b)                                             7,800           83,694
  QuickLogic Corporation (a)                                         600              972
  Semtech Corporation (a)                                          5,000           70,650
  Silicon Storage Technology, Inc. (a)                             6,800           30,328
  Skyworks Solutions, Inc. (a) (b)                                 5,100           36,210
  Technitrol, Inc.                                                 4,300           62,909
  TriQuint Semiconductor, Inc. (a)                                 6,126           30,936

Fabricated Metal Products (0.5%)
  Shaw Group Inc. (The) (a) (b)                                    3,100           46,376
  Simpson Manufacturing Co., Inc. (a)                              1,200           42,360

Food & Kindred Products (0.5%)
  American Italian Pasta Company - Class A (a)                       400           13,780
  Horizon Organic Holding Corporation (a)                          2,500           39,653
  Tootsie Roll Industries Incorporated                             1,500           47,310

Food Stores (0.6%)
  Panera Bread Company (a) (b)                                     1,100           35,750
  Whole Foods Market, Inc. (a)                                     1,600           74,646

Furniture & Fixtures (0.5%)
  Ethan Allen Interiors Inc.                                         800           25,640
  La-Z-Boy Incorporated                                            2,700           64,260

Furniture & Home Furnishings Stores (1.2%)
  Cost Plus, Inc. (a) (b)                                          3,800          109,824
  Pier 1 Imports, Inc.                                             2,700           50,895
  Williams-Sonoma, Inc. (a)                                        2,600           61,880

Health Services (5.2%)
  Accredo Health, Incorporated (a) (b)                             3,900          180,492
  AmeriPath, Inc. (a) (b)                                          4,000           59,920
  AMN Healthcare Services, Inc. (a)                                  600            8,676
  AmSurg Corp. (a)                                                 1,800           50,148
  Caremark Rx, Inc. (a)                                            4,300           76,110
  Community Health Systems, Inc. (a) (b)                           2,300           54,050
  DaVita Inc. (a)                                                  3,100           74,307
  Hooper Holmes, Inc.                                              4,700           31,255
  LifePoint Hospitals, Inc. (a)                                    3,600          112,860
  Manor Care, Inc. (a)                                             4,000           79,080
  Renal Care Group, Inc. (a)                                       1,400           44,310
  Triad Hospitals, Inc. (a)                                        2,100           76,650
  Unilab Corporation (a)                                           3,100           66,185
  United Surgical Partners International, Inc.(a) (b)              3,100           61,566

Industrial Machinery & Equipment (2.0%)
  Cooper Cameron Corporation (a)                                     500           23,310
  Cymer, Inc. (a) (b)                                              4,100          102,992
  FMC Technologies, Inc. (a)                                       1,000           18,500
  National-Oilwell, Inc. (a)                                       2,600           54,210
  Oil States International, Inc. (a)                                 400            5,180
  SureBeam Corporation - Class A (a) (b)                           2,340           10,179
  Zebra Technologies Corporation - Class A (a)                     2,500          153,800

Instruments & Related Products (4.0%)
  August Technology Corporation (a)                                4,600           27,876
  Cognex Corporation (a)                                           3,500           66,360
  Coherent, Inc. (a)                                               2,300           40,641
  Cohu, Inc.                                                       3,400           53,652
  Cytyc Corporation (a) (b)                                        9,100           95,186
  Dionex Corporation (a)                                           2,850           87,809
  FLIR Systems, Inc. (a)                                             400           18,932
  Fossil, Inc. (a)                                                 2,287           44,848
  Mettler-Toledo International Inc. (a)                            2,700           80,865
  MKS Instruments, Inc. (a)                                        3,643           47,833
  Newport Corporation (a)                                          1,200           13,153
  Rudolph Technologies, Inc. (a)                                   1,800           30,744
  SBS Technologies, Inc. (a)                                       3,100           25,730
  Varian, Inc. (a)                                                 4,300          126,463

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Insurance (3.8%)
  Coventry Health Care, Inc. (a)                                   1,900   $       63,574
  First Health Group Corp. (a)                                     6,300          163,674
  Max Re Capital Ltd.                                              7,100           73,556
  PMI Group, Inc. (The)                                            1,100           32,780
  Radian Group, Inc.                                                 518           18,270
  RenaissanceRe Holdings Ltd.                                      1,500           61,500
  StanCorp Financial Group, Inc.                                   3,100          167,400
  Triad Guaranty Inc. (a)                                          3,900          142,974

Insurance Agents, Brokers & Service (1.0%)
  AdvancePCS (a)                                                   2,900           72,790
  Brown & Brown, Inc.                                              2,300           69,920
  Gallagher (Arthur J.) & Co.                                      2,000           53,640

Leather & Leather Products (0.3%)
  Skechers U.S.A., Inc. - Class A (a)                              1,200           11,880
  Timberland Company (The)  - Class A (a) (b)                      1,200           38,136

Management Services (1.5%)
  BearingPoint, Inc. (a)                                           2,300           17,940
  Corporate Executive Board Company (The) (a)                      6,300          209,096
  Exult, Inc. (a)                                                 18,400           52,440

Manufacturing Industries (0.6%)
  JAKKS Pacific, Inc. (a) (b)                                      7,900          104,596

Medical Instruments & Supplies (3.0%)
  Apogent Technologies, Inc. (a)                                   3,000           54,540
  Conceptus, Inc. (a)                                              1,700           23,681
  Cyberonics, Inc. (a)                                               800           12,800
  DENTSPLY International Inc.                                      2,550           94,146
  ICU Medical, Inc. (a) (b)                                        3,700          143,375
  INAMED Corporation (a)                                           1,400           37,324
  Mentor Corporation                                                 600           22,740
  Respironics, Inc. (a)                                            2,900           92,626
  STERIS Corporation (a)                                           3,100           82,243

Mortgage Bankers & Brokers (0.4%)
  Doral Financial Corporation                                      3,150           82,719

Motion Pictures (0.9%)
  CNET Networks, Inc. (a)                                          9,800           19,404
  Macrovision Corporation (a)                                     11,600          149,640

Oil & Gas Extraction (5.2%)
  Brown (Tom), Inc. (a)                                            3,900           93,210
  Cabot Oil & Gas Corporation - Class A                            2,600           56,836
  Cal Dive International, Inc. (a)                                 2,900           63,713
  Core Laboratories N.V. (a)                                       3,500           33,005
  Global Industries, Ltd. (a)                                      9,800           39,200
  Grey Wolf, Inc. (a)                                             18,100           72,400
  Key Energy Services, Inc. (a)                                    1,500           13,395
  Patterson-UTI Energy, Inc. (a) (b)                               5,800          167,736
  Pride International, Inc. (a)                                    5,600           77,728
  Spinnaker Exploration Company (a)                                3,100           59,675
  Stone Energy Corporation (a)                                     3,200          102,912
  Unit Corporation (a)                                             4,800           92,640
  XTO Energy, Inc.                                                 4,700          113,035

Personal Services (0.2%)
  G&K Services, Inc. - Class A                                     1,400           44,969

Pharmaceuticals (9.2%)
  Abgenix, Inc. (a) (b)                                            4,200           28,560
  Albany Molecular Research, Inc. (a)                              3,100           47,864
  Alkermes, Inc. (a)                                               3,800           35,036
  Biovail Corporation (a)                                          2,400           75,960
  Celgene Corporation (a)                                          5,900          130,685
  Cephalon, Inc. (a) (b)                                           2,024          101,686
  Charles River Laboratories, Inc. (a)                               400           14,700
  D & K Health Resources, Inc. (b)                                 2,200           20,262
  Enzon, Inc. (a) (b)                                              2,700           52,380
  Gilead Sciences, Inc. (a)                                        1,500           52,110
  Human Genome Sciences, Inc. (a)                                  2,100           20,517
  ICOS Corporation (a) (b)                                         3,700           91,427
  IDEXX Laboratories, Inc. (a)                                       700           24,150
  Invitrogen Corporation (a)                                       2,400           66,768
  King Pharmaceuticals, Inc. (a)                                   1,349           20,707

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE SMALL CAP

                                      136
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Pharmaceuticals (continued)
  K-V Pharmaceutical Company - Class A (a)                         2,900   $       49,300
  Medarex, Inc. (a)                                                3,300           13,101
  Medicis Pharmaceutical Corporation - Class A (a) (b)             3,000          137,700
  Neurocrine Biosciences, Inc. (a) (b)                             2,600          116,740
  Noven Pharmaceuticals, Inc. (a)                                  7,800           99,918
  NPS Pharmaceuticals, Inc. (a)                                    2,500           64,950
  OSI Pharmaceuticals, Inc. (a) (b)                                3,200           55,424
  Protein Design Labs, Inc. (a)                                    4,500           37,350
  Scios Inc. (a) (b)                                                 400           11,544
  Serologicals Corporation (a)                                     4,200           40,446
  SICOR Inc. (a)                                                   4,000           59,560
  Taro Pharmaceutical Industries Ltd. (a) (b)                      1,300           45,175
  Techne Corporation (a) (b)                                       3,100          102,300
  Triangle Pharmaceuticals, Inc. (a)                               7,000           23,100
  Trimeris, Inc. (a) (b)                                           1,300           68,770
  Vertex Pharmaceuticals Incorporated (a)                          1,294           25,375

Primary Metal Industries (0.7%)
  Lone Star Technologies, Inc. (a)                                 2,300           30,015
  Maverick Tube Corporation (a)                                    4,900           62,475
  Steel Dynamics, Inc. (a)                                         3,700           48,211

Printing & Publishing (0.8%)
  Scholastic Corporation (a) (b)                                   3,600          158,940

Radio & Television Broadcasting (2.0%)
  Cox Radio, Inc. - Class A (a)                                    3,900           92,586
  Emmis Communications Corporation - Class A (a)                   2,300           50,186
  Entercom Communications Corp. (a) (b)                              500           24,610
  Hispanic Broadcasting Corporation (a)                              600           12,900
  Radio One, Inc. - Class D (a) (b)                                7,700          128,436
  Regent Communications, Inc. (a)                                  5,400           32,670
  Spanish Broadcasting System, Inc. (a)                            5,400           35,802

Radio, Television & Computer Stores (0.3%)
  Tweeter Home Entertainment Group, Inc. (a)                       6,400           49,990
  Ultimate Electronics, Inc. (a)                                   1,200           15,636

Research & Testing Services (1.3%)
  Deltagen, Inc. (a)                                               7,400            7,918
  Forrester Research, Inc. (a)                                     6,900           95,220
  META Group, Inc. (a)                                             7,600           19,760
  Pharmaceutical Product Development, Inc. (a)                     2,000           54,800
  Symyx Technologies, Inc. (a)                                     5,600           64,456

Restaurants (2.7%)
  AFC Enterprises, Inc. (a)                                          600           10,962
  CEC Entertainment Inc. (a)                                       4,100          113,980
  Cheesecake Factory Incorporated (The) (a)                        1,950           66,105
  P.F. Chang's China Bistro, Inc. (a) (b)                          3,500          120,750
  RARE Hospitality International, Inc. (a)                         3,500           93,380
  Ruby Tuesday, Inc.                                               3,400           59,330
  Sonic Corp. (a)                                                  1,850           43,050

Retail Trade (0.6%)
  A.C. Moore Arts & Crafts, Inc. (a)                               1,500           23,610
  Insight Enterprises, Inc. (a)                                    6,400           48,896
  Michaels Stores, Inc. (a)                                        1,100           49,456

Rubber & Misc. Plastic Products (0.4%)
  Entegris, Inc. (a)                                               7,400           63,714
  VANS, INC. (a)                                                   4,300           19,866

Savings Institutions (0.2%)
  IndyMac Bancorp, Inc. (a)                                        2,300           42,872

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Security & Commodity Brokers (3.1%)
  Affiliated Managers Group, Inc. (a)                              2,400   $      124,608
  Eaton Vance Corp.                                                2,400           68,904
  Investment Technology Group, Inc. (a) (b)                        3,200          102,080
  Investors Financial Services Corp.                               4,100          125,747
  Legg Mason, Inc.                                                 2,100           97,566
  Waddell & Reed Financial, Inc. - Class A                         4,250           74,375

Social Services (0.5%)
  Bright Horizons Family Solutions, Inc. (a)                       3,200           86,560

Stone, Clay & Glass Products (0.6%)
  Cabot Microelectronics Corporation (a) (b)                       2,573          116,788

Textile Mill Products (0.2%)
  Mohawk Industries, Inc. (a)                                        700           37,485

Transportation & Public Utilities (1.7%)
  C.H. Robinson Worldwide, Inc.                                      800           23,656
  Expeditors International of Washington, Inc.                     2,300           72,473
  Forward Air Corporation (a)                                      6,200          107,446
  UTI Worldwide, Inc.                                              5,200          121,264

Trucking & Warehousing (1.4%)
  Covenant Transport, Inc. - Class A (a)                           3,900           66,963
  Iron Mountain Incorporated (a) (b)                               6,850          193,239

Variety Stores (0.4%)
  Dollar Tree Stores, Inc. (a)                                     1,700           44,693
  Family Dollar Stores, Inc.                                       1,200           36,948

Wholesale Trade Durable Goods (1.9%)
  Patterson Dental Company (a) (b)                                 3,100          159,681
  SCP Pool Corporation (a) (b)                                     7,225          205,912

Wholesale Trade Nondurable Goods (0.8%)
  Performance Food Group Company (a) (b)                           3,400          126,446
  United Natural Foods, Inc. (a)                                   1,100           26,730
                                                                           --------------

TOTAL COMMON STOCKS (COST: $23,416,785)                                        18,807,998
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $23,416,785)                            $   18,807,998
                                                                           ==============

SUMMARY:
  Investments, at market value                                     99.7%   $   18,807,998
  Other assets in excess of liabilities                             0.3%           60,560
                                                           -------------   --------------
  Net assets                                                      100.0%   $   18,868,558
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $4,646,902. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR         American Depositary Receipt

                                      137
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (99.5%)

Aerospace (0.4%)
  Boeing Company (The)                                             4,900   $      145,775

Amusement & Recreation Services (1.3%)
  Disney (Walt) Company (The)                                     30,800          514,360

Apparel Products (0.5%)
  Cintas Corporation                                               3,700          174,899

Beverages (2.7%)
  Anheuser-Busch Companies, Inc.                                   2,700          142,452
  Coca-Cola Company (The)                                         10,700          497,336
  PepsiCo, Inc.                                                    8,870          391,167

Business Services (8.8%)
  Clear Channel Communications, Inc. (a)                          24,400          904,020
  eBay Inc. (a)                                                      900           56,934
  Equifax Inc.                                                     5,500          129,580
  First Data Corporation                                          16,300          569,522
  Interpublic Group of Companies, Inc. (The)                      12,000          143,640
  Moody's Corporation                                              2,300          108,330
  Omnicom Group, Inc. (b)                                         14,500          835,635
  Robert Half International Inc. (a)                               9,000          150,300
  TMP Worldwide Inc. (a)                                          11,000          170,280
  WPP Group PLC - ADR (b)                                          9,100          308,945

Chemicals & Allied Products (4.0%)
  Avon Products, Inc.                                              3,800          184,262
  Colgate-Palmolive Company                                        2,500          137,450
  Ecolab Inc.                                                      3,000          144,750
  Pharmacia Corporation                                            7,842          337,206
  Procter & Gamble Company (The)                                   6,700          592,615
  Valspar Corporation (The)                                        2,800          116,956

Commercial Banks (9.1%)
  Bank of New York Company, Inc. (The)                            17,800          462,800
  Citigroup Inc.                                                  29,059        1,073,730
  Concord EFS, Inc. (a)                                           20,700          295,596
  Mellon Financial Corporation                                    11,000          311,190
  Northern Trust Corporation                                      13,100          456,142
  State Street Corporation                                        10,100          417,837
  Wells Fargo & Company                                            9,100          459,277

Communication (3.2%)
  Certegy Inc. (a)                                                 3,900           81,900
  Viacom, Inc. - Class B (a)                                      25,500        1,137,555

Communications Equipment (0.4%)
  Nokia Oyj - ADR                                                  8,600          142,932

Computer & Data Processing Services (7.0%)
  Automatic Data Processing, Inc.                                  7,100          301,963
  BMC Software, Inc. (a)                                           7,900          125,926
  Computer Associates International, Inc.                         12,300          182,778
  Intuit Inc. (a)                                                  4,300          223,256
  Microsoft Corporation (a)                                       28,300        1,513,200
  Oracle Corporation (a)                                          31,900          326,975

Computer & Office Equipment (3.7%)
  Cisco Systems, Inc. (a)                                         65,900          736,762
  Dell Computer Corporation (a)                                   15,800          452,038
  EMC Corporation (a)                                             23,700          121,107
  Symbol Technologies, Inc.                                       14,500          125,425

Drug Stores & Proprietary Stores (1.0%)
  CVS Corporation                                                  7,300          202,429
  Walgreen Co.                                                     5,900          199,125

Educational Services (0.8%)
  Apollo Group, Inc. - Class A (a)                                 4,950          205,425
  DeVRY Inc. (a)                                                   6,200           88,040

Electronic & Other Electric Equipment (3.0%)
  General Electric Company                                        45,150        1,140,038

Electronic Components & Accessories (8.9%)
  Altera Corporation (a)                                          31,700          371,524
  Analog Devices, Inc. (a)                                        16,600          444,880
  Broadcom Corporation - Class A (a) (b)                           2,800           33,544
  Intel Corporation                                               30,600          529,380

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Electronic Components & Accessories (continued)
  Linear Technology Corporation                                   21,500   $      594,260
  Maxim Integrated Products                                       18,300          582,672
  Molex Incorporated - Class A                                     5,000          116,150
  Texas Instruments Incorporated                                  21,600          342,576
  Xilinx, Inc. (a)                                                20,300          385,497

Fabricated Metal Products (0.8%)
  Gillette Company (The)                                          10,500          313,740

Food & Kindred Products (0.9%)
  General Mills, Inc.                                              3,700          152,884
  Wrigley (Wm.) Jr. Company                                        3,500          184,695

Furniture & Home Furnishings Stores (0.6%)
  Bed Bath & Beyond Inc. (a)                                       3,800          134,748
  Williams-Sonoma, Inc. (a)                                        4,600          109,480

Industrial Machinery & Equipment (0.9%)
  Applied Materials, Inc. (a)                                     15,900          238,977
  Illinois Tool Works Inc.                                         1,800          110,520

Insurance (3.6%)
  Ambac Financial Group, Inc.                                      3,000          185,400
  American International Group, Inc.                              13,363          835,856
  UnitedHealth Group Incorporated                                  3,800          345,610

Insurance Agents, Brokers & Service (1.6%)
  Marsh & McLennan Companies, Inc.                                13,100          611,901

Lumber & Other Building Materials (1.6%)
  Home Depot, Inc. (The)                                          20,700          597,816

Management Services (1.1%)
  Paychex, Inc.                                                   14,400          415,008

Medical Instruments & Supplies (2.0%)
  Baxter International Inc.                                        4,000          100,080
  Guidant Corporation (a)                                          9,900          292,743
  Medtronic, Inc. (b)                                              8,500          380,800

Motion Pictures (1.2%)
  AOL Time Warner Inc. (a)                                        31,100          458,725

Paper & Allied Products (0.4%)
  Kimberly-Clark Corporation                                       2,800          144,200

Pharmaceuticals (15.6%)
  Abbott Laboratories                                             11,700          489,879
  Amgen Inc. (a)                                                   6,000          279,360
  AstraZeneca PLC - ADR                                            4,600          172,730
  Cardinal Health, Inc.                                            4,000          276,840
  Glaxo Wellcome PLC - ADR                                        16,300          614,347
  Johnson & Johnson                                               14,700          863,625
  Lilly (Eli) and Company                                          6,200          344,100
  Merck & Co., Inc.                                               13,300          721,392
  Pfizer Inc.                                                     41,187        1,308,511
  Schering-Plough Corporation                                     15,900          339,465
  Wyeth                                                           17,900          599,650

Printing & Publishing (0.8%)
  McGraw-Hill Companies, Inc. (The)                                4,700          303,150

Radio & Television Broadcasting (0.6%)
  Univision Communications Inc. - Class A (a) (b)                  6,000          155,460
  USA Networks, Inc. (a)                                           2,300           58,167

Restaurants (0.2%)
  Starbucks Corporation (a)                                        4,000           95,000

Retail Trade (0.6%)
  Tiffany & Co.                                                    8,100          212,058

Rubber & Misc. Plastic Products (0.2%)
  NIKE, Inc. - Class B                                             1,800           84,942

Security & Commodity Brokers (2.2%)
  American Express Company                                         6,000          218,220
  Franklin Resources, Inc.                                         8,100          267,219
  Schwab (Charles) Corporation (The)                              40,900          375,462

Telecommunications (0.4%)
  Vodafone Group PLC - ADR (b)                                     9,500          151,240

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

                                      138
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Transportation & Public Utilities (0.5%)
  Expeditors International of Washington, Inc.                     6,400   $      201,664

U.S. Government Agencies (4.3%)
  Fannie Mae                                                      11,900          795,634
  Freddie Mac                                                     13,600          837,488

Variety Stores (3.9%)
  Dollar General Corporation                                      16,300          227,548
  Family Dollar Stores, Inc.                                       6,800          209,372
  Wal-Mart Stores, Inc.                                           19,900        1,065,645

Wholesale Trade Nondurable Goods (0.7%)
  SYSCO Corporation                                                9,000          285,120
                                                                           --------------

TOTAL COMMON STOCKS (COST: $43,175,645)                                        38,106,814
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $43,175,645)                            $   38,106,814
                                                                           ==============

SUMMARY:
  Investments, at market value                                     99.5%   $   38,106,814
  Other assets in excess of liabilities                             0.5%          181,302
                                                           -------------   --------------
  Net assets                                                      100.0%   $   38,288,116
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $1,415,257. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR         American Depositary Receipt

                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

FOREIGN GOVERNMENT OBLIGATIONS (0.9%)
  Republic of Colombia
    9.75%, due 04/23/2009                                  $   1,000,000   $      902,500
                                                                           --------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST: $921,106)                             902,500
                                                                           --------------

CORPORATE DEBT SECURITIES (88.3%)

Aerospace (2.0%)
  AAR CORP.
    7.25%, due 10/15/2003                                      2,000,000        2,043,040

Air Transportation (0.2%)
  Piedmont Airlines, Inc. - Series K
    10.10%, due 05/13/2007                                     1,048,000          178,160

Automotive (7.5%)
  ArvinMeritor, Inc.
    6.75%, due 03/15/2008                                      3,000,000        2,715,000
  Dana Corporation (b)
    6.25%, due 03/01/2004                                      1,000,000          960,000
  Dura Operating Corporation
    8.63%, due 04/15/2012                                      1,000,000          975,000
  Ford Motor Company
    6.63%, due 10/01/2028                                      2,000,000        1,419,540
  Navistar International Corporation
    9.38%, due 06/01/2006                                      2,000,000        1,780,000

Automotive Dealers & Service Stations (0.8%)
  Asbury Automotive Group, Inc.
    9.00%, due 06/15/2012                                      1,000,000          850,000

Business Credit Institutions (3.9%)
  Ford Motor Credit Company (b)
    6.50%, due 01/25/2007                                      1,000,000          921,950
  HVB Funding Trust III - 144A (c)
    9.00%, due 10/22/2031                                      1,000,000          864,040
  PDVSA Finance Ltd.
    6.45%, due 02/15/2004                                      2,250,000        2,224,598

Business Services (0.1%)
  Exodus Communications, Inc. (d)
    11.63%, due 07/15/2010                                     1,000,000           60,000

Chemicals & Allied Products (1.9%)
  Elizabeth Arden, Inc. (b)
    11.75%, due 02/01/2011                                     1,000,000          980,000
  Huntsman International LLC (b)
    9.88%, due 03/01/2009                                      1,000,000          990,000

Commercial Banks (1.0%)
  Popular, Inc.
    6.13%, due 10/15/2006                                      1,000,000        1,061,610

Communication (1.0%)
  Adelphia Communications Corporation (b) (d)
    10.25%, due 11/01/2006                                     1,000,000          330,000
  Charter Communications Holdings LLC
    8.63%, due 04/01/2009                                      1,000,000          430,000
    0.00%, due 04/01/2011 (e)                                  1,000,000          310,000

Communications Equipment (1.9%)
  L-3 Communications Corporation
    7.63%, due 06/15/2012                                      1,000,000        1,035,000
  Lucent Technologies Inc. (b)
    7.25%, due 07/15/2006                                      1,000,000          520,000
  Nortel Networks Corporation (b)
    6.13%, due 02/15/2006                                      1,000,000          465,000

Computer & Data Processing Services (1.9%)
  Unisys Corporation
    7.88%, due 04/01/2008                                      2,000,000        2,000,000

Computer & Office Equipment (1.5%)
  Seagate Technology HDD Holdings - 144A (c)
    8.00%, due 05/15/2009                                      1,500,000        1,530,000

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Construction (0.7%)
  Centex Corporation
    5.80%, due 09/15/2009                                  $     750,000   $      748,418

Electric Services (9.4%)
  AES Corporation (The) (b)
    8.75%, due 12/15/2002                                      1,000,000          890,000
  Calpine Corporation
    7.75%, due 04/15/2009                                      2,000,000          630,000
  Dynegy Holdings Inc.
    7.67%, due 11/08/2016                                      2,000,000          960,000
  Elwood Energy LLC
    8.16%, due 07/05/2026                                      1,959,500        1,955,561
  Nevada Power Company
    8.25%, due 06/01/2011                                      2,000,000        1,720,000
  Oncor Electric Delivery Company - 144A (c)
    7.00%, due 05/01/2032                                      1,000,000          850,000
  Westar Energy, Inc.
    7.88%, due 05/01/2007                                      3,000,000        2,886,780

Electronic Components & Accessories (0.6%)
  ON Semiconductor Corporation - 144A (c)
    12.00%, due 05/15/2008                                     1,000,000          610,000

Environmental Services (1.9%)
  Allied Waste North America, Inc. (b)
    10.00%, due 08/01/2009                                     2,000,000        1,927,500

Food Stores (0.9%)
  Ingles Markets, Incorporated
    8.88%, due 12/01/2011                                      1,000,000          890,000

Furniture & Fixtures (1.6%)
  BE Aerospace
    8.00%, due 03/01/2008                                      1,000,000          660,000
  Lear Corporation
    8.11%, due 05/15/2009                                      1,000,000        1,045,000

Gas Production & Distribution (1.3%)
  Williams Companies, Inc. (The)
    9.25%, due 03/15/2004                                      2,000,000        1,300,000

Health Services (0.5%)
  Insight Health Services Corp.
    9.88%, due 11/01/2011                                        500,000          477,500

Hotels & Other Lodging Places (3.8%)
  John Q. Hammons Hotels, Inc. - Series B
    8.88%, due 05/15/2012                                      2,000,000        1,925,000
  Las Vegas Sands, Inc. (Venetian Casino Resort LLC) -
    144A (c)
    11.00%, due 06/15/2010                                     1,000,000        1,025,000
  Park Place Entertainment Corporation (b)
    8.13%, due 05/15/2011                                      1,000,000        1,000,000

Industrial Machinery & Equipment (1.4%)
  Columbus McKinnon Corporation (b)
    8.50%, due 04/01/2008                                      2,000,000        1,500,000

Lumber & Wood Products (1.7%)
  Scotia Pacific Company LLC
    7.11%, due 01/20/2014                                      2,000,000        1,716,220

Medical Instruments & Supplies (1.6%)
  C.R. Bard, Inc.
    6.70%, due 12/01/2026                                      1,500,000        1,649,835

Motion Pictures (1.0%)
  AOL Time Warner Inc.
    7.75%, due 06/15/2005                                      1,000,000        1,025,336

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND

                                      140
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Oil & Gas Extraction (8.8%)
  Alberta Energy Company Ltd.
    7.38%, due 11/01/2031                                  $   1,000,000   $    1,112,820
  Chesapeake Energy Corporation
    8.38%, due 11/01/2008                                      1,000,000        1,020,000
  Forest Oil Corporation
    8.00%, due 12/15/2011                                        500,000          530,000
    7.75%, due 05/01/2014                                      1,000,000        1,010,000
  Louisiana Land and Exploration Company (The)
    7.63%, due 04/15/2013                                      2,000,000        2,296,420
  PDVSA Finance Ltd. - Series 1998-1B
    6.65%, due 02/15/2006                                      1,500,000        1,352,190
  Petroleum Geo-Sevices ASA (d)
    6.63%, due 03/30/2008                                      2,300,000          943,000
  Stone Energy Corporation
    8.25%, due 12/15/2011                                      1,000,000        1,015,000

Paper & Allied Products (1.0%)
  Jefferson Smurfit Group PLC
    8.25%, due 10/01/2012                                      1,000,000        1,005,000

Paper & Paper Products (2.0%)
  MDP Acquisitions PLC - 144A (c)
    9.63%, due 10/01/2012                                      2,000,000        2,060,000

Personal Credit Institutions (3.0%)
  Household Finance Corporation
    5.75%, due 01/30/2007                                      2,000,000        1,746,460
    6.40%, due 06/17/2008                                      1,500,000        1,331,529

Petroleum & Petroleum Products (0.3%)
  Enron Corp. (d)
    6.75%, due 08/01/2009                                      3,000,000          315,000

Primary Metal Industries (1.0%)
  Oregon Steel Mills, Inc. - 144A (c)
    10.00%, due 07/15/2009                                     1,000,000        1,000,000

Printing & Publishing (3.9%)
  Dex Media East LLC (Dex Media Finance Co.) - 144A (c)
    9.88%, due 11/15/2009                                      1,000,000        1,030,000
  News America Incorporated
    7.25%, due 05/18/2018                                      1,000,000          917,780
  Quebecor World Inc.
    7.75%, due 02/15/2009                                      2,000,000        2,058,520

Radio & Television Broadcasting (1.0%)
  Canwest Media, Inc. (b)
    10.63%, due 05/15/2011                                     1,000,000        1,065,000

Railroads (2.1%)
  Kansas City Southern
    9.50%, due 10/01/2008                                      2,000,000        2,180,000

Restaurants (1.0%)
  YUM! Brands, Inc.
    7.70%, due 07/01/2012                                      1,000,000        1,035,000

Rubber & Misc. Plastic Products (0.5%)
  Applied Extrusion Technologies, Inc.
    10.75%, due 07/01/2011                                     1,000,000          570,000

Savings Institutions (4.4%)
  Golden State Holdings Inc.
    7.13%, due 08/01/2005                                      2,000,000        2,146,780
  People's Bank
    7.20%, due 12/01/2006                                      2,300,000        2,461,046

Stone, Clay & Glass Products (1.8%)
  Owens-Illinois, Inc.
    7.85%, due 05/15/2004 (b)                                  1,000,000          965,000
    7.15%, due 05/15/2005                                      1,000,000          950,000

Telecommunications (1.9%)
  Qwest Capital Funding, Inc.
    7.00%, due 08/03/2009                                      2,000,000        1,070,000
    7.90%, due 08/15/2010                                      1,000,000          540,000
  WorldCom, Inc. (d)
    7.50%, due 05/15/2011                                      2,000,000          347,500

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Water Transportation (2.5%)
  Royal Caribbean Cruises Ltd.
    7.00%, due 10/15/2007                                  $   1,000,000   $      855,000
    8.75%, due 02/02/2011 (b)                                  2,000,000        1,750,000

Wholesale Trade Nondurable Goods (3.0%)
  DIMON Incorporated
    9.63%, due 10/15/2011                                      1,000,000        1,037,500
  Nash-Finch Company - Series B
    8.50%, due 05/01/2008                                      2,500,000        2,100,000
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $105,868,823)                           91,851,633
                                                                           --------------

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.0%)

Telecommunications (0.0%)
  McLeodUSA Incorporated - Series A                                6,840   $       14,774
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $1,466,414)                              14,774
                                                                           --------------

PREFERRED STOCKS (1.9%)

Holding & Other Investment Offices (1.9%)
  Duke Realty Corporation                                         40,000        1,965,000
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $2,008,000)                                       1,965,000
                                                                           --------------

COMMON STOCKS (0.0%)

Printing & Publishing (0.0%)
  Golden Books Family Entertainment, Inc. (a)                     63,750               38

Telecommunications (0.0%)
  McLeodUSA Incorporated - warrants                               15,158              758
                                                                           --------------

TOTAL COMMON STOCKS (COST: $168,426)                                                  796
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $110,432,769)                           $   94,734,703
                                                                           ==============

SUMMARY:
  Investments, at market value                                     91.1%   $   94,734,703
  Other assets in excess of liabilities                             8.9%        9,207,451
                                                           -------------   --------------
  Net assets                                                      100.0%   $  103,942,154
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $8,940,944. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(d)         Currently in default on interest payments.

(e) Securities are Step Bonds. Charter Communications Holdings LLC has a coupon rate 0.00% until 04/01/2004, thereafter the coupon rate will be 9.92%.

                                      141
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX TRANSAMERICA CONVERTIBLE SECURITIES

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (59.9%)

Automotive Dealers & Service Stations (1.5%)
  Pep Boys (The) - Manny, Moe & Jack - 144A (a)
    4.25%, due 06/01/2007                                  $     220,000   $      186,725

Business Services (2.0%)
  First Data Corporation
    2.00%, due 03/01/2008                                        225,000          255,094

Communication (4.4%)
  Echostar Communications Corporation
    4.88%, due 01/01/2007                                        430,000          350,987
  Liberty Media Corporation
    3.25%, due 03/15/2031                                        200,000          198,750

Communications Equipment (2.2%)
  L-3 Communications Holdings, Inc.
    4.00%, due 09/15/2011                                        249,000          280,436

Computer & Data Processing Services (3.8%)
  Affiliated Computer Services, Inc.
    3.50%, due 02/15/2006                                        222,700          289,232
  Rational Software Corporation
    5.00%, due 02/01/2007                                        225,000          186,750

Computer & Office Equipment (5.1%)
  Juniper Networks, Inc.
    4.75%, due 03/15/2007                                        300,000          212,250
  Xerox Corporation
    0.57%, due 04/21/2018                                        725,000          434,999

Electronic Components & Accessories (1.0%)
  LSI Logic Corporation
    4.00%, due 11/01/2006                                        160,000          120,600

Health Services (6.5%)
  Laboratory Corporation of America Holdings
    Zero Coupon, due 09/11/2021                                  415,000          275,975
  LifePoint Hospitals, Inc.
    4.50%, due 06/01/2009                                        150,000          153,000
  Province Healthcare Company
    4.50%, due 11/20/2005                                        225,000          193,219
  Universal Health Services, Inc.
    0.43%, due 06/23/2020                                        300,000          198,375

Holding & Other Investment Offices (0.8%)
  EOP Operating LP
    7.25%, due 11/15/2008                                        100,000          103,500

Hotels & Other Lodging Places (0.4%)
  Marriott International, Inc.
    Zero Coupon, due 05/08/2021                                   60,000           50,925

Insurance (5.7%)
  American International Group, Inc.
    Zero Coupon, due 11/09/2031                                  325,000          207,188
  LifePoint Hospitals Holdings, Inc. - 144A (a)
    4.50%, due 06/01/2009                                         85,000           86,700
  Odyssey Re Holdings Corp.
    4.38%, due 06/15/2022                                        205,000          227,806
  Selective Insurance Group, Inc. - 144A (a)
    1.62%, due 09/24/2032                                        500,000          195,000

Lumber & Wood Products (1.5%)
  Masco Corporation
    Zero Coupon, due 07/20/2031                                  450,000          190,125

Medical Instruments & Supplies (2.5%)
  Medtronic, Inc.
    1.25%, due 09/15/2021                                        300,000          310,500

Oil & Gas Extraction (6.0%)
  Anadarko Petroleum Corporation
    Zero Coupon, due 03/07/2020                                  500,000          302,500
  Diamond Offshore Drilling, Inc.
    1.50%, due 04/15/2031                                        150,000          135,000
  Nabors Industries Ltd.
    Zero Coupon, due 02/05/2021                                  510,000          312,375

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Pharmaceuticals (8.9%)
  Allergan, Inc.
    Zero Coupon, due 11/01/2020                            $     500,000   $      316,250
  ALZA Corporation
    Zero Coupon, due 07/28/2020                                  370,000          312,650
  Amgen Inc.
    Zero Coupon, due 03/01/2032                                  250,000          178,438
  Isis Pharmaceuticals, Inc. - 144A (a)
    5.50%, due 05/01/2009                                         75,000           65,906
  Roche Holdings AG - 144A (a)
    Zero Coupon, due 01/19/2015                                  360,000          255,600

Radio, Television & Computer Stores (1.9%)
  Best Buy Co., Inc.
    2.25%, due 01/15/2022                                        310,000          234,825

Telecommunications (1.8%)
  Verizon Global Funding Corp.
    Zero Coupon, due 05/15/2021                                  400,000          224,500

Variety Stores (1.9%)
  Costco Wholesale Corporation
    Zero Coupon, due 08/19/2017                                  300,000          240,750

Wholesale Trade Durable Goods (0.4%)
  IKON Office Solutions, Inc. - 144A (a)
    5.00%, due 05/01/2007                                         70,000           56,438

Wholesale Trade Nondurable Goods (1.6%)
  SUPERVALU Inc.
    Zero Coupon, due 11/02/2031                                  720,000          198,900
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $7,704,296)                                      7,542,268
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (33.9%)

Aerospace (2.6%)
  Northrop Grumman Corporation                                     2,950   $      328,306

Business Services (1.5%)
  Newell Financial Trust I                                         4,000          185,500

Commercial Banks (1.8%)
  Provident Financial Group, Inc.                                  9,000          230,400

Electric Services (2.1%)
  DTE Energy Company                                               9,500          262,865

Electric, Gas & Sanitary Services (2.0%)
  Ameren Corporation                                               9,300          245,520

Industrial Machinery & Equipment (1.7%)
  Weatherford International, Inc.                                  4,400          219,450

Insurance (7.6%)
  Anthem, Inc.                                                     3,250          258,375
  PartnerRe Ltd.                                                   4,700          256,855
  St. Paul Companies, Inc. (The)                                   4,000          255,280
  Travelers Property Casualty Corp.                                8,400          178,500

Insurance Agents, Brokers & Service (1.8%)
  Hartford Financial Services Group, Inc. (The)                    5,000          221,850

Life Insurance (3.3%)
  Platinum Underwriters Holdings, Ltd.                            10,000          277,500
  Prudential Financial, Inc. - units                               2,800          143,948

Paper & Allied Products (1.3%)
  International Paper Company                                      3,600          164,700

Petroleum Refining (1.8%)
  VEC Trust I                                                      8,000          228,800

Savings Institutions (4.5%)
  New York Community Capital Trust V                               5,000          254,375
  Washington Mutual, Inc. - units                                  6,000          314,250

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA CONVERTIBLE SECURITIES

                                      142
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Telecommunications (1.9%)
  ALLTEL Corporation                                               4,800   $      239,520
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $4,210,658)                           4,265,994
                                                                           --------------

PREFERRED STOCKS (1.2%)

Automotive (1.2%)
  General Motors Corporation                                       7,300          152,205
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $187,164)                                           152,205
                                                                           --------------

COMMON STOCKS (3.4%)

Finance (1.9%)
  Express Scripts Automatic Exchange Securities Trust              2,400          237,192

Insurance (1.5%)
  Berkshire Hathaway Inc. - 144A (a)(b)                               18          186,845
                                                                           --------------

TOTAL COMMON STOCKS (COST: $421,765)                                              424,037
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $12,523,883)                            $   12,384,504
                                                                           ==============
SUMMARY:
  Investments, at market value                                     98.4%   $   12,384,504
  Other assets in excess of liabilities                             1.6%          200,667
                                                           -------------   --------------
  Net assets                                                      100.0%   $   12,585,171
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(b) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

                                      143
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX TRANSAMERICA EQUITY

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (90.5%)

Business Services (17.7%)
  Clear Channel Communications, Inc. (a)                          30,000   $    1,111,500
  First Data Corporation                                          60,000        2,096,400
  Moody's Corporation                                             30,000        1,413,000
  Robert Half International Inc. (a)                              35,000          584,500

Chemicals & Allied Products (0.7%)
  Pharmacia Corporation                                            5,000          215,000

Commercial Banks (10.1%)
  MBNA Corporation                                                45,000          913,950
  Northern Trust Corporation                                      26,000          905,320
  State Street Corporation                                        28,000        1,158,360

Communication (10.8%)
  Cox Communications, Inc. - Class A (a)                          37,000        1,013,800
  Echostar Communications Corporation - Class A (a)               50,000        1,019,500
  Liberty Media Corporation - Class A (a)                        135,000        1,116,450

Communications Equipment (3.3%)
  QUALCOMM Incorporated (a)                                       28,000          966,560

Computer & Data Processing Services (4.9%)
  Microsoft Corporation (a)                                       27,000        1,443,690

Drug Stores & Proprietary Stores (3.2%)
  Walgreen Co.                                                    28,000          945,000

Electronic Components & Accessories (2.1%)
  Intel Corporation                                               35,000          605,500

Fabricated Metal Products (3.5%)
  Gillette Company (The)                                          35,000        1,045,800

Food Stores (2.3%)
  Safeway Inc. (a)                                                30,000          693,000

Hotels & Other Lodging Places (2.9%)
  Marriott International, Inc. - Class A                          28,000          866,040

Management Services (3.4%)
  Paychex, Inc.                                                   35,000        1,008,700

Pharmaceuticals (4.6%)
  Allergan, Inc.                                                  20,000        1,089,000
  Pfizer Inc.                                                      8,000          254,160

Radio, Television & Computer Stores (2.8%)
  RadioShack Corporation                                          40,000          836,000

Security & Commodity Brokers (2.6%)
  Schwab (Charles) Corporation (The)                              85,000          780,300

Transportation & Public Utilities (7.9%)
  Expedia, Inc. - Class A (a)                                     16,000        1,082,560
  Expeditors International of Washington, Inc.                    40,000        1,260,400

Trucking & Warehousing (4.1%)
  United Parcel Service, Inc. - Class B                           20,000        1,200,200

Variety Stores (3.6%)
  Wal-Mart Stores, Inc.                                           20,000        1,071,000
                                                                           --------------

TOTAL COMMON STOCKS (COST: $29,232,954)                                        26,695,690
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $29,232,954)                            $   26,695,690
                                                                           ==============

SUMMARY:
  Investments, at market value                                     90.5%   $   26,695,690
  Other assets in excess of liabilities                             9.5%        2,812,044
                                                           -------------   --------------
  Net assets                                                      100.0%   $   29,507,734
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

                                      144
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX TRANSAMERICA GROWTH OPPORTUNITIES

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (89.0%)

Automotive (4.1%)
  Gentex Corporation (a)                                          29,000   $      854,920

Business Credit Institutions (3.9%)
  Financial Federal Corporation (a)                               29,000          812,580

Business Services (8.4%)
  Moody's Corporation                                             13,000          612,300
  NetRatings, Inc. (a)                                            12,500           67,500
  Robert Half International Inc. (a)                              67,000        1,118,900

Communication (4.6%)
  Global Payments Inc.                                            34,000          960,500

Computer & Data Processing Services (9.4%)
  BARRA, Inc. (a)                                                 34,000        1,220,260
  SmartForce PLC - ADR (a)                                       192,500          771,925

Educational Services (4.2%)
  DeVRY Inc. (a)                                                  62,000          880,400

Electronic Components & Accessories (6.1%)
  QLogic Corporation (a)                                          21,000          731,010
  TriQuint Semiconductor, Inc. (a)                               110,000          555,500

Industrial Machinery & Equipment (4.4%)
  Cymer, Inc. (a)                                                 30,000          753,600
  Graco Inc.                                                       6,000          164,100

Oil & Gas Extraction (4.4%)
  EOG Resources, Inc.                                             25,000          925,750

Paperboard Containers & Boxes (4.4%)
  Packaging Corporation of America (a)                            53,000          921,140

Personal Services (0.4%)
  Weight Watchers International, Inc. (a)                          1,800           85,230

Pharmaceuticals (4.9%)
  Techne Corporation (a)                                          31,000        1,023,000

Radio, Television & Computer Stores (4.0%)
  RadioShack Corporation                                          40,000          836,000

Research & Testing Services (0.5%)
  Symyx Technologies, Inc. (a)                                     8,250           94,958

Security & Commodity Brokers (8.2%)
  BlackRock, Inc. (a)                                             20,500          732,260
  Investment Technology Group, Inc. (a)                           31,000          988,900

Transportation & Public Utilities (17.1%)
  C.H. Robinson Worldwide, Inc.                                   32,000          946,240
  Expedia, Inc. - Class A (a)                                     20,000        1,353,200
  Expeditors International of Washington, Inc.                    39,000        1,228,890
  Forward Air Corporation (a)                                      6,000          103,980
                                                                           --------------

TOTAL COMMON STOCKS (COST: $19,346,932)                                        18,743,043
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $19,346,932)                            $   18,743,043
                                                                           ==============

SUMMARY:
  Investments, at market value                                     89.0%   $   18,743,043
  Other assets in excess of liabilities                            11.0%        2,319,120
                                                           -------------   --------------
  Net assets                                                      100.0%   $   21,062,163
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

DEFINITIONS:

ADR         American Depositary Receipt

                                      145
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX TRANSAMERICA MONEY MARKET

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

COMMERCIAL PAPER (99.1%)

Asset-Backed (14.1%)
  Asset Securitization Cooperative Corporation - 144A (a)
    1.76%, due 11/12/2002                                  $   2,800,000   $    2,798,494
  Ciesco LP - 144A (a)
    1.75%, due 11/07/2002                                      3,000,000        2,999,125
    1.75%, due 11/25/2002                                      3,300,000        3,296,150
    1.75%, due 11/27/2002                                      4,500,000        4,494,313
  Corporate Asset Funding Co., Inc. - 144A (a)
    1.66%, due 11/04/2002                                        500,000          499,931
    1.75%, due 11/13/2002                                      2,000,000        1,998,833
  Delaware Funding Corporation - 144A (a)
    1.76%, due 11/20/2002                                      3,500,000        3,496,749
    1.76%, due 11/25/2002                                      2,500,000        2,497,067
    1.78%, due 01/07/2003                                      5,000,000        4,983,436
    1.77%, due 01/13/2003                                      1,000,000          996,411
  Receivables Capital Corporation - 144A (a)
    1.74%, due 11/13/2002                                        900,000          899,478
    1.75%, due 11/21/2002                                      2,700,000        2,697,375
    1.77%, due 11/22/2002                                      1,400,000        1,398,554
    1.76%, due 12/03/2002                                      1,291,000        1,288,980

Beverages (4.1%)
  Coca-Cola Company (The)
    1.72%, due 11/05/2002                                      1,000,000          999,809
    1.71%, due 11/26/2002                                      1,800,000        1,797,862
    1.68%, due 11/26/2002                                      1,200,000        1,198,600
    1.70%, due 12/16/2002                                      1,200,000        1,197,450
    1.65%, due 01/09/2003                                      2,500,000        2,492,094
    1.65%, due 01/21/2003                                      2,300,000        2,291,461

Business Credit Institutions (3.9%)
  Caterpillar Financial Services Corporation
    1.71%, due 11/01/2002                                      2,200,000        2,200,000
    1.69%, due 11/06/2002                                      1,500,000        1,499,648
    1.71%, due 11/08/2002                                      2,900,000        2,899,036
    1.73%, due 12/23/2002                                      2,000,000        1,995,002
    1.71%, due 12/23/2002                                      1,000,000          997,530

Chemicals & Allied Products (6.9%)
  du Pont (E.I.) de Nemours and Company
    1.71%, due 11/12/2002                                      2,000,000        1,998,955
    1.71%, due 11/13/2002                                      1,800,000        1,798,974
    1.67%, due 12/09/2002                                      3,000,000        2,994,712
    1.67%, due 12/11/2002                                      3,000,000        2,994,433
    1.67%, due 12/12/2002                                      1,600,000        1,596,957
  Proctor & Gamble Company (The)
    1.72%, due 11/04/2002                                      2,500,000        2,499,641
    1.72%, due 11/22/2002                                      3,000,000        2,996,990

Commercial Banks (15.4%)
  Canadian Imperial Bank of Commerce
    1.75%, due 12/09/2002                                      2,000,000        2,000,000
    1.75%, due 12/10/2002                                      1,400,000        1,400,000
    1.65%, due 01/03/2003                                      2,000,000        2,000,000
    1.65%, due 01/06/2003                                      1,500,000        1,500,000
    1.65%, due 01/08/2003                                      2,500,000        2,500,000
  Toronto Dominion Holdings (USA), Inc.
    1.84%, due 11/01/2002                                      1,000,000        1,000,000
    1.87%, due 11/04/2002                                      1,000,000          999,844
    1.86%, due 11/07/2002                                      1,500,000        1,499,535
    1.93%, due 11/12/2002                                      1,000,000          999,410
    1.64%, due 11/27/2002                                      1,400,000        1,398,342
    1.69%, due 12/18/2002                                      5,000,000        4,988,968
  UBS Finance (Delaware) LLC
    1.75%, due 11/06/2002                                      3,000,000        2,999,271
    1.64%, due 12/18/2002                                      2,700,000        2,694,219

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Commercial Banks (continued)
  Wells Fargo & Company
    1.69%, due 11/06/2002                                  $   3,800,000   $    3,799,108
    1.71%, due 11/06/2002                                        800,000          799,810
    1.64%, due 11/07/2002                                      2,200,000        2,199,398
    1.64%, due 11/15/2002                                        700,000          699,554
    1.66%, due 11/20/2002                                      2,000,000        1,998,248
    1.64%, due 11/29/2002                                      2,000,000        1,997,449

Computer & Office Equipment (3.7%)
  International Business Machines Corporation
    1.70%, due 11/08/2002                                      5,000,000        4,998,347
    1.73%, due 11/19/2002                                      4,000,000        3,996,540

Electronic & Other Electric Equipment (3.3%)
  Emerson Electric Co. - 144A (a)
    1.68%, due 11/18/2002                                      2,500,000        2,498,017
    1.70%, due 12/23/2002                                        530,000          528,699
  General Electric Company
    1.72%, due 11/14/2002                                      3,000,000        2,998,137
    1.73%, due 12/13/2002                                      2,000,000        1,995,963

Fabricated Metal Products (2.7%)
  Gillette Company (The)
    1.65%, due 01/06/2003                                        505,000          503,473
    1.72%, due 01/10/2003                                      2,000,000        1,993,312
    1.72%, due 01/13/2003                                      1,500,000        1,494,769
    1.72%, due 01/22/2003                                      2,500,000        2,490,206

Food & Kindred Products (4.8%)
  Unilever Capital Corporation - 144A (a)
    1.70%, due 11/01/2002                                      2,300,000        2,300,000
    1.69%, due 11/01/2002                                      1,500,000        1,500,000
    1.69%, due 11/05/2002                                      1,800,000        1,799,662
    1.67%, due 11/15/2002                                      6,000,000        5,996,102

Insurance (4.2%)
  USAA Capital Corporation
    1.72%, due 11/01/2002                                      4,050,000        4,050,000
    1.72%, due 11/14/2002                                      6,200,000        6,196,148

Life Insurance (2.7%)
  AIG Funding, Inc.
    1.64%, due 11/06/2002                                      1,130,000        1,129,743
    1.85%, due 11/08/2002                                      2,000,000        1,999,281
    1.70%, due 12/02/2002                                      3,500,000        3,494,876

Paper & Allied Products (1.7%)
  Kimberly-Clark Corporation
    1.73%, due 11/13/2002                                      2,000,000        1,998,847
  Minnesota Mining & Manufacturing Company
    1.70%, due 11/25/2002                                      2,200,000        2,197,507

Personal Credit Institutions (7.3%)
  General Electric Capital Corporation
    1.77%, due 11/05/2002                                        550,000          549,892
    1.72%, due 11/18/2002                                      1,000,000          999,188
    1.73%, due 01/14/2003                                      4,000,000        3,985,776
    1.72%, due 02/24/2003                                      1,000,000          994,506
  Toyota Motor Credit Corporation - 144A (a)
    1.72%, due 11/08/2002                                      2,200,000        2,199,264
    1.72%, due 12/06/2002                                      5,000,000        4,991,639
    1.72%, due 12/12/2002                                      4,000,000        3,992,164

Pharmaceuticals (5.4%)
  Lily (Eli) and Company
    1.70%, due 11/04/2002                                      1,300,000        1,299,816

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA MONEY MARKET

                                      146
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Pharmaceuticals (continued)
  Pfizer, Inc.
    1.72%, due 11/18/2002                                  $   1,600,000   $    1,598,700
    1.73%, due 11/19/2002                                      1,000,000          999,135
    1.66%, due 12/03/2002                                      1,600,000        1,597,639
    1.68%, due 12/04/2002                                      1,200,000        1,198,152
    1.67%, due 12/05/2002                                      1,500,000        1,497,634
    1.71%, due 12/05/2002                                        900,000          898,547
    1.66%, due 01/28/2003                                      2,000,000        1,991,884
    1.67%, due 01/28/2003                                      2,000,000        1,991,836

Printing and Publishing (3.7%)
  Gannett Co., Inc. - 144A (a)
    1.72%, due 11/04/2002                                      3,000,000        2,999,570
    1.75%, due 11/04/2002                                      2,000,000        1,999,708
    1.72%, due 11/15/2002                                      4,100,000        4,097,258

Public Administration (2.1%)
  Canadian Wheat Board
    1.81%, due 11/04/2002                                      1,000,000          999,849
    1.77%, due 11/13/2002                                        500,000          499,705
    1.71%, due 11/15/2002                                      1,000,000          999,335
    1.71%, due 11/25/2002                                      1,000,000          998,860
    1.66%, due 11/29/2002                                      1,700,000        1,697,805

Security & Commodity Brokers (8.6%)
  Goldman Sachs Group, Inc. (The)
    1.70%, due 11/21/2002                                      2,000,000        1,998,111
    1.70%, due 11/22/2002                                      2,000,000        1,998,016
    1.80%, due 01/06/2003                                      1,000,000          996,700
    1.80%, due 01/07/2003                                      1,000,000          996,650
    1.82%, due 01/08/2003                                      1,000,000          996,563
    1.82%, due 01/09/2003                                      1,000,000          996,512
    1.76%, due 01/23/2003                                        350,000          348,580

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Security & Commodity Brokers (continued)
  Merrill Lynch & Co., Inc.
    1.63%, due 11/06/2002                                  $     900,000   $      899,796
    1.72%, due 11/14/2002                                      2,000,000        1,998,758
    1.74%, due 01/15/2003                                      5,000,000        4,981,875
    1.74%, due 01/16/2003                                      4,700,000        4,682,735

Variety Stores (4.5%)
  Wal-Mart Stores, Inc. - 144A (a)
    1.72%, due 11/05/2002                                      3,800,000        3,799,274
    1.61%, due 11/12/2002                                      1,500,000        1,499,262
    1.69%, due 11/19/2002                                      4,000,000        3,996,620
    1.70%, due 11/26/2002                                      1,700,000        1,697,993
                                                                           --------------

TOTAL COMMERCIAL PAPER (COST: $241,392,142)                                   241,392,142
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $241,392,142)                           $  241,392,142
                                                                           ==============

SUMMARY:
  Investments, at market value                                     99.1%   $  241,392,142
  Other assets in excess of liabilities                             0.9%        2,241,062
                                                           -------------   --------------
  Net assets                                                      100.0%   $  243,633,204
                                                           =============   ==============

--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

                                      147
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
IDEX TRANSAMERICA VALUE BALANCED

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (18.8%)
  U.S. Treasury Bond
    3.63%, due 03/31/2004                                  $   1,250,000   $    1,287,381
    4.88%, due 02/15/2012 (b)                                    250,000          269,564
    5.38%, due 02/15/2031 (b)                                    950,000        1,002,732
  U.S. Treasury Note (b)
    3.50%, due 11/15/2006                                      3,000,000        3,111,312
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $5,327,693)                            5,670,989
                                                                           --------------

CORPORATE DEBT SECURITIES (18.8%)

Agriculture (0.9%)
  Cargill, Incorporated - 144A (c)
    6.38%, due 06/01/2012                                        250,000          275,682

Air Transportation (0.8%)
  Delta Air Lines, Inc.
    7.57%, due 11/18/2010                                        250,000          227,589

Amusement & Recreation Services (0.8%)
  Disney (Walt) Company (The)
    4.88%, due 07/02/2004                                        250,000          255,155

Chemicals & Allied Products (0.8%)
  Dow Chemical Company (The)
    5.25%, due 05/14/2004                                        250,000          254,496

Commercial Banks (1.7%)
  Abbey National PLC
    7.35%, due 10/29/2049                                        250,000          271,985
  Citigroup Inc. (b)
    5.00%, due 03/06/2007                                        125,000          131,873
  CS First Boston - 144A (c) (d)
    7.90%, due 05/01/2007                                        125,000          133,049

Computer & Office Equipment (0.9%)
  Hewlett-Packard Company
    5.50%, due 07/01/2007                                        250,000          258,258

Electric Services (0.7%)
  Oncor Electric Delivery Company - 144A (c)
    7.00%, due 09/01/2022                                        250,000          217,959

Gas Production & Distribution (0.5%)
  Coastal Corporation (The)
    7.42%, due 02/15/2037                                        215,000          139,750

Health Services (0.9%)
  HCA Inc.
    7.13%, due 06/01/2006                                        250,000          262,749

Holding & Other Investment Offices (0.9%)
  Duke Realty Corporation
    7.30%, due 06/30/2003                                        250,000          257,545

Insurance (0.9%)
  St. Paul Companies, Inc. (The)
    5.75%, due 03/15/2007                                        250,000          256,845

Motion Pictures (0.9%)
  AOL Time Warner Inc.
    9.13%, due 01/15/2013                                        250,000          268,723

Paper & Allied Products (1.5%)
  Abitibi-Consolidated Inc.
    8.85%, due 08/01/2030                                        250,000          238,694
  Bowater Canada Finance Corporation - 144A (c)
    7.95%, due 11/15/2011                                        250,000          244,476

Personal Credit Institutions (1.6%)
  General Motors Acceptance Corporation
    6.75%, due 01/15/2006                                        250,000          247,655
  Household Finance Corporation
    6.75%, due 05/15/2011                                        250,000          220,981

Petroleum Refining (0.9%)
  Suncor Energy Inc.
    7.15%, due 02/01/2032                                        250,000          270,939

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Printing & Publishing (0.7%)
  News Corporation Limited (The)
    7.75%, due 12/01/2045                                  $     250,000   $      218,430

Savings Institutions (0.9%)
  Golden State Holdings Inc.
    7.13%, due 08/01/2005                                        250,000          270,864

Security & Commodity Brokers (0.9%)
  Bear Stearns Companies Inc. (The)
    5.70%, due 11/15/2014                                        125,000          124,589
  Goldman Sachs Group, Inc. (The)
    6.60%, due 01/15/2012                                        125,000          135,856

Telecommunications (1.6%)
  AT&T Corp. (b)
    8.00%, due 11/15/2031                                        250,000          238,750
  Sprint Capital Corporation
    5.70%, due 11/15/2003                                        250,000          240,195
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $5,789,351)                              5,663,087
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (57.4%)

Air Transportation (1.5%)
  FedEx Corporation                                                8,500   $      452,115

Amusement & Recreation Services (2.9%)
  Disney (Walt) Company (The)                                     52,200          871,740

Chemicals & Allied Products (2.1%)
  du Pont (E.I.) de Nemours and Company                           15,000          618,750

Commercial Banks (8.3%)
  Bank of America Corporation                                      6,000          418,800
  FleetBoston Financial Corporation                               61,010        1,427,024
  Morgan Chase & Co. (J.P.)                                       10,000          207,500
  Wachovia Corporation                                            13,030          453,314

Communication (2.0%)
  Cox Communications, Inc. - Class A (a)                          22,300          611,020

Electronic & Other Electric Equipment (0.6%)
  Cooper Industries, Inc. - Class A                                6,000          188,940

Electronic Components & Accessories (1.5%)
  Intel Corporation                                               25,800          446,340

Gas Production & Distribution (1.5%)
  KeySpan Corporation                                             12,000          438,360

Holding & Other Investment Offices (0.1%)
  Host Marriott Corporation (a) (b)                                5,000           41,000

Insurance (2.6%)
  St. Paul Companies, Inc. (The) (b)                              23,710          777,688

Life Insurance (2.4%)
  John Hancock Financial Services, Inc.                           21,000          615,300
  Lincoln National Corporation                                     3,310          100,988

Lumber & Wood Products (0.9%)
  Louisiana-Pacific Corporation (a)                               40,000          269,600

Motion Pictures (0.3%)
  AOL Time Warner Inc. (a)                                         6,000           88,500

Oil & Gas Extraction (0.5%)
  Diamond Offshore Drilling, Inc.                                  7,500          156,750

Petroleum Refining (1.1%)
  ChevronTexaco Corporation                                        2,000          135,260
  Exxon Mobil Corporation                                          5,500          185,130

Pharmaceuticals (8.1%)
  Bristol-Myers Squibb Co.                                        24,450          601,715
  Merck & Co., Inc.                                               20,750        1,125,480
  Schering-Plough Corporation                                     33,580          716,933

Savings Institutions (5.5%)
  Washington Mutual, Inc.                                            400        1,659,264

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA VALUE BALANCED

                                      148
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002


The notes to the financial statements are an integral part of these schedules.


------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Security & Commodity Brokers (4.9%)
  Alliance Capital Management Holding L.P.                         7,000   $      203,770
  Jefferies Group, Inc. (b)                                       11,000          458,150
  Raymond James Financial, Inc.                                   11,000          344,300
  T. Rowe Price Group, Inc.                                       17,000          479,910

Telecommunications (7.0%)
  ALLTEL Corporation                                              12,000          596,520
  Sprint Corporation (FON Group)                                  91,100        1,131,462
  Verizon Communications, Inc.                                    10,000          377,600

Tobacco Products (1.4%)
  Philip Morris Companies Inc.                                    10,000          407,500

U.S. Government Agencies (2.2%)
  Fannie Mae                                                      10,000          668,600
                                                                           --------------

TOTAL COMMON STOCKS (COST: $20,673,131)                                        17,275,323
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $31,790,175)                            $   28,609,399
                                                                           ==============
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------

WRITTEN OPTIONS (-3.5%)

Covered Call Options (-0.2%)
  ALLTEL Corporation
    Call Strike $50.00
    Expires 01/18/2003                                                20   $       (5,650)
  Cox Communications Inc. - Class A
    Call Strike $35.00
    Expires 03/22/2003                                                50           (6,125)
  DaimlerChrysler AG
    Call Strike $50.00
    Expires 01/18/2003                                                40             (400)
  Diamond Offshore Drilling, Inc.
    Call Strike $22.50
    Expires 03/22/2003                                                10           (1,775)
  FedEx Corporation
    Call Strike $60.00
    Expires 01/18/2003                                                50           (5,125)
  Hewlett-Packard Company
    Call Strike $17.50
    Expires 11/16/2002                                               250           (5,625)
  Hewlett-Packard Company
    Call Strike $20.00
    Expires 01/18/2003                                               100           (3,000)
  Host Marriott Corporation
    Call Strike $12.50
    Expires 01/18/2003                                               150           (1,500)
  Jefferies Group, Inc.
    Call Strike $50.00
    Expires 04/19/2003                                                50           (9,625)
  KeySpan Corporation
    Call Strike $35.00
    Expires 02/22/2003                                                20           (5,850)
  KeySpan Corporation
    Call Strike $40.00
    Expires 02/22/2003                                                 5             (238)
  Morgan Chase & Co. (J.P.)
    Call Strike $35.00
    Expires 12/21/2002                                               100             (500)
  Morgan Chase & Co. (J.P.)
    Call Strike $30.00
    Expires 01/17/2004                                                50           (6,250)
  Philip Morris Companies Inc.
    Call Strike $55.00
    Expires 03/22/2003                                                30             (600)
                                                                           --------------
                                                                                  (52,263)
                                                                           --------------

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------
Put Options (-3.3%)
  Alliance Capital Management Holding L.P.
    Put Strike $35.00
    Expires 01/18/2003                                               100   $      (66,000)
  ALLTEL Corporation
    Put Strike $40.00
    Expires 01/17/2004                                               100          (39,000)
  AOL Time Warner Inc.
    Put Strike $10.00
    Expires 01/18/2003                                                40           (1,300)
  Bristol-Myers Squibb Co.
    Put Strike $45.00
    Expires 01/18/2003                                               100         (205,000)
  Disney (Walt) Company (The)
    Put Strike $17.50
    Expires 01/18/2003                                               225          (43,875)
  Disney (Walt) Company (The)
    Put Strike $15.00
    Expires 01/17/2004                                               150          (33,750)
  Fannie Mae
    Put Strike $75.00
    Expires 01/18/2003                                                50          (49,000)
  Fannie Mae
    Put Strike $70.00
    Expires 01/17/2004                                                50          (59,750)
  Fannie Mae
    Put Strike $60.00
    Expires 01/22/2005                                                35          (35,700)
  Fleet Boston Financial Corporation
    Put Strike $20.00
    Expires 01/17/2004                                               120          (40,200)
  Heinz (H.J.) Company
    Put Strike $40.00
    Expires 01/17/2004                                               120         (115,800)
  Intel Corporation
    Put Strike $20.00
    Expires 01/18/2003                                               100          (34,000)
  Lincoln National Corporation
    Put Strike $40.00
    Expires 01/18/2003                                               100          (99,500)
  Microsoft Corporation
    Put Strike $45.00
    Expires 01/18/2003                                               100          (16,000)
  Raymond James Financial, Inc.
    Put Strike $30.00
    Expires 11/16/2002                                               100           (4,250)
  Schering-Plough Corporation
    Put Strike $20.00
    Expires 01/17/2004                                               100          (29,000)
  Sprint Corporation (FON Group)
    Put Strike $15.00
    Expires 01/17/2004                                               170          (95,200)
  Verizon Communications, Inc.
    Put Strike $40.00
    Expires 01/18/2003                                               100          (46,500)
                                                                           --------------
                                                                               (1,013,825)
                                                                           --------------

TOTAL WRITTEN OPTIONS (PREMIUM: $635,452)                                  $   (1,066,088)
                                                                           ==============

SUMMARY:
  Investments, at market value                                     95.0%   $   28,609,399
  Written Options                                                  -3.5%       (1,066,088)
  Other assets in excess of liabilities                             8.5%        2,563,672
                                                           -------------   --------------
  Net assets                                                      100.0%   $   30,106,983
                                                           =============   ==============

At October 31, 2002
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
IDEX TRANSAMERICA VALUE BALANCED

                                      149

                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

The notes to the financial statements are an integral part of these schedules.


--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS:

(a)         No dividends were paid during the preceding twelve months.

(b) At October 31, 2002, all or a portion of this security is on loan (see Note 1). The market value at October 31, 2002 of all securities on loan is $5,283,215. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(d) Securities are Step Bonds. CS First Boston has a coupon rate of 7.9% until 05/01/2007, thereafter the coupon rate will be the 5 year current month treasury rate +200 BP if not called. Rate resets every 5 years.

PREFACE TO THE FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

         This schedule is also known as the Balance Sheet. Its objective is to report the financial position (net worth) of your fund. Items listed are the major components of your fund's net assets. Net Assets are derived by subtracting Liabilities from Assets. Net Asset Value Per Share is Net Assets divided by the Shares of Beneficial Interest Outstanding of the fund. Items of particular interest are defined below.

         ASSETS Articles of value the fund owns such as investments and receivables

         LIABILITIES Obligations of the fund such as expenses and payables

         NET ASSETS The result of Assets less Liabilities

         NET ASSETS CONSIST OF Composition of Net Assets in terms of capital investments by shareholders and accumulated earnings and profits (losses) of the fund

         SHARES OF BENEFICIAL INTEREST OUTSTANDING The number of shares owned by shareholders for each Share Class at the close of the period

         NET ASSET VALUE ("NAV") PER SHARE Net Assets attributable to a particular Class of Shares divided by the shares outstanding of that Class

         MAXIMUM OFFERING PRICE PER SHARE The NAV plus the maximum sales load, if any, attributable to the Share Class


STATEMENT OF OPERATIONS

         This schedule is also known as the Income Statement. Its objective is to provide a financial summary of each fund's operations by listing the revenues generated during the period, expenses incurred during the period and the fund's profits and/or losses. Items of particular interest are defined below.

         INVESTMENT INCOME Earnings on fund investments such as dividends and interest

         EXPENSES Expenses incurred by the funds such as management fees

         NET INVESTMENT INCOME OR LOSS The result of Investment Income less Expenses

         REALIZED GAINS OR LOSSES Generally gains or losses from the sale of investments

         UNREALIZED GAINS OR LOSSES The difference between the current market value and the acquisition cost of securities currently held




IDEX MUTUAL FUNDS  150
ANNUAL REPORT 2002

STATEMENT OF CHANGES IN NET ASSETS

         The objective of this statement is to summarize, in comparative form, the changes in net assets resulting from operations. For comparative purposes, the two most recent reporting periods are provided. Items of particular interest are defined below.

         OPERATIONS Summarized information from the Statement of Operations

         DISTRIBUTIONS TO SHAREHOLDERS Capital Gains and Investment Income distributions paid to shareholders

         CHANGE IN NET ASSETS RESULTING FROM SHARES OF BENEFICIAL INTEREST The change in Net Assets due to capital share purchases, reinvestment of distributions and share redemptions in the fund

         UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) The amount of Net Investment Income (Loss) that was not distributed to shareholders


FINANCIAL HIGHLIGHTS

         The objective of this table is to present all critical financial data in terms of per share amounts. Beginning with the ending NAV from the prior period, carrying through all current period income, capital gains and distributions to arrive at the NAV at the end of the current period. Other specific detail represented within the schedule is defined below.

         TOTAL RETURN The performance of an investment (usually over one year), assuming no sales load and reinvestment of any distributions

         EXPENSE RATIO The percentage of a fund's average net assets used to pay its expenses. These expenses are deducted from fund assets, not from shareholder accounts

         PORTFOLIO TURNOVER RATIO A measure of fund trading activity during the year. A turnover ratio of 100% would represent a fund whose average holding period for a security was one year. A higher percentage would represent a shorter holding period. Funds with high turnover ratios incur higher transaction costs and are more likely to realize and distribute net capital gains

                                                          IDEX MUTUAL FUNDS  151
                                                         ANNUAL REPORT 2002

See notes to the Statements of Assets and Liabilities on page 158.


The notes to the financial statements are an integral part of these statements.

                                      152
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2002

    All numbers (except per share amounts)           IDEX AGGRESSIVE        IDEX ALGER        IDEX AMERICAN       IDEX AMERICAN
                 in thousands                             ASSET             AGGRESSIVE           CENTURY             CENTURY
    --------------------------------------              ALLOCATION            GROWTH         INCOME & GROWTH      INTERNATIONAL
ASSETS:
  Investment securities, at market value
    (1).......................................        $       29,943      $      114,236      $       28,814      $       22,048
  Cash (2)....................................                   154               9,153                 197                 545
  Collateral for securities on loan...........                    --              16,521               2,399                 773
  Receivables:
    Investment securities sold................                    --               1,813                 312                 732
    Shares of beneficial interest sold........                 1,205                  19                  35                   6
    Interest..................................                    --                   5                  --                   1
    Dividends.................................                    --                  20                  62                  55
    Due from investment adviser...............                     6                  --                  22                   7
  Unrealized appreciation on forward foreign
    currency contracts........................                    --                  --                  --                  --
  Other.......................................                     1                  40                   3                   1
                                                      --------------      --------------      --------------      --------------
                                                              31,309             141,807              31,844              24,168
                                                      --------------      --------------      --------------      --------------
LIABILITIES:
  Investment securities purchased.............                    --                 429                 258                 249
  Accounts payable and accrued liabilities:
    Shares of beneficial interest redeemed....                   102               3,768                  32                 614
    Management and advisory fees..............                    --                  17                  --                  --
    Distribution fees.........................                    10                  70                  19                  10
    Transfer agent fees and expenses..........                    10                 185                  30                  22
    Due to custodian..........................                    --                  --                  --                  --
  Payable for securities on loan..............                    --              16,521               2,399                 773
  Unrealized depreciation on forward foreign
    currency contracts........................                    --                  --                  --                   1
  Written options.............................                    --                  --                  --                  --
  Other.......................................                    16                  48                  25                  43
                                                      --------------      --------------      --------------      --------------
                                                                 138              21,038               2,763               1,712
                                                      --------------      --------------      --------------      --------------
NET ASSETS....................................        $       31,171      $      120,769      $       29,081      $       22,456
                                                      ==============      ==============      ==============      ==============

NET ASSETS CONSIST OF:
  Shares of beneficial interest, unlimited
    shares authorized.........................                34,845             265,106              39,863              31,482
  Undistributed net investment income
    (loss)....................................                    --                 (17)                 --                  (1)
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and
    foreign currency transactions.............                  (716)           (140,170)             (5,328)             (8,431)
  Net unrealized appreciation (depreciation)
    of investments, futures/options contracts
    and on translation of assets and
    liabilities in foreign currencies.........                (2,958)             (4,150)             (5,454)               (594)
                                                      --------------      --------------      --------------      --------------
NET ASSETS....................................        $       31,171      $      120,769      $       29,081      $       22,456
                                                      --------------      --------------      --------------      --------------
  Investment securities, at cost..............        $       32,902      $      118,380      $       34,268      $       22,643
                                                      ==============      ==============      ==============      ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
    Class A shares............................                 1,053               3,888               1,047               2,131
    Class B shares............................                 1,322               3,046               1,949                 788
    Class C shares............................                 1,005                 482                 570                 204
    Class M shares............................                   556                 674                 338                 122

NET ASSET VALUE PER SHARE:
    Class A shares............................        $         7.95      $        15.27      $         7.55      $         7.00
    Class B shares............................        $         7.91      $        14.59      $         7.41      $         6.76
    Class C shares............................        $         7.91      $        14.59      $         7.41      $         6.76
    Class M shares............................        $         7.91      $        14.69      $         7.43      $         6.80

MAXIMUM OFFERING PRICE PER SHARE (3):
    Class A shares............................        $         8.41      $        16.16      $         7.99      $         7.41
    Class M shares............................        $         7.99      $        14.84      $         7.51      $         6.86

                                      153
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


    IDEX CONSERVATIVE         IDEX          IDEX GABELLI          IDEX           IDEX GREAT        IDEX GREAT
          ASSET            FEDERATED           GLOBAL           GOLDMAN          COMPANIES-        COMPANIES-
       ALLOCATION          TAX EXEMPT          GROWTH         SACHS GROWTH      AMERICA(SM)        GLOBAL(2)
     $       47,837      $      40,538     $      29,717     $      25,361     $     122,309     $       15,705
                138                 92            17,193               371            11,442              1,320
                 --                 --             5,072                --             2,182                 --
                 --                 --                76                --                --                 --
              1,740                 82                 9               101               607                  5
                 --                532                12                --                 6                  1
                 55                 --                59                23               115                  4
                  1                 --                --                --                --                  1
                 --                 --                --                --                --                 --
                  1                  3                10                 2                11                 --
     --------------      --------------    --------------    --------------    --------------    --------------
             49,772             41,247            52,148            25,858           136,672             17,036
     --------------      --------------    --------------    --------------    --------------    --------------
                 --                526               227                --                --                 28
                  6                 39                56               280               305                  9
                 --                 17                15                12                64                 --
                 20                 22                27                18                79                  7
                  9                  9                38                25                75                 11
                 --                 --                --                --                --                 --
                 --                 --             5,072                --             2,182                 --
                 --                 --                --                --                --                 --
                 --                 --                --                --                --                 --
                 14                 21                24                20                41                 10
     --------------      --------------    --------------    --------------    --------------    --------------
                 49                634             5,459               355             2,746                 65
     --------------      --------------    --------------    --------------    --------------    --------------
     $       49,723      $      40,613     $      46,689     $      25,503     $     133,926     $       16,971
     ==============      ==============    ==============    ==============    ==============    ==============

             50,554             40,128            75,635            40,283           170,007             21,999
                 98                 48                 1                (1)               (3)                --
               (158)            (1,016)          (18,419)           (6,886)          (11,931)            (3,012)
               (771)             1,453           (10,528)           (7,893)          (24,147)            (2,016)
     --------------      --------------    --------------    --------------    --------------    --------------
     $       49,723      $      40,613     $      46,689     $      25,503     $     133,926     $       16,971
     --------------      --------------    --------------    --------------    --------------    --------------
     $       48,609      $      39,084     $      40,249     $      33,254     $     146,456     $       17,721
     ==============      ==============    ==============    ==============    ==============    ==============

              1,029              1,778             3,928               761             7,257              2,042
              2,532              1,043             2,937             1,920             7,082                564
              1,301                456               986               313             2,188                172
                552                250               465               449             1,155                133

     $         9.22      $       11.51     $        5.66     $        7.56     $        7.65     $         5.86
     $         9.18      $       11.51     $        5.57     $        7.36     $        7.52     $         5.76
     $         9.18      $       11.51     $        5.57     $        7.36     $        7.52     $         5.76
     $         9.18      $       11.51     $        5.58     $        7.39     $        7.54     $         5.78

     $         9.76      $       12.08     $        5.99     $        8.00     $        8.10     $         6.20
     $         9.27      $       11.63     $        5.64     $        7.46     $        7.62     $         5.84

October 31, 2002

See notes to the Statements of Assets and Liabilities on page 158.


The notes to the financial statements are an integral part of these statements.

                                      154
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

    All numbers (except per share amounts)              IDEX GREAT             IDEX                IDEX             IDEX JANUS
                 in thousands                           COMPANIES-        ISABELLE SMALL          JANUS              CAPITAL
    --------------------------------------            TECHNOLOGY(SM)        CAP VALUE            BALANCED          APPRECIATION
ASSETS:
  Investment securities, at market value
    (1).......................................        $       12,762      $       78,265      $      361,690      $       88,402
  Cash (2)....................................                   453               3,250              39,757              12,824
  Collateral for securities on loan...........                    --              14,427              46,484              17,970
  Receivables:
    Investment securities sold................                    --                  93               2,686               1,662
    Shares of beneficial interest sold........                    49               5,448                 593                  19
    Interest..................................                    --                   2               2,990                   7
    Dividends.................................                     1                  93                 248                  19
    Due from investment adviser...............                    14                  --                  --                  --
  Unrealized appreciation on forward foreign
    currency contracts........................                    --                  --                  --                  --
  Other.......................................                    --                  20                  97                  44
                                                      --------------      --------------      --------------      --------------
                                                              13,279             101,598             454,545             120,947
                                                      --------------      --------------      --------------      --------------
LIABILITIES:
  Investment securities purchased.............                    --                 677               1,033               4,189
  Accounts payable and accrued liabilities:
    Shares of beneficial interest redeemed....                     5                 156               1,200                 212
    Management and advisory fees..............                    --                  99                 275                  36
    Distribution fees.........................                     7                  44                 281                  64
    Transfer agent fees and expenses..........                    27                  48                 154                 178
    Due to custodian..........................                    --                  --                  --                  --
  Payable for securities on loan..............                    --              14,427              46,484              17,970
  Unrealized depreciation on forward foreign
    currency contracts........................                    --                  --                   4                  --
  Written options.............................                    --                  --                  --                  --
  Other.......................................                    12                  36                 122                  52
                                                      --------------      --------------      --------------      --------------
                                                                  51              15,487              49,553              22,701
                                                      --------------      --------------      --------------      --------------
NET ASSETS....................................        $       13,228      $       86,111      $      404,992      $       98,246
                                                      ==============      ==============      ==============      ==============

NET ASSETS CONSIST OF:
  Shares of beneficial interest, unlimited
    shares authorized.........................                34,072             107,109             475,428             421,976
  Undistributed net investment income
    (loss)....................................                    (1)                 (1)                541                 (14)
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and
    foreign currency transactions.............               (14,961)             (2,776)            (64,223)           (310,966)
  Net unrealized appreciation (depreciation)
    of investments, futures/options contracts
    and on translation of assets and
    liabilities in foreign currencies.........                (5,882)            (18,221)             (6,754)            (12,750)
                                                      --------------      --------------      --------------      --------------
NET ASSETS....................................        $       13,228      $       86,111      $      404,992      $       98,246
                                                      --------------      --------------      --------------      --------------
  Investment securities, at cost..............        $       18,644      $       96,485      $      368,440      $      101,147
                                                      ==============      ==============      ==============      ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
    Class A shares............................                 2,518               5,007               6,219               3,542
    Class B shares............................                 1,738               2,715              13,197               4,268
    Class C shares............................                   497               1,340               2,444                 803
    Class M shares............................                   474                 465               3,108                 957
    Class T shares............................                    --                  --                  --                  --

NET ASSET VALUE PER SHARE:
    Class A shares............................        $         2.56      $         9.09      $        16.23      $        10.57
    Class B shares............................        $         2.50      $         8.98      $        16.22      $        10.07
    Class C shares............................        $         2.50      $         8.98      $        16.22      $        10.07
    Class M shares............................        $         2.51      $         9.00      $        16.22      $        10.15
    Class T shares............................        $           --      $           --      $           --      $           --

MAXIMUM OFFERING PRICE PER SHARE (3):
    Class A shares............................        $         2.71      $         9.62      $        17.17      $        11.19
    Class M shares............................        $         2.54      $         9.09      $        16.38      $        10.25
    Class T shares............................        $           --      $           --      $           --      $           --

                                      155
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


      IDEX JANUS           IDEX              IDEX           IDEX JANUS             IDEX             IDEX LKCM
       FLEXIBLE           JANUS             JANUS            GROWTH &            JENNISON           STRATEGIC
        INCOME            GLOBAL            GROWTH            INCOME        EQUITY OPPORTUNITY     TOTAL RETURN
    $     148,648     $     490,189     $   1,034,725     $      30,967       $       71,688      $       53,818
           14,582            36,341           158,192             8,155                4,868                  45
           31,864            71,971           156,969             2,870               15,128               2,788
              930             2,049             4,634                33                  482                  --
              401                77               142                29                  150                   3
            2,043                42               108                46                    3                 327
               --             1,222               389                32                   49                  50
               --                --                --                --                   --                  --
               --             2,508                --                --                   --                  --
               37               187               554                 4                   29                  12
    --------------    --------------    --------------    --------------      --------------      --------------
          198,505           604,586         1,355,713            42,136               92,397              57,043
    --------------    --------------    --------------    --------------      --------------      --------------
            3,507             1,073             2,626               179                  499                  --
              396             1,126             1,858                50                  363                  53
              118               489               765                29                   30                  23
               99               310               406                26                   51                  28
               43               363               789                28                   66                  42
               --                --                --                --                   --                  --
           31,864            71,971           156,969             2,870               15,128               2,788
               16             4,849                --                --                   --                  --
               --                --                --                --                   --                  --
               84               208               572                27                   49                  22
    --------------    --------------    --------------    --------------      --------------      --------------
           36,127            80,389           163,985             3,209               16,186               2,956
    --------------    --------------    --------------    --------------      --------------      --------------
    $     162,378     $     524,197     $   1,191,728     $      38,927       $       76,211      $       54,087
    ==============    ==============    ==============    ==============      ==============      ==============

          157,486           984,525         2,283,679            47,160               99,673              57,488
              216               (94)             (316)               (1)                  (3)                134
             (598)         (388,754)         (894,134)           (5,194)             (11,852)             (1,365)
            5,274           (71,480)         (197,501)           (3,038)             (11,607)             (2,170)
    --------------    --------------    --------------    --------------      --------------      --------------
    $     162,378     $     524,197     $   1,191,728     $      38,927       $       76,211      $       54,087
    --------------    --------------    --------------    --------------      --------------      --------------
    $     143,367     $     559,345     $   1,232,123     $      34,006       $       83,295      $       55,986
    ==============    ==============    ==============    ==============      ==============      ==============

            6,218            11,842            31,857             2,444                3,172               2,183
            6,763            10,651            15,021             2,216                5,658               1,122
            1,750             1,506             2,154               480                1,356                 194
            1,605             4,285             4,060               260                1,212                 274
               --                --            22,461                --                   --                  --

    $        9.94     $       19.06     $       15.87     $        7.26       $         6.88      $        14.34
    $        9.94     $       18.14     $       14.93     $        7.16       $         6.60      $        14.33
    $        9.94     $       18.14     $       14.93     $        7.16       $         6.60      $        14.33
    $        9.94     $       18.18     $       15.08     $        7.17       $         6.65      $        14.33
    $          --     $          --     $       16.40     $          --       $           --      $           --

    $       10.44     $       20.17     $       16.79     $        7.68       $         7.28      $        15.17
    $       10.04     $       18.36     $       15.23     $        7.24       $         6.72      $        14.47
    $          --     $          --     $       17.92     $          --       $           --      $           --

October 31, 2002

See notes to the Statements of Assets and Liabilities on page 158.


The notes to the financial statements are an integral part of these statements.

                                      156
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

    All numbers (except per share amounts)                               IDEX MODERATELY           IDEX                IDEX
                 in thousands                         IDEX MODERATE         AGGRESSIVE            MUNDER             PBHG MID
    --------------------------------------           ASSET ALLOCATION    ASSET ALLOCATION         NET50             CAP GROWTH
ASSETS:
  Investment securities, at market value
    (1).......................................        $       89,717      $       81,358      $          932      $       42,035
  Cash (2)....................................                   900                 903                  69               4,205
  Collateral for securities on loan...........                    --                  --                  --              13,117
  Receivables:
    Investment securities sold................                    --                  --                  --                 945
    Shares of beneficial interest sold........                 3,040               2,092                  --                 153
    Interest..................................                    --                  --                  --                   2
    Dividends.................................                    79                  47                  --                   8
    Due from investment adviser...............                    --                   4                   7                   4
  Unrealized appreciation on forward foreign
    currency contracts........................                    --                  --                  --                  --
  Other.......................................                     1                  --                   2                  22
                                                      --------------      --------------      --------------      --------------
                                                              93,737              84,404               1,010              60,491
                                                      --------------      --------------      --------------      --------------
LIABILITIES:
  Investment securities purchased.............                    --                  --                  --                 152
  Accounts payable and accrued liabilities:
    Shares of beneficial interest redeemed....                   616                  89                  17                 133
    Management and advisory fees..............                     5                  --                  --                  --
    Distribution fees.........................                    37                  31                   1                  30
    Transfer agent fees and expenses..........                    15                  21                   5                  96
    Due to custodian..........................                    --                  --                  --                  --
  Payable for securities on loan..............                    --                  --                  --              13,117
  Unrealized depreciation on forward foreign
    currency contracts........................                    --                  --                  --                  --
  Written options.............................                    --                  --                  --                  --
  Other.......................................                     9                  11                  21                  40
                                                      --------------      --------------      --------------      --------------
                                                                 682                 152                  44              13,568
                                                      --------------      --------------      --------------      --------------
NET ASSETS....................................        $       93,055      $       84,252      $          966      $       46,923
                                                      ==============      ==============      ==============      ==============

NET ASSETS CONSIST OF:
  Shares of beneficial interest, unlimited
    shares authorized.........................                97,721              91,134               2,882             159,642
  Undistributed net investment income
    (loss)....................................                    94                  (1)                 --                  (3)
  Undistributed net realized gain (loss) from
    investments, futures/options contracts and
    foreign currency transactions.............                  (620)             (1,241)             (1,242)           (114,679)
  Net unrealized appreciation (depreciation)
    of investments, futures/options contracts
    and on translation of assets and
    liabilities in foreign currencies.........                (4,140)             (5,640)               (674)              1,963
                                                      --------------      --------------      --------------      --------------
NET ASSETS....................................        $       93,055      $       84,252      $          966      $       46,923
                                                      --------------      --------------      --------------      --------------
  Investment securities, at cost..............        $       93,857      $       86,997      $        1,606      $       40,071
                                                      ==============      ==============      ==============      ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
    Class A shares............................                 2,000               2,470                  97               2,243
    Class B shares............................                 4,472               3,990                 159               3,079
    Class C shares............................                 2,920               2,127                  56                 729
    Class M shares............................                 1,276               1,513                  19                 425

NET ASSET VALUE PER SHARE:
    Class A shares............................        $         8.76      $         8.37      $         2.96      $         7.38
    Class B shares............................        $         8.71      $         8.33      $         2.90      $         7.17
    Class C shares............................        $         8.71      $         8.33      $         2.90      $         7.17
    Class M shares............................        $         8.72      $         8.34      $         2.91      $         7.20

MAXIMUM OFFERING PRICE PER SHARE (3):
    Class A shares............................        $         9.27      $         8.86      $         3.13      $         7.81
    Class M shares............................        $         8.81      $         8.42      $         2.94      $         7.27

                                      157
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


      IDEX PBHG            IDEX              IDEX               IDEX              IDEX           IDEX T. ROWE
     TECHNOLOGY &         PIMCO            PROTECTED          SALOMON            SALOMON             PRICE
    COMMUNICATIONS     TOTAL RETURN     PRINCIPAL STOCK       ALL CAP        INVESTORS VALUE    HEALTH SCIENCES
    $      15,149     $     109,132     $       64,795     $     262,018     $       62,676     $        4,960
            1,444             3,568              5,160             1,670              6,027                261
               --             1,915                 --            50,982              4,621                 --
              631             1,030                 --                --                 --                 23
               42             1,264                 33                68                118                  3
                3               810                  4                 2                  4                 --
               11                --                 93               408                 92                  1
                7                --                 --                --                 --                  2
               --                --                 --                --                 --                 --
                1                90                 --                59                  5                  1
    --------------    --------------    --------------     --------------    --------------     --------------
           17,288           117,809             70,085           315,207             73,543              5,251
    --------------    --------------    --------------     --------------    --------------     --------------
              297            27,780                 --             1,438                 63                139
               50               238                 15             1,187                213                  1
               --                58                103               150                 42                 --
               10                49                 52               180                 29                  2
               58                14                 28               194                 34                  6
               --                 1                 --                --                 --                 --
               --             1,915                 --            50,982              4,621                 --
               --                --                 --                --                 --                 --
               --                54              1,274                --                 --                 39
               15                24                 17               120                 22                 17
    --------------    --------------    --------------     --------------    --------------     --------------
              430            30,133              1,489            54,251              5,024                204
    --------------    --------------    --------------     --------------    --------------     --------------
    $      16,858     $      87,676     $       68,596     $     260,956     $       68,519     $        5,047
    ==============    ==============    ==============     ==============    ==============     ==============

          124,311            86,050             68,669           396,847             79,942              5,429
               (2)              106                 --                (9)                63                 --
         (106,559)            1,261              4,895           (60,830)               400               (170)
             (892)              259             (4,968)          (75,052)           (11,886)              (212)
    --------------    --------------    --------------     --------------    --------------     --------------
    $      16,858     $      87,676     $       68,596     $     260,956     $       68,519     $        5,047
    --------------    --------------    --------------     --------------    --------------     --------------
    $      16,040     $     109,099     $       70,159     $     337,069     $       74,562     $        5,159
    ==============    ==============    ==============     ==============    ==============     ==============

            5,200             3,951              1,037             5,565              4,598                459
            9,009             2,995              4,715            12,964              1,725                 92
            2,375             1,131                697             3,497                232                 37
            1,243               420                407             3,702                231                 21

    $        0.97     $       10.32     $        10.01     $       10.34     $        10.21     $         8.28
    $        0.93     $       10.32     $        10.01     $       10.08     $         9.84     $         8.24
    $        0.93     $       10.32     $        10.01     $       10.08     $         9.84     $         8.24
    $        0.94     $       10.32     $        10.01     $       10.12     $         9.90     $         8.24

    $        1.03     $       10.83     $        10.59     $       10.94     $        10.80     $         8.76
    $        0.95     $       10.42     $        10.11     $       10.22     $        10.00     $         8.32

October 31, 2002

The notes to the financial statements are an integral part of these statements.

                                      158
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

   All numbers (except per share amounts)            IDEX T. ROWE        IDEX T. ROWE      IDEX TRANSAMERICA    IDEX TRANSAMERICA
                in thousands                            PRICE             PRICE TAX-         CONSERVATIVE          CONVERTIBLE
   --------------------------------------             SMALL CAP        EFFICIENT GROWTH     HIGH-YIELD BOND        SECURITIES
ASSETS:
  Investment securities, at market value
    (1).....................................        $       18,808      $       38,107      $       94,735       $       12,384
  Cash (2)..................................                   119                 783               9,708                  338
  Collateral for securities on loan.........                 4,831               1,464               9,079                   --
  Receivables:
    Investment securities sold..............                    45                  --                  --                  279
    Shares of beneficial interest sold......                     4                   1                 728                   30
    Interest................................                    --                  --               2,451                   48
    Dividends...............................                     2                  40                  --                   28
    Due from investment adviser.............                    --                  --                  --                   --
  Unrealized appreciation on forward foreign
    currency contracts......................                    --                  --                  --                   --
  Other.....................................                     6                   5                  31                   --
                                                    --------------      --------------      --------------       --------------
                                                            23,815              40,400             116,732               13,107
                                                    --------------      --------------      --------------       --------------
LIABILITIES:
  Investment securities purchased...........                    --                 479               3,311                  500
  Accounts payable and accrued liabilities:
    Shares of beneficial interest
      redeemed..............................                    43                  85                 221                   --
    Management and advisory fees............                     4                  22                  52                    3
    Distribution fees.......................                    12                  20                  54                    5
    Transfer agent fees and expenses........                    36                  23                  31                    4
    Due to custodian........................                    --                  --                  --                   --
  Payable for securities on loan............                 4,831               1,464               9,079                   --
  Unrealized depreciation on forward foreign
    currency contracts......................                    --                  --                  --                   --
  Written options...........................                    --                  --                  --                   --
  Other.....................................                    20                  19                  42                   10
                                                    --------------      --------------      --------------       --------------
                                                             4,946               2,112              12,790                  522
                                                    --------------      --------------      --------------       --------------
NET ASSETS..................................        $       18,869      $       38,288      $      103,942       $       12,585
                                                    ==============      ==============      ==============       ==============

NET ASSETS CONSIST OF:
  Shares of beneficial interest, unlimited
    shares authorized.......................                30,056              46,093             128,598               13,069
  Undistributed net investment income
    (loss)..................................                    --                  (1)                 12                   32
  Undistributed net realized gain (loss)
    from investments, futures/options
    contracts and foreign currency
    transactions............................                (6,578)             (2,735)             (8,966)                (377)
  Net unrealized appreciation (depreciation)
    of investments, futures/options
    contracts and on translation of assets
    and liabilities in foreign currencies...                (4,609)             (5,069)            (15,702)                (139)
                                                    --------------      --------------      --------------       --------------
NET ASSETS..................................        $       18,869      $       38,288      $      103,942       $       12,585
                                                    --------------      --------------      --------------       --------------
  Investment securities, at cost............        $       23,417      $       43,176      $      110,433       $       12,524
                                                    ==============      ==============      ==============       ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
    Class A shares..........................                   828               2,642               7,611                1,087
    Class B shares..........................                 1,161               1,490               3,955                  121
    Class C shares..........................                   259                 366                 800                  100
    Class M shares..........................                   202                 260                 749                   33

NET ASSET VALUE PER SHARE:
    Class A shares..........................        $         7.83      $         8.09      $         7.93       $         9.39
    Class B shares..........................        $         7.63      $         7.99      $         7.93       $         9.38
    Class C shares..........................        $         7.63      $         7.99      $         7.92       $         9.38
    Class M shares..........................        $         7.66      $         8.00      $         7.93       $         9.38

MAXIMUM OFFERING PRICE PER SHARE (3):
    Class A shares..........................        $         8.29      $         8.56      $         8.33       $         9.86
    Class M shares..........................        $         7.74      $         8.08      $         8.01       $         9.47

(1) Investment securities in IDEX Aggressive Asset Allocation, IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation and IDEX Moderately Aggressive Asset Allocation are considered affiliated investments.

(2) Cash balance includes foreign cash as follows:
  IDEX American Century International $14 with a cost of $14
  IDEX Gabelli Global Growth $121 with a cost of $120
  IDEX PIMCO Total Return $213 with a cost of $211

(3) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Class B and Class C shares represents offering price. The redemption price for Class B and Class M shares equals net asset less any applicable contingent deferred sales charge.

                                      159
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


         IDEX         IDEX TRANSAMERICA         IDEX              IDEX
     TRANSAMERICA          GROWTH           TRANSAMERICA      TRANSAMERICA
        EQUITY          OPPORTUNITIES       MONEY MARKET     VALUE BALANCED
    $      26,696      $       18,743      $     241,392     $       28,609
            3,752               2,278                379              2,407
               --                  --                 --              5,459
               --                 213                 --                166
                9                   8              3,801                  2
                2                   1                 31                197
               10                  11                 --                 47
               --                  --                 --                 --
               --                  --                 --                 --
                1                  --                  3                 12
    --------------     --------------      --------------    --------------
           30,470              21,254            245,606             36,899
    --------------     --------------      --------------    --------------
              886                 103                 --                125
               13                  38              1,638                 53
               22                   6                 --                  8
               10                  10                132                 19
               15                  17                 86                 33
               --                  --                 --                 --
               --                  --                 --              5,459
               --                  --                 --                 --
               --                  --                 --              1,066
               16                  18                117                 29
    --------------     --------------      --------------    --------------
              962                 192              1,973              6,792
    --------------     --------------      --------------    --------------
    $      29,508      $       21,062      $     243,633     $       30,107
    ==============     ==============      ==============    ==============

           35,939              29,435            243,548             38,669
               (1)                  1                 85                 71
           (3,893)             (7,770)                --             (5,021)
           (2,537)               (604)                --             (3,612)
    --------------     --------------      --------------    --------------
    $      29,508      $       21,062      $     243,633     $       30,107
    --------------     --------------      --------------    --------------
    $      29,233      $       19,347      $     241,392     $       31,790
    ==============     ==============      ==============    ==============

            4,554               2,640            131,950              1,137
              506               1,255             81,683              1,243
              170                 334             20,139                413
              136                 193              9,858                315

    $        5.52      $         4.81      $        1.00     $         9.69
    $        5.40      $         4.70      $        1.00     $         9.69
    $        5.40      $         4.70      $        1.00     $         9.69
    $        5.42      $         4.72      $        1.00     $         9.69

    $        5.84      $         5.09      $          --     $        10.25
    $        5.47      $         4.77      $        1.01     $         9.79

The notes to the financial statements are an integral part of these statements.

See notes to the Statements of Operations on page 166.


                                      160
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

STATEMENTS OF OPERATIONS
For the year or period ended October 31, 2002

                                                          IDEX AGGRESSIVE        IDEX ALGER        IDEX AMERICAN
All numbers (except per share amounts) in thousands            ASSET             AGGRESSIVE           CENTURY
---------------------------------------------------          ALLOCATION            GROWTH         INCOME & GROWTH
INVESTMENT INCOME:
  Interest.........................................        $            1      $          190      $            3
  Dividends (1)....................................                    --                 593                 606
    Less withholding taxes on foreign dividends....                    --                  (2)                 (3)
                                                           --------------      --------------      --------------
                                                                        1                 781                 606
                                                           --------------      --------------      --------------
EXPENSES:
  Management and advisory fees.....................                    10               1,392                 285
  Transfer agent fees and expenses.................                    45               1,448                 170
  Custody and accounting fees and expenses.........                    19                  56                  45
  Administration expenses..........................                    11                  10                  10
  Registration fees................................                    62                  47                  53
  Trustees fees and expenses.......................                     1                  11                   2
  Professional fees................................                     6                  19                  28
  Proxy fees.......................................                    --                 139                  65
  Other............................................                     9                 189                  22
  Distribution and service fees:
    Class A........................................                    --                 301                  31
    Class B........................................                    23                 634                 162
    Class C........................................                    13                  96                  49
    Class M........................................                     7                 136                  24
                                                           --------------      --------------      --------------
Gross Expenses.....................................                   206               4,478                 946
  Less fee waivers and reimbursements by the
    investment adviser.............................                  (118)             (1,229)               (206)
                                                           --------------      --------------      --------------
  Net Expenses.....................................                    88               3,249                 740
                                                           --------------      --------------      --------------
NET INVESTMENT INCOME (LOSS).......................                   (87)             (2,468)               (134)
                                                           --------------      --------------      --------------

REALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investment securities (1)......................                  (716)            (48,994)             (3,697)
    Futures contracts..............................                    --                  --                  --
    Written option contracts.......................                    --                  --                  --
    Foreign currency transactions..................                    --                  --                  --
                                                           --------------      --------------      --------------
                                                                     (716)            (48,994)             (3,697)
                                                           --------------      --------------      --------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY
  TRANSLATION:
  Net unrealized appreciation (depreciation) on:
    Investment securities..........................                (2,958)              8,004              (3,257)
    Futures contracts..............................                    --                  --                  --
    Written option contracts.......................                    --                  --                  --
    Translation of assets and liabilities
      denominated in foreign currency..............                    --                  --                  --
                                                           --------------      --------------      --------------
                                                                   (2,958)              8,004              (3,257)
                                                           --------------      --------------      --------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......                (3,674)            (40,990)             (6,954)
                                                           --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................        $       (3,761)     $      (43,458)     $       (7,088)
                                                           ==============      ==============      ==============

                                                      IDEX AMERICAN
All numbers (except per share amounts) in thousands      CENTURY
---------------------------------------------------   INTERNATIONAL
INVESTMENT INCOME:
  Interest.........................................   $            4
  Dividends (1)....................................              346
    Less withholding taxes on foreign dividends....              (39)
                                                      --------------
                                                                 311
                                                      --------------
EXPENSES:
  Management and advisory fees.....................              159
  Transfer agent fees and expenses.................              105
  Custody and accounting fees and expenses...                    156
  Administration expenses..........................               11
  Registration fees................................               53
  Trustees fees and expenses.......................                1
  Professional fees................................               27
  Proxy fees.......................................               38
  Other............................................               11
  Distribution and service fees:
    Class A........................................               30
    Class B........................................               59
    Class C........................................               14
    Class M........................................                9
                                                      --------------
Gross Expenses.....................................              673
  Less fee waivers and reimbursements by the
    investment adviser.............................             (306)
                                                      --------------
  Net Expenses.....................................              367
                                                      --------------
NET INVESTMENT INCOME (LOSS).......................              (56)
                                                      --------------
REALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investment securities (1)......................           (3,291)
    Futures contracts..............................               --
    Written option contracts.......................               --
    Foreign currency transactions..................              (17)
                                                      --------------
                                                              (3,308)
                                                      --------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY
  TRANSLATION:
  Net unrealized appreciation (depreciation) on:
    Investment securities..........................             (249)
    Futures contracts..............................               --
    Written option contracts.......................               --
    Translation of assets and liabilities
      denominated in foreign currency..............                1
                                                      --------------
                                                                (248)
                                                      --------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......              (3,556)
                                                      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................   $       (3,612)
                                                      ==============

                                      161
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


    IDEX CONSERVATIVE         IDEX          IDEX GABELLI          IDEX               IDEX                IDEX
          ASSET            FEDERATED           GLOBAL           GOLDMAN        GREAT COMPANIES-    GREAT COMPANIES-
       ALLOCATION          TAX EXEMPT          GROWTH         SACHS GROWTH       AMERICA(SM)          GLOBAL(2)
     $            1      $       1,651     $          82     $           8      $           77      $            8
                210                 --               496               376               1,720                 168
                 --                 --               (29)               (2)                 --                 (14)
     --------------      --------------    --------------    --------------     --------------      --------------
                211              1,651               549               382               1,797                 162
     --------------      --------------    --------------    --------------     --------------      --------------
                 12                199               516               263               1,067                 109
                 32                 52               291               156                 468                  69
                 19                 35                66                36                  44                  29
                 11                 11                11                10                  10                   9
                 63                 47                26                52                  42                  38
                  1                  1                 3                 2                   9                   1
                  7                 10                11                11                  19                   9
                 --                  3                22                10                  24                   4
                  3                  9                46                21                  60                  10
                 --                 70                66                28                 180                  26
                 34                 79               210               167                 556                  40
                 19                 29                82                41                 169                  12
                  8                 15                32                36                  86                   9
     --------------      --------------    --------------    --------------     --------------      --------------
                209                560             1,382               833               2,734                 365
                (93)               (36)             (271)             (105)               (146)               (115)
     --------------      --------------    --------------    --------------     --------------      --------------
                116                524             1,111               728               2,588                 250
     --------------      --------------    --------------    --------------     --------------      --------------
                 95              1,127              (562)             (346)               (791)                (88)
     --------------      --------------    --------------    --------------     --------------      --------------

               (158)                26           (14,546)           (4,975)             (7,169)             (1,164)
                 --                 --                --                --                  --                  --
                 --                 --                --                --                  --                  --
                 --                 --               (94)               --                  --                  --
     --------------      --------------    --------------    --------------     --------------      --------------
               (158)                26           (14,640)           (4,975)             (7,169)             (1,164)
     --------------      --------------    --------------    --------------     --------------      --------------
               (771)                73             5,917            (1,760)            (18,467)               (740)
                 --                 --                --                --                  --                  --
                 --                 --                --                --                  --                  --
                 --                 --                16                --                  --                  --
     --------------      --------------    --------------    --------------     --------------      --------------
               (771)                73             5,933            (1,760)            (18,467)               (740)
     --------------      --------------    --------------    --------------     --------------      --------------
               (929)                99            (8,707)           (6,735)            (25,636)             (1,904)
     --------------      --------------    --------------    --------------     --------------      --------------
     $         (834)     $       1,226     $      (9,269)    $      (7,081)     $      (26,427)     $       (1,992)
     ==============      ==============    ==============    ==============     ==============      ==============

For the year or period ended October 31, 2002

The notes to the financial statements are an integral part of these statements.

See notes to the Statements of Operations on page 166.


                                      162
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                IDEX                IDEX                IDEX
All numbers (except per share amounts) in thousands       GREAT COMPANIES-     ISABELLE SMALL          JANUS
---------------------------------------------------        TECHNOLOGY(SM)        CAP VALUE            BALANCED
INVESTMENT INCOME:
  Interest.........................................        $            5      $          104      $       11,985
  Dividends (1)....................................                    23                 416               3,539
    Less withholding taxes on foreign dividends....                    --                  --                 (28)
                                                           --------------      --------------      --------------
                                                                       28                 520              15,496
                                                           --------------      --------------      --------------
EXPENSES:
  Management and advisory fees.....................                   146                 532               4,485
  Transfer agent fees and expenses.................                   161                 257               1,208
  Custody and accounting fees and expenses.........                    29                  49                 119
  Administration expenses..........................                    10                   9                  11
  Registration fees................................                    27                  64                  58
  Trustees fees and expenses.......................                     1                   5                  31
  Professional fees................................                    10                  11                  37
  Proxy fees.......................................                    10                   5                  85
  Other............................................                    19                  32                 169
  Distribution and service fees:
    Class A........................................                    29                  79                 415
    Class B........................................                    65                 215               2,418
    Class C........................................                    18                 107                 454
    Class M........................................                    15                  37                 535
                                                           --------------      --------------      --------------
  Gross Expenses...................................                   540               1,402              10,025
  Less fee waivers and reimbursements by the
    investment adviser.............................                  (193)                (78)                 --
                                                           --------------      --------------      --------------
  Net Expenses.....................................                   347               1,324              10,025
                                                           --------------      --------------      --------------
NET INVESTMENT INCOME (LOSS).......................                  (319)               (804)              5,471
                                                           --------------      --------------      --------------


REALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investment securities (1)......................                (8,549)             (2,706)            (38,491)
    Futures contracts..............................                    --                  --                  --
    Written option contracts.......................                    --                  --                  --
    Foreign currency transactions..................                    --                  --                  (1)
                                                           --------------      --------------      --------------
                                                                   (8,549)             (2,706)            (38,492)
                                                           --------------      --------------      --------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY
  TRANSLATION:
  Net unrealized appreciation (depreciation) on:
    Investment securities..........................                 2,243             (17,075)              8,448
    Futures contracts..............................                    --                  --                  --
    Written option contracts.......................                    --                  --                  --
    Translation of assets and liabilities
      denominated in foreign currency..............                    --                  --                  (3)
                                                           --------------      --------------      --------------
                                                                    2,243             (17,075)              8,445
                                                           --------------      --------------      --------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......                (6,306)            (19,781)            (30,047)
                                                           --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................        $       (6,625)     $      (20,585)     $      (24,576)
                                                           ==============      ==============      ==============


                                                        IDEX JANUS
All numbers (except per share amounts) in thousands      CAPITAL
---------------------------------------------------    APPRECIATION
INVESTMENT INCOME:
  Interest.........................................   $          308
  Dividends (1)....................................              315
    Less withholding taxes on foreign dividends....               --
                                                      --------------
                                                                 623
                                                      --------------
EXPENSES:
  Management and advisory fees.....................            1,401
  Transfer agent fees and expenses.................            1,418
  Custody and accounting fees and expenses.........               59
  Administration expenses..........................                9
  Registration fees................................               51
  Trustees fees and expenses.......................                9
  Professional fees................................               18
  Proxy fees.......................................              122
  Other............................................              182
  Distribution and service fees:
    Class A........................................              186
    Class B........................................              616
    Class C........................................              121
    Class M........................................              133
                                                      --------------
  Gross Expenses...................................            4,325
  Less fee waivers and reimbursements by the
    investment adviser.............................           (1,155)
                                                      --------------
  Net Expenses.....................................            3,170
                                                      --------------
NET INVESTMENT INCOME (LOSS).......................           (2,547)
                                                      --------------
REALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investment securities (1)......................          (80,483)
    Futures contracts..............................               --
    Written option contracts.......................               --
    Foreign currency transactions..................               --
                                                      --------------
                                                             (80,483)
                                                      --------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY
  TRANSLATION:
  Net unrealized appreciation (depreciation) on:
    Investment securities..........................           46,797
    Futures contracts..............................               --
    Written option contracts.......................               --
    Translation of assets and liabilities
      denominated in foreign currency..............               --
                                                      --------------
                                                              46,797
                                                      --------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......          (33,686)
                                                      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................   $      (36,233)
                                                      ==============

                                      163
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


      IDEX JANUS           IDEX              IDEX           IDEX JANUS             IDEX             IDEX LKCM
       FLEXIBLE           JANUS             JANUS            GROWTH &            JENNISON           STRATEGIC
        INCOME            GLOBAL            GROWTH            INCOME        EQUITY OPPORTUNITY     TOTAL RETURN
    $       6,387     $         995     $       2,572     $         139       $          125      $        1,372
                9            10,598             6,375               314                  847                 702
               --              (751)              (71)               (1)                 (12)                 --
    --------------    --------------    --------------    --------------      --------------      --------------
            6,396            10,842             8,876               452                  960               2,074
    --------------    --------------    --------------    --------------      --------------      --------------
              959             7,673            14,653               304                  672                 503
              247             2,807             5,696               146                  366                 279
               69               559               205                54                   53                  38
               10                11                10                10                    9                  10
               59                56                90                33                   49                  42
                8                50                55                 2                    6                   4
               15                58               123                10                   14                  11
               12               200               475                 8                   19                  24
               38               384               788                19                   47                  35
              132             1,142             2,470                31                   82                 126
              477             2,794             3,239               161                  417                 189
              118               431               488                35                   98                  31
              128             1,094               865                19                   81                  44
    --------------    --------------    --------------    --------------      --------------      --------------
            2,272            17,259            29,157               832                1,913               1,336
               --                --                --              (104)                 (60)               (191)
    --------------    --------------    --------------    --------------      --------------      --------------
            2,272            17,259            29,157               728                1,853               1,145
    --------------    --------------    --------------    --------------      --------------      --------------
            4,124            (6,417)          (20,281)             (276)                (893)                929
    --------------    --------------    --------------    --------------      --------------      --------------

             (240)         (198,283)         (243,179)           (4,380)              (8,820)             (1,365)
             (232)               --                --                --                   --                  --
               --                --                --                --                   --                  --
                2               719              (145)               --                   --                  --
    --------------    --------------    --------------    --------------      --------------      --------------
             (470)         (197,564)         (243,324)           (4,380)              (8,820)             (1,365)
    --------------    --------------    --------------    --------------      --------------      --------------
            1,878            63,381           (50,031)           (1,190)              (7,380)             (3,157)
               11                --                --                --                   --                  --
               --                --                --                --                   --                  --
              (16)           (3,227)              145                --                   --                  --
    --------------    --------------    --------------    --------------      --------------      --------------
            1,873            60,154           (49,886)           (1,190)              (7,380)             (3,157)
    --------------    --------------    --------------    --------------      --------------      --------------
            1,403          (137,410)         (293,210)           (5,570)             (16,200)             (4,522)
    --------------    --------------    --------------    --------------      --------------      --------------
    $       5,527     $    (143,827)    $    (313,491)    $      (5,846)      $      (17,093)     $       (3,593)
    ==============    ==============    ==============    ==============      ==============      ==============

For the year or period ended October 31, 2002

The notes to the financial statements are an integral part of these statements.

See notes to the Statements of Operations on page 166.


                                      164
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                              IDEX MODERATELY           IDEX
All numbers (except per share amounts) in thousands        IDEX MODERATE         AGGRESSIVE            MUNDER
---------------------------------------------------       ASSET ALLOCATION    ASSET ALLOCATION         NET50
INVESTMENT INCOME:
  Interest.........................................        $            3      $            2      $           --
  Dividends (1)....................................                   327                 216                   1
    Less withholding taxes on foreign dividends....                    --                  --                  --
                                                           --------------      --------------      --------------
                                                                      330                 218                   1
                                                           --------------      --------------      --------------
EXPENSES:
  Management and advisory fees.....................                    25                  25                  15
  Transfer agent fees and expenses.................                    63                  88                  24
  Custody and accounting fees and expenses.........                    21                  20                  29
  Administration expenses..........................                    10                  11                  10
  Registration fees................................                    62                  61                  35
  Trustees fees and expenses.......................                     2                   2                  --
  Professional fees................................                     7                   7                   8
  Proxy fees.......................................                    --                  --                   2
  Other............................................                     9                  12                   4
  Distribution and service fees:
    Class A........................................                    --                  --                   2
    Class B........................................                    71                  67                   7
    Class C........................................                    43                  34                   2
    Class M........................................                    17                  21                   1
                                                           --------------      --------------      --------------
  Gross Expenses...................................                   330                 348                 139
  Less fee waivers and reimbursements by the
    investment adviser.............................                   (83)               (112)               (104)
                                                           --------------      --------------      --------------
  Net Expenses.....................................                   247                 236                  35
                                                           --------------      --------------      --------------
NET INVESTMENT INCOME (LOSS).......................                    83                 (18)                (34)
                                                           --------------      --------------      --------------

REALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investment securities (1)......................                  (620)             (1,241)               (603)
    Futures contracts..............................                    --                  --                  --
    Written option contracts.......................                    --                  --                  --
    Foreign currency transactions..................                    --                  --                  --
                                                           --------------      --------------      --------------
                                                                     (620)             (1,241)               (603)
                                                           --------------      --------------      --------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY
  TRANSLATION:
  Net unrealized appreciation (depreciation) on:
    Investment securities..........................                (4,140)             (5,640)                 53
    Futures contracts..............................                    --                  --                  --
    Written option contracts.......................                    --                  --                  --
    Translation of assets and liabilities
      denominated in foreign currency..............                    --                  --                  --
                                                           --------------      --------------      --------------
                                                                   (4,140)             (5,640)                 53
                                                           --------------      --------------      --------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......                (4,760)             (6,881)               (550)
                                                           --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATION...................................        $       (4,677)     $       (6,899)     $         (584)
                                                           ==============      ==============      ==============

                                                           IDEX
All numbers (except per share amounts) in thousands      PBHG MID
---------------------------------------------------     CAP GROWTH
INVESTMENT INCOME:
  Interest.........................................   $           50
  Dividends (1)....................................               48
    Less withholding taxes on foreign dividends....               --
                                                      --------------
                                                                  98
                                                      --------------
EXPENSES:
  Management and advisory fees.....................              521
  Transfer agent fees and expenses.................              743
  Custody and accounting fees and expenses.........               50
  Administration expenses..........................                9
  Registration fees................................               58
  Trustees fees and expenses.......................                4
  Professional fees................................               15
  Proxy fees.......................................               71
  Other............................................               93
  Distribution and service fees:
    Class A........................................               77
    Class B........................................              308
    Class C........................................               76
    Class M........................................               42
                                                      --------------
  Gross Expenses...................................            2,067
  Less fee waivers and reimbursements by the
    investment adviser.............................             (665)
                                                      --------------
  Net Expenses.....................................            1,402
                                                      --------------
NET INVESTMENT INCOME (LOSS).......................           (1,304)
                                                      --------------
REALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investment securities (1)......................          (16,341)
    Futures contracts..............................               --
    Written option contracts.......................               --
    Foreign currency transactions..................               --
                                                      --------------
                                                             (16,341)
                                                      --------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY
  TRANSLATION:
  Net unrealized appreciation (depreciation) on:
    Investment securities..........................            4,123
    Futures contracts..............................               --
    Written option contracts.......................               --
    Translation of assets and liabilities
      denominated in foreign currency..............               --
                                                      --------------
                                                               4,123
                                                      --------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......          (12,218)
                                                      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATION...................................   $      (13,522)
                                                      ==============

                                      165
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


          IDEX               IDEX              IDEX               IDEX              IDEX           IDEX T. ROWE
    PBHG TECHNOLOGY         PIMCO            PROTECTED          SALOMON            SALOMON             PRICE
    & COMMUNICATIONS     TOTAL RETURN     PRINCIPAL STOCK       ALL CAP        INVESTORS VALUE    HEALTH SCIENCES
     $           11     $         928     $           25     $       2,297     $           80     $            2
                 29                --                327             3,228                915                  6
                 (2)               --                 --               (49)               (10)                --
     --------------     --------------    --------------     --------------    --------------     --------------
                 38               928                352             5,476                985                  8
     --------------     --------------    --------------     --------------    --------------     --------------
                288               166                295             2,977                381                 18
                434                48                 84             1,375                208                 17
                 42                40                 10                85                 39                 40
                  9                12                 11                 9                  9                  9
                 44                65                 76                73                 50                 58
                  2                 2                  1                24                  3                 --
                 11                 7                 18                32                 11                  6
                 49                --                 --                79                 13                 --
                 54                 6                 22               178                 28                  3
                 30                38                 12               289                 74                  4
                144                83                156             1,827                208                  3
                 36                31                 23               519                 27                  2
                 20                12                 12               493                 27                  1
     --------------     --------------    --------------     --------------    --------------     --------------
              1,163               510                720             7,960              1,078                161
               (479)              (37)               (85)             (376)              (170)              (122)
     --------------     --------------    --------------     --------------    --------------     --------------
                684               473                635             7,584                908                 39
     --------------     --------------    --------------     --------------    --------------     --------------
               (646)              455               (283)           (2,108)                77                (31)
     --------------     --------------    --------------     --------------    --------------     --------------

            (24,856)              731              2,830           (54,552)               396               (186)
                 --               535                 --                --                 --                 --
                 --                (3)             2,348            (3,393)                --                 16
                 --                (2)                --                --                 --                 --
     --------------     --------------    --------------     --------------    --------------     --------------
            (24,856)            1,261              5,178           (57,945)               396               (170)
     --------------     --------------    --------------     --------------    --------------     --------------
              9,412                33             (5,364)          (41,481)           (10,705)              (199)
                 --               206                 --                --                 --                 --
                 --                18                396              (292)                --                (13)
                 --                 2                 --                --                 --                 --
     --------------     --------------    --------------     --------------    --------------     --------------
              9,412               259             (4,968)          (41,773)           (10,705)              (212)
     --------------     --------------    --------------     --------------    --------------     --------------
            (15,444)            1,520                210           (99,718)           (10,309)              (382)
     --------------     --------------    --------------     --------------    --------------     --------------
     $      (16,090)    $       1,975     $          (73)    $    (101,826)    $      (10,232)    $         (413)
     ==============     ==============    ==============     ==============    ==============     ==============

For the year or period ended October 31, 2002

The notes to the financial statements are an integral part of these statements.

                                      166
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                                    IDEX                IDEX
                                                                IDEX           T. ROWE PRICE        TRANSAMERICA
All numbers (except per share amounts) in thousands        T. ROWE PRICE       TAX-EFFICIENT        CONSERVATIVE
---------------------------------------------------          SMALL CAP             GROWTH         HIGH-YIELD BOND
INVESTMENT INCOME:
  Interest.........................................        $            7      $           13      $        7,986
  Dividends (1)....................................                    31                 460                 163
    Less withholding taxes on foreign dividends....                    --                  (3)                 --
                                                           --------------      --------------      --------------
                                                                       38                 470               8,149
                                                           --------------      --------------      --------------
EXPENSES:
  Management and advisory fees.....................                   187                 263                 618
  Transfer agent fees and expenses.................                   205                 153                 235
  Custody and accounting fees and expenses.........                    43                  36                  44
  Administration expenses..........................                    10                  10                   9
  Registration fees................................                    47                  47                  58
  Trustees fees and expenses.......................                     2                   2                   5
  Professional fees................................                     8                  10                  12
  Proxy fees.......................................                    15                  10                  15
  Other............................................                    26                  21                  33
  Distribution and service fees:
    Class A........................................                    28                  42                 188
    Class B........................................                   110                 160                 340
    Class C........................................                    23                  35                  78
    Class M........................................                    18                  25                  66
                                                           --------------      --------------      --------------
  Gross Expenses...................................                   722                 814               1,701
  Less fee waivers and reimbursements by the
    investment adviser.............................                  (219)                (94)                 --
                                                           --------------      --------------      --------------
  Net Expenses.....................................                   503                 720               1,701
                                                           --------------      --------------      --------------
NET INVESTMENT INCOME (LOSS).......................                  (465)               (250)              6,448
                                                           --------------      --------------      --------------

REALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investment securities (1)......................                (4,374)             (1,926)             (5,400)
    Futures contracts..............................                    --                  --                  --
    Written option contracts.......................                    --                  --                  --
    Foreign currency transactions..................                    --                  --                  --
                                                           --------------      --------------      --------------
                                                                   (4,374)             (1,926)             (5,400)
                                                           --------------      --------------      --------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY
  TRANSLATION:
  Net unrealized appreciation (depreciation) on:
    Investment securities..........................                  (148)             (3,554)            (10,432)
    Futures contracts..............................                    --                  --                  --
    Written option contracts.......................                    --                  --                  --
    Translation of assets and liabilities
      denominated in foreign currency..............                    --                  --                  --
                                                           --------------      --------------      --------------
                                                                     (148)             (3,554)            (10,432)
                                                           --------------      --------------      --------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......                (4,522)             (5,480)            (15,832)
                                                           --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................        $       (4,987)     $       (5,730)     $       (9,384)
                                                           ==============      ==============      ==============

                                                           IDEX
                                                       TRANSAMERICA
All numbers (except per share amounts) in thousands    CONVERTIBLE
---------------------------------------------------     SECURITIES
INVESTMENT INCOME:
  Interest.........................................   $           82
  Dividends (1)....................................               84
    Less withholding taxes on foreign dividends....               --
                                                      --------------
                                                                 166
                                                      --------------
EXPENSES:
  Management and advisory fees.....................               30
  Transfer agent fees and expenses.................               11
  Custody and accounting fees and expenses.........               20
  Administration expenses..........................               11
  Registration fees................................               54
  Trustees fees and expenses.......................               --
  Professional fees................................                6
  Proxy fees.......................................               --
  Other............................................                3
  Distribution and service fees:
    Class A........................................               11
    Class B........................................                5
    Class C........................................                2
    Class M........................................                1
                                                      --------------
  Gross Expenses...................................              154
  Less fee waivers and reimbursements by the
    investment adviser.............................              (82)
                                                      --------------
  Net Expenses.....................................               72
                                                      --------------
NET INVESTMENT INCOME (LOSS).......................               94
                                                      --------------
REALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investment securities (1)......................             (377)
    Futures contracts..............................               --
    Written option contracts.......................               --
    Foreign currency transactions..................               --
                                                      --------------
                                                                (377)
                                                      --------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES/OPTIONS CONTRACTS AND FOREIGN CURRENCY
  TRANSLATION:
  Net unrealized appreciation (depreciation) on:
    Investment securities..........................             (139)
    Futures contracts..............................               --
    Written option contracts.......................               --
    Translation of assets and liabilities
      denominated in foreign currency..............               --
                                                      --------------
                                                                (139)
                                                      --------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES/OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS......             (516)
                                                      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $          (422)
                                                      ==============

(1) Dividends and Realized Gain (Loss) from Investment Securities for IDEX Aggressive Asset Allocation, IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation and IDEX Moderately Aggressive Asset Allocation are from investment in shares of affiliated investment companies.

                                      167
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

                           IDEX
         IDEX          TRANSAMERICA          IDEX              IDEX
     TRANSAMERICA         GROWTH         TRANSAMERICA      TRANSAMERICA
        EQUITY        OPPORTUNITIES      MONEY MARKET     VALUE BALANCED
    $          10     $          16     $       1,798     $         604
               70                47                --               543
               --                --                --                (1)
    --------------    --------------    --------------    --------------
               80                63             1,798             1,146
    --------------    --------------    --------------    --------------
              117               128               406               283
               62               101               405               196
               33                29                39                 4
               10                10                11                 9
               45                48               108                49
                1                 1                10                 2
               11                12                12                12
                4                 9                --                --
                8                14                38                24
               32                25               200                47
               33                61               322               156
               13                17                89                47
                9                10                40                37
    --------------    --------------    --------------    --------------
              378               465             1,680               866
              (87)             (128)             (543)             (128)
    --------------    --------------    --------------    --------------
              291               337             1,137               738
    --------------    --------------    --------------    --------------
             (211)             (274)              661               408
    --------------    --------------    --------------    --------------

           (1,308)           (1,294)               --            (5,682)
               --                --                --                --
               --                --                --               661
               --                --                --                --
    --------------    --------------    --------------    --------------
           (1,308)           (1,294)               --            (5,021)
    --------------    --------------    --------------    --------------
           (1,066)              162                --              (575)
               --                --                --                --
               --                --                --              (430)
               --                --                --                --
    --------------    --------------    --------------    --------------
           (1,066)              162                --            (1,005)
    --------------    --------------    --------------    --------------
           (2,374)           (1,132)               --            (6,026)
    --------------    --------------    --------------    --------------
    $      (2,585)    $      (1,406)    $         661     $      (5,618)
    ==============    ==============    ==============    ==============

See notes to the Statements of Changes in Net Assets on page 178.


The notes to the financial statements are an integral part of these statements.

                                      168
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

STATEMENTS OF CHANGES IN NET ASSETS
For the year or period ended October 31,

                                                  IDEX                     IDEX ALGER                       IDEX AMERICAN
        All numbers in thousands               AGGRESSIVE                  AGGRESSIVE                          CENTURY
        ------------------------            ASSET ALLOCATION                 GROWTH                        INCOME & GROWTH
INCREASE (DECREASE) IN NET ASSETS FROM:           2002               2002              2001            2002             2001
OPERATIONS:
 Net investment income (loss)...........       $       (87)      $    (2,468)      $    (2,181)     $     (134)     $      (137)
 Net realized gain (loss) on investment
   securities, futures and options
   contracts and foreign currency.......              (716)          (48,994)          (87,674)         (3,697)          (1,442)
 Net unrealized appreciation
   (depreciation) on investment
   securities, futures and options
   contracts and foreign currency
   translation..........................            (2,958)            8,004           (25,999)         (3,257)          (2,405)
                                               -----------       -----------       -----------      -----------     -----------
                                                    (3,761)          (43,458)         (115,854)         (7,088)          (3,984)
                                               -----------       -----------       -----------      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income:
   Class A..............................                --                --                --              --               --
   Class B..............................                --                --                --              --               --
   Class C..............................                --                --                --              --               --
   Class M..............................                --                --                --              --               --
                                               -----------       -----------       -----------      -----------     -----------
                                                        --                --                --              --               --
                                               -----------       -----------       -----------      -----------     -----------
 From net realized gains:
   Class A..............................                --                --            (3,038)             --               --
   Class B..............................                --                --            (2,411)             --               --
   Class C..............................                --                --              (361)             --               --
   Class M..............................                --                --              (681)             --               --
                                               -----------       -----------       -----------      -----------     -----------
                                                        --                --            (6,491)             --               --
                                               -----------       -----------       -----------      -----------     -----------
SHARES OF BENEFICIAL INTEREST
 TRANSACTIONS:
 Proceeds from shares sold (1)
   Class A..............................            10,067           293,385           600,592          13,320            4,541
   Class B..............................            12,627             7,548            20,564          12,717           12,994
   Class C..............................             9,331             2,935             5,755           3,660            3,169
   Class M..............................             5,274             1,339             4,712           1,945            2,281
                                               -----------       -----------       -----------      -----------     -----------
                                                    37,299           305,207           631,623          31,642           22,985
                                               -----------       -----------       -----------      -----------     -----------
 Dividends and distributions reinvested
   Class A..............................                --                --             2,998              --               --
   Class B..............................                --                --             2,361              --               --
   Class C..............................                --                --               337              --               --
   Class M..............................                --                --               662              --               --
                                               -----------       -----------       -----------      -----------     -----------
                                                        --                --             6,358              --               --
                                               -----------       -----------       -----------      -----------     -----------
 Cost of shares repurchased
   Class A..............................              (607)         (318,028)         (605,508)         (8,387)          (1,360)
   Class B..............................              (757)          (18,403)          (21,691)         (6,476)          (2,997)
   Class C..............................              (656)           (3,913)           (5,306)         (2,502)            (651)
   Class M..............................              (347)           (5,821)           (8,174)         (1,009)            (519)
                                               -----------       -----------       -----------      -----------     -----------
                                                    (2,367)         (346,165)         (640,679)        (18,374)          (5,527)
                                               -----------       -----------       -----------      -----------     -----------
                                                    34,932           (40,958)           (2,698)         13,268           17,458
                                               -----------       -----------       -----------      -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS...            31,171           (84,416)         (125,043)          6,180           13,474
                                               -----------       -----------       -----------      -----------     -----------
NET ASSETS:
 Beginning of period....................                --           205,185           330,228          22,901            9,427
                                               -----------       -----------       -----------      -----------     -----------
 End of period..........................       $    31,171       $   120,769       $   205,185      $   29,081      $    22,901
                                               ===========       ===========       ===========      ===========     ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS):................................       $        --       $       (17)      $       (15)     $       --      $        --
                                               ===========       ===========       ===========      ===========     ===========
SHARES OF BENEFICIAL INTEREST ACTIVITY
 Shares issued during the period (1)
   Class A..............................             1,126            15,257            24,945           1,467              455
   Class B..............................             1,416               402               855           1,404            1,309
   Class C..............................             1,085               156               233             407              332
   Class M..............................               598                69               191             215              230
                                               -----------       -----------       -----------      -----------     -----------
                                                     4,225            15,884            26,224           3,493            2,326
                                               -----------       -----------       -----------      -----------     -----------
 Shares reinvested from distributions
   Class A..............................                --                --               105              --               --
   Class B..............................                --                --                85              --               --
   Class C..............................                --                --                12              --               --
   Class M..............................                --                --                24              --               --
                                               -----------       -----------       -----------      -----------     -----------
                                                        --                --               226              --               --
                                               -----------       -----------       -----------      -----------     -----------
 Shares redeemed during the period
   Class A..............................               (73)          (16,547)          (25,008)         (1,009)            (141)
   Class B..............................               (94)           (1,043)             (957)           (792)            (309)
   Class C..............................               (80)             (215)             (235)           (295)             (67)
   Class M..............................               (42)             (321)             (348)           (120)             (56)
                                               -----------       -----------       -----------      -----------     -----------
                                                      (289)          (18,126)          (26,548)         (2,216)            (573)
                                               -----------       -----------       -----------      -----------     -----------
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING DURING THE PERIOD..........             3,936            (2,242)              (98)          1,277            1,753
                                               ===========       ===========       ===========      ===========     ===========

                                      169
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

                                 IDEX
      IDEX AMERICAN          CONSERVATIVE       IDEX
         CENTURY                ASSET        FEDERATED
      INTERNATIONAL           ALLOCATION     TAX EXEMPT
   2002           2001           2002           2002
$      (56)   $        19    $        95    $     1,127
    (3,308)        (4,577)          (158)            26
      (248)           288           (771)            73
-----------   -----------    -----------    -----------
    (3,612)        (4,270)          (834)         1,226
-----------   -----------    -----------    -----------
        --             --             --           (718)
        --             --             --           (233)
        --             --             --            (84)
        --             --             --            (82)
-----------   -----------    -----------    -----------
        --             --             --         (1,117)
-----------   -----------    -----------    -----------
        --           (753)            --             --
        --           (523)            --             --
        --            (96)            --             --
        --            (96)            --             --
-----------   -----------    -----------    -----------
        --         (1,468)            --             --
-----------   -----------    -----------    -----------
    23,660         33,300         10,560         14,209
     3,848          4,566         25,680          8,223
     3,910            924         12,651          5,904
     2,488            681          5,738          1,219
-----------   -----------    -----------    -----------
    33,906         39,471         54,629         29,555
-----------   -----------    -----------    -----------
        --            739             --            524
        --            436             --            151
        --             96             --             68
        --             96             --             65
-----------   -----------    -----------    -----------
        --          1,367             --            808
-----------   -----------    -----------    -----------
   (11,860)       (33,170)          (883)       (17,500)
    (2,375)        (2,156)        (2,125)        (2,677)
    (3,242)          (263)          (495)        (2,376)
    (2,383)          (342)          (569)          (821)
-----------   -----------    -----------    -----------
   (19,860)       (35,931)        (4,072)       (23,374)
-----------   -----------    -----------    -----------
    14,046          4,907         50,557          6,989
-----------   -----------    -----------    -----------
    10,434           (831)        49,723          7,098
-----------   -----------    -----------    -----------
    12,022         12,853             --         33,515
-----------   -----------    -----------    -----------
$   22,456    $    12,022    $    49,723    $    40,613
===========   ===========    ===========    ===========
$       (1)   $        (4)   $        98    $        48
===========   ===========    ===========    ===========
     3,095          3,361          1,124          1,245
       483            449          2,765            718
       519             83          1,355            516
       329             66            615            105
-----------   -----------    -----------    -----------
     4,426          3,959          5,859          2,584
-----------   -----------    -----------    -----------
        --             64             --             46
        --             39             --             13
        --              8             --              6
        --              9             --              6
-----------   -----------    -----------    -----------
        --            120             --             71
-----------   -----------    -----------    -----------
    (1,585)        (3,350)           (95)        (1,539)
      (309)          (225)          (233)          (236)
      (430)           (26)           (54)          (209)
      (314)           (35)           (63)           (72)
-----------   -----------    -----------    -----------
    (2,638)        (3,636)          (445)        (2,056)
-----------   -----------    -----------    -----------
     1,788            443          5,414            599
===========   ===========    ===========    ===========


                  IDEX                   IDEX                          IDEX
               FEDERATED                GABELLI                       GOLDMAN
               TAX EXEMPT            GLOBAL GROWTH                 SACHS GROWTH
                  2001            2002           2001           2002           2001
              $       966     $      (562)   $       (85)   $      (346)   $      (253)
                      112         (14,640)        (3,821)        (4,975)        (1,805)
                    1,072           5,933        (16,613)        (1,760)        (6,925)
              -----------     -----------    -----------    -----------    -----------
                    2,150          (9,269)       (20,519)        (7,081)        (8,983)
              -----------     -----------    -----------    -----------    -----------
                     (718)             --            (42)            --             --
                     (118)             --            (30)            --             --
                      (54)             --            (23)            --             --
                      (78)             --            (10)            --             --
              -----------     -----------    -----------    -----------    -----------
                     (968)             --           (105)            --             --
              -----------     -----------    -----------    -----------    -----------
                       --              --             (1)            --            (78)
                       --              --             (1)            --           (103)
                       --              --             (1)            --            (74)
                       --              --             (1)            --            (35)
              -----------     -----------    -----------    -----------    -----------
                       --              --             (4)            --           (290)
              -----------     -----------    -----------    -----------    -----------
                   19,873          30,181         22,980          7,433          5,256
                    5,641           5,744         26,980          8,534         13,020
                    4,287           3,716          8,168          1,391          2,118
                      863             719          5,036          2,713          2,380
              -----------     -----------    -----------    -----------    -----------
                   30,664          40,360         63,164         20,071         22,774
              -----------     -----------    -----------    -----------    -----------
                      497              --             42             --             76
                       73              --             30             --             97
                       54              --             23             --             72
                       64              --             10             --             34
              -----------     -----------    -----------    -----------    -----------
                      688              --            105             --            279
              -----------     -----------    -----------    -----------    -----------
                  (15,061)        (20,482)        (5,183)        (7,170)        (2,177)
                   (1,323)         (6,162)        (4,731)        (5,885)        (2,159)
                   (2,942)         (5,669)        (2,530)        (3,076)        (1,929)
                     (629)         (1,485)        (1,555)        (1,718)        (1,108)
              -----------     -----------    -----------    -----------    -----------
                  (19,955)        (33,798)       (13,999)       (17,849)        (7,373)
              -----------     -----------    -----------    -----------    -----------
                   11,397           6,562         49,270          2,222         15,680
              -----------     -----------    -----------    -----------    -----------
                   12,579          (2,707)        28,642         (4,859)         6,407
              -----------     -----------    -----------    -----------    -----------
                   20,936          49,396         20,754         30,362         23,955
              -----------     -----------    -----------    -----------    -----------
              $    33,515     $    46,689    $    49,396    $    25,503    $    30,362
              ===========     ===========    ===========    ===========    ===========
              $        38     $         1    $        (1)   $        (1)   $        --
              ===========     ===========    ===========    ===========    ===========
                    1,756           4,691          2,558            816            493
                      501             827          2,989            963          1,259
                      384             567            892            157            196
                       77             102            546            304            225
              -----------     -----------    -----------    -----------    -----------
                    2,718           6,187          6,985          2,240          2,173
              -----------     -----------    -----------    -----------    -----------
                       44              --              4             --              6
                        7              --              3             --              8
                        5              --              2             --              6
                        6              --              1             --              3
              -----------     -----------    -----------    -----------    -----------
                       62              --             10             --             23
              -----------     -----------    -----------    -----------    -----------
                   (1,333)         (3,139)          (632)          (864)          (215)
                     (118)           (944)          (590)          (733)          (214)
                     (264)           (892)          (326)          (373)          (196)
                      (57)           (222)          (185)          (213)          (110)
              -----------     -----------    -----------    -----------    -----------
                   (1,772)         (5,197)        (1,733)        (2,183)          (735)
              -----------     -----------    -----------    -----------    -----------
                    1,008             990          5,262             57          1,461
              ===========     ===========    ===========    ===========    ===========

For the year or period ended October 31,

See notes to the Statements of Changes in Net Assets on page 178.


The notes to the financial statements are an integral part of these statements.

                                      170
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                           IDEX                                IDEX
                All numbers in thousands                             GREAT COMPANIES                     GREAT COMPANIES
                ------------------------                               AMERICA(SM)                          GLOBAL(2)
INCREASE (DECREASE) IN NET ASSETS FROM:                           2002              2001              2002              2001
OPERATIONS:
 Net investment income (loss)............................     $      (791)      $      (353)      $       (88)      $       (57)
 Net realized gain (loss) on investment securities,
   futures and options contracts and foreign
   currency..............................................          (7,169)           (4,742)           (1,164)           (1,830)
 Netunrealized appreciation (depreciation) on investment
   securities, futures and options contracts and foreign
   currency translation..................................         (18,467)           (6,870)             (740)           (1,301)
                                                              -----------       -----------       -----------       -----------
                                                                  (26,427)          (11,965)           (1,992)           (3,188)
                                                              -----------       -----------       -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income:
   Class A...............................................              --                --                --                --
   Class B...............................................              --                --                --                --
   Class C...............................................              --                --                --                --
   Class M...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                       --                --                --                --
                                                              -----------       -----------       -----------       -----------
 From net realized gains:
   Class A...............................................              --                --                --                (9)
   Class B...............................................              --                --                --                (3)
   Class C...............................................              --                --                --                (2)
   Class M...............................................              --                --                --                (2)
                                                              -----------       -----------       -----------       -----------
                                                                       --                --                --               (16)
                                                              -----------       -----------       -----------       -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
 Proceeds from shares sold
   Class A...............................................          43,241            36,777            12,939             6,330
   Class B...............................................          37,954            44,226             1,933             4,099
   Class C...............................................          13,762            12,243               593             1,258
   Class M...............................................           7,063             8,115               469               517
                                                              -----------       -----------       -----------       -----------
                                                                  102,020           101,361            15,934            12,204
                                                              -----------       -----------       -----------       -----------
 Dividends and distributions reinvested
   Class A...............................................              --                --                --                 8
   Class B...............................................              --                --                --                 3
   Class C...............................................              --                --                --                 1
   Class M...............................................              --                --                --                 3
                                                              -----------       -----------       -----------       -----------
                                                                       --                --                --                15
                                                              -----------       -----------       -----------       -----------
 Cost of shares repurchased
   Class A...............................................         (16,357)           (6,956)           (5,236)           (1,589)
   Class B...............................................         (14,179)           (6,616)           (1,452)             (425)
   Class C...............................................          (5,739)           (1,745)             (541)             (125)
   Class M...............................................          (3,754)           (1,552)             (361)             (198)
                                                              -----------       -----------       -----------       -----------
                                                                  (40,029)          (16,869)           (7,590)           (2,337)
                                                              -----------       -----------       -----------       -----------
                                                                   61,991            84,492             8,344             9,882
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS....................          35,564            72,527             6,352             6,678
                                                              -----------       -----------       -----------       -----------
NET ASSETS:
 Beginning of period.....................................          98,362            25,835            10,619             3,941
                                                              -----------       -----------       -----------       -----------
 End of period...........................................     $   133,926       $    98,362       $    16,971       $    10,619
                                                              ===========       ===========       ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS):..............     $        (3)      $        --       $        --       $        --
                                                              ===========       ===========       ===========       ===========
SHARES OF BENEFICIAL INTEREST ACTIVITY
 Shares issued during the period
   Class A...............................................           4,955             3,760             2,029               800
   Class B...............................................           4,256             4,585               281               512
   Class C...............................................           1,547             1,264                87               148
   Class M...............................................             790               828                66                62
                                                              -----------       -----------       -----------       -----------
                                                                   11,548            10,437             2,463             1,522
                                                              -----------       -----------       -----------       -----------
 Shares reinvested from distributions
   Class A...............................................              --                --                --                 1
   Class B...............................................              --                --                --                --
   Class C...............................................              --                --                --                --
   Class M...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                       --                --                --                 1
                                                              -----------       -----------       -----------       -----------
 Shares redeemed during the period
   Class A...............................................          (1,977)             (745)             (783)             (227)
   Class B...............................................          (1,767)             (734)             (233)              (55)
   Class C...............................................            (706)             (189)              (84)              (15)
   Class M...............................................            (456)             (172)              (56)              (24)
                                                              -----------       -----------       -----------       -----------
                                                                   (4,906)           (1,840)           (1,156)             (321)
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING DURING THE
 PERIOD..................................................           6,642             8,597             1,307             1,202
                                                              ===========       ===========       ===========       ===========

                                      171
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


           IDEX                            IDEX                            IDEX                         IDEX JANUS
      GREAT COMPANIES                 ISABELLE SMALL                      JANUS                          CAPITAL
      TECHNOLOGY(SM)                    CAP VALUE                        BALANCED                      APPRECIATION
   2002            2001            2002            2001            2002            2001            2002            2001
$     (319)    $      (234)    $      (804)    $       (38)    $     5,471     $     7,364     $    (2,547)    $    (5,100)
    (8,549)         (6,206)         (2,706)            (70)        (38,492)        (25,911)        (80,483)       (200,683)
     2,243          (6,767)        (17,075)         (1,146)          8,445         (32,498)         46,797         (54,878)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (6,625)        (13,207)        (20,585)         (1,254)        (24,576)        (51,045)        (36,233)       (260,661)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --              --              --              --          (1,905)         (2,489)             --              --
        --              --              --              --          (2,364)         (3,106)             --              --
        --              --              --              --            (444)           (597)             --              --
        --              --              --              --            (639)           (944)             --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --              --              --              --          (5,352)         (7,136)             --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --              --              --              --              --          (1,869)             --              --
        --              --              --              --              --          (3,337)             --              --
        --              --              --              --              --            (632)             --              --
        --              --              --              --              --            (982)             --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --              --              --              --              --          (6,820)             --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
     5,713           9,186          58,353           7,572          23,874          38,046          16,445          34,934
     2,928          10,267          34,191           8,751          55,027          91,142           6,298          34,512
       919           2,244          14,164           3,942          12,548          23,732           2,424           9,906
       835           2,594           6,626           1,660           9,351          23,910           1,440          10,010
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
    10,395          24,291         113,334          21,925         100,800         176,830          26,607          89,362
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --              --              --              --           1,812           4,190              --              --
        --              --              --              --           2,199           6,117              --              --
        --              --              --              --             405           1,167              --              --
        --              --              --              --             591           1,802              --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --              --              --              --           5,007          13,276              --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (3,274)         (2,342)        (10,551)           (560)        (43,731)        (31,988)        (29,624)        (51,583)
    (2,231)         (2,905)        (10,106)           (661)        (70,703)        (50,784)        (22,805)        (35,267)
      (722)           (588)         (2,668)           (197)        (17,781)        (13,763)         (6,580)        (13,260)
      (552)           (782)         (2,458)           (108)        (20,468)        (18,075)         (7,002)        (13,286)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (6,779)         (6,617)        (25,783)         (1,526)       (152,683)       (114,610)        (66,011)       (113,396)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
     3,616          17,674          87,551          20,399         (46,876)         75,496         (39,404)        (24,034)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (3,009)          4,467          66,966          19,145         (76,804)         10,495         (75,637)       (284,695)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
    16,237          11,770          19,145              --         481,796         471,301         173,883         458,578
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
$   13,228     $    16,237     $    86,111     $    19,145     $   404,992     $   481,796     $    98,246     $   173,883
===========    ===========     ===========     ===========     ===========     ===========     ===========     ===========
$       (1)    $        --     $        (1)    $        --     $       541     $       454     $       (14)    $       (12)
===========    ===========     ===========     ===========     ===========     ===========     ===========     ===========
     1,560           1,688           5,351             691           1,398           2,067           1,333           1,639
       788           1,902           2,951             819           3,210           4,934             508           1,603
       235             423           1,250             372             729           1,281             199             451
       223             510             562             150             547           1,283             112             438
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
     2,806           4,523          10,114           2,032           5,884           9,565           2,152           4,131
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --              --              --              --             106             227              --              --
        --              --              --              --             128             328              --              --
        --              --              --              --              24              62              --              --
        --              --              --              --              34              97              --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --              --              --              --             292             714              --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (1,000)           (527)           (989)            (46)         (2,585)         (1,751)         (2,434)         (2,513)
      (709)           (659)           (990)            (65)         (4,211)         (2,806)         (1,927)         (1,902)
      (208)           (135)           (262)            (20)         (1,049)           (754)           (554)           (671)
      (170)           (179)           (242)             (5)         (1,210)         (1,000)           (574)           (659)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (2,087)         (1,500)         (2,483)           (136)         (9,055)         (6,311)         (5,489)         (5,745)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
       719           3,023           7,631           1,896          (2,879)          3,968          (3,337)         (1,614)
===========    ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the year or period ended October 31,

See notes to the Statements of Changes in Net Assets on page 178.


The notes to the financial statements are an integral part of these statements.

                                      172
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                        IDEX JANUS                             IDEX
                All numbers in thousands                                 FLEXIBLE                             JANUS
                ------------------------                                  INCOME                              GLOBAL
INCREASE (DECREASE) IN NET ASSETS FROM:                           2002              2001              2002              2001
OPERATIONS:
 Net investment income (loss)............................     $     4,124       $     3,015       $    (6,417)      $    (7,779)
 Net realized gain (loss) on investment securities,
   futures and options contracts and foreign currency....            (470)            1,603          (197,564)         (175,361)
 Net unrealized appreciation (depreciation) on investment
   securities, futures and options contracts and foreign
   currency translation..................................           1,873             3,597            60,154          (435,580)
                                                              -----------       -----------       -----------       -----------
                                                                    5,527             8,215          (143,827)         (618,720)
                                                              -----------       -----------       -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income:
   Class A...............................................          (1,541)           (1,086)               --                --
   Class B...............................................          (1,687)             (965)               --                --
   Class C...............................................            (417)             (394)               --                --
   Class M...............................................            (528)             (427)               --                --
   Class T...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                   (4,173)           (2,872)               --                --
                                                              -----------       -----------       -----------       -----------
 From net realized gains:
   Class A...............................................            (173)               --                --           (44,723)
   Class B...............................................            (251)               --                --           (38,573)
   Class C...............................................             (53)               --                --            (7,191)
   Class M...............................................             (89)               --                --           (19,155)
   Class T...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                     (566)               --                --          (109,642)
                                                              -----------       -----------       -----------       -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
 Proceeds from shares sold
   Class A...............................................          60,787            30,189            16,741            37,641
   Class B...............................................          43,395            32,631             8,893            21,613
   Class C...............................................          14,467             6,096             2,168             6,239
   Class M...............................................           7,842             9,088             2,658             8,652
   Class T...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                  126,491            78,004            30,460            74,145
                                                              -----------       -----------       -----------       -----------
 Dividends and distribution reinvested
   Class A...............................................           1,308               885                --            43,377
   Class B...............................................           1,377               784                --            37,124
   Class C...............................................             349               374                --             6,955
   Class M...............................................             484               392                --            18,251
   Class T...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                    3,518             2,435                --           105,707
                                                              -----------       -----------       -----------       -----------
 Cost of shares repurchased
   Class A...............................................         (30,444)          (19,801)         (105,301)         (156,574)
   Class B...............................................         (18,221)           (8,984)          (82,205)          (95,604)
   Class C...............................................          (8,785)           (4,149)          (21,413)          (28,733)
   Class M...............................................          (6,995)           (1,749)          (52,127)          (59,167)
   Class T...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                  (64,445)          (34,683)         (261,046)         (340,078)
                                                              -----------       -----------       -----------       -----------
                                                                   65,564            45,756          (230,586)         (160,226)
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS....................          66,352            51,099          (374,413)         (888,588)
                                                              -----------       -----------       -----------       -----------
NET ASSETS:
 Beginning of period.....................................          96,026            44,927           898,610         1,787,198
                                                              -----------       -----------       -----------       -----------
 End of period...........................................     $   162,378       $    96,026       $   524,197       $   898,610
                                                              ===========       ===========       ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS):..............     $       216       $       140       $       (94)      $       (81)
                                                              ===========       ===========       ===========       ===========
SHARES OF BENEFICIAL INTEREST ACTIVITY
 Shares issued during the period
   Class A...............................................           6,285             3,145               744             1,182
   Class B...............................................           4,452             3,387               399               720
   Class C...............................................           1,492               634                97               205
   Class M...............................................             806               945               118               287
   Class T...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                   13,035             8,111             1,358             2,394
                                                              -----------       -----------       -----------       -----------
 Shares reinvested from distributions
   Class A...............................................             135                93                --             1,208
   Class B...............................................             143                82                --             1,070
   Class C...............................................              36                39                --               200
   Class M...............................................              50                41                --               527
   Class T...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                      364               255                --             3,005
                                                              -----------       -----------       -----------       -----------
 Shares redeemed during the period
   Class A...............................................          (3,123)           (2,061)           (4,726)           (5,213)
   Class B...............................................          (1,880)             (934)           (3,863)           (3,450)
   Class C...............................................            (904)             (429)             (977)             (997)
   Class M...............................................            (727)             (182)           (2,391)           (2,132)
   Class T...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                   (6,634)           (3,606)          (11,957)          (11,792)
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING DURING THE
 PERIOD..................................................           6,765             4,760           (10,599)           (6,393)
                                                              ===========       ===========       ===========       ===========

                                      173
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


           IDEX                         IDEX JANUS                         IDEX                         IDEX LKCM
           JANUS                         GROWTH &                    JENNISON EQUITY                    STRATEGIC
          GROWTH                          INCOME                       OPPORTUNITY                     TOTAL RETURN
   2002            2001            2002            2001            2002            2001            2002            2001
$  (20,281)    $   (24,790)    $      (276)    $       (20)    $      (893)    $      (163)    $       929     $     1,058
  (243,324)       (647,761)         (4,380)           (814)         (8,820)         (2,373)         (1,365)             66
   (49,886)     (1,418,589)         (1,190)         (1,848)         (7,380)         (2,904)         (3,157)         (6,546)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
  (313,491)     (2,091,140)         (5,846)         (2,682)        (17,093)         (5,440)         (3,593)         (5,422)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --              --              --              --              --              --            (641)           (647)
        --              --              --              --              --              --            (214)           (196)
        --              --              --              --              --              --             (35)            (28)
        --              --              --              --              --              --             (62)            (68)
        --              --              --              --              --              --              --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --              --              --              --              --              --            (952)           (939)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --        (123,035)             --              --              --            (423)            (39)           (221)
        --         (58,254)             --              --              --            (355)            (20)           (107)
        --          (9,219)             --              --              --             (29)             (3)            (14)
        --         (20,920)             --              --              --             (84)             (6)            (38)
        --         (85,636)             --              --              --              --              --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --        (297,064)             --              --              --            (891)            (68)           (380)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
    72,760         147,113          17,574           5,070          21,526          18,042           5,720          15,658
    33,355         120,178          11,751          14,586          27,698          34,883           3,555           5,819
     8,945          26,448           3,030           3,517           8,934           8,693           1,424           1,433
     7,095          31,461           1,169           2,386           7,158           6,298             665             747
    27,028          47,448              --              --              --              --              --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
   149,183         372,648          33,524          25,559          65,316          67,916          11,364          23,657
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --         119,067              --              --              --             420             655             840
        --          55,874              --              --              --             337             226             293
        --           8,849              --              --              --              29              37              41
        --          20,237              --              --              --              84              66             102
        --          83,537              --              --              --              --              --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --         287,564              --              --              --             870             984           1,276
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
  (206,576)       (232,442)         (1,938)           (680)        (12,762)         (3,041)         (9,723)        (16,184)
  (101,412)       (133,091)         (4,711)         (1,201)        (13,882)         (3,520)         (5,525)         (4,374)
   (22,310)        (29,103)         (1,382)           (535)         (5,074)         (1,163)         (1,421)           (739)
   (43,151)        (61,347)           (652)           (529)         (3,091)           (781)         (2,004)         (1,713)
  (110,925)       (119,898)             --              --              --              --              --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
  (484,374)       (575,881)         (8,683)         (2,945)        (34,809)         (8,505)        (18,673)        (23,010)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
  (335,191)         84,331          24,841          22,614          30,507          60,281          (6,325)          1,923
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
  (648,682)     (2,303,873)         18,995          19,932          13,414          53,950         (10,938)         (4,818)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
 1,840,410       4,144,283          19,932              --          62,797           8,847          65,025          69,843
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
$1,191,728     $ 1,840,410     $    38,927     $    19,932     $    76,211     $    62,797     $    54,087     $    65,025
===========    ===========     ===========     ===========     ===========     ===========     ===========     ===========
$     (316)    $      (288)    $        (1)    $        --     $        (3)    $        (1)    $       134     $       158
===========    ===========     ===========     ===========     ===========     ===========     ===========     ===========
     3,665           5,213           2,228             536           2,604           2,101             371             970
     1,747           4,250           1,408           1,555           3,439           4,155             230             360
       450             904             362             352           1,118           1,039              92              88
       363           1,058             139             263             864             758              43              46
     1,349           1,625              --              --              --              --              --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
     7,574          13,050           4,137           2,706           8,025           8,053             736           1,464
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --           3,267              --              --              --              54              42              52
        --           1,605              --              --              --              45              15              18
        --             254              --              --              --               4               2               3
        --             577              --              --              --              11               4               6
        --           2,238              --              --              --              --              --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
        --           7,941              --              --              --             114              63              79
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
   (11,039)         (8,680)           (244)            (76)         (1,629)           (363)           (639)         (1,017)
    (5,779)         (5,224)           (610)           (137)         (1,887)           (442)           (368)           (272)
    (1,235)         (1,109)           (177)            (57)           (690)           (142)            (93)            (46)
    (2,361)         (2,366)            (81)            (61)           (419)            (96)           (132)           (106)
    (5,930)         (4,353)             --              --              --              --              --              --
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
   (26,344)        (21,732)         (1,112)           (331)         (4,625)         (1,043)         (1,232)         (1,441)
-----------    -----------     -----------     -----------     -----------     -----------     -----------     -----------
   (18,770)           (741)          3,025           2,375           3,400           7,124            (433)            102
===========    ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the year or period ended October 31,

See notes to the Statements of Changes in Net Assets on page 178.


The notes to the financial statements are an integral part of these statements.

                                      174
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                                    IDEX
                                                                  IDEX           MODERATELY
                                                                MODERATE         AGGRESSIVE                    IDEX
                All numbers in thousands                         ASSET             ASSET                      MUNDER
                ------------------------                       ALLOCATION        ALLOCATION                   NET50
INCREASE (DECREASE) IN NET ASSETS FROM:                           2002              2002              2002              2001
OPERATIONS:
 Net investment income (loss)............................     $        83       $       (18)      $       (34)      $       (18)
 Net realized gain (loss) on investment securities,
   futures and options contracts and foreign currency....            (620)           (1,241)             (603)             (639)
 Net unrealized appreciation (depreciation) on investment
   securities, futures and options contracts and foreign
   currency translation..................................          (4,140)           (5,640)               53              (727)
                                                              -----------       -----------       -----------       -----------
                                                                   (4,677)           (6,899)             (584)           (1,384)
                                                              -----------       -----------       -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income:
   Class A...............................................              --                --                --                --
   Class B...............................................              --                --                --                --
   Class C...............................................              --                --                --                --
   Class M...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                       --                --                --                --
                                                              -----------       -----------       -----------       -----------
 From net realized gains:
   Class A...............................................              --                --                --                --
   Class B...............................................              --                --                --                --
   Class C...............................................              --                --                --                --
   Class M...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                       --                --                --                --
                                                              -----------       -----------       -----------       -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
 Proceeds from shares sold
   Class A...............................................          20,382            23,598               263             1,117
   Class B...............................................          43,878            38,467               299             1,634
   Class C...............................................          28,947            21,710               130               283
   Class M...............................................          12,877            14,344                15               180
                                                              -----------       -----------       -----------       -----------
                                                                  106,084            98,119               707             3,214
                                                              -----------       -----------       -----------       -----------
 Dividends and distributions reinvested
   Class A...............................................              --                --                --                --
   Class B...............................................              --                --                --                --
   Class C...............................................              --                --                --                --
   Class M...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                       --                --                --                --
                                                              -----------       -----------       -----------       -----------
 Cost of shares repurchased
   Class A...............................................          (1,985)           (1,413)             (285)             (117)
   Class B...............................................          (2,810)           (2,297)             (340)             (170)
   Class C...............................................          (2,406)           (2,531)              (55)               (6)
   Class M...............................................          (1,151)             (727)              (13)               (1)
                                                              -----------       -----------       -----------       -----------
                                                                   (8,352)           (6,968)             (693)             (294)
                                                              -----------       -----------       -----------       -----------
                                                                   97,732            91,151                14             2,920
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS....................          93,055            84,252              (570)            1,536
                                                              -----------       -----------       -----------       -----------
NET ASSETS:
 Beginning of period.....................................              --                --             1,536                --
                                                              -----------       -----------       -----------       -----------
 End of period...........................................     $    93,055       $    84,252       $       966       $     1,536
                                                              ===========       ===========       ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS):..............     $        94       $        (1)      $        --       $        --
                                                              ===========       ===========       ===========       ===========
SHARES OF BENEFICIAL INTEREST ACTIVITY
 Shares issued during the period
   Class A...............................................           2,226             2,640                62               144
   Class B...............................................           4,793             4,266                66               213
   Class C...............................................           3,190             2,434                27                46
   Class M...............................................           1,409             1,599                 4                20
                                                              -----------       -----------       -----------       -----------
                                                                   11,618            10,939               159               423
                                                              -----------       -----------       -----------       -----------
 Shares reinvested from distributions
   Class A...............................................              --                --                --                --
   Class B...............................................              --                --                --                --
   Class C...............................................              --                --                --                --
   Class M...............................................              --                --                --                --
                                                              -----------       -----------       -----------       -----------
                                                                       --                --                --                --
                                                              -----------       -----------       -----------       -----------
 Shares redeemed during the period
   Class A...............................................            (226)             (170)              (88)              (21)
   Class B...............................................            (321)             (276)              (84)              (36)
   Class C...............................................            (270)             (307)              (16)               (1)
   Class M...............................................            (133)              (86)               (5)               --
                                                              -----------       -----------       -----------       -----------
                                                                     (950)             (839)             (193)              (58)
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING DURING THE
 PERIOD..................................................          10,668            10,100               (34)              365
                                                              ===========       ===========       ===========       ===========

                                      175
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


           IDEX                            IDEX                    IDEX             IDEX                      IDEX
       PBHG MID CAP                  PBHG TECHNOLOGY              PIMCO           PROTECTED                 SALOMON
        CAP GROWTH                   & COMMUNICATIONS          TOTAL RETURN    PRINCIPAL STOCK              ALL CAP
   2002            2001            2002            2001            2002             2002              2002            2001
$   (1,304)    $    (1,363)    $      (646)    $      (858)    $       455       $      (283)     $    (2,108)    $       646
   (16,341)        (95,422)        (24,856)        (74,598)          1,261             5,178          (57,945)             82
     4,123           2,865           9,412            (596)            259            (4,968)         (41,773)        (35,870)
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
   (13,522)        (93,920)        (16,090)        (76,052)          1,975               (73)        (101,826)        (35,142)
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
        --              --              --              --            (205)               --               --              --
        --              --              --              --            (100)               --               --              --
        --              --              --              --             (38)               --               --              --
        --              --              --              --             (17)               --               --              --
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
        --              --              --              --            (360)               --               --              --
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
        --              --              --              --              --                --             (816)           (858)
        --              --              --              --              --                --           (1,809)         (1,384)
        --              --              --              --              --                --             (508)           (447)
        --              --              --              --              --                --             (573)           (447)
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
        --              --              --              --              --                --           (3,706)         (3,136)
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
    10,716          20,399           4,918          12,333          44,137            10,820           43,149          75,907
     5,413          27,363           4,363          19,902          33,741            48,436           76,368         170,929
     3,175           7,972           2,550           4,835          13,400             7,097           26,084          48,047
     1,464           3,554             509           2,649           5,159             4,100           17,215          52,600
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
    20,768          59,288          12,340          39,719          96,437            70,453          162,816         347,483
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
        --              --              --              --             199                --              753             847
        --              --              --              --              82                --            1,663           1,325
        --              --              --              --              33                --              490             442
        --              --              --              --              16                --              520             416
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
        --              --              --              --             330                --            3,426           3,030
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
   (13,492)        (14,511)         (4,551)         (7,252)         (4,312)             (431)         (41,366)        (15,862)
   (10,908)        (18,019)         (4,158)         (7,244)         (3,479)           (1,200)         (61,846)        (24,526)
    (4,987)         (5,393)         (2,411)         (2,769)         (1,984)             (128)         (22,540)         (7,682)
    (3,002)         (4,111)           (804)         (2,079)           (931)              (25)         (18,060)         (5,345)
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
   (32,389)        (42,034)        (11,924)        (19,344)        (10,706)           (1,784)        (143,812)        (53,415)
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
   (11,621)         17,254             416          20,375          86,061            68,669           22,430         297,098
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
   (25,143)        (76,666)        (15,674)        (55,677)         87,676            68,596          (83,102)        258,820
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
    72,066         148,732          32,532          88,209              --                --          344,058          85,238
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
$   46,923     $    72,066     $    16,858     $    32,532     $    87,676       $    68,596      $   260,956     $   344,058
===========    ===========     ===========     ===========     ===========       ===========      ===========     ===========
$       (3)    $        (2)    $        (2)    $        (1)    $       106       $        --      $        (9)    $       654
===========    ===========     ===========     ===========     ===========       ===========      ===========     ===========
     1,183           1,426           3,094           3,752           4,358             1,082            3,144           5,109
       602           1,939           2,688           5,792           3,331             4,841            5,624          11,627
       356             579           1,532           1,412           1,323               710            1,918           3,272
       179             237             305             760             510               410            1,257           3,563
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
     2,320           4,181           7,619          11,716           9,522             7,043           11,943          23,571
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
        --              --              --              --              20                --               53              59
        --              --              --              --               8                --              118              93
        --              --              --              --               3                --               35              31
        --              --              --              --               2                --               37              29
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
        --              --              --              --              33                --              243             212
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
    (1,533)         (1,166)         (3,203)         (2,417)           (427)              (45)          (3,337)         (1,112)
    (1,282)         (1,464)         (2,972)         (2,464)           (344)             (126)          (5,247)         (1,739)
      (577)           (446)         (1,484)           (830)           (195)              (13)          (1,913)           (541)
      (360)           (340)           (555)           (656)            (92)               (3)          (1,510)           (375)
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
    (3,752)         (3,416)         (8,214)         (6,367)         (1,058)             (187)         (12,007)         (3,767)
-----------    -----------     -----------     -----------     -----------       -----------      -----------     -----------
    (1,432)            765            (595)          5,349           8,497             6,856              179          20,016
===========    ===========     ===========     ===========     ===========       ===========      ===========     ===========

For the year or period ended October 31,

See notes to the Statements of Changes in Net Assets on page 178.


The notes to the financial statements are an integral part of these statements.

                                      176
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                         IDEX                   IDEX T. ROWE                IDEX T. ROWE
       All numbers in thousands                        SALOMON                      PRICE                      PRICE
       ------------------------                    INVESTORS VALUE             HEALTH SCIENCES               SMALL CAP
INCREASE (DECREASE) IN NET ASSETS FROM:         2002              2001              2002               2002              2001
OPERATIONS:
 Net investment income (loss)..........     $        77       $        20        $       (31)      $      (465)      $      (355)
 Net realized gain (loss) on investment
   securities, futures and options
   contracts and foreign currency......             396             1,114               (170)           (4,374)           (2,130)
 Net unrealized appreciation
   (depreciation) on investment
   securities, futures and options
   contracts and foreign currency
   translation.........................         (10,705)           (3,205)              (212)             (148)           (4,619)
                                            -----------       -----------        -----------       -----------       -----------
                                                (10,232)           (2,071)              (413)           (4,987)           (7,104)
                                            -----------       -----------        -----------       -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income:
   Class A.............................              --                --                 --                --                --
   Class B.............................              --                --                 --                --                --
   Class C.............................              --                --                 --                --                --
   Class M.............................              --                --                 --                --                --
                                            -----------       -----------        -----------       -----------       -----------
                                                     --                --                 --                --                --
                                            -----------       -----------        -----------       -----------       -----------
 From net realized gains:
   Class A.............................            (279)               (4)                --                --                (9)
   Class B.............................            (472)               (6)                --                --                (9)
   Class C.............................             (55)               (1)                --                --                (2)
   Class M.............................             (78)               (1)                --                --                (3)
                                            -----------       -----------        -----------       -----------       -----------
                                                   (884)              (12)                --                --               (23)
                                            -----------       -----------        -----------       -----------       -----------
SHARES OF BENEFICIAL INTEREST
 TRANSACTIONS:
 Proceeds from shares sold
   Class A.............................          45,626             8,301              4,157             6,591             5,188
   Class B.............................           9,096            15,361                985             5,590             6,768
   Class C.............................           2,830             2,550                418             1,472             2,933
   Class M.............................           1,216             1,934                208               630               900
                                            -----------       -----------        -----------       -----------       -----------
                                                 58,768            28,146              5,768            14,283            15,789
                                            -----------       -----------        -----------       -----------       -----------
 Dividends and distributions reinvested
   Class A.............................             271                 4                 --                --                 8
   Class B.............................             443                 5                 --                --                 9
   Class C.............................              53                --                 --                --                 2
   Class M.............................              76                 1                 --                --                 3
                                            -----------       -----------        -----------       -----------       -----------
                                                    843                10                 --                --                22
                                            -----------       -----------        -----------       -----------       -----------
 Cost of shares repurchased
   Class A.............................          (5,758)           (4,021)              (129)           (5,379)           (3,829)
   Class B.............................          (8,071)           (4,561)              (118)           (3,855)           (2,313)
   Class C.............................          (2,219)           (1,210)               (60)             (932)           (1,959)
   Class M.............................          (1,799)             (891)                (1)             (928)             (412)
                                            -----------       -----------        -----------       -----------       -----------
                                                (17,847)          (10,683)              (308)          (11,094)           (8,513)
                                            -----------       -----------        -----------       -----------       -----------
                                                 41,764            17,473              5,460             3,189             7,298
                                            -----------       -----------        -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET
 ASSETS................................          30,648            15,390              5,047            (1,798)              171
                                            -----------       -----------        -----------       -----------       -----------
NET ASSETS:
 Beginning of period...................          37,871            22,481                 --            20,667            20,496
                                            -----------       -----------        -----------       -----------       -----------
 End of period.........................     $    68,519       $    37,871        $     5,047       $    18,869       $    20,667
                                            ===========       ===========        ===========       ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 (LOSS):...............................     $        63       $        23        $        --       $        --       $        --
                                            ===========       ===========        ===========       ===========       ===========
SHARES OF BENEFICIAL INTEREST ACTIVITY
 Shares issued during the period
   Class A.............................           4,098               615                474               663               466
   Class B.............................             762             1,163                106               572               623
   Class C.............................             240               189                 44               151               269
   Class M.............................             103               145                 21                65                80
                                            -----------       -----------        -----------       -----------       -----------
                                                  5,203             2,112                645             1,451             1,438
                                            -----------       -----------        -----------       -----------       -----------
 Shares reinvested from distributions
   Class A.............................              21                --                 --                --                 1
   Class B.............................              35                --                 --                --                 1
   Class C.............................               4                --                 --                --                --
   Class M.............................               6                --                 --                --                --
                                            -----------       -----------        -----------       -----------       -----------
                                                     66                --                 --                --                 2
                                            -----------       -----------        -----------       -----------       -----------
 Shares redeemed during the period
   Class A.............................            (491)             (298)               (15)             (582)             (347)
   Class B.............................            (715)             (348)               (14)             (433)             (224)
   Class C.............................            (199)              (89)                (7)             (101)             (185)
   Class M.............................            (153)              (68)                --               (95)              (39)
                                            -----------       -----------        -----------       -----------       -----------
                                                 (1,558)             (803)               (36)           (1,211)             (795)
                                            -----------       -----------        -----------       -----------       -----------
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING DURING THE PERIOD.........           3,711             1,309                609               240               645
                                            ===========       ===========        ===========       ===========       ===========

                                      177
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002


                                                               IDEX
           IDEX                   IDEX TRANSAMERICA        TRANSAMERICA              IDEX                    IDEX TRANSAMERICA
      T. ROWE PRICE                 CONSERVATIVE           CONVERTIBLE           TRANSAMERICA                     GROWTH
   TAX-EFFICIENT GROWTH            HIGH-YIELD BOND          SECURITIES              EQUITY                     OPPORTUNITIES
   2002           2001           2002           2001           2002           2002           2001           2002           2001
$     (250)   $         3    $     6,448    $     6,137    $        94    $      (211)   $      (139)   $      (274)   $      (164)
    (1,926)          (242)        (5,400)        (1,525)          (377)        (1,308)        (2,513)        (1,294)        (6,252)

    (3,554)        (2,950)       (10,432)           929           (139)        (1,066)        (1,611)           162            (39)
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    (5,730)        (3,189)        (9,384)         5,541           (422)        (2,585)        (4,263)        (1,406)        (6,455)
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
        --            (10)        (3,645)        (3,917)           (55)            --             --             --             --
        --             --         (2,090)        (1,525)            (5)            --             --             --             --
        --             --           (482)          (255)            (3)            --             --             --             --
        --             (1)          (459)          (423)            (1)            --             --             --             --
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
        --            (11)        (6,676)        (6,120)           (64)            --             --             --             --
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
        (4)            --             --             --             --             --             --             --             --
        (8)            --             --             --             --             --             --             --             --
        (2)            --             --             --             --             --             --             --             --
        (1)            --             --             --             --             --             --             --             --
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       (15)            --             --             --             --             --             --             --             --
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    18,342          5,656         38,187         27,197         10,852         25,376          1,917         13,110          3,869
     4,876         11,852         15,891         30,059          1,469          1,357          3,386          3,651          4,063
     1,368          2,499          7,572          8,634          1,054            620          1,253            943          1,247
       602          2,066          2,479          5,688            359            340            500            296            450
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    25,188         22,073         64,129         71,578         13,734         27,693          7,056         18,000          9,629
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
         4             10          2,915          3,063             55             --             --             --             --
         7             --          1,419          1,138              5             --             --             --             --
         2             --            333            203              3             --             --             --             --
         1             --            300            283              1             --             --             --             --
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
        14             10          4,967          4,687             64             --             --             --             --
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    (3,710)        (1,707)       (23,048)       (28,711)          (321)        (1,293)          (682)        (3,315)        (1,764)
    (5,604)        (2,305)       (16,144)        (9,167)          (271)        (1,146)        (1,542)        (1,833)        (1,489)
    (1,260)          (627)        (8,655)        (1,494)           (94)          (843)          (393)          (845)          (434)
      (954)          (785)        (3,745)        (2,227)           (41)          (250)          (224)          (563)          (349)
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
   (11,528)        (5,424)       (51,592)       (41,599)          (727)        (3,532)        (2,841)        (6,556)        (4,036)
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    13,674         16,659         17,504         34,666         13,071         24,161          4,215         11,444          5,593
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
     7,929         13,459          1,444         34,087         12,585         21,576            (48)        10,038           (862)
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    30,359         16,900        102,498         68,411             --          7,932          7,980         11,024         11,886
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$   38,288    $    30,359    $   103,942    $   102,498    $    12,585    $    29,508    $     7,932    $    21,062    $    11,024
===========   ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========
$       (1)   $         3    $        12    $       182    $        32    $        (1)   $        --    $         1    $         2
===========   ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========
     2,160            551          4,469          2,895          1,115          4,332            220          2,468            684
       498          1,152          1,842          3,193            149            214            411            687            706
       147            239            864            920            110            107            151            177            208
        61            201            283            603             37             51             60             55             72
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
     2,866          2,143          7,458          7,611          1,411          4,704            842          3,387          1,670
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
        --              1            341            328              6             --             --             --             --
         1             --            165            122              1             --             --             --             --
        --             --             38             22             --             --             --             --             --
        --             --             35             30             --             --             --             --             --
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
         1              1            579            502              7             --             --             --             --
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
      (414)          (169)        (2,678)        (3,074)           (34)          (209)           (89)          (620)          (320)
      (643)          (233)        (1,883)          (979)           (29)          (196)          (204)          (385)          (257)
      (141)           (61)          (995)          (160)           (10)          (147)           (52)          (166)           (82)
      (105)           (77)          (433)          (236)            (4)           (41)           (30)          (109)           (66)
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    (1,303)          (540)        (5,989)        (4,449)           (77)          (593)          (375)        (1,280)          (725)
-----------   -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
     1,564          1,604          2,048          3,664          1,341          4,111            467          2,107            945
===========   ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

For the year or period ended October 31,

The notes to the financial statements are an integral part of these statements.

                                      178
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                     IDEX
                                                                 TRANSAMERICA            IDEX TRANSAMERICA
                  All numbers in thousands                          MONEY                      VALUE
                  ------------------------                          MARKET                    BALANCED
INCREASE (DECREASE) IN NET ASSETS FROM:                              2002              2002              2001
OPERATIONS:
 Net investment income (loss)...............................     $       661       $       408       $       535
 Net realized gain (loss) on investment securities, futures
   and options contracts and foreign currency...............              --            (5,021)            1,189
 Net unrealized appreciation (depreciation) on investment
   securities, futures and options contracts and foreign
   currency translation.....................................              --            (1,005)           (3,391)
                                                                 -----------       -----------       -----------
                                                                         661            (5,618)           (1,667)
                                                                 -----------       -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income:
   Class A..................................................            (483)             (192)             (255)
   Class B..................................................            (123)             (118)             (186)
   Class C..................................................             (36)              (37)              (28)
   Class M..................................................             (19)              (35)              (62)
                                                                 -----------       -----------       -----------
                                                                        (661)             (382)             (531)
                                                                 -----------       -----------       -----------
 From net realized gains:
   Class A..................................................              --              (425)             (450)
   Class B..................................................              --              (495)             (446)
   Class C..................................................              --              (123)              (29)
   Class M..................................................              --              (147)             (141)
                                                                 -----------       -----------       -----------
                                                                          --            (1,190)           (1,066)
                                                                 -----------       -----------       -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
 Proceeds from shares sold
   Class A..................................................         299,057             3,760             7,969
   Class B..................................................         154,591             3,507            11,382
   Class C..................................................          42,694             3,421             3,790
   Class M..................................................          23,062               462             3,293
                                                                 -----------       -----------       -----------
                                                                     519,404            11,150            26,434
                                                                 -----------       -----------       -----------
 Dividends and distributions reinvested
   Class A..................................................             400               592               686
   Class B..................................................             103               599               626
   Class C..................................................              31               155                55
   Class M..................................................              16               177               202
                                                                 -----------       -----------       -----------
                                                                         550             1,523             1,569
                                                                 -----------       -----------       -----------
 Cost of shares repurchased
   Class A..................................................        (167,508)           (4,700)           (3,419)
   Class B..................................................         (73,011)           (5,294)           (3,644)
   Class C..................................................         (22,585)           (2,194)             (499)
   Class M..................................................         (13,217)           (1,733)           (1,108)
                                                                 -----------       -----------       -----------
                                                                    (276,321)          (13,921)           (8,670)
                                                                 -----------       -----------       -----------
                                                                     243,633            (1,248)           19,333
                                                                 -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................         243,633            (8,438)           16,069
                                                                 -----------       -----------       -----------
NET ASSETS:
 Beginning of period........................................              --            38,545            22,476
                                                                 -----------       -----------       -----------
 End of period..............................................     $   243,633       $    30,107       $    38,545
                                                                 ===========       ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS):.................     $        85       $        71       $        47
                                                                 ===========       ===========       ===========
SHARES OF BENEFICIAL INTEREST ACTIVITY
 Shares issued during the period
   Class A..................................................         299,058               339               639
   Class B..................................................         154,591               311               911
   Class C..................................................          42,693               302               302
   Class M..................................................          23,059                42               264
                                                                 -----------       -----------       -----------
                                                                     519,401               994             2,116
                                                                 -----------       -----------       -----------
 Shares reinvested from distributions
   Class A..................................................             400                52                56
   Class B..................................................             103                52                52
   Class C..................................................              31                14                 5
   Class M..................................................              16                15                17
                                                                 -----------       -----------       -----------
                                                                         550               133               130
                                                                 -----------       -----------       -----------
 Shares redeemed during the period
   Class A..................................................        (167,508)             (444)             (277)
   Class B..................................................         (73,011)             (508)             (297)
   Class C..................................................         (22,585)             (213)              (41)
   Class M..................................................         (13,217)             (159)              (89)
                                                                 -----------       -----------       -----------
                                                                    (276,321)           (1,324)             (704)
                                                                 -----------       -----------       -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING DURING THE
 PERIOD.....................................................         243,630              (197)            1,542
                                                                 ===========       ===========       ===========

(1) Includes proceeds in connection  with the acquisition on  March 1, 2002  for
    IDEX   American  Century   Income  &   Growth  and   IDEX  American  Century
    International. See Note 1 on page 204.

                                      179
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

                       THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              NET ASSET
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX AGGRESSIVE ASSET
 ALLOCATION
  Class A                10/31/02  (3)(8)    $     10.00      $     (0.02)     $     (2.03)   $     (2.05)
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (3)(8)          10.00            (0.06)           (2.03)         (2.09)
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (3)(8)          10.00            (0.04)           (2.05)         (2.09)
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (3)(8)          10.00            (0.05)           (2.04)         (2.09)
----------------------------------------------------------------------------------------------------------
IDEX ALGER AGGRESSIVE
 GROWTH
  Class A                10/31/02  (8)             20.21            (0.20)           (4.74)         (4.94)
                         10/31/01  (8)             32.07            (0.13)          (11.09)        (11.22)
                         10/31/00                  33.05            (0.13)            2.15           2.02
                         10/31/99                  22.24             0.17            11.82          11.99
                         10/31/98                  18.77             0.03             4.02           4.05
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             19.48            (0.32)           (4.57)         (4.89)
                         10/31/01  (8)             31.23            (0.29)          (10.82)        (11.11)
                         10/31/00                  32.44            (0.36)            2.15           1.79
                         10/31/99                  21.93            (0.13)           11.82          11.69
                         10/31/98                  18.58            (0.09)            4.02           3.93
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             19.48            (0.32)           (4.57)         (4.89)
                         10/31/01  (8)             31.23            (0.31)          (10.80)        (11.11)
                         10/31/00  (2)             32.44            (0.36)            2.15           1.79
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             19.59            (0.30)           (4.60)         (4.90)
                         10/31/01  (8)             31.36            (0.27)          (10.86)        (11.13)
                         10/31/00                  32.53            (0.32)            2.15           1.83
                         10/31/99  (2)             21.98            (0.09)           11.82          11.73
                         10/31/98                  18.61            (0.07)            4.02           3.95
----------------------------------------------------------------------------------------------------------
IDEX AMERICAN CENTURY
 INCOME & GROWTH
  Class A                10/31/02  (8)              8.79             0.01            (1.25)         (1.24)
                         10/31/01  (8)             10.83            (0.03)           (2.01)         (2.04)
                         10/31/00                  10.00               --             0.83           0.83
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              8.69            (0.05)           (1.23)         (1.28)
                         10/31/01  (8)             10.79            (0.10)           (2.00)         (2.10)
                         10/31/00                  10.00            (0.04)            0.83           0.79
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              8.69            (0.05)           (1.23)         (1.28)
                         10/31/01  (8)             10.79            (0.08)           (2.02)         (2.10)
                         10/31/00                  10.00            (0.04)            0.83           0.79
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              8.71            (0.04)           (1.24)         (1.28)
                         10/31/01  (8)             10.79            (0.09)           (1.99)         (2.08)
                         10/31/00                  10.00            (0.04)            0.83           0.79
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS

                          FROM NET       FROM NET
                         INVESTMENT      REALIZED         TOTAL
                           INCOME         GAINS       DISTRIBUTIONS
IDEX AGGRESSIVE ASSET
 ALLOCATION
  Class A               $        --    $        --     $        --
----------------------
  Class B                        --             --              --
----------------------
  Class C                        --             --              --
----------------------
  Class M                        --             --              --
----------------------
IDEX ALGER AGGRESSIVE
 GROWTH
  Class A                        --             --              --
                                 --          (0.64)          (0.64)
                                 --          (3.00)          (3.00)
                                 --          (1.18)          (1.18)
                                 --          (0.58)          (0.58)
----------------------
  Class B                        --             --              --
                                 --          (0.64)          (0.64)
                                 --          (3.00)          (3.00)
                                 --          (1.18)          (1.18)
                                 --          (0.58)          (0.58)
----------------------
  Class C                        --             --              --
                                 --          (0.64)          (0.64)
                                 --          (3.00)          (3.00)
----------------------
  Class M                        --             --              --
                                 --          (0.64)          (0.64)
                                 --          (3.00)          (3.00)
                                 --          (1.18)          (1.18)
                                 --          (0.58)          (0.58)
----------------------
IDEX AMERICAN CENTURY
 INCOME & GROWTH
  Class A                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
  Class B                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
  Class C                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
  Class M                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------

See notes to the Financial Highlights on page 202.


The notes to the financial statements are an integral part of these statements.

                                      180
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                          RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,                                          NET INVESTMENT
    VALUE,                           END OF      RATIO OF EXPENSES TO AVERAGE NET      INCOME (LOSS)          PORTFOLIO
     END            TOTAL            PERIOD               ASSETS (1) (5)                 TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)            NET              GROSS        NET ASSETS (1) (5)       RATE (6)
$         7.95         (20.50)%  $        8,368            0.45%             1.65%              (0.44)%            31.23%
---------------------------------------------------------------------------------------------------------------------------
          7.91         (20.90)           10,452            1.10              2.30               (1.09)             31.23
---------------------------------------------------------------------------------------------------------------------------
          7.91         (20.90)            7,948            1.10              2.30               (1.09)             31.23
---------------------------------------------------------------------------------------------------------------------------
          7.91         (20.90)            4,403            1.00              2.20               (0.99)             31.23
---------------------------------------------------------------------------------------------------------------------------
         15.27         (24.44)           59,396            1.55              2.26               (1.05)            174.21
         20.21         (35.56)          104,660            1.55              1.88               (0.56)            104.50
         32.07           4.81           164,730            1.55              1.77               (0.94)            107.81
         33.05          55.49           100,078            1.61              1.90               (1.15)             96.25
         22.24          22.48            46,413            1.85              2.18               (1.11)            142.08
---------------------------------------------------------------------------------------------------------------------------
         14.59         (25.11)           44,439            2.20              2.91               (1.70)            174.21
         19.48         (36.17)           71,834            2.20              2.53               (1.21)            104.50
         31.23           4.13           115,689            2.20              2.42               (1.59)            107.81
         32.44          54.88            47,399            2.26              2.55               (1.80)             96.25
         21.93          22.04            10,564            2.50              2.83               (1.76)            142.08
---------------------------------------------------------------------------------------------------------------------------
         14.59         (25.11)            7,028            2.20              2.91               (1.70)            174.21
         19.48         (36.17)           10,545            2.20              2.53               (1.21)            104.50
         31.23           4.13            16,586            2.20              2.42               (1.59)            107.81
---------------------------------------------------------------------------------------------------------------------------
         14.69         (25.02)            9,906            2.10              2.81               (1.60)            174.21
         19.59         (36.08)           18,146            2.10              2.43               (1.11)            104.50
         31.36           4.24            33,223            2.10              2.32               (1.49)            107.81
         32.53          54.97            18,538            2.16              2.45               (1.70)             96.25
         21.98          22.11             5,573            2.40              2.73               (1.66)            142.08
---------------------------------------------------------------------------------------------------------------------------
          7.55         (14.15)            7,908            1.80              2.43                0.09             160.85
          8.79         (18.80)            5,183            1.55              2.49               (0.28)            113.05
         10.83           8.30             2,974            1.55              6.85               (0.42)            110.96
---------------------------------------------------------------------------------------------------------------------------
          7.41         (14.76)           14,446            2.45              3.08               (0.56)            160.85
          8.69         (19.41)           11,623            2.20              3.14               (0.93)            113.05
         10.79           7.86             3,635            2.20              7.50               (1.07)            110.96
---------------------------------------------------------------------------------------------------------------------------
          7.41         (14.76)            4,223            2.45              3.08               (0.56)            160.85
          8.69         (19.41)            3,985            2.20              3.14               (0.93)            113.05
         10.79           7.86             2,077            2.20              7.50               (1.07)            110.96
---------------------------------------------------------------------------------------------------------------------------
          7.43         (14.68)            2,504            2.35              2.98               (0.46)            160.85
          8.71         (19.32)            2,110            2.10              3.04               (0.83)            113.05
         10.79           7.93               741            2.10              7.40               (0.97)            110.96
---------------------------------------------------------------------------------------------------------------------------

                                      181
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              NET ASSET
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX AMERICAN CENTURY
 INTERNATIONAL
  Class A                10/31/02  (8)       $      8.38      $      0.01      $     (1.39)   $     (1.38)
                         10/31/01  (8)             12.76             0.05            (3.05)         (3.00)
                         10/31/00                  12.85             0.05             0.35           0.40
                         10/31/99                  10.77             0.03             2.05           2.08
                         10/31/98                  10.57             0.07             0.20           0.27
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              8.15            (0.04)           (1.35)         (1.39)
                         10/31/01  (8)             12.53            (0.02)           (2.98)         (3.00)
                         10/31/00                  12.70            (0.03)            0.35           0.32
                         10/31/99                  10.71            (0.06)            2.05           1.99
                         10/31/98                  10.52               --             0.20           0.20
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              8.15            (0.04)           (1.35)         (1.39)
                         10/31/01  (8)             12.53            (0.02)           (2.98)         (3.00)
                         10/31/00                  12.70            (0.03)            0.35           0.32
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              8.18            (0.03)           (1.35)         (1.38)
                         10/31/01  (8)             12.57            (0.01)           (3.00)         (3.01)
                         10/31/00                  12.73            (0.02)            0.35           0.33
                         10/31/99                  10.72            (0.04)            2.05           2.01
                         10/31/98                  10.53             0.01             0.20           0.21
----------------------------------------------------------------------------------------------------------
IDEX CONSERVATIVE
 ASSET ALLOCATION
  Class A                10/31/02  (3)(8)          10.00             0.07            (0.85)         (0.78)
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (3)(8)          10.00             0.03            (0.85)         (0.82)
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (3)(8)          10.00             0.03            (0.85)         (0.82)
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (3)(8)          10.00             0.04            (0.86)         (0.82)
----------------------------------------------------------------------------------------------------------
IDEX FEDERATED TAX
 EXEMPT
  Class A                10/31/02  (8)             11.44             0.38             0.14           0.52
                         10/31/01  (8)             10.91             0.40             0.56           0.96
                         10/31/00                  10.60             0.44             0.42           0.86
                         10/31/99                  11.94             0.44            (1.14)         (0.70)
                         10/31/98                  11.75             0.48             0.34           0.82
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             11.44             0.30             0.11           0.41
                         10/31/01  (8)             10.90             0.34             0.56           0.90
                         10/31/00                  10.59             0.37             0.42           0.79
                         10/31/99                  11.94             0.35            (1.14)         (0.79)
                         10/31/98                  11.74             0.41             0.34           0.75
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             11.44             0.29             0.12           0.41
                         10/31/01  (8)             10.90             0.65             0.25           0.90
                         10/31/00  (2)             10.59             0.37             0.42           0.79
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             11.44             0.36             0.09           0.45
                         10/31/01  (8)             10.91             0.40             0.53           0.93
                         10/31/00                  10.59             0.42             0.42           0.84
                         10/31/99  (2)             11.94             0.39            (1.14)         (0.75)
                         10/31/98                  11.75             0.45             0.34           0.79
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS

                          FROM NET       FROM NET
                         INVESTMENT      REALIZED         TOTAL
                           INCOME         GAINS       DISTRIBUTIONS
IDEX AMERICAN CENTURY
 INTERNATIONAL
  Class A               $        --    $        --     $        --
                                 --          (1.38)          (1.38)
                                 --          (0.49)          (0.49)
                                 --             --              --
                              (0.07)            --           (0.07)
----------------------
  Class B                        --             --              --
                                 --          (1.38)          (1.38)
                                 --          (0.49)          (0.49)
                                 --             --              --
                              (0.01)            --           (0.01)
----------------------
  Class C                        --             --              --
                                 --          (1.38)          (1.38)
                                 --          (0.49)          (0.49)
----------------------
  Class M                        --             --              --
                                 --          (1.38)          (1.38)
                                 --          (0.49)          (0.49)
                                 --             --              --
                              (0.02)            --           (0.02)
----------------------
IDEX CONSERVATIVE
 ASSET ALLOCATION
  Class A                        --             --              --
----------------------
  Class B                        --             --              --
----------------------
  Class C                        --             --              --
----------------------
  Class M                        --             --              --
----------------------
IDEX FEDERATED TAX
 EXEMPT
  Class A                     (0.45)            --           (0.45)
                              (0.43)            --           (0.43)
                              (0.44)         (0.11)          (0.55)
                              (0.44)         (0.20)          (0.64)
                              (0.48)         (0.15)          (0.63)
----------------------
  Class B                     (0.34)            --           (0.34)
                              (0.36)            --           (0.36)
                              (0.37)         (0.11)          (0.48)
                              (0.36)         (0.20)          (0.56)
                              (0.40)         (0.15)          (0.55)
----------------------
  Class C                     (0.34)            --           (0.34)
                              (0.36)            --           (0.36)
                              (0.37)         (0.11)          (0.48)
----------------------
  Class M                     (0.38)            --           (0.38)
                              (0.40)            --           (0.40)
                              (0.41)         (0.11)          (0.52)
                              (0.40)         (0.20)          (0.60)
                              (0.45)         (0.15)          (0.60)
----------------------

See notes to the Financial Highlights on page 202.


The notes to the financial statements are an integral part of these statements.

                                      182
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                           RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,                                           NET INVESTMENT
    VALUE,                           END OF       RATIO OF EXPENSES TO AVERAGE NET      INCOME (LOSS)          PORTFOLIO
     END            TOTAL            PERIOD                ASSETS (1) (5)                 TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)             NET              GROSS        NET ASSETS (1) (5)       RATE (6)
$         7.00         (16.49)%  $      14,921              1.87%             3.68%               0.22%            240.73%
          8.38         (26.43)           5,209              1.55              2.77                0.47             128.78
         12.76           2.74            6,977              1.62              3.56                0.09             108.37
         12.85          19.12            4,902              1.90              3.53               (0.16)             71.70
         10.77           2.58            4,981              2.03              4.22               (0.21)             50.01
----------------------------------------------------------------------------------------------------------------------------
          6.76         (17.09)           5,328              2.52              4.33               (0.43)            240.73
          8.15         (26.96)           5,003              2.20              3.42               (0.18)            128.78
         12.53           2.09            4,407              2.27              4.21               (0.56)            108.37
         12.70          18.45            1,527              2.55              4.18               (0.81)             71.70
         10.71           1.89            1,198              2.68              4.87               (0.86)             50.01
----------------------------------------------------------------------------------------------------------------------------
          6.76         (17.09)           1,381              2.52              4.33               (0.43)            240.73
          8.15         (26.96)             938              2.20              3.42               (0.18)            128.78
         12.53           2.09              629              2.27              4.21               (0.56)            108.37
----------------------------------------------------------------------------------------------------------------------------
          6.80         (17.08)             826              2.42              4.23               (0.33)            240.73
          8.18         (26.88)             872              2.10              3.32               (0.08)            128.78
         12.57           2.19              840              2.17              4.11               (0.46)            108.37
         12.73          18.55              480              2.45              4.08               (0.71)             71.70
         10.72           1.99              397              2.58              4.77               (0.76)             50.01
----------------------------------------------------------------------------------------------------------------------------
          9.22          (7.80)           9,482              0.45              1.21                1.27               8.33
----------------------------------------------------------------------------------------------------------------------------
          9.18          (8.20)          23,229              1.10              1.86                0.62               8.33
----------------------------------------------------------------------------------------------------------------------------
          9.18          (8.20)          11,940              1.10              1.86                0.62               8.33
----------------------------------------------------------------------------------------------------------------------------
          9.18          (8.20)           5,072              1.00              1.76                0.72               8.33
----------------------------------------------------------------------------------------------------------------------------
         11.51           4.26           20,469              1.35              1.46                3.63              55.01
         11.44           8.99           23,190              1.35              1.48                3.80              34.89
         10.91           8.38           16,999              1.35              1.68                4.14              67.32
         10.60          (6.23)          20,996              1.35              1.50                3.83              35.97
         11.94           7.19           22,313              1.23              1.27                4.08              42.42
----------------------------------------------------------------------------------------------------------------------------
         11.51           3.63           12,019              2.00              2.11                2.98              55.01
         11.44           8.32            6,276              2.00              2.13                3.15              34.89
         10.90           7.72            1,728              2.00              2.33                3.49              67.32
         10.59          (6.89)           1,253              2.00              2.15                3.18              35.97
         11.94           6.50              654              1.88              1.92                3.43              42.42
----------------------------------------------------------------------------------------------------------------------------
         11.51           3.63            5,247              2.00              2.11                2.98              55.01
         11.44           8.32            1,636              2.00              2.13                3.15              34.89
         10.90           7.72              195              2.00              2.33                3.49              67.32
----------------------------------------------------------------------------------------------------------------------------
         11.51           4.02            2,878              1.60              1.71                3.38              55.01
         11.44           8.73            2,413              1.60              1.73                3.55              34.89
         10.91           8.13            2,014              1.60              1.93                3.89              67.32
         10.59          (6.56)           2,193              1.60              1.75                3.58              35.97
         11.94           6.92            1,607              1.48              1.52                3.83              42.42
----------------------------------------------------------------------------------------------------------------------------

                                      183
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              NET ASSET
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX GABELLI GLOBAL
 GROWTH
  Class A                10/31/02  (8)       $      6.78      $     (0.03)     $     (1.09)   $     (1.12)
                         10/31/01  (8)             10.06             0.03            (3.27)         (3.24)
                         10/31/00                  10.00             0.03             0.03           0.06
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              6.72            (0.09)           (1.06)         (1.15)
                         10/31/01  (8)             10.05            (0.04)           (3.27)         (3.31)
                         10/31/00                  10.00             0.02             0.03           0.05
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              6.72            (0.09)           (1.06)         (1.15)
                         10/31/01  (8)             10.05            (0.04)           (3.27)         (3.31)
                         10/31/00                  10.00             0.02             0.03           0.05
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              6.73            (0.08)           (1.07)         (1.15)
                         10/31/01  (8)             10.05            (0.03)           (3.27)         (3.30)
                         10/31/00                  10.00             0.02             0.03           0.05
----------------------------------------------------------------------------------------------------------
IDEX GOLDMAN SACHS
 GROWTH
  Class A                10/31/02  (8)              9.10            (0.06)           (1.48)         (1.54)
                         10/31/01  (8)             12.54            (0.05)           (3.25)         (3.30)
                         10/31/00                  11.40             0.02             1.15           1.17
                         10/31/99                  10.00             0.03             1.37           1.40
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              8.92            (0.11)           (1.45)         (1.56)
                         10/31/01  (8)             12.41            (0.11)           (3.24)         (3.35)
                         10/31/00                  11.35            (0.06)            1.15           1.09
                         10/31/99                  10.00            (0.02)            1.37           1.35
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              8.92            (0.12)           (1.44)         (1.56)
                         10/31/01  (8)             12.41            (0.12)           (3.23)         (3.35)
                         10/31/00                  11.35            (0.06)            1.15           1.09
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              8.95            (0.11)           (1.45)         (1.56)
                         10/31/01  (8)             12.43            (0.11)           (3.23)         (3.34)
                         10/31/00                  11.36            (0.05)            1.15           1.10
                         10/31/99                  10.00            (0.01)            1.37           1.36
----------------------------------------------------------------------------------------------------------
IDEX GREAT COMPANIES-
 AMERICA(SM)
  Class A                10/31/02  (8)              8.96            (0.01)           (1.30)         (1.31)
                         10/31/01  (8)             10.58            (0.02)           (1.60)         (1.62)
                         10/31/00                  10.00               --             0.58           0.58
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              8.87            (0.08)           (1.27)         (1.35)
                         10/31/01  (8)             10.56            (0.08)           (1.61)         (1.69)
                         10/31/00                  10.00            (0.02)            0.58           0.56
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              8.87            (0.08)           (1.27)         (1.35)
                         10/31/01  (8)             10.56            (0.08)           (1.61)         (1.69)
                         10/31/00                  10.00            (0.02)            0.58           0.56
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              8.89            (0.07)           (1.28)         (1.35)
                         10/31/01  (8)             10.56            (0.08)           (1.59)         (1.67)
                         10/31/00                  10.00            (0.02)            0.58           0.56
----------------------------------------------------------------------------------------------------------
IDEX GREAT COMPANIES-
 GLOBAL(2)
  Class A                10/31/02  (8)              6.65            (0.01)           (0.78)         (0.79)
                         10/31/01  (8)              9.81            (0.03)           (3.10)         (3.13)
                         10/31/00                  10.00               --            (0.19)         (0.19)
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              6.59            (0.07)           (0.76)         (0.83)
                         10/31/01  (8)              9.80            (0.08)           (3.10)         (3.18)
                         10/31/00                  10.00            (0.01)           (0.19)         (0.20)
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              6.59            (0.06)           (0.77)         (0.83)
                         10/31/01  (8)              9.80            (0.09)           (3.09)         (3.18)
                         10/31/00                  10.00            (0.01)           (0.19)         (0.20)
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              6.60            (0.06)           (0.76)         (0.82)
                         10/31/01  (8)              9.80            (0.08)           (3.09)         (3.17)
                         10/31/00                  10.00            (0.01)           (0.19)         (0.20)


                                       DISTRIBUTIONS

                          FROM NET       FROM NET
                         INVESTMENT      REALIZED         TOTAL
                           INCOME         GAINS       DISTRIBUTIONS
IDEX GABELLI GLOBAL
 GROWTH
  Class A               $        --    $        --     $        --
                              (0.04)            --           (0.04)
                                 --             --              --
----------------------
  Class B                        --             --              --
                              (0.02)            --           (0.02)
                                 --             --              --
----------------------
  Class C                        --             --              --
                              (0.02)            --           (0.02)
                                 --             --              --
----------------------
  Class M                        --             --              --
                              (0.02)            --           (0.02)
                                 --             --              --
----------------------
IDEX GOLDMAN SACHS
 GROWTH
  Class A                        --             --              --
                                 --          (0.14)          (0.14)
                                 --          (0.03)          (0.03)
                                 --             --              --
----------------------
  Class B                        --             --              --
                                 --          (0.14)          (0.14)
                                 --          (0.03)          (0.03)
                                 --             --              --
----------------------
  Class C                        --             --              --
                                 --          (0.14)          (0.14)
                                 --          (0.03)          (0.03)
----------------------
  Class M                        --             --              --
                                 --          (0.14)          (0.14)
                                 --          (0.03)          (0.03)
                                 --             --              --
----------------------
IDEX GREAT COMPANIES-
 AMERICA(SM)
  Class A                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
  Class B                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
  Class C                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
  Class M                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
IDEX GREAT COMPANIES-
 GLOBAL(2)
  Class A                        --             --              --
                                 --          (0.03)          (0.03)
                                 --             --              --
----------------------
  Class B                        --             --              --
                                 --          (0.03)          (0.03)
                                 --             --              --
----------------------
  Class C                        --             --              --
                                 --          (0.03)          (0.03)
                                 --             --              --
----------------------
  Class M                        --             --              --
                                 --          (0.03)          (0.03)
                                 --             --              --

See notes to the Financial Highlights on page 202.

The notes to the financial statements are an integral part of these statements.

                                      184

IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                          RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,                                          NET INVESTMENT
    VALUE,                           END OF      RATIO OF EXPENSES TO AVERAGE NET      INCOME (LOSS)          PORTFOLIO
     END            TOTAL            PERIOD               ASSETS (1) (5)                 TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)            NET              GROSS        NET ASSETS (1) (5)       RATE (6)
$         5.66         (16.48)%  $       22,236            1.75%             2.27%              (0.58)%           123.60%
          6.78         (32.37)           16,107            1.75              2.18                0.28              44.96
         10.06           0.61             4,488            1.75              7.22                3.22                 --
---------------------------------------------------------------------------------------------------------------------------
          5.57         (17.16)           16,363            2.40              2.92               (1.23)            123.60
          6.72         (32.95)           20,536            2.40              2.83               (0.37)             44.96
         10.05           0.52             6,558            2.40              7.87                2.57                 --
---------------------------------------------------------------------------------------------------------------------------
          5.57         (17.16)            5,496            2.40              2.92               (1.23)            123.60
          6.72         (32.95)            8,818            2.40              2.83               (0.37)             44.96
         10.05           0.52             7,468            2.40              7.87                2.57                 --
---------------------------------------------------------------------------------------------------------------------------
          5.58         (17.12)            2,594            2.30              2.82               (1.13)            123.60
          6.73         (32.86)            3,935            2.30              2.73               (0.27)             44.96
         10.05           0.54             2,240            2.30              7.77                2.67                 --
---------------------------------------------------------------------------------------------------------------------------
          7.56         (16.88)            5,752            1.73              2.05               (0.56)             33.59
          9.10         (26.63)            7,361            1.55              2.03               (0.43)             14.72
         12.54          10.29             6,587            1.55              2.53               (0.47)             25.10
         11.40          13.97             1,978            1.55              7.65               (0.55)             21.91
---------------------------------------------------------------------------------------------------------------------------
          7.36         (17.52)           14,130            2.38              2.70               (1.21)             33.59
          8.92         (27.25)           15,081            2.20              2.68               (1.08)             14.72
         12.41           9.54             7,908            2.20              3.18               (1.12)             25.10
         11.35          13.54             2,261            2.20              8.30               (1.20)             21.91
---------------------------------------------------------------------------------------------------------------------------
          7.36         (17.52)            2,301            2.38              2.70               (1.21)             33.59
          8.92         (27.25)            4,719            2.20              2.68               (1.08)             14.72
         12.41           9.54             6,484            2.20              3.18               (1.12)             25.10
---------------------------------------------------------------------------------------------------------------------------
          7.39         (17.43)            3,320            2.28              2.60               (1.11)             33.59
          8.95         (27.15)            3,201            2.10              2.58               (0.98)             14.72
         12.43           9.65             2,976            2.10              3.08               (1.02)             25.10
         11.36          13.61               748            2.10              8.20               (1.10)             21.91
---------------------------------------------------------------------------------------------------------------------------
          7.65         (14.59)           55,508            1.55              1.66               (0.16)             27.70
          8.96         (15.35)           38,345            1.55              1.78               (0.18)             64.93
         10.58           5.81            13,377            1.55              3.38               (0.08)              2.11
---------------------------------------------------------------------------------------------------------------------------
          7.52         (15.26)           53,256            2.20              2.31               (0.81)             27.70
          8.87         (15.98)           40,769            2.20              2.43               (0.83)             64.93
         10.56           5.62             7,839            2.20              4.03               (0.73)              2.11
---------------------------------------------------------------------------------------------------------------------------
          7.52         (15.26)           16,452            2.20              2.31               (0.81)             27.70
          8.87         (15.98)           11,953            2.20              2.43               (0.83)             64.93
         10.56           5.62             2,875            2.20              4.03               (0.73)              2.11
---------------------------------------------------------------------------------------------------------------------------
          7.54         (15.15)            8,710            2.10              2.21               (0.71)             27.70
          8.89         (15.88)            7,296            2.10              2.33               (0.73)             64.93
         10.56           5.65             1,744            2.10              3.93               (0.63)              2.11
---------------------------------------------------------------------------------------------------------------------------
          5.86         (11.90)           11,964            1.55              2.39               (0.26)             65.72
          6.65         (31.99)            5,294            1.55              3.26               (0.37)             80.16
          9.81          (1.92)            2,173            1.55             25.34               (0.52)             15.15
---------------------------------------------------------------------------------------------------------------------------
          5.76         (12.58)            3,251            2.20              3.04               (0.91)             65.72
          6.59         (32.57)            3,400            2.20              3.91               (1.02)             80.16
          9.80          (2.01)              582            2.20             25.99               (1.17)             15.15
---------------------------------------------------------------------------------------------------------------------------
          5.76         (12.58)              988            2.20              3.04               (0.91)             65.72
          6.59         (32.57)            1,112            2.20              3.91               (1.02)             80.16
          9.80          (2.01)              353            2.20             25.99               (1.17)             15.15
---------------------------------------------------------------------------------------------------------------------------
          5.78         (12.40)              768            2.10              2.94               (0.81)             65.72
          6.60         (32.48)              813            2.10              3.81               (0.92)             80.16
          9.80          (1.99)              833            2.10             25.89               (1.07)             15.15
---------------------------------------------------------------------------------------------------------------------------

                                      185
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              NET ASSET
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX GREAT COMPANIES-
 TECHNOLOGY(SM)
  Class A                10/31/02  (8)       $      3.63      $     (0.05)     $     (1.02)   $     (1.07)
                         10/31/01  (8)              7.93            (0.06)           (4.24)         (4.30)
                         10/31/00                  10.00               --            (2.07)         (2.07)
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              3.58            (0.08)           (1.00)         (1.08)
                         10/31/01  (8)              7.91            (0.10)           (4.23)         (4.33)
                         10/31/00                  10.00            (0.02)           (2.07)         (2.09)
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              3.58            (0.08)           (1.00)         (1.08)
                         10/31/01  (8)              7.91            (0.09)           (4.24)         (4.33)
                         10/31/00                  10.00            (0.02)           (2.07)         (2.09)
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              3.59            (0.07)           (1.01)         (1.08)
                         10/31/01  (8)              7.92            (0.09)           (4.24)         (4.33)
                         10/31/00                  10.00            (0.01)           (2.07)         (2.08)
----------------------------------------------------------------------------------------------------------
IDEX ISABELLE SMALL
 CAP VALUE
  Class A                10/31/02  (8)             10.12            (0.07)           (0.96)         (1.03)
                         10/31/01  (8)             10.00            (0.02)            0.14           0.12
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             10.08            (0.19)           (0.91)         (1.10)
                         10/31/01  (8)             10.00            (0.05)            0.13           0.08
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             10.08            (0.19)           (0.91)         (1.10)
                         10/31/01  (8)             10.00            (0.05)            0.13           0.08
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             10.09            (0.19)           (0.90)         (1.09)
                         10/31/01  (8)             10.00            (0.06)            0.15           0.09
----------------------------------------------------------------------------------------------------------
IDEX JANUS BALANCED
  Class A                10/31/02  (8)             17.31             0.29            (1.09)         (0.80)
                         10/31/01  (8)             19.75             0.37            (2.18)         (1.81)
                         10/31/00                  18.96             0.25             1.03           1.28
                         10/31/99                  14.75             0.19             4.27           4.46
                         10/31/98                  14.34             0.15             1.76           1.91
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             17.30             0.18            (1.09)         (0.91)
                         10/31/01  (8)             19.73             0.25            (2.17)         (1.92)
                         10/31/00                  18.95             0.21             1.03           1.24
                         10/31/99                  14.74             0.08             4.27           4.35
                         10/31/98                  14.33             0.06             1.76           1.82
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             17.30             0.18            (1.09)         (0.91)
                         10/31/01  (8)             19.73             0.26            (2.18)         (1.92)
                         10/31/00  (2)             18.95             0.21             1.03           1.24
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             17.30             0.19            (1.09)         (0.90)
                         10/31/01  (8)             19.73             0.28            (2.18)         (1.90)
                         10/31/00                  18.95             0.23             1.03           1.26
                         10/31/99  (2)             14.74             0.10             4.27           4.37
                         10/31/98                  14.33             0.07             1.76           1.83
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS

                          FROM NET       FROM NET
                         INVESTMENT      REALIZED         TOTAL
                           INCOME         GAINS       DISTRIBUTIONS
IDEX GREAT COMPANIES-
 TECHNOLOGY(SM)
  Class A               $        --    $        --     $        --
                                 --             --              --
                                 --             --              --
----------------------
  Class B                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
  Class C                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
  Class M                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
IDEX ISABELLE SMALL
 CAP VALUE
  Class A                        --             --              --
                                 --             --              --
----------------------
  Class B                        --             --              --
                                 --             --              --
----------------------
  Class C                        --             --              --
                                 --             --              --
----------------------
  Class M                        --             --              --
                                 --             --              --
----------------------
IDEX JANUS BALANCED
  Class A                     (0.28)            --           (0.28)
                              (0.35)         (0.28)          (0.63)
                              (0.24)         (0.25)          (0.49)
                              (0.17)         (0.08)          (0.25)
                              (0.15)         (1.35)          (1.50)
----------------------
  Class B                     (0.17)            --           (0.17)
                              (0.23)         (0.28)          (0.51)
                              (0.21)         (0.25)          (0.46)
                              (0.06)         (0.08)          (0.14)
                              (0.06)         (1.35)          (1.41)
----------------------
  Class C                     (0.17)            --           (0.17)
                              (0.23)         (0.28)          (0.51)
                              (0.21)         (0.25)          (0.46)
----------------------
  Class M                     (0.18)            --           (0.18)
                              (0.25)         (0.28)          (0.53)
                              (0.23)         (0.25)          (0.48)
                              (0.08)         (0.08)          (0.16)
                              (0.07)         (1.35)          (1.42)
----------------------

See notes to the Financial Highlights on page 202.


The notes to the financial statements are an integral part of these statements.

                                      186
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                          RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,                                          NET INVESTMENT
    VALUE,                           END OF      RATIO OF EXPENSES TO AVERAGE NET      INCOME (LOSS)          PORTFOLIO
     END            TOTAL            PERIOD               ASSETS (1) (5)                 TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)            NET              GROSS        NET ASSETS (1) (5)       RATE (6)
$         2.56         (29.45)%  $        6,445            1.55%             2.61%              (1.40)%            63.64%
          3.63         (54.26)            7,106            1.55              2.68               (1.04)             57.85
          7.93         (20.66)            6,322            1.55              5.55               (0.64)             11.25
---------------------------------------------------------------------------------------------------------------------------
          2.50         (30.12)            4,348            2.20              3.26               (2.05)             63.64
          3.58         (54.80)            5,938            2.20              3.33               (1.69)             57.85
          7.91         (20.86)            3,295            2.20              6.20               (1.29)             11.25
---------------------------------------------------------------------------------------------------------------------------
          2.50         (30.12)            1,245            2.20              3.26               (2.05)             63.64
          3.58         (54.80)            1,683            2.20              3.33               (1.69)             57.85
          7.91         (20.86)            1,443            2.20              6.20               (1.29)             11.25
---------------------------------------------------------------------------------------------------------------------------
          2.51         (29.99)            1,190            2.10              3.16               (1.95)             63.64
          3.59         (54.71)            1,510            2.10              3.23               (1.59)             57.85
          7.92         (20.83)              710            2.10              6.10               (1.19)             11.25
---------------------------------------------------------------------------------------------------------------------------
          9.09         (10.18)           45,500            1.85              1.98               (0.88)             21.74
         10.12           1.20             6,536            1.85              3.56               (0.32)              7.58
---------------------------------------------------------------------------------------------------------------------------
          8.98         (10.91)           24,391            2.50              2.63               (1.53)             21.74
         10.08           0.80             7,604            2.50              4.21               (0.97)              7.58
---------------------------------------------------------------------------------------------------------------------------
          8.98         (10.91)           12,034            2.50              2.63               (1.53)             21.74
         10.08           0.80             3,545            2.50              4.21               (0.97)              7.58
---------------------------------------------------------------------------------------------------------------------------
          9.00         (10.80)            4,186            2.40              2.53               (1.43)             21.74
         10.09           0.90             1,460            2.40              4.11               (0.87)              7.58
---------------------------------------------------------------------------------------------------------------------------
         16.23          (4.72)          100,923            1.68              1.70                1.70              87.22
         17.31          (9.35)          126,369            1.64              1.66                1.96             113.77
         19.75           7.23           133,445            1.67              1.69                1.73              70.87
         18.96          30.43            67,749            1.81              1.82                1.28              59.57
         14.75          14.69            22,995            1.85              2.04                1.12              61.50
---------------------------------------------------------------------------------------------------------------------------
         16.22          (5.31)          214,019            2.33              2.35                1.05              87.22
         17.30          (9.93)          243,387            2.29              2.31                1.31             113.77
         19.73           6.58           229,160            2.32              2.34                1.08              70.87
         18.95          29.64            92,833            2.46              2.47                0.63              59.57
         14.74          13.97            11,916            2.50              2.69                0.47              61.50
---------------------------------------------------------------------------------------------------------------------------
         16.22          (5.31)           39,636            2.33              2.35                1.05              87.22
         17.30          (9.93)           47,399            2.29              2.31                1.31             113.77
         19.73           6.58            42,447            2.32              2.34                1.08              70.87
---------------------------------------------------------------------------------------------------------------------------
         16.22          (5.23)           50,414            2.23              2.25                1.15              87.22
         17.30          (9.84)           64,641            2.19              2.21                1.41             113.77
         19.73           6.68            66,249            2.22              2.24                1.18              70.87
         18.95          29.76            34,122            2.36              2.37                0.73              59.57
         14.74          14.08             4,897            2.40              2.59                0.57              61.50
---------------------------------------------------------------------------------------------------------------------------

                                      187
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              NET ASSET
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX JANUS CAPITAL
 APPRECIATION
  Class A                10/31/02  (8)       $     13.81      $     (0.17)     $     (3.07)   $     (3.24)
                         10/31/01  (8)             32.08            (0.29)          (17.98)        (18.27)
                         10/31/00                  31.09            (0.13)            3.19           3.06
                         10/31/99                  16.97             0.05            15.88          15.93
                         10/31/98                  15.90             0.01             1.51           1.52
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             13.27            (0.25)           (2.95)         (3.20)
                         10/31/01  (8)             31.25            (0.42)          (17.56)        (17.98)
                         10/31/00                  30.51            (0.38)            3.19           2.81
                         10/31/99                  16.72            (0.28)           15.88          15.60
                         10/31/98                  15.74            (0.08)            1.51           1.43
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             13.27            (0.25)           (2.95)         (3.20)
                         10/31/01  (8)             31.25            (0.42)          (17.56)        (17.98)
                         10/31/00  (2)             30.51            (0.38)            3.19           2.81
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             13.35            (0.24)           (2.96)         (3.20)
                         10/31/01  (8)             31.38            (0.40)          (17.63)        (18.03)
                         10/31/00                  30.60            (0.34)            3.19           2.85
                         10/31/99  (2)             16.76            (0.23)           15.88          15.65
                         10/31/98                  15.77            (0.07)            1.51           1.44
----------------------------------------------------------------------------------------------------------
IDEX JANUS FLEXIBLE
 INCOME
  Class A                10/31/02  (8)              9.99             0.40             0.02           0.42
                         10/31/01  (8)              9.26             0.47             0.71           1.18
                         10/31/00                   9.46             0.57            (0.19)          0.38
                         10/31/99                   9.84             0.54            (0.38)          0.16
                         10/31/98                   9.75             0.61             0.10           0.71
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              9.99             0.34             0.02           0.36
                         10/31/01  (8)              9.26             0.37             0.74           1.11
                         10/31/00                   9.46             0.51            (0.19)          0.32
                         10/31/99                   9.83             0.49            (0.38)          0.11
                         10/31/98                   9.75             0.54             0.10           0.64
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              9.99             0.35             0.01           0.36
                         10/31/01  (8)              9.26             0.41             0.70           1.11
                         10/31/00  (2)              9.46             0.51            (0.19)          0.32
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              9.99             0.36             0.01           0.37
                         10/31/01  (8)              9.26             0.42             0.70           1.12
                         10/31/00                   9.46             0.52            (0.19)          0.33
                         10/31/99  (2)              9.84             0.49            (0.38)          0.11
                         10/31/98                   9.75             0.56             0.10           0.66
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS

                          FROM NET       FROM NET
                         INVESTMENT      REALIZED         TOTAL
                           INCOME         GAINS       DISTRIBUTIONS
IDEX JANUS CAPITAL
 APPRECIATION
  Class A               $        --    $        --     $        --
                                 --             --              --
                                 --          (2.07)          (2.07)
                                 --          (1.81)          (1.81)
                                 --          (0.45)          (0.45)
----------------------
  Class B                        --             --              --
                                 --             --              --
                                 --          (2.07)          (2.07)
                                 --          (1.81)          (1.81)
                                 --          (0.45)          (0.45)
----------------------
  Class C                        --             --              --
                                 --             --              --
                                 --          (2.07)          (2.07)
----------------------
  Class M                        --             --              --
                                 --             --              --
                                 --          (2.07)          (2.07)
                                 --          (1.81)          (1.81)
                                 --          (0.45)          (0.45)
----------------------
IDEX JANUS FLEXIBLE
 INCOME
  Class A                     (0.41)         (0.06)          (0.47)
                              (0.45)            --           (0.45)
                              (0.58)            --           (0.58)
                              (0.54)            --           (0.54)
                              (0.62)            --           (0.62)
----------------------
  Class B                     (0.35)         (0.06)          (0.41)
                              (0.38)            --           (0.38)
                              (0.52)            --           (0.52)
                              (0.48)            --           (0.48)
                              (0.56)            --           (0.56)
----------------------
  Class C                     (0.35)         (0.06)          (0.41)
                              (0.38)            --           (0.38)
                              (0.52)            --           (0.52)
----------------------
  Class M                     (0.36)         (0.06)          (0.42)
                              (0.39)            --           (0.39)
                              (0.53)            --           (0.53)
                              (0.49)            --           (0.49)
                              (0.57)            --           (0.57)
----------------------

See notes to the Financial Highlights on page 202.


The notes to the financial statements are an integral part of these statements.

                                      188
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                          RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,                                          NET INVESTMENT
    VALUE,                           END OF      RATIO OF EXPENSES TO AVERAGE NET      INCOME (LOSS)          PORTFOLIO
     END            TOTAL            PERIOD               ASSETS (1) (5)                 TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)            NET              GROSS        NET ASSETS (1) (5)       RATE (6)
$        10.57         (23.38)%  $       37,451            1.85%             2.67%              (1.34)%            64.74%
         13.81         (56.95)           64,113            1.85              2.01               (1.45)             87.57
         32.08           9.14           176,996            1.85              1.89               (1.53)            103.64
         31.09         102.19            74,614            1.84              2.02               (1.55)             93.54
         16.97           9.87            23,798            1.85              2.24               (1.37)            136.59
---------------------------------------------------------------------------------------------------------------------------
         10.07         (24.04)           43,001            2.50              3.32               (1.99)             64.74
         13.27         (57.53)           75,467            2.50              2.66               (2.10)             87.57
         31.25           8.45           187,067            2.50              2.54               (2.18)            103.64
         30.51         101.72            36,467            2.49              2.67               (2.20)             93.54
         16.72           9.35             3,734            2.50              2.89               (2.02)            136.59
---------------------------------------------------------------------------------------------------------------------------
         10.07         (24.04)            8,088            2.50              3.32               (1.99)             64.74
         13.27         (57.53)           15,363            2.50              2.66               (2.10)             87.57
         31.25           8.45            43,065            2.50              2.54               (2.18)            103.64
---------------------------------------------------------------------------------------------------------------------------
         10.15         (23.98)            9,706            2.40              3.22               (1.89)             64.74
         13.35         (57.44)           18,940            2.40              2.56               (2.00)             87.57
         31.38           8.55            51,450            2.40              2.44               (2.08)            103.64
         30.60         101.79            10,062            2.39              2.57               (2.10)             93.54
         16.76           9.43             1,382            2.40              2.79               (1.92)            136.59
---------------------------------------------------------------------------------------------------------------------------
          9.94           4.45            61,815            1.62              1.65                4.23             245.19
          9.99          13.14            29,600            1.68              1.70                4.84             314.67
          9.26           4.10            16,530            1.84              1.87                6.17             165.55
          9.46           1.70            14,963            1.85              2.00                5.72             100.22
          9.84           7.43            14,970            1.83              1.83                6.22              90.63
---------------------------------------------------------------------------------------------------------------------------
          9.94           3.83            67,220            2.27              2.30                3.58             245.19
          9.99          12.28            40,435            2.33              2.35                4.19             314.67
          9.26           3.46            14,008            2.49              2.51                5.52             165.55
          9.46           1.01             9,006            2.50              2.65                5.07             100.22
          9.83           6.74             2,387            2.48              2.48                5.57              90.63
---------------------------------------------------------------------------------------------------------------------------
          9.94           3.83            17,391            2.27              2.30                3.58             245.19
          9.99          12.28            11,246            2.33              2.35                4.19             314.67
          9.26           3.46             8,169            2.49              2.51                5.52             165.55
---------------------------------------------------------------------------------------------------------------------------
          9.94           3.93            15,952            2.17              2.20                3.68             245.19
          9.99          12.40            14,745            2.23              2.25                4.29             314.67
          9.26           3.56             6,220            2.39              2.41                5.62             165.55
          9.46           1.11             3,778            2.40              2.55                5.17             100.22
          9.84           6.84             2,207            2.38              2.38                5.67              90.63
---------------------------------------------------------------------------------------------------------------------------

                                      189
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              NET ASSET
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX JANUS GLOBAL
  Class A                10/31/02  (8)       $     23.67      $     (0.08)     $     (4.53)   $     (4.61)
                         10/31/01  (8)             40.20            (0.07)          (13.99)        (14.06)
                         10/31/00                  33.80               --             7.53           7.53
                         10/31/99  (7)             24.09             0.22             9.49           9.71
                         10/31/98                  23.74             0.08             2.34           2.42
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             22.71            (0.22)           (4.35)         (4.57)
                         10/31/01  (8)             38.97            (0.27)          (13.52)        (13.79)
                         10/31/00                  32.98            (0.41)            7.53           7.12
                         10/31/99  (7)             23.62            (0.13)            9.49           9.36
                         10/31/98                  23.38            (0.03)            2.34           2.31
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             22.72            (0.22)           (4.36)         (4.58)
                         10/31/01  (8)             38.98            (0.27)          (13.52)        (13.79)
                         10/31/00  (2)             32.98            (0.40)            7.53           7.13
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             22.72            (0.20)           (4.34)         (4.54)
                         10/31/01  (8)             38.94            (0.24)          (13.51)        (13.75)
                         10/31/00                  32.91            (0.37)            7.53           7.16
                         10/31/99  (2)(7)          23.56            (0.14)            9.49           9.35
                         10/31/98                  23.30            (0.01)            2.34           2.33
----------------------------------------------------------------------------------------------------------
IDEX JANUS GROWTH
  Class A                10/31/02  (8)             19.64            (0.22)           (3.55)         (3.77)
                         10/31/01  (8)             43.81            (0.24)          (20.80)        (21.04)
                         10/31/00                  46.72             0.03             5.35           5.38
                         10/31/99                  29.35             0.06            17.70          17.76
                         10/31/98                  25.04            (0.02)            7.64           7.62
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             18.63            (0.34)           (3.36)         (3.70)
                         10/31/01  (8)             42.08            (0.41)          (19.91)        (20.32)
                         10/31/00                  45.38            (0.36)            5.35           4.99
                         10/31/99                  28.63            (0.56)           17.70          17.14
                         10/31/98                  24.55            (0.25)            7.64           7.39
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             18.63            (0.34)           (3.36)         (3.70)
                         10/31/01  (8)             42.08            (0.42)          (19.90)        (20.32)
                         10/31/00  (2)             45.38            (0.36)            5.35           4.99
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             18.78            (0.32)           (3.38)         (3.70)
                         10/31/01  (8)             42.35            (0.39)          (20.05)        (20.44)
                         10/31/00                  45.58            (0.29)            5.35           5.06
                         10/31/99  (2)             28.74            (0.47)           17.70          17.23
                         10/31/98                  24.62            (0.21)            7.64           7.43
----------------------------------------------------------------------------------------------------------
  Class T                10/31/02  (8)             20.20            (0.16)           (3.64)         (3.80)
                         10/31/01  (8)             44.76            (0.14)          (21.29)        (21.43)
                         10/31/00                  47.45             0.25             5.35           5.60
                         10/31/99                  29.74             0.40            17.70          18.10
                         10/31/98  (3)             25.31             0.13             7.64           7.77
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS

                          FROM NET       FROM NET
                         INVESTMENT      REALIZED         TOTAL
                           INCOME         GAINS       DISTRIBUTIONS
IDEX JANUS GLOBAL
  Class A               $        --    $        --     $        --
                                 --          (2.47)          (2.47)
                                 --          (1.13)          (1.13)
                                 --             --              --
                                 --          (2.07)          (2.07)
----------------------
  Class B                        --             --              --
                                 --          (2.47)          (2.47)
                                 --          (1.13)          (1.13)
                                 --             --              --
                                 --          (2.07)          (2.07)
----------------------
  Class C                        --             --              --
                                 --          (2.47)          (2.47)
                                 --          (1.13)          (1.13)
----------------------
  Class M                        --             --              --
                                 --          (2.47)          (2.47)
                                 --          (1.13)          (1.13)
                                 --             --              --
                                 --          (2.07)          (2.07)
----------------------
IDEX JANUS GROWTH
  Class A                        --             --              --
                                 --          (3.13)          (3.13)
                                 --          (8.29)          (8.29)
                                 --          (0.39)          (0.39)
                                 --          (3.31)          (3.31)
----------------------
  Class B                        --             --              --
                                 --          (3.13)          (3.13)
                                 --          (8.29)          (8.29)
                                 --          (0.39)          (0.39)
                                 --          (3.31)          (3.31)
----------------------
  Class C                        --             --              --
                                 --          (3.13)          (3.13)
                                 --          (8.29)          (8.29)
----------------------
  Class M                        --             --              --
                                 --          (3.13)          (3.13)
                                 --          (8.29)          (8.29)
                                 --          (0.39)          (0.39)
                                 --          (3.31)          (3.31)
----------------------
  Class T                        --             --              --
                                 --          (3.13)          (3.13)
                                 --          (8.29)          (8.29)
                                 --          (0.39)          (0.39)
                              (0.03)         (3.31)          (3.34)
----------------------

See notes to the Financial Highlights on page 202.


The notes to the financial statements are an integral part of these statements.

                                      190
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                          RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,                                          NET INVESTMENT
    VALUE,                           END OF      RATIO OF EXPENSES TO AVERAGE NET      INCOME (LOSS)          PORTFOLIO
     END            TOTAL            PERIOD               ASSETS (1) (5)                 TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)            NET              GROSS        NET ASSETS (1) (5)       RATE (6)
$        19.06         (19.46)%  $      225,722            1.88%             1.88%              (0.34)%            72.26%
         23.67         (37.08)          374,626            1.63              1.63               (0.24)             78.87
         40.20          22.26           749,671            1.64              1.64               (0.56)             52.51
         33.80          40.31           487,787            1.73              1.73               (0.22)            145.40
         24.09          11.30           296,450            1.82              1.82               (0.45)             87.68
---------------------------------------------------------------------------------------------------------------------------
         18.14         (20.09)          193,259            2.53              2.53               (0.99)             72.26
         22.71         (37.58)          320,693            2.28              2.28               (0.89)             78.87
         38.97          21.62           614,789            2.29              2.29               (1.21)             52.51
         32.98          39.62           283,847            2.38              2.38               (0.87)            145.40
         23.62          10.93           110,630            2.47              2.47               (1.10)             87.68
---------------------------------------------------------------------------------------------------------------------------
         18.14         (20.09)           27,332            2.53              2.53               (0.99)             72.26
         22.72         (37.58)           54,221            2.28              2.28               (0.89)             78.87
         38.98          21.62           116,071            2.29              2.29               (1.21)             52.51
---------------------------------------------------------------------------------------------------------------------------
         18.18         (20.00)           77,884            2.43              2.43               (0.89)             72.26
         22.72         (37.48)          149,070            2.18              2.18               (0.79)             78.87
         38.94          21.72           306,667            2.19              2.19               (1.11)             52.51
         32.91          39.73           155,147            2.28              2.28               (0.77)            145.40
         23.56          11.08            63,552            2.37              2.37               (1.00)             87.68
---------------------------------------------------------------------------------------------------------------------------
         15.87         (19.21)          505,704            1.66              1.69               (1.10)             62.26
         19.64         (51.31)          770,590            1.49              1.49               (0.83)             64.22
         43.81          10.82         1,727,573            1.39              1.42               (0.61)             40.71
         46.72          61.00         1,467,595            1.40              1.43               (0.60)             70.97
         29.35          35.21           817,749            1.51              1.51               (0.55)             27.19
---------------------------------------------------------------------------------------------------------------------------
         14.93         (19.86)          224,348            2.31              2.35               (1.75)             62.26
         18.63         (51.74)          354,949            2.14              2.14               (1.48)             64.22
         42.08          10.11           775,252            2.04              2.07               (1.26)             40.71
         45.38          60.36           327,926            2.05              2.08               (1.25)             70.97
         28.63          34.96            40,809            2.16              2.16               (1.20)             27.19
---------------------------------------------------------------------------------------------------------------------------
         14.93         (19.86)           32,168            2.31              2.35               (1.75)             62.26
         18.63         (51.74)           54,760            2.14              2.14               (1.48)             64.22
         42.08          10.11           121,633            2.04              2.07               (1.26)             40.71
---------------------------------------------------------------------------------------------------------------------------
         15.08         (19.72)           61,207            2.21              2.25               (1.65)             62.26
         18.78         (51.68)          113,794            2.04              2.04               (1.38)             64.22
         42.35          10.22           287,530            1.94              1.97               (1.16)             40.71
         45.58          60.45           141,586            1.95              1.98               (1.15)             70.97
         28.74          35.00            58,265            2.06              2.06               (1.10)             27.19
---------------------------------------------------------------------------------------------------------------------------
         16.40         (18.82)          368,301            1.31              1.34               (0.75)             62.26
         20.20         (51.07)          546,317            1.14              1.14               (0.48)             64.22
         44.76          11.20         1,232,295            1.04              1.07               (0.26)             40.71
         47.45          61.34         1,166,965            1.05              1.08               (0.25)             70.97
         29.74          35.53           755,770            1.16              1.16               (0.20)             27.19
---------------------------------------------------------------------------------------------------------------------------

                                      191
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              NET ASSET
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX JANUS GROWTH &
 INCOME
  Class A                10/31/02  (8)       $      8.44      $     (0.03)     $     (1.15)   $     (1.18)
                         10/31/01  (8)             10.00             0.03            (1.59)         (1.56)
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              8.38            (0.09)           (1.13)         (1.22)
                         10/31/01  (8)             10.00            (0.03)           (1.59)         (1.62)
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              8.38            (0.10)           (1.12)         (1.22)
                         10/31/01  (8)             10.00            (0.03)           (1.59)         (1.62)
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              8.39            (0.09)           (1.13)         (1.22)
                         10/31/01  (8)             10.00            (0.03)           (1.58)         (1.61)
----------------------------------------------------------------------------------------------------------
IDEX JENNISON EQUITY
 OPPORTUNITY
  Class A                10/31/02  (8)              8.04            (0.05)           (1.11)         (1.16)
                         10/31/01  (8)             10.26            (0.01)           (1.17)         (1.18)
                         10/31/00                  12.14            (0.13)           (1.54)         (1.67)
                         10/31/99                  10.14             0.06             2.78           2.84
                         10/31/98                  12.90             0.03            (1.84)         (1.81)
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              7.77            (0.10)           (1.07)         (1.17)
                         10/31/01  (8)             10.01            (0.05)           (1.15)         (1.20)
                         10/31/00                  11.93            (0.17)           (1.54)         (1.71)
                         10/31/99                  10.02            (0.03)            2.78           2.75
                         10/31/98                  12.85            (0.04)           (1.84)         (1.88)
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              7.77            (0.10)           (1.07)         (1.17)
                         10/31/01  (8)             10.01            (0.05)           (1.15)         (1.20)
                         10/31/00  (2)             11.93            (0.17)           (1.54)         (1.71)
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              7.81            (0.10)           (1.06)         (1.16)
                         10/31/01  (8)             10.05            (0.04)           (1.16)         (1.20)
                         10/31/00                  11.96            (0.16)           (1.54)         (1.70)
                         10/31/99  (2)             10.04            (0.02)            2.78           2.76
                         10/31/98                  12.86            (0.03)           (1.84)         (1.87)
----------------------------------------------------------------------------------------------------------
IDEX LKCM STRATEGIC
 TOTAL RETURN
  Class A                10/31/02  (8)             15.46             0.28            (1.11)         (0.83)
                         10/31/01  (8)             17.02             0.30            (1.51)         (1.21)
                         10/31/00                  17.62             0.27            (0.15)          0.12
                         10/31/99                  16.18             0.20             1.65           1.85
                         10/31/98                  15.91             0.21             0.94           1.15
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             15.45             0.18            (1.11)         (0.93)
                         10/31/01  (8)             17.01             0.19            (1.50)         (1.31)
                         10/31/00                  17.60             0.18            (0.15)          0.03
                         10/31/99                  16.17             0.09             1.65           1.74
                         10/31/98                  15.89             0.11             0.94           1.05
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             15.45             0.18            (1.11)         (0.93)
                         10/31/01  (8)             17.01             0.19            (1.50)         (1.31)
                         10/31/00  (2)             17.60             0.18            (0.15)          0.03
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             15.45             0.19            (1.10)         (0.91)
                         10/31/01  (8)             17.01             0.20            (1.49)         (1.29)
                         10/31/00                  17.61             0.18            (0.15)          0.03
                         10/31/99  (2)             16.17             0.11             1.65           1.76
                         10/31/98                  15.90             0.12             0.94           1.06
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS

                          FROM NET       FROM NET
                         INVESTMENT      REALIZED         TOTAL
                           INCOME         GAINS       DISTRIBUTIONS
IDEX JANUS GROWTH &
 INCOME
  Class A               $        --    $        --     $        --
                                 --             --              --
----------------------
  Class B                        --             --              --
                                 --             --              --
----------------------
  Class C                        --             --              --
                                 --             --              --
----------------------
  Class M                        --             --              --
                                 --             --              --
----------------------
IDEX JENNISON EQUITY
 OPPORTUNITY
  Class A                        --             --              --
                                 --          (1.04)          (1.04)
                                 --          (0.21)          (0.21)
                                 --          (0.84)          (0.84)
                                 --          (0.95)          (0.95)
----------------------
  Class B                        --             --              --
                                 --          (1.04)          (1.04)
                                 --          (0.21)          (0.21)
                                 --          (0.84)          (0.84)
                                 --          (0.95)          (0.95)
----------------------
  Class C                        --             --              --
                                 --          (1.04)          (1.04)
                                 --          (0.21)          (0.21)
----------------------
  Class M                        --             --              --
                                 --          (1.04)          (1.04)
                                 --          (0.21)          (0.21)
                                 --          (0.84)          (0.84)
                                 --          (0.95)          (0.95)
----------------------
IDEX LKCM STRATEGIC
 TOTAL RETURN
  Class A                     (0.27)         (0.02)          (0.29)
                              (0.26)         (0.09)          (0.35)
                              (0.30)         (0.42)          (0.72)
                              (0.20)         (0.21)          (0.41)
                              (0.21)         (0.67)          (0.88)
----------------------
  Class B                     (0.17)         (0.02)          (0.19)
                              (0.16)         (0.09)          (0.25)
                              (0.20)         (0.42)          (0.62)
                              (0.10)         (0.21)          (0.31)
                              (0.10)         (0.67)          (0.77)
----------------------
  Class C                     (0.17)         (0.02)          (0.19)
                              (0.16)         (0.09)          (0.25)
                              (0.20)         (0.42)          (0.62)
----------------------
  Class M                     (0.19)         (0.02)          (0.21)
                              (0.18)         (0.09)          (0.27)
                              (0.21)         (0.42)          (0.63)
                              (0.11)         (0.21)          (0.32)
                              (0.12)         (0.67)          (0.79)
----------------------

See notes to the Financial Highlights on page 202.


The notes to the financial statements are an integral part of these statements.

                                      192
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                          RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,                                          NET INVESTMENT
    VALUE,                           END OF      RATIO OF EXPENSES TO AVERAGE NET      INCOME (LOSS)          PORTFOLIO
     END            TOTAL            PERIOD               ASSETS (1) (5)                 TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)            NET              GROSS        NET ASSETS (1) (5)       RATE (6)
$         7.26         (13.94)%  $       17,754            1.93%             2.28%              (0.41)%            52.81%
          8.44         (15.64)            3,881            1.75              3.26                0.34              44.00
---------------------------------------------------------------------------------------------------------------------------
          7.16         (14.56)           15,868            2.58              2.93               (1.06)             52.81
          8.38         (16.20)           11,884            2.40              3.91               (0.31)             44.00
---------------------------------------------------------------------------------------------------------------------------
          7.16         (14.56)            3,441            2.58              2.93               (1.06)             52.81
          8.38         (16.20)            2,469            2.40              3.91               (0.31)             44.00
---------------------------------------------------------------------------------------------------------------------------
          7.17         (14.53)            1,864            2.48              2.83               (0.96)             52.81
          8.39         (16.11)            1,698            2.30              3.81               (0.21)             44.00
---------------------------------------------------------------------------------------------------------------------------
          6.88         (14.47)           21,836            1.75              1.82               (0.52)             97.50
          8.04         (11.08)           17,670            1.55              2.44               (0.11)            157.51
         10.26         (14.06)            4,147            1.55              2.66               (0.87)            244.18
         12.14          30.07             4,537            1.64              2.87               (0.99)            125.60
         10.14         (14.83)            4,284            1.85              2.44               (0.73)            147.01
---------------------------------------------------------------------------------------------------------------------------
          6.60         (15.10)           37,363            2.40              2.47               (1.17)             97.50
          7.77         (11.54)           31,922            2.20              3.09               (0.76)            157.51
         10.01         (14.70)            3,483            2.20              3.31               (1.52)            244.18
         11.93          29.45             3,868            2.29              3.52               (1.64)            125.60
         10.02         (15.40)            2,460            2.50              3.09               (1.38)            147.01
---------------------------------------------------------------------------------------------------------------------------
          6.60         (15.10)            8,957            2.40              2.47               (1.17)             97.50
          7.77         (11.54)            7,211            2.20              3.09               (0.76)            157.51
         10.01         (14.70)              271            2.20              3.31               (1.52)            244.18
---------------------------------------------------------------------------------------------------------------------------
          6.65         (14.91)            8,055            2.30              2.37               (1.07)             97.50
          7.81         (11.48)            5,994            2.10              2.99               (0.66)            157.51
         10.05         (14.60)              946            2.10              3.21               (1.42)            244.18
         11.96          29.54             1,338            2.19              3.42               (1.54)            125.60
         10.04         (15.31)              879            2.40              2.99               (1.28)            147.01
---------------------------------------------------------------------------------------------------------------------------
         14.34          (5.52)           31,303            1.55              1.85                1.77              13.92
         15.46          (7.13)           37,253            1.55              1.74                1.80              22.54
         17.02           0.64            40,919            1.55              1.69                1.59              56.08
         17.62          11.61            37,959            1.64              1.79                1.20              60.18
         16.18           7.43            32,055            1.85              1.92                1.30              32.12
---------------------------------------------------------------------------------------------------------------------------
         14.33          (6.12)           16,072            2.20              2.51                1.12              13.92
         15.45          (7.72)           19,236            2.20              2.39                1.15              22.54
         17.01           0.03            19,375            2.20              2.34                0.94              56.08
         17.60          10.91            15,531            2.29              2.44                0.55              60.18
         16.17           6.74             9,789            2.50              2.57                0.65              32.12
---------------------------------------------------------------------------------------------------------------------------
         14.33          (6.12)            2,778            2.20              2.50                1.12              13.92
         15.45          (7.72)            2,989            2.20              2.39                1.15              22.54
         17.01           0.03             2,523            2.20              2.34                0.94              56.08
---------------------------------------------------------------------------------------------------------------------------
         14.33          (6.04)            3,934            2.10              2.41                1.22              13.92
         15.45          (7.63)            5,547            2.10              2.29                1.25              22.54
         17.01           0.12             7,026            2.10              2.24                1.04              56.08
         17.61          11.02             8,779            2.19              2.34                0.65              60.18
         16.17           6.85             6,977            2.40              2.47                0.75              32.12
---------------------------------------------------------------------------------------------------------------------------

                                      193
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              NET ASSET
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX MODERATE ASSET
 ALLOCATION
  Class A                10/31/02  (3)(8)    $     10.00      $      0.04      $     (1.28)   $     (1.24)
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (3)(8)          10.00             0.01            (1.30)         (1.29)
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (3)(8)          10.00             0.01            (1.30)         (1.29)
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (3)(8)          10.00             0.01            (1.29)         (1.28)
----------------------------------------------------------------------------------------------------------
IDEX MODERATELY
 AGGRESSIVE ASSET
 ALLOCATION
  Class A                10/31/02  (3)(8)          10.00             0.02            (1.65)         (1.63)
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (3)(8)          10.00            (0.01)           (1.66)         (1.67)
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (3)(8)          10.00            (0.01)           (1.66)         (1.67)
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (3)(8)          10.00            (0.01)           (1.65)         (1.66)
----------------------------------------------------------------------------------------------------------
IDEX MUNDER NET50
  Class A                10/31/02  (8)              4.24            (0.08)           (1.20)         (1.28)
                         10/31/01  (8)             10.00            (0.06)           (5.70)         (5.76)
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              4.19            (0.10)           (1.19)         (1.29)
                         10/31/01  (8)             10.00            (0.12)           (5.69)         (5.81)
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              4.19            (0.11)           (1.18)         (1.29)
                         10/31/01  (8)             10.00            (0.07)           (5.74)         (5.81)
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              4.20            (0.10)           (1.19)         (1.29)
                         10/31/01  (8)             10.00            (0.13)           (5.67)         (5.80)
----------------------------------------------------------------------------------------------------------
IDEX PBHG MID CAP
 GROWTH
  Class A                10/31/02  (8)              9.24            (0.14)           (1.72)         (1.86)
                         10/31/01  (8)             20.94            (0.12)          (11.58)        (11.70)
                         10/31/00                  14.80            (0.02)            6.47           6.45
                         10/31/99                  10.00             0.02             4.78           4.80
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              9.05            (0.19)           (1.69)         (1.88)
                         10/31/01  (8)             20.76            (0.21)          (11.50)        (11.71)
                         10/31/00                  14.76            (0.16)            6.47           6.31
                         10/31/99                  10.00            (0.02)            4.78           4.76
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              9.05            (0.19)           (1.69)         (1.88)
                         10/31/01  (8)             20.76            (0.22)          (11.49)        (11.71)
                         10/31/00                  14.76            (0.16)            6.47           6.31
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              9.08            (0.18)           (1.70)         (1.88)
                         10/31/01  (8)             20.79            (0.20)          (11.51)        (11.71)
                         10/31/00                  14.77            (0.14)            6.47           6.33
                         10/31/99                  10.00            (0.01)            4.78           4.77
----------------------------------------------------------------------------------------------------------
IDEX PBHG TECHNOLOGY &
 COMMUNICATIONS
  Class A                10/31/02  (8)              1.80            (0.03)           (0.80)         (0.83)
                         10/31/01  (8)              6.78            (0.04)           (4.94)         (4.98)
                         10/31/00                  10.00            (0.02)           (3.20)         (3.22)
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              1.75            (0.04)           (0.78)         (0.82)
                         10/31/01  (8)              6.73            (0.06)           (4.92)         (4.98)
                         10/31/00                  10.00            (0.07)           (3.20)         (3.27)
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              1.75            (0.04)           (0.78)         (0.82)
                         10/31/01  (8)              6.73            (0.06)           (4.92)         (4.98)
                         10/31/00                  10.00            (0.07)           (3.20)         (3.27)
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              1.76            (0.04)           (0.78)         (0.82)
                         10/31/01  (8)              6.74            (0.06)           (4.92)         (4.98)
                         10/31/00                  10.00            (0.06)           (3.20)         (3.26)
----------------------------------------------------------------------------------------------------------
IDEX PIMCO TOTAL
 RETURN
  Class A                10/31/02  (8)             10.00             0.13             0.28           0.41
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             10.00             0.09             0.29           0.38
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             10.00             0.09             0.29           0.38
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             10.00             0.11             0.27           0.38
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS

                          FROM NET       FROM NET
                         INVESTMENT      REALIZED         TOTAL
                           INCOME         GAINS       DISTRIBUTIONS
IDEX MODERATE ASSET
 ALLOCATION
  Class A               $        --    $        --     $        --
----------------------
  Class B                        --             --              --
----------------------
  Class C                        --             --              --
----------------------
  Class M                        --             --              --
----------------------
IDEX MODERATELY
 AGGRESSIVE ASSET
 ALLOCATION
  Class A                        --             --              --
----------------------
  Class B                        --             --              --
----------------------
  Class C                        --             --              --
----------------------
  Class M                        --             --              --
----------------------
IDEX MUNDER NET50
  Class A                        --             --              --
                                 --             --              --
----------------------
  Class B                        --             --              --
                                 --             --              --
----------------------
  Class C                        --             --              --
                                 --             --              --
----------------------
  Class M                        --             --              --
                                 --             --              --
----------------------
IDEX PBHG MID CAP
 GROWTH
  Class A                        --             --              --
                                 --             --              --
                                 --          (0.31)          (0.31)
                                 --             --              --
----------------------
  Class B                        --             --              --
                                 --             --              --
                                 --          (0.31)          (0.31)
                                 --             --              --
----------------------
  Class C                        --             --              --
                                 --             --              --
                                 --          (0.31)          (0.31)
----------------------
  Class M                        --             --              --
                                 --             --              --
                                 --          (0.31)          (0.31)
                                 --             --              --
----------------------
IDEX PBHG TECHNOLOGY &
 COMMUNICATIONS
  Class A                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
  Class B                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
  Class C                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
  Class M                        --             --              --
                                 --             --              --
                                 --             --              --
----------------------
IDEX PIMCO TOTAL
 RETURN
  Class A                     (0.09)            --           (0.09)
----------------------
  Class B                     (0.06)            --           (0.06)
----------------------
  Class C                     (0.06)            --           (0.06)
----------------------
  Class M                     (0.06)            --           (0.06)
----------------------

See notes to the Financial Highlights on page 202.

The notes to the financial statements are an integral part of these statements.

                                      194
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                          RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,                                          NET INVESTMENT
    VALUE,                           END OF      RATIO OF EXPENSES TO AVERAGE NET      INCOME (LOSS)          PORTFOLIO
     END            TOTAL            PERIOD               ASSETS (1) (5)                 TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)            NET              GROSS        NET ASSETS (1) (5)       RATE (6)
$         8.76         (12.40)%  $       17,517            0.45%             0.78%               0.83%             11.95%
---------------------------------------------------------------------------------------------------------------------------
          8.71         (12.90)           38,969            1.10              1.43                0.18              11.95
---------------------------------------------------------------------------------------------------------------------------
          8.71         (12.90)           25,444            1.10              1.43                0.18              11.95
---------------------------------------------------------------------------------------------------------------------------
          8.72         (12.80)           11,125            1.00              1.33                0.28              11.95
---------------------------------------------------------------------------------------------------------------------------
          8.37         (16.30)           20,681            0.45              0.90                0.41              20.88
---------------------------------------------------------------------------------------------------------------------------
          8.33         (16.70)           33,241            1.10              1.55               (0.24)             20.88
---------------------------------------------------------------------------------------------------------------------------
          8.33         (16.70)           17,719            1.10              1.55               (0.24)             20.88
---------------------------------------------------------------------------------------------------------------------------
          8.34         (16.60)           12,611            1.00              1.45               (0.14)             20.88
---------------------------------------------------------------------------------------------------------------------------
          2.96         (30.25)              287            1.93              8.95               (1.85)             56.88
          4.24         (57.56)              521            1.75             11.85               (0.86)             49.39
---------------------------------------------------------------------------------------------------------------------------
          2.90         (30.77)              461            2.58              9.60               (2.50)             56.88
          4.19         (58.11)              740            2.40             12.50               (1.51)             49.39
---------------------------------------------------------------------------------------------------------------------------
          2.90         (30.77)              162            2.58              9.60               (2.50)             56.88
          4.19         (58.11)              189            2.40             12.50               (1.51)             49.39
---------------------------------------------------------------------------------------------------------------------------
          2.91         (30.67)               56            2.48              9.50               (2.40)             56.88
          4.20         (58.03)               86            2.30             12.40               (1.41)             49.39
---------------------------------------------------------------------------------------------------------------------------
          7.38         (20.11)           16,555            1.73              2.75               (1.51)            176.30
          9.24         (55.87)           23,952            1.55              2.12               (0.91)            171.89
         20.94          43.78            48,842            1.55              2.06               (0.80)            129.20
         14.80          48.06             2,571            1.55              6.95               (0.88)            150.78
---------------------------------------------------------------------------------------------------------------------------
          7.17         (20.78)           22,081            2.38              3.40               (2.16)            176.30
          9.05         (56.42)           34,017            2.20              2.77               (1.56)            171.89
         20.76          43.07            68,184            2.20              2.71               (1.45)            129.20
         14.76          47.63             2,875            2.20              7.60               (1.53)            150.78
---------------------------------------------------------------------------------------------------------------------------
          7.17         (20.78)            5,226            2.38              3.40               (2.16)            176.30
          9.05         (56.42)            8,595            2.20              2.77               (1.56)            171.89
         20.76          43.07            16,972            2.20              2.71               (1.45)            129.20
---------------------------------------------------------------------------------------------------------------------------
          7.20         (20.69)            3,061            2.28              3.30               (2.06)            176.30
          9.08         (56.33)            5,502            2.10              2.67               (1.46)            171.89
         20.79          43.17            14,734            2.10              2.61               (1.35)            129.20
         14.77          47.70             1,016            2.10              7.50               (1.43)            150.78
---------------------------------------------------------------------------------------------------------------------------
          0.97         (46.05)            5,048            1.93              3.59               (1.80)            252.79
          1.80         (73.48)            9,544            1.75              2.65               (1.26)            270.29
          6.78         (32.21)           26,933            1.75              2.27               (1.19)            142.19
---------------------------------------------------------------------------------------------------------------------------
          0.93         (46.93)            8,421            2.58              4.25               (2.45)            252.79
          1.75         (73.98)           16,284            2.40              3.30               (1.91)            270.29
          6.73         (32.65)           40,165            2.40              2.92               (1.84)            142.19
---------------------------------------------------------------------------------------------------------------------------
          0.93         (46.93)            2,221            2.58              4.25               (2.45)            252.79
          1.75         (73.98)            4,078            2.40              3.30               (1.91)            270.29
          6.73         (32.65)           11,750            2.40              2.92               (1.84)            142.19
---------------------------------------------------------------------------------------------------------------------------
          0.94         (46.57)            1,168            2.48              4.15               (2.35)            252.79
          1.76         (73.91)            2,626            2.30              3.20               (1.81)            270.29
          6.74         (32.58)            9,361            2.30              2.82               (1.74)            142.19
---------------------------------------------------------------------------------------------------------------------------
         10.32           4.13            40,767            1.65              1.81                2.28             240.42
---------------------------------------------------------------------------------------------------------------------------
         10.32           3.80            30,909            2.30              2.46                1.63             240.42
---------------------------------------------------------------------------------------------------------------------------
         10.32           3.80            11,667            2.30              2.46                1.63             240.42
---------------------------------------------------------------------------------------------------------------------------
         10.32           3.85             4,333            2.20              2.36                1.73             240.42
---------------------------------------------------------------------------------------------------------------------------

                                      195
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              NET ASSET
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX PROTECTED
 PRINCIPAL STOCK
  Class A                10/31/02  (8)       $     10.00      $     (0.02)     $      0.03    $      0.01
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             10.00            (0.04)            0.05           0.01
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             10.00            (0.04)            0.05           0.01
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             10.00            (0.04)            0.05           0.01
----------------------------------------------------------------------------------------------------------
IDEX SALOMON ALL CAP
  Class A                10/31/02  (8)             13.63               --            (3.15)         (3.15)
                         10/31/01  (8)             15.51             0.12            (1.58)         (1.46)
                         10/31/00                  11.70             0.08             3.92           4.00
                         10/31/99                  10.00             0.02             1.68           1.70
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             13.41            (0.10)           (3.09)         (3.19)
                         10/31/01  (8)             15.36             0.02            (1.55)         (1.53)
                         10/31/00                  11.66            (0.03)            3.92           3.89
                         10/31/99                  10.00            (0.02)            1.68           1.66
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             13.42            (0.10)           (3.10)         (3.20)
                         10/31/01  (8)             15.36             0.02            (1.54)         (1.52)
                         10/31/00                  11.66            (0.03)            3.92           3.89
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             13.44            (0.08)           (3.10)         (3.18)
                         10/31/01  (8)             15.38             0.04            (1.56)         (1.52)
                         10/31/00                  11.67            (0.02)            3.92           3.90
                         10/31/99                  10.00            (0.01)            1.68           1.67
----------------------------------------------------------------------------------------------------------
IDEX SALOMON INVESTORS
 VALUE
  Class A                10/31/02  (8)             12.55             0.04            (2.10)         (2.06)
                         10/31/01  (8)             12.91             0.07            (0.42)         (0.35)
                         10/31/00                  11.28             0.09             1.54           1.63
                         10/31/99                  11.09             0.05             0.41           0.46
                         10/31/98                  11.71             0.03            (0.61)         (0.58)
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             12.19            (0.01)           (2.06)         (2.07)
                         10/31/01  (8)             12.61            (0.02)           (0.39)         (0.41)
                         10/31/00                  11.09            (0.02)            1.54           1.52
                         10/31/99                  10.98            (0.03)            0.41           0.38
                         10/31/98                  11.67            (0.04)           (0.61)         (0.65)
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             12.19            (0.01)           (2.06)         (2.07)
                         10/31/01  (8)             12.61            (0.02)           (0.39)         (0.41)
                         10/31/00  (2)             11.09            (0.02)            1.54           1.52
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             12.25               --            (2.07)         (2.07)
                         10/31/01  (8)             12.66            (0.01)           (0.39)         (0.40)
                         10/31/00                  11.12               --             1.54           1.54
                         10/31/99  (2)             11.00            (0.02)            0.41           0.39
                         10/31/98                  11.67            (0.02)           (0.61)         (0.63)
----------------------------------------------------------------------------------------------------------
IDEX T. ROWE PRICE
 HEALTH SCIENCES
  Class A                10/31/02  (8)             10.00            (0.08)           (1.64)         (1.72)
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             10.00            (0.11)           (1.65)         (1.76)
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             10.00            (0.12)           (1.64)         (1.76)
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             10.00            (0.12)           (1.64)         (1.76)
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS

                          FROM NET       FROM NET
                         INVESTMENT      REALIZED         TOTAL
                           INCOME         GAINS       DISTRIBUTIONS
IDEX PROTECTED
 PRINCIPAL STOCK
  Class A               $        --    $        --     $        --
----------------------
  Class B                        --             --              --
----------------------
  Class C                        --             --              --
----------------------
  Class M                        --             --              --
----------------------
IDEX SALOMON ALL CAP
  Class A                        --          (0.14)          (0.14)
                                 --          (0.42)          (0.42)
                                 --          (0.19)          (0.19)
                                 --             --              --
----------------------
  Class B                        --          (0.14)          (0.14)
                                 --          (0.42)          (0.42)
                                 --          (0.19)          (0.19)
                                 --             --              --
----------------------
  Class C                        --          (0.14)          (0.14)
                                 --          (0.42)          (0.42)
                                 --          (0.19)          (0.19)
----------------------
  Class M                        --          (0.14)          (0.14)
                                 --          (0.42)          (0.42)
                                 --          (0.19)          (0.19)
                                 --             --              --
----------------------
IDEX SALOMON INVESTORS
 VALUE
  Class A                        --          (0.28)          (0.28)
                                 --          (0.01)          (0.01)
                                 --             --              --
                                 --          (0.27)          (0.27)
                                 --          (0.04)          (0.04)
----------------------
  Class B                        --          (0.28)          (0.28)
                                 --          (0.01)          (0.01)
                                 --             --              --
                                 --          (0.27)          (0.27)
                                 --          (0.04)          (0.04)
----------------------
  Class C                        --          (0.28)          (0.28)
                                 --          (0.01)          (0.01)
                                 --             --              --
----------------------
  Class M                        --          (0.28)          (0.28)
                                 --          (0.01)          (0.01)
                                 --             --              --
                                 --          (0.27)          (0.27)
                                 --          (0.04)          (0.04)
----------------------
IDEX T. ROWE PRICE
 HEALTH SCIENCES
  Class A                        --             --              --
----------------------
  Class B                        --             --              --
----------------------
  Class C                        --             --              --
----------------------
  Class M                        --             --              --
----------------------

See notes to the Financial Highlights on page 202.


The notes to the financial statements are an integral part of these statements.

                                      196
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                          RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,                                          NET INVESTMENT
    VALUE,                           END OF      RATIO OF EXPENSES TO AVERAGE NET      INCOME (LOSS)          PORTFOLIO
     END            TOTAL            PERIOD               ASSETS (1) (5)                 TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)            NET              GROSS        NET ASSETS (1) (5)       RATE (6)
$        10.01           0.10%   $       10,381            2.25%             2.62%              (0.70)%            14.30%
---------------------------------------------------------------------------------------------------------------------------
         10.01           0.10            47,170            2.90              3.28               (1.35)             14.30
---------------------------------------------------------------------------------------------------------------------------
         10.01           0.10             6,969            2.90              3.28               (1.35)             14.30
---------------------------------------------------------------------------------------------------------------------------
         10.01           0.10             4,076            2.80              3.18               (1.25)             14.30
---------------------------------------------------------------------------------------------------------------------------
         10.34         (23.44)           57,528            1.55              1.65               (0.03)            162.46
         13.63          (9.49)           77,791            1.58              1.68                0.75              81.62
         15.51          34.50            25,575            1.55              2.41                0.45              91.39
         11.70          17.03             1,880            1.55              8.85                0.35              82.70
---------------------------------------------------------------------------------------------------------------------------
         10.08         (24.11)          130,709            2.20              2.30               (0.68)            162.46
         13.41         (10.09)          167,214            2.23              2.33                0.10              81.62
         15.36          33.72            38,203            2.20              3.06               (0.20)             91.39
         11.66          16.60             1,571            2.20              9.50               (0.30)             82.70
---------------------------------------------------------------------------------------------------------------------------
         10.08         (24.11)           35,248            2.20              2.30               (0.68)            162.46
         13.42         (10.09)           46,369            2.23              2.33                0.10              81.62
         15.36          33.72            10,675            2.20              3.06               (0.20)             91.39
---------------------------------------------------------------------------------------------------------------------------
         10.12         (24.00)           37,471            2.10              2.20               (0.58)            162.46
         13.44         (10.00)           52,684            2.13              2.23                0.20              81.62
         15.38          33.84            10,785            2.10              2.96               (0.10)             91.39
         11.67          16.67               728            2.10              9.40               (0.20)             82.70
---------------------------------------------------------------------------------------------------------------------------
         10.21         (16.90)           46,960            1.55              1.91                0.56             100.83
         12.55          (2.68)           12,176            1.55              1.93                0.48              29.40
         12.91          14.38             8,431            1.55              2.20                0.40              49.75
         11.28           4.34             7,972            1.64              2.28                0.21              26.29
         11.09          (4.96)            8,035            1.85              2.51                  --              30.43
---------------------------------------------------------------------------------------------------------------------------
          9.84         (17.47)           16,980            2.20              2.56               (0.09)            100.83
         12.19          (3.31)           20,034            2.20              2.58               (0.17)             29.40
         12.61          13.72            10,448            2.20              2.85               (0.25)             49.75
         11.09           3.68             7,311            2.29              2.93               (0.44)             26.29
         10.98          (5.55)            5,020            2.50              3.16               (0.65)             30.43
---------------------------------------------------------------------------------------------------------------------------
          9.84         (17.47)            2,295            2.20              2.56               (0.09)            100.83
         12.19          (3.31)            2,288            2.20              2.58               (0.17)             29.40
         12.61          13.72             1,094            2.20              2.85               (0.25)             49.75
---------------------------------------------------------------------------------------------------------------------------
          9.90         (17.35)            2,284            2.10              2.46                0.01             100.83
         12.25          (3.21)            3,373            2.10              2.48               (0.07)             29.40
         12.66          13.82             2,508            2.10              2.75               (0.15)             49.75
         11.12           3.79             2,204            2.19              2.83               (0.34)             26.29
         11.00          (5.46)            2,013            2.40              3.06               (0.55)             30.43
---------------------------------------------------------------------------------------------------------------------------
          8.28         (17.20)            3,804            1.95              8.76               (1.51)             42.79
---------------------------------------------------------------------------------------------------------------------------
          8.24         (17.60)              758            2.60              9.41               (2.16)             42.79
---------------------------------------------------------------------------------------------------------------------------
          8.24         (17.60)              308            2.60              9.41               (2.16)             42.79
---------------------------------------------------------------------------------------------------------------------------
          8.24         (17.60)              177            2.50              9.31               (2.06)             42.79
---------------------------------------------------------------------------------------------------------------------------

                                      197
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              NET ASSET
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX T. ROWE PRICE
 SMALL CAP
  Class A                10/31/02  (8)       $      9.46      $     (0.16)     $     (1.47)   $     (1.63)
                         10/31/01  (8)             13.17            (0.14)           (3.56)         (3.70)
                         10/31/00                  11.01            (0.07)            2.51           2.44
                         10/31/99                  10.00             0.02             0.99           1.01
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              9.29            (0.22)           (1.44)         (1.66)
                         10/31/01  (8)             13.05            (0.21)           (3.54)         (3.75)
                         10/31/00                  10.97            (0.15)            2.51           2.36
                         10/31/99                  10.00            (0.02)            0.99           0.97
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              9.29            (0.21)           (1.45)         (1.66)
                         10/31/01  (8)             13.05            (0.24)           (3.51)         (3.75)
                         10/31/00                  10.97            (0.15)            2.51           2.36
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              9.31            (0.19)           (1.46)         (1.65)
                         10/31/01  (8)             13.07            (0.20)           (3.55)         (3.75)
                         10/31/00                  10.98            (0.14)            2.51           2.37
                         10/31/99                  10.00            (0.01)            0.99           0.98
----------------------------------------------------------------------------------------------------------
IDEX T. ROWE PRICE
 TAX-EFFICIENT GROWTH
  Class A                10/31/02  (8)              9.54            (0.02)           (1.43)         (1.45)
                         10/31/01  (8)             10.64             0.05            (1.13)         (1.08)
                         10/31/00                  10.20             0.08             0.44           0.52
                         10/31/99                  10.00             0.06             0.18           0.24
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              9.49            (0.09)           (1.41)         (1.50)
                         10/31/01  (8)             10.63            (0.02)           (1.12)         (1.14)
                         10/31/00                  10.19             0.02             0.44           0.46
                         10/31/99                  10.00             0.01             0.18           0.19
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              9.49            (0.09)           (1.41)         (1.50)
                         10/31/01  (8)             10.63            (0.02)           (1.12)         (1.14)
                         10/31/00                  10.19             0.02             0.44           0.46
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              9.49            (0.08)           (1.41)         (1.49)
                         10/31/01  (8)             10.63            (0.01)           (1.13)         (1.14)
                         10/31/00                  10.19             0.03             0.44           0.47
                         10/31/99                  10.00             0.02             0.18           0.20
----------------------------------------------------------------------------------------------------------
IDEX TRANSAMERICA
 CONSERVATIVE HIGH-
 YIELD BOND
  Class A                10/31/02  (8)              9.26             0.57            (1.31)         (0.74)
                         10/31/01  (8)              9.24             0.72             0.01           0.73
                         10/31/00                   9.67             0.69            (0.37)          0.32
                         10/31/99                  10.43             0.65            (0.54)          0.11
                         10/31/98                  10.96             0.69            (0.30)          0.39
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)              9.26             0.52            (1.32)         (0.80)
                         10/31/01  (8)              9.24             0.57             0.10           0.67
                         10/31/00                   9.67             0.63            (0.37)          0.26
                         10/31/99                  10.42             0.59            (0.54)          0.05
                         10/31/98                  10.96             0.61            (0.30)          0.31
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)              9.26             0.51            (1.32)         (0.81)
                         10/31/01  (8)              9.24             0.52             0.15           0.67
                         10/31/00  (2)              9.67             0.63            (0.37)          0.26
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)              9.26             0.53            (1.32)         (0.79)
                         10/31/01  (8)              9.24             0.63             0.05           0.68
                         10/31/00                   9.67             0.64            (0.37)          0.27
                         10/31/99  (2)             10.42             0.60            (0.54)          0.06
                         10/31/98                  10.96             0.62            (0.30)          0.32
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS

                          FROM NET       FROM NET
                         INVESTMENT      REALIZED         TOTAL
                           INCOME         GAINS       DISTRIBUTIONS
IDEX T. ROWE PRICE
 SMALL CAP
  Class A               $        --    $        --     $        --
                                 --          (0.01)          (0.01)
                                 --          (0.28)          (0.28)
                                 --             --              --
----------------------
  Class B                        --             --              --
                                 --          (0.01)          (0.01)
                                 --          (0.28)          (0.28)
                                 --             --              --
----------------------
  Class C                        --             --              --
                                 --          (0.01)          (0.01)
                                 --          (0.28)          (0.28)
----------------------
  Class M                        --             --              --
                                 --          (0.01)          (0.01)
                                 --          (0.28)          (0.28)
                                 --             --              --
----------------------
IDEX T. ROWE PRICE
 TAX-EFFICIENT GROWTH
  Class A                        --             --              --
                              (0.02)            --           (0.02)
                              (0.08)            --           (0.08)
                              (0.04)            --           (0.04)
----------------------
  Class B                        --             --              --
                                 --             --              --
                              (0.02)            --           (0.02)
                                 --             --              --
----------------------
  Class C                        --             --              --
                                 --             --              --
                              (0.02)            --           (0.02)
----------------------
  Class M                        --             --              --
                                 --             --              --
                              (0.03)            --           (0.03)
                              (0.01)            --           (0.01)
----------------------
IDEX TRANSAMERICA
 CONSERVATIVE HIGH-
 YIELD BOND
  Class A                     (0.59)            --           (0.59)
                              (0.71)            --           (0.71)
                              (0.69)         (0.06)          (0.75)
                              (0.67)         (0.20)          (0.87)
                              (0.70)         (0.22)          (0.92)
----------------------
  Class B                     (0.53)            --           (0.53)
                              (0.65)            --           (0.65)
                              (0.63)         (0.06)          (0.69)
                              (0.60)         (0.20)          (0.80)
                              (0.63)         (0.22)          (0.85)
----------------------
  Class C                     (0.53)            --           (0.53)
                              (0.65)            --           (0.65)
                              (0.63)         (0.06)          (0.69)
----------------------
  Class M                     (0.54)            --           (0.54)
                              (0.66)            --           (0.66)
                              (0.64)         (0.06)          (0.70)
                              (0.61)         (0.20)          (0.81)
                              (0.64)         (0.22)          (0.86)
----------------------

See notes to the Financial Highlights on page 202.

The notes to the financial statements are an integral part of these statements.

                                      198
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                          RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,                                          NET INVESTMENT
    VALUE,                           END OF      RATIO OF EXPENSES TO AVERAGE NET      INCOME (LOSS)          PORTFOLIO
     END            TOTAL            PERIOD               ASSETS (1) (5)                 TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)            NET              GROSS        NET ASSETS (1) (5)       RATE (6)
$         7.83         (17.22)%  $        6,487            1.74%             2.67%              (1.52)%            55.06%
          9.46         (28.11)            7,067            1.55              2.56               (1.30)             48.58
         13.17          22.31             8,262            1.55              2.83               (1.14)             52.97
         11.01          10.13             1,272            1.55              7.93               (1.15)             42.52
---------------------------------------------------------------------------------------------------------------------------
          7.63         (17.85)            8,860            2.39              3.32               (2.17)             55.06
          9.29         (28.73)            9,496            2.20              3.21               (1.95)             48.58
         13.05          21.63             8,119            2.20              3.48               (1.79)             52.97
         10.97           9.70             1,135            2.20              8.58               (1.80)             42.52
---------------------------------------------------------------------------------------------------------------------------
          7.63         (17.85)            1,975            2.39              3.32               (2.17)             55.06
          9.29         (28.73)            1,943            2.20              3.21               (1.95)             48.58
         13.05          21.63             1,626            2.20              3.48               (1.79)             52.97
---------------------------------------------------------------------------------------------------------------------------
          7.66         (17.76)            1,547            2.29              3.22               (2.07)             55.06
          9.31         (28.64)            2,161            2.10              3.11               (1.85)             48.58
         13.07          21.73             2,489            2.10              3.38               (1.69)             52.97
         10.98           9.77               685            2.10              8.48               (1.70)             42.52
---------------------------------------------------------------------------------------------------------------------------
          8.09         (15.20)           21,389            1.68              1.95               (0.27)             75.50
          9.54         (10.14)            8,552            1.55              2.07                0.47              30.02
         10.64           5.14             5,452            1.55              2.68                0.66              58.32
         10.20           2.40             1,840            1.55              7.57                1.09              20.48
---------------------------------------------------------------------------------------------------------------------------
          7.99         (15.84)           11,897            2.33              2.60               (0.92)             75.50
          9.49         (10.75)           15,500            2.20              2.72               (0.18)             30.02
         10.63           4.49             7,597            2.20              3.33                0.01              58.32
         10.19           1.96             2,134            2.20              8.22                0.44              20.48
---------------------------------------------------------------------------------------------------------------------------
          7.99         (15.84)            2,920            2.33              2.60               (0.92)             75.50
          9.49         (10.75)            3,419            2.20              2.72               (0.18)             30.02
         10.63           4.49             1,935            2.20              3.33                0.01              58.32
---------------------------------------------------------------------------------------------------------------------------
          8.00         (15.71)            2,082            2.23              2.50               (0.82)             75.50
          9.49         (10.66)            2,888            2.10              2.62               (0.08)             30.02
         10.63           4.59             1,916            2.10              3.23                0.11              58.32
         10.19           2.03             1,058            2.10              8.12                0.54              20.48
---------------------------------------------------------------------------------------------------------------------------
          7.93          (8.48)           60,332            1.35              1.35                6.61              64.29
          9.26           8.12            50,755            1.41              1.41                7.35              16.01
          9.24           3.37            49,259            1.36              1.36                7.34              11.37
          9.67           1.09            59,082            1.38              1.38                6.41              26.95
         10.43           3.54            63,494            1.24              1.24                6.38              53.09
---------------------------------------------------------------------------------------------------------------------------
          7.93          (9.03)           31,336            2.00              2.00                5.96              64.29
          9.26           7.45            35,471            2.06              2.06                6.70              16.01
          9.24           2.74            13,808            2.01              2.01                6.69              11.37
          9.67           0.38            12,930            2.03              2.03                5.76              26.95
         10.42           2.87             5,041            1.89              1.89                5.73              53.09
---------------------------------------------------------------------------------------------------------------------------
          7.92          (9.03)            6,340            2.00              2.00                5.96              64.29
          9.26           7.45             8,267            2.06              2.06                6.70              16.01
          9.24           2.74             1,025            2.01              2.01                6.69              11.37
---------------------------------------------------------------------------------------------------------------------------
          7.93          (8.95)            5,934            1.90              1.90                6.06              64.29
          9.26           7.56             8,005            1.96              1.96                6.80              16.01
          9.24           2.84             4,319            1.91              1.91                6.79              11.37
          9.67           0.54             5,515            1.93              1.93                5.86              26.95
         10.42           2.97             4,073            1.79              1.79                5.83              53.09
---------------------------------------------------------------------------------------------------------------------------

                                      199
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              NET ASSET
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX TRANSAMERICA
 CONVERTIBLE
 SECURITIES
Class A                  10/31/02  (8)       $     10.00      $      0.14      $     (0.67)   $     (0.53)
----------------------------------------------------------------------------------------------------------
Class B                  10/31/02  (8)             10.00             0.11            (0.68)         (0.57)
----------------------------------------------------------------------------------------------------------
Class C                  10/31/02  (8)             10.00             0.11            (0.68)         (0.57)
----------------------------------------------------------------------------------------------------------
Class M                  10/31/02  (8)             10.00             0.12            (0.68)         (0.56)
----------------------------------------------------------------------------------------------------------
IDEX TRANSAMERICA
 EQUITY
Class A                  10/31/02  (8)              6.38            (0.07)           (0.79)         (0.86)
                         10/31/01  (8)             10.16            (0.10)           (3.68)         (3.78)
                         10/31/00                  10.00            (0.02)            0.18           0.16
----------------------------------------------------------------------------------------------------------
Class B                  10/31/02  (8)              6.29            (0.12)           (0.77)         (0.89)
                         10/31/01  (8)             10.12            (0.16)           (3.67)         (3.83)
                         10/31/00                  10.00            (0.06)            0.18           0.12
----------------------------------------------------------------------------------------------------------
Class C                  10/31/02  (8)              6.29            (0.12)           (0.77)         (0.89)
                         10/31/01  (8)             10.12            (0.16)           (3.67)         (3.83)
                         10/31/00                  10.00            (0.06)            0.18           0.12
----------------------------------------------------------------------------------------------------------
Class M                  10/31/02  (8)              6.31            (0.11)           (0.78)         (0.89)
                         10/31/01  (8)             10.12            (0.14)           (3.67)         (3.81)
                         10/31/00                  10.00            (0.06)            0.18           0.12
----------------------------------------------------------------------------------------------------------
IDEX TRANSAMERICA
 GROWTH OPPORTUNITIES
Class A                  10/31/02  (8)              4.81            (0.06)            0.06             --
                         10/31/01  (8)              8.70            (0.07)           (3.82)         (3.89)
                         10/31/00                  10.00            (0.02)           (1.28)         (1.30)
----------------------------------------------------------------------------------------------------------
Class B                  10/31/02  (8)              4.73            (0.11)            0.08          (0.03)
                         10/31/01  (8)              8.66            (0.10)           (3.83)         (3.93)
                         10/31/00                  10.00            (0.06)           (1.28)         (1.34)
----------------------------------------------------------------------------------------------------------
Class C                  10/31/02  (8)              4.74            (0.10)            0.06          (0.04)
                         10/31/01  (8)              8.66            (0.11)           (3.81)         (3.92)
                         10/31/00                  10.00            (0.06)           (1.28)         (1.34)
----------------------------------------------------------------------------------------------------------
Class M                  10/31/02  (8)              4.75            (0.10)            0.07          (0.03)
                         10/31/01  (8)              8.67            (0.10)           (3.82)         (3.92)
                         10/31/00                  10.00            (0.05)           (1.28)         (1.33)
----------------------------------------------------------------------------------------------------------
IDEX TRANSAMERICA
 MONEY MARKET
Class A                  10/31/02  (8)              1.00             0.01               --           0.01
----------------------------------------------------------------------------------------------------------
Class B                  10/31/02  (8)              1.00               --               --             --
----------------------------------------------------------------------------------------------------------
Class C                  10/31/02  (8)              1.00               --               --             --
----------------------------------------------------------------------------------------------------------
Class M                  10/31/02  (8)              1.00               --               --             --
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS

                          FROM NET       FROM NET
                         INVESTMENT      REALIZED         TOTAL
                           INCOME         GAINS       DISTRIBUTIONS
IDEX TRANSAMERICA
 CONVERTIBLE
 SECURITIES
Class A                 $     (0.08)   $        --     $     (0.08)
----------------------
Class B                       (0.05)            --           (0.05)
----------------------
Class C                       (0.05)            --           (0.05)
----------------------
Class M                       (0.06)            --           (0.06)
----------------------
IDEX TRANSAMERICA
 EQUITY
Class A                          --             --              --
                                 --             --              --
                                 --             --              --
----------------------
Class B                          --             --              --
                                 --             --              --
                                 --             --              --
----------------------
Class C                          --             --              --
                                 --             --              --
                                 --             --              --
----------------------
Class M                          --             --              --
                                 --             --              --
                                 --             --              --
----------------------
IDEX TRANSAMERICA
 GROWTH OPPORTUNITIES
Class A                          --             --              --
                                 --             --              --
                                 --             --              --
----------------------
Class B                          --             --              --
                                 --             --              --
                                 --             --              --
----------------------
Class C                          --             --              --
                                 --             --              --
                                 --             --              --
----------------------
Class M                          --             --              --
                                 --             --              --
                                 --             --              --
----------------------
IDEX TRANSAMERICA
 MONEY MARKET
Class A                       (0.01)            --           (0.01)
----------------------
Class B                          --             --              --
----------------------
Class C                          --             --              --
----------------------
Class M                          --             --              --
----------------------

See notes to the Financial Highlights on page 202.


The notes to the financial statements are an integral part of these statements.

                                      200
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                          RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,                                          NET INVESTMENT
    VALUE,                           END OF      RATIO OF EXPENSES TO AVERAGE NET      INCOME (LOSS)          PORTFOLIO
     END            TOTAL            PERIOD               ASSETS (1) (5)                 TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)            NET              GROSS        NET ASSETS (1) (5)       RATE (6)
$         9.39          (5.42)%  $       10,205            1.73%             3.85%               2.59%            170.42%
---------------------------------------------------------------------------------------------------------------------------
          9.38          (5.68)            1,138            2.38              4.50                1.94             170.42
---------------------------------------------------------------------------------------------------------------------------
          9.38          (5.68)              934            2.38              4.50                1.94             170.42
---------------------------------------------------------------------------------------------------------------------------
          9.38          (5.64)              308            2.28              4.40                2.04             170.42
---------------------------------------------------------------------------------------------------------------------------
          5.52         (13.50)           25,127            1.74              2.32               (1.19)             19.45
          6.38         (37.20)            2,750            1.55              2.75               (1.15)             41.51
         10.16           1.60             3,053            1.55              6.10               (1.18)             12.86
---------------------------------------------------------------------------------------------------------------------------
          5.40         (14.22)            2,732            2.39              2.98               (1.84)             19.45
          6.29         (37.78)            3,070            2.20              3.40               (1.80)             41.51
         10.12           1.17             2,840            2.20              6.75               (1.83)             12.86
---------------------------------------------------------------------------------------------------------------------------
          5.40         (14.22)              914            2.39              2.98               (1.84)             19.45
          6.29         (37.78)            1,318            2.20              3.40               (1.80)             41.51
         10.12           1.17             1,118            2.20              6.75               (1.83)             12.86
---------------------------------------------------------------------------------------------------------------------------
          5.42         (14.08)              735            2.29              2.88               (1.74)             19.45
          6.31         (37.69)              794            2.10              3.30               (1.70)             41.51
         10.12           1.24               969            2.10              6.65               (1.73)             12.86
---------------------------------------------------------------------------------------------------------------------------
          4.81           0.05            12,687            1.74              2.53               (1.35)             31.83
          4.81         (44.76)            3,807            1.55              2.83               (1.11)             58.64
          8.70         (12.96)            3,726            1.55              4.54               (1.23)             18.58
---------------------------------------------------------------------------------------------------------------------------
          4.70          (0.70)            5,897            2.39              3.18               (2.00)             31.83
          4.73         (45.35)            4,513            2.20              3.48               (1.76)             58.64
          8.66         (13.39)            4,366            2.20              5.19               (1.88)             18.58
---------------------------------------------------------------------------------------------------------------------------
          4.70          (0.70)            1,569            2.39              3.18               (2.00)             31.83
          4.74         (45.35)            1,530            2.20              3.48               (1.76)             58.64
          8.66         (13.39)            1,704            2.20              5.19               (1.88)             18.58
---------------------------------------------------------------------------------------------------------------------------
          4.72          (0.52)              909            2.29              3.08               (1.90)             31.83
          4.75         (45.26)            1,174            2.10              3.38               (1.66)             58.64
          8.67         (13.33)            2,090            2.10              5.09               (1.78)             18.58
---------------------------------------------------------------------------------------------------------------------------
          1.00           0.56           131,949            0.83              1.36                0.93                N/A
---------------------------------------------------------------------------------------------------------------------------
          1.00           0.28            81,683            1.48              2.01                0.28                N/A
---------------------------------------------------------------------------------------------------------------------------
          1.00           0.28            20,139            1.48              2.01                0.28                N/A
---------------------------------------------------------------------------------------------------------------------------
          1.00           0.30             9,862            1.38              1.91                0.38                N/A
---------------------------------------------------------------------------------------------------------------------------

                                      201
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

For a share of beneficial interest outstanding throughout each period:

                                                                         INVESTMENT OPERATIONS
                                              NET ASSET
                         YEAR OR                VALUE,            NET         NET REALIZED
                          PERIOD              BEGINNING       INVESTMENT     AND UNREALIZED      TOTAL
                          ENDED               OF PERIOD      INCOME (LOSS)    GAIN (LOSS)      OPERATIONS
IDEX TRANSAMERICA
 VALUE BALANCED
  Class A                10/31/02  (8)       $     11.67      $      0.18      $     (1.65)   $     (1.47)
                         10/31/01  (8)             12.75             0.26            (0.51)         (0.25)
                         10/31/00                  11.79             0.30             1.01           1.31
                         10/31/99                  13.14             0.27            (0.73)         (0.46)
                         10/31/98                  13.19             0.22             0.67           0.89
----------------------------------------------------------------------------------------------------------
  Class B                10/31/02  (8)             11.66             0.11            (1.65)         (1.54)
                         10/31/01  (8)             12.74             0.18            (0.50)         (0.32)
                         10/31/00                  11.78             0.23             1.01           1.24
                         10/31/99                  13.13             0.19            (0.73)         (0.54)
                         10/31/98                  13.18             0.14             0.67           0.81
----------------------------------------------------------------------------------------------------------
  Class C                10/31/02  (8)             11.66             0.12            (1.66)         (1.54)
                         10/31/01  (8)             12.74             0.17            (0.49)         (0.32)
                         10/31/00                  11.78             0.23             1.01           1.24
----------------------------------------------------------------------------------------------------------
  Class M                10/31/02  (8)             11.66             0.11            (1.63)         (1.52)
                         10/31/01  (8)             12.74             0.19            (0.50)         (0.31)
                         10/31/00                  11.78             0.24             1.01           1.25
                         10/31/99                  13.13             0.20            (0.73)         (0.53)
                         10/31/98                  13.18             0.15             0.67           0.82
----------------------------------------------------------------------------------------------------------

                                       DISTRIBUTIONS

                          FROM NET       FROM NET
                         INVESTMENT      REALIZED         TOTAL
                           INCOME         GAINS       DISTRIBUTIONS
IDEX TRANSAMERICA
 VALUE BALANCED
  Class A               $     (0.16)   $     (0.35)    $     (0.51)
                              (0.26)         (0.57)          (0.83)
                              (0.35)            --           (0.35)
                              (0.24)         (0.65)          (0.89)
                              (0.21)         (0.73)          (0.94)
----------------------
  Class B                     (0.08)         (0.35)          (0.43)
                              (0.19)         (0.57)          (0.76)
                              (0.28)            --           (0.28)
                              (0.16)         (0.65)          (0.81)
                              (0.13)         (0.73)          (0.86)
----------------------
  Class C                     (0.08)         (0.35)          (0.43)
                              (0.19)         (0.57)          (0.76)
                              (0.28)            --           (0.28)
----------------------
  Class M                     (0.10)         (0.35)          (0.45)
                              (0.20)         (0.57)          (0.77)
                              (0.29)            --           (0.29)
                              (0.17)         (0.65)          (0.82)
                              (0.14)         (0.73)          (0.87)
----------------------

NOTES TO FINANCIAL HIGHLIGHTS

The financial highlights provide a per share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Amounts indicated by a dash (--) are either zero or less than one-half of a penny. The financial highlights also provide total return, asset size, expense ratios and portfolio turnover rate (as applicable).

(1) Ratio of Expenses to Average Net Assets shows:
    Net (net expense ratio which is total expenses less fee waivers and reimbursements by the investment adviser).
    Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any).

(2) On March 1, 1999, the fund changed the load and expense structure of C shares and renamed them M shares. On November 1, 1999, the funds began offering new Class C shares for sale.

(3) Recognition of net investment income is affected by the timing of dividend declarations by the investee funds. Expenses of the investee funds are excluded from the fund's expense ratios.

(4) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(5) Periods of less than one year are annualized.

(6) Periods of less than one year are not annualized.

(7) Net Investment Income, the Ratio of Net Investment Income to Average Net Assets and the Portfolio Turnover Rate reflect activity relating to a non-recurring initiative to invest in dividend producing securities.

(8) Calculated based on average number of shares outstanding during the period.

The notes to the financial statements are an integral part of these statements.

                                      202
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                                                                          RATIOS/SUPPLEMENTAL DATA
  NET ASSET                       NET ASSETS,                                          NET INVESTMENT
    VALUE,                           END OF      RATIO OF EXPENSES TO AVERAGE NET      INCOME (LOSS)          PORTFOLIO
     END            TOTAL            PERIOD               ASSETS (1) (5)                 TO AVERAGE           TURNOVER
  OF PERIOD       RETURN (4)        (000'S)            NET              GROSS        NET ASSETS (1) (5)       RATE (6)
$         9.69         (13.20)%  $       11,020            1.55%             1.89%               1.56%             81.51%
         11.67          (2.13)           13,880            1.55              1.95                2.04              49.85
         12.75          11.43             9,850            1.55              2.02                2.50              28.15
         11.79          (3.74)           12,377            1.66              1.85                2.12              82.20
         13.14           7.25            15,747            1.85              1.87                1.82              55.45
---------------------------------------------------------------------------------------------------------------------------
          9.69         (13.72)           12,038            2.20              2.54                0.91              81.51
         11.66          (2.74)           16,180            2.20              2.60                1.39              49.85
         12.74          10.76             9,193            2.20              2.67                1.85              28.15
         11.78          (4.36)           12,171            2.31              2.50                1.47              82.20
         13.13           6.56            14,679            2.50              2.52                1.17              55.45
---------------------------------------------------------------------------------------------------------------------------
          9.69         (13.72)            3,999            2.20              2.54                0.91              81.51
         11.66          (2.74)            3,619            2.20              2.60                1.39              49.85
         12.74          10.76               565            2.20              2.67                1.85              28.15
---------------------------------------------------------------------------------------------------------------------------
          9.69         (13.64)            3,050            2.10              2.44                1.01              81.51
         11.66          (2.65)            4,866            2.10              2.50                1.49              49.85
         12.74          10.86             2,868            2.10              2.57                1.95              28.15
         11.78          (4.26)            4,689            2.21              2.40                1.57              82.20
         13.13           6.67             7,342            2.40              2.42                1.27              55.45
---------------------------------------------------------------------------------------------------------------------------

                                      203
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

                                      204
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002
--------------------------------------------------------------------------------
NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

    IDEX Mutual Funds is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Mutual Funds currently consists of thirty-eight series or "funds" (each a "Fund" and collectively the "Funds"). All Funds are diversified except IDEX Janus Capital Appreciation, IDEX Salomon All Cap, IDEX PBHG Technology & Communications, IDEX T. Rowe Price Health Sciences, IDEX Great Companies - America(SM) and IDEX Great Companies
    - Technology(SM).

    On March 1, 2002, the following IDEX Funds changed their names:
        IDEX Pilgrim Baxter Mid Cap Growth changed to IDEX PBHG Mid Cap Growth IDEX Pilgrim Baxter Technology changed to IDEX PBHG Technology & Communications
        IDEX AEGON Income Plus changed to IDEX Transamerica Conservative High-Yield Bond
        IDEX NWQ Value Equity changed to IDEX Salomon Investors Value
        IDEX T. Rowe Price Dividend Growth changed to IDEX T. Rowe Price Tax-Efficient Growth
        IDEX Transamerica Small Companies changed to IDEX Transamerica Growth Opportunities

    On March 1, 2002, IDEX GE U.S. Equity acquired all the net assets of IDEX American Century Income & Growth pursuant to a plan of reorganization approved by shareholders of IDEX American Century Income & Growth on February 22, 2002. The acquisition was accomplished by a tax-free exchange of 1,149,768 shares of IDEX American Century Income & Growth (valued at $11,599,976) for the 1,250,793 shares of IDEX GE U.S. Equity outstanding on February 28, 2002. IDEX American Century Income & Growth net assets at that date ($11,599,976), including $144,721 of unrealized depreciation, were combined with those of IDEX GE U.S. Equity. The aggregate net assets of IDEX GE U.S. Equity and IDEX American Century Income & Growth immediately before the acquisition were $26,182,557 and $11,599,976, respectively. Immediately following the merger, IDEX GE U.S. Equity was renamed IDEX American Century Income & Growth.

    On March 1, 2002, IDEX International Equity acquired all the net assets of IDEX American Century International pursuant to a plan of reorganization approved by shareholders of IDEX American Century International on February 22, 2002. The acquisition was accomplished by a tax-free exchange of 447,087 shares of IDEX American Century International (valued at $3,604,813) for the 448,932 shares of IDEX International Equity outstanding on February 28, 2002. IDEX American Century International's net assets at that date ($3,604,813), including $8,184 of unrealized appreciation were combined with those of IDEX International Equity. The aggregate net assets of IDEX International Equity and IDEX American Century International immediately before the acquisition were $11,513,667 and $3,604,813, respectively. Immediately following the merger, IDEX International Equity was renamed IDEX American Century International.

    Shares of beneficial interest transactions issued in connection with acquisition:

------------------------------------------------------------------------------------------------------------------
                                                              IDEX AMERICAN CENTURY          IDEX AMERICAN CENTURY
                                                                 INCOME & GROWTH                 INTERNATIONAL
                                                              ----------------------         ---------------------
                                                              SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------
 Proceeds in connection with the acquisition (amounts in
   thousands)
   Class A                                                     363           $ 3,678          117           $  951
   Class B                                                     581             5,853          205            1,646
   Class C                                                     111             1,115           80              646
   Class M                                                      95               954           45              362
                                                                             -------                        ------
                                                                             $11,600                        $3,605
                                                                             =======                        ======
------------------------------------------------------------------------------------------------------------------

    Each period reported within the Annual Report reflects a twelve-month period, except as follows:

FUND                                                           INCEPTION DATE
----                                                           --------------
IDEX Aggressive Asset Allocation                                   3/1/2002
IDEX American Century Income & Growth (formerly IDEX GE U.S.
  Equity)                                                          3/1/2000
IDEX American Century International (formerly IDEX
  International Equity)                                            2/1/1997
IDEX Conservative Asset Allocation                                 3/1/2002
IDEX Gabelli Global Growth                                        9/15/2000
IDEX Goldman Sachs Growth                                          3/1/1999
IDEX Great Companies - America(SM)                                7/14/2000
IDEX Great Companies - Global(2)                                  9/15/2000
IDEX Great Companies - Technology(SM)                             7/14/2000
IDEX Isabelle Small Cap Value                                      4/2/2001
IDEX Janus Growth & Income                                       12/15/2000
IDEX Moderate Asset Allocation                                     3/1/2002
IDEX Moderately Aggressive Asset Allocation                        3/1/2002
IDEX Munder Net50                                                12/15/2000
IDEX PBHG Mid Cap Growth (formerly IDEX Pilgrim Baxter Mid
  Cap Growth)                                                      3/1/1999
IDEX PBHG Technology & Communications (formerly IDEX Pilgrim
  Baxter Technology)                                               3/1/2000
IDEX PIMCO Total Return                                            3/1/2002
IDEX Protected Principal Stock Fund                                7/1/2002
IDEX Salomon All Cap                                               3/1/1999

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                      205
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):


FUND                                                           INCEPTION DATE
----                                                           --------------
IDEX T. Rowe Price Health Sciences                                 3/1/2002
IDEX T. Rowe Price Small Cap                                       3/1/1999
IDEX T. Rowe Price Tax-Efficient Growth (formerly IDEX T.
  Rowe Price Dividend Growth)                                      3/1/1999
IDEX Transamerica Convertible Securities                           3/1/2002
IDEX Transamerica Equity                                           3/1/2000
IDEX Transamerica Growth Opportunities (formerly IDEX
  Transamerica Small Company)                                      3/1/2000
IDEX Transamerica Money Market                                     3/1/2002

    MULTIPLE CLASS OPERATIONS AND EXPENSES: The Funds currently offer for sale four classes of shares (five classes for IDEX Janus Growth), each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses. IDEX Protected Principal Stock, IDEX Janus Growth Class T and IDEX Munder Net50 are closed to new shareholders.

    The   following  policies  were  consistently  followed  by  the  Funds,  in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In preparing the Funds' financial statements in accordance with GAAP, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

    SECURITY VALUATIONS: Fund investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services; however, those that mature in sixty days or less and all securities in the IDEX Transamerica Money Market Fund are valued at amortized cost, which approximates market. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the adviser and sub-advisers, under the supervision of the Board of Trustees and the Fund's Valuation Committee, determine in good faith.

    CASH: The Funds may leave cash overnight in their cash accounts with the Custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Funds to invest the Funds excess cash into a savings account, which as of October 31, 2002, was paying an interest rate of 1.05%.

    SECURITIES LENDING: Most of the Funds may lend securities to enhance fund earnings from investing cash collateral received in making such loans to qualified borrowers (typically broker/dealers). The Fund has engaged its custodian bank, IBT, as a lending agent to administer its securities lending program. IBT earns a portion of program net income for its services. When a Fund makes a security loan, it receives cash collateral as protection against risk the borrower will default on the loan, and records an asset for the cash/invested collateral and a liability for the return of the collateral. Securities on loan continue to be included in investment securities at market value on the Statement of Assets and Liabilities and remain on the Schedule of Investments.

    Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan and not less than 100% thereafter. The Funds may invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments. During the life of securities loans, the collateral and securities loaned remain subject to fluctuation in market value. IBT marks to market securities loaned and the collateral each business day. If additional collateral is due (at least $1,000), IBT collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, IBT may experience delays in, or may be prevented from, recovering the collateral on behalf of a Fund. A Fund may recall a loaned security position at any time from the borrower through IBT. In the event the borrower fails to timely return a recalled security, IBT indemnifies a Fund by purchasing replacement securities for the Fund as its own expense and claiming the collateral to fund such a purchase. IBT absorbs the loss if the collateral value is not sufficient to cover the cost of the replacement securities. If replacement securities are not available, IBT will credit the equivalent cash value to the Fund(s). The following information is as of October 31, 2002:

                                                                MARKET VALUE OF      VALUE OF
                                                                  SECURITIES      COLLATERAL AND
                           FUND                       INCOME        ON LOAN       INDEMNIFICATION
                           ----                       -------   ---------------   ---------------
      IDEX Alger Aggressive Growth                    $ 6,687    $ 15,981,167      $ 16,520,988
      IDEX American Century Income & Growth               868       2,301,659         2,399,181
      IDEX American Century International                 581         740,351           772,687
      IDEX Gabelli Global Growth                        5,212       4,732,694         5,072,458
      IDEX Great Companies - America(SM)                3,203       2,117,454         2,181,964
      IDEX Isabelle Small Cap Value                     9,250      13,836,113        14,427,001
      IDEX Janus Balanced                              12,678      45,304,395        46,484,308
      IDEX Janus Capital Appreciation                   6,298      17,393,829        17,970,460
      IDEX Janus Flexible Income                       16,353      31,142,770        31,864,120
      IDEX Janus Global                                29,648      68,824,608        71,970,969

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                      206
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):


                                                                MARKET VALUE OF      VALUE OF
                                                                  SECURITIES      COLLATERAL AND
                           FUND                       INCOME        ON LOAN       INDEMNIFICATION
                           ----                       -------   ---------------   ---------------
      IDEX Janus Growth                               $47,833    $151,543,335      $156,969,383
      IDEX Janus Growth & Income                          784       2,780,411         2,869,776
      IDEX Jennison Equity Opportunity                  8,463      14,317,549        15,020,396
      IDEX LKCM Strategic Total Return                    811       2,696,049         2,788,200
      IDEX PBHG Mid Cap Growth                          4,015      12,654,873        13,117,292
      IDEX PIMCO Total Return                             776       1,869,817         1,915,180
      IDEX Salomon All Cap                             10,577      48,507,413        50,982,025
      IDEX Salomon Investors Value                      1,241       4,420,146         4,620,980
      IDEX T. Rowe Price Small Cap                      1,537       4,646,902         4,831,012
      IDEX T. Rowe Price Tax-Efficient Growth             654       1,415,257         1,463,700
      IDEX Transamerica Conservative High-Yield Bond   10,691       8,940,944         9,079,170
      IDEX Transamerica Value Balanced                  1,822       5,283,215         5,458,630

    SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date. Net earnings from securities lending activity is included in interest income on the Statement of Operations.

    FOREIGN CURRENCY DENOMINATED INVESTMENTS: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Funds combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gains or losses from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and
    3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

    FORWARD FOREIGN CURRENCY CONTRACTS: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

    FUTURES AND OPTIONS CONTRACTS: The Funds may enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Option contracts are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in market value of the securities held and the prices of futures contracts and options; the possibility of an illiquid market and inability of the counterparty to meet the contract terms. When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written.

    For IDEX Protected Principal Stock substantially all the fund's common stocks are memo pledged as collateral by the custodian for the listed short index option contracts written by the fund. The custodian uses the escrow receipt depository of the Options Clearing Corporation ("OCC") to effect pledging while maintaining custody of the stock positions, rather than delivering them to broker-dealers. The OCC guarantees the obligations of the contracts that they clear are fulfilled.

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                      207
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

    Transactions in written call and put options were as follows:

--------------------------------------------------------------------------------------------------------------------------
                               IDEX PIMCO Total         IDEX Protected         IDEX T. Rowe Price      IDEX Transamerica
                                    Return              Principal Stock         Health Sciences         Value Balanced
                             --------------------   -----------------------   --------------------   ---------------------
                             Premium    Contracts     Premium     Contracts   Premium    Contracts    Premium    Contracts
--------------------------------------------------------------------------------------------------------------------------
 Balance at 10/31/2001       $     --        --     $        --        --     $    --        --      $ 751,139     3,080
 Sales                        114,054     1,653       8,246,303     3,217      77,063       443        840,856     4,674
 Closing Buys                 (30,753)   (1,140)     (5,206,313)   (2,106)    (45,127)     (238)      (147,821)     (945)
 Expirations                  (11,225)     (400)     (1,369,758)     (384)     (5,258)      (37)      (581,649)   (2,831)
 Exercised                         --        --              --        --          --        --       (227,073)   (1,193)
                             ---------------------------------------------------------------------------------------------
 Balance at 10/31/2002       $ 72,076       113     $ 1,670,232       727     $26,708       168      $ 635,452     2,785
--------------------------------------------------------------------------------------------------------------------------

    SHORT SALES: The Funds may enter into short sales of equity securities. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will incur a loss as it repurchases the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. There were no short sales outstanding in the Funds at October 31, 2002.

    IDEX PROTECTED PRINCIPAL STOCK GUARANTEE: The fund's adviser, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), guarantees shareholders a Guaranteed Amount five years after the end of the Offering Period. The Guaranteed Amount will be no less than the value of that shareholder's account on the Investment Date, less extraordinary charges, provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares ("Guarantee"). Please see the Prospectus and the Statement of Additional Information for further information on the Guarantee.

    FEDERAL TAXES: No provisions for Federal income or excise taxes have been made as the Funds intend to distribute substantially all net income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

    DIVIDEND DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

    Reclassifications are made to each Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, undistributed net realized gains and shares of beneficial interest due to different book and tax accounting for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

NOTE 2.  FEES, EARNINGS CREDITS AND RELATED PARTY TRANSACTIONS:

    ATFA became the Funds' investment adviser as of March 1, 2002, by assuming the management and advisory agreements from IDEX Management, Inc. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Funds' administrator. AFSG Securities Corp. ("AFSG") is the Funds' distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. (ATIS) is the Funds' transfer agent. ATFA and ATFS are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). WRL and AUSA are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

    INVESTMENT ADVISORY AND DISTRIBUTION AND SERVICE FEES: The Funds pay management and investment advisory fees each month based upon average daily net assets to ATFA, who will reimburse the Funds to the extent that certain operating expenses exceed the stated annual limitation, if any. The Funds (except IDEX Janus Growth Class T) have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The 12b-1 fee for all Funds is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. Class A, B, C, and M for IDEX Aggressive Asset Allocation, IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation and IDEX Moderately Aggressive Asset Allocation (collectively, the "Asset Allocation Funds") are authorized under the fund's 12b-1 plan to pay fees up to 0.35%, 1.00%, 1.00%, and 0.90%, respectively. In addition, the underlying funds' Class A shares in which the Asset Allocation Funds' invest impose a 0.35% 12b-1 fee. To avoid duplication of 12b-1 fees, each class of fund shares of the Asset Allocation Funds has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees. ATFA has entered into sub-advisory agreements with various management companies to provide investment services to the Funds. ATFA compensates the sub-advisers as described in the Prospectus. AEGON USA Investment Management, Inc., Transamerica Investment Management, LLC and Great Companies, L.L.C. are affiliates of the Funds and are sub-advisers to certain Funds.

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                      208
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

NOTE 2.  FEES, EARNINGS CREDITS AND RELATED PARTY TRANSACTIONS (CONTINUED):

    Management fees paid to ATFA for its services and other information for the period ended October 31, 2002 are as follows:

      --------------------------------------------------------------------------------------------------------
                                                                      Annual Rates
                                          --------------------------------------------------------------------
                                                        Expense Limit    Class A   Class B   Class C   Class M
                                          Management     (excluding       12b-1     12b-1     12b-1     12b-1
                                           Fee (1)       12b-1 fees)       Fee       Fee       Fee       Fee
      --------------------------------------------------------------------------------------------------------
      IDEX Aggressive Asset Allocation      0.10%           0.45%            NA      .65%      .65%      .55%
      IDEX Alger Aggressive Growth          0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX American Century Income &
       Growth                               0.90%           1.50%         0.35%     1.00%     1.00%     0.90%
      IDEX American Century
       International                        1.00%           1.60%         0.35%     1.00%     1.00%     0.90%
      IDEX Conservative Asset Allocation    0.10%           0.45%            NA      .65%      .65%      .55%
      IDEX Federated Tax Exempt             0.60%           1.00%         0.35%     1.00%     1.00%     0.60%
      IDEX Gabelli Global Growth            1.00%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX Goldman Sachs Growth             0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX Great Companies - America(SM)    0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX Great Companies - Global(2)      0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX Great
       Companies - Technology(SM)           0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX Isabelle Small Cap Value         0.90%           1.50%         0.35%     1.00%     1.00%     0.90%
      IDEX Janus Balanced *                 1.00%           1.50%         0.35%     1.00%     1.00%     0.90%
      IDEX Janus Capital Appreciation *     1.00%           1.50%         0.35%     1.00%     1.00%     0.90%
      IDEX Janus Flexible Income **         0.90%           1.50%         0.35%     1.00%     1.00%     0.90%
      IDEX Janus Global                     1.00%          -none-         0.35%     1.00%     1.00%     0.90%
      IDEX Janus Growth *                   1.00%           1.50%         0.35%     1.00%     1.00%     0.90%
      IDEX Janus Growth & Income (3)        1.00%           1.60%         0.35%     1.00%     1.00%     0.90%
      IDEX Jennison Equity Opportunity
       (4)                                  0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX LKCM Strategic Total Return      0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX Moderate Asset Allocation        0.10%           0.45%            NA      .65%      .65%      .55%
      IDEX Moderately Aggressive Asset
       Allocation                           0.10%           0.45%            NA      .65%      .65%      .55%
      IDEX Munder Net50 (3)                 1.00%           1.60%         0.35%     1.00%     1.00%     0.90%
      IDEX PBHG Mid Cap Growth              0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX PBHG Technology &
       Communications                       1.00%           1.60%         0.35%     1.00%     1.00%     0.90%
      IDEX PIMCO Total Return               0.70%           1.30%         0.35%     1.00%     1.00%     0.90%
      IDEX Protected Principal Stock        1.30%           1.90%         0.35%     1.00%     1.00%     0.90%
      IDEX Salomon All Cap                  0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX Salomon Investors Value          0.80%           1.20%         0.35%     1.00%     1.00%     0.90%
      IDEX T. Rowe Price Health Sciences    1.00%           1.60%         0.35%     1.00%     1.00%     0.90%
      IDEX T. Rowe Price Small Cap (4)      0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX T. Rowe Price Tax-Efficient
       Growth (5)                           0.75%           1.35%         0.35%     1.00%     1.00%     0.90%
      IDEX Transamerica Conservative
       High Yield Bond                      0.60%           1.25%         0.35%     1.00%     1.00%     0.90%
      IDEX Transamerica Convertible
       Securities (6)                       0.75%           1.35%         0.35%     1.00%     1.00%     0.90%
      IDEX Transamerica Equity (4)          0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX Transamerica Growth
       Opportunities (4)                    0.80%           1.40%         0.35%     1.00%     1.00%     0.90%
      IDEX Transamerica Money Market        0.40%           0.48%         0.35%     1.00%     1.00%     0.90%
      IDEX Transamerica Value Balanced      0.75%           1.20%         0.35%     1.00%     1.00%     0.90%
      --------------------------------------------------------------------------------------------------------

      ----------------------------------  ----------------------------------------
                                                Underwriter Commissions (2)
                                          ----------------------------------------
                                           Received       Retained      Contingent
                                              by             by           Sales
                                          Underwriter    Underwriter     Charges
      ----------------------------------  ----------------------------------------
      IDEX Aggressive Asset Allocation    $  307,311     $  279,135     $   10,911
      IDEX Alger Aggressive Growth           331,502        288,638        196,125
      IDEX American Century Income &
       Growth                                126,349        113,032         82,609
      IDEX American Century
       International                          43,724         40,307         30,421
      IDEX Conservative Asset Allocation     352,531        311,775          9,381
      IDEX Federated Tax Exempt               72,497         62,320         58,225
      IDEX Gabelli Global Growth             156,468        134,551         81,167
      IDEX Goldman Sachs Growth              110,186        101,737         71,456
      IDEX Great Companies - America(SM)     776,059        680,251        205,405
      IDEX Great Companies - Global(2)        69,555         59,525         13,842
      IDEX Great
       Companies - Technology(SM)            113,938         98,355         26,365
      IDEX Isabelle Small Cap Value          451,219        395,695         76,299
      IDEX Janus Balanced *                  592,657        530,205        774,727
      IDEX Janus Capital Appreciation *      184,653        164,922        267,753
      IDEX Janus Flexible Income **          277,579        240,487        181,496
      IDEX Janus Global                      368,406        327,091        645,852
      IDEX Janus Growth *                  1,716,593      1,492,025      1,116,786
      IDEX Janus Growth & Income (3)         101,665         87,796         66,046
      IDEX Jennison Equity Opportunity
       (4)                                   389,554        349,218        158,110
      IDEX LKCM Strategic Total Return       119,055        105,830         57,639
      IDEX Moderate Asset Allocation         672,565        604,196         19,325
      IDEX Moderately Aggressive Asset
       Allocation                            860,366        768,370         21,034
      IDEX Munder Net50 (3)                    4,438          3,826          5,790
      IDEX PBHG Mid Cap Growth               129,882        115,519        119,285
      IDEX PBHG Technology &
       Communications                         81,167         72,652         60,278
      IDEX PIMCO Total Return                132,319        116,391         29,394
      IDEX Protected Principal Stock         399,801        341,737         54,668
      IDEX Salomon All Cap                 1,055,062        938,246        729,626
      IDEX Salomon Investors Value           105,926         94,876         71,972
      IDEX T. Rowe Price Health Sciences      10,755          9,473          1,420
      IDEX T. Rowe Price Small Cap (4)        80,883         69,700         45,275
      IDEX T. Rowe Price Tax-Efficient
       Growth (5)                             77,489         67,693         60,288
      IDEX Transamerica Conservative
       High Yield Bond                       215,148        184,814        154,133
      IDEX Transamerica Convertible
       Securities (6)                         36,161         30,207            716
      IDEX Transamerica Equity (4)            33,436         28,830         13,792
      IDEX Transamerica Growth
       Opportunities (4)                      40,731         36,058         22,344
      IDEX Transamerica Money Market          34,104         37,960        338,960
      IDEX Transamerica Value Balanced        77,208         69,420         41,307
      ----------------------------------

     * ATFA will waive advisory fees as follows: .025% of average daily net assets from $100-$500 million (net .975%); .075% from $500-$750 million (net .925%); .025% from $750 million-$1 billion (net .875%); and .025%
       over $1 billion (net .825%).

    ** ATFA will waive advisory fees as follows: .025% of average daily net assets for the first $100 million (net .875%); .025% from $100-$250 million (net .775%); and .025% over $250 million (net .675%).

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                      209
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

NOTE 2.  FEES, EARNINGS CREDITS AND RELATED PARTY TRANSACTIONS (CONTINUED):

    (1) Management fee represents each Fund's initial breakpoint based on its net assets and fee waiver. Annual fees are computed daily and paid monthly based upon the following stated breakpoints:

         For services to IDEX Aggressive Asset Allocation, IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation and IDEX Moderately Aggressive Asset Allocation, ATFA receives 0.10% of the Fund's average daily net assets.

         For services to IDEX Alger Aggressive Growth, IDEX Goldman Sachs Growth, IDEX Great Companies - America(SM), IDEX Great Companies Global(2), IDEX Great Companies - Technology(SM), IDEX Jennison Equity Opportunity, IDEX LKCM Strategic Total Return, IDEX Salomon Investors Value, IDEX PBHG Mid Cap Growth, IDEX Salomon All Cap, IDEX T. Rowe Price Small Cap, IDEX Transamerica Equity and IDEX Transamerica Growth Opportunities, ATFA receives 0.80% of the first $500 million of each Fund's average daily net assets, and 0.70% of each Fund's average daily net assets over $500 million.

         For services to IDEX Transamerica Value Balanced, ATFA receives 0.75% of the first $500 million of the Fund's average daily net assets, and 0.65% of the Fund's average daily net assets over $500 million.

         For services to IDEX T. Rowe Price Tax-Efficient Growth, ATFA receives 0.75% of the first $100 million of the Fund's average daily net assets, 0.80% of the next $150 million of the Fund's average daily net assets, 0.75% of the next $250 million of the Fund's average daily net assets, and 0.65% of the Fund's average daily net assets over $500 million.

         For services to IDEX Janus Global, ATFA receives 1.00% of the first $750 million of the Fund's average daily net assets, 0.90% of the next $250 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets in excess of $1 billion.

         For services to IDEX Janus Balanced, IDEX Janus Capital Appreciation and IDEX Janus Growth, ATFA receives 1.00% of the first $250 million of each Fund's average daily net assets, 0.90% of the next $500 million of each Fund's average daily net assets, 0.80% of the next $750 million of each Fund's average daily net assets and 0.70% of each Fund's average daily net assets in excess of $1.5 billion.

         For services to IDEX Janus Growth & Income, ATFA receives 1.00% of the first $100 million of the Fund's average daily net assets, 0.95% of the next $400 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets over $500 million.

         For services to IDEX Transamerica Conservative High-Yield Bond and IDEX Federated Tax Exempt, ATFA receives 0.60% of each Fund's average daily net assets.

         For services to IDEX American Century Income & Growth, ATFA receives 0.90% of the first $100 million of the Fund's average daily net assets, 0.85% of the next $150 million of the Fund's average daily net assets, and 0.80% of the Fund's average daily net assets over $250 million.

         For services to IDEX American Century International, ATFA receives 1.00% of the first $50 million of the Fund's average daily net assets, 0.95% of the next $100 million of the Fund's average daily net assets, 0.90% of the next $350 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets over $500 million.

         For services to IDEX Gabelli Global Growth, ATFA receives 1.00% of the first $500 million of the Fund's average daily net assets, 0.90% of average daily net assets from $500 million to $1 billion, and 0.80% of the Fund's average daily net assets over $1 billion.

         For services to IDEX Isabelle Small Cap Value, ATFA receives 0.90% of the first $200 million of the Fund's average daily net assets, and 0.85% of the Fund's average daily net assets over $200 million.

         For services to IDEX Janus Flexible Income, ATFA receives 0.90% of the first $100 million of the Fund's average daily net assets, 0.80% of the next $150 million of the Fund's average daily net assets, and 0.70% of the Fund's average daily net assets over $250 million.

         For services to IDEX Munder Net50, ATFA receives 1.00% of the first $1 billion of the Fund's average daily net assets, and 0.95% of the Fund's average daily net assets over $1 billion.

         For services to IDEX PBHG Technology & Communications, ATFA receives 1.00% of the first $500 million of the Fund's average daily net assets, and 0.90% of the Fund's average daily net assets over $500 million.

         For services to IDEX PIMCO Total Return, ATFA receives 0.70% of the Fund's average daily net assets.

         For services to IDEX Protected Principal Stock, ATFA receives 1.30% of the first $100 million of the Fund's average daily net assets, and 1.25% of the Fund's average daily net assets in excess of $100 million.

         For services to IDEX T. Rowe Price Health Sciences, ATFA receives 1.00% of the first $500 million of the Fund's average daily net assets, and 0.95% of the Fund's average daily net assets in excess of $500 million.

         For services to IDEX Transamerica Convertible Securities, ATFA receives 0.75% of the Fund's average daily net assets.

         For services to IDEX Transamerica Money Market, ATFA receives 0.40% of the Fund's average daily net assets.

    (2) Underwriter Commissions relate to front-end sales charges imposed for Class A, M and T shares and contingent deferred sales charges result from Class B, Class M an certain Class A share redemptions.

    (3) Expense limit (excluding 12b-1 fees) was 1.40% through 12/01/01 then changed to 1.60% through 10/31/02.

    (4) Expense limit (excluding 12b-1 fees) was 1.20% through 12/01/01 then changed to 1.40% through 10/31/02.

    (5) Expense limit (excluding 12b-1 fees) was 1.20% through 12/01/01 then changed to 1.35% through 10/31/02.

    (6) Expense limit (excluding 12b-1 fees) was 1.40% through 7/01/02 then changed to 1.35% through 10/31/02.

    TRANSFER AGENCY FEES AND EXPENSES: Each Fund incurs ATIS annual per-account charges of $15.39 for each open shareholder account, $2.73 for each new account opened, $1.63 for each closed account maintained, and certain out-of-pocket expenses.

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                      210
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

NOTE 2.  FEES, EARNINGS CREDITS AND RELATED PARTY TRANSACTIONS (CONTINUED):

    ADMINISTRATION EXPENSES: Effective July 1, 2002, the Funds entered into an agreement with ATFS for financial and legal fund administration services which include such items as compliance, expenses, financial statement and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Funds are provided these services at cost for which ATFS is reimbursed monthly.

    CUSTODY EARNINGS CREDITS: Effective July 1, 2002, Investors Bank & Trust Company ("IBT") became custodian for the Funds. The predecessor custodian was State Street Bank and Trust Company. Custody earnings credits represent reductions in IBT's fees in lieu of interest income earned on incidental uninvested cash balances. Any such credits are included in interest income on the Statement of Operations.

    BROKERAGE COMMISSIONS: Brokerage commissions incurred on security transactions placed with an affiliate of its sub-adviser for the year or period ended October 31, 2002 are as follows: IDEX Alger Aggressive Growth, $643,849; IDEX American Century Income & Growth, $61; IDEX American Century International, $1,579; IDEX Gabelli Global Growth, $23,767; IDEX Goldman Sachs Growth, $704; IDEX Salomon All Cap, $20,607; and IDEX Salomon Investors Value, $5,847.

    DEFERRED COMPENSATION PLAN: Each eligible Fund Trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such Trustees may defer payment of a percentage of their total fees earned as a Fund Trustee. These deferred amounts may be invested in any IDEX Fund. Contributions made under the Plan and appreciation (depreciation) and income of Plan assets are included in Trustees fees and expenses. At October 31, 2002, invested plan amounts are included in Other Assets, and the total liability for deferred compensation to Trustees is included in Other Liabilities as follows:

IDEX Aggressive Asset Allocation                $    114
IDEX Alger Aggressive Growth                       7,943
IDEX American Century Income & Growth                350
IDEX American Century International                  470
IDEX Conservative Asset Allocation                   147
IDEX Federated Tax Exempt                          1,988
IDEX Gabelli Global Growth                           535
IDEX Goldman Sachs Growth                            431
IDEX Great Companies - America(SM)                 1,241
IDEX Great Companies - Global(2)                     134
IDEX Great Companies - Technology(SM)                183
IDEX Isabelle Small Cap Value                        575
IDEX Janus Balanced                               10,050
IDEX Janus Capital Appreciation                    6,785
IDEX Janus Flexible Income                         2,582
IDEX Janus Global                                 43,080
IDEX Janus Growth                                146,116
IDEX Janus Growth & Income                           278
IDEX Jennison Equity Opportunity                   1,248
IDEX LKCM Strategic Total Return                   3,236
IDEX Moderate Asset Allocation                  $    310
IDEX Moderately Aggressive Asset Allocation          301
IDEX Munder Net50                                    729
IDEX PBHG Mid Cap Growth                           1,390
IDEX PBHG Technology & Communications                678
IDEX PIMCO Total Return                              276
IDEX Protected Principal Stock                       176
IDEX Salomon All Cap                               3,502
IDEX Salomon Investors Value                         374
IDEX T. Rowe Price Health Sciences                    20
IDEX T. Rowe Price Small Cap                         344
IDEX T. Rowe Price Tax-Efficient Growth              425
IDEX Transamerica Conservative High-Yield Bond     5,966
IDEX Transamerica Convertible Securities              45
IDEX Transamerica Equity                             182
IDEX Transamerica Growth Opportunity                 203
IDEX Transamerica Money Market                     1,266
IDEX Transamerica Value Balanced                   2,206
                                                --------
    Total IDEX                                  $245,879
                                                ========

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                      211
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

NOTE 3.  INVESTMENT TRANSACTIONS:

    The   cost  of  securities  purchased  and  proceeds  from  securities  sold
    (excluding short-term securities and other investments usually held to maturity) for the year ended October 31, 2002 were as follows:

                                                            Non-U.S.         Non-U.S.           U.S.            U.S.
                                                           Government       Government       Government      Government
                                                           Purchases          Sales          Purchases         Sales
                                                          ------------    --------------    ------------    ------------
IDEX Aggressive Asset Allocation                          $ 38,672,266    $    5,054,598    $         --    $         --
IDEX Alger Aggressive Growth                               281,850,037       272,381,799              --      35,951,059
IDEX American Century Income & Growth                       63,142,803        50,325,417       1,177,704         427,085
IDEX American Century International                         52,023,230        38,231,528              --              --
IDEX Conservative Asset Allocation                          50,487,403         1,720,525              --              --
IDEX Federated Tax Exempt                                   25,707,812        17,653,354              --              --
IDEX Gabelli Global Growth                                  54,501,720        64,031,711              --         989,446
IDEX Goldman Sachs Growth                                   13,335,652        10,669,561         400,964              --
IDEX Great Companies - America(SM)                          89,573,481        34,798,335              --              --
IDEX Great Companies - Global(2)                            15,258,754         8,357,589              --              --
IDEX Great Companies - Technology(SM)                       14,577,141        10,884,373              --              --
IDEX Isabelle Small Cap Value                               95,616,954        11,130,363              --              --
IDEX Janus Balanced                                        232,817,552       244,288,884     128,262,996     143,062,845
IDEX Janus Capital Appreciation                             79,844,102       119,898,242              --              --
IDEX Janus Flexible Income                                 134,380,545       109,901,521     182,780,848     152,330,083
IDEX Janus Global                                          511,473,707       669,899,476       1,967,229         959,415
IDEX Janus Growth                                          925,417,542     1,330,529,752      21,494,777              --
IDEX Janus Growth & Income                                  31,213,193        12,413,861       3,063,869         513,971
IDEX Jennison Equity Opportunity                           106,005,110        74,055,135              --              --
IDEX LKCM Strategic Total Return                             8,577,620        11,328,392              --       2,021,783
IDEX Moderate Asset Allocation                              99,551,111         5,074,873              --              --
IDEX Moderately Aggressive Asset Allocation                 96,888,936         8,650,754              --              --
IDEX Munder Net50                                              873,270           796,887              --              --
IDEX PBHG Mid Cap Growth                                   107,948,402       119,060,694              --              --
IDEX PBHG Technology & Communications                       68,894,247        69,714,347              --              --
IDEX PIMCO Total Return                                     63,787,554        10,934,945     121,193,660      85,902,146
IDEX Protected Principal Stock                              76,515,338         9,186,552              --              --
IDEX Salomon All Cap                                       567,650,185       507,855,819              --              --
IDEX Salomon Investors Value                                81,140,717        42,667,004       1,545,238       2,081,000
IDEX T. Rowe Price Health Sciences                           6,468,166         1,219,330              --              --
IDEX T. Rowe Price Small Cap                                15,781,238        12,682,512              --              --
IDEX T. Rowe Price Tax-Efficient Growth                     39,258,681        25,540,999         698,891          19,325
IDEX Transamerica Conservative High-Yield Bond              66,882,225        47,333,607       7,992,344      10,203,906
IDEX Transamerica Convertible Securities                    23,293,599        10,029,987              --              --
IDEX Transamerica Equity                                    24,058,289         2,721,607              --              --
IDEX Transamerica Growth Opportunities                      14,084,720         4,513,031              --              --
IDEX Transamerica Money Market                                      --                --              --              --
IDEX Transamerica Value Balanced                            19,237,670        18,559,251      12,754,323       7,484,180

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                      212
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

NOTE 4.  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

    It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

    The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2001 and 2002 was as follows:

                                                                 2001 Distributions           2002 Distributions
                                                                     paid from:                   paid from:
                                                              -------------------------    -------------------------
                                                              Ordinary      Long-term      Ordinary      Long-term
                            Fund                               Income     Capital Gains     Income     Capital Gains
------------------------------------------------------------  --------    -------------    --------    -------------
IDEX Aggressive Asset Allocation                               $   --       $     --        $   --         $ --
IDEX Alger Aggressive Growth                                       --          6,491            --           --
IDEX American Century Income & Growth                              --             --            --           --
IDEX American Century International                               452          1,016            --           --
IDEX Conservative Asset Allocation                                 --             --            --           --
IDEX Federated Tax Exempt*                                        968             --         1,117           --
IDEX Gabelli Global Growth                                        105              4            --           --
IDEX Goldman Sachs Growth                                         211             79            --           --
IDEX Great Companies - America(SM)                                 --             --            --           --
IDEX Great Companies - Global(2)                                   16             --            --           --
IDEX Great Companies - Technology(SM)                              --             --            --           --
IDEX Isabelle Small Cap Value                                      --             --            --           --
IDEX Janus Balanced                                             7,136          6,821         5,352           --
IDEX Janus Capital Appreciation                                    --             --            --           --
IDEX Janus Flexible Income                                      2,872             --         4,727           12
IDEX Janus Global                                                  --        109,642            --           --
IDEX Janus Growth                                                  --        297,064            --           --
IDEX Janus Growth & Income                                         --             --            --           --
IDEX Jennison Equity Opportunity                                  852             39            --           --
IDEX LKCM Strategic Total Return                                  939            380           952           68
IDEX Moderate Asset Allocation                                     --             --            --           --
IDEX Moderately Aggressive Asset Allocation                        --             --            --           --
IDEX Munder Net50                                                  --             --            --           --
IDEX PBHG Mid Cap Growth                                           --             --            --           --
IDEX PBHG Technology & Communications                              --             --            --           --
IDEX PIMCO Total Return                                            --             --           360           --
IDEX Protected Principal Stock                                     --             --            --           --
IDEX Salomon All Cap                                            3,136             --         3,106          600
IDEX Salomon Investors Value                                       12             --           186          699
IDEX T. Rowe Price Health Sciences                                 --             --            --           --
IDEX T. Rowe Price Small Cap                                       --             23            --           --
IDEX T. Rowe Price Tax-Efficient Growth                            11             --            15           --
IDEX Transamerica Conservative High-Yield Bond                  6,120             --         6,675           --
IDEX Transamerica Convertible Securities                           --             --            64           --
IDEX Transamerica Equity                                           --             --            --           --
IDEX Transamerica Growth Opportunities                             --             --            --           --
IDEX Transamerica Money Market                                     --             --           662           --
IDEX Transamerica Value Balanced                                  760            838           751          821
--------------------------------------------------------------------------------------------------------------------

       * IDEX Federated Tax Exempt's distributed and undistributed ordinary income is tax exempt.

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                      213
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

NOTE 4.  INFORMATION FOR FEDERAL INCOME TAX PURPOSES (CONTINUED):

    The tax basis components of available earnings for distribution at October 31, 2002, were as the follows:

                                                              Undistributed    Undistributed
                                                                Ordinary         Long-term
                            Fund                                 Income        Capital Gains
------------------------------------------------------------  -------------    -------------
IDEX Aggressive Asset Allocation                                 $   --           $   --
IDEX Alger Aggressive Growth                                         --               --
IDEX American Century Income & Growth                                --               --
IDEX American Century International                                  --               --
IDEX Conservative Asset Allocation Fund                              98               --
IDEX Federated Tax Exempt*                                           53               --
IDEX Gabelli Global Growth                                           --               --
IDEX Goldman Sachs Growth                                            --               --
IDEX Great Companies - America(SM)                                   --               --
IDEX Great Companies - Global(2)                                     --               --
IDEX Great Companies - Technology(SM)                                --               --
IDEX Isabelle Small Cap Value                                        --               --
IDEX Janus Balanced                                                 564               --
IDEX Janus Capital Appreciation                                      --               --
IDEX Janus Flexible Income                                          223               --
IDEX Janus Global                                                    --               --
IDEX Janus Growth                                                    --               --
IDEX Janus Growth & Income                                           --               --
IDEX Jennison Equity Opportunity                                     --               --
IDEX LKCM Strategic Total Return                                     64               --
IDEX Moderate Asset Allocation                                       94               --
IDEX Moderately Aggressive Asset Allocation                          --               --
IDEX Munder Net50                                                    --               --
IDEX PBHG Mid Cap Growth                                             --               --
IDEX PBHG Technology & Communications                                --               --
IDEX PIMCO Total Return                                           1,236              208
IDEX Protected Principal Stock                                    3,493            1,422
IDEX Salomon All Cap                                                 --               --
IDEX Salomon Investors Value                                         63              573
IDEX T. Rowe Price Health Sciences                                   --               --
IDEX T. Rowe Price Small Cap                                         --               --
IDEX T. Rowe Price Tax-Efficient Growth                              --               --
IDEX Transamerica Conservative High-Yield Bond                      705               --
IDEX Transamerica Convertible Securities                             33               --
IDEX Transamerica Equity                                             --               --
IDEX Transamerica Growth Opportunities                               --               --
IDEX Transamerica Money Market                                       88               --
IDEX Transamerica Value Balanced                                     67               --
--------------------------------------------------------------------------------------------

       * IDEX Federated Tax Exempt's distributed and undistributed ordinary income is tax exempt.

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                      214
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

NOTE 4.  INFORMATION FOR FEDERAL INCOME TAX PURPOSES (CONTINUED):

    The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2002, is as follows:

                                                                             Unrealized          Unrealized        Net unrealized
                                                          Cost of          appreciation of     depreciation of      appreciation
                                                         securities          investments         investments       (depreciation)
                                                     ------------------    ---------------    -----------------    --------------
IDEX Aggressive Asset Allocation                         $   32,902            $    --            $  (2,959)         $  (2,959)
IDEX Alger Aggressive Growth                                119,166              6,423              (11,353)            (4,930)
IDEX American Century Income & Growth                        35,331                444               (6,961)            (6,517)
IDEX American Century International                          23,087                388               (1,427)            (1,039)
IDEX Conservative Asset Allocation                           48,615                320               (1,098)              (778)
IDEX Federated Tax Exempt                                    39,084              1,583                 (129)             1,454
IDEX Gabelli Global Growth                                   41,270              2,676              (14,229)           (11,553)
IDEX Goldman Sachs Growth                                    33,758                710               (9,107)            (8,397)
IDEX Great Companies - America(SM)                          147,392              1,539              (26,622)           (25,083)
IDEX Great Companies - Global(2)                             18,104                242               (2,641)            (2,399)
IDEX Great Companies - Technology(SM)                        20,237                272               (7,747)            (7,475)
IDEX Isabelle Small Cap Value                                96,636              5,841              (24,212)           (18,371)
IDEX Janus Balanced                                         369,247             17,791              (25,348)            (7,557)
IDEX Janus Capital Appreciation                             101,469              5,464              (18,531)           (13,067)
IDEX Janus Flexible Income                                  143,406              5,614                 (372)             5,242
IDEX Janus Global                                           569,188             18,013              (97,012)           (78,999)
IDEX Janus Growth                                         1,233,611             65,550             (264,436)          (198,886)
IDEX Janus Growth & Income                                   34,649                587               (4,269)            (3,682)
IDEX Jennison Equity Opportunity                             84,314              2,049              (14,675)           (12,626)
IDEX LKCM Strategic Total Return                             55,910              4,849               (6,941)            (2,092)
IDEX Moderate Asset Allocation                               93,857                443               (4,583)            (4,140)
IDEX Moderately Aggressive Asset Allocation                  86,999                258               (5,899)            (5,641)
IDEX Munder Net50                                             1,695                 46                 (809)              (763)
IDEX PBHG Mid Cap Growth                                     40,757              3,246               (1,968)             1,278
IDEX PBHG Technology & Communications                        17,435                616               (2,902)            (2,286)
IDEX PIMCO Total Return                                     109,117                709                 (694)                15
IDEX Protected Principal Stock                               70,159              1,899               (7,263)            (5,364)
IDEX Salomon All Cap                                        337,323              6,369              (81,674)           (75,305)
IDEX Salomon Investors Value                                 74,735              1,098              (13,157)           (12,059)
IDEX T. Rowe Price Health Sciences                            5,261                235                 (536)              (301)
IDEX T. Rowe Price Small Cap                                 24,044              1,471               (6,707)            (5,236)
IDEX T. Rowe Price Tax-Efficient Growth                      43,307                967               (6,167)            (5,200)
IDEX Transamerica Conservative High-Yield Bond              110,433              2,337              (18,035)           (15,698)
IDEX Transamerica Convertible Securities                     12,525                233                 (373)              (140)
IDEX Transamerica Equity                                     29,362                946               (3,612)            (2,666)
IDEX Transamerica Growth Opportunities                       19,373              1,687               (2,317)              (630)
IDEX Transamerica Money Market                              241,392                 --                   --                 --
IDEX Transamerica Value Balanced                             31,785              1,380               (4,556)            (3,176)

    As of October 31, 2002, the following Funds have capital loss carryforwards available through the date specified to offset future realized net capital gains.

IDEX Aggressive Asset Allocation            $    716   October 31, 2010
IDEX Alger Aggressive Growth                  90,423   October 31, 2009
                                              48,961   October 31, 2010
IDEX American Century Income & Growth            787   October 31, 2009
                                               3,478   October 31, 2010
IDEX American Century International            4,622   October 31, 2009
                                               3,367   October 31, 2010
IDEX Conservative Asset Allocation               151   October 31, 2010
IDEX Federated Tax Exempt                      1,016   October 31, 2008
IDEX Gabelli Global Growth                     3,705   October 31, 2009
                                              13,689   October 31, 2010

                               IDEX MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                      215
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

NOTE 4.  INFORMATION FOR FEDERAL INCOME TAX PURPOSES (CONTINUED):

IDEX Goldman Sachs Growth                   $  1,802   October 31, 2009
                                               4,581   October 31, 2010
IDEX Great Companies - America(SM)             4,113   October 31, 2009
                                               6,883   October 31, 2010
IDEX Great Companies - Global(2)               1,792   October 31, 2009
                                                 836   October 31, 2010
IDEX Great Companies - Technology(SM)          5,516   October 31, 2009
                                               7,851   October 31, 2010
IDEX Isabelle Small Cap Value                     70   October 31, 2009
                                               2,556   October 31, 2010
IDEX Janus Balanced                           23,179   October 31, 2009
                                              40,239   October 31, 2010
IDEX Janus Capital Appreciation               26,385   October 31, 2008
                                             200,845   October 31, 2009
                                              83,414   October 31, 2010
IDEX Janus Flexible Income                       564   October 31, 2010
IDEX Janus Global                            176,064   October 31, 2009
                                             205,203   October 31, 2010
IDEX Janus Growth                            633,224   October 31, 2009
                                             259,422   October 31, 2010
IDEX Janus Growth & Income                       658   October 31, 2009
                                               3,893   October 31, 2010
IDEX Jennison Equity Opportunity               2,778   October 31, 2009
                                               8,055   October 31, 2010
IDEX LKCM Strategic Total Return               1,365   October 31, 2010
IDEX Moderate Asset Allocation                   620   October 31, 2010
IDEX Moderately Aggressive Asset
  Allocation                                   1,239   October 31, 2010
IDEX Munder Net50                                465   October 31, 2009
                                                 688   October 31, 2010
IDEX PBHG Mid Cap Growth                       2,311   October 31, 2008
                                              94,547   October 31, 2009
                                              17,137   October 31, 2010
IDEX PBHG Technology & Communications          4,982   October 31, 2008
                                              74,863   October 31, 2009
                                              25,321   October 31, 2010
IDEX PIMCO Total Return                            0         N/A
IDEX Protected Principal Stock                     0         N/A
IDEX Salomon All Cap                          60,548   October 31, 2010
IDEX Salomon Investors Value                       0         N/A
IDEX T. Rowe Price Health Sciences                68   October 31, 2010
IDEX T. Rowe Price Small Cap                   1,832   October 31, 2009
                                               4,119   October 31, 2010
IDEX T. Rowe Price Tax-Efficient Growth           32   October 31, 2007
                                                 378   October 31, 2008
                                                 219   October 31, 2009
                                               1,976   October 31, 2010
IDEX Transamerica Conservative High-Yield
  Bond                                         1,984   October 31, 2008
                                               1,519   October 31, 2009
                                               5,469   October 31, 2010
IDEX Transamerica Convertible Securities         377   October 31, 2010
IDEX Transamerica Equity                          71   October 31, 2008
                                               2,496   October 31, 2009
                                               1,197   October 31, 2010
IDEX Transamerica Growth Opportunities           203   October 31, 2008
                                               6,251   October 31, 2009
                                               1,290   October 31, 2010
IDEX Transamerica Money Market                     0         N/A
IDEX Transamerica Value Balanced               5,015   October 31, 2010

                                      216
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    To the Trustees and Shareholders of
    IDEX Mutual Funds

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series constituting IDEX Mutual Funds (hereafter referred to as the "Fund") at October 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

    PricewaterhouseCoopers LLP

    Tampa, Florida
    December 13, 2002

                                      217
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, IDEX Mutual Funds solicited a vote by the shareholders for:

At a special meeting of shareholders held on DECEMBER 14, 2001, the results of Proposals, were as follows:

IDEX TRANSAMERICA VALUE BALANCED

PROPOSAL 1:    Approval  of  a new  Investment  Advisory Agreement  between IDEX
               Mutual Funds and IDEX Management, Inc., with respect to the Fund.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         94.04%    1.20%               4.76%

PROPOSAL 2:    Approval of a new Sub-Advisory Agreement between IDEX Management,
               Inc. and Transamerica Investment Management, LLC, on behalf of the Fund.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         93.24%    1.72%               5.04%

PROPOSAL 3:    Approval  to adopt a Sub-Adviser  Approval Policy with respect to the Fund.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         93.29%    2.03%               4.69%

PROPOSAL 4:    Re-election of the current Trustees of the IDEX Board of Trustees and election of two new Trustees to the Board.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Patrick S. Baird         98.63%    1.37%               0.00%
Peter R. Brown           98.63%    1.37%               0.00%
Daniel Calabria          98.63%    1.37%               0.00%
Janice B. Case           98.25%    1.75%               0.00%
Charles C. Harris        98.63%    1.37%               0.00%
John R. Kenney           98.63%    1.37%               0.00%
Russell A. Kimball, Jr.  98.25%    1.75%               0.00%
William W. Short, Jr.    98.61%    1.39%               0.00%
Jack E. Zimmerman        98.63%    1.37%               0.00%

PROPOSAL 5(A):  Approval  to  change   fundamental  investment  restriction   #8
                concerning the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         91.63%    1.81%               6.57%

PROPOSAL 5(B):  Approval  to  change the  description of  fundamental investment restriction #1 concerning diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         91.65%    2.19%               6.57%

PROPOSAL 5(C):  Approval  to  change   fundamental  investment  restriction   #2
                concerning industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         91.84%    2.35%               5.81%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      218
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

At a special meeting of shareholders held on FEBRUARY 8, 2002, the results of the Proposals were as follows:

IDEX ALGER AGGRESSIVE GROWTH

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.04%    3.96%               0.00%
Charles C. Harris        96.06%    3.94%               0.00%
John R. Kenney           96.04%    3.96%               0.00%
Patrick S. Baird         96.08%    3.92%               0.00%
Jack E. Zimmerman        96.04%    3.96%               0.00%
William W. Short, Jr.    96.06%    3.94%               0.00%
Daniel Calabria          96.07%    3.93%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.00%    4.00%               0.00%
Janice B. Case           95.96%    4.04%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.88%    2.21%              27.91%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.09%    2.32%              27.59%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.28%    2.01%              27.71%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Fred Alger Management, Inc. with respect to IDEX Alger Aggressive Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.84%    3.43%              27.73%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      219
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

IDEX FEDERATED TAX EXEMPT

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           93.74%    6.26%               0.00%
Charles C. Harris        93.86%    6.14%               0.00%
John R. Kenney           93.67%    6.33%               0.00%
Patrick S. Baird         93.88%    6.12%               0.00%
Jack E. Zimmerman        93.86%    6.14%               0.00%
William W. Short, Jr.    93.79%    6.21%               0.00%
Daniel Calabria          93.88%    6.12%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  93.58%    6.42%               0.00%
Janice B. Case           93.69%    6.31%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         77.29%    5.34%              17.37%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         77.30%    5.20%              17.50%

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Federated Investment Management Company with respect to IDEX Federated Tax Exempt.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         76.42%    8.06%              15.52%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX GABELLI GLOBAL GROWTH

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.49%    4.51%               0.00%
Charles C. Harris        95.49%    4.51%               0.00%
John R. Kenney           95.49%    4.51%               0.00%
Patrick S. Baird         95.55%    4.45%               0.00%
Jack E. Zimmerman        95.54%    4.46%               0.00%
William W. Short, Jr.    95.49%    4.51%               0.00%
Daniel Calabria          95.48%    4.52%               0.00%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      220
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.34%    4.66%               0.00%
Janice B. Case           95.46%    4.54%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.32%    2.17%              29.51%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.54%    2.23%              29.23%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.28%    3.11%              29.61%

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Gabelli Asset Management Company with respect to IDEX Gabelli Global Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.50%    3.14%              29.36%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX GOLDMAN SACHS GROWTH

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.25%    3.75%               0.00%
Charles C. Harris        96.25%    3.75%               0.00%
John R. Kenney           96.25%    3.75%               0.00%
Patrick S. Baird         96.23%    3.77%               0.00%
Jack E. Zimmerman        96.25%    3.75%               0.00%
William W. Short, Jr.    96.25%    3.75%               0.00%
Daniel Calabria          96.25%    3.75%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.23%    3.77%               0.00%
Janice B. Case           96.23%    3.77%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.02%    1.78%              30.20%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      221
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.69%    1.37%              29.94%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.36%     .48%              30.16%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Goldman Sachs Asset Management with respect to IDEX Goldman Sachs Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.03%    2.90%              30.07%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX GREAT COMPANIES - AMERICA(SM)

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           97.43%    2.57%               0.00%
Charles C. Harris        97.45%    2.55%               0.00%
John R. Kenney           97.45%    2.55%               0.00%
Patrick S. Baird         97.45%    2.55%               0.00%
Jack E. Zimmerman        97.44%    2.56%               0.00%
William W. Short, Jr.    97.39%    2.61%               0.00%
Daniel Calabria          97.43%    2.57%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  97.39%    2.61%               0.00%
Janice B. Case           97.39%    2.61%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.69%    2.48%              26.83%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      222
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Great Companies, L.L.C. with respect to IDEX Great Companies - America(SM).

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.76%    2.47%              26.77%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX GREAT COMPANIES - GLOBAL(2)

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           98.23%    1.77%               0.00%
Charles C. Harris        98.23%    1.77%               0.00%
John R. Kenney           98.23%    1.77%               0.00%
Patrick S. Baird         98.23%    1.77%               0.00%
Jack E. Zimmerman        98.23%    1.77%               0.00%
William W. Short, Jr.    98.23%    1.77%               0.00%
Daniel Calabria          98.23%    1.77%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  98.23%    1.77%               0.00%
Janice B. Case           98.23%    1.77%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.60%    1.13%              27.27%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         73.60%    1.05%              25.35%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Great Companies, L.L.C. with respect to IDEX Great Companies - Global(2)

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.37%    3.68%              25.95%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      223
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

IDEX GREAT-COMPANIES - TECHNOLOGY(SM)

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           97.46%    2.54%               0.00%
Charles C. Harris        97.46%    2.54%               0.00%
John R. Kenney           97.46%    2.54%               0.00%
Patrick S. Baird         97.46%    2.54%               0.00%
Jack E. Zimmerman        97.44%    2.56%               0.00%
William W. Short, Jr.    97.44%    2.56%               0.00%
Daniel Calabria          97.46%    2.54%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  97.43%    2.57%               0.00%
Janice B. Case           97.43%    2.57%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         72.28%    1.97%              25.75%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Great Companies, L.L.C. with respect to IDEX Great Companies - Technology(SM).

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         72.66%    2.02%              25.32%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX ISABELLE SMALL CAP VALUE

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.88%    4.12%               0.00%
Charles C. Harris        95.88%    4.12%               0.00%
John R. Kenney           95.84%    4.16%               0.00%
Patrick S. Baird         95.84%    4.16%               0.00%
Jack E. Zimmerman        95.84%    4.16%               0.00%
William W. Short, Jr.    95.84%    4.16%               0.00%
Daniel Calabria          95.84%    4.16%               0.00%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      224
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.77%    4.23%               0.00%
Janice B. Case           95.77%    4.23%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.98%    0.97%              29.05%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.42%    3.85%              28.73%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.65%    3.57%              28.78%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Ironwood Capital Management, L.L.C. with respect to IDEX Isabelle Small Cap Value.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.09%    1.10%              28.81%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX JANUS BALANCED

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.76%    3.24%               0.00%
Charles C. Harris        96.76%    3.24%               0.00%
John R. Kenney           96.78%    3.22%               0.00%
Patrick S. Baird         96.73%    3.27%               0.00%
Jack E. Zimmerman        96.77%    3.23%               0.00%
William W. Short, Jr.    96.74%    3.26%               0.00%
Daniel Calabria          96.78%    3.22%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.68%    3.32%               0.00%
Janice B. Case           96.68%    3.32%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.95%    2.26%              27.79%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      225
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.11%    2.41%              27.48%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.21%    2.25%              27.54%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Management, LLC with respect to IDEX Janus Balanced.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.70%    2.89%              27.41%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         93.01%    2.17%               4.82%

IDEX JANUS CAPITAL APPRECIATION

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.69%    4.31%               0.00%
Charles C. Harris        95.71%    4.29%               0.00%
John R. Kenney           95.69%    4.31%               0.00%
Patrick S. Baird         95.71%    4.29%               0.00%
Jack E. Zimmerman        95.70%    4.30%               0.00%
William W. Short, Jr.    95.69%    4.31%               0.00%
Daniel Calabria          95.70%    4.30%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.67%    4.33%               0.00%
Janice B. Case           95.65%    4.35%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.66%    2.53%              28.81%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.26%    2.17%              28.57%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      226
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.17%    2.25%              28.58%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Management, LLC with respect to IDEX Janus Capital Appreciation.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.12%    3.39%              28.49%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         92.88%    2.20%               4.92%

IDEX JANUS FLEXIBLE INCOME

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.88%    3.12%               0.00%
Charles C. Harris        96.91%    3.09%               0.00%
John R. Kenney           96.92%    3.08%               0.00%
Patrick S. Baird         96.73%    3.27%               0.00%
Jack E. Zimmerman        96.87%    3.13%               0.00%
William W. Short, Jr.    96.89%    3.11%               0.00%
Daniel Calabria          96.91%    3.09%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.79%    3.21%               0.00%
Janice B. Case           96.69%    3.31%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.44%    3.29%              27.27%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.03%    3.36%              26.61%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.26%    3.04%              26.70%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      227
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Management, LLC with respect to IDEX Janus Flexible Income.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.42%    4.03%              26.55%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         92.43%    3.26%               4.31%

IDEX JANUS GLOBAL

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.71%    3.29%               0.00%
Charles C. Harris        96.75%    3.25%               0.00%
John R. Kenney           96.68%    3.32%               0.00%
Patrick S. Baird         96.73%    3.27%               0.00%
Jack E. Zimmerman        96.74%    3.26%               0.00%
William W. Short, Jr.    96.74%    3.26%               0.00%
Daniel Calabria          96.77%    3.23%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.72%    3.28%               0.00%
Janice B. Case           96.72%    3.28%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.88%    2.78%              27.34%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.36%    2.47%              27.17%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.36%    2.47%              27.17%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Management, LLC with respect to IDEX Janus Global.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.42%    3.36%              27.22%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         93.42%    2.38%               4.20%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      228
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

IDEX JANUS GROWTH

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.14%    3.86%               0.00%
Charles C. Harris        96.18%    3.82%               0.00%
John R. Kenney           96.09%    3.91%               0.00%
Patrick S. Baird         96.15%    3.85%               0.00%
Jack E. Zimmerman        96.15%    3.85%               0.00%
William W. Short, Jr.    96.16%    3.84%               0.00%
Daniel Calabria          96.17%    3.83%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.06%    3.94%               0.00%
Janice B. Case           96.08%    3.92%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.46%    2.76%              25.78%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         72.11%    2.52%              25.37%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.91%    2.57%              25.52%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Management, LLC with respect to IDEX Janus Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.60%    3.99%              25.41%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         92.85%    2.46%               4.69%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      229
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

IDEX JANUS GROWTH & INCOME

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.80%    4.20%               0.00%
Charles C. Harris        95.77%    4.23%               0.00%
John R. Kenney           95.75%    4.25%               0.00%
Patrick S. Baird         95.80%    4.20%               0.00%
Jack E. Zimmerman        95.80%    4.20%               0.00%
William W. Short, Jr.    95.80%    4.20%               0.00%
Daniel Calabria          95.77%    4.23%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.42%    4.58%               0.00%
Janice B. Case           95.79%    4.21%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.59%    2.30%              30.11%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Management, LLC with respect to IDEX Janus Growth & Income.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.35%    2.12%              29.53%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         93.62%    1.01%               5.37%

IDEX JENNISON EQUITY OPPORTUNITY

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.78%    3.22%               0.00%
Charles C. Harris        96.78%    3.22%               0.00%
John R. Kenney           96.78%    3.22%               0.00%
Patrick S. Baird         96.78%    3.22%               0.00%
Jack E. Zimmerman        96.78%    3.22%               0.00%
William W. Short, Jr.    96.78%    3.22%               0.00%
Daniel Calabria          96.78%    3.22%               0.00%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      230
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.74%    3.26%               0.00%
Janice B. Case           96.74%    3.26%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.44%    1.51%              31.05%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.98%    1.32%              30.70%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Jennison Associates L.L.C. with respect to IDEX Jennison Equity Opportunity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.01%    2.26%              30.73%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX LKCM STRATEGIC TOTAL RETURN

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.96%    4.04%               0.00%
Charles C. Harris        95.95%    4.05%               0.00%
John R. Kenney           95.99%    4.01%               0.00%
Patrick S. Baird         96.02%    3.98%               0.00%
Jack E. Zimmerman        95.94%    4.06%               0.00%
William W. Short, Jr.    95.96%    4.04%               0.00%
Daniel Calabria          95.88%    4.12%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.01%    3.99%               0.00%
Janice B. Case           95.89%    4.11%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         74.03%    3.06%              22.91%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      231
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         74.98%    2.36%              22.66%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         75.06%    2.29%              22.65%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Luther King Capital Management Corporation with respect to IDEX LKCM Strategic Total Return.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         73.70%    3.54%              22.76%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX PBHG MID CAP GROWTH (FORMERLY IDEX PILGRIM BAXTER MID CAP GROWTH)

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.01%    4.99%               0.00%
Charles C. Harris        95.07%    4.93%               0.00%
John R. Kenney           95.10%    4.90%               0.00%
Patrick S. Baird         95.12%    4.88%               0.00%
Jack E. Zimmerman        95.12%    4.88%               0.00%
William W. Short, Jr.    95.10%    4.90%               0.00%
Daniel Calabria          95.14%    4.86%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.04%    4.96%               0.00%
Janice B. Case           95.14%    4.86%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.19%    2.72%              29.09%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.70%    2.47%              28.83%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      232
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.71%    2.36%              28.93%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Pilgrim Baxter & Associates, Ltd. with respect to IDEX PBHG Mid Cap Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.80%    3.39%              28.81%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX SALOMON ALL CAP

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.99%    4.01%               0.00%
Charles C. Harris        96.01%    3.99%               0.00%
John R. Kenney           96.03%    3.97%               0.00%
Patrick S. Baird         96.05%    3.95%               0.00%
Jack E. Zimmerman        95.98%    4.02%               0.00%
William W. Short, Jr.    96.02%    3.98%               0.00%
Daniel Calabria          96.00%    4.00%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.00%    4.00%               0.00%
Janice B. Case           96.02%    3.98%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.32%    2.45%              28.23%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.55%    2.28%              28.17%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Salomon Brothers Asset Management, Inc. with respect to IDEX Salomon All Cap.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.81%    3.18%              28.01%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      233
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

IDEX T. ROWE SMALL CAP

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.00%    5.00%               0.00%
Charles C. Harris        94.99%    5.01%               0.00%
John R. Kenney           94.85%    5.15%               0.00%
Patrick S. Baird         95.01%    4.99%               0.00%
Jack E. Zimmerman        95.00%    5.00%               0.00%
William W. Short, Jr.    95.01%    4.99%               0.00%
Daniel Calabria          95.01%    4.99%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.05%    4.95%               0.00%
Janice B. Case           95.04%    4.96%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         73.98%    2.25%              23.77%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         74.51%    2.29%              23.20%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         74.73%    2.21%              23.06%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and T. Rowe Price Associates, Inc. with respect to IDEX
         T. Rowe Price Small Cap.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         73.56%    3.35%              23.09%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      234
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH (FORMERLY IDEX T. ROWE PRICE DIVIDEND GROWTH)

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.56%    4.44%               0.00%
Charles C. Harris        95.56%    4.44%               0.00%
John R. Kenney           95.56%    4.44%               0.00%
Patrick S. Baird         95.54%    4.46%               0.00%
Jack E. Zimmerman        95.56%    4.44%               0.00%
William W. Short, Jr.    95.54%    4.46%               0.00%
Daniel Calabria          95.56%    4.44%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.56%    4.44%               0.00%
Janice B. Case           95.54%    4.46%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.64%    2.88%              27.48%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.91%    2.80%              27.29%

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          Not applicable to this fund.

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and T. Rowe Price Associates, Inc. with respect to IDEX
         T. Rowe Price Tax-Efficient Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.56%    3.26%              27.18%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND (FORMERLY IDEX AEGON INCOME PLUS)

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.95%    3.05%               0.00%
Charles C. Harris        96.96%    3.04%               0.00%
John R. Kenney           96.88%    3.12%               0.00%
Patrick S. Baird         96.86%    3.14%               0.00%
Jack E. Zimmerman        96.92%    3.08%               0.00%
William W. Short, Jr.    96.93%    3.07%               0.00%
Daniel Calabria          96.99%    3.01%               0.00%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      235
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.62%    3.38%               0.00%
Janice B. Case           96.78%    3.22%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.86%    2.80%              25.34%

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.56%    3.09%              25.35%

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.79%    3.14%              25.07%

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         72.25%    2.59%              25.16%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and AEGON USA Investment Management, LLC with respect to IDEX Transamerica Conservative High-Yield Bond.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.61%    3.67%              24.72%

PROPOSAL 4:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          Not applicable to this fund.

IDEX TRANSAMERICA EQUITY

PROPOSAL 1:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.59%    4.41%               0.00%
Charles C. Harris        95.59%    4.41%               0.00%
John R. Kenney           95.59%    4.41%               0.00%
Patrick S. Baird         95.59%    4.41%               0.00%
Jack E. Zimmerman        95.59%    4.41%               0.00%
William W. Short, Jr.    95.59%    4.41%               0.00%
Daniel Calabria          95.59%    4.41%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.59%    4.41%               0.00%
Janice B. Case           95.59%    4.41%               0.00%

PROPOSAL 2A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.29%    1.42%              27.29%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      236
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

PROPOSAL 2B:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          Not applicable to this fund.

PROPOSAL 2C:
         Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

                          Not applicable to this fund.

PROPOSAL 2D:
         Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

                          Not applicable to this fund.

PROPOSAL 2E:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.32%    1.48%              27.20%

PROPOSAL 3:
         Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Transamerica Investment Management, LLC with respect to IDEX T. Rowe Price Tax-Efficient Growth.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         71.78%    0.96%              27.26%

PROPOSAL 4:
         Approval of the adoption of a Sub-Advisor Approval Policy.

                          Not applicable to this fund.

IDEX SALOMON INVESTORS VALUE (FORMERLY IDEX NWQ VALUE EQUITY)

At a special meeting of shareholders held on FEBRUARY 8, 2002, the results of the Proposals were as follows:

PROPOSAL 1:
         Approval of a new Sub-Advisory Agreement between IDEX Management, Inc. and Salomon Brothers Asset Management, Inc. with respect to IDEX Salomon Investors Value.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         93.38%    1.80%               4.82%

PROPOSAL 2:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         69.27%    2.17%              28.56%

PROPOSAL 3:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           99.24%    3.77%               0.00%
Charles C. Harris        96.28%    3.72%               0.00%
John R. Kenney           96.26%    3.74%               0.00%
Patrick S. Baird         96.28%    3.72%               0.00%
Jack E. Zimmerman        96.27%    3.73%               0.00%
William W. Short, Jr.    96.28%    3.72%               0.00%
Daniel Calabria          96.26%    3.74%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.96%    4.04%               0.00%
Janice B. Case           96.04%    3.96%               0.00%

PROPOSAL 4A:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.92%    1.91%              29.17%

PROPOSAL 4B:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.69%    1.80%              29.51%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      237
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

PROPOSAL 4C:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.36%    2.20%              29.44%

IDEX GE U.S. EQUITY

At a special meeting of shareholders held on FEBRUARY 8, 2002, the results of the Proposals were as follows:

PROPOSAL 1:
         Approval   of  a   new  Investment  Advisory   Agreement  between  IDEX
         Management, Inc. and IDEX Mutual Funds with respect to IDEX GE U.S. Equity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.61%    1.08%              30.31%

PROPOSAL 2:
         Approval of a new Sub-Advisory Agreement between IDEX Management, Inc. and American Century Investment Management, Inc. with respect to IDEX GE U.S. Equity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.27%    1.31%              30.43%

PROPOSAL 3:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.18%    1.57%              36.25%

PROPOSAL 4:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           95.61%    4.39%               0.00%
Charles C. Harris        95.54%    4.46%               0.00%
John R. Kenney           95.56%    4.44%               0.00%
Patrick S. Baird         95.63%    4.37%               0.00%
Jack E. Zimmerman        95.63%    4.37%               0.00%
William W. Short, Jr.    95.63%    4.37%               0.00%
Daniel Calabria          95.63%    4.37%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  95.53%    4.47%               0.00%
Janice B. Case           95.59%    4.41%               0.00%

PROPOSAL 5A:
         Approval of the change in the fundamental investment restriction relating to industry concentration.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.76%    1.66%              30.59%

PROPOSAL 5B:
         Approval of the change in the fundamental investment restriction relating to physical commodities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.20%    1.67%              30.12%

PROPOSAL 5C:
         Approval of the change in the fundamental investment restriction relating to lending.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.91%    1.75%              30.34%

PROPOSAL 5D:
         Approval of the change in the fundamental investment restriction relating to real estate securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.63%    1.93%              30.44%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      238
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

PROPOSAL 5E:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.71%    1.79%              30.50%

PROPOSAL 5F:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.42%    1.45%              30.14%

PROPOSAL 5G:
         Approval of the change in the fundamental investment restriction relating to the borrowing.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.98%    1.71%              30.31%

PROPOSAL 5H:
         Approval of the change in the fundamental investment restriction relating to underwriting.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.00%    1.89%              30.11%

PROPOSAL 5I:
         Approval of the change in the fundamental investment restriction relating to short sales.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.96%    1.70%              30.33%

PROPOSAL 5J:
         Approval of the change in the fundamental investment restriction relating to purchasing on margin.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.20%    2.06%              30.74%

PROPOSAL 5K:
         Approval of the change in the fundamental investment restriction relating to exercising control.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.01%    1.79%              30.20%

IDEX MUNDER NET50

At a special meeting of shareholders held on FEBRUARY 8, 2002, the results of the Proposals were as follows:

PROPOSAL 1:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         77.41%    2.59%              20.00%

PROPOSAL 2:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           99.05%    0.95%               0.00%
Charles C. Harris        99.21%    0.79%               0.00%
John R. Kenney           99.21%    0.79%               0.00%
Patrick S. Baird         99.05%    0.95%               0.00%
Jack E. Zimmerman        99.21%    0.79%               0.00%
William W. Short, Jr.    99.21%    0.79%               0.00%
Daniel Calabria          99.21%    0.79%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  99.21%    0.79%               0.00%
Janice B. Case           99.21%    0.79%               0.00%

PROPOSAL 3:
         Approval of the change in the fundamental investment restriction relating to senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         74.35%    2.36%              23.29%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      239
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

IDEX PBHG TECHNOLOGY & COMMUNICATIONS (FORMERLY IDEX PILGRIM BAXTER TECHNOLOGY)

At a special meeting of shareholders held on FEBRUARY 8, 2002, the results of the Proposals were as follows:

PROPOSAL 1:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         72.08%    2.89%              25.03%

PROPOSAL 2:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           93.64%    6.36%               0.00%
Charles C. Harris        93.64%    6.36%               0.00%
John R. Kenney           93.67%    6.33%               0.00%
Patrick S. Baird         93.67%    6.33%               0.00%
Jack E. Zimmerman        93.56%    6.44%               0.00%
William W. Short, Jr.    93.68%    6.32%               0.00%
Daniel Calabria          93.67%    6.33%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  93.20%    6.80%               0.00%
Janice B. Case           93.20%    6.80%               0.00%

PROPOSAL 3:
         Approval of the change in the fundamental investment restriction relating to senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         70.49%    4.03%              25.48%

IDEX TRANSAMERICA GROWTH OPPORTUNITIES (FORMERLY IDEX TRANSAMERICA SMALL
COMPANY)

At a special meeting of shareholders held on FEBRUARY 8, 2002, the results of the Proposals were as follows:

PROPOSAL 1:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         68.05%    2.50%              29.45%

PROPOSAL 2:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.18%    3.82%               0.00%
Charles C. Harris        96.28%    3.72%               0.00%
John R. Kenney           96.27%    3.73%               0.00%
Patrick S. Baird         96.28%    3.72%               0.00%
Jack E. Zimmerman        96.19%    3.81%               0.00%
William W. Short, Jr.    96.18%    3.82%               0.00%
Daniel Calabria          96.28%    3.72%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.19%    3.81%               0.00%
Janice B. Case           96.22%    3.78%               0.00%

PROPOSAL 3:
         Approval of the change in the fundamental investment restriction relating to senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         67.25%    2.76%              29.99%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      240
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

IDEX INTERNATIONAL EQUITY

At a special meeting of shareholders held on February 8, 2002, the results of the Proposals were as follows:

PROPOSAL 1:
         Approval   of  a   new  Investment  Advisory   Agreement  between  IDEX
         Management,  Inc.  and   IDEX  Mutual  Funds   with  respect  to   IDEX
         International Equity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         76.85%    1.58%              21.57%

PROPOSAL 2:
         Approval of a new Sub-Advisory Agreement between IDEX Management, Inc. and American Century Investment Management, Inc. with respect to IDEX International Equity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         75.73%    2.49%              21.78%

PROPOSAL 3:
         Approval of the adoption of a Sub-Adviser Approval Policy.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         76.75%    1.45%              21.80%

PROPOSAL 4:
         Approval of the current Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Peter R. Brown           96.92%    3.08%               0.00%
Charles C. Harris        96.98%    3.02%               0.00%
John R. Kenney           96.92%    3.08%               0.00%
Patrick S. Baird         96.98%    3.02%               0.00%
Jack E. Zimmerman        96.98%    3.02%               0.00%
William W. Short, Jr.    96.87%    3.13%               0.00%
Daniel Calabria          96.92%    3.08%               0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
Russell A. Kimball, Jr.  96.74%    3.26%               0.00%
Janice B. Case           96.85%    3.15%               0.00%

PROPOSAL 5A:
         Approval of the change in the fundamental investment restriction relating to diversification.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         76.59%    1.79%              21.62%

PROPOSAL 5B:
         Approval of the change in the fundamental investment restriction relating to physical commodities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         75.19%    3.24%              21.57%

PROPOSAL 5C:
         Approval of the change in the fundamental investment restriction relating to lending.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         74.72%    3.74%              21.54%

PROPOSAL 5D:
         Approval of the change in the fundamental investment restriction relating to real estate securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         75.33%    3.02%              21.65%

PROPOSAL 5E:
         Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         76.76%    1.58%              21.66%

                               IDEX MUTUAL FUNDS

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

                                      241
                                                               IDEX MUTUAL FUNDS

                                                              ANNUAL REPORT 2002

IDEX AMERICAN CENTURY INTERNATIONAL

At a special meeting of shareholders held on FEBRUARY 22, 2002, the results of Proposal 1 were as follows:

PROPOSAL 1:
         Approval of an Agreement and Plan of Reorganization transferring all of
         the  assets,  subject   to  liabilities,  of   IDEX  American   Century
         International to IDEX International Equity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         90.60%    0.43%               8.97%

IDEX AMERICAN CENTURY INCOME & GROWTH

At a special meeting of shareholders held on FEBRUARY 22, 2002, the results of Proposal 1 were as follows:

PROPOSAL 1:
         Approval of an Agreement and Plan of Reorganization transferring all of the assets, subject to liabilities, of IDEX American Century Income & Growth to IDEX GE U.S. Equity.

                          FOR     AGAINST   ABSTENTIONS/BROKER NON-VOTES
                         ------   -------   ----------------------------
                         89.70%    1.97%               8.33%

                                      242
IDEX MUTUAL FUNDS
ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                    SUPPLEMENTAL TAX INFORMATION (UNAUDITED)
                                OCTOBER 31, 2002

    The following information is for federal income tax purposes for the year or period ended October 31, 2002.

        Fund                                                           Long-Term Capital Gain Designation
        ----                                                           ----------------------------------
        IDEX PIMCO Total Return                                                     $0.02227
        IDEX Protected Principal Stock                                               0.21107
        IDEX Salomon Investors Value                                                 0.07174
        IDEX Transamerica Value Balanced                                             0.00016

                                      243
                                                               IDEX MUTUAL FUNDS
                                                              ANNUAL REPORT 2002

                               IDEX MUTUAL FUNDS

                       MANAGEMENT OF THE FUND (UNAUDITED)

NAME, ADDRESS & DATE OF                      TERM OF OFFICE AND            PRINCIPAL OCCUPATION(S) OR             NUMBER OF FUNDS
BIRTH ("DOB")            POSITION(S) HELD   LENGTH OF TIME SERVED        EMPLOYMENT IN THE PAST 5 YEARS         OVERSEEN BY TRUSTEE
-----------------------  ----------------   ---------------------   -----------------------------------------   -------------------

Peter R. Brown         Vice Chairman,     1986 -- present         Chairman of the Board, Peter Brown
1180 6th Street East   Trustee                                    Construction Company; Vice Chairman &
Treasure Island,                                                  Director, ATSF*, Fund B*, TIS* & TIF*, Rear
Florida 33706                                                     Admiral (Ret.) U.S. Navy Reserve, Civil Engineer
(DOB 5/10/28)                                                     Corps.
Daniel Calabria        Trustee            1996 -- present         Director, ATSF*, TIS* & Fund B* Trustee (1993-
7068 S. Shore Drive                                               present) & President (1993-1995), Florida Tax
So.,                                                              Free Funds.
South Pasadena,
Florida 33707
(DOB 3/5/36)

Janice B. Case         Trustee            2002 -- present         Director, ATSF*, TIS* & Fund B*; Senior Vice
205 Palm Island NW                                                President (1996-2000), Vice President (1990-
Clearwater,                                                       1996), Director of Customer Service & Marketing
Florida 33767                                                     (1987-1990), Florida Power Corp.
(DOB 9/27/52)

Charles C. Harris      Trustee            1994 -- present         Director, ATSF*, TIS* & Fund B*
35 Winston Drive
Clearwater,
Florida 33756
(DOB 7/15/30)

Leo J. Hill            Trustee            2001 -- present         Director, ATSF*, TIS* & Fund B*; Owner, Prestige
2101 N. Main Street                                               Lincoln-Mercury (2001-present); Market
Gainesville,                                                      President, National Bank; President & CEO,
Florida 32609                                                     Barnett Bank of the Treasure Coast, FL
                                                                  (1994-1998)

Russell A. Kimball,    Trustee            1986 -- present         Director, ATSF*; General Manager, Sheraton Sand
Jr.                                                               Key Resort
1160 Gulf Boulevard
Clearwater Beach,
Florida 34630
(DOB 8/17/44)

John R. Kenney**       Chairman,          1996 -- present         Chairman, Director and Co-CEO, Great Companies,
P. O. Box 5068         Trustee                                    L.L.C.; Director & Chairman, ATSF*, TIS* & Fund
Clearwater,                                                       B*; Chairman & Director, Western Reserve Life
Florida 33758                                                     Assurance Co. of Ohio (1996-June, 2002)
(DOB 2/8/38)

Larry N. Norman**      Trustee            2002 -- present         Executive Vice President & COO, AEGON USA, Inc.;
4333 Edgewood Road NE                                             Director, ATSF* & TIS*
Cedar Rapids,
Iowa 52499
(DOB 1/19/54)

William W. Short, Jr.  Trustee            1986 -- present         Director, ATSF*, TIS* & Fund B*; President &
12420 73rd Court                                                  majority shareholder, Short's Inc.; Chairman,
Largo,                                                            Southern Apparel Corporation, S.A.S.C. Apparel
Florida 33773                                                     Corporation & S.A.C. Distributors
(DOB 2/25/36)

Jack E. Zimmerman      Trustee            1986 -- present         Currently retired; formerly Director, Regional
6778 Rosezita Lane                                                Marketing of Marietta Corporation & Director of
Dayton, OH 45459                                                  Strategic Planning, Martin Marietta Baltimore
(DOB 2/3/28)                                                      Aerospace. Mr. Zimmerman is also the brother-
                                                                  in-law of John R. Kenny, IDEX Chairman.

Peter R. Brown                 98
1180 6th Street East
Treasure Island,
Florida 33706
(DOB 5/10/28)
Daniel Calabria                97
7068 S. Shore Drive
So.,
South Pasadena,
Florida 33707
(DOB 3/5/36)
Janice B. Case                 97
205 Palm Island NW
Clearwater,
Florida 33767
(DOB 9/27/52)
Charles C. Harris              97
35 Winston Drive
Clearwater,
Florida 33756
(DOB 7/15/30)
Leo J. Hill                    97
2101 N. Main Street
Gainesville,
Florida 32609
Russell A. Kimball,            97
Jr.
1160 Gulf Boulevard
Clearwater Beach,
Florida 34630
(DOB 8/17/44)
John R. Kenney**               97
P. O. Box 5068
Clearwater,
Florida 33758
(DOB 2/8/38)
Larry N. Norman**              98
4333 Edgewood Road NE
Cedar Rapids,
Iowa 52499
(DOB 1/19/54)
William W. Short, Jr.          97
12420 73rd Court
Largo,
Florida 33773
(DOB 2/25/36)
Jack E. Zimmerman              38
6778 Rosezita Lane
Dayton, OH 45459
(DOB 2/3/28)

---------------
 * ATSF-AEGON/Transamerica Series Fund, Inc; Fund B-Transamerica Occidental Life Insurance Company Separate Account Fund B; TIS-Transamerica Income Shares, Inc.; TIF-Transamerica Index Funds, Inc.

** May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of AEGON/Transamerica Fund Advisers, Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK

IDEX MUTUAL FUNDS

      CORPORATE ADDRESS                                 SEND YOUR                          GOLDMAN SACHS ASSET MANAGEMENT
---------------------------------------             CORRESPONDENCE TO:                     32 Old Slip
570 Carillon Parkway                          ---------------------------------------      New York, New York 10005-3500
St. Petersburg, Florida, 33716-1202           AEGON/TRANSAMERICA INVESTOR
                                              SERVICES, INC.                               GREAT COMPANIES, L.L.C.
          CUSTODIAN                           P.O. Box 9015                                635 Court Street, Suite 100
---------------------------------------       Clearwater, Florida  33758-9015              Clearwater, Florida 33756-5512
INVESTORS BANK AND TRUST COMPANY
200 Clarendon Street, 16th Floor                     CUSTOMER SERVICE                      IRONWOOD CAPITAL MANAGEMENT LLC
Boston, Massachusetts 02116                   ---------------------------------------      21 Custom House Street
                                              (888) 233-IDEX (4339) toll free call         Boston, Massachusetts 02110
     INDEPENDENT CERTIFIED                    Hours:8 a.m. to 8 p.m. Monday - Friday,
      PUBLIC ACCOUNTANTS                           Eastern Time                            JANUS CAPITAL MANAGEMENT LLC
---------------------------------------                                                    100 Fillmore Street, Suite 300
PRICEWATERHOUSECOOPERS LLP                             IDEX WEBSITE                        Denver, Colorado 80206-4928
101 E. Kennedy Blvd., Suite 1500              ---------------------------------------
Tampa, Florida 33602-9919                             www.idexfunds.com                    JENNISON ASSOCIATES, LLC
                                                                                           466 Lexington Avenue
      INVESTMENT ADVISER                               DISTRIBUTOR                         New York, New York 10017
---------------------------------------       ---------------------------------------
AEGON/TRANSAMERICA FUND ADVISERS, INC.        AFSG SECURITIES CORPORATION                  LUTHER KING CAPITAL MANAGEMENT
570 Carillon Parkway                          4333 Edgewood Road NE                        CORPORATION
St. Petersburg, Florida 33716-1202            Cedar Rapids, IA 52499                       301 Commerce Street, Suite 1600
                                                                                           Fort Worth, Texas 76102-4190
          OFFICERS                                     SUB-ADVISERS
---------------------------------------       ---------------------------------------      MUNDER CAPITAL MANAGEMENT
BRIAN C. SCOTT                                AEGON USA INVESTMENT                         480 Pierce Street, Suite 300
President and Chief Executive Officer         MANAGEMENT, LLC                              Birmingham, Michigan 48009
                                              4333 Edgewood Road, N.E.
THOMAS R. MORIARTY                            Cedar Rapids, Iowa  52499-0002               PACIFIC INVESTMENT MANAGEMENT
Executive Vice President, Treasurer and                                                    COMPANY
Principal Financial Officer                   AMERICAN CENTURY INVESTMENT                  840 Newport Center Drive
                                              MANAGEMENT, INC.                             Newport Beach, California 92660
JOHN K. CARTER                                American Century Tower
Vice President,                               4500 Main Street                             PILGRIM BAXTER & ASSOCIATES, LTD.
Secretary and General Counsel                 Kansas City, Missouri 64111                  1400 Liberty Ridge Drive
                                                                                           Wayne, Pennsylvania 19087-5593
WILLIAM T. DAVIS                              FEDERATED INVESTMENT MANAGEMENT
Vice President,                               COMPANY                                      SALOMON BROTHERS ASSET
Investment Manager Oversight and Relations    Federated Investment Tower                   MANAGEMENT INC
                                              Pittsburgh, Pennsylvania 15222-3779          388 Greenwich Street
CHRISTOPHER G. ROETZER                                                                     New York, New York 10013
Vice President, Assistant Treasurer and       FRED ALGER MANAGEMENT, INC.
Principal Accounting Officer                  30 Montgomery Street                         T. ROWE PRICE ASSOCIATES, INC.
                                              Jersey City, New Jersey 07302                100 East Pratt Street
GAYLE A. MORDEN                                                                            Baltimore, Maryland 21202-1090
Assistant Vice President and                  GABELLI ASSET MANAGEMENT COMPANY
Assistant Secretary                           One Corporate Center                         TRANSAMERICA INVESTMENT
                                              Rye, New York 10580-1434                     MANAGEMENT, LLC
TERESA PEPLOWSKI                                                                           1150 South Olive Street, Suite 2700
Assistant Secretary                           GATEWAY INVESTMENT ADVISERS, L.P.            Los Angeles, California 90015
                                              Rookwood Tower
KATHI WILLIAMS                                3805 Edwards Road, Suite 600
Assistant Secretary                           Cincinnati, OH 45209